SECOND QUARTER 2015 Supplemental Operating & Financial Data Exhibit 99.2

Table of Contents Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-21 Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-21

ABOUT SWAY

Q2 2015 Highlights

STARWOOD WAYPOINT RESIDENTIAL TRUST

Financial Results

- Single Family Rental ("SFR") home revenue: up 11.2% to $46.7 million in Q2 from $42.0 million in Q1 2015
- Core funds from operations ("Core FFO") of $0.50 per share, with $0.22 contribution from SFR (up from a $0.08 SFR contribution in Q1) [1]
- Stabilized portfolio net operating income ("NOI") margin: 66.5% in Q2 vs. 64.4% in Q1[1]
- 9.0% NOI increase on annual same store home portfolio for the period Q2 2015 vs. Q2 2014[1]

Capital Allocation

- Acquired 536 SFR homes for approximately $100.3 million at average 10.6% gross yield [2][3]
- Repurchased $8.3 million of common shares (332,250 shares)
- Board declared dividend of $0.19 per share for upcoming quarter, an increase of over 35% from prior quarter

Operations

- 96.6% stabilized home portfolio lease percentage at June 30, 2015 vs. 96.8% at March 31, 2015[4]
- 92.2% total rental portfolio lease percentage at June 30, 2015 vs. 89.1% at March 31, 2015
- Achieved weighted average rent growth of 2.9%, driven by 3.7% rollover rent growth

NPL Resolutions and Sales

- Resolved 354 non-performing Loans ("NPLs") in Q2
- For all NPLs acquired since 2012, 52% have been resolved (on average within pro forma timing ranges)
- Proceeds of $28.1 million from 213 real estate owned ("REO") sold in Q2, that had been converted from NPLs, at 98.9% of broker price opinion ("BPO")

(1) Core FFO, stabilized portfolio NOI margin and same store NOI are non-generally accepted accounting principles ("GAAP") measures. For explanations of these measures and reconciliations to the applicable GAAP measures, please refer to the "NAREIT FFO & Core FFO" and "Definitions and Reconciliations" pages of this presentation.
(2) Inclusive of acquisition and actual & expected renovation costs.
(3) Gross yield is calculated by dividing the annualized estimated average rent per home by the aggregate investment.
(4) Please refer to the "Definitions and Reconciliations" pages of this presentation for a definition of stabilized home portfolio.

1

SFR Rental Revenue (in millions) Core FFO(1) ABOUT SWAY Continued Operating Efficiencies Core FFO and NOI margin are non-GAAP measures. For explanations of these measures and reconciliations to the applicable GAAP measures, please refer to the “NAREIT FFO & Core FFO” and “Definitions and Reconciliations” pages of this presentation. Represents annualized quarterly G&A expense divided by total assets at quarter end. Stabilized Portfolio NOI Margin(1) G&A as % Total Assets(2) 2

Total SFRs and NPLs(1)(2) % Leased: Total Rental Portfolio ABOUT SWAY Strong Lease Percentages % Leased: Homes Owned 180 Days or Longer % Leased: Stabilized Home Portfolio 3 Excludes 1,205, 1,151, 909, 695, and 285 homes that we did not intend to hold for the long term as of June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014, and June 30, 2014, respectively. Also, please refer to the “Definitions and Reconciliations” pages for units as a measure of SFR count and a roll-forward of homes we do not intend to hold for the long term. Excludes 219, 115, 232, 280 and 277 unsecured, second and third lien NPLs as of June 30, 2015, March 31, 2015, December 31,2014, September 30, 2014 and June 30, 2014, respectively.

ABOUT SWAY

NPL Resolution Activity

STARWOOD WAYPOINT RESIDENTIAL TRUST

Total NPL Resolutions(1)(2)


156
190
271
345
395
354
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015

% Resolutions by Year of Acquisition(3)

52% of all NPLs Acquired Have Been Resolved


2012
78%
2013
74%
2014
40%
0%
20%
40%
60%
80%
100%

Resolutions by Type: Cumulative Since Q1 2014


Re-performing(4)
414
Non-Foreclosure(5)
131
Foreclosure(6)
1,166

Target Allocation %	Estimated Average Timing	Cumulative Actual Timing(7)
Re-performing(4) (~10-15% of loans)	7 – 16 months	10.2 months
Non-Foreclosure(5) (~5-10% of loans)	7 – 15 months	11.8 months
Foreclosures(6) (~75-85% of loans)	12 – 21 months	12.0 months

(1) Does not include repurchases, resolutions initiated prior to closing, or trailing deeds. Q1 2015 resolutions exclude a bulk sale of 171 loans and one individual loan sale.
(2) Of the 5,758 total NPLs acquired since 2012, 1,711 were resolved during the period Q1 2014 through Q2 2015 which are broken out by quarter in the left graph above. The remaining 1,283 NPLs were resolved prior to Q1 2014.
(3) A total of 3,735 NPLs, 1,538 NPLs, and 485 NPLs were acquired in 2014, 2013, and 2012, respectively. No NPLs have been acquired in 2015.
(4) Defined as NPLs that were either modified or reinstated and were re-performing as of the end of June 30, 2015. All loans included in this category are less than 60 days past due.
(5) Includes paid-in-full, short payoff, sold notes and short sales.
(6) Includes auction and REO assets (including rental conversions).
(7) Represents actual timing through Q2 2015. Average time to resolution could lengthen during the life of the NPL portfolio.

4

ABOUT SWAY

NPL Performance

STARWOOD WAYPOINT RESIDENTIAL TRUST

Returns by Resolution Type: Cumulative Since Q1 2014

	Estimated Total Return[4][5]	Cumulative Actual Total Return[5]
Re-performing[1]	~ 1.20 – 1.45x	9.7% current yield[6]
Non-Foreclosure[2]	~ 1.25 – 1.35x	1.37x
Foreclosed and Sold[3]	~1.20 – 1.30x	1.30x


Re-performing[1]
414
Foreclosed and Sold[3]
638
Non-Foreclosure[2]
131

REO Sold

- Since Q1 2014, a total of $74.1 million of REO has been sold at an average 95.3% of BPO.


Cumulative REO Sold[7]
Sales Proceeds ($millions)
% BPO
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
98.0%
96.0%
94.0%
92.0%
90.0%
88.0%
86.0%
84.0%
82.0%
80.0%
93.4%
92.6%
92.8%
92.3%
93.4%
95.3%
$4
$12
$22
$31
$46
$74
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015

(1) Defined as NPLs that were either modified or reinstated and were re-performing as of the end of the reported quarter. All loans in this category are less than 60 days past due.
(2) Includes paid-in-full, short payoff, sold notes and short sales.
(3) Includes auction and REO assets (including rental conversions). Actual Total Return includes auction and sold REO assets.
(4) Estimated return multiples are meant to illustrate an estimated return/timing for a standard NPL resolution of a single asset. Ranges are affected by the equity percentage of each asset as well as other factors.
(5) Defined as proceeds (net of selling costs but before conversion costs) divided by purchase price. Conversion costs vary by state but have averaged 10.5% (unlevered) for REO that has been sold.
(6) As of June 30, 2015, no re-performing loans had been sold. Yield is defined as principal and interest payment as a percentage of purchase price.
(7) Excludes 457 of REO held for sale as of June 30, 2015.

5

ABOUT SWAY Financing Overview 2015 Financing Activity(1) Total Capacity(1)(2) Drawn: $1,939.3 million Capacity: $465.7 million As of June 30, 2015. Total capacity figures reflect both SFR and NPL activity. (in millions) Total Capacity First convertible bond 6 Cash & cash equivalents: $80.0 million Second convertible bond SFR securitization $2.4B Total $1.9B Total Drawn NPL credit facility SFR credit facility

7 FINANCIAL INFORMATION Selected Financial & Other Information Please refer to the “Definitions and Reconciliations” pages of this presentation for a definition of Core FFO. Core FFO is a non-GAAP measure. For a reconciliation of Core FFO to net loss attributable to Starwood Waypoint Residential Trusts' shareholders determined in accordance with GAAP, please refer to the “NAREIT FFO & Core FFO” page of this presentation. Stabilized portfolio NOI margin is a non-GAAP measure. For a reconciliation of stabilized portfolio NOI margin to net loss attributable to Starwood Waypoint Residential Trust shareholders determined in accordance with GAAP, please refer to the “Definitions and Reconciliations” pages of this presentation. Please refer to the “Definitions and Reconciliation” pages of this presentation for a definition of stabilized and non-stabilized homes. Excludes 1,205, 1,151 and 909 homes that we did not intend to hold for the long term as of June 30, 2015, March 31, 2015 and December 31, 2014, respectively. Please refer to the “Definitions and Reconciliations” pages of this presentation for a definition of homes we did not intend to hold for the long term and a period end roll-forward schedule. Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,185 $42,185 (unaudited) (unaudited) Total revenues $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-3,444 Core FFO(1) $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 11822 10970 9754 Non-stabilized homes(3) 740 1247 1663 Total Homes(4) 12562 12217 11417 Leased Percentages Stabilized homes 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio(4) 0.92238497054609137 0.89121715642138 0.83793173921929276 Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,185 $42,185 (unaudited) (unaudited) Total revenues $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-3,444 Core FFO(1) $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 11822 10970 9754 Non-stabilized homes(3) 740 1247 1663 Total Homes(4) 12562 12217 11417 Leased Percentages Stabilized homes 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio(4) 0.92238497054609137 0.89121715642138 0.83793173921929276

8 FINANCIAL INFORMATION Consolidated Balance Sheets NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain on non-performing loans, net 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 48,419 ,100,388 Difference $0 $0 bad debt expense as a % of revenue .5% 1.6% Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of June 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 ,404,730 0 0 0 ,404,730 2017 0 0 0 0 ,172,500 ,172,500 2018 ,629,558 0 0 0 0 ,629,558 2019 0 0 0 ,230,000 0 ,230,000 2,787,183.56568 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70529943711131071 Total $,629,558 $,404,730 $,529,011 $0 $,230,000 $0 $,172,500 $1,965,799 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 629558 404730 529011 230000 172500 1965799 Weighted average coupon rate 3.1365999999999998E-2 3.1865999999999998E-2 2.5465999999999999E-2 0.03 4.4999999999999998E-2 3.0917777724986124E-2 Weighted average remaining maturity in years 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 2.9698631391312618 Market equity Security Shares Price Value Common shares 37,841,943 $23.76 $,899,124.56568000012 NAV(3) 37,841,943 $33.11 $1,252,793 Debt Metrics Total debt to total gross assets(4)(5) 0.62152292580617863 Net debt to total estimated fair value of assets(4)(5) 0.61296338727464239 $1,108,334 As of date 42185 42185 42185 42185 42185 maturity 43134 42624 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 0 Total Assets per BS $3,074,133 $0 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,885,815 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,939,246 Net debt less Cert $1,859,262 Syndication 41803 Feb. 5 2018 $,441,239,371.75 1 Accum Deprec. $,-72,572 NAV less Cert $3,033,235 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $0 Net debt to NAV 0.61296338727464239 NPL Debt $41,709 $,454,248,912 3 Total Assets $3,074,133 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,120,152 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.62152292580617863 $1,939,246 $3,146,705 0.61627829745718143 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Acquisitions (SFRs and NPLs) Obtained from Tri Long - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs) FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 132 1598.189393939394 $,159,185.42537878786 $35,483.609090909158 $,194,669.3446969701 $25.7 $1,746.984848484848 ,152,561 $34,347 ,186,908 -7,761.344696970133 Denver 77 1659.4285714285713 $,226,319.93818181817 $24,742.204805194837 $,251,062.14298701301 19.3 $1,839.7142857142858 ,168,246 $16,428 ,184,674 ,-66,388.142987013009 Tampa 70 1510.5 $,127,308.26928571425 $24,607.410999999964 $,151,915.68028571422 10.6 $1,411.1 ,118,353 $20,916 ,139,269 ,-12,646.680285714217 Dallas 59 2184.7796610169494 $,163,964.43423728805 $9,994.9418644068646 $,173,959.37610169491 10.3 $1,643.4237288135594 ,220,142 $15,942 ,236,084 62,124.623898305086 Chicago 55 1741.6363636363637 $,133,929.66436363637 $28,274.536727272673 $,162,204.20109090905 8.9 $1,702.181818181818 ,146,154 $18,436 ,164,590 2,385.7989090909541 Orlando 54 1558.2777777777778 $,117,464.69277777776 $31,274.648333333374 $,148,739.34111111113 8 $1,341.4074074074074 ,114,305 $30,112 ,144,417 -4,322.3411111111345 Houston 34 1924.4411764705883 $,147,896.27117647059 $17,938.853823529411 $,165,835.125 5.6 $1,669.5882352941176 ,121,892 $25,136 ,147,028 ,-18,807.125 Atlanta 28 2462.3571428571427 $,187,354.47071428571 $24,112.665000000008 $,211,467.13571428572 5.9 $1,678.3214285714287 ,160,846 $14,224 ,175,070 ,-36,397.135714285716 Southern California 7 1711.2857142857142 $,353,846.19285714289 $30,377.350000000035 $,384,223.54285714292 2.7 $2,660.4285714285716 ,302,809 $23,671 ,326,480 ,-57,743.542857142922 Total/Avg SFR Acquisitions 516 1743.5406976744187 $,161,792.90418604671 $26,439.639806201361 $,188,232.54399224807 $97.000000000000014 $1,659.5174418604652 ,161,793 $26,440 ,188,233 0.45600775192724541 Total NPLs Converted to SFRs(4) 20 1842.15 $,144,752.31 $19,230.202000000048 $,163,982.51200000005 3.3 $1,474.6470588235295 Total/Avg 536 1747.2201492537313 $,161,157.6111940322 $26,170.630932835658 $,187,327.69205223888 $100.30000000000001 $1,653.6210131332082 Support Slide Abt Sway pg. 1, 2014 SFR gross Yield $19,914.20930232558 Annualized Estimated Average Rent per Home $97,000.15 Aggregate Investment above 0.20530112682809873 SFR Gross Yield Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,185 $42,185 (unaudited) (unaudited) Total revenues $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-3,444 Core FFO(1) $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 11822 10970 9754 Non-stabilized homes(3) 740 1247 1663 Total Homes(4) 12562 12217 11417 Leased Percentages Stabilized homes 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio(4) 0.92238497054609137 0.89121715642138 0.83793173921929276 Starwood Waypoint Residential Trust Period Ending 6/30/15 NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,174 Loans converted to real estate -,486 Loan liquidations and other basis reductions -85 Loan Count as of June 30, 2015 3,644 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 15 Gain on sales of previously depreciated investments in real estate -,245.69383999999994 -,253 -27 Non-controlling interests 121 79 13 Subtotal - NAREIT FFO 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,927 3,898 2,101 Separation costs 0 0 0 Acquisition fees and other expenses 363 637 217 Write-off of loan costs 0 0 0 Loss on derivative financial instruments, net 111 132 104 Amortization of derivative financial instruments cost 0 -90 -81 Severance expense 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,184 1,998 1,048 Core FFO $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 Recurring capital expenditures 0 0 0 Acquisition costs 0 0 0 Other non-property related depreciation and amortization 0 0 0 Stock-based compensation expense 0 0 0 AFFO $22,461.30616 $16,761 $6,270 Core FFO per share $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 37,821,364 38,613,270 39,079,365 Q2 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 2,589 1,871 General and administrative 4,004 4,444 Share-based compensation 1,390 2,130 Investment management fees 4,881 3,993 Separation costs 0 0 Acquisition fees and other expenses 259 186 Interest expense, including amortization 19,595 5,191 Depreciation and amortization 18,984 7,243 Finance-related expenses and write-off of loan costs 911 5,441 Impairment of real estate 440 1,233 Realized loss (gain) on sales of investments in real estate, net -,458 56 Realized gain on divestiture homes, net -1,101 0 Loss on derivative financial instruments, net 65 470 Income tax expense 199 350 Net income attributable to non-controlling interests 98 83 Total NOI 48,419 20,575 Deduct: Total NPL portfolio NOI ,-19,278 -8,342 Total SFR portfolio NOI 29,141 12,233 Deduct: Non-2Q 2014 same store NOI 18,732 1,959 Same store NOI from homes stabilized prior to 2Q 2014 10,409 10,274 Deduct: Non-1Q 2014 same store NOI 6,113 6,334 Same store NOI from homes stabilized prior to 1Q 2014 4,296 3,940 From Abu's same store workpaper - see support below: Stabilized Prior to 2Q 2014 Stabilized Prior to 1Q 2014 From ABU - Same Store Workpaper - Q2 P:\Financial Reporting\Abu Non-Performing Loan Portfolio Data received form Prime (Contact Jeff Whorton) Total Loan Home Purchase Price Total UPB (3) Total BPO(3) Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 674 727 $86.638026959999934 $160.25578806999985 $143.99724003999998 0.54062338716999336 0.60166449673572475 1.2882879335957085 Illinois 343 370 44.887076109999967 71.56773335000004 68.582644999999999 0.62719711815492252 0.65449613542901364 1.3256906275825335 California 294 296 88.311604929999959 118.61164395 139.93326999999999 0.7445441441417604 0.6310979864188121 0.95868375244172943 New York 209 212 43.862047169999975 68.648038060000005 80.393022000000002 0.63894101578931517 0.54559520315084031 1.0347544622103328 Arizona 160 187 15.205403510000004 25.136570329999994 21.113399999999999 0.60491162121081643 0.72017787329373784 2.0959590448707126 Wisconsin 158 167 13.025531840000001 17.982250160000003 20.422550000000001 0.72435494579950832 0.63780144203343858 1.1233099499095993 Indiana 155 161 11.076065950000004 15.112299879999998 16.37687 0.73291729504774794 0.67632373890737385 1.1594420418107931 Maryland 145 150 28.392923210000014 41.940860920000006 35.693199999999997 0.676975211933728 0.79547149625138724 1.4056774131520449 New Jersey 145 144 22.899024010000002 37.660787069999991 37.142395 0.60803360183199717 0.61651985581435986 1.2410897587714398 Pennsylvania 114 121 11.043847530000006 16.469702270000006 15.879899999999999 0.67055538399845049 0.69546077305272747 1.235603872946867 Georgia 93 100 10.138313269999998 15.807110560000003 14.981350000000001 0.64137675456354848 0.67672895099573782 1.1955475476067292 Other 1,154 1,175 140.16252711000016 198.19937078000009 203.899698 0.70717947568854578 0.6874091942500089 1.147988481154913 Totals 3,644 3,810 $515.64239159999988 $787.39215539999987 $798.41554004 0.6548736713512856 0.6458321083957943 1.2051915879823913 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,424 2,554 $349.38805905999959 $553.28290492000087 $532.03958503999991 0.63144844775730558 0.65660163056050713 1.2674552250399957 Performing 846 811 116.2150023099998 161.61711312000031 192.55931899999999 0.71907609328295863 0.60352832007055346 1.0032578780246222 Delinquent 374 724 50.01433022999997 72.542137359999998 73.766636000000005 0.68945211776428927 0.67800746979976101 1.1802357537437018 #REF! #REF! #REF! Total/Average 3,644 4,089 $515.61739159999934 $787.44215540000118 $798.36554003999981 0.65500000000000003 0.64600000000000002 1.2051915879823913 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") FOR ACQUISITION SLIDE Non-Performing Loans: Total Purchase Purchase Weighted Number of Purchase Price Total UPB Total BPO Price as % Price as % Average Loans ($ in millions) ($ in millions) ($ in millions) of UPB of BPO LTV 1,441 $117 $189.4 $171.6 0.61799999999999999 0.68200000000000005 1.141 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-21 Stabilized & 180 Day Schedules Obtained from Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) Atlanta 2,557 2,509 0.96731765643682743 $1,203.5456202632627 2,490 0.96144578313253015 $1,196.4106524466749 South Florida 2,534 2,301 0.96697088222511951 $1,620.7982043478262 2,212 0.95343580470162748 $1,614.7412766967252 Houston 1,599 1,538 0.96228868660598177 $1,537.7937695312503 1,493 0.95713328868050906 $1,531.8670147161881 Tampa 1,419 1,349 0.95107487027427728 $1,263.946609792285 1,240 0.94516129032258067 $1,254.5354654141763 Dallas 1,402 1,311 0.97559115179252476 $1,571.4624580152674 1,213 0.94723825226710634 $1,559.7443292682931 Denver 715 626 0.99041533546325877 $1,764.7688000000001 561 0.98752228163992872 $1,757.207956600361 Chicago 714 654 0.96636085626911317 $1,664.5738073394496 604 0.95695364238410596 $1,663.679411764704 Orlando 607 538 0.95724907063197029 $1,304.1714312267654 483 0.95238095238095233 $1,304.970065217391 Southern California 457 440 0.94772727272727275 $1,828.6051025056947 426 0.93427230046948362 $1,816.6842317380354 Northern California 273 271 0.97416974169741699 $1,725.9793726937264 254 0.98425196850393704 $1,752.2536399999995 Phoenix 244 244 0.98360655737704916 $1,197.5769672131148 244 0.98360655737704916 $1,195.8157500000002 Las Vegas 41 41 0.95121951219512191 $1,296.875609756097 41 0.95121951219512191 $1,283.8612820512819 Total/Average 12,562 11,822 0.96608018947724583 $1,471.1499398967258 11,261 0.95657579255838732 $1,462.5057996468743 Starwood Waypoint Residential Trust Period Ending 6/30/15 Homes not intend to hold for the long term Home Count as of March 31, 2015 1,151 SFR homes sold -,125 Prime REOs sold -,206 Additional SFR held for sale 207 Additional Prime Non-rentals 176 Additional Prime Rentals 2 Home Count as of June 30, 2015(1) 1,205 1205 Check 0 Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 42078 (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 98 83 219 73 121 Subtotal - NAREIT FFO 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 2,130 3,317 2,459 1,927 Separation costs 0 0 0 3,543 0 Acquisition fees and other expenses 259 186 622 447 363 Write-off of loan costs 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -50 -,200 -50 -,100 Severance expense 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,259 0 4,443 0 2,184 Core FFO(1) $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 Acquisition costs 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 AFFO $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Same Store Growth Q2 15 This comes from Abu and his supporting Files. Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q2 2015 vs. Q2 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,677 -1.2% -0.16667958397116645 9.3% 2Q 2014 4,057 -2.7% -8.9% 1.3% Y/Y % Increase SS2014 - 1677 SS2Q14 - 4057 Net Operating Income 9.3% 1.3% Revenue -1.2% -2.7% Expenses -0.16667958397116645 -8.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 (unaudited) (unaudited) Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 Other property revenues 1,539 890 2833 1,369 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 Total revenues 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 10,195 7,791 21,520 13,823 Real estate taxes and insurance 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 2,589 1,871 6,155 4,286 General and administrative 4,004 4,444 7,862 9,814 Share-based compensation 1,390 2,130 3,317 2,459 Investment management fees 4,881 3,993 9,662 6,750 Separation costs 0 0 0 3,543 Acquisition fees and other expenses 259 186 622 447 Interest expense, including amortization 19,595 5,191 37,212 6,691 Depreciation and amortization 18,984 7,243 36,992 12,716 Finance-related expenses and write-off of loan costs 911 5,441 1,455 5,441 Impairment of real estate 440 1,233 659 2,067 Total expenses 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net loss -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Provided by John Christie Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change South Florida 125 2.8% 110 4.4% 170 2.9% 405 3.3% Atlanta 139 3.5% 164 3.6% 92 2.8% 395 3.4% Houston 152 1.2% 74 2.7% 60 2.9% 286 1.9% Tampa 101 3.3% 75 6.6% 78 3.1% 254 4.2% Dallas 54 .8% 78 3.8% 65 2.8% 197 2.6% Chicago 24 1.2% 26 2.3% 44 0.03 94 2.3% Phoenix 28 .8% 21 1.9% 28 1.8% 77 1.5% Denver 39 1.7% 20 0.03 11 0.03 70 2.3% Northern California 21 .8% 15 3.6% 25 2.9% 61 2.3% Orlando 20 2.2% 17 1.8% 23 2.8% 60 2.3% Southern California 21 .7% 20 2.9% 19 2.9% 60 2.1% Las Vegas 3 0.0% 1 -0.03 0 n.a. 4 -0.8% Total/Average 727 2.2% 621 3.7% 615 2.9% 1,963 2.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Separation costs 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Acquisition fees and other expenses 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Interest expense, including amortization 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Depreciation and amortization 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Finance-related expenses and write-off of loan costs 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Impairment of real estate 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 81,714 1.7506266469567453 49,130 2.0816032539615286 ,162,582 1.8337694563501015 85,669 2.2926378890464849 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized loss on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net income (loss) -3,339 ,-12,033 -3,225 ,-27,351 Net (income) loss attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Net Asset Value Calculation $42,185 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,205,017 $58.27 ok Less accumulated depreciation ,-72,572 -1.92 ok Add real estate held for sale, net 94,293 2.4900000000000002 ok Investments in real estate, net 2,226,738 58.84 ok Add increase in estimated fair value of investments in real estate ,393,221 10.39 ok Less estimated renovation reserve(1) -,229,296 -6.06 ok Estimated SFR Value 2,390,663 63.17 ok Non-performing loans 79,538 2.1 ok Non-performing loans held for sale 87,509 2.31 ok Non-performing loans (fair value option) ,412,503 10.9 ok Add increase in estimated fair value of non-performing loans 63,022 1.67 ok Estimated NPL Value ,642,572 16.98 ok Estimated SFR & NPL Value $3,033,235 $80.150000000000006 ok $80.155371514618039 Total shareholders' equity $1,060,554 $28.03 ok Less unamortized debt discount on convertible senior notes ,-34,708 -0.92 ok Less investments in real estate, net -2,226,738 -58.84 ok Less non-performing loans ,-79,538 -2.1 ok Less: non-performing loans held for sale ,-87,509 -2.31 ok Less non-performing loans (fair value option) -,412,503 -10.9 ok Add estimated SFR & NPL value 3,033,235 80.150000000000006 ok Estimated NAV $1,252,793 $33.11 ok $33.105937504318952 $33.11 Number of Shares 37,841,943 (1) Renovation reserve includes remaining capital expenditures for non-stabilized homes and average turn 2 cost for stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,205,017 Add: real estate held for sale, net 94,293 Adjusted investments in real estate (excl. depreciation) 2,299,310 Add: increase in estimated fair value of investments in real estate 91,353 Estimated SFR Value (Fair Value) 2,390,663 Non-performing loans 79,538 Non-performing loans held for sale 87,509 Non-performing loans (fair value option) ,412,503 Add: increase in estimated fair value of non-performing loans 63,022 Estimated NPL Value (Fair Value) ,642,572 Estimated SFR & NPL Value (Fair Value) 3,033,235 Resident and other receivables, net 23,620 Cash and cash equivalents 79,984 Restricted cash 87,247 Deferred leasing costs 29,605 Asset-backed securitization costs, net 26,553 Other Assets 20,836 Total Assets at fair value $3,301,080 Liabilities Senior SFR facility $,629,558 Master repurchase agreement ,404,730 Asset-backed securitization ,527,043 Convertible senior notes, net ,367,792 Add: unamortized debt discount on convertible senior notes 34,708 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 60,121 Resident security deposits and prepaid rent 22,091 Total liabilities at fair value $2,046,043 Less: Non-controlling interests -2,244 Estimated NAV at fair value $1,252,793 Number of Shares 37,841,943 Estimated NAV $33.105940128862315 -4.0598711376844676E-3 m Check to NAV calculation 0 m Investments in real estate, net 2,226,738 Add back: accumulated depreciation 72,572 Investments in real estate properties, gross 2,299,310 Adjusted fair value as of 6/30/2015 2,390,663 Increase in estimated fair value of investments in real estate 91,353 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $,-50,722,880 $,-50,723 Condition Adjustment for Stabilized Properties B -,172,530,950 -,172,531 Remaining Construction Costs for Non- Stabilized homes C -6,041,600 -6,042 Total estimated reserves at 6/30/2015 $-,229,295,430 $-,229,296 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 6/30/15 (on 12,666 homes (not Units)) D 2,247,278 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 From Allen Fair value on homes excluded from valuation (Prime REO) E ,143,385 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\REO Schedule June 30 2015 -Prime From Dennis/Prime Adjusted fair value as of 6/30/15 2,390,663 Add: increase in estimated fair value of investments in real estate -,229,296 Per above Investments in real estate 2,226,738 Per above Fair value adjustment ,393,221 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201502. Q2 2015\Fair Value Q2 2015 Book basis ,579,550 Fair value ,642,572 Fair value adjustment F 63,022 DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 49 $,165,582.41571428569 $8,113,538.3699999982 $8,824,263.5800000001 $,710,725.21000000183 $0 $,710,725.21000000183 Other REO Divestitures(2) 80 ,236,992.26712500001 18,959,381.370000001 18,403,054 -,556,327.37000000104 -,556,327.37000000104 0 NPL REO 213 ,132,243.45403755872 28,167,855.710000008 28,054,423.609999999 -,113,432.10000000894 -,113,432.10000000894 0 Total 342 $,161,522.73523391812 $55,240,775.450000003 $55,281,741.189999998 $40,965.739999991842 $-,669,759.47000000998 $,710,725.21000000183 As of (in thousands) $42,185 $42,004 (unaudited) ASSETS Investments in real estate Land $,389,320 $,359,889 Building and improvements 1,815,697 1,619,622 Development costs Total investment in properties 2,205,017 1,979,511 Less accumulated depreciation ,-72,572 ,-41,563 Investment in real estate properties, net 2,132,445 1,937,948 Real estate held for sale, net 94,293 32,102 Total investments in real estate, net 2,226,738 1,970,050 Non-performing loans 79,538 ,125,488 Non-performing loans held for sale 87,509 26,911 Non-performing loans (fair value option) ,412,503 ,491,790 Resident and other receivables, net 23,620 17,270 Cash and cash equivalents 79,984 ,175,198 Restricted cash 87,247 50,749 Deferred financing costs, net 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 Other assets 20,836 17,994 Total assets $3,074,133 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,629,558 $,441,239 Master repurchase agreement ,404,730 ,454,249 Asset-backed securitization, net ,527,043 ,526,816 Convertible senior notes, net ,367,792 ,363,110 Accounts payable and accrued expenses 60,121 52,457 Resident security deposits and prepaid rent 22,091 17,857 Total liabilities 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 381 378 Additional paid-in capital 1,128,334 1,133,239 Accumulated deficit ,-67,999 ,-53,723 Accumulated other comprehensive loss -,162 -70 Total Starwood Waypoint Residential Trust equity 1,060,554 1,079,824 Non-controlling interests 2,244 611 Total equity 1,062,798 1,080,435 Total liabilities and equity $3,074,133 $2,936,163 0 0 ck Shares outstanding end of period 37,841,943 Book value per share $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $-3,444 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 2,589 3,566 3,150 3,508 1,871 6,155 0 General and administrative 4,004 3,858 4,866 4,627 4,444 7,862 0 Share-based compensation 1,390 1,927 3,898 2,101 2,130 3,317 0 Investment management fees 4,881 4,781 4,825 4,522 3,993 9,662 0 Separation costs 0 0 0 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 186 622 0 Interest expense, including amortization 19,595 17,617 16,633 11,899 5,191 37,212 0 Depreciation and amortization 18,984 18,008 19,918 9,238 7,243 36,992 0 Finance-related expenses and write-off of loan costs 911 544 940 1,334 5,441 1,455 0 Impairment of real estate 440 219 171 341 1,233 659 0 Realized loss (gain) on sales of investments in real estate, net -,458 -,246 148 -,125 56 -,704 0 Realized gain on divestiture homes, net -1,101 782 0 0 0 -,319 0 Loss on derivative financial instruments, net 65 211 132 104 470 276 0 Income tax expense 199 225 -44 19 350 424 0 Net income attributable to non-controlling interests 98 121 79 13 83 219 0 check to NOI page QTD YTD Total NOI 48,419 51,969 45,795 31,085 20,575 ,100,388 0 0 0 Add (deduct) adjustments to get to total stabilized home portfolio NOI 0 NPL portfolio NOI components: 0 Realized gain on non-performing loans, net -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-14,486 0 Realized gain on loan conversions, net -6,123 -8,549 -6,994 -5,791 -6,483 ,-14,672 0 Mortgage loan servicing costs 9,586 9,995 11,020 7,918 5,139 19,581 0 Unrealized gain on non-performing loans, net ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-38,383 0 Deduct: Total NPL portfolio NOI ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-47,960 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 1,766 3,289 2,236 2,537 2,726 5,055 0 Add Total Non-stabilized portfolio NOI 1,766 3,289 2,236 2,537 2,726 5,055 0 0 Total stabilized portfolio NOI $30,907 $26,576 $22,181 $20,103 $14,959 $57,483 $0 $0 $0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $30,907 $26,576 $22,903 $20,103 $14,959 $57,483 $0 check to NOI page 0 0 $0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $46,677 $41,983 $37,097 $30,366 $23,602 $88,660 $0 Less Allowance for doubtful accounts -,229.60091323913264 -,708 -,645 -,870 -,614 -,938 0.3990867608673625 Total rental revenues $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $87,722 $0.39908676086633932 Stabilized portfolio NOI margin 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.65528601719067048 Check Balance $0 $28,801 Total Rental Homes Portfolio Obtained from Tri Long - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment Atlanta 2,509 48 2,557 0.95463433711380519 $,101,226.29641376612 $,131,087.46535784123 $335.19064892 1933.0782166601487 22.393038717246782 1992.6069612827532 $1,203.401435602953 $1,203.401435602953 29,861 ,131,087 ,101,226 #REF! $335.2 $29.86069999999998 $101.22630000000001 $131.08699999999999 South Florida 2,301 233 2,534 0.89936858721389112 $,139,002.83067482235 $,174,732.64466456161 442.7 1581.8606395578365 45.031570639305528 1969.9684293606945 $1,622.3531942003515 $1,622.3531942003515 35,730 ,174,733 ,139,003 #REF! $442.7 $35.730200000000025 $139.00279999999998 $174.733 Houston 1,538 61 1,599 0.94308943089430897 $,131,144.58370856775 $,149,831.86085678538 239.5811455099998 2029.5347091932458 26.49093183239529 1988.5090681676047 $1,537.2903253652062 $1,537.2903253652062 18,687 ,149,832 ,131,145 #REF! $239.6 $18.687399999999997 $131.1446 $149.83199999999999 Tampa 1,349 70 1,419 0.90909090909090906 $,104,278.8060606068 $,126,131.956941508 178.98124689999986 1457.1719520789288 40.181113460183269 1974.8188865398167 $1,263.2591388673393 $1,263.2591388673393 21,783 ,126,061 ,104,278 #REF! $179 $21.8 $104.27810000000001 $126.13200000000001 Dallas 1,311 91 1,402 0.91940085592011411 $,140,461.35123395151 $,161,959.56352353797 227.06730806000024 2132.9564907275321 20.074179743224022 1994.925820256776 $1,575.2348524844722 $1,575.2348524844722 21,498 ,161,959 ,140,461 #REF! $227.1 $21.49860000000001 $140.4614 $161.96 Denver 626 89 715 0.90069930069930071 $,200,979.58907692303 $,229,160.70693706267 163.8499054599998 1601.4321678321678 31.928671328671271 1983.0713286713287 $1,767.7161741835148 $1,767.7161741835148 28,181 ,229,161 ,200,980 #REF! $163.80000000000001 $28.181399999999996 $200.9796 $229.161 Chicago 654 60 714 0.90196078431372551 $,120,853.42096638647 $,150,190.40901960791 107.23595204000004 1574.3011204481793 37.906162464985982 1977.093837535014 $1,665.8466925465839 $1,665.8466925465839 29,377 ,150,230 ,120,853 #REF! $107.2 $29.336600000000004 $120.85339999999999 $150.19 Orlando 538 69 607 0.86985172981878089 $,115,203.99233937399 $,141,157.4938056012 85.682598739999932 1583.5172981878088 37.191103789126828 1977.8088962108732 $1,310.2907590132825 $1,310.2907590132825 25,958 ,141,162 ,115,204 #REF! $85.7 $25.953000000000017 $115.20399999999999 $141.15700000000001 Southern California 440 17 457 0.91903719912472648 $,240,908.22404814026 $,254,065.29792122537 116.10784114999998 1640.5295404814005 38.050328227571072 1976.9496717724289 $1,831.941582733813 $1,831.941582733813 13,157 ,254,065 ,240,908 #REF! $116.1 $13.156799999999976 $240.90820000000002 $254.065 Northern California 271 2 273 0.97069597069597069 $,214,385.34564102555 $,227,743.68695970683 62.174026539999964 1506.03663003663 45.505494505494426 1969.4945054945056 $1,729.9144318181814 $1,729.9144318181814 13,323 ,227,708 ,214,385 #REF! $62.2 $13.358699999999999 $214.3853 $227.744 Phoenix 244 0 244 0.98360655737704916 $,139,867.52475409844 $,158,648.43540983609 38.71021824000001 1536.5040983606557 40.127049180327958 1974.872950819672 $1,195.8157500000002 $1,195.8157500000002 18,781 ,158,649 ,139,868 #REF! $38.700000000000003 $18.780499999999989 $139.86750000000001 $158.648 Las Vegas 41 0 41 0.95121951219512191 $,155,992.54487804876 $,167,626.55780487802 6.8726888699999984 1964.560975609756 28.268292682926813 1986.7317073170732 $1,283.8612820512819 $1,283.8612820512819 11,634 ,167,627 ,155,993 #REF! $6.9 $11.634500000000003 $155.99250000000001 $167.62700000000001 Total/Average 11,822 740 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020099986 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 $1,473.9904856970031 26114.377347318557 2,072,274 1,804,304 #REF! $2,004.2 $267.97839999999997 $1,804.3037000000002 $2,072.3359999999998 239.2 2011 1771.8 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Stabilized(5) 11,822 0.96608018947724583 $,131,988.45301302712 $,158,081.405157334 $1,868.8383717700026 1758.6831063361815 32.716291659617582 1982.2837083403824 $1,471.6824316508948 Non-stabilized(5) 740 0.22432432432432434 $,154,544.7591081085 $,182,956.39221621651 135.38773024000022 1770.6662162162163 34.254054054053995 1980.745945945946 $1,639.6477987421383 Total/Average 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020100027 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain on non-performing loans, net 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 48,419 ,100,388 Difference $0 $0 bad debt expense as a % of revenue .5% 1.6% Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of June 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 ,404,730 0 0 0 ,404,730 2017 0 0 0 0 ,172,500 ,172,500 2018 ,629,558 0 0 0 0 ,629,558 2019 0 0 0 ,230,000 0 ,230,000 2,787,183.56568 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70529943711131071 Total $,629,558 $,404,730 $,529,011 $0 $,230,000 $0 $,172,500 $1,965,799 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 629558 404730 529011 230000 172500 1965799 Weighted average coupon rate 3.1365999999999998E-2 3.1865999999999998E-2 2.5465999999999999E-2 0.03 4.4999999999999998E-2 3.0917777724986124E-2 Weighted average remaining maturity in years 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 2.9698631391312618 Market equity Security Shares Price Value Common shares 37,841,943 $23.76 $,899,124.56568000012 NAV(3) 37,841,943 $33.11 $1,252,793 Debt Metrics Total debt to total gross assets(4)(5) 0.62152292580617863 Net debt to total estimated fair value of assets(4)(5) 0.61296338727464239 $1,108,334 As of date 42185 42185 42185 42185 42185 maturity 43134 42624 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 0 Total Assets per BS $3,074,133 $0 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,885,815 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,939,246 Net debt less Cert $1,859,262 Syndication 41803 Feb. 5 2018 $,441,239,371.75 1 Accum Deprec. $,-72,572 NAV less Cert $3,033,235 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $0 Net debt to NAV 0.61296338727464239 NPL Debt $41,709 $,454,248,912 3 Total Assets $3,074,133 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,120,152 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.62152292580617863 $1,939,246 $3,146,705 0.61627829745718143 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Acquisitions (SFRs and NPLs) Obtained from Tri Long - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs) FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 132 1598.189393939394 $,159,185.42537878786 $35,483.609090909158 $,194,669.3446969701 $25.7 $1,746.984848484848 ,152,561 $34,347 ,186,908 -7,761.344696970133 Denver 77 1659.4285714285713 $,226,319.93818181817 $24,742.204805194837 $,251,062.14298701301 19.3 $1,839.7142857142858 ,168,246 $16,428 ,184,674 ,-66,388.142987013009 Tampa 70 1510.5 $,127,308.26928571425 $24,607.410999999964 $,151,915.68028571422 10.6 $1,411.1 ,118,353 $20,916 ,139,269 ,-12,646.680285714217 Dallas 59 2184.7796610169494 $,163,964.43423728805 $9,994.9418644068646 $,173,959.37610169491 10.3 $1,643.4237288135594 ,220,142 $15,942 ,236,084 62,124.623898305086 Chicago 55 1741.6363636363637 $,133,929.66436363637 $28,274.536727272673 $,162,204.20109090905 8.9 $1,702.181818181818 ,146,154 $18,436 ,164,590 2,385.7989090909541 Orlando 54 1558.2777777777778 $,117,464.69277777776 $31,274.648333333374 $,148,739.34111111113 8 $1,341.4074074074074 ,114,305 $30,112 ,144,417 -4,322.3411111111345 Houston 34 1924.4411764705883 $,147,896.27117647059 $17,938.853823529411 $,165,835.125 5.6 $1,669.5882352941176 ,121,892 $25,136 ,147,028 ,-18,807.125 Atlanta 28 2462.3571428571427 $,187,354.47071428571 $24,112.665000000008 $,211,467.13571428572 5.9 $1,678.3214285714287 ,160,846 $14,224 ,175,070 ,-36,397.135714285716 Southern California 7 1711.2857142857142 $,353,846.19285714289 $30,377.350000000035 $,384,223.54285714292 2.7 $2,660.4285714285716 ,302,809 $23,671 ,326,480 ,-57,743.542857142922 Total/Avg SFR Acquisitions 516 1743.5406976744187 $,161,792.90418604671 $26,439.639806201361 $,188,232.54399224807 $97.000000000000014 $1,659.5174418604652 ,161,793 $26,440 ,188,233 0.45600775192724541 Total NPLs Converted to SFRs(4) 20 1842.15 $,144,752.31 $19,230.202000000048 $,163,982.51200000005 3.3 $1,474.6470588235295 Total/Avg 536 1747.2201492537313 $,161,157.6111940322 $26,170.630932835658 $,187,327.69205223888 $100.30000000000001 $1,653.6210131332082 Support Slide Abt Sway pg. 1, 2014 SFR gross Yield $19,914.20930232558 Annualized Estimated Average Rent per Home $97,000.15 Aggregate Investment above 0.20530112682809873 SFR Gross Yield Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,185 $42,185 (unaudited) (unaudited) Total revenues $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-3,444 Core FFO(1) $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 11822 10970 9754 Non-stabilized homes(3) 740 1247 1663 Total Homes(4) 12562 12217 11417 Leased Percentages Stabilized homes 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio(4) 0.92238497054609137 0.89121715642138 0.83793173921929276 Starwood Waypoint Residential Trust Period Ending 6/30/15 NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,174 Loans converted to real estate -,486 Loan liquidations and other basis reductions -85 Loan Count as of June 30, 2015 3,644 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 15 Gain on sales of previously depreciated investments in real estate -,245.69383999999994 -,253 -27 Non-controlling interests 121 79 13 Subtotal - NAREIT FFO 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,927 3,898 2,101 Separation costs 0 0 0 Acquisition fees and other expenses 363 637 217 Write-off of loan costs 0 0 0 Loss on derivative financial instruments, net 111 132 104 Amortization of derivative financial instruments cost 0 -90 -81 Severance expense 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,184 1,998 1,048 Core FFO $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 Recurring capital expenditures 0 0 0 Acquisition costs 0 0 0 Other non-property related depreciation and amortization 0 0 0 Stock-based compensation expense 0 0 0 AFFO $22,461.30616 $16,761 $6,270 Core FFO per share $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 37,821,364 38,613,270 39,079,365 Q2 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 2,589 1,871 General and administrative 4,004 4,444 Share-based compensation 1,390 2,130 Investment management fees 4,881 3,993 Separation costs 0 0 Acquisition fees and other expenses 259 186 Interest expense, including amortization 19,595 5,191 Depreciation and amortization 18,984 7,243 Finance-related expenses and write-off of loan costs 911 5,441 Impairment of real estate 440 1,233 Realized loss (gain) on sales of investments in real estate, net -,458 56 Realized gain on divestiture homes, net -1,101 0 Loss on derivative financial instruments, net 65 470 Income tax expense 199 350 Net income attributable to non-controlling interests 98 83 Total NOI 48,419 20,575 Deduct: Total NPL portfolio NOI ,-19,278 -8,342 Total SFR portfolio NOI 29,141 12,233 Deduct: Non-2Q 2014 same store NOI 18,732 1,959 Same store NOI from homes stabilized prior to 2Q 2014 10,409 10,274 Deduct: Non-1Q 2014 same store NOI 6,113 6,334 Same store NOI from homes stabilized prior to 1Q 2014 4,296 3,940 From Abu's same store workpaper - see support below: Stabilized Prior to 2Q 2014 Stabilized Prior to 1Q 2014 From ABU - Same Store Workpaper - Q2 P:\Financial Reporting\Abu Non-Performing Loan Portfolio Data received form Prime (Contact Jeff Whorton) Total Loan Home Purchase Price Total UPB (3) Total BPO(3) Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 674 727 $86.638026959999934 $160.25578806999985 $143.99724003999998 0.54062338716999336 0.60166449673572475 1.2882879335957085 Illinois 343 370 44.887076109999967 71.56773335000004 68.582644999999999 0.62719711815492252 0.65449613542901364 1.3256906275825335 California 294 296 88.311604929999959 118.61164395 139.93326999999999 0.7445441441417604 0.6310979864188121 0.95868375244172943 New York 209 212 43.862047169999975 68.648038060000005 80.393022000000002 0.63894101578931517 0.54559520315084031 1.0347544622103328 Arizona 160 187 15.205403510000004 25.136570329999994 21.113399999999999 0.60491162121081643 0.72017787329373784 2.0959590448707126 Wisconsin 158 167 13.025531840000001 17.982250160000003 20.422550000000001 0.72435494579950832 0.63780144203343858 1.1233099499095993 Indiana 155 161 11.076065950000004 15.112299879999998 16.37687 0.73291729504774794 0.67632373890737385 1.1594420418107931 Maryland 145 150 28.392923210000014 41.940860920000006 35.693199999999997 0.676975211933728 0.79547149625138724 1.4056774131520449 New Jersey 145 144 22.899024010000002 37.660787069999991 37.142395 0.60803360183199717 0.61651985581435986 1.2410897587714398 Pennsylvania 114 121 11.043847530000006 16.469702270000006 15.879899999999999 0.67055538399845049 0.69546077305272747 1.235603872946867 Georgia 93 100 10.138313269999998 15.807110560000003 14.981350000000001 0.64137675456354848 0.67672895099573782 1.1955475476067292 Other 1,154 1,175 140.16252711000016 198.19937078000009 203.899698 0.70717947568854578 0.6874091942500089 1.147988481154913 Totals 3,644 3,810 $515.64239159999988 $787.39215539999987 $798.41554004 0.6548736713512856 0.6458321083957943 1.2051915879823913 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,424 2,554 $349.38805905999959 $553.28290492000087 $532.03958503999991 0.63144844775730558 0.65660163056050713 1.2674552250399957 Performing 846 811 116.2150023099998 161.61711312000031 192.55931899999999 0.71907609328295863 0.60352832007055346 1.0032578780246222 Delinquent 374 724 50.01433022999997 72.542137359999998 73.766636000000005 0.68945211776428927 0.67800746979976101 1.1802357537437018 #REF! #REF! #REF! Total/Average 3,644 4,089 $515.61739159999934 $787.44215540000118 $798.36554003999981 0.65500000000000003 0.64600000000000002 1.2051915879823913 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") FOR ACQUISITION SLIDE Non-Performing Loans: Total Purchase Purchase Weighted Number of Purchase Price Total UPB Total BPO Price as % Price as % Average Loans ($ in millions) ($ in millions) ($ in millions) of UPB of BPO LTV 1,441 $117 $189.4 $171.6 0.61799999999999999 0.68200000000000005 1.141 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-21 Stabilized & 180 Day Schedules Obtained from Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) Atlanta 2,557 2,509 0.96731765643682743 $1,203.5456202632627 2,490 0.96144578313253015 $1,196.4106524466749 South Florida 2,534 2,301 0.96697088222511951 $1,620.7982043478262 2,212 0.95343580470162748 $1,614.7412766967252 Houston 1,599 1,538 0.96228868660598177 $1,537.7937695312503 1,493 0.95713328868050906 $1,531.8670147161881 Tampa 1,419 1,349 0.95107487027427728 $1,263.946609792285 1,240 0.94516129032258067 $1,254.5354654141763 Dallas 1,402 1,311 0.97559115179252476 $1,571.4624580152674 1,213 0.94723825226710634 $1,559.7443292682931 Denver 715 626 0.99041533546325877 $1,764.7688000000001 561 0.98752228163992872 $1,757.207956600361 Chicago 714 654 0.96636085626911317 $1,664.5738073394496 604 0.95695364238410596 $1,663.679411764704 Orlando 607 538 0.95724907063197029 $1,304.1714312267654 483 0.95238095238095233 $1,304.970065217391 Southern California 457 440 0.94772727272727275 $1,828.6051025056947 426 0.93427230046948362 $1,816.6842317380354 Northern California 273 271 0.97416974169741699 $1,725.9793726937264 254 0.98425196850393704 $1,752.2536399999995 Phoenix 244 244 0.98360655737704916 $1,197.5769672131148 244 0.98360655737704916 $1,195.8157500000002 Las Vegas 41 41 0.95121951219512191 $1,296.875609756097 41 0.95121951219512191 $1,283.8612820512819 Total/Average 12,562 11,822 0.96608018947724583 $1,471.1499398967258 11,261 0.95657579255838732 $1,462.5057996468743 Starwood Waypoint Residential Trust Period Ending 6/30/15 Homes not intend to hold for the long term Home Count as of March 31, 2015 1,151 SFR homes sold -,125 Prime REOs sold -,206 Additional SFR held for sale 207 Additional Prime Non-rentals 176 Additional Prime Rentals 2 Home Count as of June 30, 2015(1) 1,205 1205 Check 0 Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 42078 (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 98 83 219 73 121 Subtotal - NAREIT FFO 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 2,130 3,317 2,459 1,927 Separation costs 0 0 0 3,543 0 Acquisition fees and other expenses 259 186 622 447 363 Write-off of loan costs 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -50 -,200 -50 -,100 Severance expense 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,259 0 4,443 0 2,184 Core FFO(1) $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 Acquisition costs 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 AFFO $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Same Store Growth Q2 15 This comes from Abu and his supporting Files. Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q2 2015 vs. Q2 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,677 -1.2% -0.16667958397116645 9.3% 2Q 2014 4,057 -2.7% -8.9% 1.3% Y/Y % Increase SS2014 - 1677 SS2Q14 - 4057 Net Operating Income 9.3% 1.3% Revenue -1.2% -2.7% Expenses -0.16667958397116645 -8.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 (unaudited) (unaudited) Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 Other property revenues 1,539 890 2833 1,369 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 Total revenues 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 10,195 7,791 21,520 13,823 Real estate taxes and insurance 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 2,589 1,871 6,155 4,286 General and administrative 4,004 4,444 7,862 9,814 Share-based compensation 1,390 2,130 3,317 2,459 Investment management fees 4,881 3,993 9,662 6,750 Separation costs 0 0 0 3,543 Acquisition fees and other expenses 259 186 622 447 Interest expense, including amortization 19,595 5,191 37,212 6,691 Depreciation and amortization 18,984 7,243 36,992 12,716 Finance-related expenses and write-off of loan costs 911 5,441 1,455 5,441 Impairment of real estate 440 1,233 659 2,067 Total expenses 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net loss -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Provided by John Christie Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change South Florida 125 2.8% 110 4.4% 170 2.9% 405 3.3% Atlanta 139 3.5% 164 3.6% 92 2.8% 395 3.4% Houston 152 1.2% 74 2.7% 60 2.9% 286 1.9% Tampa 101 3.3% 75 6.6% 78 3.1% 254 4.2% Dallas 54 .8% 78 3.8% 65 2.8% 197 2.6% Chicago 24 1.2% 26 2.3% 44 0.03 94 2.3% Phoenix 28 .8% 21 1.9% 28 1.8% 77 1.5% Denver 39 1.7% 20 0.03 11 0.03 70 2.3% Northern California 21 .8% 15 3.6% 25 2.9% 61 2.3% Orlando 20 2.2% 17 1.8% 23 2.8% 60 2.3% Southern California 21 .7% 20 2.9% 19 2.9% 60 2.1% Las Vegas 3 0.0% 1 -0.03 0 n.a. 4 -0.8% Total/Average 727 2.2% 621 3.7% 615 2.9% 1,963 2.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Separation costs 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Acquisition fees and other expenses 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Interest expense, including amortization 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Depreciation and amortization 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Finance-related expenses and write-off of loan costs 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Impairment of real estate 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 81,714 1.7506266469567453 49,130 2.0816032539615286 ,162,582 1.8337694563501015 85,669 2.2926378890464849 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized loss on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net income (loss) -3,339 ,-12,033 -3,225 ,-27,351 Net (income) loss attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Net Asset Value Calculation $42,185 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,205,017 $58.27 ok Less accumulated depreciation ,-72,572 -1.92 ok Add real estate held for sale, net 94,293 2.4900000000000002 ok Investments in real estate, net 2,226,738 58.84 ok Add increase in estimated fair value of investments in real estate ,393,221 10.39 ok Less estimated renovation reserve(1) -,229,296 -6.06 ok Estimated SFR Value 2,390,663 63.17 ok Non-performing loans 79,538 2.1 ok Non-performing loans held for sale 87,509 2.31 ok Non-performing loans (fair value option) ,412,503 10.9 ok Add increase in estimated fair value of non-performing loans 63,022 1.67 ok Estimated NPL Value ,642,572 16.98 ok Estimated SFR & NPL Value $3,033,235 $80.150000000000006 ok $80.155371514618039 Total shareholders' equity $1,060,554 $28.03 ok Less unamortized debt discount on convertible senior notes ,-34,708 -0.92 ok Less investments in real estate, net -2,226,738 -58.84 ok Less non-performing loans ,-79,538 -2.1 ok Less: non-performing loans held for sale ,-87,509 -2.31 ok Less non-performing loans (fair value option) -,412,503 -10.9 ok Add estimated SFR & NPL value 3,033,235 80.150000000000006 ok Estimated NAV $1,252,793 $33.11 ok $33.105937504318952 $33.11 Number of Shares 37,841,943 (1) Renovation reserve includes remaining capital expenditures for non-stabilized homes and average turn 2 cost for stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,205,017 Add: real estate held for sale, net 94,293 Adjusted investments in real estate (excl. depreciation) 2,299,310 Add: increase in estimated fair value of investments in real estate 91,353 Estimated SFR Value (Fair Value) 2,390,663 Non-performing loans 79,538 Non-performing loans held for sale 87,509 Non-performing loans (fair value option) ,412,503 Add: increase in estimated fair value of non-performing loans 63,022 Estimated NPL Value (Fair Value) ,642,572 Estimated SFR & NPL Value (Fair Value) 3,033,235 Resident and other receivables, net 23,620 Cash and cash equivalents 79,984 Restricted cash 87,247 Deferred leasing costs 29,605 Asset-backed securitization costs, net 26,553 Other Assets 20,836 Total Assets at fair value $3,301,080 Liabilities Senior SFR facility $,629,558 Master repurchase agreement ,404,730 Asset-backed securitization ,527,043 Convertible senior notes, net ,367,792 Add: unamortized debt discount on convertible senior notes 34,708 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 60,121 Resident security deposits and prepaid rent 22,091 Total liabilities at fair value $2,046,043 Less: Non-controlling interests -2,244 Estimated NAV at fair value $1,252,793 Number of Shares 37,841,943 Estimated NAV $33.105940128862315 -4.0598711376844676E-3 m Check to NAV calculation 0 m Investments in real estate, net 2,226,738 Add back: accumulated depreciation 72,572 Investments in real estate properties, gross 2,299,310 Adjusted fair value as of 6/30/2015 2,390,663 Increase in estimated fair value of investments in real estate 91,353 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $,-50,722,880 $,-50,723 Condition Adjustment for Stabilized Properties B -,172,530,950 -,172,531 Remaining Construction Costs for Non- Stabilized homes C -6,041,600 -6,042 Total estimated reserves at 6/30/2015 $-,229,295,430 $-,229,296 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 6/30/15 (on 12,666 homes (not Units)) D 2,247,278 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 From Allen Fair value on homes excluded from valuation (Prime REO) E ,143,385 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\REO Schedule June 30 2015 -Prime From Dennis/Prime Adjusted fair value as of 6/30/15 2,390,663 Add: increase in estimated fair value of investments in real estate -,229,296 Per above Investments in real estate 2,226,738 Per above Fair value adjustment ,393,221 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201502. Q2 2015\Fair Value Q2 2015 Book basis ,579,550 Fair value ,642,572 Fair value adjustment F 63,022 DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 49 $,165,582.41571428569 $8,113,538.3699999982 $8,824,263.5800000001 $,710,725.21000000183 $0 $,710,725.21000000183 Other REO Divestitures(2) 80 ,236,992.26712500001 18,959,381.370000001 18,403,054 -,556,327.37000000104 -,556,327.37000000104 0 NPL REO 213 ,132,243.45403755872 28,167,855.710000008 28,054,423.609999999 -,113,432.10000000894 -,113,432.10000000894 0 Total 342 $,161,522.73523391812 $55,240,775.450000003 $55,281,741.189999998 $40,965.739999991842 $-,669,759.47000000998 $,710,725.21000000183 As of (in thousands) $42,185 $42,004 (unaudited) ASSETS Investments in real estate Land $,389,320 $,359,889 Building and improvements 1,815,697 1,619,622 Development costs Total investment in properties 2,205,017 1,979,511 Less accumulated depreciation ,-72,572 ,-41,563 Investment in real estate properties, net 2,132,445 1,937,948 Real estate held for sale, net 94,293 32,102 Total investments in real estate, net 2,226,738 1,970,050 Non-performing loans 79,538 ,125,488 Non-performing loans held for sale 87,509 26,911 Non-performing loans (fair value option) ,412,503 ,491,790 Resident and other receivables, net 23,620 17,270 Cash and cash equivalents 79,984 ,175,198 Restricted cash 87,247 50,749 Deferred financing costs, net 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 Other assets 20,836 17,994 Total assets $3,074,133 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,629,558 $,441,239 Master repurchase agreement ,404,730 ,454,249 Asset-backed securitization, net ,527,043 ,526,816 Convertible senior notes, net ,367,792 ,363,110 Accounts payable and accrued expenses 60,121 52,457 Resident security deposits and prepaid rent 22,091 17,857 Total liabilities 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 381 378 Additional paid-in capital 1,128,334 1,133,239 Accumulated deficit ,-67,999 ,-53,723 Accumulated other comprehensive loss -,162 -70 Total Starwood Waypoint Residential Trust equity 1,060,554 1,079,824 Non-controlling interests 2,244 611 Total equity 1,062,798 1,080,435 Total liabilities and equity $3,074,133 $2,936,163 0 0 ck Shares outstanding end of period 37,841,943 Book value per share $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $-3,444 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 2,589 3,566 3,150 3,508 1,871 6,155 0 General and administrative 4,004 3,858 4,866 4,627 4,444 7,862 0 Share-based compensation 1,390 1,927 3,898 2,101 2,130 3,317 0 Investment management fees 4,881 4,781 4,825 4,522 3,993 9,662 0 Separation costs 0 0 0 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 186 622 0 Interest expense, including amortization 19,595 17,617 16,633 11,899 5,191 37,212 0 Depreciation and amortization 18,984 18,008 19,918 9,238 7,243 36,992 0 Finance-related expenses and write-off of loan costs 911 544 940 1,334 5,441 1,455 0 Impairment of real estate 440 219 171 341 1,233 659 0 Realized loss (gain) on sales of investments in real estate, net -,458 -,246 148 -,125 56 -,704 0 Realized gain on divestiture homes, net -1,101 782 0 0 0 -,319 0 Loss on derivative financial instruments, net 65 211 132 104 470 276 0 Income tax expense 199 225 -44 19 350 424 0 Net income attributable to non-controlling interests 98 121 79 13 83 219 0 check to NOI page QTD YTD Total NOI 48,419 51,969 45,795 31,085 20,575 ,100,388 0 0 0 Add (deduct) adjustments to get to total stabilized home portfolio NOI 0 NPL portfolio NOI components: 0 Realized gain on non-performing loans, net -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-14,486 0 Realized gain on loan conversions, net -6,123 -8,549 -6,994 -5,791 -6,483 ,-14,672 0 Mortgage loan servicing costs 9,586 9,995 11,020 7,918 5,139 19,581 0 Unrealized gain on non-performing loans, net ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-38,383 0 Deduct: Total NPL portfolio NOI ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-47,960 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 1,766 3,289 2,236 2,537 2,726 5,055 0 Add Total Non-stabilized portfolio NOI 1,766 3,289 2,236 2,537 2,726 5,055 0 0 Total stabilized portfolio NOI $30,907 $26,576 $22,181 $20,103 $14,959 $57,483 $0 $0 $0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $30,907 $26,576 $22,903 $20,103 $14,959 $57,483 $0 check to NOI page 0 0 $0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $46,677 $41,983 $37,097 $30,366 $23,602 $88,660 $0 Less Allowance for doubtful accounts -,229.60091323913264 -,708 -,645 -,870 -,614 -,938 0.3990867608673625 Total rental revenues $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $87,722 $0.39908676086633932 Stabilized portfolio NOI margin 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.65528601719067048 Check Balance $0 $28,801 Total Rental Homes Portfolio Obtained from Tri Long - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment Atlanta 2,509 48 2,557 0.95463433711380519 $,101,226.29641376612 $,131,087.46535784123 $335.19064892 1933.0782166601487 22.393038717246782 1992.6069612827532 $1,203.401435602953 $1,203.401435602953 29,861 ,131,087 ,101,226 #REF! $335.2 $29.86069999999998 $101.22630000000001 $131.08699999999999 South Florida 2,301 233 2,534 0.89936858721389112 $,139,002.83067482235 $,174,732.64466456161 442.7 1581.8606395578365 45.031570639305528 1969.9684293606945 $1,622.3531942003515 $1,622.3531942003515 35,730 ,174,733 ,139,003 #REF! $442.7 $35.730200000000025 $139.00279999999998 $174.733 Houston 1,538 61 1,599 0.94308943089430897 $,131,144.58370856775 $,149,831.86085678538 239.5811455099998 2029.5347091932458 26.49093183239529 1988.5090681676047 $1,537.2903253652062 $1,537.2903253652062 18,687 ,149,832 ,131,145 #REF! $239.6 $18.687399999999997 $131.1446 $149.83199999999999 Tampa 1,349 70 1,419 0.90909090909090906 $,104,278.8060606068 $,126,131.956941508 178.98124689999986 1457.1719520789288 40.181113460183269 1974.8188865398167 $1,263.2591388673393 $1,263.2591388673393 21,783 ,126,061 ,104,278 #REF! $179 $21.8 $104.27810000000001 $126.13200000000001 Dallas 1,311 91 1,402 0.91940085592011411 $,140,461.35123395151 $,161,959.56352353797 227.06730806000024 2132.9564907275321 20.074179743224022 1994.925820256776 $1,575.2348524844722 $1,575.2348524844722 21,498 ,161,959 ,140,461 #REF! $227.1 $21.49860000000001 $140.4614 $161.96 Denver 626 89 715 0.90069930069930071 $,200,979.58907692303 $,229,160.70693706267 163.8499054599998 1601.4321678321678 31.928671328671271 1983.0713286713287 $1,767.7161741835148 $1,767.7161741835148 28,181 ,229,161 ,200,980 #REF! $163.80000000000001 $28.181399999999996 $200.9796 $229.161 Chicago 654 60 714 0.90196078431372551 $,120,853.42096638647 $,150,190.40901960791 107.23595204000004 1574.3011204481793 37.906162464985982 1977.093837535014 $1,665.8466925465839 $1,665.8466925465839 29,377 ,150,230 ,120,853 #REF! $107.2 $29.336600000000004 $120.85339999999999 $150.19 Orlando 538 69 607 0.86985172981878089 $,115,203.99233937399 $,141,157.4938056012 85.682598739999932 1583.5172981878088 37.191103789126828 1977.8088962108732 $1,310.2907590132825 $1,310.2907590132825 25,958 ,141,162 ,115,204 #REF! $85.7 $25.953000000000017 $115.20399999999999 $141.15700000000001 Southern California 440 17 457 0.91903719912472648 $,240,908.22404814026 $,254,065.29792122537 116.10784114999998 1640.5295404814005 38.050328227571072 1976.9496717724289 $1,831.941582733813 $1,831.941582733813 13,157 ,254,065 ,240,908 #REF! $116.1 $13.156799999999976 $240.90820000000002 $254.065 Northern California 271 2 273 0.97069597069597069 $,214,385.34564102555 $,227,743.68695970683 62.174026539999964 1506.03663003663 45.505494505494426 1969.4945054945056 $1,729.9144318181814 $1,729.9144318181814 13,323 ,227,708 ,214,385 #REF! $62.2 $13.358699999999999 $214.3853 $227.744 Phoenix 244 0 244 0.98360655737704916 $,139,867.52475409844 $,158,648.43540983609 38.71021824000001 1536.5040983606557 40.127049180327958 1974.872950819672 $1,195.8157500000002 $1,195.8157500000002 18,781 ,158,649 ,139,868 #REF! $38.700000000000003 $18.780499999999989 $139.86750000000001 $158.648 Las Vegas 41 0 41 0.95121951219512191 $,155,992.54487804876 $,167,626.55780487802 6.8726888699999984 1964.560975609756 28.268292682926813 1986.7317073170732 $1,283.8612820512819 $1,283.8612820512819 11,634 ,167,627 ,155,993 #REF! $6.9 $11.634500000000003 $155.99250000000001 $167.62700000000001 Total/Average 11,822 740 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020099986 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 $1,473.9904856970031 26114.377347318557 2,072,274 1,804,304 #REF! $2,004.2 $267.97839999999997 $1,804.3037000000002 $2,072.3359999999998 239.2 2011 1771.8 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Stabilized(5) 11,822 0.96608018947724583 $,131,988.45301302712 $,158,081.405157334 $1,868.8383717700026 1758.6831063361815 32.716291659617582 1982.2837083403824 $1,471.6824316508948 Non-stabilized(5) 740 0.22432432432432434 $,154,544.7591081085 $,182,956.39221621651 135.38773024000022 1770.6662162162163 34.254054054053995 1980.745945945946 $1,639.6477987421383 Total/Average 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020100027 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE

9 FINANCIAL INFORMATION Consolidated Statements of Operations NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain on non-performing loans, net 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 48,419 ,100,388 Difference $0 $0 bad debt expense as a % of revenue .5% 1.6% Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of June 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 ,404,730 0 0 0 ,404,730 2017 0 0 0 0 ,172,500 ,172,500 2018 ,629,558 0 0 0 0 ,629,558 2019 0 0 0 ,230,000 0 ,230,000 2,787,183.56568 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70529943711131071 Total $,629,558 $,404,730 $,529,011 $0 $,230,000 $0 $,172,500 $1,965,799 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 629558 404730 529011 230000 172500 1965799 Weighted average coupon rate 3.1365999999999998E-2 3.1865999999999998E-2 2.5465999999999999E-2 0.03 4.4999999999999998E-2 3.0917777724986124E-2 Weighted average remaining maturity in years 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 2.9698631391312618 Market equity Security Shares Price Value Common shares 37,841,943 $23.76 $,899,124.56568000012 NAV(3) 37,841,943 $33.11 $1,252,793 Debt Metrics Total debt to total gross assets(4)(5) 0.62152292580617863 Net debt to total estimated fair value of assets(4)(5) 0.61296338727464239 $1,108,334 As of date 42185 42185 42185 42185 42185 maturity 43134 42624 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 0 Total Assets per BS $3,074,133 $0 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,885,815 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,939,246 Net debt less Cert $1,859,262 Syndication 41803 Feb. 5 2018 $,441,239,371.75 1 Accum Deprec. $,-72,572 NAV less Cert $3,033,235 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $0 Net debt to NAV 0.61296338727464239 NPL Debt $41,709 $,454,248,912 3 Total Assets $3,074,133 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,120,152 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.62152292580617863 $1,939,246 $3,146,705 0.61627829745718143 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Acquisitions (SFRs and NPLs) Obtained from Tri Long - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs) FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 132 1598.189393939394 $,159,185.42537878786 $35,483.609090909158 $,194,669.3446969701 $25.7 $1,746.984848484848 ,152,561 $34,347 ,186,908 -7,761.344696970133 Denver 77 1659.4285714285713 $,226,319.93818181817 $24,742.204805194837 $,251,062.14298701301 19.3 $1,839.7142857142858 ,168,246 $16,428 ,184,674 ,-66,388.142987013009 Tampa 70 1510.5 $,127,308.26928571425 $24,607.410999999964 $,151,915.68028571422 10.6 $1,411.1 ,118,353 $20,916 ,139,269 ,-12,646.680285714217 Dallas 59 2184.7796610169494 $,163,964.43423728805 $9,994.9418644068646 $,173,959.37610169491 10.3 $1,643.4237288135594 ,220,142 $15,942 ,236,084 62,124.623898305086 Chicago 55 1741.6363636363637 $,133,929.66436363637 $28,274.536727272673 $,162,204.20109090905 8.9 $1,702.181818181818 ,146,154 $18,436 ,164,590 2,385.7989090909541 Orlando 54 1558.2777777777778 $,117,464.69277777776 $31,274.648333333374 $,148,739.34111111113 8 $1,341.4074074074074 ,114,305 $30,112 ,144,417 -4,322.3411111111345 Houston 34 1924.4411764705883 $,147,896.27117647059 $17,938.853823529411 $,165,835.125 5.6 $1,669.5882352941176 ,121,892 $25,136 ,147,028 ,-18,807.125 Atlanta 28 2462.3571428571427 $,187,354.47071428571 $24,112.665000000008 $,211,467.13571428572 5.9 $1,678.3214285714287 ,160,846 $14,224 ,175,070 ,-36,397.135714285716 Southern California 7 1711.2857142857142 $,353,846.19285714289 $30,377.350000000035 $,384,223.54285714292 2.7 $2,660.4285714285716 ,302,809 $23,671 ,326,480 ,-57,743.542857142922 Total/Avg SFR Acquisitions 516 1743.5406976744187 $,161,792.90418604671 $26,439.639806201361 $,188,232.54399224807 $97.000000000000014 $1,659.5174418604652 ,161,793 $26,440 ,188,233 0.45600775192724541 Total NPLs Converted to SFRs(4) 20 1842.15 $,144,752.31 $19,230.202000000048 $,163,982.51200000005 3.3 $1,474.6470588235295 Total/Avg 536 1747.2201492537313 $,161,157.6111940322 $26,170.630932835658 $,187,327.69205223888 $100.30000000000001 $1,653.6210131332082 Support Slide Abt Sway pg. 1, 2014 SFR gross Yield $19,914.20930232558 Annualized Estimated Average Rent per Home $97,000.15 Aggregate Investment above 0.20530112682809873 SFR Gross Yield Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,185 $42,185 (unaudited) (unaudited) Total revenues $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-3,444 Core FFO(1) $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 11822 10970 9754 Non-stabilized homes(3) 740 1247 1663 Total Homes(4) 12562 12217 11417 Leased Percentages Stabilized homes 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio(4) 0.92238497054609137 0.89121715642138 0.83793173921929276 Starwood Waypoint Residential Trust Period Ending 6/30/15 NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,174 Loans converted to real estate -,486 Loan liquidations and other basis reductions -85 Loan Count as of June 30, 2015 3,644 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 15 Gain on sales of previously depreciated investments in real estate -,245.69383999999994 -,253 -27 Non-controlling interests 121 79 13 Subtotal - NAREIT FFO 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,927 3,898 2,101 Separation costs 0 0 0 Acquisition fees and other expenses 363 637 217 Write-off of loan costs 0 0 0 Loss on derivative financial instruments, net 111 132 104 Amortization of derivative financial instruments cost 0 -90 -81 Severance expense 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,184 1,998 1,048 Core FFO $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 Recurring capital expenditures 0 0 0 Acquisition costs 0 0 0 Other non-property related depreciation and amortization 0 0 0 Stock-based compensation expense 0 0 0 AFFO $22,461.30616 $16,761 $6,270 Core FFO per share $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 37,821,364 38,613,270 39,079,365 Q2 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 2,589 1,871 General and administrative 4,004 4,444 Share-based compensation 1,390 2,130 Investment management fees 4,881 3,993 Separation costs 0 0 Acquisition fees and other expenses 259 186 Interest expense, including amortization 19,595 5,191 Depreciation and amortization 18,984 7,243 Finance-related expenses and write-off of loan costs 911 5,441 Impairment of real estate 440 1,233 Realized loss (gain) on sales of investments in real estate, net -,458 56 Realized gain on divestiture homes, net -1,101 0 Loss on derivative financial instruments, net 65 470 Income tax expense 199 350 Net income attributable to non-controlling interests 98 83 Total NOI 48,419 20,575 Deduct: Total NPL portfolio NOI ,-19,278 -8,342 Total SFR portfolio NOI 29,141 12,233 Deduct: Non-2Q 2014 same store NOI 18,732 1,959 Same store NOI from homes stabilized prior to 2Q 2014 10,409 10,274 Deduct: Non-1Q 2014 same store NOI 6,113 6,334 Same store NOI from homes stabilized prior to 1Q 2014 4,296 3,940 From Abu's same store workpaper - see support below: Stabilized Prior to 2Q 2014 Stabilized Prior to 1Q 2014 From ABU - Same Store Workpaper - Q2 P:\Financial Reporting\Abu Non-Performing Loan Portfolio Data received form Prime (Contact Jeff Whorton) Total Loan Home Purchase Price Total UPB (3) Total BPO(3) Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 674 727 $86.638026959999934 $160.25578806999985 $143.99724003999998 0.54062338716999336 0.60166449673572475 1.2882879335957085 Illinois 343 370 44.887076109999967 71.56773335000004 68.582644999999999 0.62719711815492252 0.65449613542901364 1.3256906275825335 California 294 296 88.311604929999959 118.61164395 139.93326999999999 0.7445441441417604 0.6310979864188121 0.95868375244172943 New York 209 212 43.862047169999975 68.648038060000005 80.393022000000002 0.63894101578931517 0.54559520315084031 1.0347544622103328 Arizona 160 187 15.205403510000004 25.136570329999994 21.113399999999999 0.60491162121081643 0.72017787329373784 2.0959590448707126 Wisconsin 158 167 13.025531840000001 17.982250160000003 20.422550000000001 0.72435494579950832 0.63780144203343858 1.1233099499095993 Indiana 155 161 11.076065950000004 15.112299879999998 16.37687 0.73291729504774794 0.67632373890737385 1.1594420418107931 Maryland 145 150 28.392923210000014 41.940860920000006 35.693199999999997 0.676975211933728 0.79547149625138724 1.4056774131520449 New Jersey 145 144 22.899024010000002 37.660787069999991 37.142395 0.60803360183199717 0.61651985581435986 1.2410897587714398 Pennsylvania 114 121 11.043847530000006 16.469702270000006 15.879899999999999 0.67055538399845049 0.69546077305272747 1.235603872946867 Georgia 93 100 10.138313269999998 15.807110560000003 14.981350000000001 0.64137675456354848 0.67672895099573782 1.1955475476067292 Other 1,154 1,175 140.16252711000016 198.19937078000009 203.899698 0.70717947568854578 0.6874091942500089 1.147988481154913 Totals 3,644 3,810 $515.64239159999988 $787.39215539999987 $798.41554004 0.6548736713512856 0.6458321083957943 1.2051915879823913 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,424 2,554 $349.38805905999959 $553.28290492000087 $532.03958503999991 0.63144844775730558 0.65660163056050713 1.2674552250399957 Performing 846 811 116.2150023099998 161.61711312000031 192.55931899999999 0.71907609328295863 0.60352832007055346 1.0032578780246222 Delinquent 374 724 50.01433022999997 72.542137359999998 73.766636000000005 0.68945211776428927 0.67800746979976101 1.1802357537437018 #REF! #REF! #REF! Total/Average 3,644 4,089 $515.61739159999934 $787.44215540000118 $798.36554003999981 0.65500000000000003 0.64600000000000002 1.2051915879823913 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") FOR ACQUISITION SLIDE Non-Performing Loans: Total Purchase Purchase Weighted Number of Purchase Price Total UPB Total BPO Price as % Price as % Average Loans ($ in millions) ($ in millions) ($ in millions) of UPB of BPO LTV 1,441 $117 $189.4 $171.6 0.61799999999999999 0.68200000000000005 1.141 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-21 Stabilized & 180 Day Schedules Obtained from Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) Atlanta 2,557 2,509 0.96731765643682743 $1,203.5456202632627 2,490 0.96144578313253015 $1,196.4106524466749 South Florida 2,534 2,301 0.96697088222511951 $1,620.7982043478262 2,212 0.95343580470162748 $1,614.7412766967252 Houston 1,599 1,538 0.96228868660598177 $1,537.7937695312503 1,493 0.95713328868050906 $1,531.8670147161881 Tampa 1,419 1,349 0.95107487027427728 $1,263.946609792285 1,240 0.94516129032258067 $1,254.5354654141763 Dallas 1,402 1,311 0.97559115179252476 $1,571.4624580152674 1,213 0.94723825226710634 $1,559.7443292682931 Denver 715 626 0.99041533546325877 $1,764.7688000000001 561 0.98752228163992872 $1,757.207956600361 Chicago 714 654 0.96636085626911317 $1,664.5738073394496 604 0.95695364238410596 $1,663.679411764704 Orlando 607 538 0.95724907063197029 $1,304.1714312267654 483 0.95238095238095233 $1,304.970065217391 Southern California 457 440 0.94772727272727275 $1,828.6051025056947 426 0.93427230046948362 $1,816.6842317380354 Northern California 273 271 0.97416974169741699 $1,725.9793726937264 254 0.98425196850393704 $1,752.2536399999995 Phoenix 244 244 0.98360655737704916 $1,197.5769672131148 244 0.98360655737704916 $1,195.8157500000002 Las Vegas 41 41 0.95121951219512191 $1,296.875609756097 41 0.95121951219512191 $1,283.8612820512819 Total/Average 12,562 11,822 0.96608018947724583 $1,471.1499398967258 11,261 0.95657579255838732 $1,462.5057996468743 Starwood Waypoint Residential Trust Period Ending 6/30/15 Homes not intend to hold for the long term Home Count as of March 31, 2015 1,151 SFR homes sold -,125 Prime REOs sold -,206 Additional SFR held for sale 207 Additional Prime Non-rentals 176 Additional Prime Rentals 2 Home Count as of June 30, 2015(1) 1,205 1205 Check 0 Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 42078 (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 98 83 219 73 121 Subtotal - NAREIT FFO 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 2,130 3,317 2,459 1,927 Separation costs 0 0 0 3,543 0 Acquisition fees and other expenses 259 186 622 447 363 Write-off of loan costs 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -50 -,200 -50 -,100 Severance expense 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,259 0 4,443 0 2,184 Core FFO(1) $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 Acquisition costs 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 AFFO $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Same Store Growth Q2 15 This comes from Abu and his supporting Files. Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q2 2015 vs. Q2 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,677 -1.2% -0.16667958397116645 9.3% 2Q 2014 4,057 -2.7% -8.9% 1.3% Y/Y % Increase SS2014 - 1677 SS2Q14 - 4057 Net Operating Income 9.3% 1.3% Revenue -1.2% -2.7% Expenses -0.16667958397116645 -8.9% Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 (unaudited) (unaudited) Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 Other property revenues 1,539 890 2833 1,369 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 Total revenues 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 10,195 7,791 21,520 13,823 Real estate taxes and insurance 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 2,589 1,871 6,155 4,286 General and administrative 4,004 4,444 7,862 9,814 Share-based compensation 1,390 2,130 3,317 2,459 Investment management fees 4,881 3,993 9,662 6,750 Separation costs 0 0 0 3,543 Acquisition fees and other expenses 259 186 622 447 Interest expense, including amortization 19,595 5,191 37,212 6,691 Depreciation and amortization 18,984 7,243 36,992 12,716 Finance-related expenses and write-off of loan costs 911 5,441 1,455 5,441 Impairment of real estate 440 1,233 659 2,067 Total expenses 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net loss -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Provided by John Christie Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change South Florida 125 2.8% 110 4.4% 170 2.9% 405 3.3% Atlanta 139 3.5% 164 3.6% 92 2.8% 395 3.4% Houston 152 1.2% 74 2.7% 60 2.9% 286 1.9% Tampa 101 3.3% 75 6.6% 78 3.1% 254 4.2% Dallas 54 .8% 78 3.8% 65 2.8% 197 2.6% Chicago 24 1.2% 26 2.3% 44 0.03 94 2.3% Phoenix 28 .8% 21 1.9% 28 1.8% 77 1.5% Denver 39 1.7% 20 0.03 11 0.03 70 2.3% Northern California 21 .8% 15 3.6% 25 2.9% 61 2.3% Orlando 20 2.2% 17 1.8% 23 2.8% 60 2.3% Southern California 21 .7% 20 2.9% 19 2.9% 60 2.1% Las Vegas 3 0.0% 1 -0.03 0 n.a. 4 -0.8% Total/Average 727 2.2% 621 3.7% 615 2.9% 1,963 2.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Separation costs 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Acquisition fees and other expenses 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Interest expense, including amortization 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Depreciation and amortization 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Finance-related expenses and write-off of loan costs 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Impairment of real estate 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 81,714 1.7506266469567453 49,130 2.0816032539615286 ,162,582 1.8337694563501015 85,669 2.2926378890464849 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized loss on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net income (loss) -3,339 ,-12,033 -3,225 ,-27,351 Net (income) loss attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Net Asset Value Calculation $42,185 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,205,017 $58.27 ok Less accumulated depreciation ,-72,572 -1.92 ok Add real estate held for sale, net 94,293 2.4900000000000002 ok Investments in real estate, net 2,226,738 58.84 ok Add increase in estimated fair value of investments in real estate ,393,221 10.39 ok Less estimated renovation reserve(1) -,229,296 -6.06 ok Estimated SFR Value 2,390,663 63.17 ok Non-performing loans 79,538 2.1 ok Non-performing loans held for sale 87,509 2.31 ok Non-performing loans (fair value option) ,412,503 10.9 ok Add increase in estimated fair value of non-performing loans 63,022 1.67 ok Estimated NPL Value ,642,572 16.98 ok Estimated SFR & NPL Value $3,033,235 $80.150000000000006 ok $80.155371514618039 Total shareholders' equity $1,060,554 $28.03 ok Less unamortized debt discount on convertible senior notes ,-34,708 -0.92 ok Less investments in real estate, net -2,226,738 -58.84 ok Less non-performing loans ,-79,538 -2.1 ok Less: non-performing loans held for sale ,-87,509 -2.31 ok Less non-performing loans (fair value option) -,412,503 -10.9 ok Add estimated SFR & NPL value 3,033,235 80.150000000000006 ok Estimated NAV $1,252,793 $33.11 ok $33.105937504318952 $33.11 Number of Shares 37,841,943 (1) Renovation reserve includes remaining capital expenditures for non-stabilized homes and average turn 2 cost for stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,205,017 Add: real estate held for sale, net 94,293 Adjusted investments in real estate (excl. depreciation) 2,299,310 Add: increase in estimated fair value of investments in real estate 91,353 Estimated SFR Value (Fair Value) 2,390,663 Non-performing loans 79,538 Non-performing loans held for sale 87,509 Non-performing loans (fair value option) ,412,503 Add: increase in estimated fair value of non-performing loans 63,022 Estimated NPL Value (Fair Value) ,642,572 Estimated SFR & NPL Value (Fair Value) 3,033,235 Resident and other receivables, net 23,620 Cash and cash equivalents 79,984 Restricted cash 87,247 Deferred leasing costs 29,605 Asset-backed securitization costs, net 26,553 Other Assets 20,836 Total Assets at fair value $3,301,080 Liabilities Senior SFR facility $,629,558 Master repurchase agreement ,404,730 Asset-backed securitization ,527,043 Convertible senior notes, net ,367,792 Add: unamortized debt discount on convertible senior notes 34,708 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 60,121 Resident security deposits and prepaid rent 22,091 Total liabilities at fair value $2,046,043 Less: Non-controlling interests -2,244 Estimated NAV at fair value $1,252,793 Number of Shares 37,841,943 Estimated NAV $33.105940128862315 -4.0598711376844676E-3 m Check to NAV calculation 0 m Investments in real estate, net 2,226,738 Add back: accumulated depreciation 72,572 Investments in real estate properties, gross 2,299,310 Adjusted fair value as of 6/30/2015 2,390,663 Increase in estimated fair value of investments in real estate 91,353 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $,-50,722,880 $,-50,723 Condition Adjustment for Stabilized Properties B -,172,530,950 -,172,531 Remaining Construction Costs for Non- Stabilized homes C -6,041,600 -6,042 Total estimated reserves at 6/30/2015 $-,229,295,430 $-,229,296 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 6/30/15 (on 12,666 homes (not Units)) D 2,247,278 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 From Allen Fair value on homes excluded from valuation (Prime REO) E ,143,385 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\REO Schedule June 30 2015 -Prime From Dennis/Prime Adjusted fair value as of 6/30/15 2,390,663 Add: increase in estimated fair value of investments in real estate -,229,296 Per above Investments in real estate 2,226,738 Per above Fair value adjustment ,393,221 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201502. Q2 2015\Fair Value Q2 2015 Book basis ,579,550 Fair value ,642,572 Fair value adjustment F 63,022 DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 49 $,165,582.41571428569 $8,113,538.3699999982 $8,824,263.5800000001 $,710,725.21000000183 $0 $,710,725.21000000183 Other REO Divestitures(2) 80 ,236,992.26712500001 18,959,381.370000001 18,403,054 -,556,327.37000000104 -,556,327.37000000104 0 NPL REO 213 ,132,243.45403755872 28,167,855.710000008 28,054,423.609999999 -,113,432.10000000894 -,113,432.10000000894 0 Total 342 $,161,522.73523391812 $55,240,775.450000003 $55,281,741.189999998 $40,965.739999991842 $-,669,759.47000000998 $,710,725.21000000183 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,185 $42,004 (unaudited) ASSETS Investments in real estate Land $,389,320 $,359,889 Building and improvements 1,815,697 1,619,622 Development costs Total investment in properties 2,205,017 1,979,511 Less accumulated depreciation ,-72,572 ,-41,563 Investment in real estate properties, net 2,132,445 1,937,948 Real estate held for sale, net 94,293 32,102 Total investments in real estate, net 2,226,738 1,970,050 Non-performing loans 79,538 ,125,488 Non-performing loans held for sale 87,509 26,911 Non-performing loans (fair value option) ,412,503 ,491,790 Resident and other receivables, net 23,620 17,270 Cash and cash equivalents 79,984 ,175,198 Restricted cash 87,247 50,749 Deferred financing costs, net 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 Other assets 20,836 17,994 Total assets $3,074,133 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,629,558 $,441,239 Master repurchase agreement ,404,730 ,454,249 Asset-backed securitization, net ,527,043 ,526,816 Convertible senior notes, net ,367,792 ,363,110 Accounts payable and accrued expenses 60,121 52,457 Resident security deposits and prepaid rent 22,091 17,857 Total liabilities 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 381 378 Additional paid-in capital 1,128,334 1,133,239 Accumulated deficit ,-67,999 ,-53,723 Accumulated other comprehensive loss -,162 -70 Total Starwood Waypoint Residential Trust equity 1,060,554 1,079,824 Non-controlling interests 2,244 611 Total equity 1,062,798 1,080,435 Total liabilities and equity $3,074,133 $2,936,163 0 0 ck Shares outstanding end of period 37,841,943 Book value per share $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $-3,444 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 2,589 3,566 3,150 3,508 1,871 6,155 0 General and administrative 4,004 3,858 4,866 4,627 4,444 7,862 0 Share-based compensation 1,390 1,927 3,898 2,101 2,130 3,317 0 Investment management fees 4,881 4,781 4,825 4,522 3,993 9,662 0 Separation costs 0 0 0 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 186 622 0 Interest expense, including amortization 19,595 17,617 16,633 11,899 5,191 37,212 0 Depreciation and amortization 18,984 18,008 19,918 9,238 7,243 36,992 0 Finance-related expenses and write-off of loan costs 911 544 940 1,334 5,441 1,455 0 Impairment of real estate 440 219 171 341 1,233 659 0 Realized loss (gain) on sales of investments in real estate, net -,458 -,246 148 -,125 56 -,704 0 Realized gain on divestiture homes, net -1,101 782 0 0 0 -,319 0 Loss on derivative financial instruments, net 65 211 132 104 470 276 0 Income tax expense 199 225 -44 19 350 424 0 Net income attributable to non-controlling interests 98 121 79 13 83 219 0 check to NOI page QTD YTD Total NOI 48,419 51,969 45,795 31,085 20,575 ,100,388 0 0 0 Add (deduct) adjustments to get to total stabilized home portfolio NOI 0 NPL portfolio NOI components: 0 Realized gain on non-performing loans, net -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-14,486 0 Realized gain on loan conversions, net -6,123 -8,549 -6,994 -5,791 -6,483 ,-14,672 0 Mortgage loan servicing costs 9,586 9,995 11,020 7,918 5,139 19,581 0 Unrealized gain on non-performing loans, net ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-38,383 0 Deduct: Total NPL portfolio NOI ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-47,960 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 1,766 3,289 2,236 2,537 2,726 5,055 0 Add Total Non-stabilized portfolio NOI 1,766 3,289 2,236 2,537 2,726 5,055 0 0 Total stabilized portfolio NOI $30,907 $26,576 $22,181 $20,103 $14,959 $57,483 $0 $0 $0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $30,907 $26,576 $22,903 $20,103 $14,959 $57,483 $0 check to NOI page 0 0 $0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $46,677 $41,983 $37,097 $30,366 $23,602 $88,660 $0 Less Allowance for doubtful accounts -,229.60091323913264 -,708 -,645 -,870 -,614 -,938 0.3990867608673625 Total rental revenues $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $87,722 $0.39908676086633932 Stabilized portfolio NOI margin 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.65528601719067048 Check Balance $0 $28,801 Total Rental Homes Portfolio Obtained from Tri Long - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment Atlanta 2,509 48 2,557 0.95463433711380519 $,101,226.29641376612 $,131,087.46535784123 $335.19064892 1933.0782166601487 22.393038717246782 1992.6069612827532 $1,203.401435602953 $1,203.401435602953 29,861 ,131,087 ,101,226 #REF! $335.2 $29.86069999999998 $101.22630000000001 $131.08699999999999 South Florida 2,301 233 2,534 0.89936858721389112 $,139,002.83067482235 $,174,732.64466456161 442.7 1581.8606395578365 45.031570639305528 1969.9684293606945 $1,622.3531942003515 $1,622.3531942003515 35,730 ,174,733 ,139,003 #REF! $442.7 $35.730200000000025 $139.00279999999998 $174.733 Houston 1,538 61 1,599 0.94308943089430897 $,131,144.58370856775 $,149,831.86085678538 239.5811455099998 2029.5347091932458 26.49093183239529 1988.5090681676047 $1,537.2903253652062 $1,537.2903253652062 18,687 ,149,832 ,131,145 #REF! $239.6 $18.687399999999997 $131.1446 $149.83199999999999 Tampa 1,349 70 1,419 0.90909090909090906 $,104,278.8060606068 $,126,131.956941508 178.98124689999986 1457.1719520789288 40.181113460183269 1974.8188865398167 $1,263.2591388673393 $1,263.2591388673393 21,783 ,126,061 ,104,278 #REF! $179 $21.8 $104.27810000000001 $126.13200000000001 Dallas 1,311 91 1,402 0.91940085592011411 $,140,461.35123395151 $,161,959.56352353797 227.06730806000024 2132.9564907275321 20.074179743224022 1994.925820256776 $1,575.2348524844722 $1,575.2348524844722 21,498 ,161,959 ,140,461 #REF! $227.1 $21.49860000000001 $140.4614 $161.96 Denver 626 89 715 0.90069930069930071 $,200,979.58907692303 $,229,160.70693706267 163.8499054599998 1601.4321678321678 31.928671328671271 1983.0713286713287 $1,767.7161741835148 $1,767.7161741835148 28,181 ,229,161 ,200,980 #REF! $163.80000000000001 $28.181399999999996 $200.9796 $229.161 Chicago 654 60 714 0.90196078431372551 $,120,853.42096638647 $,150,190.40901960791 107.23595204000004 1574.3011204481793 37.906162464985982 1977.093837535014 $1,665.8466925465839 $1,665.8466925465839 29,377 ,150,230 ,120,853 #REF! $107.2 $29.336600000000004 $120.85339999999999 $150.19 Orlando 538 69 607 0.86985172981878089 $,115,203.99233937399 $,141,157.4938056012 85.682598739999932 1583.5172981878088 37.191103789126828 1977.8088962108732 $1,310.2907590132825 $1,310.2907590132825 25,958 ,141,162 ,115,204 #REF! $85.7 $25.953000000000017 $115.20399999999999 $141.15700000000001 Southern California 440 17 457 0.91903719912472648 $,240,908.22404814026 $,254,065.29792122537 116.10784114999998 1640.5295404814005 38.050328227571072 1976.9496717724289 $1,831.941582733813 $1,831.941582733813 13,157 ,254,065 ,240,908 #REF! $116.1 $13.156799999999976 $240.90820000000002 $254.065 Northern California 271 2 273 0.97069597069597069 $,214,385.34564102555 $,227,743.68695970683 62.174026539999964 1506.03663003663 45.505494505494426 1969.4945054945056 $1,729.9144318181814 $1,729.9144318181814 13,323 ,227,708 ,214,385 #REF! $62.2 $13.358699999999999 $214.3853 $227.744 Phoenix 244 0 244 0.98360655737704916 $,139,867.52475409844 $,158,648.43540983609 38.71021824000001 1536.5040983606557 40.127049180327958 1974.872950819672 $1,195.8157500000002 $1,195.8157500000002 18,781 ,158,649 ,139,868 #REF! $38.700000000000003 $18.780499999999989 $139.86750000000001 $158.648 Las Vegas 41 0 41 0.95121951219512191 $,155,992.54487804876 $,167,626.55780487802 6.8726888699999984 1964.560975609756 28.268292682926813 1986.7317073170732 $1,283.8612820512819 $1,283.8612820512819 11,634 ,167,627 ,155,993 #REF! $6.9 $11.634500000000003 $155.99250000000001 $167.62700000000001 Total/Average 11,822 740 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020099986 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 $1,473.9904856970031 26114.377347318557 2,072,274 1,804,304 #REF! $2,004.2 $267.97839999999997 $1,804.3037000000002 $2,072.3359999999998 239.2 2011 1771.8 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Stabilized(5) 11,822 0.96608018947724583 $,131,988.45301302712 $,158,081.405157334 $1,868.8383717700026 1758.6831063361815 32.716291659617582 1982.2837083403824 $1,471.6824316508948 Non-stabilized(5) 740 0.22432432432432434 $,154,544.7591081085 $,182,956.39221621651 135.38773024000022 1770.6662162162163 34.254054054053995 1980.745945945946 $1,639.6477987421383 Total/Average 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020100027 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain on non-performing loans, net 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 48,419 ,100,388 Difference $0 $0 bad debt expense as a % of revenue .5% 1.6% Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of June 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 ,404,730 0 0 0 ,404,730 2017 0 0 0 0 ,172,500 ,172,500 2018 ,629,558 0 0 0 0 ,629,558 2019 0 0 0 ,230,000 0 ,230,000 2,787,183.56568 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70529943711131071 Total $,629,558 $,404,730 $,529,011 $0 $,230,000 $0 $,172,500 $1,965,799 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 629558 404730 529011 230000 172500 1965799 Weighted average coupon rate 3.1365999999999998E-2 3.1865999999999998E-2 2.5465999999999999E-2 0.03 4.4999999999999998E-2 3.0917777724986124E-2 Weighted average remaining maturity in years 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 2.9698631391312618 Market equity Security Shares Price Value Common shares 37,841,943 $23.76 $,899,124.56568000012 NAV(3) 37,841,943 $33.11 $1,252,793 Debt Metrics Total debt to total gross assets(4)(5) 0.62152292580617863 Net debt to total estimated fair value of assets(4)(5) 0.61296338727464239 $1,108,334 As of date 42185 42185 42185 42185 42185 maturity 43134 42624 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 0 Total Assets per BS $3,074,133 $0 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,885,815 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,939,246 Net debt less Cert $1,859,262 Syndication 41803 Feb. 5 2018 $,441,239,371.75 1 Accum Deprec. $,-72,572 NAV less Cert $3,033,235 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $0 Net debt to NAV 0.61296338727464239 NPL Debt $41,709 $,454,248,912 3 Total Assets $3,074,133 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,120,152 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.62152292580617863 $1,939,246 $3,146,705 0.61627829745718143 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Acquisitions (SFRs and NPLs) Obtained from Tri Long - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs) FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 132 1598.189393939394 $,159,185.42537878786 $35,483.609090909158 $,194,669.3446969701 $25.7 $1,746.984848484848 ,152,561 $34,347 ,186,908 -7,761.344696970133 Denver 77 1659.4285714285713 $,226,319.93818181817 $24,742.204805194837 $,251,062.14298701301 19.3 $1,839.7142857142858 ,168,246 $16,428 ,184,674 ,-66,388.142987013009 Tampa 70 1510.5 $,127,308.26928571425 $24,607.410999999964 $,151,915.68028571422 10.6 $1,411.1 ,118,353 $20,916 ,139,269 ,-12,646.680285714217 Dallas 59 2184.7796610169494 $,163,964.43423728805 $9,994.9418644068646 $,173,959.37610169491 10.3 $1,643.4237288135594 ,220,142 $15,942 ,236,084 62,124.623898305086 Chicago 55 1741.6363636363637 $,133,929.66436363637 $28,274.536727272673 $,162,204.20109090905 8.9 $1,702.181818181818 ,146,154 $18,436 ,164,590 2,385.7989090909541 Orlando 54 1558.2777777777778 $,117,464.69277777776 $31,274.648333333374 $,148,739.34111111113 8 $1,341.4074074074074 ,114,305 $30,112 ,144,417 -4,322.3411111111345 Houston 34 1924.4411764705883 $,147,896.27117647059 $17,938.853823529411 $,165,835.125 5.6 $1,669.5882352941176 ,121,892 $25,136 ,147,028 ,-18,807.125 Atlanta 28 2462.3571428571427 $,187,354.47071428571 $24,112.665000000008 $,211,467.13571428572 5.9 $1,678.3214285714287 ,160,846 $14,224 ,175,070 ,-36,397.135714285716 Southern California 7 1711.2857142857142 $,353,846.19285714289 $30,377.350000000035 $,384,223.54285714292 2.7 $2,660.4285714285716 ,302,809 $23,671 ,326,480 ,-57,743.542857142922 Total/Avg SFR Acquisitions 516 1743.5406976744187 $,161,792.90418604671 $26,439.639806201361 $,188,232.54399224807 $97.000000000000014 $1,659.5174418604652 ,161,793 $26,440 ,188,233 0.45600775192724541 Total NPLs Converted to SFRs(4) 20 1842.15 $,144,752.31 $19,230.202000000048 $,163,982.51200000005 3.3 $1,474.6470588235295 Total/Avg 536 1747.2201492537313 $,161,157.6111940322 $26,170.630932835658 $,187,327.69205223888 $100.30000000000001 $1,653.6210131332082 Support Slide Abt Sway pg. 1, 2014 SFR gross Yield $19,914.20930232558 Annualized Estimated Average Rent per Home $97,000.15 Aggregate Investment above 0.20530112682809873 SFR Gross Yield Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,185 $42,185 (unaudited) (unaudited) Total revenues $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-3,444 Core FFO(1) $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 11822 10970 9754 Non-stabilized homes(3) 740 1247 1663 Total Homes(4) 12562 12217 11417 Leased Percentages Stabilized homes 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio(4) 0.92238497054609137 0.89121715642138 0.83793173921929276 Starwood Waypoint Residential Trust Period Ending 6/30/15 NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,174 Loans converted to real estate -,486 Loan liquidations and other basis reductions -85 Loan Count as of June 30, 2015 3,644 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 15 Gain on sales of previously depreciated investments in real estate -,245.69383999999994 -,253 -27 Non-controlling interests 121 79 13 Subtotal - NAREIT FFO 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,927 3,898 2,101 Separation costs 0 0 0 Acquisition fees and other expenses 363 637 217 Write-off of loan costs 0 0 0 Loss on derivative financial instruments, net 111 132 104 Amortization of derivative financial instruments cost 0 -90 -81 Severance expense 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,184 1,998 1,048 Core FFO $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 Recurring capital expenditures 0 0 0 Acquisition costs 0 0 0 Other non-property related depreciation and amortization 0 0 0 Stock-based compensation expense 0 0 0 AFFO $22,461.30616 $16,761 $6,270 Core FFO per share $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 37,821,364 38,613,270 39,079,365 Q2 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 2,589 1,871 General and administrative 4,004 4,444 Share-based compensation 1,390 2,130 Investment management fees 4,881 3,993 Separation costs 0 0 Acquisition fees and other expenses 259 186 Interest expense, including amortization 19,595 5,191 Depreciation and amortization 18,984 7,243 Finance-related expenses and write-off of loan costs 911 5,441 Impairment of real estate 440 1,233 Realized loss (gain) on sales of investments in real estate, net -,458 56 Realized gain on divestiture homes, net -1,101 0 Loss on derivative financial instruments, net 65 470 Income tax expense 199 350 Net income attributable to non-controlling interests 98 83 Total NOI 48,419 20,575 Deduct: Total NPL portfolio NOI ,-19,278 -8,342 Total SFR portfolio NOI 29,141 12,233 Deduct: Non-2Q 2014 same store NOI 18,732 1,959 Same store NOI from homes stabilized prior to 2Q 2014 10,409 10,274 Deduct: Non-1Q 2014 same store NOI 6,113 6,334 Same store NOI from homes stabilized prior to 1Q 2014 4,296 3,940 From Abu's same store workpaper - see support below: Stabilized Prior to 2Q 2014 Stabilized Prior to 1Q 2014 From ABU - Same Store Workpaper - Q2 P:\Financial Reporting\Abu Non-Performing Loan Portfolio Data received form Prime (Contact Jeff Whorton) Total Loan Home Purchase Price Total UPB (3) Total BPO(3) Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 674 727 $86.638026959999934 $160.25578806999985 $143.99724003999998 0.54062338716999336 0.60166449673572475 1.2882879335957085 Illinois 343 370 44.887076109999967 71.56773335000004 68.582644999999999 0.62719711815492252 0.65449613542901364 1.3256906275825335 California 294 296 88.311604929999959 118.61164395 139.93326999999999 0.7445441441417604 0.6310979864188121 0.95868375244172943 New York 209 212 43.862047169999975 68.648038060000005 80.393022000000002 0.63894101578931517 0.54559520315084031 1.0347544622103328 Arizona 160 187 15.205403510000004 25.136570329999994 21.113399999999999 0.60491162121081643 0.72017787329373784 2.0959590448707126 Wisconsin 158 167 13.025531840000001 17.982250160000003 20.422550000000001 0.72435494579950832 0.63780144203343858 1.1233099499095993 Indiana 155 161 11.076065950000004 15.112299879999998 16.37687 0.73291729504774794 0.67632373890737385 1.1594420418107931 Maryland 145 150 28.392923210000014 41.940860920000006 35.693199999999997 0.676975211933728 0.79547149625138724 1.4056774131520449 New Jersey 145 144 22.899024010000002 37.660787069999991 37.142395 0.60803360183199717 0.61651985581435986 1.2410897587714398 Pennsylvania 114 121 11.043847530000006 16.469702270000006 15.879899999999999 0.67055538399845049 0.69546077305272747 1.235603872946867 Georgia 93 100 10.138313269999998 15.807110560000003 14.981350000000001 0.64137675456354848 0.67672895099573782 1.1955475476067292 Other 1,154 1,175 140.16252711000016 198.19937078000009 203.899698 0.70717947568854578 0.6874091942500089 1.147988481154913 Totals 3,644 3,810 $515.64239159999988 $787.39215539999987 $798.41554004 0.6548736713512856 0.6458321083957943 1.2051915879823913 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,424 2,554 $349.38805905999959 $553.28290492000087 $532.03958503999991 0.63144844775730558 0.65660163056050713 1.2674552250399957 Performing 846 811 116.2150023099998 161.61711312000031 192.55931899999999 0.71907609328295863 0.60352832007055346 1.0032578780246222 Delinquent 374 724 50.01433022999997 72.542137359999998 73.766636000000005 0.68945211776428927 0.67800746979976101 1.1802357537437018 #REF! #REF! #REF! Total/Average 3,644 4,089 $515.61739159999934 $787.44215540000118 $798.36554003999981 0.65500000000000003 0.64600000000000002 1.2051915879823913 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") FOR ACQUISITION SLIDE Non-Performing Loans: Total Purchase Purchase Weighted Number of Purchase Price Total UPB Total BPO Price as % Price as % Average Loans ($ in millions) ($ in millions) ($ in millions) of UPB of BPO LTV 1,441 $117 $189.4 $171.6 0.61799999999999999 0.68200000000000005 1.141 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-21 Stabilized & 180 Day Schedules Obtained from Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) Atlanta 2,557 2,509 0.96731765643682743 $1,203.5456202632627 2,490 0.96144578313253015 $1,196.4106524466749 South Florida 2,534 2,301 0.96697088222511951 $1,620.7982043478262 2,212 0.95343580470162748 $1,614.7412766967252 Houston 1,599 1,538 0.96228868660598177 $1,537.7937695312503 1,493 0.95713328868050906 $1,531.8670147161881 Tampa 1,419 1,349 0.95107487027427728 $1,263.946609792285 1,240 0.94516129032258067 $1,254.5354654141763 Dallas 1,402 1,311 0.97559115179252476 $1,571.4624580152674 1,213 0.94723825226710634 $1,559.7443292682931 Denver 715 626 0.99041533546325877 $1,764.7688000000001 561 0.98752228163992872 $1,757.207956600361 Chicago 714 654 0.96636085626911317 $1,664.5738073394496 604 0.95695364238410596 $1,663.679411764704 Orlando 607 538 0.95724907063197029 $1,304.1714312267654 483 0.95238095238095233 $1,304.970065217391 Southern California 457 440 0.94772727272727275 $1,828.6051025056947 426 0.93427230046948362 $1,816.6842317380354 Northern California 273 271 0.97416974169741699 $1,725.9793726937264 254 0.98425196850393704 $1,752.2536399999995 Phoenix 244 244 0.98360655737704916 $1,197.5769672131148 244 0.98360655737704916 $1,195.8157500000002 Las Vegas 41 41 0.95121951219512191 $1,296.875609756097 41 0.95121951219512191 $1,283.8612820512819 Total/Average 12,562 11,822 0.96608018947724583 $1,471.1499398967258 11,261 0.95657579255838732 $1,462.5057996468743 Starwood Waypoint Residential Trust Period Ending 6/30/15 Homes not intend to hold for the long term Home Count as of March 31, 2015 1,151 SFR homes sold -,125 Prime REOs sold -,206 Additional SFR held for sale 207 Additional Prime Non-rentals 176 Additional Prime Rentals 2 Home Count as of June 30, 2015(1) 1,205 1205 Check 0 Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 42078 (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 98 83 219 73 121 Subtotal - NAREIT FFO 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 2,130 3,317 2,459 1,927 Separation costs 0 0 0 3,543 0 Acquisition fees and other expenses 259 186 622 447 363 Write-off of loan costs 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -50 -,200 -50 -,100 Severance expense 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,259 0 4,443 0 2,184 Core FFO(1) $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 Acquisition costs 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 AFFO $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Same Store Growth Q2 15 This comes from Abu and his supporting Files. Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q2 2015 vs. Q2 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,677 -1.2% -0.16667958397116645 9.3% 2Q 2014 4,057 -2.7% -8.9% 1.3% Y/Y % Increase SS2014 - 1677 SS2Q14 - 4057 Net Operating Income 9.3% 1.3% Revenue -1.2% -2.7% Expenses -0.16667958397116645 -8.9% Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 (unaudited) (unaudited) Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 Other property revenues 1,539 890 2833 1,369 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 Total revenues 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 10,195 7,791 21,520 13,823 Real estate taxes and insurance 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 2,589 1,871 6,155 4,286 General and administrative 4,004 4,444 7,862 9,814 Share-based compensation 1,390 2,130 3,317 2,459 Investment management fees 4,881 3,993 9,662 6,750 Separation costs 0 0 0 3,543 Acquisition fees and other expenses 259 186 622 447 Interest expense, including amortization 19,595 5,191 37,212 6,691 Depreciation and amortization 18,984 7,243 36,992 12,716 Finance-related expenses and write-off of loan costs 911 5,441 1,455 5,441 Impairment of real estate 440 1,233 659 2,067 Total expenses 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net loss -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Provided by John Christie Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change South Florida 125 2.8% 110 4.4% 170 2.9% 405 3.3% Atlanta 139 3.5% 164 3.6% 92 2.8% 395 3.4% Houston 152 1.2% 74 2.7% 60 2.9% 286 1.9% Tampa 101 3.3% 75 6.6% 78 3.1% 254 4.2% Dallas 54 .8% 78 3.8% 65 2.8% 197 2.6% Chicago 24 1.2% 26 2.3% 44 0.03 94 2.3% Phoenix 28 .8% 21 1.9% 28 1.8% 77 1.5% Denver 39 1.7% 20 0.03 11 0.03 70 2.3% Northern California 21 .8% 15 3.6% 25 2.9% 61 2.3% Orlando 20 2.2% 17 1.8% 23 2.8% 60 2.3% Southern California 21 .7% 20 2.9% 19 2.9% 60 2.1% Las Vegas 3 0.0% 1 -0.03 0 n.a. 4 -0.8% Total/Average 727 2.2% 621 3.7% 615 2.9% 1,963 2.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Separation costs 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Acquisition fees and other expenses 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Interest expense, including amortization 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Depreciation and amortization 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Finance-related expenses and write-off of loan costs 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Impairment of real estate 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 81,714 1.7506266469567453 49,130 2.0816032539615286 ,162,582 1.8337694563501015 85,669 2.2926378890464849 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized loss on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net income (loss) -3,339 ,-12,033 -3,225 ,-27,351 Net (income) loss attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Net Asset Value Calculation $42,185 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,205,017 $58.27 ok Less accumulated depreciation ,-72,572 -1.92 ok Add real estate held for sale, net 94,293 2.4900000000000002 ok Investments in real estate, net 2,226,738 58.84 ok Add increase in estimated fair value of investments in real estate ,393,221 10.39 ok Less estimated renovation reserve(1) -,229,296 -6.06 ok Estimated SFR Value 2,390,663 63.17 ok Non-performing loans 79,538 2.1 ok Non-performing loans held for sale 87,509 2.31 ok Non-performing loans (fair value option) ,412,503 10.9 ok Add increase in estimated fair value of non-performing loans 63,022 1.67 ok Estimated NPL Value ,642,572 16.98 ok Estimated SFR & NPL Value $3,033,235 $80.150000000000006 ok $80.155371514618039 Total shareholders' equity $1,060,554 $28.03 ok Less unamortized debt discount on convertible senior notes ,-34,708 -0.92 ok Less investments in real estate, net -2,226,738 -58.84 ok Less non-performing loans ,-79,538 -2.1 ok Less: non-performing loans held for sale ,-87,509 -2.31 ok Less non-performing loans (fair value option) -,412,503 -10.9 ok Add estimated SFR & NPL value 3,033,235 80.150000000000006 ok Estimated NAV $1,252,793 $33.11 ok $33.105937504318952 $33.11 Number of Shares 37,841,943 (1) Renovation reserve includes remaining capital expenditures for non-stabilized homes and average turn 2 cost for stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,205,017 Add: real estate held for sale, net 94,293 Adjusted investments in real estate (excl. depreciation) 2,299,310 Add: increase in estimated fair value of investments in real estate 91,353 Estimated SFR Value (Fair Value) 2,390,663 Non-performing loans 79,538 Non-performing loans held for sale 87,509 Non-performing loans (fair value option) ,412,503 Add: increase in estimated fair value of non-performing loans 63,022 Estimated NPL Value (Fair Value) ,642,572 Estimated SFR & NPL Value (Fair Value) 3,033,235 Resident and other receivables, net 23,620 Cash and cash equivalents 79,984 Restricted cash 87,247 Deferred leasing costs 29,605 Asset-backed securitization costs, net 26,553 Other Assets 20,836 Total Assets at fair value $3,301,080 Liabilities Senior SFR facility $,629,558 Master repurchase agreement ,404,730 Asset-backed securitization ,527,043 Convertible senior notes, net ,367,792 Add: unamortized debt discount on convertible senior notes 34,708 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 60,121 Resident security deposits and prepaid rent 22,091 Total liabilities at fair value $2,046,043 Less: Non-controlling interests -2,244 Estimated NAV at fair value $1,252,793 Number of Shares 37,841,943 Estimated NAV $33.105940128862315 -4.0598711376844676E-3 m Check to NAV calculation 0 m Investments in real estate, net 2,226,738 Add back: accumulated depreciation 72,572 Investments in real estate properties, gross 2,299,310 Adjusted fair value as of 6/30/2015 2,390,663 Increase in estimated fair value of investments in real estate 91,353 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $,-50,722,880 $,-50,723 Condition Adjustment for Stabilized Properties B -,172,530,950 -,172,531 Remaining Construction Costs for Non- Stabilized homes C -6,041,600 -6,042 Total estimated reserves at 6/30/2015 $-,229,295,430 $-,229,296 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 6/30/15 (on 12,666 homes (not Units)) D 2,247,278 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 From Allen Fair value on homes excluded from valuation (Prime REO) E ,143,385 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\REO Schedule June 30 2015 -Prime From Dennis/Prime Adjusted fair value as of 6/30/15 2,390,663 Add: increase in estimated fair value of investments in real estate -,229,296 Per above Investments in real estate 2,226,738 Per above Fair value adjustment ,393,221 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201502. Q2 2015\Fair Value Q2 2015 Book basis ,579,550 Fair value ,642,572 Fair value adjustment F 63,022 DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 49 $,165,582.41571428569 $8,113,538.3699999982 $8,824,263.5800000001 $,710,725.21000000183 $0 $,710,725.21000000183 Other REO Divestitures(2) 80 ,236,992.26712500001 18,959,381.370000001 18,403,054 -,556,327.37000000104 -,556,327.37000000104 0 NPL REO 213 ,132,243.45403755872 28,167,855.710000008 28,054,423.609999999 -,113,432.10000000894 -,113,432.10000000894 0 Total 342 $,161,522.73523391812 $55,240,775.450000003 $55,281,741.189999998 $40,965.739999991842 $-,669,759.47000000998 $,710,725.21000000183 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,185 $42,004 (unaudited) ASSETS Investments in real estate Land $,389,320 $,359,889 Building and improvements 1,815,697 1,619,622 Development costs Total investment in properties 2,205,017 1,979,511 Less accumulated depreciation ,-72,572 ,-41,563 Investment in real estate properties, net 2,132,445 1,937,948 Real estate held for sale, net 94,293 32,102 Total investments in real estate, net 2,226,738 1,970,050 Non-performing loans 79,538 ,125,488 Non-performing loans held for sale 87,509 26,911 Non-performing loans (fair value option) ,412,503 ,491,790 Resident and other receivables, net 23,620 17,270 Cash and cash equivalents 79,984 ,175,198 Restricted cash 87,247 50,749 Deferred financing costs, net 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 Other assets 20,836 17,994 Total assets $3,074,133 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,629,558 $,441,239 Master repurchase agreement ,404,730 ,454,249 Asset-backed securitization, net ,527,043 ,526,816 Convertible senior notes, net ,367,792 ,363,110 Accounts payable and accrued expenses 60,121 52,457 Resident security deposits and prepaid rent 22,091 17,857 Total liabilities 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 381 378 Additional paid-in capital 1,128,334 1,133,239 Accumulated deficit ,-67,999 ,-53,723 Accumulated other comprehensive loss -,162 -70 Total Starwood Waypoint Residential Trust equity 1,060,554 1,079,824 Non-controlling interests 2,244 611 Total equity 1,062,798 1,080,435 Total liabilities and equity $3,074,133 $2,936,163 0 0 ck Shares outstanding end of period 37,841,943 Book value per share $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $-3,444 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 2,589 3,566 3,150 3,508 1,871 6,155 0 General and administrative 4,004 3,858 4,866 4,627 4,444 7,862 0 Share-based compensation 1,390 1,927 3,898 2,101 2,130 3,317 0 Investment management fees 4,881 4,781 4,825 4,522 3,993 9,662 0 Separation costs 0 0 0 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 186 622 0 Interest expense, including amortization 19,595 17,617 16,633 11,899 5,191 37,212 0 Depreciation and amortization 18,984 18,008 19,918 9,238 7,243 36,992 0 Finance-related expenses and write-off of loan costs 911 544 940 1,334 5,441 1,455 0 Impairment of real estate 440 219 171 341 1,233 659 0 Realized loss (gain) on sales of investments in real estate, net -,458 -,246 148 -,125 56 -,704 0 Realized gain on divestiture homes, net -1,101 782 0 0 0 -,319 0 Loss on derivative financial instruments, net 65 211 132 104 470 276 0 Income tax expense 199 225 -44 19 350 424 0 Net income attributable to non-controlling interests 98 121 79 13 83 219 0 check to NOI page QTD YTD Total NOI 48,419 51,969 45,795 31,085 20,575 ,100,388 0 0 0 Add (deduct) adjustments to get to total stabilized home portfolio NOI 0 NPL portfolio NOI components: 0 Realized gain on non-performing loans, net -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-14,486 0 Realized gain on loan conversions, net -6,123 -8,549 -6,994 -5,791 -6,483 ,-14,672 0 Mortgage loan servicing costs 9,586 9,995 11,020 7,918 5,139 19,581 0 Unrealized gain on non-performing loans, net ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-38,383 0 Deduct: Total NPL portfolio NOI ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-47,960 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 1,766 3,289 2,236 2,537 2,726 5,055 0 Add Total Non-stabilized portfolio NOI 1,766 3,289 2,236 2,537 2,726 5,055 0 0 Total stabilized portfolio NOI $30,907 $26,576 $22,181 $20,103 $14,959 $57,483 $0 $0 $0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $30,907 $26,576 $22,903 $20,103 $14,959 $57,483 $0 check to NOI page 0 0 $0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $46,677 $41,983 $37,097 $30,366 $23,602 $88,660 $0 Less Allowance for doubtful accounts -,229.60091323913264 -,708 -,645 -,870 -,614 -,938 0.3990867608673625 Total rental revenues $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $87,722 $0.39908676086633932 Stabilized portfolio NOI margin 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.65528601719067048 Check Balance $0 $28,801 Total Rental Homes Portfolio Obtained from Tri Long - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment Atlanta 2,509 48 2,557 0.95463433711380519 $,101,226.29641376612 $,131,087.46535784123 $335.19064892 1933.0782166601487 22.393038717246782 1992.6069612827532 $1,203.401435602953 $1,203.401435602953 29,861 ,131,087 ,101,226 #REF! $335.2 $29.86069999999998 $101.22630000000001 $131.08699999999999 South Florida 2,301 233 2,534 0.89936858721389112 $,139,002.83067482235 $,174,732.64466456161 442.7 1581.8606395578365 45.031570639305528 1969.9684293606945 $1,622.3531942003515 $1,622.3531942003515 35,730 ,174,733 ,139,003 #REF! $442.7 $35.730200000000025 $139.00279999999998 $174.733 Houston 1,538 61 1,599 0.94308943089430897 $,131,144.58370856775 $,149,831.86085678538 239.5811455099998 2029.5347091932458 26.49093183239529 1988.5090681676047 $1,537.2903253652062 $1,537.2903253652062 18,687 ,149,832 ,131,145 #REF! $239.6 $18.687399999999997 $131.1446 $149.83199999999999 Tampa 1,349 70 1,419 0.90909090909090906 $,104,278.8060606068 $,126,131.956941508 178.98124689999986 1457.1719520789288 40.181113460183269 1974.8188865398167 $1,263.2591388673393 $1,263.2591388673393 21,783 ,126,061 ,104,278 #REF! $179 $21.8 $104.27810000000001 $126.13200000000001 Dallas 1,311 91 1,402 0.91940085592011411 $,140,461.35123395151 $,161,959.56352353797 227.06730806000024 2132.9564907275321 20.074179743224022 1994.925820256776 $1,575.2348524844722 $1,575.2348524844722 21,498 ,161,959 ,140,461 #REF! $227.1 $21.49860000000001 $140.4614 $161.96 Denver 626 89 715 0.90069930069930071 $,200,979.58907692303 $,229,160.70693706267 163.8499054599998 1601.4321678321678 31.928671328671271 1983.0713286713287 $1,767.7161741835148 $1,767.7161741835148 28,181 ,229,161 ,200,980 #REF! $163.80000000000001 $28.181399999999996 $200.9796 $229.161 Chicago 654 60 714 0.90196078431372551 $,120,853.42096638647 $,150,190.40901960791 107.23595204000004 1574.3011204481793 37.906162464985982 1977.093837535014 $1,665.8466925465839 $1,665.8466925465839 29,377 ,150,230 ,120,853 #REF! $107.2 $29.336600000000004 $120.85339999999999 $150.19 Orlando 538 69 607 0.86985172981878089 $,115,203.99233937399 $,141,157.4938056012 85.682598739999932 1583.5172981878088 37.191103789126828 1977.8088962108732 $1,310.2907590132825 $1,310.2907590132825 25,958 ,141,162 ,115,204 #REF! $85.7 $25.953000000000017 $115.20399999999999 $141.15700000000001 Southern California 440 17 457 0.91903719912472648 $,240,908.22404814026 $,254,065.29792122537 116.10784114999998 1640.5295404814005 38.050328227571072 1976.9496717724289 $1,831.941582733813 $1,831.941582733813 13,157 ,254,065 ,240,908 #REF! $116.1 $13.156799999999976 $240.90820000000002 $254.065 Northern California 271 2 273 0.97069597069597069 $,214,385.34564102555 $,227,743.68695970683 62.174026539999964 1506.03663003663 45.505494505494426 1969.4945054945056 $1,729.9144318181814 $1,729.9144318181814 13,323 ,227,708 ,214,385 #REF! $62.2 $13.358699999999999 $214.3853 $227.744 Phoenix 244 0 244 0.98360655737704916 $,139,867.52475409844 $,158,648.43540983609 38.71021824000001 1536.5040983606557 40.127049180327958 1974.872950819672 $1,195.8157500000002 $1,195.8157500000002 18,781 ,158,649 ,139,868 #REF! $38.700000000000003 $18.780499999999989 $139.86750000000001 $158.648 Las Vegas 41 0 41 0.95121951219512191 $,155,992.54487804876 $,167,626.55780487802 6.8726888699999984 1964.560975609756 28.268292682926813 1986.7317073170732 $1,283.8612820512819 $1,283.8612820512819 11,634 ,167,627 ,155,993 #REF! $6.9 $11.634500000000003 $155.99250000000001 $167.62700000000001 Total/Average 11,822 740 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020099986 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 $1,473.9904856970031 26114.377347318557 2,072,274 1,804,304 #REF! $2,004.2 $267.97839999999997 $1,804.3037000000002 $2,072.3359999999998 239.2 2011 1771.8 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Stabilized(5) 11,822 0.96608018947724583 $,131,988.45301302712 $,158,081.405157334 $1,868.8383717700026 1758.6831063361815 32.716291659617582 1982.2837083403824 $1,471.6824316508948 Non-stabilized(5) 740 0.22432432432432434 $,154,544.7591081085 $,182,956.39221621651 135.38773024000022 1770.6662162162163 34.254054054053995 1980.745945945946 $1,639.6477987421383 Total/Average 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020100027 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE

10 FINANCIAL INFORMATION NAREIT FFO & Core FFO Please refer to the “Definitions and Reconciliations” pages of this presentation for definitions of NAREIT FFO and Core FFO. NAREIT FFO and Core FFO are non-GAAP measures. NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain on non-performing loans, net 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 48,419 ,100,388 Difference $0 $0 bad debt expense as a % of revenue .5% 1.6% Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of June 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 ,404,730 0 0 0 ,404,730 2017 0 0 0 0 ,172,500 ,172,500 2018 ,629,558 0 0 0 0 ,629,558 2019 0 0 0 ,230,000 0 ,230,000 2,787,183.56568 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70529943711131071 Total $,629,558 $,404,730 $,529,011 $0 $,230,000 $0 $,172,500 $1,965,799 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 629558 404730 529011 230000 172500 1965799 Weighted average coupon rate 3.1365999999999998E-2 3.1865999999999998E-2 2.5465999999999999E-2 0.03 4.4999999999999998E-2 3.0917777724986124E-2 Weighted average remaining maturity in years 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 2.9698631391312618 Market equity Security Shares Price Value Common shares 37,841,943 $23.76 $,899,124.56568000012 NAV(3) 37,841,943 $33.11 $1,252,793 Debt Metrics Total debt to total gross assets(4)(5) 0.62152292580617863 Net debt to total estimated fair value of assets(4)(5) 0.61296338727464239 $1,108,334 As of date 42185 42185 42185 42185 42185 maturity 43134 42624 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 0 Total Assets per BS $3,074,133 $0 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,885,815 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,939,246 Net debt less Cert $1,859,262 Syndication 41803 Feb. 5 2018 $,441,239,371.75 1 Accum Deprec. $,-72,572 NAV less Cert $3,033,235 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $0 Net debt to NAV 0.61296338727464239 NPL Debt $41,709 $,454,248,912 3 Total Assets $3,074,133 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,120,152 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.62152292580617863 $1,939,246 $3,146,705 0.61627829745718143 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Acquisitions (SFRs and NPLs) Obtained from Tri Long - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs) FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 132 1598.189393939394 $,159,185.42537878786 $35,483.609090909158 $,194,669.3446969701 $25.7 $1,746.984848484848 ,152,561 $34,347 ,186,908 -7,761.344696970133 Denver 77 1659.4285714285713 $,226,319.93818181817 $24,742.204805194837 $,251,062.14298701301 19.3 $1,839.7142857142858 ,168,246 $16,428 ,184,674 ,-66,388.142987013009 Tampa 70 1510.5 $,127,308.26928571425 $24,607.410999999964 $,151,915.68028571422 10.6 $1,411.1 ,118,353 $20,916 ,139,269 ,-12,646.680285714217 Dallas 59 2184.7796610169494 $,163,964.43423728805 $9,994.9418644068646 $,173,959.37610169491 10.3 $1,643.4237288135594 ,220,142 $15,942 ,236,084 62,124.623898305086 Chicago 55 1741.6363636363637 $,133,929.66436363637 $28,274.536727272673 $,162,204.20109090905 8.9 $1,702.181818181818 ,146,154 $18,436 ,164,590 2,385.7989090909541 Orlando 54 1558.2777777777778 $,117,464.69277777776 $31,274.648333333374 $,148,739.34111111113 8 $1,341.4074074074074 ,114,305 $30,112 ,144,417 -4,322.3411111111345 Houston 34 1924.4411764705883 $,147,896.27117647059 $17,938.853823529411 $,165,835.125 5.6 $1,669.5882352941176 ,121,892 $25,136 ,147,028 ,-18,807.125 Atlanta 28 2462.3571428571427 $,187,354.47071428571 $24,112.665000000008 $,211,467.13571428572 5.9 $1,678.3214285714287 ,160,846 $14,224 ,175,070 ,-36,397.135714285716 Southern California 7 1711.2857142857142 $,353,846.19285714289 $30,377.350000000035 $,384,223.54285714292 2.7 $2,660.4285714285716 ,302,809 $23,671 ,326,480 ,-57,743.542857142922 Total/Avg SFR Acquisitions 516 1743.5406976744187 $,161,792.90418604671 $26,439.639806201361 $,188,232.54399224807 $97.000000000000014 $1,659.5174418604652 ,161,793 $26,440 ,188,233 0.45600775192724541 Total NPLs Converted to SFRs(4) 20 1842.15 $,144,752.31 $19,230.202000000048 $,163,982.51200000005 3.3 $1,474.6470588235295 Total/Avg 536 1747.2201492537313 $,161,157.6111940322 $26,170.630932835658 $,187,327.69205223888 $100.30000000000001 $1,653.6210131332082 Support Slide Abt Sway pg. 1, 2014 SFR gross Yield $19,914.20930232558 Annualized Estimated Average Rent per Home $97,000.15 Aggregate Investment above 0.20530112682809873 SFR Gross Yield Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,185 $42,185 (unaudited) (unaudited) Total revenues $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-3,444 Core FFO(1) $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 11822 10970 9754 Non-stabilized homes(3) 740 1247 1663 Total Homes(4) 12562 12217 11417 Leased Percentages Stabilized homes 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio(4) 0.92238497054609137 0.89121715642138 0.83793173921929276 Starwood Waypoint Residential Trust Period Ending 6/30/15 NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,174 Loans converted to real estate -,486 Loan liquidations and other basis reductions -85 Loan Count as of June 30, 2015 3,644 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 15 Gain on sales of previously depreciated investments in real estate -,245.69383999999994 -,253 -27 Non-controlling interests 121 79 13 Subtotal - NAREIT FFO 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,927 3,898 2,101 Separation costs 0 0 0 Acquisition fees and other expenses 363 637 217 Write-off of loan costs 0 0 0 Loss on derivative financial instruments, net 111 132 104 Amortization of derivative financial instruments cost 0 -90 -81 Severance expense 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,184 1,998 1,048 Core FFO $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 Recurring capital expenditures 0 0 0 Acquisition costs 0 0 0 Other non-property related depreciation and amortization 0 0 0 Stock-based compensation expense 0 0 0 AFFO $22,461.30616 $16,761 $6,270 Core FFO per share $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 37,821,364 38,613,270 39,079,365 Q2 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 2,589 1,871 General and administrative 4,004 4,444 Share-based compensation 1,390 2,130 Investment management fees 4,881 3,993 Separation costs 0 0 Acquisition fees and other expenses 259 186 Interest expense, including amortization 19,595 5,191 Depreciation and amortization 18,984 7,243 Finance-related expenses and write-off of loan costs 911 5,441 Impairment of real estate 440 1,233 Realized loss (gain) on sales of investments in real estate, net -,458 56 Realized gain on divestiture homes, net -1,101 0 Loss on derivative financial instruments, net 65 470 Income tax expense 199 350 Net income attributable to non-controlling interests 98 83 Total NOI 48,419 20,575 Deduct: Total NPL portfolio NOI ,-19,278 -8,342 Total SFR portfolio NOI 29,141 12,233 Deduct: Non-2Q 2014 same store NOI 18,732 1,959 Same store NOI from homes stabilized prior to 2Q 2014 10,409 10,274 Deduct: Non-1Q 2014 same store NOI 6,113 6,334 Same store NOI from homes stabilized prior to 1Q 2014 4,296 3,940 From Abu's same store workpaper - see support below: Stabilized Prior to 2Q 2014 Stabilized Prior to 1Q 2014 From ABU - Same Store Workpaper - Q2 P:\Financial Reporting\Abu Non-Performing Loan Portfolio Data received form Prime (Contact Jeff Whorton) Total Loan Home Purchase Price Total UPB (3) Total BPO(3) Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 674 727 $86.638026959999934 $160.25578806999985 $143.99724003999998 0.54062338716999336 0.60166449673572475 1.2882879335957085 Illinois 343 370 44.887076109999967 71.56773335000004 68.582644999999999 0.62719711815492252 0.65449613542901364 1.3256906275825335 California 294 296 88.311604929999959 118.61164395 139.93326999999999 0.7445441441417604 0.6310979864188121 0.95868375244172943 New York 209 212 43.862047169999975 68.648038060000005 80.393022000000002 0.63894101578931517 0.54559520315084031 1.0347544622103328 Arizona 160 187 15.205403510000004 25.136570329999994 21.113399999999999 0.60491162121081643 0.72017787329373784 2.0959590448707126 Wisconsin 158 167 13.025531840000001 17.982250160000003 20.422550000000001 0.72435494579950832 0.63780144203343858 1.1233099499095993 Indiana 155 161 11.076065950000004 15.112299879999998 16.37687 0.73291729504774794 0.67632373890737385 1.1594420418107931 Maryland 145 150 28.392923210000014 41.940860920000006 35.693199999999997 0.676975211933728 0.79547149625138724 1.4056774131520449 New Jersey 145 144 22.899024010000002 37.660787069999991 37.142395 0.60803360183199717 0.61651985581435986 1.2410897587714398 Pennsylvania 114 121 11.043847530000006 16.469702270000006 15.879899999999999 0.67055538399845049 0.69546077305272747 1.235603872946867 Georgia 93 100 10.138313269999998 15.807110560000003 14.981350000000001 0.64137675456354848 0.67672895099573782 1.1955475476067292 Other 1,154 1,175 140.16252711000016 198.19937078000009 203.899698 0.70717947568854578 0.6874091942500089 1.147988481154913 Totals 3,644 3,810 $515.64239159999988 $787.39215539999987 $798.41554004 0.6548736713512856 0.6458321083957943 1.2051915879823913 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,424 2,554 $349.38805905999959 $553.28290492000087 $532.03958503999991 0.63144844775730558 0.65660163056050713 1.2674552250399957 Performing 846 811 116.2150023099998 161.61711312000031 192.55931899999999 0.71907609328295863 0.60352832007055346 1.0032578780246222 Delinquent 374 724 50.01433022999997 72.542137359999998 73.766636000000005 0.68945211776428927 0.67800746979976101 1.1802357537437018 #REF! #REF! #REF! Total/Average 3,644 4,089 $515.61739159999934 $787.44215540000118 $798.36554003999981 0.65500000000000003 0.64600000000000002 1.2051915879823913 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") FOR ACQUISITION SLIDE Non-Performing Loans: Total Purchase Purchase Weighted Number of Purchase Price Total UPB Total BPO Price as % Price as % Average Loans ($ in millions) ($ in millions) ($ in millions) of UPB of BPO LTV 1,441 $117 $189.4 $171.6 0.61799999999999999 0.68200000000000005 1.141 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-21 Stabilized & 180 Day Schedules Obtained from Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) Atlanta 2,557 2,509 0.96731765643682743 $1,203.5456202632627 2,490 0.96144578313253015 $1,196.4106524466749 South Florida 2,534 2,301 0.96697088222511951 $1,620.7982043478262 2,212 0.95343580470162748 $1,614.7412766967252 Houston 1,599 1,538 0.96228868660598177 $1,537.7937695312503 1,493 0.95713328868050906 $1,531.8670147161881 Tampa 1,419 1,349 0.95107487027427728 $1,263.946609792285 1,240 0.94516129032258067 $1,254.5354654141763 Dallas 1,402 1,311 0.97559115179252476 $1,571.4624580152674 1,213 0.94723825226710634 $1,559.7443292682931 Denver 715 626 0.99041533546325877 $1,764.7688000000001 561 0.98752228163992872 $1,757.207956600361 Chicago 714 654 0.96636085626911317 $1,664.5738073394496 604 0.95695364238410596 $1,663.679411764704 Orlando 607 538 0.95724907063197029 $1,304.1714312267654 483 0.95238095238095233 $1,304.970065217391 Southern California 457 440 0.94772727272727275 $1,828.6051025056947 426 0.93427230046948362 $1,816.6842317380354 Northern California 273 271 0.97416974169741699 $1,725.9793726937264 254 0.98425196850393704 $1,752.2536399999995 Phoenix 244 244 0.98360655737704916 $1,197.5769672131148 244 0.98360655737704916 $1,195.8157500000002 Las Vegas 41 41 0.95121951219512191 $1,296.875609756097 41 0.95121951219512191 $1,283.8612820512819 Total/Average 12,562 11,822 0.96608018947724583 $1,471.1499398967258 11,261 0.95657579255838732 $1,462.5057996468743 Starwood Waypoint Residential Trust Period Ending 6/30/15 Homes not intend to hold for the long term Home Count as of March 31, 2015 1,151 SFR homes sold -,125 Prime REOs sold -,206 Additional SFR held for sale 207 Additional Prime Non-rentals 176 Additional Prime Rentals 2 Home Count as of June 30, 2015(1) 1,205 1205 Check 0 Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 42078 (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 7,243 36,992 12,716 18,008 Gain on sales of previously depreciated investments in real estate -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 98 83 219 73 121 Subtotal - NAREIT FFO 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 2,130 3,317 2,459 1,927 Separation costs 0 0 0 3,543 0 Acquisition fees and other expenses 259 186 622 447 363 Write-off of loan costs 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -35 420 76 420 #REF! Non-cash interest expense related to amortization on convertible senior notes 2,259 0 4,443 0 2,184 Core FFO(1) $19,060 $2,978 $41,521 $-2,734 #REF! Core FFO per share $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 #REF! #REF! rollforward rounding check #REF! #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Same Store Growth Q2 15 This comes from Abu and his supporting Files. Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q2 2015 vs. Q2 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,677 -1.2% -0.16667958397116645 9.3% 2Q 2014 4,057 -2.7% -8.9% 1.3% Y/Y % Increase SS2014 - 1677 SS2Q14 - 4057 Net Operating Income 9.3% 1.3% Revenue -1.2% -2.7% Expenses -0.16667958397116645 -8.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 (unaudited) (unaudited) Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 Other property revenues 1,539 890 2833 1,369 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 Total revenues 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 10,195 7,791 21,520 13,823 Real estate taxes and insurance 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 2,589 1,871 6,155 4,286 General and administrative 4,004 4,444 7,862 9,814 Share-based compensation 1,390 2,130 3,317 2,459 Investment management fees 4,881 3,993 9,662 6,750 Separation costs 0 0 0 3,543 Acquisition fees and other expenses 259 186 622 447 Interest expense, including amortization 19,595 5,191 37,212 6,691 Depreciation and amortization 18,984 7,243 36,992 12,716 Finance-related expenses and write-off of loan costs 911 5,441 1,455 5,441 Impairment of real estate 440 1,233 659 2,067 Total expenses 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net loss -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Provided by John Christie Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change South Florida 125 2.8% 110 4.4% 170 2.9% 405 3.3% Atlanta 139 3.5% 164 3.6% 92 2.8% 395 3.4% Houston 152 1.2% 74 2.7% 60 2.9% 286 1.9% Tampa 101 3.3% 75 6.6% 78 3.1% 254 4.2% Dallas 54 .8% 78 3.8% 65 2.8% 197 2.6% Chicago 24 1.2% 26 2.3% 44 0.03 94 2.3% Phoenix 28 .8% 21 1.9% 28 1.8% 77 1.5% Denver 39 1.7% 20 0.03 11 0.03 70 2.3% Northern California 21 .8% 15 3.6% 25 2.9% 61 2.3% Orlando 20 2.2% 17 1.8% 23 2.8% 60 2.3% Southern California 21 .7% 20 2.9% 19 2.9% 60 2.1% Las Vegas 3 0.0% 1 -0.03 0 n.a. 4 -0.8% Total/Average 727 2.2% 621 3.7% 615 2.9% 1,963 2.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Separation costs 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Acquisition fees and other expenses 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Interest expense, including amortization 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Depreciation and amortization 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Finance-related expenses and write-off of loan costs 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Impairment of real estate 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 81,714 1.7506266469567453 49,130 2.0816032539615286 ,162,582 1.8337694563501015 85,669 2.2926378890464849 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized loss on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net income (loss) -3,339 ,-12,033 -3,225 ,-27,351 Net (income) loss attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Net Asset Value Calculation $42,185 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,205,017 $58.27 ok Less accumulated depreciation ,-72,572 -1.92 ok Add real estate held for sale, net 94,293 2.4900000000000002 ok Investments in real estate, net 2,226,738 58.84 ok Add increase in estimated fair value of investments in real estate ,393,221 10.39 ok Less estimated renovation reserve(1) -,229,296 -6.06 ok Estimated SFR Value 2,390,663 63.17 ok Non-performing loans 79,538 2.1 ok Non-performing loans held for sale 87,509 2.31 ok Non-performing loans (fair value option) ,412,503 10.9 ok Add increase in estimated fair value of non-performing loans 63,022 1.67 ok Estimated NPL Value ,642,572 16.98 ok Estimated SFR & NPL Value $3,033,235 $80.150000000000006 ok $80.155371514618039 Total shareholders' equity $1,060,554 $28.03 ok Less unamortized debt discount on convertible senior notes ,-34,708 -0.92 ok Less investments in real estate, net -2,226,738 -58.84 ok Less non-performing loans ,-79,538 -2.1 ok Less: non-performing loans held for sale ,-87,509 -2.31 ok Less non-performing loans (fair value option) -,412,503 -10.9 ok Add estimated SFR & NPL value 3,033,235 80.150000000000006 ok Estimated NAV $1,252,793 $33.11 ok $33.105937504318952 $33.11 Number of Shares 37,841,943 (1) Renovation reserve includes remaining capital expenditures for non-stabilized homes and average turn 2 cost for stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,205,017 Add: real estate held for sale, net 94,293 Adjusted investments in real estate (excl. depreciation) 2,299,310 Add: increase in estimated fair value of investments in real estate 91,353 Estimated SFR Value (Fair Value) 2,390,663 Non-performing loans 79,538 Non-performing loans held for sale 87,509 Non-performing loans (fair value option) ,412,503 Add: increase in estimated fair value of non-performing loans 63,022 Estimated NPL Value (Fair Value) ,642,572 Estimated SFR & NPL Value (Fair Value) 3,033,235 Resident and other receivables, net 23,620 Cash and cash equivalents 79,984 Restricted cash 87,247 Deferred leasing costs 29,605 Asset-backed securitization costs, net 26,553 Other Assets 20,836 Total Assets at fair value $3,301,080 Liabilities Senior SFR facility $,629,558 Master repurchase agreement ,404,730 Asset-backed securitization ,527,043 Convertible senior notes, net ,367,792 Add: unamortized debt discount on convertible senior notes 34,708 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 60,121 Resident security deposits and prepaid rent 22,091 Total liabilities at fair value $2,046,043 Less: Non-controlling interests -2,244 Estimated NAV at fair value $1,252,793 Number of Shares 37,841,943 Estimated NAV $33.105940128862315 -4.0598711376844676E-3 m Check to NAV calculation 0 m Investments in real estate, net 2,226,738 Add back: accumulated depreciation 72,572 Investments in real estate properties, gross 2,299,310 Adjusted fair value as of 6/30/2015 2,390,663 Increase in estimated fair value of investments in real estate 91,353 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $,-50,722,880 $,-50,723 Condition Adjustment for Stabilized Properties B -,172,530,950 -,172,531 Remaining Construction Costs for Non- Stabilized homes C -6,041,600 -6,042 Total estimated reserves at 6/30/2015 $-,229,295,430 $-,229,296 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 6/30/15 (on 12,666 homes (not Units)) D 2,247,278 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 From Allen Fair value on homes excluded from valuation (Prime REO) E ,143,385 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\REO Schedule June 30 2015 -Prime From Dennis/Prime Adjusted fair value as of 6/30/15 2,390,663 Add: increase in estimated fair value of investments in real estate -,229,296 Per above Investments in real estate 2,226,738 Per above Fair value adjustment ,393,221 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201502. Q2 2015\Fair Value Q2 2015 Book basis ,579,550 Fair value ,642,572 Fair value adjustment F 63,022 DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 49 $,165,582.41571428569 $8,113,538.3699999982 $8,824,263.5800000001 $,710,725.21000000183 $0 $,710,725.21000000183 Other REO Divestitures(2) 80 ,236,992.26712500001 18,959,381.370000001 18,403,054 -,556,327.37000000104 -,556,327.37000000104 0 NPL REO 213 ,132,243.45403755872 28,167,855.710000008 28,054,423.609999999 -,113,432.10000000894 -,113,432.10000000894 0 Total 342 $,161,522.73523391812 $55,240,775.450000003 $55,281,741.189999998 $40,965.739999991842 $-,669,759.47000000998 $,710,725.21000000183 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,185 $42,004 (unaudited) ASSETS Investments in real estate Land $,389,320 $,359,889 Building and improvements 1,815,697 1,619,622 Development costs Total investment in properties 2,205,017 1,979,511 Less accumulated depreciation ,-72,572 ,-41,563 Investment in real estate properties, net 2,132,445 1,937,948 Real estate held for sale, net 94,293 32,102 Total investments in real estate, net 2,226,738 1,970,050 Non-performing loans 79,538 ,125,488 Non-performing loans held for sale 87,509 26,911 Non-performing loans (fair value option) ,412,503 ,491,790 Resident and other receivables, net 23,620 17,270 Cash and cash equivalents 79,984 ,175,198 Restricted cash 87,247 50,749 Deferred financing costs, net 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 Other assets 20,836 17,994 Total assets $3,074,133 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,629,558 $,441,239 Master repurchase agreement ,404,730 ,454,249 Asset-backed securitization, net ,527,043 ,526,816 Convertible senior notes, net ,367,792 ,363,110 Accounts payable and accrued expenses 60,121 52,457 Resident security deposits and prepaid rent 22,091 17,857 Total liabilities 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 381 378 Additional paid-in capital 1,128,334 1,133,239 Accumulated deficit ,-67,999 ,-53,723 Accumulated other comprehensive loss -,162 -70 Total Starwood Waypoint Residential Trust equity 1,060,554 1,079,824 Non-controlling interests 2,244 611 Total equity 1,062,798 1,080,435 Total liabilities and equity $3,074,133 $2,936,163 0 0 ck Shares outstanding end of period 37,841,943 Book value per share $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $-3,444 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 2,589 3,566 3,150 3,508 1,871 6,155 0 General and administrative 4,004 3,858 4,866 4,627 4,444 7,862 0 Share-based compensation 1,390 1,927 3,898 2,101 2,130 3,317 0 Investment management fees 4,881 4,781 4,825 4,522 3,993 9,662 0 Separation costs 0 0 0 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 186 622 0 Interest expense, including amortization 19,595 17,617 16,633 11,899 5,191 37,212 0 Depreciation and amortization 18,984 18,008 19,918 9,238 7,243 36,992 0 Finance-related expenses and write-off of loan costs 911 544 940 1,334 5,441 1,455 0 Impairment of real estate 440 219 171 341 1,233 659 0 Realized loss (gain) on sales of investments in real estate, net -,458 -,246 148 -,125 56 -,704 0 Realized gain on divestiture homes, net -1,101 782 0 0 0 -,319 0 Loss on derivative financial instruments, net 65 211 132 104 470 276 0 Income tax expense 199 225 -44 19 350 424 0 Net income attributable to non-controlling interests 98 121 79 13 83 219 0 check to NOI page QTD YTD Total NOI 48,419 51,969 45,795 31,085 20,575 ,100,388 0 0 0 Add (deduct) adjustments to get to total stabilized home portfolio NOI 0 NPL portfolio NOI components: 0 Realized gain on non-performing loans, net -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-14,486 0 Realized gain on loan conversions, net -6,123 -8,549 -6,994 -5,791 -6,483 ,-14,672 0 Mortgage loan servicing costs 9,586 9,995 11,020 7,918 5,139 19,581 0 Unrealized gain on non-performing loans, net ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-38,383 0 Deduct: Total NPL portfolio NOI ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-47,960 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 1,766 3,289 2,236 2,537 2,726 5,055 0 Add Total Non-stabilized portfolio NOI 1,766 3,289 2,236 2,537 2,726 5,055 0 0 Total stabilized portfolio NOI $30,907 $26,576 $22,181 $20,103 $14,959 $57,483 $0 $0 $0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $30,907 $26,576 $22,903 $20,103 $14,959 $57,483 $0 check to NOI page 0 0 $0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $46,677 $41,983 $37,097 $30,366 $23,602 $88,660 $0 Less Allowance for doubtful accounts -,229.60091323913264 -,708 -,645 -,870 -,614 -,938 0.3990867608673625 Total rental revenues $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $87,722 $0.39908676086633932 Stabilized portfolio NOI margin 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.65528601719067048 Check Balance $0 $28,801 Total Rental Homes Portfolio Obtained from Tri Long - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment Atlanta 2,509 48 2,557 0.95463433711380519 $,101,226.29641376612 $,131,087.46535784123 $335.19064892 1933.0782166601487 22.393038717246782 1992.6069612827532 $1,203.401435602953 $1,203.401435602953 29,861 ,131,087 ,101,226 #REF! $335.2 $29.86069999999998 $101.22630000000001 $131.08699999999999 South Florida 2,301 233 2,534 0.89936858721389112 $,139,002.83067482235 $,174,732.64466456161 442.7 1581.8606395578365 45.031570639305528 1969.9684293606945 $1,622.3531942003515 $1,622.3531942003515 35,730 ,174,733 ,139,003 #REF! $442.7 $35.730200000000025 $139.00279999999998 $174.733 Houston 1,538 61 1,599 0.94308943089430897 $,131,144.58370856775 $,149,831.86085678538 239.5811455099998 2029.5347091932458 26.49093183239529 1988.5090681676047 $1,537.2903253652062 $1,537.2903253652062 18,687 ,149,832 ,131,145 #REF! $239.6 $18.687399999999997 $131.1446 $149.83199999999999 Tampa 1,349 70 1,419 0.90909090909090906 $,104,278.8060606068 $,126,131.956941508 178.98124689999986 1457.1719520789288 40.181113460183269 1974.8188865398167 $1,263.2591388673393 $1,263.2591388673393 21,783 ,126,061 ,104,278 #REF! $179 $21.8 $104.27810000000001 $126.13200000000001 Dallas 1,311 91 1,402 0.91940085592011411 $,140,461.35123395151 $,161,959.56352353797 227.06730806000024 2132.9564907275321 20.074179743224022 1994.925820256776 $1,575.2348524844722 $1,575.2348524844722 21,498 ,161,959 ,140,461 #REF! $227.1 $21.49860000000001 $140.4614 $161.96 Denver 626 89 715 0.90069930069930071 $,200,979.58907692303 $,229,160.70693706267 163.8499054599998 1601.4321678321678 31.928671328671271 1983.0713286713287 $1,767.7161741835148 $1,767.7161741835148 28,181 ,229,161 ,200,980 #REF! $163.80000000000001 $28.181399999999996 $200.9796 $229.161 Chicago 654 60 714 0.90196078431372551 $,120,853.42096638647 $,150,190.40901960791 107.23595204000004 1574.3011204481793 37.906162464985982 1977.093837535014 $1,665.8466925465839 $1,665.8466925465839 29,377 ,150,230 ,120,853 #REF! $107.2 $29.336600000000004 $120.85339999999999 $150.19 Orlando 538 69 607 0.86985172981878089 $,115,203.99233937399 $,141,157.4938056012 85.682598739999932 1583.5172981878088 37.191103789126828 1977.8088962108732 $1,310.2907590132825 $1,310.2907590132825 25,958 ,141,162 ,115,204 #REF! $85.7 $25.953000000000017 $115.20399999999999 $141.15700000000001 Southern California 440 17 457 0.91903719912472648 $,240,908.22404814026 $,254,065.29792122537 116.10784114999998 1640.5295404814005 38.050328227571072 1976.9496717724289 $1,831.941582733813 $1,831.941582733813 13,157 ,254,065 ,240,908 #REF! $116.1 $13.156799999999976 $240.90820000000002 $254.065 Northern California 271 2 273 0.97069597069597069 $,214,385.34564102555 $,227,743.68695970683 62.174026539999964 1506.03663003663 45.505494505494426 1969.4945054945056 $1,729.9144318181814 $1,729.9144318181814 13,323 ,227,708 ,214,385 #REF! $62.2 $13.358699999999999 $214.3853 $227.744 Phoenix 244 0 244 0.98360655737704916 $,139,867.52475409844 $,158,648.43540983609 38.71021824000001 1536.5040983606557 40.127049180327958 1974.872950819672 $1,195.8157500000002 $1,195.8157500000002 18,781 ,158,649 ,139,868 #REF! $38.700000000000003 $18.780499999999989 $139.86750000000001 $158.648 Las Vegas 41 0 41 0.95121951219512191 $,155,992.54487804876 $,167,626.55780487802 6.8726888699999984 1964.560975609756 28.268292682926813 1986.7317073170732 $1,283.8612820512819 $1,283.8612820512819 11,634 ,167,627 ,155,993 #REF! $6.9 $11.634500000000003 $155.99250000000001 $167.62700000000001 Total/Average 11,822 740 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020099986 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 $1,473.9904856970031 26114.377347318557 2,072,274 1,804,304 #REF! $2,004.2 $267.97839999999997 $1,804.3037000000002 $2,072.3359999999998 239.2 2011 1771.8 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Stabilized(5) 11,822 0.96608018947724583 $,131,988.45301302712 $,158,081.405157334 $1,868.8383717700026 1758.6831063361815 32.716291659617582 1982.2837083403824 $1,471.6824316508948 Non-stabilized(5) 740 0.22432432432432434 $,154,544.7591081085 $,182,956.39221621651 135.38773024000022 1770.6662162162163 34.254054054053995 1980.745945945946 $1,639.6477987421383 Total/Average 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020100027 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain on non-performing loans, net 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 48,419 ,100,388 Difference $0 $0 bad debt expense as a % of revenue .5% 1.6% Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of June 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 ,404,730 0 0 0 ,404,730 2017 0 0 0 0 ,172,500 ,172,500 2018 ,629,558 0 0 0 0 ,629,558 2019 0 0 0 ,230,000 0 ,230,000 2,787,183.56568 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70529943711131071 Total $,629,558 $,404,730 $,529,011 $0 $,230,000 $0 $,172,500 $1,965,799 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 629558 404730 529011 230000 172500 1965799 Weighted average coupon rate 3.1365999999999998E-2 3.1865999999999998E-2 2.5465999999999999E-2 0.03 4.4999999999999998E-2 3.0917777724986124E-2 Weighted average remaining maturity in years 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 2.9698631391312618 Market equity Security Shares Price Value Common shares 37,841,943 $23.76 $,899,124.56568000012 NAV(3) 37,841,943 $33.11 $1,252,793 Debt Metrics Total debt to total gross assets(4)(5) 0.62152292580617863 Net debt to total estimated fair value of assets(4)(5) 0.61296338727464239 $1,108,334 As of date 42185 42185 42185 42185 42185 maturity 43134 42624 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 0 Total Assets per BS $3,074,133 $0 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,885,815 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,939,246 Net debt less Cert $1,859,262 Syndication 41803 Feb. 5 2018 $,441,239,371.75 1 Accum Deprec. $,-72,572 NAV less Cert $3,033,235 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $0 Net debt to NAV 0.61296338727464239 NPL Debt $41,709 $,454,248,912 3 Total Assets $3,074,133 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,120,152 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.62152292580617863 $1,939,246 $3,146,705 0.61627829745718143 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Acquisitions (SFRs and NPLs) Obtained from Tri Long - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs) FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 132 1598.189393939394 $,159,185.42537878786 $35,483.609090909158 $,194,669.3446969701 $25.7 $1,746.984848484848 ,152,561 $34,347 ,186,908 -7,761.344696970133 Denver 77 1659.4285714285713 $,226,319.93818181817 $24,742.204805194837 $,251,062.14298701301 19.3 $1,839.7142857142858 ,168,246 $16,428 ,184,674 ,-66,388.142987013009 Tampa 70 1510.5 $,127,308.26928571425 $24,607.410999999964 $,151,915.68028571422 10.6 $1,411.1 ,118,353 $20,916 ,139,269 ,-12,646.680285714217 Dallas 59 2184.7796610169494 $,163,964.43423728805 $9,994.9418644068646 $,173,959.37610169491 10.3 $1,643.4237288135594 ,220,142 $15,942 ,236,084 62,124.623898305086 Chicago 55 1741.6363636363637 $,133,929.66436363637 $28,274.536727272673 $,162,204.20109090905 8.9 $1,702.181818181818 ,146,154 $18,436 ,164,590 2,385.7989090909541 Orlando 54 1558.2777777777778 $,117,464.69277777776 $31,274.648333333374 $,148,739.34111111113 8 $1,341.4074074074074 ,114,305 $30,112 ,144,417 -4,322.3411111111345 Houston 34 1924.4411764705883 $,147,896.27117647059 $17,938.853823529411 $,165,835.125 5.6 $1,669.5882352941176 ,121,892 $25,136 ,147,028 ,-18,807.125 Atlanta 28 2462.3571428571427 $,187,354.47071428571 $24,112.665000000008 $,211,467.13571428572 5.9 $1,678.3214285714287 ,160,846 $14,224 ,175,070 ,-36,397.135714285716 Southern California 7 1711.2857142857142 $,353,846.19285714289 $30,377.350000000035 $,384,223.54285714292 2.7 $2,660.4285714285716 ,302,809 $23,671 ,326,480 ,-57,743.542857142922 Total/Avg SFR Acquisitions 516 1743.5406976744187 $,161,792.90418604671 $26,439.639806201361 $,188,232.54399224807 $97.000000000000014 $1,659.5174418604652 ,161,793 $26,440 ,188,233 0.45600775192724541 Total NPLs Converted to SFRs(4) 20 1842.15 $,144,752.31 $19,230.202000000048 $,163,982.51200000005 3.3 $1,474.6470588235295 Total/Avg 536 1747.2201492537313 $,161,157.6111940322 $26,170.630932835658 $,187,327.69205223888 $100.30000000000001 $1,653.6210131332082 Support Slide Abt Sway pg. 1, 2014 SFR gross Yield $19,914.20930232558 Annualized Estimated Average Rent per Home $97,000.15 Aggregate Investment above 0.20530112682809873 SFR Gross Yield Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,185 $42,185 (unaudited) (unaudited) Total revenues $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-3,444 Core FFO(1) $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 11822 10970 9754 Non-stabilized homes(3) 740 1247 1663 Total Homes(4) 12562 12217 11417 Leased Percentages Stabilized homes 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio(4) 0.92238497054609137 0.89121715642138 0.83793173921929276 Starwood Waypoint Residential Trust Period Ending 6/30/15 NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,174 Loans converted to real estate -,486 Loan liquidations and other basis reductions -85 Loan Count as of June 30, 2015 3,644 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 15 Gain on sales of previously depreciated investments in real estate -,245.69383999999994 -,253 -27 Non-controlling interests 121 79 13 Subtotal - NAREIT FFO 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,927 3,898 2,101 Separation costs 0 0 0 Acquisition fees and other expenses 363 637 217 Write-off of loan costs 0 0 0 Loss on derivative financial instruments, net 111 132 104 Amortization of derivative financial instruments cost 0 -90 -81 Severance expense 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,184 1,998 1,048 Core FFO $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 Recurring capital expenditures 0 0 0 Acquisition costs 0 0 0 Other non-property related depreciation and amortization 0 0 0 Stock-based compensation expense 0 0 0 AFFO $22,461.30616 $16,761 $6,270 Core FFO per share $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 37,821,364 38,613,270 39,079,365 Q2 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 2,589 1,871 General and administrative 4,004 4,444 Share-based compensation 1,390 2,130 Investment management fees 4,881 3,993 Separation costs 0 0 Acquisition fees and other expenses 259 186 Interest expense, including amortization 19,595 5,191 Depreciation and amortization 18,984 7,243 Finance-related expenses and write-off of loan costs 911 5,441 Impairment of real estate 440 1,233 Realized loss (gain) on sales of investments in real estate, net -,458 56 Realized gain on divestiture homes, net -1,101 0 Loss on derivative financial instruments, net 65 470 Income tax expense 199 350 Net income attributable to non-controlling interests 98 83 Total NOI 48,419 20,575 Deduct: Total NPL portfolio NOI ,-19,278 -8,342 Total SFR portfolio NOI 29,141 12,233 Deduct: Non-2Q 2014 same store NOI 18,732 1,959 Same store NOI from homes stabilized prior to 2Q 2014 10,409 10,274 Deduct: Non-1Q 2014 same store NOI 6,113 6,334 Same store NOI from homes stabilized prior to 1Q 2014 4,296 3,940 From Abu's same store workpaper - see support below: Stabilized Prior to 2Q 2014 Stabilized Prior to 1Q 2014 From ABU - Same Store Workpaper - Q2 P:\Financial Reporting\Abu Non-Performing Loan Portfolio Data received form Prime (Contact Jeff Whorton) Total Loan Home Purchase Price Total UPB (3) Total BPO(3) Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 674 727 $86.638026959999934 $160.25578806999985 $143.99724003999998 0.54062338716999336 0.60166449673572475 1.2882879335957085 Illinois 343 370 44.887076109999967 71.56773335000004 68.582644999999999 0.62719711815492252 0.65449613542901364 1.3256906275825335 California 294 296 88.311604929999959 118.61164395 139.93326999999999 0.7445441441417604 0.6310979864188121 0.95868375244172943 New York 209 212 43.862047169999975 68.648038060000005 80.393022000000002 0.63894101578931517 0.54559520315084031 1.0347544622103328 Arizona 160 187 15.205403510000004 25.136570329999994 21.113399999999999 0.60491162121081643 0.72017787329373784 2.0959590448707126 Wisconsin 158 167 13.025531840000001 17.982250160000003 20.422550000000001 0.72435494579950832 0.63780144203343858 1.1233099499095993 Indiana 155 161 11.076065950000004 15.112299879999998 16.37687 0.73291729504774794 0.67632373890737385 1.1594420418107931 Maryland 145 150 28.392923210000014 41.940860920000006 35.693199999999997 0.676975211933728 0.79547149625138724 1.4056774131520449 New Jersey 145 144 22.899024010000002 37.660787069999991 37.142395 0.60803360183199717 0.61651985581435986 1.2410897587714398 Pennsylvania 114 121 11.043847530000006 16.469702270000006 15.879899999999999 0.67055538399845049 0.69546077305272747 1.235603872946867 Georgia 93 100 10.138313269999998 15.807110560000003 14.981350000000001 0.64137675456354848 0.67672895099573782 1.1955475476067292 Other 1,154 1,175 140.16252711000016 198.19937078000009 203.899698 0.70717947568854578 0.6874091942500089 1.147988481154913 Totals 3,644 3,810 $515.64239159999988 $787.39215539999987 $798.41554004 0.6548736713512856 0.6458321083957943 1.2051915879823913 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,424 2,554 $349.38805905999959 $553.28290492000087 $532.03958503999991 0.63144844775730558 0.65660163056050713 1.2674552250399957 Performing 846 811 116.2150023099998 161.61711312000031 192.55931899999999 0.71907609328295863 0.60352832007055346 1.0032578780246222 Delinquent 374 724 50.01433022999997 72.542137359999998 73.766636000000005 0.68945211776428927 0.67800746979976101 1.1802357537437018 #REF! #REF! #REF! Total/Average 3,644 4,089 $515.61739159999934 $787.44215540000118 $798.36554003999981 0.65500000000000003 0.64600000000000002 1.2051915879823913 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") FOR ACQUISITION SLIDE Non-Performing Loans: Total Purchase Purchase Weighted Number of Purchase Price Total UPB Total BPO Price as % Price as % Average Loans ($ in millions) ($ in millions) ($ in millions) of UPB of BPO LTV 1,441 $117 $189.4 $171.6 0.61799999999999999 0.68200000000000005 1.141 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-21 Stabilized & 180 Day Schedules Obtained from Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) Atlanta 2,557 2,509 0.96731765643682743 $1,203.5456202632627 2,490 0.96144578313253015 $1,196.4106524466749 South Florida 2,534 2,301 0.96697088222511951 $1,620.7982043478262 2,212 0.95343580470162748 $1,614.7412766967252 Houston 1,599 1,538 0.96228868660598177 $1,537.7937695312503 1,493 0.95713328868050906 $1,531.8670147161881 Tampa 1,419 1,349 0.95107487027427728 $1,263.946609792285 1,240 0.94516129032258067 $1,254.5354654141763 Dallas 1,402 1,311 0.97559115179252476 $1,571.4624580152674 1,213 0.94723825226710634 $1,559.7443292682931 Denver 715 626 0.99041533546325877 $1,764.7688000000001 561 0.98752228163992872 $1,757.207956600361 Chicago 714 654 0.96636085626911317 $1,664.5738073394496 604 0.95695364238410596 $1,663.679411764704 Orlando 607 538 0.95724907063197029 $1,304.1714312267654 483 0.95238095238095233 $1,304.970065217391 Southern California 457 440 0.94772727272727275 $1,828.6051025056947 426 0.93427230046948362 $1,816.6842317380354 Northern California 273 271 0.97416974169741699 $1,725.9793726937264 254 0.98425196850393704 $1,752.2536399999995 Phoenix 244 244 0.98360655737704916 $1,197.5769672131148 244 0.98360655737704916 $1,195.8157500000002 Las Vegas 41 41 0.95121951219512191 $1,296.875609756097 41 0.95121951219512191 $1,283.8612820512819 Total/Average 12,562 11,822 0.96608018947724583 $1,471.1499398967258 11,261 0.95657579255838732 $1,462.5057996468743 Starwood Waypoint Residential Trust Period Ending 6/30/15 Homes not intend to hold for the long term Home Count as of March 31, 2015 1,151 SFR homes sold -,125 Prime REOs sold -,206 Additional SFR held for sale 207 Additional Prime Non-rentals 176 Additional Prime Rentals 2 Home Count as of June 30, 2015(1) 1,205 1205 Check 0 Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 42078 (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 7,243 36,992 12,716 18,008 Gain on sales of previously depreciated investments in real estate -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 98 83 219 73 121 Subtotal - NAREIT FFO 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 2,130 3,317 2,459 1,927 Separation costs 0 0 0 3,543 0 Acquisition fees and other expenses 259 186 622 447 363 Write-off of loan costs 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -35 420 76 420 #REF! Non-cash interest expense related to amortization on convertible senior notes 2,259 0 4,443 0 2,184 Core FFO(1) $19,060 $2,978 $41,521 $-2,734 #REF! Core FFO per share $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 #REF! #REF! rollforward rounding check #REF! #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Same Store Growth Q2 15 This comes from Abu and his supporting Files. Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q2 2015 vs. Q2 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,677 -1.2% -0.16667958397116645 9.3% 2Q 2014 4,057 -2.7% -8.9% 1.3% Y/Y % Increase SS2014 - 1677 SS2Q14 - 4057 Net Operating Income 9.3% 1.3% Revenue -1.2% -2.7% Expenses -0.16667958397116645 -8.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 (unaudited) (unaudited) Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 Other property revenues 1,539 890 2833 1,369 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 Total revenues 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 10,195 7,791 21,520 13,823 Real estate taxes and insurance 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 2,589 1,871 6,155 4,286 General and administrative 4,004 4,444 7,862 9,814 Share-based compensation 1,390 2,130 3,317 2,459 Investment management fees 4,881 3,993 9,662 6,750 Separation costs 0 0 0 3,543 Acquisition fees and other expenses 259 186 622 447 Interest expense, including amortization 19,595 5,191 37,212 6,691 Depreciation and amortization 18,984 7,243 36,992 12,716 Finance-related expenses and write-off of loan costs 911 5,441 1,455 5,441 Impairment of real estate 440 1,233 659 2,067 Total expenses 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net loss -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Provided by John Christie Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change South Florida 125 2.8% 110 4.4% 170 2.9% 405 3.3% Atlanta 139 3.5% 164 3.6% 92 2.8% 395 3.4% Houston 152 1.2% 74 2.7% 60 2.9% 286 1.9% Tampa 101 3.3% 75 6.6% 78 3.1% 254 4.2% Dallas 54 .8% 78 3.8% 65 2.8% 197 2.6% Chicago 24 1.2% 26 2.3% 44 0.03 94 2.3% Phoenix 28 .8% 21 1.9% 28 1.8% 77 1.5% Denver 39 1.7% 20 0.03 11 0.03 70 2.3% Northern California 21 .8% 15 3.6% 25 2.9% 61 2.3% Orlando 20 2.2% 17 1.8% 23 2.8% 60 2.3% Southern California 21 .7% 20 2.9% 19 2.9% 60 2.1% Las Vegas 3 0.0% 1 -0.03 0 n.a. 4 -0.8% Total/Average 727 2.2% 621 3.7% 615 2.9% 1,963 2.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Separation costs 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Acquisition fees and other expenses 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Interest expense, including amortization 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Depreciation and amortization 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Finance-related expenses and write-off of loan costs 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Impairment of real estate 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 81,714 1.7506266469567453 49,130 2.0816032539615286 ,162,582 1.8337694563501015 85,669 2.2926378890464849 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized loss on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net income (loss) -3,339 ,-12,033 -3,225 ,-27,351 Net (income) loss attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Net Asset Value Calculation $42,185 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,205,017 $58.27 ok Less accumulated depreciation ,-72,572 -1.92 ok Add real estate held for sale, net 94,293 2.4900000000000002 ok Investments in real estate, net 2,226,738 58.84 ok Add increase in estimated fair value of investments in real estate ,393,221 10.39 ok Less estimated renovation reserve(1) -,229,296 -6.06 ok Estimated SFR Value 2,390,663 63.17 ok Non-performing loans 79,538 2.1 ok Non-performing loans held for sale 87,509 2.31 ok Non-performing loans (fair value option) ,412,503 10.9 ok Add increase in estimated fair value of non-performing loans 63,022 1.67 ok Estimated NPL Value ,642,572 16.98 ok Estimated SFR & NPL Value $3,033,235 $80.150000000000006 ok $80.155371514618039 Total shareholders' equity $1,060,554 $28.03 ok Less unamortized debt discount on convertible senior notes ,-34,708 -0.92 ok Less investments in real estate, net -2,226,738 -58.84 ok Less non-performing loans ,-79,538 -2.1 ok Less: non-performing loans held for sale ,-87,509 -2.31 ok Less non-performing loans (fair value option) -,412,503 -10.9 ok Add estimated SFR & NPL value 3,033,235 80.150000000000006 ok Estimated NAV $1,252,793 $33.11 ok $33.105937504318952 $33.11 Number of Shares 37,841,943 (1) Renovation reserve includes remaining capital expenditures for non-stabilized homes and average turn 2 cost for stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,205,017 Add: real estate held for sale, net 94,293 Adjusted investments in real estate (excl. depreciation) 2,299,310 Add: increase in estimated fair value of investments in real estate 91,353 Estimated SFR Value (Fair Value) 2,390,663 Non-performing loans 79,538 Non-performing loans held for sale 87,509 Non-performing loans (fair value option) ,412,503 Add: increase in estimated fair value of non-performing loans 63,022 Estimated NPL Value (Fair Value) ,642,572 Estimated SFR & NPL Value (Fair Value) 3,033,235 Resident and other receivables, net 23,620 Cash and cash equivalents 79,984 Restricted cash 87,247 Deferred leasing costs 29,605 Asset-backed securitization costs, net 26,553 Other Assets 20,836 Total Assets at fair value $3,301,080 Liabilities Senior SFR facility $,629,558 Master repurchase agreement ,404,730 Asset-backed securitization ,527,043 Convertible senior notes, net ,367,792 Add: unamortized debt discount on convertible senior notes 34,708 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 60,121 Resident security deposits and prepaid rent 22,091 Total liabilities at fair value $2,046,043 Less: Non-controlling interests -2,244 Estimated NAV at fair value $1,252,793 Number of Shares 37,841,943 Estimated NAV $33.105940128862315 -4.0598711376844676E-3 m Check to NAV calculation 0 m Investments in real estate, net 2,226,738 Add back: accumulated depreciation 72,572 Investments in real estate properties, gross 2,299,310 Adjusted fair value as of 6/30/2015 2,390,663 Increase in estimated fair value of investments in real estate 91,353 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $,-50,722,880 $,-50,723 Condition Adjustment for Stabilized Properties B -,172,530,950 -,172,531 Remaining Construction Costs for Non- Stabilized homes C -6,041,600 -6,042 Total estimated reserves at 6/30/2015 $-,229,295,430 $-,229,296 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 6/30/15 (on 12,666 homes (not Units)) D 2,247,278 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 From Allen Fair value on homes excluded from valuation (Prime REO) E ,143,385 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\REO Schedule June 30 2015 -Prime From Dennis/Prime Adjusted fair value as of 6/30/15 2,390,663 Add: increase in estimated fair value of investments in real estate -,229,296 Per above Investments in real estate 2,226,738 Per above Fair value adjustment ,393,221 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201502. Q2 2015\Fair Value Q2 2015 Book basis ,579,550 Fair value ,642,572 Fair value adjustment F 63,022 DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 49 $,165,582.41571428569 $8,113,538.3699999982 $8,824,263.5800000001 $,710,725.21000000183 $0 $,710,725.21000000183 Other REO Divestitures(2) 80 ,236,992.26712500001 18,959,381.370000001 18,403,054 -,556,327.37000000104 -,556,327.37000000104 0 NPL REO 213 ,132,243.45403755872 28,167,855.710000008 28,054,423.609999999 -,113,432.10000000894 -,113,432.10000000894 0 Total 342 $,161,522.73523391812 $55,240,775.450000003 $55,281,741.189999998 $40,965.739999991842 $-,669,759.47000000998 $,710,725.21000000183 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,185 $42,004 (unaudited) ASSETS Investments in real estate Land $,389,320 $,359,889 Building and improvements 1,815,697 1,619,622 Development costs Total investment in properties 2,205,017 1,979,511 Less accumulated depreciation ,-72,572 ,-41,563 Investment in real estate properties, net 2,132,445 1,937,948 Real estate held for sale, net 94,293 32,102 Total investments in real estate, net 2,226,738 1,970,050 Non-performing loans 79,538 ,125,488 Non-performing loans held for sale 87,509 26,911 Non-performing loans (fair value option) ,412,503 ,491,790 Resident and other receivables, net 23,620 17,270 Cash and cash equivalents 79,984 ,175,198 Restricted cash 87,247 50,749 Deferred financing costs, net 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 Other assets 20,836 17,994 Total assets $3,074,133 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,629,558 $,441,239 Master repurchase agreement ,404,730 ,454,249 Asset-backed securitization, net ,527,043 ,526,816 Convertible senior notes, net ,367,792 ,363,110 Accounts payable and accrued expenses 60,121 52,457 Resident security deposits and prepaid rent 22,091 17,857 Total liabilities 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 381 378 Additional paid-in capital 1,128,334 1,133,239 Accumulated deficit ,-67,999 ,-53,723 Accumulated other comprehensive loss -,162 -70 Total Starwood Waypoint Residential Trust equity 1,060,554 1,079,824 Non-controlling interests 2,244 611 Total equity 1,062,798 1,080,435 Total liabilities and equity $3,074,133 $2,936,163 0 0 ck Shares outstanding end of period 37,841,943 Book value per share $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $-3,444 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 2,589 3,566 3,150 3,508 1,871 6,155 0 General and administrative 4,004 3,858 4,866 4,627 4,444 7,862 0 Share-based compensation 1,390 1,927 3,898 2,101 2,130 3,317 0 Investment management fees 4,881 4,781 4,825 4,522 3,993 9,662 0 Separation costs 0 0 0 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 186 622 0 Interest expense, including amortization 19,595 17,617 16,633 11,899 5,191 37,212 0 Depreciation and amortization 18,984 18,008 19,918 9,238 7,243 36,992 0 Finance-related expenses and write-off of loan costs 911 544 940 1,334 5,441 1,455 0 Impairment of real estate 440 219 171 341 1,233 659 0 Realized loss (gain) on sales of investments in real estate, net -,458 -,246 148 -,125 56 -,704 0 Realized gain on divestiture homes, net -1,101 782 0 0 0 -,319 0 Loss on derivative financial instruments, net 65 211 132 104 470 276 0 Income tax expense 199 225 -44 19 350 424 0 Net income attributable to non-controlling interests 98 121 79 13 83 219 0 check to NOI page QTD YTD Total NOI 48,419 51,969 45,795 31,085 20,575 ,100,388 0 0 0 Add (deduct) adjustments to get to total stabilized home portfolio NOI 0 NPL portfolio NOI components: 0 Realized gain on non-performing loans, net -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-14,486 0 Realized gain on loan conversions, net -6,123 -8,549 -6,994 -5,791 -6,483 ,-14,672 0 Mortgage loan servicing costs 9,586 9,995 11,020 7,918 5,139 19,581 0 Unrealized gain on non-performing loans, net ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-38,383 0 Deduct: Total NPL portfolio NOI ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-47,960 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 1,766 3,289 2,236 2,537 2,726 5,055 0 Add Total Non-stabilized portfolio NOI 1,766 3,289 2,236 2,537 2,726 5,055 0 0 Total stabilized portfolio NOI $30,907 $26,576 $22,181 $20,103 $14,959 $57,483 $0 $0 $0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $30,907 $26,576 $22,903 $20,103 $14,959 $57,483 $0 check to NOI page 0 0 $0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $46,677 $41,983 $37,097 $30,366 $23,602 $88,660 $0 Less Allowance for doubtful accounts -,229.60091323913264 -,708 -,645 -,870 -,614 -,938 0.3990867608673625 Total rental revenues $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $87,722 $0.39908676086633932 Stabilized portfolio NOI margin 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.65528601719067048 Check Balance $0 $28,801 Total Rental Homes Portfolio Obtained from Tri Long - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment Atlanta 2,509 48 2,557 0.95463433711380519 $,101,226.29641376612 $,131,087.46535784123 $335.19064892 1933.0782166601487 22.393038717246782 1992.6069612827532 $1,203.401435602953 $1,203.401435602953 29,861 ,131,087 ,101,226 #REF! $335.2 $29.86069999999998 $101.22630000000001 $131.08699999999999 South Florida 2,301 233 2,534 0.89936858721389112 $,139,002.83067482235 $,174,732.64466456161 442.7 1581.8606395578365 45.031570639305528 1969.9684293606945 $1,622.3531942003515 $1,622.3531942003515 35,730 ,174,733 ,139,003 #REF! $442.7 $35.730200000000025 $139.00279999999998 $174.733 Houston 1,538 61 1,599 0.94308943089430897 $,131,144.58370856775 $,149,831.86085678538 239.5811455099998 2029.5347091932458 26.49093183239529 1988.5090681676047 $1,537.2903253652062 $1,537.2903253652062 18,687 ,149,832 ,131,145 #REF! $239.6 $18.687399999999997 $131.1446 $149.83199999999999 Tampa 1,349 70 1,419 0.90909090909090906 $,104,278.8060606068 $,126,131.956941508 178.98124689999986 1457.1719520789288 40.181113460183269 1974.8188865398167 $1,263.2591388673393 $1,263.2591388673393 21,783 ,126,061 ,104,278 #REF! $179 $21.8 $104.27810000000001 $126.13200000000001 Dallas 1,311 91 1,402 0.91940085592011411 $,140,461.35123395151 $,161,959.56352353797 227.06730806000024 2132.9564907275321 20.074179743224022 1994.925820256776 $1,575.2348524844722 $1,575.2348524844722 21,498 ,161,959 ,140,461 #REF! $227.1 $21.49860000000001 $140.4614 $161.96 Denver 626 89 715 0.90069930069930071 $,200,979.58907692303 $,229,160.70693706267 163.8499054599998 1601.4321678321678 31.928671328671271 1983.0713286713287 $1,767.7161741835148 $1,767.7161741835148 28,181 ,229,161 ,200,980 #REF! $163.80000000000001 $28.181399999999996 $200.9796 $229.161 Chicago 654 60 714 0.90196078431372551 $,120,853.42096638647 $,150,190.40901960791 107.23595204000004 1574.3011204481793 37.906162464985982 1977.093837535014 $1,665.8466925465839 $1,665.8466925465839 29,377 ,150,230 ,120,853 #REF! $107.2 $29.336600000000004 $120.85339999999999 $150.19 Orlando 538 69 607 0.86985172981878089 $,115,203.99233937399 $,141,157.4938056012 85.682598739999932 1583.5172981878088 37.191103789126828 1977.8088962108732 $1,310.2907590132825 $1,310.2907590132825 25,958 ,141,162 ,115,204 #REF! $85.7 $25.953000000000017 $115.20399999999999 $141.15700000000001 Southern California 440 17 457 0.91903719912472648 $,240,908.22404814026 $,254,065.29792122537 116.10784114999998 1640.5295404814005 38.050328227571072 1976.9496717724289 $1,831.941582733813 $1,831.941582733813 13,157 ,254,065 ,240,908 #REF! $116.1 $13.156799999999976 $240.90820000000002 $254.065 Northern California 271 2 273 0.97069597069597069 $,214,385.34564102555 $,227,743.68695970683 62.174026539999964 1506.03663003663 45.505494505494426 1969.4945054945056 $1,729.9144318181814 $1,729.9144318181814 13,323 ,227,708 ,214,385 #REF! $62.2 $13.358699999999999 $214.3853 $227.744 Phoenix 244 0 244 0.98360655737704916 $,139,867.52475409844 $,158,648.43540983609 38.71021824000001 1536.5040983606557 40.127049180327958 1974.872950819672 $1,195.8157500000002 $1,195.8157500000002 18,781 ,158,649 ,139,868 #REF! $38.700000000000003 $18.780499999999989 $139.86750000000001 $158.648 Las Vegas 41 0 41 0.95121951219512191 $,155,992.54487804876 $,167,626.55780487802 6.8726888699999984 1964.560975609756 28.268292682926813 1986.7317073170732 $1,283.8612820512819 $1,283.8612820512819 11,634 ,167,627 ,155,993 #REF! $6.9 $11.634500000000003 $155.99250000000001 $167.62700000000001 Total/Average 11,822 740 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020099986 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 $1,473.9904856970031 26114.377347318557 2,072,274 1,804,304 #REF! $2,004.2 $267.97839999999997 $1,804.3037000000002 $2,072.3359999999998 239.2 2011 1771.8 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Stabilized(5) 11,822 0.96608018947724583 $,131,988.45301302712 $,158,081.405157334 $1,868.8383717700026 1758.6831063361815 32.716291659617582 1982.2837083403824 $1,471.6824316508948 Non-stabilized(5) 740 0.22432432432432434 $,154,544.7591081085 $,182,956.39221621651 135.38773024000022 1770.6662162162163 34.254054054053995 1980.745945945946 $1,639.6477987421383 Total/Average 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020100027 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE

11 FINANCIAL INFORMATION NOI and Same Store Growth Total Stabilized Portfolio NOI, Total Non-Stabilized Portfolio NOI, Total NPL NOI, Total NOI and Same Store Growth are non-GAAP measures. For a reconciliation of these non-GAAP measures to net loss attributable to Starwood Waypoint Residential Trust shareholders determined in accordance with GAAP, please refer to the “Definitions and Reconciliations” pages of this presentation. Bad debt expense is included in property operating and maintenance expenses in the consolidated statements of operations in accordance with GAAP. However, we believe bad debt represents revenue lost and not an operating expense to the portfolio so for purposes of calculating margins we treat bad debt expense as a reduction of revenue. Property operating expenses are defined as property operating and maintenance expenses, excluding bad debt expense, plus real estate taxes and insurance. NOI Margin is calculated as total stabilized portfolio NOI divided by total rental revenues, as adjusted. For an explanation of Same Store Growth, please refer to the “Definitions and Reconciliations” pages of this presentation. NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less bad debt expense(2) -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain on non-performing loans, net 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 48,419 ,100,388 Difference $0 $0 bad debt expense as a % of revenue .5% 1.6% Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of June 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 ,404,730 0 0 0 ,404,730 2017 0 0 0 0 ,172,500 ,172,500 2018 ,629,558 0 0 0 0 ,629,558 2019 0 0 0 ,230,000 0 ,230,000 2,787,183.56568 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70529943711131071 Total $,629,558 $,404,730 $,529,011 $0 $,230,000 $0 $,172,500 $1,965,799 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 629558 404730 529011 230000 172500 1965799 Weighted average coupon rate 3.1365999999999998E-2 3.1865999999999998E-2 2.5465999999999999E-2 0.03 4.4999999999999998E-2 3.0917777724986124E-2 Weighted average remaining maturity in years 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 2.9698631391312618 Market equity Security Shares Price Value Common shares 37,841,943 $23.76 $,899,124.56568000012 NAV(3) 37,841,943 $33.11 $1,252,793 Debt Metrics Total debt to total gross assets(4)(5) 0.62152292580617863 Net debt to total estimated fair value of assets(4)(5) 0.61296338727464239 $1,108,334 As of date 42185 42185 42185 42185 42185 maturity 43134 42624 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 0 Total Assets per BS $3,074,133 $0 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,885,815 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,939,246 Net debt less Cert $1,859,262 Syndication 41803 Feb. 5 2018 $,441,239,371.75 1 Accum Deprec. $,-72,572 NAV less Cert $3,033,235 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $0 Net debt to NAV 0.61296338727464239 NPL Debt $41,709 $,454,248,912 3 Total Assets $3,074,133 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,120,152 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.62152292580617863 $1,939,246 $3,146,705 0.61627829745718143 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Acquisitions (SFRs and NPLs) Obtained from Tri Long - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs) FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 132 1598.189393939394 $,159,185.42537878786 $35,483.609090909158 $,194,669.3446969701 $25.7 $1,746.984848484848 ,152,561 $34,347 ,186,908 -7,761.344696970133 Denver 77 1659.4285714285713 $,226,319.93818181817 $24,742.204805194837 $,251,062.14298701301 19.3 $1,839.7142857142858 ,168,246 $16,428 ,184,674 ,-66,388.142987013009 Tampa 70 1510.5 $,127,308.26928571425 $24,607.410999999964 $,151,915.68028571422 10.6 $1,411.1 ,118,353 $20,916 ,139,269 ,-12,646.680285714217 Dallas 59 2184.7796610169494 $,163,964.43423728805 $9,994.9418644068646 $,173,959.37610169491 10.3 $1,643.4237288135594 ,220,142 $15,942 ,236,084 62,124.623898305086 Chicago 55 1741.6363636363637 $,133,929.66436363637 $28,274.536727272673 $,162,204.20109090905 8.9 $1,702.181818181818 ,146,154 $18,436 ,164,590 2,385.7989090909541 Orlando 54 1558.2777777777778 $,117,464.69277777776 $31,274.648333333374 $,148,739.34111111113 8 $1,341.4074074074074 ,114,305 $30,112 ,144,417 -4,322.3411111111345 Houston 34 1924.4411764705883 $,147,896.27117647059 $17,938.853823529411 $,165,835.125 5.6 $1,669.5882352941176 ,121,892 $25,136 ,147,028 ,-18,807.125 Atlanta 28 2462.3571428571427 $,187,354.47071428571 $24,112.665000000008 $,211,467.13571428572 5.9 $1,678.3214285714287 ,160,846 $14,224 ,175,070 ,-36,397.135714285716 Southern California 7 1711.2857142857142 $,353,846.19285714289 $30,377.350000000035 $,384,223.54285714292 2.7 $2,660.4285714285716 ,302,809 $23,671 ,326,480 ,-57,743.542857142922 Total/Avg SFR Acquisitions 516 1743.5406976744187 $,161,792.90418604671 $26,439.639806201361 $,188,232.54399224807 $97.000000000000014 $1,659.5174418604652 ,161,793 $26,440 ,188,233 0.45600775192724541 Total NPLs Converted to SFRs(4) 20 1842.15 $,144,752.31 $19,230.202000000048 $,163,982.51200000005 3.3 $1,474.6470588235295 Total/Avg 536 1747.2201492537313 $,161,157.6111940322 $26,170.630932835658 $,187,327.69205223888 $100.30000000000001 $1,653.6210131332082 Support Slide Abt Sway pg. 1, 2014 SFR gross Yield $19,914.20930232558 Annualized Estimated Average Rent per Home $97,000.15 Aggregate Investment above 0.20530112682809873 SFR Gross Yield Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,185 $42,185 (unaudited) (unaudited) Total revenues $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-3,444 Core FFO(1) $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 11822 10970 9754 Non-stabilized homes(3) 740 1247 1663 Total Homes(4) 12562 12217 11417 Leased Percentages Stabilized homes 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio(4) 0.92238497054609137 0.89121715642138 0.83793173921929276 Starwood Waypoint Residential Trust Period Ending 6/30/15 NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,174 Loans converted to real estate -,486 Loan liquidations and other basis reductions -85 Loan Count as of June 30, 2015 3,644 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 15 Gain on sales of previously depreciated investments in real estate -,245.69383999999994 -,253 -27 Non-controlling interests 121 79 13 Subtotal - NAREIT FFO 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,927 3,898 2,101 Separation costs 0 0 0 Acquisition fees and other expenses 363 637 217 Write-off of loan costs 0 0 0 Loss on derivative financial instruments, net 111 132 104 Amortization of derivative financial instruments cost 0 -90 -81 Severance expense 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,184 1,998 1,048 Core FFO $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 Recurring capital expenditures 0 0 0 Acquisition costs 0 0 0 Other non-property related depreciation and amortization 0 0 0 Stock-based compensation expense 0 0 0 AFFO $22,461.30616 $16,761 $6,270 Core FFO per share $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 37,821,364 38,613,270 39,079,365 Q2 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 2,589 1,871 General and administrative 4,004 4,444 Share-based compensation 1,390 2,130 Investment management fees 4,881 3,993 Separation costs 0 0 Acquisition fees and other expenses 259 186 Interest expense, including amortization 19,595 5,191 Depreciation and amortization 18,984 7,243 Finance-related expenses and write-off of loan costs 911 5,441 Impairment of real estate 440 1,233 Realized loss (gain) on sales of investments in real estate, net -,458 56 Realized gain on divestiture homes, net -1,101 0 Loss on derivative financial instruments, net 65 470 Income tax expense 199 350 Net income attributable to non-controlling interests 98 83 Total NOI 48,419 20,575 Deduct: Total NPL portfolio NOI ,-19,278 -8,342 Total SFR portfolio NOI 29,141 12,233 Deduct: Non-2Q 2014 same store NOI 18,732 1,959 Same store NOI from homes stabilized prior to 2Q 2014 10,409 10,274 Deduct: Non-1Q 2014 same store NOI 6,113 6,334 Same store NOI from homes stabilized prior to 1Q 2014 4,296 3,940 From Abu's same store workpaper - see support below: Stabilized Prior to 2Q 2014 Stabilized Prior to 1Q 2014 From ABU - Same Store Workpaper - Q2 P:\Financial Reporting\Abu Non-Performing Loan Portfolio Data received form Prime (Contact Jeff Whorton) Total Loan Home Purchase Price Total UPB (3) Total BPO(3) Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 674 727 $86.638026959999934 $160.25578806999985 $143.99724003999998 0.54062338716999336 0.60166449673572475 1.2882879335957085 Illinois 343 370 44.887076109999967 71.56773335000004 68.582644999999999 0.62719711815492252 0.65449613542901364 1.3256906275825335 California 294 296 88.311604929999959 118.61164395 139.93326999999999 0.7445441441417604 0.6310979864188121 0.95868375244172943 New York 209 212 43.862047169999975 68.648038060000005 80.393022000000002 0.63894101578931517 0.54559520315084031 1.0347544622103328 Arizona 160 187 15.205403510000004 25.136570329999994 21.113399999999999 0.60491162121081643 0.72017787329373784 2.0959590448707126 Wisconsin 158 167 13.025531840000001 17.982250160000003 20.422550000000001 0.72435494579950832 0.63780144203343858 1.1233099499095993 Indiana 155 161 11.076065950000004 15.112299879999998 16.37687 0.73291729504774794 0.67632373890737385 1.1594420418107931 Maryland 145 150 28.392923210000014 41.940860920000006 35.693199999999997 0.676975211933728 0.79547149625138724 1.4056774131520449 New Jersey 145 144 22.899024010000002 37.660787069999991 37.142395 0.60803360183199717 0.61651985581435986 1.2410897587714398 Pennsylvania 114 121 11.043847530000006 16.469702270000006 15.879899999999999 0.67055538399845049 0.69546077305272747 1.235603872946867 Georgia 93 100 10.138313269999998 15.807110560000003 14.981350000000001 0.64137675456354848 0.67672895099573782 1.1955475476067292 Other 1,154 1,175 140.16252711000016 198.19937078000009 203.899698 0.70717947568854578 0.6874091942500089 1.147988481154913 Totals 3,644 3,810 $515.64239159999988 $787.39215539999987 $798.41554004 0.6548736713512856 0.6458321083957943 1.2051915879823913 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,424 2,554 $349.38805905999959 $553.28290492000087 $532.03958503999991 0.63144844775730558 0.65660163056050713 1.2674552250399957 Performing 846 811 116.2150023099998 161.61711312000031 192.55931899999999 0.71907609328295863 0.60352832007055346 1.0032578780246222 Delinquent 374 724 50.01433022999997 72.542137359999998 73.766636000000005 0.68945211776428927 0.67800746979976101 1.1802357537437018 #REF! #REF! #REF! Total/Average 3,644 4,089 $515.61739159999934 $787.44215540000118 $798.36554003999981 0.65500000000000003 0.64600000000000002 1.2051915879823913 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") FOR ACQUISITION SLIDE Non-Performing Loans: Total Purchase Purchase Weighted Number of Purchase Price Total UPB Total BPO Price as % Price as % Average Loans ($ in millions) ($ in millions) ($ in millions) of UPB of BPO LTV 1,441 $117 $189.4 $171.6 0.61799999999999999 0.68200000000000005 1.141 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-21 Stabilized & 180 Day Schedules Obtained from Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) Atlanta 2,557 2,509 0.96731765643682743 $1,203.5456202632627 2,490 0.96144578313253015 $1,196.4106524466749 South Florida 2,534 2,301 0.96697088222511951 $1,620.7982043478262 2,212 0.95343580470162748 $1,614.7412766967252 Houston 1,599 1,538 0.96228868660598177 $1,537.7937695312503 1,493 0.95713328868050906 $1,531.8670147161881 Tampa 1,419 1,349 0.95107487027427728 $1,263.946609792285 1,240 0.94516129032258067 $1,254.5354654141763 Dallas 1,402 1,311 0.97559115179252476 $1,571.4624580152674 1,213 0.94723825226710634 $1,559.7443292682931 Denver 715 626 0.99041533546325877 $1,764.7688000000001 561 0.98752228163992872 $1,757.207956600361 Chicago 714 654 0.96636085626911317 $1,664.5738073394496 604 0.95695364238410596 $1,663.679411764704 Orlando 607 538 0.95724907063197029 $1,304.1714312267654 483 0.95238095238095233 $1,304.970065217391 Southern California 457 440 0.94772727272727275 $1,828.6051025056947 426 0.93427230046948362 $1,816.6842317380354 Northern California 273 271 0.97416974169741699 $1,725.9793726937264 254 0.98425196850393704 $1,752.2536399999995 Phoenix 244 244 0.98360655737704916 $1,197.5769672131148 244 0.98360655737704916 $1,195.8157500000002 Las Vegas 41 41 0.95121951219512191 $1,296.875609756097 41 0.95121951219512191 $1,283.8612820512819 Total/Average 12,562 11,822 0.96608018947724583 $1,471.1499398967258 11,261 0.95657579255838732 $1,462.5057996468743 Starwood Waypoint Residential Trust Period Ending 6/30/15 Homes not intend to hold for the long term Home Count as of March 31, 2015 1,151 SFR homes sold -,125 Prime REOs sold -,206 Additional SFR held for sale 207 Additional Prime Non-rentals 176 Additional Prime Rentals 2 Home Count as of June 30, 2015(1) 1,205 1205 Check 0 Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 42078 (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 98 83 219 73 121 Subtotal - NAREIT FFO 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 2,130 3,317 2,459 1,927 Separation costs 0 0 0 3,543 0 Acquisition fees and other expenses 259 186 622 447 363 Write-off of loan costs 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -50 -,200 -50 -,100 Severance expense 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,259 0 4,443 0 2,184 Core FFO(1) $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 Acquisition costs 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 AFFO $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Same Store Growth Q2 15 This comes from Abu and his supporting Files. Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q2 2015 vs. Q2 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,677 -1.2% -0.16667958397116645 9.3% 2Q 2014 4,057 -2.7% -8.9% 1.3% Y/Y % Increase SS2014 - 1677 SS2Q14 - 4057 Net Operating Income 9.3% 1.3% Revenue -1.2% -2.7% Expenses -0.16667958397116645 -8.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 (unaudited) (unaudited) Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 Other property revenues 1,539 890 2833 1,369 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 Total revenues 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 10,195 7,791 21,520 13,823 Real estate taxes and insurance 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 2,589 1,871 6,155 4,286 General and administrative 4,004 4,444 7,862 9,814 Share-based compensation 1,390 2,130 3,317 2,459 Investment management fees 4,881 3,993 9,662 6,750 Separation costs 0 0 0 3,543 Acquisition fees and other expenses 259 186 622 447 Interest expense, including amortization 19,595 5,191 37,212 6,691 Depreciation and amortization 18,984 7,243 36,992 12,716 Finance-related expenses and write-off of loan costs 911 5,441 1,455 5,441 Impairment of real estate 440 1,233 659 2,067 Total expenses 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net loss -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Provided by John Christie Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change South Florida 125 2.8% 110 4.4% 170 2.9% 405 3.3% Atlanta 139 3.5% 164 3.6% 92 2.8% 395 3.4% Houston 152 1.2% 74 2.7% 60 2.9% 286 1.9% Tampa 101 3.3% 75 6.6% 78 3.1% 254 4.2% Dallas 54 .8% 78 3.8% 65 2.8% 197 2.6% Chicago 24 1.2% 26 2.3% 44 0.03 94 2.3% Phoenix 28 .8% 21 1.9% 28 1.8% 77 1.5% Denver 39 1.7% 20 0.03 11 0.03 70 2.3% Northern California 21 .8% 15 3.6% 25 2.9% 61 2.3% Orlando 20 2.2% 17 1.8% 23 2.8% 60 2.3% Southern California 21 .7% 20 2.9% 19 2.9% 60 2.1% Las Vegas 3 0.0% 1 -0.03 0 n.a. 4 -0.8% Total/Average 727 2.2% 621 3.7% 615 2.9% 1,963 2.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Separation costs 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Acquisition fees and other expenses 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Interest expense, including amortization 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Depreciation and amortization 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Finance-related expenses and write-off of loan costs 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Impairment of real estate 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 81,714 1.7506266469567453 49,130 2.0816032539615286 ,162,582 1.8337694563501015 85,669 2.2926378890464849 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized loss on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net income (loss) -3,339 ,-12,033 -3,225 ,-27,351 Net (income) loss attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Net Asset Value Calculation $42,185 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,205,017 $58.27 ok Less accumulated depreciation ,-72,572 -1.92 ok Add real estate held for sale, net 94,293 2.4900000000000002 ok Investments in real estate, net 2,226,738 58.84 ok Add increase in estimated fair value of investments in real estate ,393,221 10.39 ok Less estimated renovation reserve(1) -,229,296 -6.06 ok Estimated SFR Value 2,390,663 63.17 ok Non-performing loans 79,538 2.1 ok Non-performing loans held for sale 87,509 2.31 ok Non-performing loans (fair value option) ,412,503 10.9 ok Add increase in estimated fair value of non-performing loans 63,022 1.67 ok Estimated NPL Value ,642,572 16.98 ok Estimated SFR & NPL Value $3,033,235 $80.150000000000006 ok $80.155371514618039 Total shareholders' equity $1,060,554 $28.03 ok Less unamortized debt discount on convertible senior notes ,-34,708 -0.92 ok Less investments in real estate, net -2,226,738 -58.84 ok Less non-performing loans ,-79,538 -2.1 ok Less: non-performing loans held for sale ,-87,509 -2.31 ok Less non-performing loans (fair value option) -,412,503 -10.9 ok Add estimated SFR & NPL value 3,033,235 80.150000000000006 ok Estimated NAV $1,252,793 $33.11 ok $33.105937504318952 $33.11 Number of Shares 37,841,943 (1) Renovation reserve includes remaining capital expenditures for non-stabilized homes and average turn 2 cost for stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,205,017 Add: real estate held for sale, net 94,293 Adjusted investments in real estate (excl. depreciation) 2,299,310 Add: increase in estimated fair value of investments in real estate 91,353 Estimated SFR Value (Fair Value) 2,390,663 Non-performing loans 79,538 Non-performing loans held for sale 87,509 Non-performing loans (fair value option) ,412,503 Add: increase in estimated fair value of non-performing loans 63,022 Estimated NPL Value (Fair Value) ,642,572 Estimated SFR & NPL Value (Fair Value) 3,033,235 Resident and other receivables, net 23,620 Cash and cash equivalents 79,984 Restricted cash 87,247 Deferred leasing costs 29,605 Asset-backed securitization costs, net 26,553 Other Assets 20,836 Total Assets at fair value $3,301,080 Liabilities Senior SFR facility $,629,558 Master repurchase agreement ,404,730 Asset-backed securitization ,527,043 Convertible senior notes, net ,367,792 Add: unamortized debt discount on convertible senior notes 34,708 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 60,121 Resident security deposits and prepaid rent 22,091 Total liabilities at fair value $2,046,043 Less: Non-controlling interests -2,244 Estimated NAV at fair value $1,252,793 Number of Shares 37,841,943 Estimated NAV $33.105940128862315 -4.0598711376844676E-3 m Check to NAV calculation 0 m Investments in real estate, net 2,226,738 Add back: accumulated depreciation 72,572 Investments in real estate properties, gross 2,299,310 Adjusted fair value as of 6/30/2015 2,390,663 Increase in estimated fair value of investments in real estate 91,353 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $,-50,722,880 $,-50,723 Condition Adjustment for Stabilized Properties B -,172,530,950 -,172,531 Remaining Construction Costs for Non- Stabilized homes C -6,041,600 -6,042 Total estimated reserves at 6/30/2015 $-,229,295,430 $-,229,296 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 6/30/15 (on 12,666 homes (not Units)) D 2,247,278 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 From Allen Fair value on homes excluded from valuation (Prime REO) E ,143,385 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\REO Schedule June 30 2015 -Prime From Dennis/Prime Adjusted fair value as of 6/30/15 2,390,663 Add: increase in estimated fair value of investments in real estate -,229,296 Per above Investments in real estate 2,226,738 Per above Fair value adjustment ,393,221 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201502. Q2 2015\Fair Value Q2 2015 Book basis ,579,550 Fair value ,642,572 Fair value adjustment F 63,022 DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 49 $,165,582.41571428569 $8,113,538.3699999982 $8,824,263.5800000001 $,710,725.21000000183 $0 $,710,725.21000000183 Other REO Divestitures(2) 80 ,236,992.26712500001 18,959,381.370000001 18,403,054 -,556,327.37000000104 -,556,327.37000000104 0 NPL REO 213 ,132,243.45403755872 28,167,855.710000008 28,054,423.609999999 -,113,432.10000000894 -,113,432.10000000894 0 Total 342 $,161,522.73523391812 $55,240,775.450000003 $55,281,741.189999998 $40,965.739999991842 $-,669,759.47000000998 $,710,725.21000000183 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,185 $42,004 (unaudited) ASSETS Investments in real estate Land $,389,320 $,359,889 Building and improvements 1,815,697 1,619,622 Development costs Total investment in properties 2,205,017 1,979,511 Less accumulated depreciation ,-72,572 ,-41,563 Investment in real estate properties, net 2,132,445 1,937,948 Real estate held for sale, net 94,293 32,102 Total investments in real estate, net 2,226,738 1,970,050 Non-performing loans 79,538 ,125,488 Non-performing loans held for sale 87,509 26,911 Non-performing loans (fair value option) ,412,503 ,491,790 Resident and other receivables, net 23,620 17,270 Cash and cash equivalents 79,984 ,175,198 Restricted cash 87,247 50,749 Deferred financing costs, net 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 Other assets 20,836 17,994 Total assets $3,074,133 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,629,558 $,441,239 Master repurchase agreement ,404,730 ,454,249 Asset-backed securitization, net ,527,043 ,526,816 Convertible senior notes, net ,367,792 ,363,110 Accounts payable and accrued expenses 60,121 52,457 Resident security deposits and prepaid rent 22,091 17,857 Total liabilities 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 381 378 Additional paid-in capital 1,128,334 1,133,239 Accumulated deficit ,-67,999 ,-53,723 Accumulated other comprehensive loss -,162 -70 Total Starwood Waypoint Residential Trust equity 1,060,554 1,079,824 Non-controlling interests 2,244 611 Total equity 1,062,798 1,080,435 Total liabilities and equity $3,074,133 $2,936,163 0 0 ck Shares outstanding end of period 37,841,943 Book value per share $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $-3,444 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 2,589 3,566 3,150 3,508 1,871 6,155 0 General and administrative 4,004 3,858 4,866 4,627 4,444 7,862 0 Share-based compensation 1,390 1,927 3,898 2,101 2,130 3,317 0 Investment management fees 4,881 4,781 4,825 4,522 3,993 9,662 0 Separation costs 0 0 0 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 186 622 0 Interest expense, including amortization 19,595 17,617 16,633 11,899 5,191 37,212 0 Depreciation and amortization 18,984 18,008 19,918 9,238 7,243 36,992 0 Finance-related expenses and write-off of loan costs 911 544 940 1,334 5,441 1,455 0 Impairment of real estate 440 219 171 341 1,233 659 0 Realized loss (gain) on sales of investments in real estate, net -,458 -,246 148 -,125 56 -,704 0 Realized gain on divestiture homes, net -1,101 782 0 0 0 -,319 0 Loss on derivative financial instruments, net 65 211 132 104 470 276 0 Income tax expense 199 225 -44 19 350 424 0 Net income attributable to non-controlling interests 98 121 79 13 83 219 0 check to NOI page QTD YTD Total NOI 48,419 51,969 45,795 31,085 20,575 ,100,388 0 0 0 Add (deduct) adjustments to get to total stabilized home portfolio NOI 0 NPL portfolio NOI components: 0 Realized gain on non-performing loans, net -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-14,486 0 Realized gain on loan conversions, net -6,123 -8,549 -6,994 -5,791 -6,483 ,-14,672 0 Mortgage loan servicing costs 9,586 9,995 11,020 7,918 5,139 19,581 0 Unrealized gain on non-performing loans, net ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-38,383 0 Deduct: Total NPL portfolio NOI ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-47,960 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 1,766 3,289 2,236 2,537 2,726 5,055 0 Add Total Non-stabilized portfolio NOI 1,766 3,289 2,236 2,537 2,726 5,055 0 0 Total stabilized portfolio NOI $30,907 $26,576 $22,181 $20,103 $14,959 $57,483 $0 $0 $0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $30,907 $26,576 $22,903 $20,103 $14,959 $57,483 $0 check to NOI page 0 0 $0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $46,677 $41,983 $37,097 $30,366 $23,602 $88,660 $0 Less Allowance for doubtful accounts -,229.60091323913264 -,708 -,645 -,870 -,614 -,938 0.3990867608673625 Total rental revenues $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $87,722 $0.39908676086633932 Stabilized portfolio NOI margin 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.65528601719067048 Check Balance $0 $28,801 Total Rental Homes Portfolio Obtained from Tri Long - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment Atlanta 2,509 48 2,557 0.95463433711380519 $,101,226.29641376612 $,131,087.46535784123 $335.19064892 1933.0782166601487 22.393038717246782 1992.6069612827532 $1,203.401435602953 $1,203.401435602953 29,861 ,131,087 ,101,226 #REF! $335.2 $29.86069999999998 $101.22630000000001 $131.08699999999999 South Florida 2,301 233 2,534 0.89936858721389112 $,139,002.83067482235 $,174,732.64466456161 442.7 1581.8606395578365 45.031570639305528 1969.9684293606945 $1,622.3531942003515 $1,622.3531942003515 35,730 ,174,733 ,139,003 #REF! $442.7 $35.730200000000025 $139.00279999999998 $174.733 Houston 1,538 61 1,599 0.94308943089430897 $,131,144.58370856775 $,149,831.86085678538 239.5811455099998 2029.5347091932458 26.49093183239529 1988.5090681676047 $1,537.2903253652062 $1,537.2903253652062 18,687 ,149,832 ,131,145 #REF! $239.6 $18.687399999999997 $131.1446 $149.83199999999999 Tampa 1,349 70 1,419 0.90909090909090906 $,104,278.8060606068 $,126,131.956941508 178.98124689999986 1457.1719520789288 40.181113460183269 1974.8188865398167 $1,263.2591388673393 $1,263.2591388673393 21,783 ,126,061 ,104,278 #REF! $179 $21.8 $104.27810000000001 $126.13200000000001 Dallas 1,311 91 1,402 0.91940085592011411 $,140,461.35123395151 $,161,959.56352353797 227.06730806000024 2132.9564907275321 20.074179743224022 1994.925820256776 $1,575.2348524844722 $1,575.2348524844722 21,498 ,161,959 ,140,461 #REF! $227.1 $21.49860000000001 $140.4614 $161.96 Denver 626 89 715 0.90069930069930071 $,200,979.58907692303 $,229,160.70693706267 163.8499054599998 1601.4321678321678 31.928671328671271 1983.0713286713287 $1,767.7161741835148 $1,767.7161741835148 28,181 ,229,161 ,200,980 #REF! $163.80000000000001 $28.181399999999996 $200.9796 $229.161 Chicago 654 60 714 0.90196078431372551 $,120,853.42096638647 $,150,190.40901960791 107.23595204000004 1574.3011204481793 37.906162464985982 1977.093837535014 $1,665.8466925465839 $1,665.8466925465839 29,377 ,150,230 ,120,853 #REF! $107.2 $29.336600000000004 $120.85339999999999 $150.19 Orlando 538 69 607 0.86985172981878089 $,115,203.99233937399 $,141,157.4938056012 85.682598739999932 1583.5172981878088 37.191103789126828 1977.8088962108732 $1,310.2907590132825 $1,310.2907590132825 25,958 ,141,162 ,115,204 #REF! $85.7 $25.953000000000017 $115.20399999999999 $141.15700000000001 Southern California 440 17 457 0.91903719912472648 $,240,908.22404814026 $,254,065.29792122537 116.10784114999998 1640.5295404814005 38.050328227571072 1976.9496717724289 $1,831.941582733813 $1,831.941582733813 13,157 ,254,065 ,240,908 #REF! $116.1 $13.156799999999976 $240.90820000000002 $254.065 Northern California 271 2 273 0.97069597069597069 $,214,385.34564102555 $,227,743.68695970683 62.174026539999964 1506.03663003663 45.505494505494426 1969.4945054945056 $1,729.9144318181814 $1,729.9144318181814 13,323 ,227,708 ,214,385 #REF! $62.2 $13.358699999999999 $214.3853 $227.744 Phoenix 244 0 244 0.98360655737704916 $,139,867.52475409844 $,158,648.43540983609 38.71021824000001 1536.5040983606557 40.127049180327958 1974.872950819672 $1,195.8157500000002 $1,195.8157500000002 18,781 ,158,649 ,139,868 #REF! $38.700000000000003 $18.780499999999989 $139.86750000000001 $158.648 Las Vegas 41 0 41 0.95121951219512191 $,155,992.54487804876 $,167,626.55780487802 6.8726888699999984 1964.560975609756 28.268292682926813 1986.7317073170732 $1,283.8612820512819 $1,283.8612820512819 11,634 ,167,627 ,155,993 #REF! $6.9 $11.634500000000003 $155.99250000000001 $167.62700000000001 Total/Average 11,822 740 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020099986 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 $1,473.9904856970031 26114.377347318557 2,072,274 1,804,304 #REF! $2,004.2 $267.97839999999997 $1,804.3037000000002 $2,072.3359999999998 239.2 2011 1771.8 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Stabilized(5) 11,822 0.96608018947724583 $,131,988.45301302712 $,158,081.405157334 $1,868.8383717700026 1758.6831063361815 32.716291659617582 1982.2837083403824 $1,471.6824316508948 Non-stabilized(5) 740 0.22432432432432434 $,154,544.7591081085 $,182,956.39221621651 135.38773024000022 1770.6662162162163 34.254054054053995 1980.745945945946 $1,639.6477987421383 Total/Average 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020100027 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less bad debt expense(2) -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain on non-performing loans, net 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 48,419 ,100,388 Difference $0 $0 bad debt expense as a % of revenue .5% 1.6% Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of June 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 ,404,730 0 0 0 ,404,730 2017 0 0 0 0 ,172,500 ,172,500 2018 ,629,558 0 0 0 0 ,629,558 2019 0 0 0 ,230,000 0 ,230,000 2,787,183.56568 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70529943711131071 Total $,629,558 $,404,730 $,529,011 $0 $,230,000 $0 $,172,500 $1,965,799 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 629558 404730 529011 230000 172500 1965799 Weighted average coupon rate 3.1365999999999998E-2 3.1865999999999998E-2 2.5465999999999999E-2 0.03 4.4999999999999998E-2 3.0917777724986124E-2 Weighted average remaining maturity in years 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 2.9698631391312618 Market equity Security Shares Price Value Common shares 37,841,943 $23.76 $,899,124.56568000012 NAV(3) 37,841,943 $33.11 $1,252,793 Debt Metrics Total debt to total gross assets(4)(5) 0.62152292580617863 Net debt to total estimated fair value of assets(4)(5) 0.61296338727464239 $1,108,334 As of date 42185 42185 42185 42185 42185 maturity 43134 42624 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 0 Total Assets per BS $3,074,133 $0 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,885,815 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,939,246 Net debt less Cert $1,859,262 Syndication 41803 Feb. 5 2018 $,441,239,371.75 1 Accum Deprec. $,-72,572 NAV less Cert $3,033,235 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $0 Net debt to NAV 0.61296338727464239 NPL Debt $41,709 $,454,248,912 3 Total Assets $3,074,133 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,120,152 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.62152292580617863 $1,939,246 $3,146,705 0.61627829745718143 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Acquisitions (SFRs and NPLs) Obtained from Tri Long - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs) FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 132 1598.189393939394 $,159,185.42537878786 $35,483.609090909158 $,194,669.3446969701 $25.7 $1,746.984848484848 ,152,561 $34,347 ,186,908 -7,761.344696970133 Denver 77 1659.4285714285713 $,226,319.93818181817 $24,742.204805194837 $,251,062.14298701301 19.3 $1,839.7142857142858 ,168,246 $16,428 ,184,674 ,-66,388.142987013009 Tampa 70 1510.5 $,127,308.26928571425 $24,607.410999999964 $,151,915.68028571422 10.6 $1,411.1 ,118,353 $20,916 ,139,269 ,-12,646.680285714217 Dallas 59 2184.7796610169494 $,163,964.43423728805 $9,994.9418644068646 $,173,959.37610169491 10.3 $1,643.4237288135594 ,220,142 $15,942 ,236,084 62,124.623898305086 Chicago 55 1741.6363636363637 $,133,929.66436363637 $28,274.536727272673 $,162,204.20109090905 8.9 $1,702.181818181818 ,146,154 $18,436 ,164,590 2,385.7989090909541 Orlando 54 1558.2777777777778 $,117,464.69277777776 $31,274.648333333374 $,148,739.34111111113 8 $1,341.4074074074074 ,114,305 $30,112 ,144,417 -4,322.3411111111345 Houston 34 1924.4411764705883 $,147,896.27117647059 $17,938.853823529411 $,165,835.125 5.6 $1,669.5882352941176 ,121,892 $25,136 ,147,028 ,-18,807.125 Atlanta 28 2462.3571428571427 $,187,354.47071428571 $24,112.665000000008 $,211,467.13571428572 5.9 $1,678.3214285714287 ,160,846 $14,224 ,175,070 ,-36,397.135714285716 Southern California 7 1711.2857142857142 $,353,846.19285714289 $30,377.350000000035 $,384,223.54285714292 2.7 $2,660.4285714285716 ,302,809 $23,671 ,326,480 ,-57,743.542857142922 Total/Avg SFR Acquisitions 516 1743.5406976744187 $,161,792.90418604671 $26,439.639806201361 $,188,232.54399224807 $97.000000000000014 $1,659.5174418604652 ,161,793 $26,440 ,188,233 0.45600775192724541 Total NPLs Converted to SFRs(4) 20 1842.15 $,144,752.31 $19,230.202000000048 $,163,982.51200000005 3.3 $1,474.6470588235295 Total/Avg 536 1747.2201492537313 $,161,157.6111940322 $26,170.630932835658 $,187,327.69205223888 $100.30000000000001 $1,653.6210131332082 Support Slide Abt Sway pg. 1, 2014 SFR gross Yield $19,914.20930232558 Annualized Estimated Average Rent per Home $97,000.15 Aggregate Investment above 0.20530112682809873 SFR Gross Yield Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,185 $42,185 (unaudited) (unaudited) Total revenues $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-3,444 Core FFO(1) $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 11822 10970 9754 Non-stabilized homes(3) 740 1247 1663 Total Homes(4) 12562 12217 11417 Leased Percentages Stabilized homes 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio(4) 0.92238497054609137 0.89121715642138 0.83793173921929276 Starwood Waypoint Residential Trust Period Ending 6/30/15 NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,174 Loans converted to real estate -,486 Loan liquidations and other basis reductions -85 Loan Count as of June 30, 2015 3,644 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 15 Gain on sales of previously depreciated investments in real estate -,245.69383999999994 -,253 -27 Non-controlling interests 121 79 13 Subtotal - NAREIT FFO 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,927 3,898 2,101 Separation costs 0 0 0 Acquisition fees and other expenses 363 637 217 Write-off of loan costs 0 0 0 Loss on derivative financial instruments, net 111 132 104 Amortization of derivative financial instruments cost 0 -90 -81 Severance expense 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,184 1,998 1,048 Core FFO $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 Recurring capital expenditures 0 0 0 Acquisition costs 0 0 0 Other non-property related depreciation and amortization 0 0 0 Stock-based compensation expense 0 0 0 AFFO $22,461.30616 $16,761 $6,270 Core FFO per share $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 37,821,364 38,613,270 39,079,365 Q2 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 2,589 1,871 General and administrative 4,004 4,444 Share-based compensation 1,390 2,130 Investment management fees 4,881 3,993 Separation costs 0 0 Acquisition fees and other expenses 259 186 Interest expense, including amortization 19,595 5,191 Depreciation and amortization 18,984 7,243 Finance-related expenses and write-off of loan costs 911 5,441 Impairment of real estate 440 1,233 Realized loss (gain) on sales of investments in real estate, net -,458 56 Realized gain on divestiture homes, net -1,101 0 Loss on derivative financial instruments, net 65 470 Income tax expense 199 350 Net income attributable to non-controlling interests 98 83 Total NOI 48,419 20,575 Deduct: Total NPL portfolio NOI ,-19,278 -8,342 Total SFR portfolio NOI 29,141 12,233 Deduct: Non-2Q 2014 same store NOI 18,732 1,959 Same store NOI from homes stabilized prior to 2Q 2014 10,409 10,274 Deduct: Non-1Q 2014 same store NOI 6,113 6,334 Same store NOI from homes stabilized prior to 1Q 2014 4,296 3,940 From Abu's same store workpaper - see support below: Stabilized Prior to 2Q 2014 Stabilized Prior to 1Q 2014 From ABU - Same Store Workpaper - Q2 P:\Financial Reporting\Abu Non-Performing Loan Portfolio Data received form Prime (Contact Jeff Whorton) Total Loan Home Purchase Price Total UPB (3) Total BPO(3) Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 674 727 $86.638026959999934 $160.25578806999985 $143.99724003999998 0.54062338716999336 0.60166449673572475 1.2882879335957085 Illinois 343 370 44.887076109999967 71.56773335000004 68.582644999999999 0.62719711815492252 0.65449613542901364 1.3256906275825335 California 294 296 88.311604929999959 118.61164395 139.93326999999999 0.7445441441417604 0.6310979864188121 0.95868375244172943 New York 209 212 43.862047169999975 68.648038060000005 80.393022000000002 0.63894101578931517 0.54559520315084031 1.0347544622103328 Arizona 160 187 15.205403510000004 25.136570329999994 21.113399999999999 0.60491162121081643 0.72017787329373784 2.0959590448707126 Wisconsin 158 167 13.025531840000001 17.982250160000003 20.422550000000001 0.72435494579950832 0.63780144203343858 1.1233099499095993 Indiana 155 161 11.076065950000004 15.112299879999998 16.37687 0.73291729504774794 0.67632373890737385 1.1594420418107931 Maryland 145 150 28.392923210000014 41.940860920000006 35.693199999999997 0.676975211933728 0.79547149625138724 1.4056774131520449 New Jersey 145 144 22.899024010000002 37.660787069999991 37.142395 0.60803360183199717 0.61651985581435986 1.2410897587714398 Pennsylvania 114 121 11.043847530000006 16.469702270000006 15.879899999999999 0.67055538399845049 0.69546077305272747 1.235603872946867 Georgia 93 100 10.138313269999998 15.807110560000003 14.981350000000001 0.64137675456354848 0.67672895099573782 1.1955475476067292 Other 1,154 1,175 140.16252711000016 198.19937078000009 203.899698 0.70717947568854578 0.6874091942500089 1.147988481154913 Totals 3,644 3,810 $515.64239159999988 $787.39215539999987 $798.41554004 0.6548736713512856 0.6458321083957943 1.2051915879823913 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,424 2,554 $349.38805905999959 $553.28290492000087 $532.03958503999991 0.63144844775730558 0.65660163056050713 1.2674552250399957 Performing 846 811 116.2150023099998 161.61711312000031 192.55931899999999 0.71907609328295863 0.60352832007055346 1.0032578780246222 Delinquent 374 724 50.01433022999997 72.542137359999998 73.766636000000005 0.68945211776428927 0.67800746979976101 1.1802357537437018 #REF! #REF! #REF! Total/Average 3,644 4,089 $515.61739159999934 $787.44215540000118 $798.36554003999981 0.65500000000000003 0.64600000000000002 1.2051915879823913 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") FOR ACQUISITION SLIDE Non-Performing Loans: Total Purchase Purchase Weighted Number of Purchase Price Total UPB Total BPO Price as % Price as % Average Loans ($ in millions) ($ in millions) ($ in millions) of UPB of BPO LTV 1,441 $117 $189.4 $171.6 0.61799999999999999 0.68200000000000005 1.141 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-21 Stabilized & 180 Day Schedules Obtained from Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) Atlanta 2,557 2,509 0.96731765643682743 $1,203.5456202632627 2,490 0.96144578313253015 $1,196.4106524466749 South Florida 2,534 2,301 0.96697088222511951 $1,620.7982043478262 2,212 0.95343580470162748 $1,614.7412766967252 Houston 1,599 1,538 0.96228868660598177 $1,537.7937695312503 1,493 0.95713328868050906 $1,531.8670147161881 Tampa 1,419 1,349 0.95107487027427728 $1,263.946609792285 1,240 0.94516129032258067 $1,254.5354654141763 Dallas 1,402 1,311 0.97559115179252476 $1,571.4624580152674 1,213 0.94723825226710634 $1,559.7443292682931 Denver 715 626 0.99041533546325877 $1,764.7688000000001 561 0.98752228163992872 $1,757.207956600361 Chicago 714 654 0.96636085626911317 $1,664.5738073394496 604 0.95695364238410596 $1,663.679411764704 Orlando 607 538 0.95724907063197029 $1,304.1714312267654 483 0.95238095238095233 $1,304.970065217391 Southern California 457 440 0.94772727272727275 $1,828.6051025056947 426 0.93427230046948362 $1,816.6842317380354 Northern California 273 271 0.97416974169741699 $1,725.9793726937264 254 0.98425196850393704 $1,752.2536399999995 Phoenix 244 244 0.98360655737704916 $1,197.5769672131148 244 0.98360655737704916 $1,195.8157500000002 Las Vegas 41 41 0.95121951219512191 $1,296.875609756097 41 0.95121951219512191 $1,283.8612820512819 Total/Average 12,562 11,822 0.96608018947724583 $1,471.1499398967258 11,261 0.95657579255838732 $1,462.5057996468743 Starwood Waypoint Residential Trust Period Ending 6/30/15 Homes not intend to hold for the long term Home Count as of March 31, 2015 1,151 SFR homes sold -,125 Prime REOs sold -,206 Additional SFR held for sale 207 Additional Prime Non-rentals 176 Additional Prime Rentals 2 Home Count as of June 30, 2015(1) 1,205 1205 Check 0 Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 42078 (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 98 83 219 73 121 Subtotal - NAREIT FFO 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 2,130 3,317 2,459 1,927 Separation costs 0 0 0 3,543 0 Acquisition fees and other expenses 259 186 622 447 363 Write-off of loan costs 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -50 -,200 -50 -,100 Severance expense 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,259 0 4,443 0 2,184 Core FFO(1) $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 Acquisition costs 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 AFFO $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Same Store Growth Q2 15 This comes from Abu and his supporting Files. Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q2 2015 vs. Q2 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,677 -1.2% -0.16667958397116645 9.3% 2Q 2014 4,057 -2.7% -8.9% 1.3% Y/Y % Increase SS2014 - 1677 SS2Q14 - 4057 Net Operating Income 9.3% 1.3% Revenue -1.2% -2.7% Expenses -0.16667958397116645 -8.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 (unaudited) (unaudited) Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 Other property revenues 1,539 890 2833 1,369 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 Total revenues 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 10,195 7,791 21,520 13,823 Real estate taxes and insurance 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 2,589 1,871 6,155 4,286 General and administrative 4,004 4,444 7,862 9,814 Share-based compensation 1,390 2,130 3,317 2,459 Investment management fees 4,881 3,993 9,662 6,750 Separation costs 0 0 0 3,543 Acquisition fees and other expenses 259 186 622 447 Interest expense, including amortization 19,595 5,191 37,212 6,691 Depreciation and amortization 18,984 7,243 36,992 12,716 Finance-related expenses and write-off of loan costs 911 5,441 1,455 5,441 Impairment of real estate 440 1,233 659 2,067 Total expenses 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net loss -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Provided by John Christie Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change South Florida 125 2.8% 110 4.4% 170 2.9% 405 3.3% Atlanta 139 3.5% 164 3.6% 92 2.8% 395 3.4% Houston 152 1.2% 74 2.7% 60 2.9% 286 1.9% Tampa 101 3.3% 75 6.6% 78 3.1% 254 4.2% Dallas 54 .8% 78 3.8% 65 2.8% 197 2.6% Chicago 24 1.2% 26 2.3% 44 0.03 94 2.3% Phoenix 28 .8% 21 1.9% 28 1.8% 77 1.5% Denver 39 1.7% 20 0.03 11 0.03 70 2.3% Northern California 21 .8% 15 3.6% 25 2.9% 61 2.3% Orlando 20 2.2% 17 1.8% 23 2.8% 60 2.3% Southern California 21 .7% 20 2.9% 19 2.9% 60 2.1% Las Vegas 3 0.0% 1 -0.03 0 n.a. 4 -0.8% Total/Average 727 2.2% 621 3.7% 615 2.9% 1,963 2.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Separation costs 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Acquisition fees and other expenses 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Interest expense, including amortization 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Depreciation and amortization 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Finance-related expenses and write-off of loan costs 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Impairment of real estate 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 81,714 1.7506266469567453 49,130 2.0816032539615286 ,162,582 1.8337694563501015 85,669 2.2926378890464849 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized loss on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net income (loss) -3,339 ,-12,033 -3,225 ,-27,351 Net (income) loss attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Net Asset Value Calculation $42,185 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,205,017 $58.27 ok Less accumulated depreciation ,-72,572 -1.92 ok Add real estate held for sale, net 94,293 2.4900000000000002 ok Investments in real estate, net 2,226,738 58.84 ok Add increase in estimated fair value of investments in real estate ,393,221 10.39 ok Less estimated renovation reserve(1) -,229,296 -6.06 ok Estimated SFR Value 2,390,663 63.17 ok Non-performing loans 79,538 2.1 ok Non-performing loans held for sale 87,509 2.31 ok Non-performing loans (fair value option) ,412,503 10.9 ok Add increase in estimated fair value of non-performing loans 63,022 1.67 ok Estimated NPL Value ,642,572 16.98 ok Estimated SFR & NPL Value $3,033,235 $80.150000000000006 ok $80.155371514618039 Total shareholders' equity $1,060,554 $28.03 ok Less unamortized debt discount on convertible senior notes ,-34,708 -0.92 ok Less investments in real estate, net -2,226,738 -58.84 ok Less non-performing loans ,-79,538 -2.1 ok Less: non-performing loans held for sale ,-87,509 -2.31 ok Less non-performing loans (fair value option) -,412,503 -10.9 ok Add estimated SFR & NPL value 3,033,235 80.150000000000006 ok Estimated NAV $1,252,793 $33.11 ok $33.105937504318952 $33.11 Number of Shares 37,841,943 (1) Renovation reserve includes remaining capital expenditures for non-stabilized homes and average turn 2 cost for stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,205,017 Add: real estate held for sale, net 94,293 Adjusted investments in real estate (excl. depreciation) 2,299,310 Add: increase in estimated fair value of investments in real estate 91,353 Estimated SFR Value (Fair Value) 2,390,663 Non-performing loans 79,538 Non-performing loans held for sale 87,509 Non-performing loans (fair value option) ,412,503 Add: increase in estimated fair value of non-performing loans 63,022 Estimated NPL Value (Fair Value) ,642,572 Estimated SFR & NPL Value (Fair Value) 3,033,235 Resident and other receivables, net 23,620 Cash and cash equivalents 79,984 Restricted cash 87,247 Deferred leasing costs 29,605 Asset-backed securitization costs, net 26,553 Other Assets 20,836 Total Assets at fair value $3,301,080 Liabilities Senior SFR facility $,629,558 Master repurchase agreement ,404,730 Asset-backed securitization ,527,043 Convertible senior notes, net ,367,792 Add: unamortized debt discount on convertible senior notes 34,708 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 60,121 Resident security deposits and prepaid rent 22,091 Total liabilities at fair value $2,046,043 Less: Non-controlling interests -2,244 Estimated NAV at fair value $1,252,793 Number of Shares 37,841,943 Estimated NAV $33.105940128862315 -4.0598711376844676E-3 m Check to NAV calculation 0 m Investments in real estate, net 2,226,738 Add back: accumulated depreciation 72,572 Investments in real estate properties, gross 2,299,310 Adjusted fair value as of 6/30/2015 2,390,663 Increase in estimated fair value of investments in real estate 91,353 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $,-50,722,880 $,-50,723 Condition Adjustment for Stabilized Properties B -,172,530,950 -,172,531 Remaining Construction Costs for Non- Stabilized homes C -6,041,600 -6,042 Total estimated reserves at 6/30/2015 $-,229,295,430 $-,229,296 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 6/30/15 (on 12,666 homes (not Units)) D 2,247,278 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 From Allen Fair value on homes excluded from valuation (Prime REO) E ,143,385 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\REO Schedule June 30 2015 -Prime From Dennis/Prime Adjusted fair value as of 6/30/15 2,390,663 Add: increase in estimated fair value of investments in real estate -,229,296 Per above Investments in real estate 2,226,738 Per above Fair value adjustment ,393,221 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201502. Q2 2015\Fair Value Q2 2015 Book basis ,579,550 Fair value ,642,572 Fair value adjustment F 63,022 DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 49 $,165,582.41571428569 $8,113,538.3699999982 $8,824,263.5800000001 $,710,725.21000000183 $0 $,710,725.21000000183 Other REO Divestitures(2) 80 ,236,992.26712500001 18,959,381.370000001 18,403,054 -,556,327.37000000104 -,556,327.37000000104 0 NPL REO 213 ,132,243.45403755872 28,167,855.710000008 28,054,423.609999999 -,113,432.10000000894 -,113,432.10000000894 0 Total 342 $,161,522.73523391812 $55,240,775.450000003 $55,281,741.189999998 $40,965.739999991842 $-,669,759.47000000998 $,710,725.21000000183 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,185 $42,004 (unaudited) ASSETS Investments in real estate Land $,389,320 $,359,889 Building and improvements 1,815,697 1,619,622 Development costs Total investment in properties 2,205,017 1,979,511 Less accumulated depreciation ,-72,572 ,-41,563 Investment in real estate properties, net 2,132,445 1,937,948 Real estate held for sale, net 94,293 32,102 Total investments in real estate, net 2,226,738 1,970,050 Non-performing loans 79,538 ,125,488 Non-performing loans held for sale 87,509 26,911 Non-performing loans (fair value option) ,412,503 ,491,790 Resident and other receivables, net 23,620 17,270 Cash and cash equivalents 79,984 ,175,198 Restricted cash 87,247 50,749 Deferred financing costs, net 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 Other assets 20,836 17,994 Total assets $3,074,133 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,629,558 $,441,239 Master repurchase agreement ,404,730 ,454,249 Asset-backed securitization, net ,527,043 ,526,816 Convertible senior notes, net ,367,792 ,363,110 Accounts payable and accrued expenses 60,121 52,457 Resident security deposits and prepaid rent 22,091 17,857 Total liabilities 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 381 378 Additional paid-in capital 1,128,334 1,133,239 Accumulated deficit ,-67,999 ,-53,723 Accumulated other comprehensive loss -,162 -70 Total Starwood Waypoint Residential Trust equity 1,060,554 1,079,824 Non-controlling interests 2,244 611 Total equity 1,062,798 1,080,435 Total liabilities and equity $3,074,133 $2,936,163 0 0 ck Shares outstanding end of period 37,841,943 Book value per share $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $-3,444 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 2,589 3,566 3,150 3,508 1,871 6,155 0 General and administrative 4,004 3,858 4,866 4,627 4,444 7,862 0 Share-based compensation 1,390 1,927 3,898 2,101 2,130 3,317 0 Investment management fees 4,881 4,781 4,825 4,522 3,993 9,662 0 Separation costs 0 0 0 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 186 622 0 Interest expense, including amortization 19,595 17,617 16,633 11,899 5,191 37,212 0 Depreciation and amortization 18,984 18,008 19,918 9,238 7,243 36,992 0 Finance-related expenses and write-off of loan costs 911 544 940 1,334 5,441 1,455 0 Impairment of real estate 440 219 171 341 1,233 659 0 Realized loss (gain) on sales of investments in real estate, net -,458 -,246 148 -,125 56 -,704 0 Realized gain on divestiture homes, net -1,101 782 0 0 0 -,319 0 Loss on derivative financial instruments, net 65 211 132 104 470 276 0 Income tax expense 199 225 -44 19 350 424 0 Net income attributable to non-controlling interests 98 121 79 13 83 219 0 check to NOI page QTD YTD Total NOI 48,419 51,969 45,795 31,085 20,575 ,100,388 0 0 0 Add (deduct) adjustments to get to total stabilized home portfolio NOI 0 NPL portfolio NOI components: 0 Realized gain on non-performing loans, net -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-14,486 0 Realized gain on loan conversions, net -6,123 -8,549 -6,994 -5,791 -6,483 ,-14,672 0 Mortgage loan servicing costs 9,586 9,995 11,020 7,918 5,139 19,581 0 Unrealized gain on non-performing loans, net ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-38,383 0 Deduct: Total NPL portfolio NOI ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-47,960 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 1,766 3,289 2,236 2,537 2,726 5,055 0 Add Total Non-stabilized portfolio NOI 1,766 3,289 2,236 2,537 2,726 5,055 0 0 Total stabilized portfolio NOI $30,907 $26,576 $22,181 $20,103 $14,959 $57,483 $0 $0 $0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $30,907 $26,576 $22,903 $20,103 $14,959 $57,483 $0 check to NOI page 0 0 $0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $46,677 $41,983 $37,097 $30,366 $23,602 $88,660 $0 Less Allowance for doubtful accounts -,229.60091323913264 -,708 -,645 -,870 -,614 -,938 0.3990867608673625 Total rental revenues $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $87,722 $0.39908676086633932 Stabilized portfolio NOI margin 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.65528601719067048 Check Balance $0 $28,801 Total Rental Homes Portfolio Obtained from Tri Long - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment Atlanta 2,509 48 2,557 0.95463433711380519 $,101,226.29641376612 $,131,087.46535784123 $335.19064892 1933.0782166601487 22.393038717246782 1992.6069612827532 $1,203.401435602953 $1,203.401435602953 29,861 ,131,087 ,101,226 #REF! $335.2 $29.86069999999998 $101.22630000000001 $131.08699999999999 South Florida 2,301 233 2,534 0.89936858721389112 $,139,002.83067482235 $,174,732.64466456161 442.7 1581.8606395578365 45.031570639305528 1969.9684293606945 $1,622.3531942003515 $1,622.3531942003515 35,730 ,174,733 ,139,003 #REF! $442.7 $35.730200000000025 $139.00279999999998 $174.733 Houston 1,538 61 1,599 0.94308943089430897 $,131,144.58370856775 $,149,831.86085678538 239.5811455099998 2029.5347091932458 26.49093183239529 1988.5090681676047 $1,537.2903253652062 $1,537.2903253652062 18,687 ,149,832 ,131,145 #REF! $239.6 $18.687399999999997 $131.1446 $149.83199999999999 Tampa 1,349 70 1,419 0.90909090909090906 $,104,278.8060606068 $,126,131.956941508 178.98124689999986 1457.1719520789288 40.181113460183269 1974.8188865398167 $1,263.2591388673393 $1,263.2591388673393 21,783 ,126,061 ,104,278 #REF! $179 $21.8 $104.27810000000001 $126.13200000000001 Dallas 1,311 91 1,402 0.91940085592011411 $,140,461.35123395151 $,161,959.56352353797 227.06730806000024 2132.9564907275321 20.074179743224022 1994.925820256776 $1,575.2348524844722 $1,575.2348524844722 21,498 ,161,959 ,140,461 #REF! $227.1 $21.49860000000001 $140.4614 $161.96 Denver 626 89 715 0.90069930069930071 $,200,979.58907692303 $,229,160.70693706267 163.8499054599998 1601.4321678321678 31.928671328671271 1983.0713286713287 $1,767.7161741835148 $1,767.7161741835148 28,181 ,229,161 ,200,980 #REF! $163.80000000000001 $28.181399999999996 $200.9796 $229.161 Chicago 654 60 714 0.90196078431372551 $,120,853.42096638647 $,150,190.40901960791 107.23595204000004 1574.3011204481793 37.906162464985982 1977.093837535014 $1,665.8466925465839 $1,665.8466925465839 29,377 ,150,230 ,120,853 #REF! $107.2 $29.336600000000004 $120.85339999999999 $150.19 Orlando 538 69 607 0.86985172981878089 $,115,203.99233937399 $,141,157.4938056012 85.682598739999932 1583.5172981878088 37.191103789126828 1977.8088962108732 $1,310.2907590132825 $1,310.2907590132825 25,958 ,141,162 ,115,204 #REF! $85.7 $25.953000000000017 $115.20399999999999 $141.15700000000001 Southern California 440 17 457 0.91903719912472648 $,240,908.22404814026 $,254,065.29792122537 116.10784114999998 1640.5295404814005 38.050328227571072 1976.9496717724289 $1,831.941582733813 $1,831.941582733813 13,157 ,254,065 ,240,908 #REF! $116.1 $13.156799999999976 $240.90820000000002 $254.065 Northern California 271 2 273 0.97069597069597069 $,214,385.34564102555 $,227,743.68695970683 62.174026539999964 1506.03663003663 45.505494505494426 1969.4945054945056 $1,729.9144318181814 $1,729.9144318181814 13,323 ,227,708 ,214,385 #REF! $62.2 $13.358699999999999 $214.3853 $227.744 Phoenix 244 0 244 0.98360655737704916 $,139,867.52475409844 $,158,648.43540983609 38.71021824000001 1536.5040983606557 40.127049180327958 1974.872950819672 $1,195.8157500000002 $1,195.8157500000002 18,781 ,158,649 ,139,868 #REF! $38.700000000000003 $18.780499999999989 $139.86750000000001 $158.648 Las Vegas 41 0 41 0.95121951219512191 $,155,992.54487804876 $,167,626.55780487802 6.8726888699999984 1964.560975609756 28.268292682926813 1986.7317073170732 $1,283.8612820512819 $1,283.8612820512819 11,634 ,167,627 ,155,993 #REF! $6.9 $11.634500000000003 $155.99250000000001 $167.62700000000001 Total/Average 11,822 740 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020099986 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 $1,473.9904856970031 26114.377347318557 2,072,274 1,804,304 #REF! $2,004.2 $267.97839999999997 $1,804.3037000000002 $2,072.3359999999998 239.2 2011 1771.8 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Stabilized(5) 11,822 0.96608018947724583 $,131,988.45301302712 $,158,081.405157334 $1,868.8383717700026 1758.6831063361815 32.716291659617582 1982.2837083403824 $1,471.6824316508948 Non-stabilized(5) 740 0.22432432432432434 $,154,544.7591081085 $,182,956.39221621651 135.38773024000022 1770.6662162162163 34.254054054053995 1980.745945945946 $1,639.6477987421383 Total/Average 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020100027 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE

12 Capital Markets Debt maturity dates include optional extension terms. Amount includes a principle-only bearing subordinate Certificate, Class G, in the amount of $26.6 million, retained by Starwood Waypoint Residential Trust. NAV is a non-GAAP measure. The Company has revised its methodology for estimating NAV by excluding the average Turn 2 cost for stabilized homes from its estimated renovation reserve. For an explanation of this measure and a reconciliation to the applicable GAAP measure, please refer to the “Definitions and Reconciliations” pages of this presentation. Total debt to total gross assets excludes the principle bearing subordinated Certificate, Class G, of $26.6 million, as noted in footnote 2 above. For definitions of gross assets, net debt, and estimated fair value of assets please refer to the “Definitions and Reconciliations” pages of this presentation. NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain on non-performing loans, net 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 48,419 ,100,388 Difference $0 $0 bad debt expense as a % of revenue .5% 1.6% Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of June 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 ,404,730 0 0 0 ,404,730 2017 0 0 0 0 ,172,500 ,172,500 2018 ,629,558 0 0 0 0 ,629,558 2019 0 0 0 ,230,000 0 ,230,000 2,787,183.56568 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70529943711131071 Total $,629,558 $,404,730 $,529,011 $,230,000 $,172,500 $1,965,799 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 629558 404730 529011 230000 172500 1965799 Weighted average coupon rate 3.1365999999999998E-2 3.1865999999999998E-2 2.5465999999999999E-2 0.03 4.4999999999999998E-2 3.0917777724986124E-2 Weighted average remaining maturity in years 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 2.9698631391312618 Market equity Security Shares Price Value Common shares 37,841,943 $23.76 $,899,124.56568000012 NAV(3) 37,841,943 $34.790000000000006 $1,316,331 Debt Metrics Total debt to total gross assets(4)(5) 0.62134887693982688 Net debt to total estimated fair value of assets(4)(5) 0.60038691889912499 $1,108,334 As of date 42185 42185 42185 42185 42185 maturity 43134 42624 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 0 Total Assets per BS $3,074,133 $0 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,885,815 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,939,246 Net debt less Cert $1,859,262 Syndication 41803 Feb. 5 2018 $,441,239,371.75 1 Accum Deprec. $,-72,572 NAV less Cert $3,096,773 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $-,874 Net debt to NAV 0.60038691889912499 NPL Debt $41,709 $,454,248,912 3 Total Assets $3,074,133 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,121,026 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.62134887693982688 $1,939,246 $3,147,579 0.61610717316388242 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Acquisitions (SFRs and NPLs) Obtained from Tri Long - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs) FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 132 1598.189393939394 $,159,185.42537878786 $35,483.609090909158 $,194,669.3446969701 $25.7 $1,746.984848484848 ,152,561 $34,347 ,186,908 -7,761.344696970133 Denver 77 1659.4285714285713 $,226,319.93818181817 $24,742.204805194837 $,251,062.14298701301 19.3 $1,839.7142857142858 ,168,246 $16,428 ,184,674 ,-66,388.142987013009 Tampa 70 1510.5 $,127,308.26928571425 $24,607.410999999964 $,151,915.68028571422 10.6 $1,411.1 ,118,353 $20,916 ,139,269 ,-12,646.680285714217 Dallas 59 2184.7796610169494 $,163,964.43423728805 $9,994.9418644068646 $,173,959.37610169491 10.3 $1,643.4237288135594 ,220,142 $15,942 ,236,084 62,124.623898305086 Chicago 55 1741.6363636363637 $,133,929.66436363637 $28,274.536727272673 $,162,204.20109090905 8.9 $1,702.181818181818 ,146,154 $18,436 ,164,590 2,385.7989090909541 Orlando 54 1558.2777777777778 $,117,464.69277777776 $31,274.648333333374 $,148,739.34111111113 8 $1,341.4074074074074 ,114,305 $30,112 ,144,417 -4,322.3411111111345 Houston 34 1924.4411764705883 $,147,896.27117647059 $17,938.853823529411 $,165,835.125 5.6 $1,669.5882352941176 ,121,892 $25,136 ,147,028 ,-18,807.125 Atlanta 28 2462.3571428571427 $,187,354.47071428571 $24,112.665000000008 $,211,467.13571428572 5.9 $1,678.3214285714287 ,160,846 $14,224 ,175,070 ,-36,397.135714285716 Southern California 7 1711.2857142857142 $,353,846.19285714289 $30,377.350000000035 $,384,223.54285714292 2.7 $2,660.4285714285716 ,302,809 $23,671 ,326,480 ,-57,743.542857142922 Total/Avg SFR Acquisitions 516 1743.5406976744187 $,161,792.90418604671 $26,439.639806201361 $,188,232.54399224807 $97.000000000000014 $1,659.5174418604652 ,161,793 $26,440 ,188,233 0.45600775192724541 Total NPLs Converted to SFRs(4) 20 1842.15 $,144,752.31 $19,230.202000000048 $,163,982.51200000005 3.3 $1,474.6470588235295 Total/Avg 536 1747.2201492537313 $,161,157.6111940322 $26,170.630932835658 $,187,327.69205223888 $100.30000000000001 $1,653.6210131332082 Support Slide Abt Sway pg. 1, 2014 SFR gross Yield $19,914.20930232558 Annualized Estimated Average Rent per Home $97,000.15 Aggregate Investment above 0.20530112682809873 SFR Gross Yield Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,185 $42,185 (unaudited) (unaudited) Total revenues $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-3,444 Core FFO(1) $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 11822 10970 9754 Non-stabilized homes(3) 740 1247 1663 Total Homes(4) 12562 12217 11417 Leased Percentages Stabilized homes 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio(4) 0.92238497054609137 0.89121715642138 0.83793173921929276 Starwood Waypoint Residential Trust Period Ending 6/30/15 NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,174 Loans converted to real estate -,486 Loan liquidations and other basis reductions -85 Loan Count as of June 30, 2015 3,644 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 15 Gain on sales of previously depreciated investments in real estate -,245.69383999999994 -,253 -27 Non-controlling interests 121 79 13 Subtotal - NAREIT FFO 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,927 3,898 2,101 Separation costs 0 0 0 Acquisition fees and other expenses 363 637 217 Write-off of loan costs 0 0 0 Loss on derivative financial instruments, net 111 132 104 Amortization of derivative financial instruments cost 0 -90 -81 Severance expense 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,184 1,998 1,048 Core FFO $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 Recurring capital expenditures 0 0 0 Acquisition costs 0 0 0 Other non-property related depreciation and amortization 0 0 0 Stock-based compensation expense 0 0 0 AFFO $22,461.30616 $16,761 $6,270 Core FFO per share $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 37,821,364 38,613,270 39,079,365 Q2 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 2,589 1,871 General and administrative 4,004 4,444 Share-based compensation 1,390 2,130 Investment management fees 4,881 3,993 Separation costs 0 0 Acquisition fees and other expenses 259 186 Interest expense, including amortization 19,595 5,191 Depreciation and amortization 18,984 7,243 Finance-related expenses and write-off of loan costs 911 5,441 Impairment of real estate 440 1,233 Realized loss (gain) on sales of investments in real estate, net -,458 56 Realized gain on divestiture homes, net -1,101 0 Loss on derivative financial instruments, net 65 470 Income tax expense 199 350 Net income attributable to non-controlling interests 98 83 Total NOI 48,419 20,575 Deduct: Total NPL portfolio NOI ,-19,278 -8,342 Total SFR portfolio NOI 29,141 12,233 Deduct: Non-2Q 2014 same store NOI 18,732 1,959 Same store NOI from homes stabilized prior to 2Q 2014 10,409 10,274 Deduct: Non-1Q 2014 same store NOI 6,113 6,334 Same store NOI from homes stabilized prior to 1Q 2014 4,296 3,940 From Abu's same store workpaper - see support below: Stabilized Prior to 2Q 2014 Stabilized Prior to 1Q 2014 From ABU - Same Store Workpaper - Q2 P:\Financial Reporting\Abu Non-Performing Loan Portfolio Data received form Prime (Contact Jeff Whorton) Total Loan Home Purchase Price Total UPB (3) Total BPO(3) Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 674 727 $86.638026959999934 $160.25578806999985 $143.99724003999998 0.54062338716999336 0.60166449673572475 1.2882879335957085 Illinois 343 370 44.887076109999967 71.56773335000004 68.582644999999999 0.62719711815492252 0.65449613542901364 1.3256906275825335 California 294 296 88.311604929999959 118.61164395 139.93326999999999 0.7445441441417604 0.6310979864188121 0.95868375244172943 New York 209 212 43.862047169999975 68.648038060000005 80.393022000000002 0.63894101578931517 0.54559520315084031 1.0347544622103328 Arizona 160 187 15.205403510000004 25.136570329999994 21.113399999999999 0.60491162121081643 0.72017787329373784 2.0959590448707126 Wisconsin 158 167 13.025531840000001 17.982250160000003 20.422550000000001 0.72435494579950832 0.63780144203343858 1.1233099499095993 Indiana 155 161 11.076065950000004 15.112299879999998 16.37687 0.73291729504774794 0.67632373890737385 1.1594420418107931 Maryland 145 150 28.392923210000014 41.940860920000006 35.693199999999997 0.676975211933728 0.79547149625138724 1.4056774131520449 New Jersey 145 144 22.899024010000002 37.660787069999991 37.142395 0.60803360183199717 0.61651985581435986 1.2410897587714398 Pennsylvania 114 121 11.043847530000006 16.469702270000006 15.879899999999999 0.67055538399845049 0.69546077305272747 1.235603872946867 Georgia 93 100 10.138313269999998 15.807110560000003 14.981350000000001 0.64137675456354848 0.67672895099573782 1.1955475476067292 Other 1,154 1,175 140.16252711000016 198.19937078000009 203.899698 0.70717947568854578 0.6874091942500089 1.147988481154913 Totals 3,644 3,810 $515.64239159999988 $787.39215539999987 $798.41554004 0.6548736713512856 0.6458321083957943 1.2051915879823913 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,424 2,554 $349.38805905999959 $553.28290492000087 $532.03958503999991 0.63144844775730558 0.65660163056050713 1.2674552250399957 Performing 846 811 116.2150023099998 161.61711312000031 192.55931899999999 0.71907609328295863 0.60352832007055346 1.0032578780246222 Delinquent 374 724 50.01433022999997 72.542137359999998 73.766636000000005 0.68945211776428927 0.67800746979976101 1.1802357537437018 #REF! #REF! #REF! Total/Average 3,644 4,089 $515.61739159999934 $787.44215540000118 $798.36554003999981 0.65500000000000003 0.64600000000000002 1.2051915879823913 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") FOR ACQUISITION SLIDE Non-Performing Loans: Total Purchase Purchase Weighted Number of Purchase Price Total UPB Total BPO Price as % Price as % Average Loans ($ in millions) ($ in millions) ($ in millions) of UPB of BPO LTV 1,441 $117 $189.4 $171.6 0.61799999999999999 0.68200000000000005 1.141 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-21 Stabilized & 180 Day Schedules Obtained from Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) Atlanta 2,557 2,509 0.96731765643682743 $1,203.5456202632627 2,490 0.96144578313253015 $1,196.4106524466749 South Florida 2,534 2,301 0.96697088222511951 $1,620.7982043478262 2,212 0.95343580470162748 $1,614.7412766967252 Houston 1,599 1,538 0.96228868660598177 $1,537.7937695312503 1,493 0.95713328868050906 $1,531.8670147161881 Tampa 1,419 1,349 0.95107487027427728 $1,263.946609792285 1,240 0.94516129032258067 $1,254.5354654141763 Dallas 1,402 1,311 0.97559115179252476 $1,571.4624580152674 1,213 0.94723825226710634 $1,559.7443292682931 Denver 715 626 0.99041533546325877 $1,764.7688000000001 561 0.98752228163992872 $1,757.207956600361 Chicago 714 654 0.96636085626911317 $1,664.5738073394496 604 0.95695364238410596 $1,663.679411764704 Orlando 607 538 0.95724907063197029 $1,304.1714312267654 483 0.95238095238095233 $1,304.970065217391 Southern California 457 440 0.94772727272727275 $1,828.6051025056947 426 0.93427230046948362 $1,816.6842317380354 Northern California 273 271 0.97416974169741699 $1,725.9793726937264 254 0.98425196850393704 $1,752.2536399999995 Phoenix 244 244 0.98360655737704916 $1,197.5769672131148 244 0.98360655737704916 $1,195.8157500000002 Las Vegas 41 41 0.95121951219512191 $1,296.875609756097 41 0.95121951219512191 $1,283.8612820512819 Total/Average 12,562 11,822 0.96608018947724583 $1,471.1499398967258 11,261 0.95657579255838732 $1,462.5057996468743 Starwood Waypoint Residential Trust Period Ending 6/30/15 Homes not intend to hold for the long term Home Count as of March 31, 2015 1,151 SFR homes sold -,125 Prime REOs sold -,206 Additional SFR held for sale 207 Additional Prime Non-rentals 176 Additional Prime Rentals 2 Home Count as of June 30, 2015(1) 1,205 1205 Check 0 Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 42078 (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 98 83 219 73 121 Subtotal - NAREIT FFO 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 2,130 3,317 2,459 1,927 Separation costs 0 0 0 3,543 0 Acquisition fees and other expenses 259 186 622 447 363 Write-off of loan costs 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -50 -,200 -50 -,100 Severance expense 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,259 0 4,443 0 2,184 Core FFO(1) $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 Acquisition costs 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 AFFO $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Same Store Growth Q2 15 This comes from Abu and his supporting Files. Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q2 2015 vs. Q2 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,677 -1.2% -0.16667958397116645 9.3% 2Q 2014 4,057 -2.7% -8.9% 1.3% Y/Y % Increase SS2014 - 1677 SS2Q14 - 4057 Net Operating Income 9.3% 1.3% Revenue -1.2% -2.7% Expenses -0.16667958397116645 -8.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 (unaudited) (unaudited) Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 Other property revenues 1,539 890 2833 1,369 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 Total revenues 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 10,195 7,791 21,520 13,823 Real estate taxes and insurance 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 2,589 1,871 6,155 4,286 General and administrative 4,004 4,444 7,862 9,814 Share-based compensation 1,390 2,130 3,317 2,459 Investment management fees 4,881 3,993 9,662 6,750 Separation costs 0 0 0 3,543 Acquisition fees and other expenses 259 186 622 447 Interest expense, including amortization 19,595 5,191 37,212 6,691 Depreciation and amortization 18,984 7,243 36,992 12,716 Finance-related expenses and write-off of loan costs 911 5,441 1,455 5,441 Impairment of real estate 440 1,233 659 2,067 Total expenses 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net loss -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Provided by John Christie Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change South Florida 125 2.8% 110 4.4% 170 2.9% 405 3.3% Atlanta 139 3.5% 164 3.6% 92 2.8% 395 3.4% Houston 152 1.2% 74 2.7% 60 2.9% 286 1.9% Tampa 101 3.3% 75 6.6% 78 3.1% 254 4.2% Dallas 54 .8% 78 3.8% 65 2.8% 197 2.6% Chicago 24 1.2% 26 2.3% 44 0.03 94 2.3% Phoenix 28 .8% 21 1.9% 28 1.8% 77 1.5% Denver 39 1.7% 20 0.03 11 0.03 70 2.3% Northern California 21 .8% 15 3.6% 25 2.9% 61 2.3% Orlando 20 2.2% 17 1.8% 23 2.8% 60 2.3% Southern California 21 .7% 20 2.9% 19 2.9% 60 2.1% Las Vegas 3 0.0% 1 -0.03 0 n.a. 4 -0.8% Total/Average 727 2.2% 621 3.7% 615 2.9% 1,963 2.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Separation costs 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Acquisition fees and other expenses 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Interest expense, including amortization 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Depreciation and amortization 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Finance-related expenses and write-off of loan costs 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Impairment of real estate 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 81,714 1.7506266469567453 49,130 2.0816032539615286 ,162,582 1.8337694563501015 85,669 2.2926378890464849 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized loss on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net income (loss) -3,339 ,-12,033 -3,225 ,-27,351 Net (income) loss attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Net Asset Value Calculation $42,185 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,205,017 $58.27 ok Less accumulated depreciation ,-72,572 -1.92 ok Add real estate held for sale, net 94,293 2.4900000000000002 ok Investments in real estate, net 2,226,738 58.84 ok Add increase in estimated fair value of investments in real estate ,393,220 10.39 ok Less estimated renovation reserve(1) -,165,757 -4.38 ok Estimated SFR Value 2,454,201 64.850000000000009 ok Non-performing loans 79,538 2.1 ok Non-performing loans held for sale 87,509 2.31 ok Non-performing loans (fair value option) ,412,503 10.9 ok Add increase in estimated fair value of non-performing loans 63,022 1.67 ok Estimated NPL Value ,642,572 16.98 ok Estimated SFR & NPL Value $3,096,773 $81.830000000000013 ok $81.834407921390294 Total shareholders' equity $1,060,554 $28.03 ok Less unamortized debt discount on convertible senior notes ,-34,708 -0.92 ok Less investments in real estate, net -2,226,738 -58.84 ok Less non-performing loans ,-79,538 -2.1 ok Less: non-performing loans held for sale ,-87,509 -2.31 ok Less non-performing loans (fair value option) -,412,503 -10.9 ok Add estimated SFR & NPL value 3,096,773 81.830000000000013 ok Estimated NAV $1,316,331 $34.790000000000006 ok $34.784973911091193 $34.790000000000006 Number of Shares 37,841,943 (1) Renovation reserve includes remaining capital expenditures for non-stabilized homes and average turn 2 cost for stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,205,017 Add: real estate held for sale, net 94,293 Adjusted investments in real estate (excl. depreciation) 2,299,310 Add: increase in estimated fair value of investments in real estate ,154,891 Estimated SFR Value (Fair Value) 2,454,201 Non-performing loans 79,538 Non-performing loans held for sale 87,509 Non-performing loans (fair value option) ,412,503 Add: increase in estimated fair value of non-performing loans 63,022 Estimated NPL Value (Fair Value) ,642,572 Estimated SFR & NPL Value (Fair Value) 3,096,773 Resident and other receivables, net 23,620 Cash and cash equivalents 79,984 Restricted cash 87,247 Deferred leasing costs 29,605 Asset-backed securitization costs, net 26,553 Other Assets 20,836 Total Assets at fair value $3,364,618 Liabilities Senior SFR facility $,629,558 Master repurchase agreement ,404,730 Asset-backed securitization ,527,043 Convertible senior notes, net ,367,792 Add: unamortized debt discount on convertible senior notes 34,708 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 60,121 Resident security deposits and prepaid rent 22,091 Total liabilities at fair value $2,046,043 Less: Non-controlling interests -2,244 Estimated NAV at fair value $1,316,331 Number of Shares 37,841,943 Estimated NAV $34.784976668743724 -5.023331256282404E-3 m Check to NAV calculation 0 m Investments in real estate, net 2,226,738 Add back: accumulated depreciation 72,572 Investments in real estate properties, gross 2,299,310 Adjusted fair value as of 6/30/2015 2,454,201 Increase in estimated fair value of investments in real estate ,154,891 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $0 $0 Condition Adjustment for Stabilized Properties B -,159,728,300 -,159,728 Remaining Construction Costs for Non- Stabilized homes C -6,028,856 -6,029 Total estimated reserves at 6/30/2015 $-,165,757,156 $-,165,757 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 6/30/15 (on 12,666 homes (not Units)) D 2,310,816 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 From Allen Fair value on homes excluded from valuation (Prime REO) E ,143,385 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\REO Schedule June 30 2015 -Prime From Dennis/Prime Adjusted fair value as of 6/30/15 2,454,201 Add: increase in estimated fair value of investments in real estate -,165,757 Per above Investments in real estate 2,226,738 Per above Fair value adjustment ,393,220 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201502. Q2 2015\Fair Value Q2 2015 Book basis ,579,550 Fair value ,642,572 Fair value adjustment F 63,022 DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 49 $,165,582.41571428569 $8,113,538.3699999982 $8,824,263.5800000001 $,710,725.21000000183 $0 $,710,725.21000000183 Other REO Divestitures(2) 80 ,236,992.26712500001 18,959,381.370000001 18,403,054 -,556,327.37000000104 -,556,327.37000000104 0 NPL REO 213 ,132,243.45403755872 28,167,855.710000008 28,054,423.609999999 -,113,432.10000000894 -,113,432.10000000894 0 Total 342 $,161,522.73523391812 $55,240,775.450000003 $55,281,741.189999998 $40,965.739999991842 $-,669,759.47000000998 $,710,725.21000000183 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,185 $42,004 (unaudited) ASSETS Investments in real estate Land $,389,320 $,359,889 Building and improvements 1,815,697 1,619,622 Development costs Total investment in properties 2,205,017 1,979,511 Less accumulated depreciation ,-72,572 ,-41,563 Investment in real estate properties, net 2,132,445 1,937,948 Real estate held for sale, net 94,293 32,102 Total investments in real estate, net 2,226,738 1,970,050 Non-performing loans 79,538 ,125,488 Non-performing loans held for sale 87,509 26,911 Non-performing loans (fair value option) ,412,503 ,491,790 Resident and other receivables, net 23,620 17,270 Cash and cash equivalents 79,984 ,175,198 Restricted cash 87,247 50,749 Deferred financing costs, net 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 Other assets 20,836 17,994 Total assets $3,074,133 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,629,558 $,441,239 Master repurchase agreement ,404,730 ,454,249 Asset-backed securitization, net ,527,043 ,526,816 Convertible senior notes, net ,367,792 ,363,110 Accounts payable and accrued expenses 60,121 52,457 Resident security deposits and prepaid rent 22,091 17,857 Total liabilities 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 381 378 Additional paid-in capital 1,128,334 1,133,239 Accumulated deficit ,-67,999 ,-53,723 Accumulated other comprehensive loss -,162 -70 Total Starwood Waypoint Residential Trust equity 1,060,554 1,079,824 Non-controlling interests 2,244 611 Total equity 1,062,798 1,080,435 Total liabilities and equity $3,074,133 $2,936,163 0 0 ck Shares outstanding end of period 37,841,943 Book value per share $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $-3,444 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 2,589 3,566 3,150 3,508 1,871 6,155 0 General and administrative 4,004 3,858 4,866 4,627 4,444 7,862 0 Share-based compensation 1,390 1,927 3,898 2,101 2,130 3,317 0 Investment management fees 4,881 4,781 4,825 4,522 3,993 9,662 0 Separation costs 0 0 0 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 186 622 0 Interest expense, including amortization 19,595 17,617 16,633 11,899 5,191 37,212 0 Depreciation and amortization 18,984 18,008 19,918 9,238 7,243 36,992 0 Finance-related expenses and write-off of loan costs 911 544 940 1,334 5,441 1,455 0 Impairment of real estate 440 219 171 341 1,233 659 0 Realized loss (gain) on sales of investments in real estate, net -,458 -,246 148 -,125 56 -,704 0 Realized gain on divestiture homes, net -1,101 782 0 0 0 -,319 0 Loss on derivative financial instruments, net 65 211 132 104 470 276 0 Income tax expense 199 225 -44 19 350 424 0 Net income attributable to non-controlling interests 98 121 79 13 83 219 0 check to NOI page QTD YTD Total NOI 48,419 51,969 45,795 31,085 20,575 ,100,388 0 0 0 Add (deduct) adjustments to get to total stabilized home portfolio NOI 0 NPL portfolio NOI components: 0 Realized gain on non-performing loans, net -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-14,486 0 Realized gain on loan conversions, net -6,123 -8,549 -6,994 -5,791 -6,483 ,-14,672 0 Mortgage loan servicing costs 9,586 9,995 11,020 7,918 5,139 19,581 0 Unrealized gain on non-performing loans, net ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-38,383 0 Deduct: Total NPL portfolio NOI ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-47,960 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 1,766 3,289 2,236 2,537 2,726 5,055 0 Add Total Non-stabilized portfolio NOI 1,766 3,289 2,236 2,537 2,726 5,055 0 0 Total stabilized portfolio NOI $30,907 $26,576 $22,181 $20,103 $14,959 $57,483 $0 $0 $0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $30,907 $26,576 $22,903 $20,103 $14,959 $57,483 $0 check to NOI page 0 0 $0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $46,677 $41,983 $37,097 $30,366 $23,602 $88,660 $0 Less Allowance for doubtful accounts -,229.60091323913264 -,708 -,645 -,870 -,614 -,938 0.3990867608673625 Total rental revenues $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $87,722 $0.39908676086633932 Stabilized portfolio NOI margin 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.65528601719067048 Check Balance $0 $28,801 Total Rental Homes Portfolio Obtained from Tri Long - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment Atlanta 2,509 48 2,557 0.95463433711380519 $,101,226.29641376612 $,131,087.46535784123 $335.19064892 1933.0782166601487 22.393038717246782 1992.6069612827532 $1,203.401435602953 $1,203.401435602953 29,861 ,131,087 ,101,226 #REF! $335.2 $29.86069999999998 $101.22630000000001 $131.08699999999999 South Florida 2,301 233 2,534 0.89936858721389112 $,139,002.83067482235 $,174,732.64466456161 442.7 1581.8606395578365 45.031570639305528 1969.9684293606945 $1,622.3531942003515 $1,622.3531942003515 35,730 ,174,733 ,139,003 #REF! $442.7 $35.730200000000025 $139.00279999999998 $174.733 Houston 1,538 61 1,599 0.94308943089430897 $,131,144.58370856775 $,149,831.86085678538 239.5811455099998 2029.5347091932458 26.49093183239529 1988.5090681676047 $1,537.2903253652062 $1,537.2903253652062 18,687 ,149,832 ,131,145 #REF! $239.6 $18.687399999999997 $131.1446 $149.83199999999999 Tampa 1,349 70 1,419 0.90909090909090906 $,104,278.8060606068 $,126,131.956941508 178.98124689999986 1457.1719520789288 40.181113460183269 1974.8188865398167 $1,263.2591388673393 $1,263.2591388673393 21,783 ,126,061 ,104,278 #REF! $179 $21.8 $104.27810000000001 $126.13200000000001 Dallas 1,311 91 1,402 0.91940085592011411 $,140,461.35123395151 $,161,959.56352353797 227.06730806000024 2132.9564907275321 20.074179743224022 1994.925820256776 $1,575.2348524844722 $1,575.2348524844722 21,498 ,161,959 ,140,461 #REF! $227.1 $21.49860000000001 $140.4614 $161.96 Denver 626 89 715 0.90069930069930071 $,200,979.58907692303 $,229,160.70693706267 163.8499054599998 1601.4321678321678 31.928671328671271 1983.0713286713287 $1,767.7161741835148 $1,767.7161741835148 28,181 ,229,161 ,200,980 #REF! $163.80000000000001 $28.181399999999996 $200.9796 $229.161 Chicago 654 60 714 0.90196078431372551 $,120,853.42096638647 $,150,190.40901960791 107.23595204000004 1574.3011204481793 37.906162464985982 1977.093837535014 $1,665.8466925465839 $1,665.8466925465839 29,377 ,150,230 ,120,853 #REF! $107.2 $29.336600000000004 $120.85339999999999 $150.19 Orlando 538 69 607 0.86985172981878089 $,115,203.99233937399 $,141,157.4938056012 85.682598739999932 1583.5172981878088 37.191103789126828 1977.8088962108732 $1,310.2907590132825 $1,310.2907590132825 25,958 ,141,162 ,115,204 #REF! $85.7 $25.953000000000017 $115.20399999999999 $141.15700000000001 Southern California 440 17 457 0.91903719912472648 $,240,908.22404814026 $,254,065.29792122537 116.10784114999998 1640.5295404814005 38.050328227571072 1976.9496717724289 $1,831.941582733813 $1,831.941582733813 13,157 ,254,065 ,240,908 #REF! $116.1 $13.156799999999976 $240.90820000000002 $254.065 Northern California 271 2 273 0.97069597069597069 $,214,385.34564102555 $,227,743.68695970683 62.174026539999964 1506.03663003663 45.505494505494426 1969.4945054945056 $1,729.9144318181814 $1,729.9144318181814 13,323 ,227,708 ,214,385 #REF! $62.2 $13.358699999999999 $214.3853 $227.744 Phoenix 244 0 244 0.98360655737704916 $,139,867.52475409844 $,158,648.43540983609 38.71021824000001 1536.5040983606557 40.127049180327958 1974.872950819672 $1,195.8157500000002 $1,195.8157500000002 18,781 ,158,649 ,139,868 #REF! $38.700000000000003 $18.780499999999989 $139.86750000000001 $158.648 Las Vegas 41 0 41 0.95121951219512191 $,155,992.54487804876 $,167,626.55780487802 6.8726888699999984 1964.560975609756 28.268292682926813 1986.7317073170732 $1,283.8612820512819 $1,283.8612820512819 11,634 ,167,627 ,155,993 #REF! $6.9 $11.634500000000003 $155.99250000000001 $167.62700000000001 Total/Average 11,822 740 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020099986 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 $1,473.9904856970031 26114.377347318557 2,072,274 1,804,304 #REF! $2,004.2 $267.97839999999997 $1,804.3037000000002 $2,072.3359999999998 239.2 2011 1771.8 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Stabilized(5) 11,822 0.96608018947724583 $,131,988.45301302712 $,158,081.405157334 $1,868.8383717700026 1758.6831063361815 32.716291659617582 1982.2837083403824 $1,471.6824316508948 Non-stabilized(5) 740 0.22432432432432434 $,154,544.7591081085 $,182,956.39221621651 135.38773024000022 1770.6662162162163 34.254054054053995 1980.745945945946 $1,639.6477987421383 Total/Average 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020100027 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain on non-performing loans, net 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 48,419 ,100,388 Difference $0 $0 bad debt expense as a % of revenue .5% 1.6% Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of June 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 ,404,730 0 0 0 ,404,730 2017 0 0 0 0 ,172,500 ,172,500 2018 ,629,558 0 0 0 0 ,629,558 2019 0 0 0 ,230,000 0 ,230,000 2,787,183.56568 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70529943711131071 Total $,629,558 $,404,730 $,529,011 $,230,000 $,172,500 $1,965,799 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 629558 404730 529011 230000 172500 1965799 Weighted average coupon rate 3.1365999999999998E-2 3.1865999999999998E-2 2.5465999999999999E-2 0.03 4.4999999999999998E-2 3.0917777724986124E-2 Weighted average remaining maturity in years 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 2.9698631391312618 Market equity Security Shares Price Value Common shares 37,841,943 $23.76 $,899,124.56568000012 NAV(3) 37,841,943 $34.790000000000006 $1,316,331 Debt Metrics Total debt to total gross assets(4)(5) 0.62134887693982688 Net debt to total estimated fair value of assets(4)(5) 0.60038691889912499 $1,108,334 As of date 42185 42185 42185 42185 42185 maturity 43134 42624 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 0 Total Assets per BS $3,074,133 $0 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,885,815 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,939,246 Net debt less Cert $1,859,262 Syndication 41803 Feb. 5 2018 $,441,239,371.75 1 Accum Deprec. $,-72,572 NAV less Cert $3,096,773 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $-,874 Net debt to NAV 0.60038691889912499 NPL Debt $41,709 $,454,248,912 3 Total Assets $3,074,133 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,121,026 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.62134887693982688 $1,939,246 $3,147,579 0.61610717316388242 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Acquisitions (SFRs and NPLs) Obtained from Tri Long - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs) FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 132 1598.189393939394 $,159,185.42537878786 $35,483.609090909158 $,194,669.3446969701 $25.7 $1,746.984848484848 ,152,561 $34,347 ,186,908 -7,761.344696970133 Denver 77 1659.4285714285713 $,226,319.93818181817 $24,742.204805194837 $,251,062.14298701301 19.3 $1,839.7142857142858 ,168,246 $16,428 ,184,674 ,-66,388.142987013009 Tampa 70 1510.5 $,127,308.26928571425 $24,607.410999999964 $,151,915.68028571422 10.6 $1,411.1 ,118,353 $20,916 ,139,269 ,-12,646.680285714217 Dallas 59 2184.7796610169494 $,163,964.43423728805 $9,994.9418644068646 $,173,959.37610169491 10.3 $1,643.4237288135594 ,220,142 $15,942 ,236,084 62,124.623898305086 Chicago 55 1741.6363636363637 $,133,929.66436363637 $28,274.536727272673 $,162,204.20109090905 8.9 $1,702.181818181818 ,146,154 $18,436 ,164,590 2,385.7989090909541 Orlando 54 1558.2777777777778 $,117,464.69277777776 $31,274.648333333374 $,148,739.34111111113 8 $1,341.4074074074074 ,114,305 $30,112 ,144,417 -4,322.3411111111345 Houston 34 1924.4411764705883 $,147,896.27117647059 $17,938.853823529411 $,165,835.125 5.6 $1,669.5882352941176 ,121,892 $25,136 ,147,028 ,-18,807.125 Atlanta 28 2462.3571428571427 $,187,354.47071428571 $24,112.665000000008 $,211,467.13571428572 5.9 $1,678.3214285714287 ,160,846 $14,224 ,175,070 ,-36,397.135714285716 Southern California 7 1711.2857142857142 $,353,846.19285714289 $30,377.350000000035 $,384,223.54285714292 2.7 $2,660.4285714285716 ,302,809 $23,671 ,326,480 ,-57,743.542857142922 Total/Avg SFR Acquisitions 516 1743.5406976744187 $,161,792.90418604671 $26,439.639806201361 $,188,232.54399224807 $97.000000000000014 $1,659.5174418604652 ,161,793 $26,440 ,188,233 0.45600775192724541 Total NPLs Converted to SFRs(4) 20 1842.15 $,144,752.31 $19,230.202000000048 $,163,982.51200000005 3.3 $1,474.6470588235295 Total/Avg 536 1747.2201492537313 $,161,157.6111940322 $26,170.630932835658 $,187,327.69205223888 $100.30000000000001 $1,653.6210131332082 Support Slide Abt Sway pg. 1, 2014 SFR gross Yield $19,914.20930232558 Annualized Estimated Average Rent per Home $97,000.15 Aggregate Investment above 0.20530112682809873 SFR Gross Yield Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,185 $42,185 (unaudited) (unaudited) Total revenues $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-3,444 Core FFO(1) $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 11822 10970 9754 Non-stabilized homes(3) 740 1247 1663 Total Homes(4) 12562 12217 11417 Leased Percentages Stabilized homes 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio(4) 0.92238497054609137 0.89121715642138 0.83793173921929276 Starwood Waypoint Residential Trust Period Ending 6/30/15 NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,174 Loans converted to real estate -,486 Loan liquidations and other basis reductions -85 Loan Count as of June 30, 2015 3,644 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 15 Gain on sales of previously depreciated investments in real estate -,245.69383999999994 -,253 -27 Non-controlling interests 121 79 13 Subtotal - NAREIT FFO 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,927 3,898 2,101 Separation costs 0 0 0 Acquisition fees and other expenses 363 637 217 Write-off of loan costs 0 0 0 Loss on derivative financial instruments, net 111 132 104 Amortization of derivative financial instruments cost 0 -90 -81 Severance expense 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,184 1,998 1,048 Core FFO $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 Recurring capital expenditures 0 0 0 Acquisition costs 0 0 0 Other non-property related depreciation and amortization 0 0 0 Stock-based compensation expense 0 0 0 AFFO $22,461.30616 $16,761 $6,270 Core FFO per share $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 37,821,364 38,613,270 39,079,365 Q2 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 2,589 1,871 General and administrative 4,004 4,444 Share-based compensation 1,390 2,130 Investment management fees 4,881 3,993 Separation costs 0 0 Acquisition fees and other expenses 259 186 Interest expense, including amortization 19,595 5,191 Depreciation and amortization 18,984 7,243 Finance-related expenses and write-off of loan costs 911 5,441 Impairment of real estate 440 1,233 Realized loss (gain) on sales of investments in real estate, net -,458 56 Realized gain on divestiture homes, net -1,101 0 Loss on derivative financial instruments, net 65 470 Income tax expense 199 350 Net income attributable to non-controlling interests 98 83 Total NOI 48,419 20,575 Deduct: Total NPL portfolio NOI ,-19,278 -8,342 Total SFR portfolio NOI 29,141 12,233 Deduct: Non-2Q 2014 same store NOI 18,732 1,959 Same store NOI from homes stabilized prior to 2Q 2014 10,409 10,274 Deduct: Non-1Q 2014 same store NOI 6,113 6,334 Same store NOI from homes stabilized prior to 1Q 2014 4,296 3,940 From Abu's same store workpaper - see support below: Stabilized Prior to 2Q 2014 Stabilized Prior to 1Q 2014 From ABU - Same Store Workpaper - Q2 P:\Financial Reporting\Abu Non-Performing Loan Portfolio Data received form Prime (Contact Jeff Whorton) Total Loan Home Purchase Price Total UPB (3) Total BPO(3) Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 674 727 $86.638026959999934 $160.25578806999985 $143.99724003999998 0.54062338716999336 0.60166449673572475 1.2882879335957085 Illinois 343 370 44.887076109999967 71.56773335000004 68.582644999999999 0.62719711815492252 0.65449613542901364 1.3256906275825335 California 294 296 88.311604929999959 118.61164395 139.93326999999999 0.7445441441417604 0.6310979864188121 0.95868375244172943 New York 209 212 43.862047169999975 68.648038060000005 80.393022000000002 0.63894101578931517 0.54559520315084031 1.0347544622103328 Arizona 160 187 15.205403510000004 25.136570329999994 21.113399999999999 0.60491162121081643 0.72017787329373784 2.0959590448707126 Wisconsin 158 167 13.025531840000001 17.982250160000003 20.422550000000001 0.72435494579950832 0.63780144203343858 1.1233099499095993 Indiana 155 161 11.076065950000004 15.112299879999998 16.37687 0.73291729504774794 0.67632373890737385 1.1594420418107931 Maryland 145 150 28.392923210000014 41.940860920000006 35.693199999999997 0.676975211933728 0.79547149625138724 1.4056774131520449 New Jersey 145 144 22.899024010000002 37.660787069999991 37.142395 0.60803360183199717 0.61651985581435986 1.2410897587714398 Pennsylvania 114 121 11.043847530000006 16.469702270000006 15.879899999999999 0.67055538399845049 0.69546077305272747 1.235603872946867 Georgia 93 100 10.138313269999998 15.807110560000003 14.981350000000001 0.64137675456354848 0.67672895099573782 1.1955475476067292 Other 1,154 1,175 140.16252711000016 198.19937078000009 203.899698 0.70717947568854578 0.6874091942500089 1.147988481154913 Totals 3,644 3,810 $515.64239159999988 $787.39215539999987 $798.41554004 0.6548736713512856 0.6458321083957943 1.2051915879823913 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,424 2,554 $349.38805905999959 $553.28290492000087 $532.03958503999991 0.63144844775730558 0.65660163056050713 1.2674552250399957 Performing 846 811 116.2150023099998 161.61711312000031 192.55931899999999 0.71907609328295863 0.60352832007055346 1.0032578780246222 Delinquent 374 724 50.01433022999997 72.542137359999998 73.766636000000005 0.68945211776428927 0.67800746979976101 1.1802357537437018 #REF! #REF! #REF! Total/Average 3,644 4,089 $515.61739159999934 $787.44215540000118 $798.36554003999981 0.65500000000000003 0.64600000000000002 1.2051915879823913 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") FOR ACQUISITION SLIDE Non-Performing Loans: Total Purchase Purchase Weighted Number of Purchase Price Total UPB Total BPO Price as % Price as % Average Loans ($ in millions) ($ in millions) ($ in millions) of UPB of BPO LTV 1,441 $117 $189.4 $171.6 0.61799999999999999 0.68200000000000005 1.141 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-21 Stabilized & 180 Day Schedules Obtained from Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) Atlanta 2,557 2,509 0.96731765643682743 $1,203.5456202632627 2,490 0.96144578313253015 $1,196.4106524466749 South Florida 2,534 2,301 0.96697088222511951 $1,620.7982043478262 2,212 0.95343580470162748 $1,614.7412766967252 Houston 1,599 1,538 0.96228868660598177 $1,537.7937695312503 1,493 0.95713328868050906 $1,531.8670147161881 Tampa 1,419 1,349 0.95107487027427728 $1,263.946609792285 1,240 0.94516129032258067 $1,254.5354654141763 Dallas 1,402 1,311 0.97559115179252476 $1,571.4624580152674 1,213 0.94723825226710634 $1,559.7443292682931 Denver 715 626 0.99041533546325877 $1,764.7688000000001 561 0.98752228163992872 $1,757.207956600361 Chicago 714 654 0.96636085626911317 $1,664.5738073394496 604 0.95695364238410596 $1,663.679411764704 Orlando 607 538 0.95724907063197029 $1,304.1714312267654 483 0.95238095238095233 $1,304.970065217391 Southern California 457 440 0.94772727272727275 $1,828.6051025056947 426 0.93427230046948362 $1,816.6842317380354 Northern California 273 271 0.97416974169741699 $1,725.9793726937264 254 0.98425196850393704 $1,752.2536399999995 Phoenix 244 244 0.98360655737704916 $1,197.5769672131148 244 0.98360655737704916 $1,195.8157500000002 Las Vegas 41 41 0.95121951219512191 $1,296.875609756097 41 0.95121951219512191 $1,283.8612820512819 Total/Average 12,562 11,822 0.96608018947724583 $1,471.1499398967258 11,261 0.95657579255838732 $1,462.5057996468743 Starwood Waypoint Residential Trust Period Ending 6/30/15 Homes not intend to hold for the long term Home Count as of March 31, 2015 1,151 SFR homes sold -,125 Prime REOs sold -,206 Additional SFR held for sale 207 Additional Prime Non-rentals 176 Additional Prime Rentals 2 Home Count as of June 30, 2015(1) 1,205 1205 Check 0 Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 42078 (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 98 83 219 73 121 Subtotal - NAREIT FFO 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 2,130 3,317 2,459 1,927 Separation costs 0 0 0 3,543 0 Acquisition fees and other expenses 259 186 622 447 363 Write-off of loan costs 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -50 -,200 -50 -,100 Severance expense 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,259 0 4,443 0 2,184 Core FFO(1) $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 Acquisition costs 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 AFFO $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Same Store Growth Q2 15 This comes from Abu and his supporting Files. Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q2 2015 vs. Q2 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,677 -1.2% -0.16667958397116645 9.3% 2Q 2014 4,057 -2.7% -8.9% 1.3% Y/Y % Increase SS2014 - 1677 SS2Q14 - 4057 Net Operating Income 9.3% 1.3% Revenue -1.2% -2.7% Expenses -0.16667958397116645 -8.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 (unaudited) (unaudited) Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 Other property revenues 1,539 890 2833 1,369 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 Total revenues 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 10,195 7,791 21,520 13,823 Real estate taxes and insurance 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 2,589 1,871 6,155 4,286 General and administrative 4,004 4,444 7,862 9,814 Share-based compensation 1,390 2,130 3,317 2,459 Investment management fees 4,881 3,993 9,662 6,750 Separation costs 0 0 0 3,543 Acquisition fees and other expenses 259 186 622 447 Interest expense, including amortization 19,595 5,191 37,212 6,691 Depreciation and amortization 18,984 7,243 36,992 12,716 Finance-related expenses and write-off of loan costs 911 5,441 1,455 5,441 Impairment of real estate 440 1,233 659 2,067 Total expenses 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net loss -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Provided by John Christie Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change South Florida 125 2.8% 110 4.4% 170 2.9% 405 3.3% Atlanta 139 3.5% 164 3.6% 92 2.8% 395 3.4% Houston 152 1.2% 74 2.7% 60 2.9% 286 1.9% Tampa 101 3.3% 75 6.6% 78 3.1% 254 4.2% Dallas 54 .8% 78 3.8% 65 2.8% 197 2.6% Chicago 24 1.2% 26 2.3% 44 0.03 94 2.3% Phoenix 28 .8% 21 1.9% 28 1.8% 77 1.5% Denver 39 1.7% 20 0.03 11 0.03 70 2.3% Northern California 21 .8% 15 3.6% 25 2.9% 61 2.3% Orlando 20 2.2% 17 1.8% 23 2.8% 60 2.3% Southern California 21 .7% 20 2.9% 19 2.9% 60 2.1% Las Vegas 3 0.0% 1 -0.03 0 n.a. 4 -0.8% Total/Average 727 2.2% 621 3.7% 615 2.9% 1,963 2.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Separation costs 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Acquisition fees and other expenses 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Interest expense, including amortization 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Depreciation and amortization 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Finance-related expenses and write-off of loan costs 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Impairment of real estate 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 81,714 1.7506266469567453 49,130 2.0816032539615286 ,162,582 1.8337694563501015 85,669 2.2926378890464849 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized loss on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net income (loss) -3,339 ,-12,033 -3,225 ,-27,351 Net (income) loss attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Net Asset Value Calculation $42,185 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,205,017 $58.27 ok Less accumulated depreciation ,-72,572 -1.92 ok Add real estate held for sale, net 94,293 2.4900000000000002 ok Investments in real estate, net 2,226,738 58.84 ok Add increase in estimated fair value of investments in real estate ,393,220 10.39 ok Less estimated renovation reserve(1) -,165,757 -4.38 ok Estimated SFR Value 2,454,201 64.850000000000009 ok Non-performing loans 79,538 2.1 ok Non-performing loans held for sale 87,509 2.31 ok Non-performing loans (fair value option) ,412,503 10.9 ok Add increase in estimated fair value of non-performing loans 63,022 1.67 ok Estimated NPL Value ,642,572 16.98 ok Estimated SFR & NPL Value $3,096,773 $81.830000000000013 ok $81.834407921390294 Total shareholders' equity $1,060,554 $28.03 ok Less unamortized debt discount on convertible senior notes ,-34,708 -0.92 ok Less investments in real estate, net -2,226,738 -58.84 ok Less non-performing loans ,-79,538 -2.1 ok Less: non-performing loans held for sale ,-87,509 -2.31 ok Less non-performing loans (fair value option) -,412,503 -10.9 ok Add estimated SFR & NPL value 3,096,773 81.830000000000013 ok Estimated NAV $1,316,331 $34.790000000000006 ok $34.784973911091193 $34.790000000000006 Number of Shares 37,841,943 (1) Renovation reserve includes remaining capital expenditures for non-stabilized homes and average turn 2 cost for stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,205,017 Add: real estate held for sale, net 94,293 Adjusted investments in real estate (excl. depreciation) 2,299,310 Add: increase in estimated fair value of investments in real estate ,154,891 Estimated SFR Value (Fair Value) 2,454,201 Non-performing loans 79,538 Non-performing loans held for sale 87,509 Non-performing loans (fair value option) ,412,503 Add: increase in estimated fair value of non-performing loans 63,022 Estimated NPL Value (Fair Value) ,642,572 Estimated SFR & NPL Value (Fair Value) 3,096,773 Resident and other receivables, net 23,620 Cash and cash equivalents 79,984 Restricted cash 87,247 Deferred leasing costs 29,605 Asset-backed securitization costs, net 26,553 Other Assets 20,836 Total Assets at fair value $3,364,618 Liabilities Senior SFR facility $,629,558 Master repurchase agreement ,404,730 Asset-backed securitization ,527,043 Convertible senior notes, net ,367,792 Add: unamortized debt discount on convertible senior notes 34,708 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 60,121 Resident security deposits and prepaid rent 22,091 Total liabilities at fair value $2,046,043 Less: Non-controlling interests -2,244 Estimated NAV at fair value $1,316,331 Number of Shares 37,841,943 Estimated NAV $34.784976668743724 -5.023331256282404E-3 m Check to NAV calculation 0 m Investments in real estate, net 2,226,738 Add back: accumulated depreciation 72,572 Investments in real estate properties, gross 2,299,310 Adjusted fair value as of 6/30/2015 2,454,201 Increase in estimated fair value of investments in real estate ,154,891 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $0 $0 Condition Adjustment for Stabilized Properties B -,159,728,300 -,159,728 Remaining Construction Costs for Non- Stabilized homes C -6,028,856 -6,029 Total estimated reserves at 6/30/2015 $-,165,757,156 $-,165,757 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 6/30/15 (on 12,666 homes (not Units)) D 2,310,816 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 From Allen Fair value on homes excluded from valuation (Prime REO) E ,143,385 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\REO Schedule June 30 2015 -Prime From Dennis/Prime Adjusted fair value as of 6/30/15 2,454,201 Add: increase in estimated fair value of investments in real estate -,165,757 Per above Investments in real estate 2,226,738 Per above Fair value adjustment ,393,220 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201502. Q2 2015\Fair Value Q2 2015 Book basis ,579,550 Fair value ,642,572 Fair value adjustment F 63,022 DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 49 $,165,582.41571428569 $8,113,538.3699999982 $8,824,263.5800000001 $,710,725.21000000183 $0 $,710,725.21000000183 Other REO Divestitures(2) 80 ,236,992.26712500001 18,959,381.370000001 18,403,054 -,556,327.37000000104 -,556,327.37000000104 0 NPL REO 213 ,132,243.45403755872 28,167,855.710000008 28,054,423.609999999 -,113,432.10000000894 -,113,432.10000000894 0 Total 342 $,161,522.73523391812 $55,240,775.450000003 $55,281,741.189999998 $40,965.739999991842 $-,669,759.47000000998 $,710,725.21000000183 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,185 $42,004 (unaudited) ASSETS Investments in real estate Land $,389,320 $,359,889 Building and improvements 1,815,697 1,619,622 Development costs Total investment in properties 2,205,017 1,979,511 Less accumulated depreciation ,-72,572 ,-41,563 Investment in real estate properties, net 2,132,445 1,937,948 Real estate held for sale, net 94,293 32,102 Total investments in real estate, net 2,226,738 1,970,050 Non-performing loans 79,538 ,125,488 Non-performing loans held for sale 87,509 26,911 Non-performing loans (fair value option) ,412,503 ,491,790 Resident and other receivables, net 23,620 17,270 Cash and cash equivalents 79,984 ,175,198 Restricted cash 87,247 50,749 Deferred financing costs, net 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 Other assets 20,836 17,994 Total assets $3,074,133 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,629,558 $,441,239 Master repurchase agreement ,404,730 ,454,249 Asset-backed securitization, net ,527,043 ,526,816 Convertible senior notes, net ,367,792 ,363,110 Accounts payable and accrued expenses 60,121 52,457 Resident security deposits and prepaid rent 22,091 17,857 Total liabilities 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 381 378 Additional paid-in capital 1,128,334 1,133,239 Accumulated deficit ,-67,999 ,-53,723 Accumulated other comprehensive loss -,162 -70 Total Starwood Waypoint Residential Trust equity 1,060,554 1,079,824 Non-controlling interests 2,244 611 Total equity 1,062,798 1,080,435 Total liabilities and equity $3,074,133 $2,936,163 0 0 ck Shares outstanding end of period 37,841,943 Book value per share $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $-3,444 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 2,589 3,566 3,150 3,508 1,871 6,155 0 General and administrative 4,004 3,858 4,866 4,627 4,444 7,862 0 Share-based compensation 1,390 1,927 3,898 2,101 2,130 3,317 0 Investment management fees 4,881 4,781 4,825 4,522 3,993 9,662 0 Separation costs 0 0 0 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 186 622 0 Interest expense, including amortization 19,595 17,617 16,633 11,899 5,191 37,212 0 Depreciation and amortization 18,984 18,008 19,918 9,238 7,243 36,992 0 Finance-related expenses and write-off of loan costs 911 544 940 1,334 5,441 1,455 0 Impairment of real estate 440 219 171 341 1,233 659 0 Realized loss (gain) on sales of investments in real estate, net -,458 -,246 148 -,125 56 -,704 0 Realized gain on divestiture homes, net -1,101 782 0 0 0 -,319 0 Loss on derivative financial instruments, net 65 211 132 104 470 276 0 Income tax expense 199 225 -44 19 350 424 0 Net income attributable to non-controlling interests 98 121 79 13 83 219 0 check to NOI page QTD YTD Total NOI 48,419 51,969 45,795 31,085 20,575 ,100,388 0 0 0 Add (deduct) adjustments to get to total stabilized home portfolio NOI 0 NPL portfolio NOI components: 0 Realized gain on non-performing loans, net -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-14,486 0 Realized gain on loan conversions, net -6,123 -8,549 -6,994 -5,791 -6,483 ,-14,672 0 Mortgage loan servicing costs 9,586 9,995 11,020 7,918 5,139 19,581 0 Unrealized gain on non-performing loans, net ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-38,383 0 Deduct: Total NPL portfolio NOI ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-47,960 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 1,766 3,289 2,236 2,537 2,726 5,055 0 Add Total Non-stabilized portfolio NOI 1,766 3,289 2,236 2,537 2,726 5,055 0 0 Total stabilized portfolio NOI $30,907 $26,576 $22,181 $20,103 $14,959 $57,483 $0 $0 $0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $30,907 $26,576 $22,903 $20,103 $14,959 $57,483 $0 check to NOI page 0 0 $0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $46,677 $41,983 $37,097 $30,366 $23,602 $88,660 $0 Less Allowance for doubtful accounts -,229.60091323913264 -,708 -,645 -,870 -,614 -,938 0.3990867608673625 Total rental revenues $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $87,722 $0.39908676086633932 Stabilized portfolio NOI margin 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.65528601719067048 Check Balance $0 $28,801 Total Rental Homes Portfolio Obtained from Tri Long - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment Atlanta 2,509 48 2,557 0.95463433711380519 $,101,226.29641376612 $,131,087.46535784123 $335.19064892 1933.0782166601487 22.393038717246782 1992.6069612827532 $1,203.401435602953 $1,203.401435602953 29,861 ,131,087 ,101,226 #REF! $335.2 $29.86069999999998 $101.22630000000001 $131.08699999999999 South Florida 2,301 233 2,534 0.89936858721389112 $,139,002.83067482235 $,174,732.64466456161 442.7 1581.8606395578365 45.031570639305528 1969.9684293606945 $1,622.3531942003515 $1,622.3531942003515 35,730 ,174,733 ,139,003 #REF! $442.7 $35.730200000000025 $139.00279999999998 $174.733 Houston 1,538 61 1,599 0.94308943089430897 $,131,144.58370856775 $,149,831.86085678538 239.5811455099998 2029.5347091932458 26.49093183239529 1988.5090681676047 $1,537.2903253652062 $1,537.2903253652062 18,687 ,149,832 ,131,145 #REF! $239.6 $18.687399999999997 $131.1446 $149.83199999999999 Tampa 1,349 70 1,419 0.90909090909090906 $,104,278.8060606068 $,126,131.956941508 178.98124689999986 1457.1719520789288 40.181113460183269 1974.8188865398167 $1,263.2591388673393 $1,263.2591388673393 21,783 ,126,061 ,104,278 #REF! $179 $21.8 $104.27810000000001 $126.13200000000001 Dallas 1,311 91 1,402 0.91940085592011411 $,140,461.35123395151 $,161,959.56352353797 227.06730806000024 2132.9564907275321 20.074179743224022 1994.925820256776 $1,575.2348524844722 $1,575.2348524844722 21,498 ,161,959 ,140,461 #REF! $227.1 $21.49860000000001 $140.4614 $161.96 Denver 626 89 715 0.90069930069930071 $,200,979.58907692303 $,229,160.70693706267 163.8499054599998 1601.4321678321678 31.928671328671271 1983.0713286713287 $1,767.7161741835148 $1,767.7161741835148 28,181 ,229,161 ,200,980 #REF! $163.80000000000001 $28.181399999999996 $200.9796 $229.161 Chicago 654 60 714 0.90196078431372551 $,120,853.42096638647 $,150,190.40901960791 107.23595204000004 1574.3011204481793 37.906162464985982 1977.093837535014 $1,665.8466925465839 $1,665.8466925465839 29,377 ,150,230 ,120,853 #REF! $107.2 $29.336600000000004 $120.85339999999999 $150.19 Orlando 538 69 607 0.86985172981878089 $,115,203.99233937399 $,141,157.4938056012 85.682598739999932 1583.5172981878088 37.191103789126828 1977.8088962108732 $1,310.2907590132825 $1,310.2907590132825 25,958 ,141,162 ,115,204 #REF! $85.7 $25.953000000000017 $115.20399999999999 $141.15700000000001 Southern California 440 17 457 0.91903719912472648 $,240,908.22404814026 $,254,065.29792122537 116.10784114999998 1640.5295404814005 38.050328227571072 1976.9496717724289 $1,831.941582733813 $1,831.941582733813 13,157 ,254,065 ,240,908 #REF! $116.1 $13.156799999999976 $240.90820000000002 $254.065 Northern California 271 2 273 0.97069597069597069 $,214,385.34564102555 $,227,743.68695970683 62.174026539999964 1506.03663003663 45.505494505494426 1969.4945054945056 $1,729.9144318181814 $1,729.9144318181814 13,323 ,227,708 ,214,385 #REF! $62.2 $13.358699999999999 $214.3853 $227.744 Phoenix 244 0 244 0.98360655737704916 $,139,867.52475409844 $,158,648.43540983609 38.71021824000001 1536.5040983606557 40.127049180327958 1974.872950819672 $1,195.8157500000002 $1,195.8157500000002 18,781 ,158,649 ,139,868 #REF! $38.700000000000003 $18.780499999999989 $139.86750000000001 $158.648 Las Vegas 41 0 41 0.95121951219512191 $,155,992.54487804876 $,167,626.55780487802 6.8726888699999984 1964.560975609756 28.268292682926813 1986.7317073170732 $1,283.8612820512819 $1,283.8612820512819 11,634 ,167,627 ,155,993 #REF! $6.9 $11.634500000000003 $155.99250000000001 $167.62700000000001 Total/Average 11,822 740 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020099986 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 $1,473.9904856970031 26114.377347318557 2,072,274 1,804,304 #REF! $2,004.2 $267.97839999999997 $1,804.3037000000002 $2,072.3359999999998 239.2 2011 1771.8 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Stabilized(5) 11,822 0.96608018947724583 $,131,988.45301302712 $,158,081.405157334 $1,868.8383717700026 1758.6831063361815 32.716291659617582 1982.2837083403824 $1,471.6824316508948 Non-stabilized(5) 740 0.22432432432432434 $,154,544.7591081085 $,182,956.39221621651 135.38773024000022 1770.6662162162163 34.254054054053995 1980.745945945946 $1,639.6477987421383 Total/Average 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020100027 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE

13 PORTFOLIO INFORMATION Total Rental Homes Portfolio – June 30, 2015 Excludes 1,205 homes that we did not intend to hold for the long-term as of June 30, 2015. Please refer to the “Definitions and Reconciliations” pages of this presentation for a definition of homes we did not intend to hold for the long term and a period end roll-forward schedule. Effective January 1, 2015, we measure homes by the number of rental units as compared to our previous measure by number of properties. Although historically we have primarily invested in SFRs, and expect to do so in the foreseeable future, this change takes into account our investments in multi-family properties and, we believe, provides a more meaningful measure to investors. Includes acquisition costs and actual and estimated upfront renovation costs. Actual renovation costs may exceed estimated renovation costs, and we may acquire homes in the future with different characteristics that result in higher renovation costs. As of June 30, 2015, the average actual renovation costs per acquired home were approximately $26,200. Represents average monthly contractual cash rent. Average monthly cash rent is presented before rent concession and incentives (i.e. free rent, Waypoints). To date, rent concessions and incentives have been utilized on a limited basis and have not had a significant impact on our average monthly rent. If the use of rent concessions or other leasing incentives increases in the future, they may have a greater impact by reducing the average monthly rent we receive from leased homes. Please refer to the “Definitions and Reconciliation” pages of this presentation for a definition of stabilized and non-stabilized homes. NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain on non-performing loans, net 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 48,419 ,100,388 Difference $0 $0 bad debt expense as a % of revenue .5% 1.6% Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of June 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 ,404,730 0 0 0 ,404,730 2017 0 0 0 0 ,172,500 ,172,500 2018 ,629,558 0 0 0 0 ,629,558 2019 0 0 0 ,230,000 0 ,230,000 2,787,183.56568 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70529943711131071 Total $,629,558 $,404,730 $,529,011 $0 $,230,000 $0 $,172,500 $1,965,799 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 629558 404730 529011 230000 172500 1965799 Weighted average coupon rate 3.1365999999999998E-2 3.1865999999999998E-2 2.5465999999999999E-2 0.03 4.4999999999999998E-2 3.0917777724986124E-2 Weighted average remaining maturity in years 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 2.9698631391312618 Market equity Security Shares Price Value Common shares 37,841,943 $23.76 $,899,124.56568000012 NAV(3) 37,841,943 $33.11 $1,252,793 Debt Metrics Total debt to total gross assets(4)(5) 0.62152292580617863 Net debt to total estimated fair value of assets(4)(5) 0.61296338727464239 $1,108,334 As of date 42185 42185 42185 42185 42185 maturity 43134 42624 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 0 Total Assets per BS $3,074,133 $0 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,885,815 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,939,246 Net debt less Cert $1,859,262 Syndication 41803 Feb. 5 2018 $,441,239,371.75 1 Accum Deprec. $,-72,572 NAV less Cert $3,033,235 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $0 Net debt to NAV 0.61296338727464239 NPL Debt $41,709 $,454,248,912 3 Total Assets $3,074,133 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,120,152 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.62152292580617863 $1,939,246 $3,146,705 0.61627829745718143 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Acquisitions (SFRs and NPLs) Obtained from Tri Long - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs) FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 132 1598.189393939394 $,159,185.42537878786 $35,483.609090909158 $,194,669.3446969701 $25.7 $1,746.984848484848 ,152,561 $34,347 ,186,908 -7,761.344696970133 Denver 77 1659.4285714285713 $,226,319.93818181817 $24,742.204805194837 $,251,062.14298701301 19.3 $1,839.7142857142858 ,168,246 $16,428 ,184,674 ,-66,388.142987013009 Tampa 70 1510.5 $,127,308.26928571425 $24,607.410999999964 $,151,915.68028571422 10.6 $1,411.1 ,118,353 $20,916 ,139,269 ,-12,646.680285714217 Dallas 59 2184.7796610169494 $,163,964.43423728805 $9,994.9418644068646 $,173,959.37610169491 10.3 $1,643.4237288135594 ,220,142 $15,942 ,236,084 62,124.623898305086 Chicago 55 1741.6363636363637 $,133,929.66436363637 $28,274.536727272673 $,162,204.20109090905 8.9 $1,702.181818181818 ,146,154 $18,436 ,164,590 2,385.7989090909541 Orlando 54 1558.2777777777778 $,117,464.69277777776 $31,274.648333333374 $,148,739.34111111113 8 $1,341.4074074074074 ,114,305 $30,112 ,144,417 -4,322.3411111111345 Houston 34 1924.4411764705883 $,147,896.27117647059 $17,938.853823529411 $,165,835.125 5.6 $1,669.5882352941176 ,121,892 $25,136 ,147,028 ,-18,807.125 Atlanta 28 2462.3571428571427 $,187,354.47071428571 $24,112.665000000008 $,211,467.13571428572 5.9 $1,678.3214285714287 ,160,846 $14,224 ,175,070 ,-36,397.135714285716 Southern California 7 1711.2857142857142 $,353,846.19285714289 $30,377.350000000035 $,384,223.54285714292 2.7 $2,660.4285714285716 ,302,809 $23,671 ,326,480 ,-57,743.542857142922 Total/Avg SFR Acquisitions 516 1743.5406976744187 $,161,792.90418604671 $26,439.639806201361 $,188,232.54399224807 $97.000000000000014 $1,659.5174418604652 ,161,793 $26,440 ,188,233 0.45600775192724541 Total NPLs Converted to SFRs(4) 20 1842.15 $,144,752.31 $19,230.202000000048 $,163,982.51200000005 3.3 $1,474.6470588235295 Total/Avg 536 1747.2201492537313 $,161,157.6111940322 $26,170.630932835658 $,187,327.69205223888 $100.30000000000001 $1,653.6210131332082 Support Slide Abt Sway pg. 1, 2014 SFR gross Yield $19,914.20930232558 Annualized Estimated Average Rent per Home $97,000.15 Aggregate Investment above 0.20530112682809873 SFR Gross Yield Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,185 $42,185 (unaudited) (unaudited) Total revenues $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-3,444 Core FFO(1) $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 11822 10970 9754 Non-stabilized homes(3) 740 1247 1663 Total Homes(4) 12562 12217 11417 Leased Percentages Stabilized homes 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio(4) 0.92238497054609137 0.89121715642138 0.83793173921929276 Starwood Waypoint Residential Trust Period Ending 6/30/15 NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,174 Loans converted to real estate -,486 Loan liquidations and other basis reductions -85 Loan Count as of June 30, 2015 3,644 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 15 Gain on sales of previously depreciated investments in real estate -,245.69383999999994 -,253 -27 Non-controlling interests 121 79 13 Subtotal - NAREIT FFO 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,927 3,898 2,101 Separation costs 0 0 0 Acquisition fees and other expenses 363 637 217 Write-off of loan costs 0 0 0 Loss on derivative financial instruments, net 111 132 104 Amortization of derivative financial instruments cost 0 -90 -81 Severance expense 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,184 1,998 1,048 Core FFO $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 Recurring capital expenditures 0 0 0 Acquisition costs 0 0 0 Other non-property related depreciation and amortization 0 0 0 Stock-based compensation expense 0 0 0 AFFO $22,461.30616 $16,761 $6,270 Core FFO per share $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 37,821,364 38,613,270 39,079,365 Q2 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 2,589 1,871 General and administrative 4,004 4,444 Share-based compensation 1,390 2,130 Investment management fees 4,881 3,993 Separation costs 0 0 Acquisition fees and other expenses 259 186 Interest expense, including amortization 19,595 5,191 Depreciation and amortization 18,984 7,243 Finance-related expenses and write-off of loan costs 911 5,441 Impairment of real estate 440 1,233 Realized loss (gain) on sales of investments in real estate, net -,458 56 Realized gain on divestiture homes, net -1,101 0 Loss on derivative financial instruments, net 65 470 Income tax expense 199 350 Net income attributable to non-controlling interests 98 83 Total NOI 48,419 20,575 Deduct: Total NPL portfolio NOI ,-19,278 -8,342 Total SFR portfolio NOI 29,141 12,233 Deduct: Non-2Q 2014 same store NOI 18,732 1,959 Same store NOI from homes stabilized prior to 2Q 2014 10,409 10,274 Deduct: Non-1Q 2014 same store NOI 6,113 6,334 Same store NOI from homes stabilized prior to 1Q 2014 4,296 3,940 From Abu's same store workpaper - see support below: Stabilized Prior to 2Q 2014 Stabilized Prior to 1Q 2014 From ABU - Same Store Workpaper - Q2 P:\Financial Reporting\Abu Non-Performing Loan Portfolio Data received form Prime (Contact Jeff Whorton) Total Loan Home Purchase Price Total UPB (3) Total BPO(3) Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 674 727 $86.638026959999934 $160.25578806999985 $143.99724003999998 0.54062338716999336 0.60166449673572475 1.2882879335957085 Illinois 343 370 44.887076109999967 71.56773335000004 68.582644999999999 0.62719711815492252 0.65449613542901364 1.3256906275825335 California 294 296 88.311604929999959 118.61164395 139.93326999999999 0.7445441441417604 0.6310979864188121 0.95868375244172943 New York 209 212 43.862047169999975 68.648038060000005 80.393022000000002 0.63894101578931517 0.54559520315084031 1.0347544622103328 Arizona 160 187 15.205403510000004 25.136570329999994 21.113399999999999 0.60491162121081643 0.72017787329373784 2.0959590448707126 Wisconsin 158 167 13.025531840000001 17.982250160000003 20.422550000000001 0.72435494579950832 0.63780144203343858 1.1233099499095993 Indiana 155 161 11.076065950000004 15.112299879999998 16.37687 0.73291729504774794 0.67632373890737385 1.1594420418107931 Maryland 145 150 28.392923210000014 41.940860920000006 35.693199999999997 0.676975211933728 0.79547149625138724 1.4056774131520449 New Jersey 145 144 22.899024010000002 37.660787069999991 37.142395 0.60803360183199717 0.61651985581435986 1.2410897587714398 Pennsylvania 114 121 11.043847530000006 16.469702270000006 15.879899999999999 0.67055538399845049 0.69546077305272747 1.235603872946867 Georgia 93 100 10.138313269999998 15.807110560000003 14.981350000000001 0.64137675456354848 0.67672895099573782 1.1955475476067292 Other 1,154 1,175 140.16252711000016 198.19937078000009 203.899698 0.70717947568854578 0.6874091942500089 1.147988481154913 Totals 3,644 3,810 $515.64239159999988 $787.39215539999987 $798.41554004 0.6548736713512856 0.6458321083957943 1.2051915879823913 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,424 2,554 $349.38805905999959 $553.28290492000087 $532.03958503999991 0.63144844775730558 0.65660163056050713 1.2674552250399957 Performing 846 811 116.2150023099998 161.61711312000031 192.55931899999999 0.71907609328295863 0.60352832007055346 1.0032578780246222 Delinquent 374 724 50.01433022999997 72.542137359999998 73.766636000000005 0.68945211776428927 0.67800746979976101 1.1802357537437018 #REF! #REF! #REF! Total/Average 3,644 4,089 $515.61739159999934 $787.44215540000118 $798.36554003999981 0.65500000000000003 0.64600000000000002 1.2051915879823913 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") FOR ACQUISITION SLIDE Non-Performing Loans: Total Purchase Purchase Weighted Number of Purchase Price Total UPB Total BPO Price as % Price as % Average Loans ($ in millions) ($ in millions) ($ in millions) of UPB of BPO LTV 1,441 $117 $189.4 $171.6 0.61799999999999999 0.68200000000000005 1.141 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-21 Stabilized & 180 Day Schedules Obtained from Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) Atlanta 2,557 2,509 0.96731765643682743 $1,203.5456202632627 2,490 0.96144578313253015 $1,196.4106524466749 South Florida 2,534 2,301 0.96697088222511951 $1,620.7982043478262 2,212 0.95343580470162748 $1,614.7412766967252 Houston 1,599 1,538 0.96228868660598177 $1,537.7937695312503 1,493 0.95713328868050906 $1,531.8670147161881 Tampa 1,419 1,349 0.95107487027427728 $1,263.946609792285 1,240 0.94516129032258067 $1,254.5354654141763 Dallas 1,402 1,311 0.97559115179252476 $1,571.4624580152674 1,213 0.94723825226710634 $1,559.7443292682931 Denver 715 626 0.99041533546325877 $1,764.7688000000001 561 0.98752228163992872 $1,757.207956600361 Chicago 714 654 0.96636085626911317 $1,664.5738073394496 604 0.95695364238410596 $1,663.679411764704 Orlando 607 538 0.95724907063197029 $1,304.1714312267654 483 0.95238095238095233 $1,304.970065217391 Southern California 457 440 0.94772727272727275 $1,828.6051025056947 426 0.93427230046948362 $1,816.6842317380354 Northern California 273 271 0.97416974169741699 $1,725.9793726937264 254 0.98425196850393704 $1,752.2536399999995 Phoenix 244 244 0.98360655737704916 $1,197.5769672131148 244 0.98360655737704916 $1,195.8157500000002 Las Vegas 41 41 0.95121951219512191 $1,296.875609756097 41 0.95121951219512191 $1,283.8612820512819 Total/Average 12,562 11,822 0.96608018947724583 $1,471.1499398967258 11,261 0.95657579255838732 $1,462.5057996468743 Starwood Waypoint Residential Trust Period Ending 6/30/15 Homes not intend to hold for the long term Home Count as of March 31, 2015 1,151 SFR homes sold -,125 Prime REOs sold -,206 Additional SFR held for sale 207 Additional Prime Non-rentals 176 Additional Prime Rentals 2 Home Count as of June 30, 2015(1) 1,205 1205 Check 0 Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 42078 (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 98 83 219 73 121 Subtotal - NAREIT FFO 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 2,130 3,317 2,459 1,927 Separation costs 0 0 0 3,543 0 Acquisition fees and other expenses 259 186 622 447 363 Write-off of loan costs 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -50 -,200 -50 -,100 Severance expense 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,259 0 4,443 0 2,184 Core FFO(1) $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 Acquisition costs 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 AFFO $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Same Store Growth Q2 15 This comes from Abu and his supporting Files. Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q2 2015 vs. Q2 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,677 -1.2% -0.16667958397116645 9.3% 2Q 2014 4,057 -2.7% -8.9% 1.3% Y/Y % Increase SS2014 - 1677 SS2Q14 - 4057 Net Operating Income 9.3% 1.3% Revenue -1.2% -2.7% Expenses -0.16667958397116645 -8.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 (unaudited) (unaudited) Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 Other property revenues 1,539 890 2833 1,369 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 Total revenues 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 10,195 7,791 21,520 13,823 Real estate taxes and insurance 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 2,589 1,871 6,155 4,286 General and administrative 4,004 4,444 7,862 9,814 Share-based compensation 1,390 2,130 3,317 2,459 Investment management fees 4,881 3,993 9,662 6,750 Separation costs 0 0 0 3,543 Acquisition fees and other expenses 259 186 622 447 Interest expense, including amortization 19,595 5,191 37,212 6,691 Depreciation and amortization 18,984 7,243 36,992 12,716 Finance-related expenses and write-off of loan costs 911 5,441 1,455 5,441 Impairment of real estate 440 1,233 659 2,067 Total expenses 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net loss -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Provided by John Christie Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change South Florida 125 2.8% 110 4.4% 170 2.9% 405 3.3% Atlanta 139 3.5% 164 3.6% 92 2.8% 395 3.4% Houston 152 1.2% 74 2.7% 60 2.9% 286 1.9% Tampa 101 3.3% 75 6.6% 78 3.1% 254 4.2% Dallas 54 .8% 78 3.8% 65 2.8% 197 2.6% Chicago 24 1.2% 26 2.3% 44 0.03 94 2.3% Phoenix 28 .8% 21 1.9% 28 1.8% 77 1.5% Denver 39 1.7% 20 0.03 11 0.03 70 2.3% Northern California 21 .8% 15 3.6% 25 2.9% 61 2.3% Orlando 20 2.2% 17 1.8% 23 2.8% 60 2.3% Southern California 21 .7% 20 2.9% 19 2.9% 60 2.1% Las Vegas 3 0.0% 1 -0.03 0 n.a. 4 -0.8% Total/Average 727 2.2% 621 3.7% 615 2.9% 1,963 2.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Separation costs 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Acquisition fees and other expenses 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Interest expense, including amortization 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Depreciation and amortization 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Finance-related expenses and write-off of loan costs 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Impairment of real estate 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 81,714 1.7506266469567453 49,130 2.0816032539615286 ,162,582 1.8337694563501015 85,669 2.2926378890464849 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized loss on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net income (loss) -3,339 ,-12,033 -3,225 ,-27,351 Net (income) loss attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Net Asset Value Calculation $42,185 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,205,017 $58.27 ok Less accumulated depreciation ,-72,572 -1.92 ok Add real estate held for sale, net 94,293 2.4900000000000002 ok Investments in real estate, net 2,226,738 58.84 ok Add increase in estimated fair value of investments in real estate ,393,221 10.39 ok Less estimated renovation reserve(1) -,229,296 -6.06 ok Estimated SFR Value 2,390,663 63.17 ok Non-performing loans 79,538 2.1 ok Non-performing loans held for sale 87,509 2.31 ok Non-performing loans (fair value option) ,412,503 10.9 ok Add increase in estimated fair value of non-performing loans 63,022 1.67 ok Estimated NPL Value ,642,572 16.98 ok Estimated SFR & NPL Value $3,033,235 $80.150000000000006 ok $80.155371514618039 Total shareholders' equity $1,060,554 $28.03 ok Less unamortized debt discount on convertible senior notes ,-34,708 -0.92 ok Less investments in real estate, net -2,226,738 -58.84 ok Less non-performing loans ,-79,538 -2.1 ok Less: non-performing loans held for sale ,-87,509 -2.31 ok Less non-performing loans (fair value option) -,412,503 -10.9 ok Add estimated SFR & NPL value 3,033,235 80.150000000000006 ok Estimated NAV $1,252,793 $33.11 ok $33.105937504318952 $33.11 Number of Shares 37,841,943 (1) Renovation reserve includes remaining capital expenditures for non-stabilized homes and average turn 2 cost for stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,205,017 Add: real estate held for sale, net 94,293 Adjusted investments in real estate (excl. depreciation) 2,299,310 Add: increase in estimated fair value of investments in real estate 91,353 Estimated SFR Value (Fair Value) 2,390,663 Non-performing loans 79,538 Non-performing loans held for sale 87,509 Non-performing loans (fair value option) ,412,503 Add: increase in estimated fair value of non-performing loans 63,022 Estimated NPL Value (Fair Value) ,642,572 Estimated SFR & NPL Value (Fair Value) 3,033,235 Resident and other receivables, net 23,620 Cash and cash equivalents 79,984 Restricted cash 87,247 Deferred leasing costs 29,605 Asset-backed securitization costs, net 26,553 Other Assets 20,836 Total Assets at fair value $3,301,080 Liabilities Senior SFR facility $,629,558 Master repurchase agreement ,404,730 Asset-backed securitization ,527,043 Convertible senior notes, net ,367,792 Add: unamortized debt discount on convertible senior notes 34,708 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 60,121 Resident security deposits and prepaid rent 22,091 Total liabilities at fair value $2,046,043 Less: Non-controlling interests -2,244 Estimated NAV at fair value $1,252,793 Number of Shares 37,841,943 Estimated NAV $33.105940128862315 -4.0598711376844676E-3 m Check to NAV calculation 0 m Investments in real estate, net 2,226,738 Add back: accumulated depreciation 72,572 Investments in real estate properties, gross 2,299,310 Adjusted fair value as of 6/30/2015 2,390,663 Increase in estimated fair value of investments in real estate 91,353 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $,-50,722,880 $,-50,723 Condition Adjustment for Stabilized Properties B -,172,530,950 -,172,531 Remaining Construction Costs for Non- Stabilized homes C -6,041,600 -6,042 Total estimated reserves at 6/30/2015 $-,229,295,430 $-,229,296 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 6/30/15 (on 12,666 homes (not Units)) D 2,247,278 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 From Allen Fair value on homes excluded from valuation (Prime REO) E ,143,385 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\REO Schedule June 30 2015 -Prime From Dennis/Prime Adjusted fair value as of 6/30/15 2,390,663 Add: increase in estimated fair value of investments in real estate -,229,296 Per above Investments in real estate 2,226,738 Per above Fair value adjustment ,393,221 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201502. Q2 2015\Fair Value Q2 2015 Book basis ,579,550 Fair value ,642,572 Fair value adjustment F 63,022 DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 49 $,165,582.41571428569 $8,113,538.3699999982 $8,824,263.5800000001 $,710,725.21000000183 $0 $,710,725.21000000183 Other REO Divestitures(2) 80 ,236,992.26712500001 18,959,381.370000001 18,403,054 -,556,327.37000000104 -,556,327.37000000104 0 NPL REO 213 ,132,243.45403755872 28,167,855.710000008 28,054,423.609999999 -,113,432.10000000894 -,113,432.10000000894 0 Total 342 $,161,522.73523391812 $55,240,775.450000003 $55,281,741.189999998 $40,965.739999991842 $-,669,759.47000000998 $,710,725.21000000183 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,185 $42,004 (unaudited) ASSETS Investments in real estate Land $,389,320 $,359,889 Building and improvements 1,815,697 1,619,622 Development costs Total investment in properties 2,205,017 1,979,511 Less accumulated depreciation ,-72,572 ,-41,563 Investment in real estate properties, net 2,132,445 1,937,948 Real estate held for sale, net 94,293 32,102 Total investments in real estate, net 2,226,738 1,970,050 Non-performing loans 79,538 ,125,488 Non-performing loans held for sale 87,509 26,911 Non-performing loans (fair value option) ,412,503 ,491,790 Resident and other receivables, net 23,620 17,270 Cash and cash equivalents 79,984 ,175,198 Restricted cash 87,247 50,749 Deferred financing costs, net 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 Other assets 20,836 17,994 Total assets $3,074,133 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,629,558 $,441,239 Master repurchase agreement ,404,730 ,454,249 Asset-backed securitization, net ,527,043 ,526,816 Convertible senior notes, net ,367,792 ,363,110 Accounts payable and accrued expenses 60,121 52,457 Resident security deposits and prepaid rent 22,091 17,857 Total liabilities 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 381 378 Additional paid-in capital 1,128,334 1,133,239 Accumulated deficit ,-67,999 ,-53,723 Accumulated other comprehensive loss -,162 -70 Total Starwood Waypoint Residential Trust equity 1,060,554 1,079,824 Non-controlling interests 2,244 611 Total equity 1,062,798 1,080,435 Total liabilities and equity $3,074,133 $2,936,163 0 0 ck Shares outstanding end of period 37,841,943 Book value per share $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $-3,444 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 2,589 3,566 3,150 3,508 1,871 6,155 0 General and administrative 4,004 3,858 4,866 4,627 4,444 7,862 0 Share-based compensation 1,390 1,927 3,898 2,101 2,130 3,317 0 Investment management fees 4,881 4,781 4,825 4,522 3,993 9,662 0 Separation costs 0 0 0 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 186 622 0 Interest expense, including amortization 19,595 17,617 16,633 11,899 5,191 37,212 0 Depreciation and amortization 18,984 18,008 19,918 9,238 7,243 36,992 0 Finance-related expenses and write-off of loan costs 911 544 940 1,334 5,441 1,455 0 Impairment of real estate 440 219 171 341 1,233 659 0 Realized loss (gain) on sales of investments in real estate, net -,458 -,246 148 -,125 56 -,704 0 Realized gain on divestiture homes, net -1,101 782 0 0 0 -,319 0 Loss on derivative financial instruments, net 65 211 132 104 470 276 0 Income tax expense 199 225 -44 19 350 424 0 Net income attributable to non-controlling interests 98 121 79 13 83 219 0 check to NOI page QTD YTD Total NOI 48,419 51,969 45,795 31,085 20,575 ,100,388 0 0 0 Add (deduct) adjustments to get to total stabilized home portfolio NOI 0 NPL portfolio NOI components: 0 Realized gain on non-performing loans, net -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-14,486 0 Realized gain on loan conversions, net -6,123 -8,549 -6,994 -5,791 -6,483 ,-14,672 0 Mortgage loan servicing costs 9,586 9,995 11,020 7,918 5,139 19,581 0 Unrealized gain on non-performing loans, net ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-38,383 0 Deduct: Total NPL portfolio NOI ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-47,960 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 1,766 3,289 2,236 2,537 2,726 5,055 0 Add Total Non-stabilized portfolio NOI 1,766 3,289 2,236 2,537 2,726 5,055 0 0 Total stabilized portfolio NOI $30,907 $26,576 $22,181 $20,103 $14,959 $57,483 $0 $0 $0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $30,907 $26,576 $22,903 $20,103 $14,959 $57,483 $0 check to NOI page 0 0 $0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $46,677 $41,983 $37,097 $30,366 $23,602 $88,660 $0 Less Allowance for doubtful accounts -,229.60091323913264 -,708 -,645 -,870 -,614 -,938 0.3990867608673625 Total rental revenues $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $87,722 $0.39908676086633932 Stabilized portfolio NOI margin 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.65528601719067048 Check Balance $0 $28,801 Total Rental Homes Portfolio Obtained from Tri Long - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment Atlanta 2,509 48 2,557 0.95463433711380519 $,101,226.29641376612 $,131,087.46535784123 $335.19064892 1933.0782166601487 22.393038717246782 2014 $1,203.401435602953 $1,203.401435602953 29,861 ,131,087 ,101,226 #REF! $335.2 $29.86069999999998 $101.22630000000001 $131.08699999999999 South Florida 2,301 233 2,534 0.89936858721389112 $,139,002.83067482235 $,174,732.64466456161 442.7 1581.8606395578365 45.031570639305528 2013 $1,622.3531942003515 $1,622.3531942003515 35,730 ,174,733 ,139,003 #REF! $442.7 $35.730200000000025 $139.00279999999998 $174.733 Houston 1,538 61 1,599 0.94308943089430897 $,131,144.58370856775 $,149,831.86085678538 239.5811455099998 2029.5347091932458 26.49093183239529 2013 $1,537.2903253652062 $1,537.2903253652062 18,687 ,149,832 ,131,145 #REF! $239.6 $18.687399999999997 $131.1446 $149.83199999999999 Tampa 1,349 70 1,419 0.90909090909090906 $,104,278.8060606068 $,126,131.956941508 178.98124689999986 1457.1719520789288 40.181113460183269 2014 $1,263.2591388673393 $1,263.2591388673393 21,783 ,126,061 ,104,278 #REF! $179 $21.8 $104.27810000000001 $126.13200000000001 Dallas 1,311 91 1,402 0.91940085592011411 $,140,461.35123395151 $,161,959.56352353797 227.06730806000024 2132.9564907275321 20.074179743224022 2014 $1,575.2348524844722 $1,575.2348524844722 21,498 ,161,959 ,140,461 #REF! $227.1 $21.49860000000001 $140.4614 $161.96 Denver 626 89 715 0.90069930069930071 $,200,979.58907692303 $,229,160.70693706267 163.8499054599998 1601.4321678321678 31.928671328671271 2014 $1,767.7161741835148 $1,767.7161741835148 28,181 ,229,161 ,200,980 #REF! $163.80000000000001 $28.181399999999996 $200.9796 $229.161 Chicago 654 60 714 0.90196078431372551 $,120,853.42096638647 $,150,190.40901960791 107.23595204000004 1574.3011204481793 37.906162464985982 2014 $1,665.8466925465839 $1,665.8466925465839 29,377 ,150,230 ,120,853 #REF! $107.2 $29.336600000000004 $120.85339999999999 $150.19 Orlando 538 69 607 0.86985172981878089 $,115,203.99233937399 $,141,157.4938056012 85.682598739999932 1583.5172981878088 37.191103789126828 2014 $1,310.2907590132825 $1,310.2907590132825 25,958 ,141,162 ,115,204 #REF! $85.7 $25.953000000000017 $115.20399999999999 $141.15700000000001 Southern California 440 17 457 0.91903719912472648 $,240,908.22404814026 $,254,065.29792122537 116.10784114999998 1640.5295404814005 38.050328227571072 2014 $1,831.941582733813 $1,831.941582733813 13,157 ,254,065 ,240,908 #REF! $116.1 $13.156799999999976 $240.90820000000002 $254.065 Northern California 271 2 273 0.97069597069597069 $,214,385.34564102555 $,227,743.68695970683 62.174026539999964 1506.03663003663 45.505494505494426 2013 $1,729.9144318181814 $1,729.9144318181814 13,323 ,227,708 ,214,385 #REF! $62.2 $13.358699999999999 $214.3853 $227.744 Phoenix 244 0 244 0.98360655737704916 $,139,867.52475409844 $,158,648.43540983609 38.71021824000001 1536.5040983606557 40.127049180327958 2014 $1,195.8157500000002 $1,195.8157500000002 18,781 ,158,649 ,139,868 #REF! $38.700000000000003 $18.780499999999989 $139.86750000000001 $158.648 Las Vegas 41 0 41 0.95121951219512191 $,155,992.54487804876 $,167,626.55780487802 6.8726888699999984 1964.560975609756 28.268292682926813 2013 $1,283.8612820512819 $1,283.8612820512819 11,634 ,167,627 ,155,993 #REF! $6.9 $11.634500000000003 $155.99250000000001 $167.62700000000001 Total/Average 11,822 740 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020099986 1759.3890613804633 32.806877885687072 2014 $1,473.9904856970031 $1,473.9904856970031 26114.377347318557 2,072,274 1,804,304 #REF! $2,004.2 $267.97839999999997 $1,804.3037000000002 $2,072.3359999999998 239.2 2011 1771.8 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Stabilized(5) 11,822 0.96608018947724583 $,131,988.45301302712 $,158,081.405157334 $1,868.8383717700026 1758.6831063361815 32.716291659617582 2014 $1,471.6824316508948 Non-stabilized(5) 740 0.22432432432432434 $,154,544.7591081085 $,182,956.39221621651 135.38773024000022 1770.6662162162163 34.254054054053995 2015 $1,639.6477987421383 Total/Average 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020100027 1759.3890613804633 32.806877885687072 2014 $1,473.9904856970031 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain on non-performing loans, net 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 48,419 ,100,388 Difference $0 $0 bad debt expense as a % of revenue .5% 1.6% Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of June 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 ,404,730 0 0 0 ,404,730 2017 0 0 0 0 ,172,500 ,172,500 2018 ,629,558 0 0 0 0 ,629,558 2019 0 0 0 ,230,000 0 ,230,000 2,787,183.56568 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70529943711131071 Total $,629,558 $,404,730 $,529,011 $0 $,230,000 $0 $,172,500 $1,965,799 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 629558 404730 529011 230000 172500 1965799 Weighted average coupon rate 3.1365999999999998E-2 3.1865999999999998E-2 2.5465999999999999E-2 0.03 4.4999999999999998E-2 3.0917777724986124E-2 Weighted average remaining maturity in years 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 2.9698631391312618 Market equity Security Shares Price Value Common shares 37,841,943 $23.76 $,899,124.56568000012 NAV(3) 37,841,943 $33.11 $1,252,793 Debt Metrics Total debt to total gross assets(4)(5) 0.62152292580617863 Net debt to total estimated fair value of assets(4)(5) 0.61296338727464239 $1,108,334 As of date 42185 42185 42185 42185 42185 maturity 43134 42624 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 0 Total Assets per BS $3,074,133 $0 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,885,815 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,939,246 Net debt less Cert $1,859,262 Syndication 41803 Feb. 5 2018 $,441,239,371.75 1 Accum Deprec. $,-72,572 NAV less Cert $3,033,235 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $0 Net debt to NAV 0.61296338727464239 NPL Debt $41,709 $,454,248,912 3 Total Assets $3,074,133 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,120,152 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.62152292580617863 $1,939,246 $3,146,705 0.61627829745718143 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Acquisitions (SFRs and NPLs) Obtained from Tri Long - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs) FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 132 1598.189393939394 $,159,185.42537878786 $35,483.609090909158 $,194,669.3446969701 $25.7 $1,746.984848484848 ,152,561 $34,347 ,186,908 -7,761.344696970133 Denver 77 1659.4285714285713 $,226,319.93818181817 $24,742.204805194837 $,251,062.14298701301 19.3 $1,839.7142857142858 ,168,246 $16,428 ,184,674 ,-66,388.142987013009 Tampa 70 1510.5 $,127,308.26928571425 $24,607.410999999964 $,151,915.68028571422 10.6 $1,411.1 ,118,353 $20,916 ,139,269 ,-12,646.680285714217 Dallas 59 2184.7796610169494 $,163,964.43423728805 $9,994.9418644068646 $,173,959.37610169491 10.3 $1,643.4237288135594 ,220,142 $15,942 ,236,084 62,124.623898305086 Chicago 55 1741.6363636363637 $,133,929.66436363637 $28,274.536727272673 $,162,204.20109090905 8.9 $1,702.181818181818 ,146,154 $18,436 ,164,590 2,385.7989090909541 Orlando 54 1558.2777777777778 $,117,464.69277777776 $31,274.648333333374 $,148,739.34111111113 8 $1,341.4074074074074 ,114,305 $30,112 ,144,417 -4,322.3411111111345 Houston 34 1924.4411764705883 $,147,896.27117647059 $17,938.853823529411 $,165,835.125 5.6 $1,669.5882352941176 ,121,892 $25,136 ,147,028 ,-18,807.125 Atlanta 28 2462.3571428571427 $,187,354.47071428571 $24,112.665000000008 $,211,467.13571428572 5.9 $1,678.3214285714287 ,160,846 $14,224 ,175,070 ,-36,397.135714285716 Southern California 7 1711.2857142857142 $,353,846.19285714289 $30,377.350000000035 $,384,223.54285714292 2.7 $2,660.4285714285716 ,302,809 $23,671 ,326,480 ,-57,743.542857142922 Total/Avg SFR Acquisitions 516 1743.5406976744187 $,161,792.90418604671 $26,439.639806201361 $,188,232.54399224807 $97.000000000000014 $1,659.5174418604652 ,161,793 $26,440 ,188,233 0.45600775192724541 Total NPLs Converted to SFRs(4) 20 1842.15 $,144,752.31 $19,230.202000000048 $,163,982.51200000005 3.3 $1,474.6470588235295 Total/Avg 536 1747.2201492537313 $,161,157.6111940322 $26,170.630932835658 $,187,327.69205223888 $100.30000000000001 $1,653.6210131332082 Support Slide Abt Sway pg. 1, 2014 SFR gross Yield $19,914.20930232558 Annualized Estimated Average Rent per Home $97,000.15 Aggregate Investment above 0.20530112682809873 SFR Gross Yield Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,185 $42,185 (unaudited) (unaudited) Total revenues $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-3,444 Core FFO(1) $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 11822 10970 9754 Non-stabilized homes(3) 740 1247 1663 Total Homes(4) 12562 12217 11417 Leased Percentages Stabilized homes 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio(4) 0.92238497054609137 0.89121715642138 0.83793173921929276 Starwood Waypoint Residential Trust Period Ending 6/30/15 NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,174 Loans converted to real estate -,486 Loan liquidations and other basis reductions -85 Loan Count as of June 30, 2015 3,644 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 15 Gain on sales of previously depreciated investments in real estate -,245.69383999999994 -,253 -27 Non-controlling interests 121 79 13 Subtotal - NAREIT FFO 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,927 3,898 2,101 Separation costs 0 0 0 Acquisition fees and other expenses 363 637 217 Write-off of loan costs 0 0 0 Loss on derivative financial instruments, net 111 132 104 Amortization of derivative financial instruments cost 0 -90 -81 Severance expense 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,184 1,998 1,048 Core FFO $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 Recurring capital expenditures 0 0 0 Acquisition costs 0 0 0 Other non-property related depreciation and amortization 0 0 0 Stock-based compensation expense 0 0 0 AFFO $22,461.30616 $16,761 $6,270 Core FFO per share $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 37,821,364 38,613,270 39,079,365 Q2 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 2,589 1,871 General and administrative 4,004 4,444 Share-based compensation 1,390 2,130 Investment management fees 4,881 3,993 Separation costs 0 0 Acquisition fees and other expenses 259 186 Interest expense, including amortization 19,595 5,191 Depreciation and amortization 18,984 7,243 Finance-related expenses and write-off of loan costs 911 5,441 Impairment of real estate 440 1,233 Realized loss (gain) on sales of investments in real estate, net -,458 56 Realized gain on divestiture homes, net -1,101 0 Loss on derivative financial instruments, net 65 470 Income tax expense 199 350 Net income attributable to non-controlling interests 98 83 Total NOI 48,419 20,575 Deduct: Total NPL portfolio NOI ,-19,278 -8,342 Total SFR portfolio NOI 29,141 12,233 Deduct: Non-2Q 2014 same store NOI 18,732 1,959 Same store NOI from homes stabilized prior to 2Q 2014 10,409 10,274 Deduct: Non-1Q 2014 same store NOI 6,113 6,334 Same store NOI from homes stabilized prior to 1Q 2014 4,296 3,940 From Abu's same store workpaper - see support below: Stabilized Prior to 2Q 2014 Stabilized Prior to 1Q 2014 From ABU - Same Store Workpaper - Q2 P:\Financial Reporting\Abu Non-Performing Loan Portfolio Data received form Prime (Contact Jeff Whorton) Total Loan Home Purchase Price Total UPB (3) Total BPO(3) Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 674 727 $86.638026959999934 $160.25578806999985 $143.99724003999998 0.54062338716999336 0.60166449673572475 1.2882879335957085 Illinois 343 370 44.887076109999967 71.56773335000004 68.582644999999999 0.62719711815492252 0.65449613542901364 1.3256906275825335 California 294 296 88.311604929999959 118.61164395 139.93326999999999 0.7445441441417604 0.6310979864188121 0.95868375244172943 New York 209 212 43.862047169999975 68.648038060000005 80.393022000000002 0.63894101578931517 0.54559520315084031 1.0347544622103328 Arizona 160 187 15.205403510000004 25.136570329999994 21.113399999999999 0.60491162121081643 0.72017787329373784 2.0959590448707126 Wisconsin 158 167 13.025531840000001 17.982250160000003 20.422550000000001 0.72435494579950832 0.63780144203343858 1.1233099499095993 Indiana 155 161 11.076065950000004 15.112299879999998 16.37687 0.73291729504774794 0.67632373890737385 1.1594420418107931 Maryland 145 150 28.392923210000014 41.940860920000006 35.693199999999997 0.676975211933728 0.79547149625138724 1.4056774131520449 New Jersey 145 144 22.899024010000002 37.660787069999991 37.142395 0.60803360183199717 0.61651985581435986 1.2410897587714398 Pennsylvania 114 121 11.043847530000006 16.469702270000006 15.879899999999999 0.67055538399845049 0.69546077305272747 1.235603872946867 Georgia 93 100 10.138313269999998 15.807110560000003 14.981350000000001 0.64137675456354848 0.67672895099573782 1.1955475476067292 Other 1,154 1,175 140.16252711000016 198.19937078000009 203.899698 0.70717947568854578 0.6874091942500089 1.147988481154913 Totals 3,644 3,810 $515.64239159999988 $787.39215539999987 $798.41554004 0.6548736713512856 0.6458321083957943 1.2051915879823913 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,424 2,554 $349.38805905999959 $553.28290492000087 $532.03958503999991 0.63144844775730558 0.65660163056050713 1.2674552250399957 Performing 846 811 116.2150023099998 161.61711312000031 192.55931899999999 0.71907609328295863 0.60352832007055346 1.0032578780246222 Delinquent 374 724 50.01433022999997 72.542137359999998 73.766636000000005 0.68945211776428927 0.67800746979976101 1.1802357537437018 #REF! #REF! #REF! Total/Average 3,644 4,089 $515.61739159999934 $787.44215540000118 $798.36554003999981 0.65500000000000003 0.64600000000000002 1.2051915879823913 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") FOR ACQUISITION SLIDE Non-Performing Loans: Total Purchase Purchase Weighted Number of Purchase Price Total UPB Total BPO Price as % Price as % Average Loans ($ in millions) ($ in millions) ($ in millions) of UPB of BPO LTV 1,441 $117 $189.4 $171.6 0.61799999999999999 0.68200000000000005 1.141 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-21 Stabilized & 180 Day Schedules Obtained from Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) Atlanta 2,557 2,509 0.96731765643682743 $1,203.5456202632627 2,490 0.96144578313253015 $1,196.4106524466749 South Florida 2,534 2,301 0.96697088222511951 $1,620.7982043478262 2,212 0.95343580470162748 $1,614.7412766967252 Houston 1,599 1,538 0.96228868660598177 $1,537.7937695312503 1,493 0.95713328868050906 $1,531.8670147161881 Tampa 1,419 1,349 0.95107487027427728 $1,263.946609792285 1,240 0.94516129032258067 $1,254.5354654141763 Dallas 1,402 1,311 0.97559115179252476 $1,571.4624580152674 1,213 0.94723825226710634 $1,559.7443292682931 Denver 715 626 0.99041533546325877 $1,764.7688000000001 561 0.98752228163992872 $1,757.207956600361 Chicago 714 654 0.96636085626911317 $1,664.5738073394496 604 0.95695364238410596 $1,663.679411764704 Orlando 607 538 0.95724907063197029 $1,304.1714312267654 483 0.95238095238095233 $1,304.970065217391 Southern California 457 440 0.94772727272727275 $1,828.6051025056947 426 0.93427230046948362 $1,816.6842317380354 Northern California 273 271 0.97416974169741699 $1,725.9793726937264 254 0.98425196850393704 $1,752.2536399999995 Phoenix 244 244 0.98360655737704916 $1,197.5769672131148 244 0.98360655737704916 $1,195.8157500000002 Las Vegas 41 41 0.95121951219512191 $1,296.875609756097 41 0.95121951219512191 $1,283.8612820512819 Total/Average 12,562 11,822 0.96608018947724583 $1,471.1499398967258 11,261 0.95657579255838732 $1,462.5057996468743 Starwood Waypoint Residential Trust Period Ending 6/30/15 Homes not intend to hold for the long term Home Count as of March 31, 2015 1,151 SFR homes sold -,125 Prime REOs sold -,206 Additional SFR held for sale 207 Additional Prime Non-rentals 176 Additional Prime Rentals 2 Home Count as of June 30, 2015(1) 1,205 1205 Check 0 Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 42078 (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 98 83 219 73 121 Subtotal - NAREIT FFO 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 2,130 3,317 2,459 1,927 Separation costs 0 0 0 3,543 0 Acquisition fees and other expenses 259 186 622 447 363 Write-off of loan costs 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -50 -,200 -50 -,100 Severance expense 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,259 0 4,443 0 2,184 Core FFO(1) $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 Acquisition costs 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 AFFO $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Same Store Growth Q2 15 This comes from Abu and his supporting Files. Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q2 2015 vs. Q2 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,677 -1.2% -0.16667958397116645 9.3% 2Q 2014 4,057 -2.7% -8.9% 1.3% Y/Y % Increase SS2014 - 1677 SS2Q14 - 4057 Net Operating Income 9.3% 1.3% Revenue -1.2% -2.7% Expenses -0.16667958397116645 -8.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 (unaudited) (unaudited) Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 Other property revenues 1,539 890 2833 1,369 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 Total revenues 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 10,195 7,791 21,520 13,823 Real estate taxes and insurance 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 2,589 1,871 6,155 4,286 General and administrative 4,004 4,444 7,862 9,814 Share-based compensation 1,390 2,130 3,317 2,459 Investment management fees 4,881 3,993 9,662 6,750 Separation costs 0 0 0 3,543 Acquisition fees and other expenses 259 186 622 447 Interest expense, including amortization 19,595 5,191 37,212 6,691 Depreciation and amortization 18,984 7,243 36,992 12,716 Finance-related expenses and write-off of loan costs 911 5,441 1,455 5,441 Impairment of real estate 440 1,233 659 2,067 Total expenses 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net loss -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Provided by John Christie Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change South Florida 125 2.8% 110 4.4% 170 2.9% 405 3.3% Atlanta 139 3.5% 164 3.6% 92 2.8% 395 3.4% Houston 152 1.2% 74 2.7% 60 2.9% 286 1.9% Tampa 101 3.3% 75 6.6% 78 3.1% 254 4.2% Dallas 54 .8% 78 3.8% 65 2.8% 197 2.6% Chicago 24 1.2% 26 2.3% 44 0.03 94 2.3% Phoenix 28 .8% 21 1.9% 28 1.8% 77 1.5% Denver 39 1.7% 20 0.03 11 0.03 70 2.3% Northern California 21 .8% 15 3.6% 25 2.9% 61 2.3% Orlando 20 2.2% 17 1.8% 23 2.8% 60 2.3% Southern California 21 .7% 20 2.9% 19 2.9% 60 2.1% Las Vegas 3 0.0% 1 -0.03 0 n.a. 4 -0.8% Total/Average 727 2.2% 621 3.7% 615 2.9% 1,963 2.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Separation costs 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Acquisition fees and other expenses 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Interest expense, including amortization 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Depreciation and amortization 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Finance-related expenses and write-off of loan costs 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Impairment of real estate 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 81,714 1.7506266469567453 49,130 2.0816032539615286 ,162,582 1.8337694563501015 85,669 2.2926378890464849 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized loss on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net income (loss) -3,339 ,-12,033 -3,225 ,-27,351 Net (income) loss attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Net Asset Value Calculation $42,185 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,205,017 $58.27 ok Less accumulated depreciation ,-72,572 -1.92 ok Add real estate held for sale, net 94,293 2.4900000000000002 ok Investments in real estate, net 2,226,738 58.84 ok Add increase in estimated fair value of investments in real estate ,393,221 10.39 ok Less estimated renovation reserve(1) -,229,296 -6.06 ok Estimated SFR Value 2,390,663 63.17 ok Non-performing loans 79,538 2.1 ok Non-performing loans held for sale 87,509 2.31 ok Non-performing loans (fair value option) ,412,503 10.9 ok Add increase in estimated fair value of non-performing loans 63,022 1.67 ok Estimated NPL Value ,642,572 16.98 ok Estimated SFR & NPL Value $3,033,235 $80.150000000000006 ok $80.155371514618039 Total shareholders' equity $1,060,554 $28.03 ok Less unamortized debt discount on convertible senior notes ,-34,708 -0.92 ok Less investments in real estate, net -2,226,738 -58.84 ok Less non-performing loans ,-79,538 -2.1 ok Less: non-performing loans held for sale ,-87,509 -2.31 ok Less non-performing loans (fair value option) -,412,503 -10.9 ok Add estimated SFR & NPL value 3,033,235 80.150000000000006 ok Estimated NAV $1,252,793 $33.11 ok $33.105937504318952 $33.11 Number of Shares 37,841,943 (1) Renovation reserve includes remaining capital expenditures for non-stabilized homes and average turn 2 cost for stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,205,017 Add: real estate held for sale, net 94,293 Adjusted investments in real estate (excl. depreciation) 2,299,310 Add: increase in estimated fair value of investments in real estate 91,353 Estimated SFR Value (Fair Value) 2,390,663 Non-performing loans 79,538 Non-performing loans held for sale 87,509 Non-performing loans (fair value option) ,412,503 Add: increase in estimated fair value of non-performing loans 63,022 Estimated NPL Value (Fair Value) ,642,572 Estimated SFR & NPL Value (Fair Value) 3,033,235 Resident and other receivables, net 23,620 Cash and cash equivalents 79,984 Restricted cash 87,247 Deferred leasing costs 29,605 Asset-backed securitization costs, net 26,553 Other Assets 20,836 Total Assets at fair value $3,301,080 Liabilities Senior SFR facility $,629,558 Master repurchase agreement ,404,730 Asset-backed securitization ,527,043 Convertible senior notes, net ,367,792 Add: unamortized debt discount on convertible senior notes 34,708 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 60,121 Resident security deposits and prepaid rent 22,091 Total liabilities at fair value $2,046,043 Less: Non-controlling interests -2,244 Estimated NAV at fair value $1,252,793 Number of Shares 37,841,943 Estimated NAV $33.105940128862315 -4.0598711376844676E-3 m Check to NAV calculation 0 m Investments in real estate, net 2,226,738 Add back: accumulated depreciation 72,572 Investments in real estate properties, gross 2,299,310 Adjusted fair value as of 6/30/2015 2,390,663 Increase in estimated fair value of investments in real estate 91,353 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $,-50,722,880 $,-50,723 Condition Adjustment for Stabilized Properties B -,172,530,950 -,172,531 Remaining Construction Costs for Non- Stabilized homes C -6,041,600 -6,042 Total estimated reserves at 6/30/2015 $-,229,295,430 $-,229,296 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 6/30/15 (on 12,666 homes (not Units)) D 2,247,278 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 From Allen Fair value on homes excluded from valuation (Prime REO) E ,143,385 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\REO Schedule June 30 2015 -Prime From Dennis/Prime Adjusted fair value as of 6/30/15 2,390,663 Add: increase in estimated fair value of investments in real estate -,229,296 Per above Investments in real estate 2,226,738 Per above Fair value adjustment ,393,221 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201502. Q2 2015\Fair Value Q2 2015 Book basis ,579,550 Fair value ,642,572 Fair value adjustment F 63,022 DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 49 $,165,582.41571428569 $8,113,538.3699999982 $8,824,263.5800000001 $,710,725.21000000183 $0 $,710,725.21000000183 Other REO Divestitures(2) 80 ,236,992.26712500001 18,959,381.370000001 18,403,054 -,556,327.37000000104 -,556,327.37000000104 0 NPL REO 213 ,132,243.45403755872 28,167,855.710000008 28,054,423.609999999 -,113,432.10000000894 -,113,432.10000000894 0 Total 342 $,161,522.73523391812 $55,240,775.450000003 $55,281,741.189999998 $40,965.739999991842 $-,669,759.47000000998 $,710,725.21000000183 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,185 $42,004 (unaudited) ASSETS Investments in real estate Land $,389,320 $,359,889 Building and improvements 1,815,697 1,619,622 Development costs Total investment in properties 2,205,017 1,979,511 Less accumulated depreciation ,-72,572 ,-41,563 Investment in real estate properties, net 2,132,445 1,937,948 Real estate held for sale, net 94,293 32,102 Total investments in real estate, net 2,226,738 1,970,050 Non-performing loans 79,538 ,125,488 Non-performing loans held for sale 87,509 26,911 Non-performing loans (fair value option) ,412,503 ,491,790 Resident and other receivables, net 23,620 17,270 Cash and cash equivalents 79,984 ,175,198 Restricted cash 87,247 50,749 Deferred financing costs, net 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 Other assets 20,836 17,994 Total assets $3,074,133 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,629,558 $,441,239 Master repurchase agreement ,404,730 ,454,249 Asset-backed securitization, net ,527,043 ,526,816 Convertible senior notes, net ,367,792 ,363,110 Accounts payable and accrued expenses 60,121 52,457 Resident security deposits and prepaid rent 22,091 17,857 Total liabilities 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 381 378 Additional paid-in capital 1,128,334 1,133,239 Accumulated deficit ,-67,999 ,-53,723 Accumulated other comprehensive loss -,162 -70 Total Starwood Waypoint Residential Trust equity 1,060,554 1,079,824 Non-controlling interests 2,244 611 Total equity 1,062,798 1,080,435 Total liabilities and equity $3,074,133 $2,936,163 0 0 ck Shares outstanding end of period 37,841,943 Book value per share $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $-3,444 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 2,589 3,566 3,150 3,508 1,871 6,155 0 General and administrative 4,004 3,858 4,866 4,627 4,444 7,862 0 Share-based compensation 1,390 1,927 3,898 2,101 2,130 3,317 0 Investment management fees 4,881 4,781 4,825 4,522 3,993 9,662 0 Separation costs 0 0 0 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 186 622 0 Interest expense, including amortization 19,595 17,617 16,633 11,899 5,191 37,212 0 Depreciation and amortization 18,984 18,008 19,918 9,238 7,243 36,992 0 Finance-related expenses and write-off of loan costs 911 544 940 1,334 5,441 1,455 0 Impairment of real estate 440 219 171 341 1,233 659 0 Realized loss (gain) on sales of investments in real estate, net -,458 -,246 148 -,125 56 -,704 0 Realized gain on divestiture homes, net -1,101 782 0 0 0 -,319 0 Loss on derivative financial instruments, net 65 211 132 104 470 276 0 Income tax expense 199 225 -44 19 350 424 0 Net income attributable to non-controlling interests 98 121 79 13 83 219 0 check to NOI page QTD YTD Total NOI 48,419 51,969 45,795 31,085 20,575 ,100,388 0 0 0 Add (deduct) adjustments to get to total stabilized home portfolio NOI 0 NPL portfolio NOI components: 0 Realized gain on non-performing loans, net -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-14,486 0 Realized gain on loan conversions, net -6,123 -8,549 -6,994 -5,791 -6,483 ,-14,672 0 Mortgage loan servicing costs 9,586 9,995 11,020 7,918 5,139 19,581 0 Unrealized gain on non-performing loans, net ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-38,383 0 Deduct: Total NPL portfolio NOI ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-47,960 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 1,766 3,289 2,236 2,537 2,726 5,055 0 Add Total Non-stabilized portfolio NOI 1,766 3,289 2,236 2,537 2,726 5,055 0 0 Total stabilized portfolio NOI $30,907 $26,576 $22,181 $20,103 $14,959 $57,483 $0 $0 $0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $30,907 $26,576 $22,903 $20,103 $14,959 $57,483 $0 check to NOI page 0 0 $0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $46,677 $41,983 $37,097 $30,366 $23,602 $88,660 $0 Less Allowance for doubtful accounts -,229.60091323913264 -,708 -,645 -,870 -,614 -,938 0.3990867608673625 Total rental revenues $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $87,722 $0.39908676086633932 Stabilized portfolio NOI margin 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.65528601719067048 Check Balance $0 $28,801 Total Rental Homes Portfolio Obtained from Tri Long - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment Atlanta 2,509 48 2,557 0.95463433711380519 $,101,226.29641376612 $,131,087.46535784123 $335.19064892 1933.0782166601487 22.393038717246782 2014 $1,203.401435602953 $1,203.401435602953 29,861 ,131,087 ,101,226 #REF! $335.2 $29.86069999999998 $101.22630000000001 $131.08699999999999 South Florida 2,301 233 2,534 0.89936858721389112 $,139,002.83067482235 $,174,732.64466456161 442.7 1581.8606395578365 45.031570639305528 2013 $1,622.3531942003515 $1,622.3531942003515 35,730 ,174,733 ,139,003 #REF! $442.7 $35.730200000000025 $139.00279999999998 $174.733 Houston 1,538 61 1,599 0.94308943089430897 $,131,144.58370856775 $,149,831.86085678538 239.5811455099998 2029.5347091932458 26.49093183239529 2013 $1,537.2903253652062 $1,537.2903253652062 18,687 ,149,832 ,131,145 #REF! $239.6 $18.687399999999997 $131.1446 $149.83199999999999 Tampa 1,349 70 1,419 0.90909090909090906 $,104,278.8060606068 $,126,131.956941508 178.98124689999986 1457.1719520789288 40.181113460183269 2014 $1,263.2591388673393 $1,263.2591388673393 21,783 ,126,061 ,104,278 #REF! $179 $21.8 $104.27810000000001 $126.13200000000001 Dallas 1,311 91 1,402 0.91940085592011411 $,140,461.35123395151 $,161,959.56352353797 227.06730806000024 2132.9564907275321 20.074179743224022 2014 $1,575.2348524844722 $1,575.2348524844722 21,498 ,161,959 ,140,461 #REF! $227.1 $21.49860000000001 $140.4614 $161.96 Denver 626 89 715 0.90069930069930071 $,200,979.58907692303 $,229,160.70693706267 163.8499054599998 1601.4321678321678 31.928671328671271 2014 $1,767.7161741835148 $1,767.7161741835148 28,181 ,229,161 ,200,980 #REF! $163.80000000000001 $28.181399999999996 $200.9796 $229.161 Chicago 654 60 714 0.90196078431372551 $,120,853.42096638647 $,150,190.40901960791 107.23595204000004 1574.3011204481793 37.906162464985982 2014 $1,665.8466925465839 $1,665.8466925465839 29,377 ,150,230 ,120,853 #REF! $107.2 $29.336600000000004 $120.85339999999999 $150.19 Orlando 538 69 607 0.86985172981878089 $,115,203.99233937399 $,141,157.4938056012 85.682598739999932 1583.5172981878088 37.191103789126828 2014 $1,310.2907590132825 $1,310.2907590132825 25,958 ,141,162 ,115,204 #REF! $85.7 $25.953000000000017 $115.20399999999999 $141.15700000000001 Southern California 440 17 457 0.91903719912472648 $,240,908.22404814026 $,254,065.29792122537 116.10784114999998 1640.5295404814005 38.050328227571072 2014 $1,831.941582733813 $1,831.941582733813 13,157 ,254,065 ,240,908 #REF! $116.1 $13.156799999999976 $240.90820000000002 $254.065 Northern California 271 2 273 0.97069597069597069 $,214,385.34564102555 $,227,743.68695970683 62.174026539999964 1506.03663003663 45.505494505494426 2013 $1,729.9144318181814 $1,729.9144318181814 13,323 ,227,708 ,214,385 #REF! $62.2 $13.358699999999999 $214.3853 $227.744 Phoenix 244 0 244 0.98360655737704916 $,139,867.52475409844 $,158,648.43540983609 38.71021824000001 1536.5040983606557 40.127049180327958 2014 $1,195.8157500000002 $1,195.8157500000002 18,781 ,158,649 ,139,868 #REF! $38.700000000000003 $18.780499999999989 $139.86750000000001 $158.648 Las Vegas 41 0 41 0.95121951219512191 $,155,992.54487804876 $,167,626.55780487802 6.8726888699999984 1964.560975609756 28.268292682926813 2013 $1,283.8612820512819 $1,283.8612820512819 11,634 ,167,627 ,155,993 #REF! $6.9 $11.634500000000003 $155.99250000000001 $167.62700000000001 Total/Average 11,822 740 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020099986 1759.3890613804633 32.806877885687072 2014 $1,473.9904856970031 $1,473.9904856970031 26114.377347318557 2,072,274 1,804,304 #REF! $2,004.2 $267.97839999999997 $1,804.3037000000002 $2,072.3359999999998 239.2 2011 1771.8 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Stabilized(5) 11,822 0.96608018947724583 $,131,988.45301302712 $,158,081.405157334 $1,868.8383717700026 1758.6831063361815 32.716291659617582 2014 $1,471.6824316508948 Non-stabilized(5) 740 0.22432432432432434 $,154,544.7591081085 $,182,956.39221621651 135.38773024000022 1770.6662162162163 34.254054054053995 2015 $1,639.6477987421383 Total/Average 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020100027 1759.3890613804633 32.806877885687072 2014 $1,473.9904856970031 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE

14 Represents average percentage change in rent on renewal leases for existing resident base during the quarter, excluding month-to-month leases. Reflects average percentage change in annual rent on properties leased to new residents in relation to annual rent for the same respective unit per previously expired leases. Represents the average percentage change in annual rent of multi-year leases which had contractual rent increases. PORTFOLIO INFORMATION Rent Growth by Lease Category – Three Months Ended June 30, 2015 NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain on non-performing loans, net 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 48,419 ,100,388 Difference $0 $0 bad debt expense as a % of revenue .5% 1.6% Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of June 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 ,404,730 0 0 0 ,404,730 2017 0 0 0 0 ,172,500 ,172,500 2018 ,629,558 0 0 0 0 ,629,558 2019 0 0 0 ,230,000 0 ,230,000 2,787,183.56568 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70529943711131071 Total $,629,558 $,404,730 $,529,011 $0 $,230,000 $0 $,172,500 $1,965,799 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 629558 404730 529011 230000 172500 1965799 Weighted average coupon rate 3.1365999999999998E-2 3.1865999999999998E-2 2.5465999999999999E-2 0.03 4.4999999999999998E-2 3.0917777724986124E-2 Weighted average remaining maturity in years 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 2.9698631391312618 Market equity Security Shares Price Value Common shares 37,841,943 $23.76 $,899,124.56568000012 NAV(3) 37,841,943 $33.11 $1,252,793 Debt Metrics Total debt to total gross assets(4)(5) 0.62152292580617863 Net debt to total estimated fair value of assets(4)(5) 0.61296338727464239 $1,108,334 As of date 42185 42185 42185 42185 42185 maturity 43134 42624 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 0 Total Assets per BS $3,074,133 $0 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,885,815 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,939,246 Net debt less Cert $1,859,262 Syndication 41803 Feb. 5 2018 $,441,239,371.75 1 Accum Deprec. $,-72,572 NAV less Cert $3,033,235 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $0 Net debt to NAV 0.61296338727464239 NPL Debt $41,709 $,454,248,912 3 Total Assets $3,074,133 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,120,152 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.62152292580617863 $1,939,246 $3,146,705 0.61627829745718143 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Acquisitions (SFRs and NPLs) Obtained from Tri Long - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs) FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 132 1598.189393939394 $,159,185.42537878786 $35,483.609090909158 $,194,669.3446969701 $25.7 $1,746.984848484848 ,152,561 $34,347 ,186,908 -7,761.344696970133 Denver 77 1659.4285714285713 $,226,319.93818181817 $24,742.204805194837 $,251,062.14298701301 19.3 $1,839.7142857142858 ,168,246 $16,428 ,184,674 ,-66,388.142987013009 Tampa 70 1510.5 $,127,308.26928571425 $24,607.410999999964 $,151,915.68028571422 10.6 $1,411.1 ,118,353 $20,916 ,139,269 ,-12,646.680285714217 Dallas 59 2184.7796610169494 $,163,964.43423728805 $9,994.9418644068646 $,173,959.37610169491 10.3 $1,643.4237288135594 ,220,142 $15,942 ,236,084 62,124.623898305086 Chicago 55 1741.6363636363637 $,133,929.66436363637 $28,274.536727272673 $,162,204.20109090905 8.9 $1,702.181818181818 ,146,154 $18,436 ,164,590 2,385.7989090909541 Orlando 54 1558.2777777777778 $,117,464.69277777776 $31,274.648333333374 $,148,739.34111111113 8 $1,341.4074074074074 ,114,305 $30,112 ,144,417 -4,322.3411111111345 Houston 34 1924.4411764705883 $,147,896.27117647059 $17,938.853823529411 $,165,835.125 5.6 $1,669.5882352941176 ,121,892 $25,136 ,147,028 ,-18,807.125 Atlanta 28 2462.3571428571427 $,187,354.47071428571 $24,112.665000000008 $,211,467.13571428572 5.9 $1,678.3214285714287 ,160,846 $14,224 ,175,070 ,-36,397.135714285716 Southern California 7 1711.2857142857142 $,353,846.19285714289 $30,377.350000000035 $,384,223.54285714292 2.7 $2,660.4285714285716 ,302,809 $23,671 ,326,480 ,-57,743.542857142922 Total/Avg SFR Acquisitions 516 1743.5406976744187 $,161,792.90418604671 $26,439.639806201361 $,188,232.54399224807 $97.000000000000014 $1,659.5174418604652 ,161,793 $26,440 ,188,233 0.45600775192724541 Total NPLs Converted to SFRs(4) 20 1842.15 $,144,752.31 $19,230.202000000048 $,163,982.51200000005 3.3 $1,474.6470588235295 Total/Avg 536 1747.2201492537313 $,161,157.6111940322 $26,170.630932835658 $,187,327.69205223888 $100.30000000000001 $1,653.6210131332082 Support Slide Abt Sway pg. 1, 2014 SFR gross Yield $19,914.20930232558 Annualized Estimated Average Rent per Home $97,000.15 Aggregate Investment above 0.20530112682809873 SFR Gross Yield Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,185 $42,185 (unaudited) (unaudited) Total revenues $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-3,444 Core FFO(1) $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 11822 10970 9754 Non-stabilized homes(3) 740 1247 1663 Total Homes(4) 12562 12217 11417 Leased Percentages Stabilized homes 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio(4) 0.92238497054609137 0.89121715642138 0.83793173921929276 Starwood Waypoint Residential Trust Period Ending 6/30/15 NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,174 Loans converted to real estate -,486 Loan liquidations and other basis reductions -85 Loan Count as of June 30, 2015 3,644 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 15 Gain on sales of previously depreciated investments in real estate -,245.69383999999994 -,253 -27 Non-controlling interests 121 79 13 Subtotal - NAREIT FFO 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,927 3,898 2,101 Separation costs 0 0 0 Acquisition fees and other expenses 363 637 217 Write-off of loan costs 0 0 0 Loss on derivative financial instruments, net 111 132 104 Amortization of derivative financial instruments cost 0 -90 -81 Severance expense 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,184 1,998 1,048 Core FFO $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 Recurring capital expenditures 0 0 0 Acquisition costs 0 0 0 Other non-property related depreciation and amortization 0 0 0 Stock-based compensation expense 0 0 0 AFFO $22,461.30616 $16,761 $6,270 Core FFO per share $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 37,821,364 38,613,270 39,079,365 Q2 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 2,589 1,871 General and administrative 4,004 4,444 Share-based compensation 1,390 2,130 Investment management fees 4,881 3,993 Separation costs 0 0 Acquisition fees and other expenses 259 186 Interest expense, including amortization 19,595 5,191 Depreciation and amortization 18,984 7,243 Finance-related expenses and write-off of loan costs 911 5,441 Impairment of real estate 440 1,233 Realized loss (gain) on sales of investments in real estate, net -,458 56 Realized gain on divestiture homes, net -1,101 0 Loss on derivative financial instruments, net 65 470 Income tax expense 199 350 Net income attributable to non-controlling interests 98 83 Total NOI 48,419 20,575 Deduct: Total NPL portfolio NOI ,-19,278 -8,342 Total SFR portfolio NOI 29,141 12,233 Deduct: Non-2Q 2014 same store NOI 18,732 1,959 Same store NOI from homes stabilized prior to 2Q 2014 10,409 10,274 Deduct: Non-1Q 2014 same store NOI 6,113 6,334 Same store NOI from homes stabilized prior to 1Q 2014 4,296 3,940 From Abu's same store workpaper - see support below: Stabilized Prior to 2Q 2014 Stabilized Prior to 1Q 2014 From ABU - Same Store Workpaper - Q2 P:\Financial Reporting\Abu Non-Performing Loan Portfolio Data received form Prime (Contact Jeff Whorton) Total Loan Home Purchase Price Total UPB (3) Total BPO(3) Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 674 727 $86.638026959999934 $160.25578806999985 $143.99724003999998 0.54062338716999336 0.60166449673572475 1.2882879335957085 Illinois 343 370 44.887076109999967 71.56773335000004 68.582644999999999 0.62719711815492252 0.65449613542901364 1.3256906275825335 California 294 296 88.311604929999959 118.61164395 139.93326999999999 0.7445441441417604 0.6310979864188121 0.95868375244172943 New York 209 212 43.862047169999975 68.648038060000005 80.393022000000002 0.63894101578931517 0.54559520315084031 1.0347544622103328 Arizona 160 187 15.205403510000004 25.136570329999994 21.113399999999999 0.60491162121081643 0.72017787329373784 2.0959590448707126 Wisconsin 158 167 13.025531840000001 17.982250160000003 20.422550000000001 0.72435494579950832 0.63780144203343858 1.1233099499095993 Indiana 155 161 11.076065950000004 15.112299879999998 16.37687 0.73291729504774794 0.67632373890737385 1.1594420418107931 Maryland 145 150 28.392923210000014 41.940860920000006 35.693199999999997 0.676975211933728 0.79547149625138724 1.4056774131520449 New Jersey 145 144 22.899024010000002 37.660787069999991 37.142395 0.60803360183199717 0.61651985581435986 1.2410897587714398 Pennsylvania 114 121 11.043847530000006 16.469702270000006 15.879899999999999 0.67055538399845049 0.69546077305272747 1.235603872946867 Georgia 93 100 10.138313269999998 15.807110560000003 14.981350000000001 0.64137675456354848 0.67672895099573782 1.1955475476067292 Other 1,154 1,175 140.16252711000016 198.19937078000009 203.899698 0.70717947568854578 0.6874091942500089 1.147988481154913 Totals 3,644 3,810 $515.64239159999988 $787.39215539999987 $798.41554004 0.6548736713512856 0.6458321083957943 1.2051915879823913 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,424 2,554 $349.38805905999959 $553.28290492000087 $532.03958503999991 0.63144844775730558 0.65660163056050713 1.2674552250399957 Performing 846 811 116.2150023099998 161.61711312000031 192.55931899999999 0.71907609328295863 0.60352832007055346 1.0032578780246222 Delinquent 374 724 50.01433022999997 72.542137359999998 73.766636000000005 0.68945211776428927 0.67800746979976101 1.1802357537437018 #REF! #REF! #REF! Total/Average 3,644 4,089 $515.61739159999934 $787.44215540000118 $798.36554003999981 0.65500000000000003 0.64600000000000002 1.2051915879823913 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") FOR ACQUISITION SLIDE Non-Performing Loans: Total Purchase Purchase Weighted Number of Purchase Price Total UPB Total BPO Price as % Price as % Average Loans ($ in millions) ($ in millions) ($ in millions) of UPB of BPO LTV 1,441 $117 $189.4 $171.6 0.61799999999999999 0.68200000000000005 1.141 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-21 Stabilized & 180 Day Schedules Obtained from Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) Atlanta 2,557 2,509 0.96731765643682743 $1,203.5456202632627 2,490 0.96144578313253015 $1,196.4106524466749 South Florida 2,534 2,301 0.96697088222511951 $1,620.7982043478262 2,212 0.95343580470162748 $1,614.7412766967252 Houston 1,599 1,538 0.96228868660598177 $1,537.7937695312503 1,493 0.95713328868050906 $1,531.8670147161881 Tampa 1,419 1,349 0.95107487027427728 $1,263.946609792285 1,240 0.94516129032258067 $1,254.5354654141763 Dallas 1,402 1,311 0.97559115179252476 $1,571.4624580152674 1,213 0.94723825226710634 $1,559.7443292682931 Denver 715 626 0.99041533546325877 $1,764.7688000000001 561 0.98752228163992872 $1,757.207956600361 Chicago 714 654 0.96636085626911317 $1,664.5738073394496 604 0.95695364238410596 $1,663.679411764704 Orlando 607 538 0.95724907063197029 $1,304.1714312267654 483 0.95238095238095233 $1,304.970065217391 Southern California 457 440 0.94772727272727275 $1,828.6051025056947 426 0.93427230046948362 $1,816.6842317380354 Northern California 273 271 0.97416974169741699 $1,725.9793726937264 254 0.98425196850393704 $1,752.2536399999995 Phoenix 244 244 0.98360655737704916 $1,197.5769672131148 244 0.98360655737704916 $1,195.8157500000002 Las Vegas 41 41 0.95121951219512191 $1,296.875609756097 41 0.95121951219512191 $1,283.8612820512819 Total/Average 12,562 11,822 0.96608018947724583 $1,471.1499398967258 11,261 0.95657579255838732 $1,462.5057996468743 Starwood Waypoint Residential Trust Period Ending 6/30/15 Homes not intend to hold for the long term Home Count as of March 31, 2015 1,151 SFR homes sold -,125 Prime REOs sold -,206 Additional SFR held for sale 207 Additional Prime Non-rentals 176 Additional Prime Rentals 2 Home Count as of June 30, 2015(1) 1,205 1205 Check 0 Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 42078 (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 98 83 219 73 121 Subtotal - NAREIT FFO 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 2,130 3,317 2,459 1,927 Separation costs 0 0 0 3,543 0 Acquisition fees and other expenses 259 186 622 447 363 Write-off of loan costs 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -50 -,200 -50 -,100 Severance expense 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,259 0 4,443 0 2,184 Core FFO(1) $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 Acquisition costs 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 AFFO $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Same Store Growth Q2 15 This comes from Abu and his supporting Files. Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q2 2015 vs. Q2 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,677 -1.2% -0.16667958397116645 9.3% 2Q 2014 4,057 -2.7% -8.9% 1.3% Y/Y % Increase SS2014 - 1677 SS2Q14 - 4057 Net Operating Income 9.3% 1.3% Revenue -1.2% -2.7% Expenses -0.16667958397116645 -8.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 (unaudited) (unaudited) Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 Other property revenues 1,539 890 2833 1,369 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 Total revenues 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 10,195 7,791 21,520 13,823 Real estate taxes and insurance 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 2,589 1,871 6,155 4,286 General and administrative 4,004 4,444 7,862 9,814 Share-based compensation 1,390 2,130 3,317 2,459 Investment management fees 4,881 3,993 9,662 6,750 Separation costs 0 0 0 3,543 Acquisition fees and other expenses 259 186 622 447 Interest expense, including amortization 19,595 5,191 37,212 6,691 Depreciation and amortization 18,984 7,243 36,992 12,716 Finance-related expenses and write-off of loan costs 911 5,441 1,455 5,441 Impairment of real estate 440 1,233 659 2,067 Total expenses 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net loss -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Provided by John Christie Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change South Florida 125 2.8% 110 4.4% 170 2.9% 405 3.3% Atlanta 139 3.5% 164 3.6% 92 2.8% 395 3.4% Houston 152 1.2% 74 2.7% 60 2.9% 286 1.9% Tampa 101 3.3% 75 6.6% 78 3.1% 254 4.2% Dallas 54 .8% 78 3.8% 65 2.8% 197 2.6% Chicago 24 1.2% 26 2.3% 44 0.03 94 2.3% Phoenix 28 .8% 21 1.9% 28 1.8% 77 1.5% Denver 39 1.7% 20 0.03 11 0.03 70 2.3% Northern California 21 .8% 15 3.6% 25 2.9% 61 2.3% Orlando 20 2.2% 17 1.8% 23 2.8% 60 2.3% Southern California 21 .7% 20 2.9% 19 2.9% 60 2.1% Las Vegas 3 0.0% 1 -0.03 0 n.a. 4 -0.8% Total/Average 727 2.2% 621 3.7% 615 2.9% 1,963 2.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Separation costs 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Acquisition fees and other expenses 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Interest expense, including amortization 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Depreciation and amortization 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Finance-related expenses and write-off of loan costs 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Impairment of real estate 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 81,714 1.7506266469567453 49,130 2.0816032539615286 ,162,582 1.8337694563501015 85,669 2.2926378890464849 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized loss on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net income (loss) -3,339 ,-12,033 -3,225 ,-27,351 Net (income) loss attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Net Asset Value Calculation $42,185 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,205,017 $58.27 ok Less accumulated depreciation ,-72,572 -1.92 ok Add real estate held for sale, net 94,293 2.4900000000000002 ok Investments in real estate, net 2,226,738 58.84 ok Add increase in estimated fair value of investments in real estate ,393,221 10.39 ok Less estimated renovation reserve(1) -,229,296 -6.06 ok Estimated SFR Value 2,390,663 63.17 ok Non-performing loans 79,538 2.1 ok Non-performing loans held for sale 87,509 2.31 ok Non-performing loans (fair value option) ,412,503 10.9 ok Add increase in estimated fair value of non-performing loans 63,022 1.67 ok Estimated NPL Value ,642,572 16.98 ok Estimated SFR & NPL Value $3,033,235 $80.150000000000006 ok $80.155371514618039 Total shareholders' equity $1,060,554 $28.03 ok Less unamortized debt discount on convertible senior notes ,-34,708 -0.92 ok Less investments in real estate, net -2,226,738 -58.84 ok Less non-performing loans ,-79,538 -2.1 ok Less: non-performing loans held for sale ,-87,509 -2.31 ok Less non-performing loans (fair value option) -,412,503 -10.9 ok Add estimated SFR & NPL value 3,033,235 80.150000000000006 ok Estimated NAV $1,252,793 $33.11 ok $33.105937504318952 $33.11 Number of Shares 37,841,943 (1) Renovation reserve includes remaining capital expenditures for non-stabilized homes and average turn 2 cost for stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,205,017 Add: real estate held for sale, net 94,293 Adjusted investments in real estate (excl. depreciation) 2,299,310 Add: increase in estimated fair value of investments in real estate 91,353 Estimated SFR Value (Fair Value) 2,390,663 Non-performing loans 79,538 Non-performing loans held for sale 87,509 Non-performing loans (fair value option) ,412,503 Add: increase in estimated fair value of non-performing loans 63,022 Estimated NPL Value (Fair Value) ,642,572 Estimated SFR & NPL Value (Fair Value) 3,033,235 Resident and other receivables, net 23,620 Cash and cash equivalents 79,984 Restricted cash 87,247 Deferred leasing costs 29,605 Asset-backed securitization costs, net 26,553 Other Assets 20,836 Total Assets at fair value $3,301,080 Liabilities Senior SFR facility $,629,558 Master repurchase agreement ,404,730 Asset-backed securitization ,527,043 Convertible senior notes, net ,367,792 Add: unamortized debt discount on convertible senior notes 34,708 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 60,121 Resident security deposits and prepaid rent 22,091 Total liabilities at fair value $2,046,043 Less: Non-controlling interests -2,244 Estimated NAV at fair value $1,252,793 Number of Shares 37,841,943 Estimated NAV $33.105940128862315 -4.0598711376844676E-3 m Check to NAV calculation 0 m Investments in real estate, net 2,226,738 Add back: accumulated depreciation 72,572 Investments in real estate properties, gross 2,299,310 Adjusted fair value as of 6/30/2015 2,390,663 Increase in estimated fair value of investments in real estate 91,353 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $,-50,722,880 $,-50,723 Condition Adjustment for Stabilized Properties B -,172,530,950 -,172,531 Remaining Construction Costs for Non- Stabilized homes C -6,041,600 -6,042 Total estimated reserves at 6/30/2015 $-,229,295,430 $-,229,296 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 6/30/15 (on 12,666 homes (not Units)) D 2,247,278 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 From Allen Fair value on homes excluded from valuation (Prime REO) E ,143,385 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\REO Schedule June 30 2015 -Prime From Dennis/Prime Adjusted fair value as of 6/30/15 2,390,663 Add: increase in estimated fair value of investments in real estate -,229,296 Per above Investments in real estate 2,226,738 Per above Fair value adjustment ,393,221 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201502. Q2 2015\Fair Value Q2 2015 Book basis ,579,550 Fair value ,642,572 Fair value adjustment F 63,022 DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 49 $,165,582.41571428569 $8,113,538.3699999982 $8,824,263.5800000001 $,710,725.21000000183 $0 $,710,725.21000000183 Other REO Divestitures(2) 80 ,236,992.26712500001 18,959,381.370000001 18,403,054 -,556,327.37000000104 -,556,327.37000000104 0 NPL REO 213 ,132,243.45403755872 28,167,855.710000008 28,054,423.609999999 -,113,432.10000000894 -,113,432.10000000894 0 Total 342 $,161,522.73523391812 $55,240,775.450000003 $55,281,741.189999998 $40,965.739999991842 $-,669,759.47000000998 $,710,725.21000000183 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,185 $42,004 (unaudited) ASSETS Investments in real estate Land $,389,320 $,359,889 Building and improvements 1,815,697 1,619,622 Development costs Total investment in properties 2,205,017 1,979,511 Less accumulated depreciation ,-72,572 ,-41,563 Investment in real estate properties, net 2,132,445 1,937,948 Real estate held for sale, net 94,293 32,102 Total investments in real estate, net 2,226,738 1,970,050 Non-performing loans 79,538 ,125,488 Non-performing loans held for sale 87,509 26,911 Non-performing loans (fair value option) ,412,503 ,491,790 Resident and other receivables, net 23,620 17,270 Cash and cash equivalents 79,984 ,175,198 Restricted cash 87,247 50,749 Deferred financing costs, net 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 Other assets 20,836 17,994 Total assets $3,074,133 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,629,558 $,441,239 Master repurchase agreement ,404,730 ,454,249 Asset-backed securitization, net ,527,043 ,526,816 Convertible senior notes, net ,367,792 ,363,110 Accounts payable and accrued expenses 60,121 52,457 Resident security deposits and prepaid rent 22,091 17,857 Total liabilities 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 381 378 Additional paid-in capital 1,128,334 1,133,239 Accumulated deficit ,-67,999 ,-53,723 Accumulated other comprehensive loss -,162 -70 Total Starwood Waypoint Residential Trust equity 1,060,554 1,079,824 Non-controlling interests 2,244 611 Total equity 1,062,798 1,080,435 Total liabilities and equity $3,074,133 $2,936,163 0 0 ck Shares outstanding end of period 37,841,943 Book value per share $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $-3,444 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 2,589 3,566 3,150 3,508 1,871 6,155 0 General and administrative 4,004 3,858 4,866 4,627 4,444 7,862 0 Share-based compensation 1,390 1,927 3,898 2,101 2,130 3,317 0 Investment management fees 4,881 4,781 4,825 4,522 3,993 9,662 0 Separation costs 0 0 0 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 186 622 0 Interest expense, including amortization 19,595 17,617 16,633 11,899 5,191 37,212 0 Depreciation and amortization 18,984 18,008 19,918 9,238 7,243 36,992 0 Finance-related expenses and write-off of loan costs 911 544 940 1,334 5,441 1,455 0 Impairment of real estate 440 219 171 341 1,233 659 0 Realized loss (gain) on sales of investments in real estate, net -,458 -,246 148 -,125 56 -,704 0 Realized gain on divestiture homes, net -1,101 782 0 0 0 -,319 0 Loss on derivative financial instruments, net 65 211 132 104 470 276 0 Income tax expense 199 225 -44 19 350 424 0 Net income attributable to non-controlling interests 98 121 79 13 83 219 0 check to NOI page QTD YTD Total NOI 48,419 51,969 45,795 31,085 20,575 ,100,388 0 0 0 Add (deduct) adjustments to get to total stabilized home portfolio NOI 0 NPL portfolio NOI components: 0 Realized gain on non-performing loans, net -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-14,486 0 Realized gain on loan conversions, net -6,123 -8,549 -6,994 -5,791 -6,483 ,-14,672 0 Mortgage loan servicing costs 9,586 9,995 11,020 7,918 5,139 19,581 0 Unrealized gain on non-performing loans, net ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-38,383 0 Deduct: Total NPL portfolio NOI ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-47,960 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 1,766 3,289 2,236 2,537 2,726 5,055 0 Add Total Non-stabilized portfolio NOI 1,766 3,289 2,236 2,537 2,726 5,055 0 0 Total stabilized portfolio NOI $30,907 $26,576 $22,181 $20,103 $14,959 $57,483 $0 $0 $0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $30,907 $26,576 $22,903 $20,103 $14,959 $57,483 $0 check to NOI page 0 0 $0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $46,677 $41,983 $37,097 $30,366 $23,602 $88,660 $0 Less Allowance for doubtful accounts -,229.60091323913264 -,708 -,645 -,870 -,614 -,938 0.3990867608673625 Total rental revenues $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $87,722 $0.39908676086633932 Stabilized portfolio NOI margin 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.65528601719067048 Check Balance $0 $28,801 Total Rental Homes Portfolio Obtained from Tri Long - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment Atlanta 2,509 48 2,557 0.95463433711380519 $,101,226.29641376612 $,131,087.46535784123 $335.19064892 1933.0782166601487 22.393038717246782 1992.6069612827532 $1,203.401435602953 $1,203.401435602953 29,861 ,131,087 ,101,226 #REF! $335.2 $29.86069999999998 $101.22630000000001 $131.08699999999999 South Florida 2,301 233 2,534 0.89936858721389112 $,139,002.83067482235 $,174,732.64466456161 442.7 1581.8606395578365 45.031570639305528 1969.9684293606945 $1,622.3531942003515 $1,622.3531942003515 35,730 ,174,733 ,139,003 #REF! $442.7 $35.730200000000025 $139.00279999999998 $174.733 Houston 1,538 61 1,599 0.94308943089430897 $,131,144.58370856775 $,149,831.86085678538 239.5811455099998 2029.5347091932458 26.49093183239529 1988.5090681676047 $1,537.2903253652062 $1,537.2903253652062 18,687 ,149,832 ,131,145 #REF! $239.6 $18.687399999999997 $131.1446 $149.83199999999999 Tampa 1,349 70 1,419 0.90909090909090906 $,104,278.8060606068 $,126,131.956941508 178.98124689999986 1457.1719520789288 40.181113460183269 1974.8188865398167 $1,263.2591388673393 $1,263.2591388673393 21,783 ,126,061 ,104,278 #REF! $179 $21.8 $104.27810000000001 $126.13200000000001 Dallas 1,311 91 1,402 0.91940085592011411 $,140,461.35123395151 $,161,959.56352353797 227.06730806000024 2132.9564907275321 20.074179743224022 1994.925820256776 $1,575.2348524844722 $1,575.2348524844722 21,498 ,161,959 ,140,461 #REF! $227.1 $21.49860000000001 $140.4614 $161.96 Denver 626 89 715 0.90069930069930071 $,200,979.58907692303 $,229,160.70693706267 163.8499054599998 1601.4321678321678 31.928671328671271 1983.0713286713287 $1,767.7161741835148 $1,767.7161741835148 28,181 ,229,161 ,200,980 #REF! $163.80000000000001 $28.181399999999996 $200.9796 $229.161 Chicago 654 60 714 0.90196078431372551 $,120,853.42096638647 $,150,190.40901960791 107.23595204000004 1574.3011204481793 37.906162464985982 1977.093837535014 $1,665.8466925465839 $1,665.8466925465839 29,377 ,150,230 ,120,853 #REF! $107.2 $29.336600000000004 $120.85339999999999 $150.19 Orlando 538 69 607 0.86985172981878089 $,115,203.99233937399 $,141,157.4938056012 85.682598739999932 1583.5172981878088 37.191103789126828 1977.8088962108732 $1,310.2907590132825 $1,310.2907590132825 25,958 ,141,162 ,115,204 #REF! $85.7 $25.953000000000017 $115.20399999999999 $141.15700000000001 Southern California 440 17 457 0.91903719912472648 $,240,908.22404814026 $,254,065.29792122537 116.10784114999998 1640.5295404814005 38.050328227571072 1976.9496717724289 $1,831.941582733813 $1,831.941582733813 13,157 ,254,065 ,240,908 #REF! $116.1 $13.156799999999976 $240.90820000000002 $254.065 Northern California 271 2 273 0.97069597069597069 $,214,385.34564102555 $,227,743.68695970683 62.174026539999964 1506.03663003663 45.505494505494426 1969.4945054945056 $1,729.9144318181814 $1,729.9144318181814 13,323 ,227,708 ,214,385 #REF! $62.2 $13.358699999999999 $214.3853 $227.744 Phoenix 244 0 244 0.98360655737704916 $,139,867.52475409844 $,158,648.43540983609 38.71021824000001 1536.5040983606557 40.127049180327958 1974.872950819672 $1,195.8157500000002 $1,195.8157500000002 18,781 ,158,649 ,139,868 #REF! $38.700000000000003 $18.780499999999989 $139.86750000000001 $158.648 Las Vegas 41 0 41 0.95121951219512191 $,155,992.54487804876 $,167,626.55780487802 6.8726888699999984 1964.560975609756 28.268292682926813 1986.7317073170732 $1,283.8612820512819 $1,283.8612820512819 11,634 ,167,627 ,155,993 #REF! $6.9 $11.634500000000003 $155.99250000000001 $167.62700000000001 Total/Average 11,822 740 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020099986 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 $1,473.9904856970031 26114.377347318557 2,072,274 1,804,304 #REF! $2,004.2 $267.97839999999997 $1,804.3037000000002 $2,072.3359999999998 239.2 2011 1771.8 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Stabilized(5) 11,822 0.96608018947724583 $,131,988.45301302712 $,158,081.405157334 $1,868.8383717700026 1758.6831063361815 32.716291659617582 1982.2837083403824 $1,471.6824316508948 Non-stabilized(5) 740 0.22432432432432434 $,154,544.7591081085 $,182,956.39221621651 135.38773024000022 1770.6662162162163 34.254054054053995 1980.745945945946 $1,639.6477987421383 Total/Average 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020100027 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain on non-performing loans, net 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 48,419 ,100,388 Difference $0 $0 bad debt expense as a % of revenue .5% 1.6% Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of June 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 ,404,730 0 0 0 ,404,730 2017 0 0 0 0 ,172,500 ,172,500 2018 ,629,558 0 0 0 0 ,629,558 2019 0 0 0 ,230,000 0 ,230,000 2,787,183.56568 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70529943711131071 Total $,629,558 $,404,730 $,529,011 $0 $,230,000 $0 $,172,500 $1,965,799 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 629558 404730 529011 230000 172500 1965799 Weighted average coupon rate 3.1365999999999998E-2 3.1865999999999998E-2 2.5465999999999999E-2 0.03 4.4999999999999998E-2 3.0917777724986124E-2 Weighted average remaining maturity in years 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 2.9698631391312618 Market equity Security Shares Price Value Common shares 37,841,943 $23.76 $,899,124.56568000012 NAV(3) 37,841,943 $33.11 $1,252,793 Debt Metrics Total debt to total gross assets(4)(5) 0.62152292580617863 Net debt to total estimated fair value of assets(4)(5) 0.61296338727464239 $1,108,334 As of date 42185 42185 42185 42185 42185 maturity 43134 42624 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 0 Total Assets per BS $3,074,133 $0 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,885,815 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,939,246 Net debt less Cert $1,859,262 Syndication 41803 Feb. 5 2018 $,441,239,371.75 1 Accum Deprec. $,-72,572 NAV less Cert $3,033,235 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $0 Net debt to NAV 0.61296338727464239 NPL Debt $41,709 $,454,248,912 3 Total Assets $3,074,133 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,120,152 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.62152292580617863 $1,939,246 $3,146,705 0.61627829745718143 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Acquisitions (SFRs and NPLs) Obtained from Tri Long - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs) FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 132 1598.189393939394 $,159,185.42537878786 $35,483.609090909158 $,194,669.3446969701 $25.7 $1,746.984848484848 ,152,561 $34,347 ,186,908 -7,761.344696970133 Denver 77 1659.4285714285713 $,226,319.93818181817 $24,742.204805194837 $,251,062.14298701301 19.3 $1,839.7142857142858 ,168,246 $16,428 ,184,674 ,-66,388.142987013009 Tampa 70 1510.5 $,127,308.26928571425 $24,607.410999999964 $,151,915.68028571422 10.6 $1,411.1 ,118,353 $20,916 ,139,269 ,-12,646.680285714217 Dallas 59 2184.7796610169494 $,163,964.43423728805 $9,994.9418644068646 $,173,959.37610169491 10.3 $1,643.4237288135594 ,220,142 $15,942 ,236,084 62,124.623898305086 Chicago 55 1741.6363636363637 $,133,929.66436363637 $28,274.536727272673 $,162,204.20109090905 8.9 $1,702.181818181818 ,146,154 $18,436 ,164,590 2,385.7989090909541 Orlando 54 1558.2777777777778 $,117,464.69277777776 $31,274.648333333374 $,148,739.34111111113 8 $1,341.4074074074074 ,114,305 $30,112 ,144,417 -4,322.3411111111345 Houston 34 1924.4411764705883 $,147,896.27117647059 $17,938.853823529411 $,165,835.125 5.6 $1,669.5882352941176 ,121,892 $25,136 ,147,028 ,-18,807.125 Atlanta 28 2462.3571428571427 $,187,354.47071428571 $24,112.665000000008 $,211,467.13571428572 5.9 $1,678.3214285714287 ,160,846 $14,224 ,175,070 ,-36,397.135714285716 Southern California 7 1711.2857142857142 $,353,846.19285714289 $30,377.350000000035 $,384,223.54285714292 2.7 $2,660.4285714285716 ,302,809 $23,671 ,326,480 ,-57,743.542857142922 Total/Avg SFR Acquisitions 516 1743.5406976744187 $,161,792.90418604671 $26,439.639806201361 $,188,232.54399224807 $97.000000000000014 $1,659.5174418604652 ,161,793 $26,440 ,188,233 0.45600775192724541 Total NPLs Converted to SFRs(4) 20 1842.15 $,144,752.31 $19,230.202000000048 $,163,982.51200000005 3.3 $1,474.6470588235295 Total/Avg 536 1747.2201492537313 $,161,157.6111940322 $26,170.630932835658 $,187,327.69205223888 $100.30000000000001 $1,653.6210131332082 Support Slide Abt Sway pg. 1, 2014 SFR gross Yield $19,914.20930232558 Annualized Estimated Average Rent per Home $97,000.15 Aggregate Investment above 0.20530112682809873 SFR Gross Yield Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,185 $42,185 (unaudited) (unaudited) Total revenues $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-3,444 Core FFO(1) $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 11822 10970 9754 Non-stabilized homes(3) 740 1247 1663 Total Homes(4) 12562 12217 11417 Leased Percentages Stabilized homes 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio(4) 0.92238497054609137 0.89121715642138 0.83793173921929276 Starwood Waypoint Residential Trust Period Ending 6/30/15 NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,174 Loans converted to real estate -,486 Loan liquidations and other basis reductions -85 Loan Count as of June 30, 2015 3,644 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 15 Gain on sales of previously depreciated investments in real estate -,245.69383999999994 -,253 -27 Non-controlling interests 121 79 13 Subtotal - NAREIT FFO 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,927 3,898 2,101 Separation costs 0 0 0 Acquisition fees and other expenses 363 637 217 Write-off of loan costs 0 0 0 Loss on derivative financial instruments, net 111 132 104 Amortization of derivative financial instruments cost 0 -90 -81 Severance expense 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,184 1,998 1,048 Core FFO $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 Recurring capital expenditures 0 0 0 Acquisition costs 0 0 0 Other non-property related depreciation and amortization 0 0 0 Stock-based compensation expense 0 0 0 AFFO $22,461.30616 $16,761 $6,270 Core FFO per share $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 37,821,364 38,613,270 39,079,365 Q2 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 2,589 1,871 General and administrative 4,004 4,444 Share-based compensation 1,390 2,130 Investment management fees 4,881 3,993 Separation costs 0 0 Acquisition fees and other expenses 259 186 Interest expense, including amortization 19,595 5,191 Depreciation and amortization 18,984 7,243 Finance-related expenses and write-off of loan costs 911 5,441 Impairment of real estate 440 1,233 Realized loss (gain) on sales of investments in real estate, net -,458 56 Realized gain on divestiture homes, net -1,101 0 Loss on derivative financial instruments, net 65 470 Income tax expense 199 350 Net income attributable to non-controlling interests 98 83 Total NOI 48,419 20,575 Deduct: Total NPL portfolio NOI ,-19,278 -8,342 Total SFR portfolio NOI 29,141 12,233 Deduct: Non-2Q 2014 same store NOI 18,732 1,959 Same store NOI from homes stabilized prior to 2Q 2014 10,409 10,274 Deduct: Non-1Q 2014 same store NOI 6,113 6,334 Same store NOI from homes stabilized prior to 1Q 2014 4,296 3,940 From Abu's same store workpaper - see support below: Stabilized Prior to 2Q 2014 Stabilized Prior to 1Q 2014 From ABU - Same Store Workpaper - Q2 P:\Financial Reporting\Abu Non-Performing Loan Portfolio Data received form Prime (Contact Jeff Whorton) Total Loan Home Purchase Price Total UPB (3) Total BPO(3) Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 674 727 $86.638026959999934 $160.25578806999985 $143.99724003999998 0.54062338716999336 0.60166449673572475 1.2882879335957085 Illinois 343 370 44.887076109999967 71.56773335000004 68.582644999999999 0.62719711815492252 0.65449613542901364 1.3256906275825335 California 294 296 88.311604929999959 118.61164395 139.93326999999999 0.7445441441417604 0.6310979864188121 0.95868375244172943 New York 209 212 43.862047169999975 68.648038060000005 80.393022000000002 0.63894101578931517 0.54559520315084031 1.0347544622103328 Arizona 160 187 15.205403510000004 25.136570329999994 21.113399999999999 0.60491162121081643 0.72017787329373784 2.0959590448707126 Wisconsin 158 167 13.025531840000001 17.982250160000003 20.422550000000001 0.72435494579950832 0.63780144203343858 1.1233099499095993 Indiana 155 161 11.076065950000004 15.112299879999998 16.37687 0.73291729504774794 0.67632373890737385 1.1594420418107931 Maryland 145 150 28.392923210000014 41.940860920000006 35.693199999999997 0.676975211933728 0.79547149625138724 1.4056774131520449 New Jersey 145 144 22.899024010000002 37.660787069999991 37.142395 0.60803360183199717 0.61651985581435986 1.2410897587714398 Pennsylvania 114 121 11.043847530000006 16.469702270000006 15.879899999999999 0.67055538399845049 0.69546077305272747 1.235603872946867 Georgia 93 100 10.138313269999998 15.807110560000003 14.981350000000001 0.64137675456354848 0.67672895099573782 1.1955475476067292 Other 1,154 1,175 140.16252711000016 198.19937078000009 203.899698 0.70717947568854578 0.6874091942500089 1.147988481154913 Totals 3,644 3,810 $515.64239159999988 $787.39215539999987 $798.41554004 0.6548736713512856 0.6458321083957943 1.2051915879823913 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,424 2,554 $349.38805905999959 $553.28290492000087 $532.03958503999991 0.63144844775730558 0.65660163056050713 1.2674552250399957 Performing 846 811 116.2150023099998 161.61711312000031 192.55931899999999 0.71907609328295863 0.60352832007055346 1.0032578780246222 Delinquent 374 724 50.01433022999997 72.542137359999998 73.766636000000005 0.68945211776428927 0.67800746979976101 1.1802357537437018 #REF! #REF! #REF! Total/Average 3,644 4,089 $515.61739159999934 $787.44215540000118 $798.36554003999981 0.65500000000000003 0.64600000000000002 1.2051915879823913 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") FOR ACQUISITION SLIDE Non-Performing Loans: Total Purchase Purchase Weighted Number of Purchase Price Total UPB Total BPO Price as % Price as % Average Loans ($ in millions) ($ in millions) ($ in millions) of UPB of BPO LTV 1,441 $117 $189.4 $171.6 0.61799999999999999 0.68200000000000005 1.141 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-21 Stabilized & 180 Day Schedules Obtained from Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) Atlanta 2,557 2,509 0.96731765643682743 $1,203.5456202632627 2,490 0.96144578313253015 $1,196.4106524466749 South Florida 2,534 2,301 0.96697088222511951 $1,620.7982043478262 2,212 0.95343580470162748 $1,614.7412766967252 Houston 1,599 1,538 0.96228868660598177 $1,537.7937695312503 1,493 0.95713328868050906 $1,531.8670147161881 Tampa 1,419 1,349 0.95107487027427728 $1,263.946609792285 1,240 0.94516129032258067 $1,254.5354654141763 Dallas 1,402 1,311 0.97559115179252476 $1,571.4624580152674 1,213 0.94723825226710634 $1,559.7443292682931 Denver 715 626 0.99041533546325877 $1,764.7688000000001 561 0.98752228163992872 $1,757.207956600361 Chicago 714 654 0.96636085626911317 $1,664.5738073394496 604 0.95695364238410596 $1,663.679411764704 Orlando 607 538 0.95724907063197029 $1,304.1714312267654 483 0.95238095238095233 $1,304.970065217391 Southern California 457 440 0.94772727272727275 $1,828.6051025056947 426 0.93427230046948362 $1,816.6842317380354 Northern California 273 271 0.97416974169741699 $1,725.9793726937264 254 0.98425196850393704 $1,752.2536399999995 Phoenix 244 244 0.98360655737704916 $1,197.5769672131148 244 0.98360655737704916 $1,195.8157500000002 Las Vegas 41 41 0.95121951219512191 $1,296.875609756097 41 0.95121951219512191 $1,283.8612820512819 Total/Average 12,562 11,822 0.96608018947724583 $1,471.1499398967258 11,261 0.95657579255838732 $1,462.5057996468743 Starwood Waypoint Residential Trust Period Ending 6/30/15 Homes not intend to hold for the long term Home Count as of March 31, 2015 1,151 SFR homes sold -,125 Prime REOs sold -,206 Additional SFR held for sale 207 Additional Prime Non-rentals 176 Additional Prime Rentals 2 Home Count as of June 30, 2015(1) 1,205 1205 Check 0 Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 42078 (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 98 83 219 73 121 Subtotal - NAREIT FFO 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 2,130 3,317 2,459 1,927 Separation costs 0 0 0 3,543 0 Acquisition fees and other expenses 259 186 622 447 363 Write-off of loan costs 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -50 -,200 -50 -,100 Severance expense 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,259 0 4,443 0 2,184 Core FFO(1) $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 Acquisition costs 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 AFFO $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Same Store Growth Q2 15 This comes from Abu and his supporting Files. Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q2 2015 vs. Q2 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,677 -1.2% -0.16667958397116645 9.3% 2Q 2014 4,057 -2.7% -8.9% 1.3% Y/Y % Increase SS2014 - 1677 SS2Q14 - 4057 Net Operating Income 9.3% 1.3% Revenue -1.2% -2.7% Expenses -0.16667958397116645 -8.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 (unaudited) (unaudited) Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 Other property revenues 1,539 890 2833 1,369 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 Total revenues 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 10,195 7,791 21,520 13,823 Real estate taxes and insurance 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 2,589 1,871 6,155 4,286 General and administrative 4,004 4,444 7,862 9,814 Share-based compensation 1,390 2,130 3,317 2,459 Investment management fees 4,881 3,993 9,662 6,750 Separation costs 0 0 0 3,543 Acquisition fees and other expenses 259 186 622 447 Interest expense, including amortization 19,595 5,191 37,212 6,691 Depreciation and amortization 18,984 7,243 36,992 12,716 Finance-related expenses and write-off of loan costs 911 5,441 1,455 5,441 Impairment of real estate 440 1,233 659 2,067 Total expenses 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net loss -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Provided by John Christie Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change South Florida 125 2.8% 110 4.4% 170 2.9% 405 3.3% Atlanta 139 3.5% 164 3.6% 92 2.8% 395 3.4% Houston 152 1.2% 74 2.7% 60 2.9% 286 1.9% Tampa 101 3.3% 75 6.6% 78 3.1% 254 4.2% Dallas 54 .8% 78 3.8% 65 2.8% 197 2.6% Chicago 24 1.2% 26 2.3% 44 0.03 94 2.3% Phoenix 28 .8% 21 1.9% 28 1.8% 77 1.5% Denver 39 1.7% 20 0.03 11 0.03 70 2.3% Northern California 21 .8% 15 3.6% 25 2.9% 61 2.3% Orlando 20 2.2% 17 1.8% 23 2.8% 60 2.3% Southern California 21 .7% 20 2.9% 19 2.9% 60 2.1% Las Vegas 3 0.0% 1 -0.03 0 n.a. 4 -0.8% Total/Average 727 2.2% 621 3.7% 615 2.9% 1,963 2.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Separation costs 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Acquisition fees and other expenses 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Interest expense, including amortization 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Depreciation and amortization 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Finance-related expenses and write-off of loan costs 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Impairment of real estate 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 81,714 1.7506266469567453 49,130 2.0816032539615286 ,162,582 1.8337694563501015 85,669 2.2926378890464849 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized loss on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net income (loss) -3,339 ,-12,033 -3,225 ,-27,351 Net (income) loss attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Net Asset Value Calculation $42,185 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,205,017 $58.27 ok Less accumulated depreciation ,-72,572 -1.92 ok Add real estate held for sale, net 94,293 2.4900000000000002 ok Investments in real estate, net 2,226,738 58.84 ok Add increase in estimated fair value of investments in real estate ,393,221 10.39 ok Less estimated renovation reserve(1) -,229,296 -6.06 ok Estimated SFR Value 2,390,663 63.17 ok Non-performing loans 79,538 2.1 ok Non-performing loans held for sale 87,509 2.31 ok Non-performing loans (fair value option) ,412,503 10.9 ok Add increase in estimated fair value of non-performing loans 63,022 1.67 ok Estimated NPL Value ,642,572 16.98 ok Estimated SFR & NPL Value $3,033,235 $80.150000000000006 ok $80.155371514618039 Total shareholders' equity $1,060,554 $28.03 ok Less unamortized debt discount on convertible senior notes ,-34,708 -0.92 ok Less investments in real estate, net -2,226,738 -58.84 ok Less non-performing loans ,-79,538 -2.1 ok Less: non-performing loans held for sale ,-87,509 -2.31 ok Less non-performing loans (fair value option) -,412,503 -10.9 ok Add estimated SFR & NPL value 3,033,235 80.150000000000006 ok Estimated NAV $1,252,793 $33.11 ok $33.105937504318952 $33.11 Number of Shares 37,841,943 (1) Renovation reserve includes remaining capital expenditures for non-stabilized homes and average turn 2 cost for stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,205,017 Add: real estate held for sale, net 94,293 Adjusted investments in real estate (excl. depreciation) 2,299,310 Add: increase in estimated fair value of investments in real estate 91,353 Estimated SFR Value (Fair Value) 2,390,663 Non-performing loans 79,538 Non-performing loans held for sale 87,509 Non-performing loans (fair value option) ,412,503 Add: increase in estimated fair value of non-performing loans 63,022 Estimated NPL Value (Fair Value) ,642,572 Estimated SFR & NPL Value (Fair Value) 3,033,235 Resident and other receivables, net 23,620 Cash and cash equivalents 79,984 Restricted cash 87,247 Deferred leasing costs 29,605 Asset-backed securitization costs, net 26,553 Other Assets 20,836 Total Assets at fair value $3,301,080 Liabilities Senior SFR facility $,629,558 Master repurchase agreement ,404,730 Asset-backed securitization ,527,043 Convertible senior notes, net ,367,792 Add: unamortized debt discount on convertible senior notes 34,708 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 60,121 Resident security deposits and prepaid rent 22,091 Total liabilities at fair value $2,046,043 Less: Non-controlling interests -2,244 Estimated NAV at fair value $1,252,793 Number of Shares 37,841,943 Estimated NAV $33.105940128862315 -4.0598711376844676E-3 m Check to NAV calculation 0 m Investments in real estate, net 2,226,738 Add back: accumulated depreciation 72,572 Investments in real estate properties, gross 2,299,310 Adjusted fair value as of 6/30/2015 2,390,663 Increase in estimated fair value of investments in real estate 91,353 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $,-50,722,880 $,-50,723 Condition Adjustment for Stabilized Properties B -,172,530,950 -,172,531 Remaining Construction Costs for Non- Stabilized homes C -6,041,600 -6,042 Total estimated reserves at 6/30/2015 $-,229,295,430 $-,229,296 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 6/30/15 (on 12,666 homes (not Units)) D 2,247,278 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 From Allen Fair value on homes excluded from valuation (Prime REO) E ,143,385 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\REO Schedule June 30 2015 -Prime From Dennis/Prime Adjusted fair value as of 6/30/15 2,390,663 Add: increase in estimated fair value of investments in real estate -,229,296 Per above Investments in real estate 2,226,738 Per above Fair value adjustment ,393,221 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201502. Q2 2015\Fair Value Q2 2015 Book basis ,579,550 Fair value ,642,572 Fair value adjustment F 63,022 DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 49 $,165,582.41571428569 $8,113,538.3699999982 $8,824,263.5800000001 $,710,725.21000000183 $0 $,710,725.21000000183 Other REO Divestitures(2) 80 ,236,992.26712500001 18,959,381.370000001 18,403,054 -,556,327.37000000104 -,556,327.37000000104 0 NPL REO 213 ,132,243.45403755872 28,167,855.710000008 28,054,423.609999999 -,113,432.10000000894 -,113,432.10000000894 0 Total 342 $,161,522.73523391812 $55,240,775.450000003 $55,281,741.189999998 $40,965.739999991842 $-,669,759.47000000998 $,710,725.21000000183 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,185 $42,004 (unaudited) ASSETS Investments in real estate Land $,389,320 $,359,889 Building and improvements 1,815,697 1,619,622 Development costs Total investment in properties 2,205,017 1,979,511 Less accumulated depreciation ,-72,572 ,-41,563 Investment in real estate properties, net 2,132,445 1,937,948 Real estate held for sale, net 94,293 32,102 Total investments in real estate, net 2,226,738 1,970,050 Non-performing loans 79,538 ,125,488 Non-performing loans held for sale 87,509 26,911 Non-performing loans (fair value option) ,412,503 ,491,790 Resident and other receivables, net 23,620 17,270 Cash and cash equivalents 79,984 ,175,198 Restricted cash 87,247 50,749 Deferred financing costs, net 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 Other assets 20,836 17,994 Total assets $3,074,133 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,629,558 $,441,239 Master repurchase agreement ,404,730 ,454,249 Asset-backed securitization, net ,527,043 ,526,816 Convertible senior notes, net ,367,792 ,363,110 Accounts payable and accrued expenses 60,121 52,457 Resident security deposits and prepaid rent 22,091 17,857 Total liabilities 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 381 378 Additional paid-in capital 1,128,334 1,133,239 Accumulated deficit ,-67,999 ,-53,723 Accumulated other comprehensive loss -,162 -70 Total Starwood Waypoint Residential Trust equity 1,060,554 1,079,824 Non-controlling interests 2,244 611 Total equity 1,062,798 1,080,435 Total liabilities and equity $3,074,133 $2,936,163 0 0 ck Shares outstanding end of period 37,841,943 Book value per share $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $-3,444 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 2,589 3,566 3,150 3,508 1,871 6,155 0 General and administrative 4,004 3,858 4,866 4,627 4,444 7,862 0 Share-based compensation 1,390 1,927 3,898 2,101 2,130 3,317 0 Investment management fees 4,881 4,781 4,825 4,522 3,993 9,662 0 Separation costs 0 0 0 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 186 622 0 Interest expense, including amortization 19,595 17,617 16,633 11,899 5,191 37,212 0 Depreciation and amortization 18,984 18,008 19,918 9,238 7,243 36,992 0 Finance-related expenses and write-off of loan costs 911 544 940 1,334 5,441 1,455 0 Impairment of real estate 440 219 171 341 1,233 659 0 Realized loss (gain) on sales of investments in real estate, net -,458 -,246 148 -,125 56 -,704 0 Realized gain on divestiture homes, net -1,101 782 0 0 0 -,319 0 Loss on derivative financial instruments, net 65 211 132 104 470 276 0 Income tax expense 199 225 -44 19 350 424 0 Net income attributable to non-controlling interests 98 121 79 13 83 219 0 check to NOI page QTD YTD Total NOI 48,419 51,969 45,795 31,085 20,575 ,100,388 0 0 0 Add (deduct) adjustments to get to total stabilized home portfolio NOI 0 NPL portfolio NOI components: 0 Realized gain on non-performing loans, net -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-14,486 0 Realized gain on loan conversions, net -6,123 -8,549 -6,994 -5,791 -6,483 ,-14,672 0 Mortgage loan servicing costs 9,586 9,995 11,020 7,918 5,139 19,581 0 Unrealized gain on non-performing loans, net ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-38,383 0 Deduct: Total NPL portfolio NOI ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-47,960 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 1,766 3,289 2,236 2,537 2,726 5,055 0 Add Total Non-stabilized portfolio NOI 1,766 3,289 2,236 2,537 2,726 5,055 0 0 Total stabilized portfolio NOI $30,907 $26,576 $22,181 $20,103 $14,959 $57,483 $0 $0 $0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $30,907 $26,576 $22,903 $20,103 $14,959 $57,483 $0 check to NOI page 0 0 $0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $46,677 $41,983 $37,097 $30,366 $23,602 $88,660 $0 Less Allowance for doubtful accounts -,229.60091323913264 -,708 -,645 -,870 -,614 -,938 0.3990867608673625 Total rental revenues $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $87,722 $0.39908676086633932 Stabilized portfolio NOI margin 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.65528601719067048 Check Balance $0 $28,801 Total Rental Homes Portfolio Obtained from Tri Long - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment Atlanta 2,509 48 2,557 0.95463433711380519 $,101,226.29641376612 $,131,087.46535784123 $335.19064892 1933.0782166601487 22.393038717246782 1992.6069612827532 $1,203.401435602953 $1,203.401435602953 29,861 ,131,087 ,101,226 #REF! $335.2 $29.86069999999998 $101.22630000000001 $131.08699999999999 South Florida 2,301 233 2,534 0.89936858721389112 $,139,002.83067482235 $,174,732.64466456161 442.7 1581.8606395578365 45.031570639305528 1969.9684293606945 $1,622.3531942003515 $1,622.3531942003515 35,730 ,174,733 ,139,003 #REF! $442.7 $35.730200000000025 $139.00279999999998 $174.733 Houston 1,538 61 1,599 0.94308943089430897 $,131,144.58370856775 $,149,831.86085678538 239.5811455099998 2029.5347091932458 26.49093183239529 1988.5090681676047 $1,537.2903253652062 $1,537.2903253652062 18,687 ,149,832 ,131,145 #REF! $239.6 $18.687399999999997 $131.1446 $149.83199999999999 Tampa 1,349 70 1,419 0.90909090909090906 $,104,278.8060606068 $,126,131.956941508 178.98124689999986 1457.1719520789288 40.181113460183269 1974.8188865398167 $1,263.2591388673393 $1,263.2591388673393 21,783 ,126,061 ,104,278 #REF! $179 $21.8 $104.27810000000001 $126.13200000000001 Dallas 1,311 91 1,402 0.91940085592011411 $,140,461.35123395151 $,161,959.56352353797 227.06730806000024 2132.9564907275321 20.074179743224022 1994.925820256776 $1,575.2348524844722 $1,575.2348524844722 21,498 ,161,959 ,140,461 #REF! $227.1 $21.49860000000001 $140.4614 $161.96 Denver 626 89 715 0.90069930069930071 $,200,979.58907692303 $,229,160.70693706267 163.8499054599998 1601.4321678321678 31.928671328671271 1983.0713286713287 $1,767.7161741835148 $1,767.7161741835148 28,181 ,229,161 ,200,980 #REF! $163.80000000000001 $28.181399999999996 $200.9796 $229.161 Chicago 654 60 714 0.90196078431372551 $,120,853.42096638647 $,150,190.40901960791 107.23595204000004 1574.3011204481793 37.906162464985982 1977.093837535014 $1,665.8466925465839 $1,665.8466925465839 29,377 ,150,230 ,120,853 #REF! $107.2 $29.336600000000004 $120.85339999999999 $150.19 Orlando 538 69 607 0.86985172981878089 $,115,203.99233937399 $,141,157.4938056012 85.682598739999932 1583.5172981878088 37.191103789126828 1977.8088962108732 $1,310.2907590132825 $1,310.2907590132825 25,958 ,141,162 ,115,204 #REF! $85.7 $25.953000000000017 $115.20399999999999 $141.15700000000001 Southern California 440 17 457 0.91903719912472648 $,240,908.22404814026 $,254,065.29792122537 116.10784114999998 1640.5295404814005 38.050328227571072 1976.9496717724289 $1,831.941582733813 $1,831.941582733813 13,157 ,254,065 ,240,908 #REF! $116.1 $13.156799999999976 $240.90820000000002 $254.065 Northern California 271 2 273 0.97069597069597069 $,214,385.34564102555 $,227,743.68695970683 62.174026539999964 1506.03663003663 45.505494505494426 1969.4945054945056 $1,729.9144318181814 $1,729.9144318181814 13,323 ,227,708 ,214,385 #REF! $62.2 $13.358699999999999 $214.3853 $227.744 Phoenix 244 0 244 0.98360655737704916 $,139,867.52475409844 $,158,648.43540983609 38.71021824000001 1536.5040983606557 40.127049180327958 1974.872950819672 $1,195.8157500000002 $1,195.8157500000002 18,781 ,158,649 ,139,868 #REF! $38.700000000000003 $18.780499999999989 $139.86750000000001 $158.648 Las Vegas 41 0 41 0.95121951219512191 $,155,992.54487804876 $,167,626.55780487802 6.8726888699999984 1964.560975609756 28.268292682926813 1986.7317073170732 $1,283.8612820512819 $1,283.8612820512819 11,634 ,167,627 ,155,993 #REF! $6.9 $11.634500000000003 $155.99250000000001 $167.62700000000001 Total/Average 11,822 740 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020099986 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 $1,473.9904856970031 26114.377347318557 2,072,274 1,804,304 #REF! $2,004.2 $267.97839999999997 $1,804.3037000000002 $2,072.3359999999998 239.2 2011 1771.8 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Stabilized(5) 11,822 0.96608018947724583 $,131,988.45301302712 $,158,081.405157334 $1,868.8383717700026 1758.6831063361815 32.716291659617582 1982.2837083403824 $1,471.6824316508948 Non-stabilized(5) 740 0.22432432432432434 $,154,544.7591081085 $,182,956.39221621651 135.38773024000022 1770.6662162162163 34.254054054053995 1980.745945945946 $1,639.6477987421383 Total/Average 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020100027 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE

15 PORTFOLIO INFORMATION Leasing Statistics – June 30, 2015 Please refer to the “Definitions and Reconciliation” pages of this presentation for a definition of stabilized homes. Excludes 1,205 homes that we did not intend to hold for the long-term as of June 30, 2015. Refer to the “Definitions and Reconciliations” pages for roll-forward of homes we did not intend to hold for the long term. Effective January 1, 2015, we measure homes by the number of rental units as compared to our previous measure by number of properties. Although historically we have primarily invested in SFRs, and expect to do so in the foreseeable future, this change takes into account our investments in multi-family properties and, we believe provides a more meaningful measure to investors. Represents average monthly contractual cash rent. Average monthly cash rent is presented before rent concession and incentives (i.e. free rent, Waypoints). To date, rent concessions and incentives have been utilized on a limited basis and have not had a significant impact on our average monthly rent. If the use of rent concessions or other leasing incentives increases in the future, they may have a greater impact by reducing the average monthly rent we receive from leased homes. NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain on non-performing loans, net 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 48,419 ,100,388 Difference $0 $0 bad debt expense as a % of revenue .5% 1.6% Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of June 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 ,404,730 0 0 0 ,404,730 2017 0 0 0 0 ,172,500 ,172,500 2018 ,629,558 0 0 0 0 ,629,558 2019 0 0 0 ,230,000 0 ,230,000 2,787,183.56568 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70529943711131071 Total $,629,558 $,404,730 $,529,011 $0 $,230,000 $0 $,172,500 $1,965,799 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 629558 404730 529011 230000 172500 1965799 Weighted average coupon rate 3.1365999999999998E-2 3.1865999999999998E-2 2.5465999999999999E-2 0.03 4.4999999999999998E-2 3.0917777724986124E-2 Weighted average remaining maturity in years 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 2.9698631391312618 Market equity Security Shares Price Value Common shares 37,841,943 $23.76 $,899,124.56568000012 NAV(3) 37,841,943 $33.11 $1,252,793 Debt Metrics Total debt to total gross assets(4)(5) 0.62152292580617863 Net debt to total estimated fair value of assets(4)(5) 0.61296338727464239 $1,108,334 As of date 42185 42185 42185 42185 42185 maturity 43134 42624 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 0 Total Assets per BS $3,074,133 $0 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,885,815 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,939,246 Net debt less Cert $1,859,262 Syndication 41803 Feb. 5 2018 $,441,239,371.75 1 Accum Deprec. $,-72,572 NAV less Cert $3,033,235 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $0 Net debt to NAV 0.61296338727464239 NPL Debt $41,709 $,454,248,912 3 Total Assets $3,074,133 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,120,152 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.62152292580617863 $1,939,246 $3,146,705 0.61627829745718143 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Acquisitions (SFRs and NPLs) Obtained from Tri Long - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs) FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 132 1598.189393939394 $,159,185.42537878786 $35,483.609090909158 $,194,669.3446969701 $25.7 $1,746.984848484848 ,152,561 $34,347 ,186,908 -7,761.344696970133 Denver 77 1659.4285714285713 $,226,319.93818181817 $24,742.204805194837 $,251,062.14298701301 19.3 $1,839.7142857142858 ,168,246 $16,428 ,184,674 ,-66,388.142987013009 Tampa 70 1510.5 $,127,308.26928571425 $24,607.410999999964 $,151,915.68028571422 10.6 $1,411.1 ,118,353 $20,916 ,139,269 ,-12,646.680285714217 Dallas 59 2184.7796610169494 $,163,964.43423728805 $9,994.9418644068646 $,173,959.37610169491 10.3 $1,643.4237288135594 ,220,142 $15,942 ,236,084 62,124.623898305086 Chicago 55 1741.6363636363637 $,133,929.66436363637 $28,274.536727272673 $,162,204.20109090905 8.9 $1,702.181818181818 ,146,154 $18,436 ,164,590 2,385.7989090909541 Orlando 54 1558.2777777777778 $,117,464.69277777776 $31,274.648333333374 $,148,739.34111111113 8 $1,341.4074074074074 ,114,305 $30,112 ,144,417 -4,322.3411111111345 Houston 34 1924.4411764705883 $,147,896.27117647059 $17,938.853823529411 $,165,835.125 5.6 $1,669.5882352941176 ,121,892 $25,136 ,147,028 ,-18,807.125 Atlanta 28 2462.3571428571427 $,187,354.47071428571 $24,112.665000000008 $,211,467.13571428572 5.9 $1,678.3214285714287 ,160,846 $14,224 ,175,070 ,-36,397.135714285716 Southern California 7 1711.2857142857142 $,353,846.19285714289 $30,377.350000000035 $,384,223.54285714292 2.7 $2,660.4285714285716 ,302,809 $23,671 ,326,480 ,-57,743.542857142922 Total/Avg SFR Acquisitions 516 1743.5406976744187 $,161,792.90418604671 $26,439.639806201361 $,188,232.54399224807 $97.000000000000014 $1,659.5174418604652 ,161,793 $26,440 ,188,233 0.45600775192724541 Total NPLs Converted to SFRs(4) 20 1842.15 $,144,752.31 $19,230.202000000048 $,163,982.51200000005 3.3 $1,474.6470588235295 Total/Avg 536 1747.2201492537313 $,161,157.6111940322 $26,170.630932835658 $,187,327.69205223888 $100.30000000000001 $1,653.6210131332082 Support Slide Abt Sway pg. 1, 2014 SFR gross Yield $19,914.20930232558 Annualized Estimated Average Rent per Home $97,000.15 Aggregate Investment above 0.20530112682809873 SFR Gross Yield Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,185 $42,185 (unaudited) (unaudited) Total revenues $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-3,444 Core FFO(1) $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 11822 10970 9754 Non-stabilized homes(3) 740 1247 1663 Total Homes(4) 12562 12217 11417 Leased Percentages Stabilized homes 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio(4) 0.92238497054609137 0.89121715642138 0.83793173921929276 Starwood Waypoint Residential Trust Period Ending 6/30/15 NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,174 Loans converted to real estate -,486 Loan liquidations and other basis reductions -85 Loan Count as of June 30, 2015 3,644 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 15 Gain on sales of previously depreciated investments in real estate -,245.69383999999994 -,253 -27 Non-controlling interests 121 79 13 Subtotal - NAREIT FFO 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,927 3,898 2,101 Separation costs 0 0 0 Acquisition fees and other expenses 363 637 217 Write-off of loan costs 0 0 0 Loss on derivative financial instruments, net 111 132 104 Amortization of derivative financial instruments cost 0 -90 -81 Severance expense 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,184 1,998 1,048 Core FFO $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 Recurring capital expenditures 0 0 0 Acquisition costs 0 0 0 Other non-property related depreciation and amortization 0 0 0 Stock-based compensation expense 0 0 0 AFFO $22,461.30616 $16,761 $6,270 Core FFO per share $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 37,821,364 38,613,270 39,079,365 Q2 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 2,589 1,871 General and administrative 4,004 4,444 Share-based compensation 1,390 2,130 Investment management fees 4,881 3,993 Separation costs 0 0 Acquisition fees and other expenses 259 186 Interest expense, including amortization 19,595 5,191 Depreciation and amortization 18,984 7,243 Finance-related expenses and write-off of loan costs 911 5,441 Impairment of real estate 440 1,233 Realized loss (gain) on sales of investments in real estate, net -,458 56 Realized gain on divestiture homes, net -1,101 0 Loss on derivative financial instruments, net 65 470 Income tax expense 199 350 Net income attributable to non-controlling interests 98 83 Total NOI 48,419 20,575 Deduct: Total NPL portfolio NOI ,-19,278 -8,342 Total SFR portfolio NOI 29,141 12,233 Deduct: Non-2Q 2014 same store NOI 18,732 1,959 Same store NOI from homes stabilized prior to 2Q 2014 10,409 10,274 Deduct: Non-1Q 2014 same store NOI 6,113 6,334 Same store NOI from homes stabilized prior to 1Q 2014 4,296 3,940 From Abu's same store workpaper - see support below: Stabilized Prior to 2Q 2014 Stabilized Prior to 1Q 2014 From ABU - Same Store Workpaper - Q2 P:\Financial Reporting\Abu Non-Performing Loan Portfolio Data received form Prime (Contact Jeff Whorton) Total Loan Home Purchase Price Total UPB (3) Total BPO(3) Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 674 727 $86.638026959999934 $160.25578806999985 $143.99724003999998 0.54062338716999336 0.60166449673572475 1.2882879335957085 Illinois 343 370 44.887076109999967 71.56773335000004 68.582644999999999 0.62719711815492252 0.65449613542901364 1.3256906275825335 California 294 296 88.311604929999959 118.61164395 139.93326999999999 0.7445441441417604 0.6310979864188121 0.95868375244172943 New York 209 212 43.862047169999975 68.648038060000005 80.393022000000002 0.63894101578931517 0.54559520315084031 1.0347544622103328 Arizona 160 187 15.205403510000004 25.136570329999994 21.113399999999999 0.60491162121081643 0.72017787329373784 2.0959590448707126 Wisconsin 158 167 13.025531840000001 17.982250160000003 20.422550000000001 0.72435494579950832 0.63780144203343858 1.1233099499095993 Indiana 155 161 11.076065950000004 15.112299879999998 16.37687 0.73291729504774794 0.67632373890737385 1.1594420418107931 Maryland 145 150 28.392923210000014 41.940860920000006 35.693199999999997 0.676975211933728 0.79547149625138724 1.4056774131520449 New Jersey 145 144 22.899024010000002 37.660787069999991 37.142395 0.60803360183199717 0.61651985581435986 1.2410897587714398 Pennsylvania 114 121 11.043847530000006 16.469702270000006 15.879899999999999 0.67055538399845049 0.69546077305272747 1.235603872946867 Georgia 93 100 10.138313269999998 15.807110560000003 14.981350000000001 0.64137675456354848 0.67672895099573782 1.1955475476067292 Other 1,154 1,175 140.16252711000016 198.19937078000009 203.899698 0.70717947568854578 0.6874091942500089 1.147988481154913 Totals 3,644 3,810 $515.64239159999988 $787.39215539999987 $798.41554004 0.6548736713512856 0.6458321083957943 1.2051915879823913 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,424 2,554 $349.38805905999959 $553.28290492000087 $532.03958503999991 0.63144844775730558 0.65660163056050713 1.2674552250399957 Performing 846 811 116.2150023099998 161.61711312000031 192.55931899999999 0.71907609328295863 0.60352832007055346 1.0032578780246222 Delinquent 374 724 50.01433022999997 72.542137359999998 73.766636000000005 0.68945211776428927 0.67800746979976101 1.1802357537437018 #REF! #REF! #REF! Total/Average 3,644 4,089 $515.61739159999934 $787.44215540000118 $798.36554003999981 0.65500000000000003 0.64600000000000002 1.2051915879823913 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") FOR ACQUISITION SLIDE Non-Performing Loans: Total Purchase Purchase Weighted Number of Purchase Price Total UPB Total BPO Price as % Price as % Average Loans ($ in millions) ($ in millions) ($ in millions) of UPB of BPO LTV 1,441 $117 $189.4 $171.6 0.61799999999999999 0.68200000000000005 1.141 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-21 Stabilized & 180 Day Schedules Obtained from Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) Atlanta 2,557 2,509 0.96731765643682743 $1,203.5456202632627 2,490 0.96144578313253015 $1,196.4106524466749 South Florida 2,534 2,301 0.96697088222511951 $1,620.7982043478262 2,212 0.95343580470162748 $1,614.7412766967252 Houston 1,599 1,538 0.96228868660598177 $1,537.7937695312503 1,493 0.95713328868050906 $1,531.8670147161881 Tampa 1,419 1,349 0.95107487027427728 $1,263.946609792285 1,240 0.94516129032258067 $1,254.5354654141763 Dallas 1,402 1,311 0.97559115179252476 $1,571.4624580152674 1,213 0.94723825226710634 $1,559.7443292682931 Denver 715 626 0.99041533546325877 $1,764.7688000000001 561 0.98752228163992872 $1,757.207956600361 Chicago 714 654 0.96636085626911317 $1,664.5738073394496 604 0.95695364238410596 $1,663.679411764704 Orlando 607 538 0.95724907063197029 $1,304.1714312267654 483 0.95238095238095233 $1,304.970065217391 Southern California 457 440 0.94772727272727275 $1,828.6051025056947 426 0.93427230046948362 $1,816.6842317380354 Northern California 273 271 0.97416974169741699 $1,725.9793726937264 254 0.98425196850393704 $1,752.2536399999995 Phoenix 244 244 0.98360655737704916 $1,197.5769672131148 244 0.98360655737704916 $1,195.8157500000002 Las Vegas 41 41 0.95121951219512191 $1,296.875609756097 41 0.95121951219512191 $1,283.8612820512819 Total/Average 12,562 11,822 0.96608018947724583 $1,471.1499398967258 11,261 0.95657579255838732 $1,462.5057996468743 Starwood Waypoint Residential Trust Period Ending 6/30/15 Homes not intend to hold for the long term Home Count as of March 31, 2015 1,151 SFR homes sold -,125 Prime REOs sold -,206 Additional SFR held for sale 207 Additional Prime Non-rentals 176 Additional Prime Rentals 2 Home Count as of June 30, 2015(1) 1,205 1205 Check 0 Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 42078 (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 98 83 219 73 121 Subtotal - NAREIT FFO 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 2,130 3,317 2,459 1,927 Separation costs 0 0 0 3,543 0 Acquisition fees and other expenses 259 186 622 447 363 Write-off of loan costs 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -50 -,200 -50 -,100 Severance expense 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,259 0 4,443 0 2,184 Core FFO(1) $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 Acquisition costs 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 AFFO $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Same Store Growth Q2 15 This comes from Abu and his supporting Files. Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q2 2015 vs. Q2 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,677 -1.2% -0.16667958397116645 9.3% 2Q 2014 4,057 -2.7% -8.9% 1.3% Y/Y % Increase SS2014 - 1677 SS2Q14 - 4057 Net Operating Income 9.3% 1.3% Revenue -1.2% -2.7% Expenses -0.16667958397116645 -8.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 (unaudited) (unaudited) Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 Other property revenues 1,539 890 2833 1,369 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 Total revenues 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 10,195 7,791 21,520 13,823 Real estate taxes and insurance 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 2,589 1,871 6,155 4,286 General and administrative 4,004 4,444 7,862 9,814 Share-based compensation 1,390 2,130 3,317 2,459 Investment management fees 4,881 3,993 9,662 6,750 Separation costs 0 0 0 3,543 Acquisition fees and other expenses 259 186 622 447 Interest expense, including amortization 19,595 5,191 37,212 6,691 Depreciation and amortization 18,984 7,243 36,992 12,716 Finance-related expenses and write-off of loan costs 911 5,441 1,455 5,441 Impairment of real estate 440 1,233 659 2,067 Total expenses 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net loss -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Provided by John Christie Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change South Florida 125 2.8% 110 4.4% 170 2.9% 405 3.3% Atlanta 139 3.5% 164 3.6% 92 2.8% 395 3.4% Houston 152 1.2% 74 2.7% 60 2.9% 286 1.9% Tampa 101 3.3% 75 6.6% 78 3.1% 254 4.2% Dallas 54 .8% 78 3.8% 65 2.8% 197 2.6% Chicago 24 1.2% 26 2.3% 44 0.03 94 2.3% Phoenix 28 .8% 21 1.9% 28 1.8% 77 1.5% Denver 39 1.7% 20 0.03 11 0.03 70 2.3% Northern California 21 .8% 15 3.6% 25 2.9% 61 2.3% Orlando 20 2.2% 17 1.8% 23 2.8% 60 2.3% Southern California 21 .7% 20 2.9% 19 2.9% 60 2.1% Las Vegas 3 0.0% 1 -0.03 0 n.a. 4 -0.8% Total/Average 727 2.2% 621 3.7% 615 2.9% 1,963 2.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Separation costs 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Acquisition fees and other expenses 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Interest expense, including amortization 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Depreciation and amortization 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Finance-related expenses and write-off of loan costs 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Impairment of real estate 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 81,714 1.7506266469567453 49,130 2.0816032539615286 ,162,582 1.8337694563501015 85,669 2.2926378890464849 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized loss on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net income (loss) -3,339 ,-12,033 -3,225 ,-27,351 Net (income) loss attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Net Asset Value Calculation $42,185 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,205,017 $58.27 ok Less accumulated depreciation ,-72,572 -1.92 ok Add real estate held for sale, net 94,293 2.4900000000000002 ok Investments in real estate, net 2,226,738 58.84 ok Add increase in estimated fair value of investments in real estate ,393,221 10.39 ok Less estimated renovation reserve(1) -,229,296 -6.06 ok Estimated SFR Value 2,390,663 63.17 ok Non-performing loans 79,538 2.1 ok Non-performing loans held for sale 87,509 2.31 ok Non-performing loans (fair value option) ,412,503 10.9 ok Add increase in estimated fair value of non-performing loans 63,022 1.67 ok Estimated NPL Value ,642,572 16.98 ok Estimated SFR & NPL Value $3,033,235 $80.150000000000006 ok $80.155371514618039 Total shareholders' equity $1,060,554 $28.03 ok Less unamortized debt discount on convertible senior notes ,-34,708 -0.92 ok Less investments in real estate, net -2,226,738 -58.84 ok Less non-performing loans ,-79,538 -2.1 ok Less: non-performing loans held for sale ,-87,509 -2.31 ok Less non-performing loans (fair value option) -,412,503 -10.9 ok Add estimated SFR & NPL value 3,033,235 80.150000000000006 ok Estimated NAV $1,252,793 $33.11 ok $33.105937504318952 $33.11 Number of Shares 37,841,943 (1) Renovation reserve includes remaining capital expenditures for non-stabilized homes and average turn 2 cost for stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,205,017 Add: real estate held for sale, net 94,293 Adjusted investments in real estate (excl. depreciation) 2,299,310 Add: increase in estimated fair value of investments in real estate 91,353 Estimated SFR Value (Fair Value) 2,390,663 Non-performing loans 79,538 Non-performing loans held for sale 87,509 Non-performing loans (fair value option) ,412,503 Add: increase in estimated fair value of non-performing loans 63,022 Estimated NPL Value (Fair Value) ,642,572 Estimated SFR & NPL Value (Fair Value) 3,033,235 Resident and other receivables, net 23,620 Cash and cash equivalents 79,984 Restricted cash 87,247 Deferred leasing costs 29,605 Asset-backed securitization costs, net 26,553 Other Assets 20,836 Total Assets at fair value $3,301,080 Liabilities Senior SFR facility $,629,558 Master repurchase agreement ,404,730 Asset-backed securitization ,527,043 Convertible senior notes, net ,367,792 Add: unamortized debt discount on convertible senior notes 34,708 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 60,121 Resident security deposits and prepaid rent 22,091 Total liabilities at fair value $2,046,043 Less: Non-controlling interests -2,244 Estimated NAV at fair value $1,252,793 Number of Shares 37,841,943 Estimated NAV $33.105940128862315 -4.0598711376844676E-3 m Check to NAV calculation 0 m Investments in real estate, net 2,226,738 Add back: accumulated depreciation 72,572 Investments in real estate properties, gross 2,299,310 Adjusted fair value as of 6/30/2015 2,390,663 Increase in estimated fair value of investments in real estate 91,353 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $,-50,722,880 $,-50,723 Condition Adjustment for Stabilized Properties B -,172,530,950 -,172,531 Remaining Construction Costs for Non- Stabilized homes C -6,041,600 -6,042 Total estimated reserves at 6/30/2015 $-,229,295,430 $-,229,296 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 6/30/15 (on 12,666 homes (not Units)) D 2,247,278 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 From Allen Fair value on homes excluded from valuation (Prime REO) E ,143,385 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\REO Schedule June 30 2015 -Prime From Dennis/Prime Adjusted fair value as of 6/30/15 2,390,663 Add: increase in estimated fair value of investments in real estate -,229,296 Per above Investments in real estate 2,226,738 Per above Fair value adjustment ,393,221 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201502. Q2 2015\Fair Value Q2 2015 Book basis ,579,550 Fair value ,642,572 Fair value adjustment F 63,022 DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 49 $,165,582.41571428569 $8,113,538.3699999982 $8,824,263.5800000001 $,710,725.21000000183 $0 $,710,725.21000000183 Other REO Divestitures(2) 80 ,236,992.26712500001 18,959,381.370000001 18,403,054 -,556,327.37000000104 -,556,327.37000000104 0 NPL REO 213 ,132,243.45403755872 28,167,855.710000008 28,054,423.609999999 -,113,432.10000000894 -,113,432.10000000894 0 Total 342 $,161,522.73523391812 $55,240,775.450000003 $55,281,741.189999998 $40,965.739999991842 $-,669,759.47000000998 $,710,725.21000000183 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,185 $42,004 (unaudited) ASSETS Investments in real estate Land $,389,320 $,359,889 Building and improvements 1,815,697 1,619,622 Development costs Total investment in properties 2,205,017 1,979,511 Less accumulated depreciation ,-72,572 ,-41,563 Investment in real estate properties, net 2,132,445 1,937,948 Real estate held for sale, net 94,293 32,102 Total investments in real estate, net 2,226,738 1,970,050 Non-performing loans 79,538 ,125,488 Non-performing loans held for sale 87,509 26,911 Non-performing loans (fair value option) ,412,503 ,491,790 Resident and other receivables, net 23,620 17,270 Cash and cash equivalents 79,984 ,175,198 Restricted cash 87,247 50,749 Deferred financing costs, net 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 Other assets 20,836 17,994 Total assets $3,074,133 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,629,558 $,441,239 Master repurchase agreement ,404,730 ,454,249 Asset-backed securitization, net ,527,043 ,526,816 Convertible senior notes, net ,367,792 ,363,110 Accounts payable and accrued expenses 60,121 52,457 Resident security deposits and prepaid rent 22,091 17,857 Total liabilities 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 381 378 Additional paid-in capital 1,128,334 1,133,239 Accumulated deficit ,-67,999 ,-53,723 Accumulated other comprehensive loss -,162 -70 Total Starwood Waypoint Residential Trust equity 1,060,554 1,079,824 Non-controlling interests 2,244 611 Total equity 1,062,798 1,080,435 Total liabilities and equity $3,074,133 $2,936,163 0 0 ck Shares outstanding end of period 37,841,943 Book value per share $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $-3,444 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 2,589 3,566 3,150 3,508 1,871 6,155 0 General and administrative 4,004 3,858 4,866 4,627 4,444 7,862 0 Share-based compensation 1,390 1,927 3,898 2,101 2,130 3,317 0 Investment management fees 4,881 4,781 4,825 4,522 3,993 9,662 0 Separation costs 0 0 0 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 186 622 0 Interest expense, including amortization 19,595 17,617 16,633 11,899 5,191 37,212 0 Depreciation and amortization 18,984 18,008 19,918 9,238 7,243 36,992 0 Finance-related expenses and write-off of loan costs 911 544 940 1,334 5,441 1,455 0 Impairment of real estate 440 219 171 341 1,233 659 0 Realized loss (gain) on sales of investments in real estate, net -,458 -,246 148 -,125 56 -,704 0 Realized gain on divestiture homes, net -1,101 782 0 0 0 -,319 0 Loss on derivative financial instruments, net 65 211 132 104 470 276 0 Income tax expense 199 225 -44 19 350 424 0 Net income attributable to non-controlling interests 98 121 79 13 83 219 0 check to NOI page QTD YTD Total NOI 48,419 51,969 45,795 31,085 20,575 ,100,388 0 0 0 Add (deduct) adjustments to get to total stabilized home portfolio NOI 0 NPL portfolio NOI components: 0 Realized gain on non-performing loans, net -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-14,486 0 Realized gain on loan conversions, net -6,123 -8,549 -6,994 -5,791 -6,483 ,-14,672 0 Mortgage loan servicing costs 9,586 9,995 11,020 7,918 5,139 19,581 0 Unrealized gain on non-performing loans, net ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-38,383 0 Deduct: Total NPL portfolio NOI ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-47,960 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 1,766 3,289 2,236 2,537 2,726 5,055 0 Add Total Non-stabilized portfolio NOI 1,766 3,289 2,236 2,537 2,726 5,055 0 0 Total stabilized portfolio NOI $30,907 $26,576 $22,181 $20,103 $14,959 $57,483 $0 $0 $0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $30,907 $26,576 $22,903 $20,103 $14,959 $57,483 $0 check to NOI page 0 0 $0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $46,677 $41,983 $37,097 $30,366 $23,602 $88,660 $0 Less Allowance for doubtful accounts -,229.60091323913264 -,708 -,645 -,870 -,614 -,938 0.3990867608673625 Total rental revenues $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $87,722 $0.39908676086633932 Stabilized portfolio NOI margin 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.65528601719067048 Check Balance $0 $28,801 Total Rental Homes Portfolio Obtained from Tri Long - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment Atlanta 2,509 48 2,557 0.95463433711380519 $,101,226.29641376612 $,131,087.46535784123 $335.19064892 1933.0782166601487 22.393038717246782 1992.6069612827532 $1,203.401435602953 $1,203.401435602953 29,861 ,131,087 ,101,226 #REF! $335.2 $29.86069999999998 $101.22630000000001 $131.08699999999999 South Florida 2,301 233 2,534 0.89936858721389112 $,139,002.83067482235 $,174,732.64466456161 442.7 1581.8606395578365 45.031570639305528 1969.9684293606945 $1,622.3531942003515 $1,622.3531942003515 35,730 ,174,733 ,139,003 #REF! $442.7 $35.730200000000025 $139.00279999999998 $174.733 Houston 1,538 61 1,599 0.94308943089430897 $,131,144.58370856775 $,149,831.86085678538 239.5811455099998 2029.5347091932458 26.49093183239529 1988.5090681676047 $1,537.2903253652062 $1,537.2903253652062 18,687 ,149,832 ,131,145 #REF! $239.6 $18.687399999999997 $131.1446 $149.83199999999999 Tampa 1,349 70 1,419 0.90909090909090906 $,104,278.8060606068 $,126,131.956941508 178.98124689999986 1457.1719520789288 40.181113460183269 1974.8188865398167 $1,263.2591388673393 $1,263.2591388673393 21,783 ,126,061 ,104,278 #REF! $179 $21.8 $104.27810000000001 $126.13200000000001 Dallas 1,311 91 1,402 0.91940085592011411 $,140,461.35123395151 $,161,959.56352353797 227.06730806000024 2132.9564907275321 20.074179743224022 1994.925820256776 $1,575.2348524844722 $1,575.2348524844722 21,498 ,161,959 ,140,461 #REF! $227.1 $21.49860000000001 $140.4614 $161.96 Denver 626 89 715 0.90069930069930071 $,200,979.58907692303 $,229,160.70693706267 163.8499054599998 1601.4321678321678 31.928671328671271 1983.0713286713287 $1,767.7161741835148 $1,767.7161741835148 28,181 ,229,161 ,200,980 #REF! $163.80000000000001 $28.181399999999996 $200.9796 $229.161 Chicago 654 60 714 0.90196078431372551 $,120,853.42096638647 $,150,190.40901960791 107.23595204000004 1574.3011204481793 37.906162464985982 1977.093837535014 $1,665.8466925465839 $1,665.8466925465839 29,377 ,150,230 ,120,853 #REF! $107.2 $29.336600000000004 $120.85339999999999 $150.19 Orlando 538 69 607 0.86985172981878089 $,115,203.99233937399 $,141,157.4938056012 85.682598739999932 1583.5172981878088 37.191103789126828 1977.8088962108732 $1,310.2907590132825 $1,310.2907590132825 25,958 ,141,162 ,115,204 #REF! $85.7 $25.953000000000017 $115.20399999999999 $141.15700000000001 Southern California 440 17 457 0.91903719912472648 $,240,908.22404814026 $,254,065.29792122537 116.10784114999998 1640.5295404814005 38.050328227571072 1976.9496717724289 $1,831.941582733813 $1,831.941582733813 13,157 ,254,065 ,240,908 #REF! $116.1 $13.156799999999976 $240.90820000000002 $254.065 Northern California 271 2 273 0.97069597069597069 $,214,385.34564102555 $,227,743.68695970683 62.174026539999964 1506.03663003663 45.505494505494426 1969.4945054945056 $1,729.9144318181814 $1,729.9144318181814 13,323 ,227,708 ,214,385 #REF! $62.2 $13.358699999999999 $214.3853 $227.744 Phoenix 244 0 244 0.98360655737704916 $,139,867.52475409844 $,158,648.43540983609 38.71021824000001 1536.5040983606557 40.127049180327958 1974.872950819672 $1,195.8157500000002 $1,195.8157500000002 18,781 ,158,649 ,139,868 #REF! $38.700000000000003 $18.780499999999989 $139.86750000000001 $158.648 Las Vegas 41 0 41 0.95121951219512191 $,155,992.54487804876 $,167,626.55780487802 6.8726888699999984 1964.560975609756 28.268292682926813 1986.7317073170732 $1,283.8612820512819 $1,283.8612820512819 11,634 ,167,627 ,155,993 #REF! $6.9 $11.634500000000003 $155.99250000000001 $167.62700000000001 Total/Average 11,822 740 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020099986 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 $1,473.9904856970031 26114.377347318557 2,072,274 1,804,304 #REF! $2,004.2 $267.97839999999997 $1,804.3037000000002 $2,072.3359999999998 239.2 2011 1771.8 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Stabilized(5) 11,822 0.96608018947724583 $,131,988.45301302712 $,158,081.405157334 $1,868.8383717700026 1758.6831063361815 32.716291659617582 1982.2837083403824 $1,471.6824316508948 Non-stabilized(5) 740 0.22432432432432434 $,154,544.7591081085 $,182,956.39221621651 135.38773024000022 1770.6662162162163 34.254054054053995 1980.745945945946 $1,639.6477987421383 Total/Average 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020100027 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain on non-performing loans, net 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 48,419 ,100,388 Difference $0 $0 bad debt expense as a % of revenue .5% 1.6% Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of June 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 ,404,730 0 0 0 ,404,730 2017 0 0 0 0 ,172,500 ,172,500 2018 ,629,558 0 0 0 0 ,629,558 2019 0 0 0 ,230,000 0 ,230,000 2,787,183.56568 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70529943711131071 Total $,629,558 $,404,730 $,529,011 $0 $,230,000 $0 $,172,500 $1,965,799 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 629558 404730 529011 230000 172500 1965799 Weighted average coupon rate 3.1365999999999998E-2 3.1865999999999998E-2 2.5465999999999999E-2 0.03 4.4999999999999998E-2 3.0917777724986124E-2 Weighted average remaining maturity in years 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 2.9698631391312618 Market equity Security Shares Price Value Common shares 37,841,943 $23.76 $,899,124.56568000012 NAV(3) 37,841,943 $33.11 $1,252,793 Debt Metrics Total debt to total gross assets(4)(5) 0.62152292580617863 Net debt to total estimated fair value of assets(4)(5) 0.61296338727464239 $1,108,334 As of date 42185 42185 42185 42185 42185 maturity 43134 42624 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 0 Total Assets per BS $3,074,133 $0 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,885,815 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,939,246 Net debt less Cert $1,859,262 Syndication 41803 Feb. 5 2018 $,441,239,371.75 1 Accum Deprec. $,-72,572 NAV less Cert $3,033,235 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $0 Net debt to NAV 0.61296338727464239 NPL Debt $41,709 $,454,248,912 3 Total Assets $3,074,133 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,120,152 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.62152292580617863 $1,939,246 $3,146,705 0.61627829745718143 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Acquisitions (SFRs and NPLs) Obtained from Tri Long - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs) FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 132 1598.189393939394 $,159,185.42537878786 $35,483.609090909158 $,194,669.3446969701 $25.7 $1,746.984848484848 ,152,561 $34,347 ,186,908 -7,761.344696970133 Denver 77 1659.4285714285713 $,226,319.93818181817 $24,742.204805194837 $,251,062.14298701301 19.3 $1,839.7142857142858 ,168,246 $16,428 ,184,674 ,-66,388.142987013009 Tampa 70 1510.5 $,127,308.26928571425 $24,607.410999999964 $,151,915.68028571422 10.6 $1,411.1 ,118,353 $20,916 ,139,269 ,-12,646.680285714217 Dallas 59 2184.7796610169494 $,163,964.43423728805 $9,994.9418644068646 $,173,959.37610169491 10.3 $1,643.4237288135594 ,220,142 $15,942 ,236,084 62,124.623898305086 Chicago 55 1741.6363636363637 $,133,929.66436363637 $28,274.536727272673 $,162,204.20109090905 8.9 $1,702.181818181818 ,146,154 $18,436 ,164,590 2,385.7989090909541 Orlando 54 1558.2777777777778 $,117,464.69277777776 $31,274.648333333374 $,148,739.34111111113 8 $1,341.4074074074074 ,114,305 $30,112 ,144,417 -4,322.3411111111345 Houston 34 1924.4411764705883 $,147,896.27117647059 $17,938.853823529411 $,165,835.125 5.6 $1,669.5882352941176 ,121,892 $25,136 ,147,028 ,-18,807.125 Atlanta 28 2462.3571428571427 $,187,354.47071428571 $24,112.665000000008 $,211,467.13571428572 5.9 $1,678.3214285714287 ,160,846 $14,224 ,175,070 ,-36,397.135714285716 Southern California 7 1711.2857142857142 $,353,846.19285714289 $30,377.350000000035 $,384,223.54285714292 2.7 $2,660.4285714285716 ,302,809 $23,671 ,326,480 ,-57,743.542857142922 Total/Avg SFR Acquisitions 516 1743.5406976744187 $,161,792.90418604671 $26,439.639806201361 $,188,232.54399224807 $97.000000000000014 $1,659.5174418604652 ,161,793 $26,440 ,188,233 0.45600775192724541 Total NPLs Converted to SFRs(4) 20 1842.15 $,144,752.31 $19,230.202000000048 $,163,982.51200000005 3.3 $1,474.6470588235295 Total/Avg 536 1747.2201492537313 $,161,157.6111940322 $26,170.630932835658 $,187,327.69205223888 $100.30000000000001 $1,653.6210131332082 Support Slide Abt Sway pg. 1, 2014 SFR gross Yield $19,914.20930232558 Annualized Estimated Average Rent per Home $97,000.15 Aggregate Investment above 0.20530112682809873 SFR Gross Yield Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,185 $42,185 (unaudited) (unaudited) Total revenues $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-3,444 Core FFO(1) $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 11822 10970 9754 Non-stabilized homes(3) 740 1247 1663 Total Homes(4) 12562 12217 11417 Leased Percentages Stabilized homes 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio(4) 0.92238497054609137 0.89121715642138 0.83793173921929276 Starwood Waypoint Residential Trust Period Ending 6/30/15 NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,174 Loans converted to real estate -,486 Loan liquidations and other basis reductions -85 Loan Count as of June 30, 2015 3,644 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 15 Gain on sales of previously depreciated investments in real estate -,245.69383999999994 -,253 -27 Non-controlling interests 121 79 13 Subtotal - NAREIT FFO 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,927 3,898 2,101 Separation costs 0 0 0 Acquisition fees and other expenses 363 637 217 Write-off of loan costs 0 0 0 Loss on derivative financial instruments, net 111 132 104 Amortization of derivative financial instruments cost 0 -90 -81 Severance expense 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,184 1,998 1,048 Core FFO $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 Recurring capital expenditures 0 0 0 Acquisition costs 0 0 0 Other non-property related depreciation and amortization 0 0 0 Stock-based compensation expense 0 0 0 AFFO $22,461.30616 $16,761 $6,270 Core FFO per share $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 37,821,364 38,613,270 39,079,365 Q2 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 2,589 1,871 General and administrative 4,004 4,444 Share-based compensation 1,390 2,130 Investment management fees 4,881 3,993 Separation costs 0 0 Acquisition fees and other expenses 259 186 Interest expense, including amortization 19,595 5,191 Depreciation and amortization 18,984 7,243 Finance-related expenses and write-off of loan costs 911 5,441 Impairment of real estate 440 1,233 Realized loss (gain) on sales of investments in real estate, net -,458 56 Realized gain on divestiture homes, net -1,101 0 Loss on derivative financial instruments, net 65 470 Income tax expense 199 350 Net income attributable to non-controlling interests 98 83 Total NOI 48,419 20,575 Deduct: Total NPL portfolio NOI ,-19,278 -8,342 Total SFR portfolio NOI 29,141 12,233 Deduct: Non-2Q 2014 same store NOI 18,732 1,959 Same store NOI from homes stabilized prior to 2Q 2014 10,409 10,274 Deduct: Non-1Q 2014 same store NOI 6,113 6,334 Same store NOI from homes stabilized prior to 1Q 2014 4,296 3,940 From Abu's same store workpaper - see support below: Stabilized Prior to 2Q 2014 Stabilized Prior to 1Q 2014 From ABU - Same Store Workpaper - Q2 P:\Financial Reporting\Abu Non-Performing Loan Portfolio Data received form Prime (Contact Jeff Whorton) Total Loan Home Purchase Price Total UPB (3) Total BPO(3) Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 674 727 $86.638026959999934 $160.25578806999985 $143.99724003999998 0.54062338716999336 0.60166449673572475 1.2882879335957085 Illinois 343 370 44.887076109999967 71.56773335000004 68.582644999999999 0.62719711815492252 0.65449613542901364 1.3256906275825335 California 294 296 88.311604929999959 118.61164395 139.93326999999999 0.7445441441417604 0.6310979864188121 0.95868375244172943 New York 209 212 43.862047169999975 68.648038060000005 80.393022000000002 0.63894101578931517 0.54559520315084031 1.0347544622103328 Arizona 160 187 15.205403510000004 25.136570329999994 21.113399999999999 0.60491162121081643 0.72017787329373784 2.0959590448707126 Wisconsin 158 167 13.025531840000001 17.982250160000003 20.422550000000001 0.72435494579950832 0.63780144203343858 1.1233099499095993 Indiana 155 161 11.076065950000004 15.112299879999998 16.37687 0.73291729504774794 0.67632373890737385 1.1594420418107931 Maryland 145 150 28.392923210000014 41.940860920000006 35.693199999999997 0.676975211933728 0.79547149625138724 1.4056774131520449 New Jersey 145 144 22.899024010000002 37.660787069999991 37.142395 0.60803360183199717 0.61651985581435986 1.2410897587714398 Pennsylvania 114 121 11.043847530000006 16.469702270000006 15.879899999999999 0.67055538399845049 0.69546077305272747 1.235603872946867 Georgia 93 100 10.138313269999998 15.807110560000003 14.981350000000001 0.64137675456354848 0.67672895099573782 1.1955475476067292 Other 1,154 1,175 140.16252711000016 198.19937078000009 203.899698 0.70717947568854578 0.6874091942500089 1.147988481154913 Totals 3,644 3,810 $515.64239159999988 $787.39215539999987 $798.41554004 0.6548736713512856 0.6458321083957943 1.2051915879823913 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,424 2,554 $349.38805905999959 $553.28290492000087 $532.03958503999991 0.63144844775730558 0.65660163056050713 1.2674552250399957 Performing 846 811 116.2150023099998 161.61711312000031 192.55931899999999 0.71907609328295863 0.60352832007055346 1.0032578780246222 Delinquent 374 724 50.01433022999997 72.542137359999998 73.766636000000005 0.68945211776428927 0.67800746979976101 1.1802357537437018 #REF! #REF! #REF! Total/Average 3,644 4,089 $515.61739159999934 $787.44215540000118 $798.36554003999981 0.65500000000000003 0.64600000000000002 1.2051915879823913 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") FOR ACQUISITION SLIDE Non-Performing Loans: Total Purchase Purchase Weighted Number of Purchase Price Total UPB Total BPO Price as % Price as % Average Loans ($ in millions) ($ in millions) ($ in millions) of UPB of BPO LTV 1,441 $117 $189.4 $171.6 0.61799999999999999 0.68200000000000005 1.141 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-21 Stabilized & 180 Day Schedules Obtained from Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) Atlanta 2,557 2,509 0.96731765643682743 $1,203.5456202632627 2,490 0.96144578313253015 $1,196.4106524466749 South Florida 2,534 2,301 0.96697088222511951 $1,620.7982043478262 2,212 0.95343580470162748 $1,614.7412766967252 Houston 1,599 1,538 0.96228868660598177 $1,537.7937695312503 1,493 0.95713328868050906 $1,531.8670147161881 Tampa 1,419 1,349 0.95107487027427728 $1,263.946609792285 1,240 0.94516129032258067 $1,254.5354654141763 Dallas 1,402 1,311 0.97559115179252476 $1,571.4624580152674 1,213 0.94723825226710634 $1,559.7443292682931 Denver 715 626 0.99041533546325877 $1,764.7688000000001 561 0.98752228163992872 $1,757.207956600361 Chicago 714 654 0.96636085626911317 $1,664.5738073394496 604 0.95695364238410596 $1,663.679411764704 Orlando 607 538 0.95724907063197029 $1,304.1714312267654 483 0.95238095238095233 $1,304.970065217391 Southern California 457 440 0.94772727272727275 $1,828.6051025056947 426 0.93427230046948362 $1,816.6842317380354 Northern California 273 271 0.97416974169741699 $1,725.9793726937264 254 0.98425196850393704 $1,752.2536399999995 Phoenix 244 244 0.98360655737704916 $1,197.5769672131148 244 0.98360655737704916 $1,195.8157500000002 Las Vegas 41 41 0.95121951219512191 $1,296.875609756097 41 0.95121951219512191 $1,283.8612820512819 Total/Average 12,562 11,822 0.96608018947724583 $1,471.1499398967258 11,261 0.95657579255838732 $1,462.5057996468743 Starwood Waypoint Residential Trust Period Ending 6/30/15 Homes not intend to hold for the long term Home Count as of March 31, 2015 1,151 SFR homes sold -,125 Prime REOs sold -,206 Additional SFR held for sale 207 Additional Prime Non-rentals 176 Additional Prime Rentals 2 Home Count as of June 30, 2015(1) 1,205 1205 Check 0 Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 42078 (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 98 83 219 73 121 Subtotal - NAREIT FFO 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 2,130 3,317 2,459 1,927 Separation costs 0 0 0 3,543 0 Acquisition fees and other expenses 259 186 622 447 363 Write-off of loan costs 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -50 -,200 -50 -,100 Severance expense 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,259 0 4,443 0 2,184 Core FFO(1) $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 Acquisition costs 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 AFFO $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Same Store Growth Q2 15 This comes from Abu and his supporting Files. Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q2 2015 vs. Q2 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,677 -1.2% -0.16667958397116645 9.3% 2Q 2014 4,057 -2.7% -8.9% 1.3% Y/Y % Increase SS2014 - 1677 SS2Q14 - 4057 Net Operating Income 9.3% 1.3% Revenue -1.2% -2.7% Expenses -0.16667958397116645 -8.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 (unaudited) (unaudited) Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 Other property revenues 1,539 890 2833 1,369 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 Total revenues 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 10,195 7,791 21,520 13,823 Real estate taxes and insurance 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 2,589 1,871 6,155 4,286 General and administrative 4,004 4,444 7,862 9,814 Share-based compensation 1,390 2,130 3,317 2,459 Investment management fees 4,881 3,993 9,662 6,750 Separation costs 0 0 0 3,543 Acquisition fees and other expenses 259 186 622 447 Interest expense, including amortization 19,595 5,191 37,212 6,691 Depreciation and amortization 18,984 7,243 36,992 12,716 Finance-related expenses and write-off of loan costs 911 5,441 1,455 5,441 Impairment of real estate 440 1,233 659 2,067 Total expenses 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net loss -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Provided by John Christie Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change South Florida 125 2.8% 110 4.4% 170 2.9% 405 3.3% Atlanta 139 3.5% 164 3.6% 92 2.8% 395 3.4% Houston 152 1.2% 74 2.7% 60 2.9% 286 1.9% Tampa 101 3.3% 75 6.6% 78 3.1% 254 4.2% Dallas 54 .8% 78 3.8% 65 2.8% 197 2.6% Chicago 24 1.2% 26 2.3% 44 0.03 94 2.3% Phoenix 28 .8% 21 1.9% 28 1.8% 77 1.5% Denver 39 1.7% 20 0.03 11 0.03 70 2.3% Northern California 21 .8% 15 3.6% 25 2.9% 61 2.3% Orlando 20 2.2% 17 1.8% 23 2.8% 60 2.3% Southern California 21 .7% 20 2.9% 19 2.9% 60 2.1% Las Vegas 3 0.0% 1 -0.03 0 n.a. 4 -0.8% Total/Average 727 2.2% 621 3.7% 615 2.9% 1,963 2.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Separation costs 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Acquisition fees and other expenses 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Interest expense, including amortization 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Depreciation and amortization 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Finance-related expenses and write-off of loan costs 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Impairment of real estate 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 81,714 1.7506266469567453 49,130 2.0816032539615286 ,162,582 1.8337694563501015 85,669 2.2926378890464849 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized loss on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net income (loss) -3,339 ,-12,033 -3,225 ,-27,351 Net (income) loss attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Net Asset Value Calculation $42,185 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,205,017 $58.27 ok Less accumulated depreciation ,-72,572 -1.92 ok Add real estate held for sale, net 94,293 2.4900000000000002 ok Investments in real estate, net 2,226,738 58.84 ok Add increase in estimated fair value of investments in real estate ,393,221 10.39 ok Less estimated renovation reserve(1) -,229,296 -6.06 ok Estimated SFR Value 2,390,663 63.17 ok Non-performing loans 79,538 2.1 ok Non-performing loans held for sale 87,509 2.31 ok Non-performing loans (fair value option) ,412,503 10.9 ok Add increase in estimated fair value of non-performing loans 63,022 1.67 ok Estimated NPL Value ,642,572 16.98 ok Estimated SFR & NPL Value $3,033,235 $80.150000000000006 ok $80.155371514618039 Total shareholders' equity $1,060,554 $28.03 ok Less unamortized debt discount on convertible senior notes ,-34,708 -0.92 ok Less investments in real estate, net -2,226,738 -58.84 ok Less non-performing loans ,-79,538 -2.1 ok Less: non-performing loans held for sale ,-87,509 -2.31 ok Less non-performing loans (fair value option) -,412,503 -10.9 ok Add estimated SFR & NPL value 3,033,235 80.150000000000006 ok Estimated NAV $1,252,793 $33.11 ok $33.105937504318952 $33.11 Number of Shares 37,841,943 (1) Renovation reserve includes remaining capital expenditures for non-stabilized homes and average turn 2 cost for stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,205,017 Add: real estate held for sale, net 94,293 Adjusted investments in real estate (excl. depreciation) 2,299,310 Add: increase in estimated fair value of investments in real estate 91,353 Estimated SFR Value (Fair Value) 2,390,663 Non-performing loans 79,538 Non-performing loans held for sale 87,509 Non-performing loans (fair value option) ,412,503 Add: increase in estimated fair value of non-performing loans 63,022 Estimated NPL Value (Fair Value) ,642,572 Estimated SFR & NPL Value (Fair Value) 3,033,235 Resident and other receivables, net 23,620 Cash and cash equivalents 79,984 Restricted cash 87,247 Deferred leasing costs 29,605 Asset-backed securitization costs, net 26,553 Other Assets 20,836 Total Assets at fair value $3,301,080 Liabilities Senior SFR facility $,629,558 Master repurchase agreement ,404,730 Asset-backed securitization ,527,043 Convertible senior notes, net ,367,792 Add: unamortized debt discount on convertible senior notes 34,708 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 60,121 Resident security deposits and prepaid rent 22,091 Total liabilities at fair value $2,046,043 Less: Non-controlling interests -2,244 Estimated NAV at fair value $1,252,793 Number of Shares 37,841,943 Estimated NAV $33.105940128862315 -4.0598711376844676E-3 m Check to NAV calculation 0 m Investments in real estate, net 2,226,738 Add back: accumulated depreciation 72,572 Investments in real estate properties, gross 2,299,310 Adjusted fair value as of 6/30/2015 2,390,663 Increase in estimated fair value of investments in real estate 91,353 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $,-50,722,880 $,-50,723 Condition Adjustment for Stabilized Properties B -,172,530,950 -,172,531 Remaining Construction Costs for Non- Stabilized homes C -6,041,600 -6,042 Total estimated reserves at 6/30/2015 $-,229,295,430 $-,229,296 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 6/30/15 (on 12,666 homes (not Units)) D 2,247,278 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 From Allen Fair value on homes excluded from valuation (Prime REO) E ,143,385 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\REO Schedule June 30 2015 -Prime From Dennis/Prime Adjusted fair value as of 6/30/15 2,390,663 Add: increase in estimated fair value of investments in real estate -,229,296 Per above Investments in real estate 2,226,738 Per above Fair value adjustment ,393,221 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201502. Q2 2015\Fair Value Q2 2015 Book basis ,579,550 Fair value ,642,572 Fair value adjustment F 63,022 DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 49 $,165,582.41571428569 $8,113,538.3699999982 $8,824,263.5800000001 $,710,725.21000000183 $0 $,710,725.21000000183 Other REO Divestitures(2) 80 ,236,992.26712500001 18,959,381.370000001 18,403,054 -,556,327.37000000104 -,556,327.37000000104 0 NPL REO 213 ,132,243.45403755872 28,167,855.710000008 28,054,423.609999999 -,113,432.10000000894 -,113,432.10000000894 0 Total 342 $,161,522.73523391812 $55,240,775.450000003 $55,281,741.189999998 $40,965.739999991842 $-,669,759.47000000998 $,710,725.21000000183 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,185 $42,004 (unaudited) ASSETS Investments in real estate Land $,389,320 $,359,889 Building and improvements 1,815,697 1,619,622 Development costs Total investment in properties 2,205,017 1,979,511 Less accumulated depreciation ,-72,572 ,-41,563 Investment in real estate properties, net 2,132,445 1,937,948 Real estate held for sale, net 94,293 32,102 Total investments in real estate, net 2,226,738 1,970,050 Non-performing loans 79,538 ,125,488 Non-performing loans held for sale 87,509 26,911 Non-performing loans (fair value option) ,412,503 ,491,790 Resident and other receivables, net 23,620 17,270 Cash and cash equivalents 79,984 ,175,198 Restricted cash 87,247 50,749 Deferred financing costs, net 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 Other assets 20,836 17,994 Total assets $3,074,133 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,629,558 $,441,239 Master repurchase agreement ,404,730 ,454,249 Asset-backed securitization, net ,527,043 ,526,816 Convertible senior notes, net ,367,792 ,363,110 Accounts payable and accrued expenses 60,121 52,457 Resident security deposits and prepaid rent 22,091 17,857 Total liabilities 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 381 378 Additional paid-in capital 1,128,334 1,133,239 Accumulated deficit ,-67,999 ,-53,723 Accumulated other comprehensive loss -,162 -70 Total Starwood Waypoint Residential Trust equity 1,060,554 1,079,824 Non-controlling interests 2,244 611 Total equity 1,062,798 1,080,435 Total liabilities and equity $3,074,133 $2,936,163 0 0 ck Shares outstanding end of period 37,841,943 Book value per share $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $-3,444 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 2,589 3,566 3,150 3,508 1,871 6,155 0 General and administrative 4,004 3,858 4,866 4,627 4,444 7,862 0 Share-based compensation 1,390 1,927 3,898 2,101 2,130 3,317 0 Investment management fees 4,881 4,781 4,825 4,522 3,993 9,662 0 Separation costs 0 0 0 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 186 622 0 Interest expense, including amortization 19,595 17,617 16,633 11,899 5,191 37,212 0 Depreciation and amortization 18,984 18,008 19,918 9,238 7,243 36,992 0 Finance-related expenses and write-off of loan costs 911 544 940 1,334 5,441 1,455 0 Impairment of real estate 440 219 171 341 1,233 659 0 Realized loss (gain) on sales of investments in real estate, net -,458 -,246 148 -,125 56 -,704 0 Realized gain on divestiture homes, net -1,101 782 0 0 0 -,319 0 Loss on derivative financial instruments, net 65 211 132 104 470 276 0 Income tax expense 199 225 -44 19 350 424 0 Net income attributable to non-controlling interests 98 121 79 13 83 219 0 check to NOI page QTD YTD Total NOI 48,419 51,969 45,795 31,085 20,575 ,100,388 0 0 0 Add (deduct) adjustments to get to total stabilized home portfolio NOI 0 NPL portfolio NOI components: 0 Realized gain on non-performing loans, net -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-14,486 0 Realized gain on loan conversions, net -6,123 -8,549 -6,994 -5,791 -6,483 ,-14,672 0 Mortgage loan servicing costs 9,586 9,995 11,020 7,918 5,139 19,581 0 Unrealized gain on non-performing loans, net ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-38,383 0 Deduct: Total NPL portfolio NOI ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-47,960 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 1,766 3,289 2,236 2,537 2,726 5,055 0 Add Total Non-stabilized portfolio NOI 1,766 3,289 2,236 2,537 2,726 5,055 0 0 Total stabilized portfolio NOI $30,907 $26,576 $22,181 $20,103 $14,959 $57,483 $0 $0 $0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $30,907 $26,576 $22,903 $20,103 $14,959 $57,483 $0 check to NOI page 0 0 $0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $46,677 $41,983 $37,097 $30,366 $23,602 $88,660 $0 Less Allowance for doubtful accounts -,229.60091323913264 -,708 -,645 -,870 -,614 -,938 0.3990867608673625 Total rental revenues $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $87,722 $0.39908676086633932 Stabilized portfolio NOI margin 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.65528601719067048 Check Balance $0 $28,801 Total Rental Homes Portfolio Obtained from Tri Long - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment Atlanta 2,509 48 2,557 0.95463433711380519 $,101,226.29641376612 $,131,087.46535784123 $335.19064892 1933.0782166601487 22.393038717246782 1992.6069612827532 $1,203.401435602953 $1,203.401435602953 29,861 ,131,087 ,101,226 #REF! $335.2 $29.86069999999998 $101.22630000000001 $131.08699999999999 South Florida 2,301 233 2,534 0.89936858721389112 $,139,002.83067482235 $,174,732.64466456161 442.7 1581.8606395578365 45.031570639305528 1969.9684293606945 $1,622.3531942003515 $1,622.3531942003515 35,730 ,174,733 ,139,003 #REF! $442.7 $35.730200000000025 $139.00279999999998 $174.733 Houston 1,538 61 1,599 0.94308943089430897 $,131,144.58370856775 $,149,831.86085678538 239.5811455099998 2029.5347091932458 26.49093183239529 1988.5090681676047 $1,537.2903253652062 $1,537.2903253652062 18,687 ,149,832 ,131,145 #REF! $239.6 $18.687399999999997 $131.1446 $149.83199999999999 Tampa 1,349 70 1,419 0.90909090909090906 $,104,278.8060606068 $,126,131.956941508 178.98124689999986 1457.1719520789288 40.181113460183269 1974.8188865398167 $1,263.2591388673393 $1,263.2591388673393 21,783 ,126,061 ,104,278 #REF! $179 $21.8 $104.27810000000001 $126.13200000000001 Dallas 1,311 91 1,402 0.91940085592011411 $,140,461.35123395151 $,161,959.56352353797 227.06730806000024 2132.9564907275321 20.074179743224022 1994.925820256776 $1,575.2348524844722 $1,575.2348524844722 21,498 ,161,959 ,140,461 #REF! $227.1 $21.49860000000001 $140.4614 $161.96 Denver 626 89 715 0.90069930069930071 $,200,979.58907692303 $,229,160.70693706267 163.8499054599998 1601.4321678321678 31.928671328671271 1983.0713286713287 $1,767.7161741835148 $1,767.7161741835148 28,181 ,229,161 ,200,980 #REF! $163.80000000000001 $28.181399999999996 $200.9796 $229.161 Chicago 654 60 714 0.90196078431372551 $,120,853.42096638647 $,150,190.40901960791 107.23595204000004 1574.3011204481793 37.906162464985982 1977.093837535014 $1,665.8466925465839 $1,665.8466925465839 29,377 ,150,230 ,120,853 #REF! $107.2 $29.336600000000004 $120.85339999999999 $150.19 Orlando 538 69 607 0.86985172981878089 $,115,203.99233937399 $,141,157.4938056012 85.682598739999932 1583.5172981878088 37.191103789126828 1977.8088962108732 $1,310.2907590132825 $1,310.2907590132825 25,958 ,141,162 ,115,204 #REF! $85.7 $25.953000000000017 $115.20399999999999 $141.15700000000001 Southern California 440 17 457 0.91903719912472648 $,240,908.22404814026 $,254,065.29792122537 116.10784114999998 1640.5295404814005 38.050328227571072 1976.9496717724289 $1,831.941582733813 $1,831.941582733813 13,157 ,254,065 ,240,908 #REF! $116.1 $13.156799999999976 $240.90820000000002 $254.065 Northern California 271 2 273 0.97069597069597069 $,214,385.34564102555 $,227,743.68695970683 62.174026539999964 1506.03663003663 45.505494505494426 1969.4945054945056 $1,729.9144318181814 $1,729.9144318181814 13,323 ,227,708 ,214,385 #REF! $62.2 $13.358699999999999 $214.3853 $227.744 Phoenix 244 0 244 0.98360655737704916 $,139,867.52475409844 $,158,648.43540983609 38.71021824000001 1536.5040983606557 40.127049180327958 1974.872950819672 $1,195.8157500000002 $1,195.8157500000002 18,781 ,158,649 ,139,868 #REF! $38.700000000000003 $18.780499999999989 $139.86750000000001 $158.648 Las Vegas 41 0 41 0.95121951219512191 $,155,992.54487804876 $,167,626.55780487802 6.8726888699999984 1964.560975609756 28.268292682926813 1986.7317073170732 $1,283.8612820512819 $1,283.8612820512819 11,634 ,167,627 ,155,993 #REF! $6.9 $11.634500000000003 $155.99250000000001 $167.62700000000001 Total/Average 11,822 740 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020099986 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 $1,473.9904856970031 26114.377347318557 2,072,274 1,804,304 #REF! $2,004.2 $267.97839999999997 $1,804.3037000000002 $2,072.3359999999998 239.2 2011 1771.8 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Stabilized(5) 11,822 0.96608018947724583 $,131,988.45301302712 $,158,081.405157334 $1,868.8383717700026 1758.6831063361815 32.716291659617582 1982.2837083403824 $1,471.6824316508948 Non-stabilized(5) 740 0.22432432432432434 $,154,544.7591081085 $,182,956.39221621651 135.38773024000022 1770.6662162162163 34.254054054053995 1980.745945945946 $1,639.6477987421383 Total/Average 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020100027 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE

PORTFOLIO INFORMATION NPL Portfolio – June 30, 2015 16 Represents first liens on 3,536 homes and 108 parcels of land. Excludes 219 unsecured, second and third lien NPLs with an aggregate purchase price of $1.6 million. For definitions of UPB and LTV, please refer to the “Definitions and Reconciliations” pages of this presentation. Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state. NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain on non-performing loans, net 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 48,419 ,100,388 Difference $0 $0 bad debt expense as a % of revenue .5% 1.6% Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of June 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 ,404,730 0 0 0 ,404,730 2017 0 0 0 0 ,172,500 ,172,500 2018 ,629,558 0 0 0 0 ,629,558 2019 0 0 0 ,230,000 0 ,230,000 2,787,183.56568 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70529943711131071 Total $,629,558 $,404,730 $,529,011 $0 $,230,000 $0 $,172,500 $1,965,799 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 629558 404730 529011 230000 172500 1965799 Weighted average coupon rate 3.1365999999999998E-2 3.1865999999999998E-2 2.5465999999999999E-2 0.03 4.4999999999999998E-2 3.0917777724986124E-2 Weighted average remaining maturity in years 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 2.9698631391312618 Market equity Security Shares Price Value Common shares 37,841,943 $23.76 $,899,124.56568000012 NAV(3) 37,841,943 $33.11 $1,252,793 Debt Metrics Total debt to total gross assets(4)(5) 0.62152292580617863 Net debt to total estimated fair value of assets(4)(5) 0.61296338727464239 $1,108,334 As of date 42185 42185 42185 42185 42185 maturity 43134 42624 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 0 Total Assets per BS $3,074,133 $0 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,885,815 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,939,246 Net debt less Cert $1,859,262 Syndication 41803 Feb. 5 2018 $,441,239,371.75 1 Accum Deprec. $,-72,572 NAV less Cert $3,033,235 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $0 Net debt to NAV 0.61296338727464239 NPL Debt $41,709 $,454,248,912 3 Total Assets $3,074,133 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,120,152 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.62152292580617863 $1,939,246 $3,146,705 0.61627829745718143 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Acquisitions (SFRs and NPLs) Obtained from Tri Long - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs) FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 132 1598.189393939394 $,159,185.42537878786 $35,483.609090909158 $,194,669.3446969701 $25.7 $1,746.984848484848 ,152,561 $34,347 ,186,908 -7,761.344696970133 Denver 77 1659.4285714285713 $,226,319.93818181817 $24,742.204805194837 $,251,062.14298701301 19.3 $1,839.7142857142858 ,168,246 $16,428 ,184,674 ,-66,388.142987013009 Tampa 70 1510.5 $,127,308.26928571425 $24,607.410999999964 $,151,915.68028571422 10.6 $1,411.1 ,118,353 $20,916 ,139,269 ,-12,646.680285714217 Dallas 59 2184.7796610169494 $,163,964.43423728805 $9,994.9418644068646 $,173,959.37610169491 10.3 $1,643.4237288135594 ,220,142 $15,942 ,236,084 62,124.623898305086 Chicago 55 1741.6363636363637 $,133,929.66436363637 $28,274.536727272673 $,162,204.20109090905 8.9 $1,702.181818181818 ,146,154 $18,436 ,164,590 2,385.7989090909541 Orlando 54 1558.2777777777778 $,117,464.69277777776 $31,274.648333333374 $,148,739.34111111113 8 $1,341.4074074074074 ,114,305 $30,112 ,144,417 -4,322.3411111111345 Houston 34 1924.4411764705883 $,147,896.27117647059 $17,938.853823529411 $,165,835.125 5.6 $1,669.5882352941176 ,121,892 $25,136 ,147,028 ,-18,807.125 Atlanta 28 2462.3571428571427 $,187,354.47071428571 $24,112.665000000008 $,211,467.13571428572 5.9 $1,678.3214285714287 ,160,846 $14,224 ,175,070 ,-36,397.135714285716 Southern California 7 1711.2857142857142 $,353,846.19285714289 $30,377.350000000035 $,384,223.54285714292 2.7 $2,660.4285714285716 ,302,809 $23,671 ,326,480 ,-57,743.542857142922 Total/Avg SFR Acquisitions 516 1743.5406976744187 $,161,792.90418604671 $26,439.639806201361 $,188,232.54399224807 $97.000000000000014 $1,659.5174418604652 ,161,793 $26,440 ,188,233 0.45600775192724541 Total NPLs Converted to SFRs(4) 20 1842.15 $,144,752.31 $19,230.202000000048 $,163,982.51200000005 3.3 $1,474.6470588235295 Total/Avg 536 1747.2201492537313 $,161,157.6111940322 $26,170.630932835658 $,187,327.69205223888 $100.30000000000001 $1,653.6210131332082 Support Slide Abt Sway pg. 1, 2014 SFR gross Yield $19,914.20930232558 Annualized Estimated Average Rent per Home $97,000.15 Aggregate Investment above 0.20530112682809873 SFR Gross Yield Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,185 $42,185 (unaudited) (unaudited) Total revenues $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-3,444 Core FFO(1) $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 11822 10970 9754 Non-stabilized homes(3) 740 1247 1663 Total Homes(4) 12562 12217 11417 Leased Percentages Stabilized homes 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio(4) 0.92238497054609137 0.89121715642138 0.83793173921929276 Starwood Waypoint Residential Trust Period Ending 6/30/15 NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,174 Loans converted to real estate -,486 Loan liquidations and other basis reductions -85 Loan Count as of June 30, 2015 3,644 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 15 Gain on sales of previously depreciated investments in real estate -,245.69383999999994 -,253 -27 Non-controlling interests 121 79 13 Subtotal - NAREIT FFO 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,927 3,898 2,101 Separation costs 0 0 0 Acquisition fees and other expenses 363 637 217 Write-off of loan costs 0 0 0 Loss on derivative financial instruments, net 111 132 104 Amortization of derivative financial instruments cost 0 -90 -81 Severance expense 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,184 1,998 1,048 Core FFO $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 Recurring capital expenditures 0 0 0 Acquisition costs 0 0 0 Other non-property related depreciation and amortization 0 0 0 Stock-based compensation expense 0 0 0 AFFO $22,461.30616 $16,761 $6,270 Core FFO per share $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 37,821,364 38,613,270 39,079,365 Q2 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 2,589 1,871 General and administrative 4,004 4,444 Share-based compensation 1,390 2,130 Investment management fees 4,881 3,993 Separation costs 0 0 Acquisition fees and other expenses 259 186 Interest expense, including amortization 19,595 5,191 Depreciation and amortization 18,984 7,243 Finance-related expenses and write-off of loan costs 911 5,441 Impairment of real estate 440 1,233 Realized loss (gain) on sales of investments in real estate, net -,458 56 Realized gain on divestiture homes, net -1,101 0 Loss on derivative financial instruments, net 65 470 Income tax expense 199 350 Net income attributable to non-controlling interests 98 83 Total NOI 48,419 20,575 Deduct: Total NPL portfolio NOI ,-19,278 -8,342 Total SFR portfolio NOI 29,141 12,233 Deduct: Non-2Q 2014 same store NOI 18,732 1,959 Same store NOI from homes stabilized prior to 2Q 2014 10,409 10,274 Deduct: Non-1Q 2014 same store NOI 6,113 6,334 Same store NOI from homes stabilized prior to 1Q 2014 4,296 3,940 From Abu's same store workpaper - see support below: Stabilized Prior to 2Q 2014 Stabilized Prior to 1Q 2014 From ABU - Same Store Workpaper - Q2 P:\Financial Reporting\Abu Non-Performing Loan Portfolio Data received form Prime (Contact Jeff Whorton) Total Loan Home Purchase Price Total UPB (3) Total BPO Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB (3) as % of BPO Average LTV(3)(4) Florida 674 727 $86.638026959999934 $160.25578806999985 $143.99724003999998 0.54062338716999336 0.60166449673572475 1.2882879335957085 Illinois 343 370 44.887076109999967 71.56773335000004 68.582644999999999 0.62719711815492252 0.65449613542901364 1.3256906275825335 California 294 296 88.311604929999959 118.61164395 139.93326999999999 0.7445441441417604 0.6310979864188121 0.95868375244172943 New York 209 212 43.862047169999975 68.648038060000005 80.393022000000002 0.63894101578931517 0.54559520315084031 1.0347544622103328 Arizona 160 187 15.205403510000004 25.136570329999994 21.113399999999999 0.60491162121081643 0.72017787329373784 2.0959590448707126 Wisconsin 158 167 13.025531840000001 17.982250160000003 20.422550000000001 0.72435494579950832 0.63780144203343858 1.1233099499095993 Indiana 155 161 11.076065950000004 15.112299879999998 16.37687 0.73291729504774794 0.67632373890737385 1.1594420418107931 Maryland 145 150 28.392923210000014 41.940860920000006 35.693199999999997 0.676975211933728 0.79547149625138724 1.4056774131520449 New Jersey 145 144 22.899024010000002 37.660787069999991 37.142395 0.60803360183199717 0.61651985581435986 1.2410897587714398 Pennsylvania 114 121 11.043847530000006 16.469702270000006 15.879899999999999 0.67055538399845049 0.69546077305272747 1.235603872946867 Georgia 93 100 10.138313269999998 15.807110560000003 14.981350000000001 0.64137675456354848 0.67672895099573782 1.1955475476067292 Other 1,154 1,175 140.16252711000016 198.19937078000009 203.899698 0.70717947568854578 0.6874091942500089 1.147988481154913 Totals 3,644 3,810 $515.64239159999988 $787.39215539999987 $798.41554004 0.6548736713512856 0.6458321083957943 1.2051915879823913 Total Loan Home Purchase Price Total UPB (3) Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB (3) as % of BPO Average LTV(3) Foreclosure 2,424 2,554 $349.38805905999959 $553.28290492000087 $532.03958503999991 0.63144844775730558 0.65660163056050713 1.2674552250399957 Performing 846 811 116.2150023099998 161.61711312000031 192.55931899999999 0.71907609328295863 0.60352832007055346 1.0032578780246222 Delinquent 374 724 50.01433022999997 72.542137359999998 73.766636000000005 0.68945211776428927 0.67800746979976101 1.1802357537437018 #REF! #REF! #REF! Total/Average 3,644 4,089 $515.61739159999934 $787.44215540000118 $798.36554003999981 0.65500000000000003 0.64600000000000002 1.2051915879823913 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") FOR ACQUISITION SLIDE Non-Performing Loans: Total Purchase Purchase Weighted Number of Purchase Price Total UPB Total BPO Price as % Price as % Average Loans ($ in millions) ($ in millions) ($ in millions) of UPB of BPO LTV 1,441 $117 $189.4 $171.6 0.61799999999999999 0.68200000000000005 1.141 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-21 Stabilized & 180 Day Schedules Obtained from Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) Atlanta 2,557 2,509 0.96731765643682743 $1,203.5456202632627 2,490 0.96144578313253015 $1,196.4106524466749 South Florida 2,534 2,301 0.96697088222511951 $1,620.7982043478262 2,212 0.95343580470162748 $1,614.7412766967252 Houston 1,599 1,538 0.96228868660598177 $1,537.7937695312503 1,493 0.95713328868050906 $1,531.8670147161881 Tampa 1,419 1,349 0.95107487027427728 $1,263.946609792285 1,240 0.94516129032258067 $1,254.5354654141763 Dallas 1,402 1,311 0.97559115179252476 $1,571.4624580152674 1,213 0.94723825226710634 $1,559.7443292682931 Denver 715 626 0.99041533546325877 $1,764.7688000000001 561 0.98752228163992872 $1,757.207956600361 Chicago 714 654 0.96636085626911317 $1,664.5738073394496 604 0.95695364238410596 $1,663.679411764704 Orlando 607 538 0.95724907063197029 $1,304.1714312267654 483 0.95238095238095233 $1,304.970065217391 Southern California 457 440 0.94772727272727275 $1,828.6051025056947 426 0.93427230046948362 $1,816.6842317380354 Northern California 273 271 0.97416974169741699 $1,725.9793726937264 254 0.98425196850393704 $1,752.2536399999995 Phoenix 244 244 0.98360655737704916 $1,197.5769672131148 244 0.98360655737704916 $1,195.8157500000002 Las Vegas 41 41 0.95121951219512191 $1,296.875609756097 41 0.95121951219512191 $1,283.8612820512819 Total/Average 12,562 11,822 0.96608018947724583 $1,471.1499398967258 11,261 0.95657579255838732 $1,462.5057996468743 Starwood Waypoint Residential Trust Period Ending 6/30/15 Homes not intend to hold for the long term Home Count as of March 31, 2015 1,151 SFR homes sold -,125 Prime REOs sold -,206 Additional SFR held for sale 207 Additional Prime Non-rentals 176 Additional Prime Rentals 2 Home Count as of June 30, 2015(1) 1,205 1205 Check 0 Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 42078 (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 98 83 219 73 121 Subtotal - NAREIT FFO 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 2,130 3,317 2,459 1,927 Separation costs 0 0 0 3,543 0 Acquisition fees and other expenses 259 186 622 447 363 Write-off of loan costs 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -50 -,200 -50 -,100 Severance expense 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,259 0 4,443 0 2,184 Core FFO(1) $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 Acquisition costs 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 AFFO $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Same Store Growth Q2 15 This comes from Abu and his supporting Files. Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q2 2015 vs. Q2 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,677 -1.2% -0.16667958397116645 9.3% 2Q 2014 4,057 -2.7% -8.9% 1.3% Y/Y % Increase SS2014 - 1677 SS2Q14 - 4057 Net Operating Income 9.3% 1.3% Revenue -1.2% -2.7% Expenses -0.16667958397116645 -8.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 (unaudited) (unaudited) Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 Other property revenues 1,539 890 2833 1,369 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 Total revenues 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 10,195 7,791 21,520 13,823 Real estate taxes and insurance 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 2,589 1,871 6,155 4,286 General and administrative 4,004 4,444 7,862 9,814 Share-based compensation 1,390 2,130 3,317 2,459 Investment management fees 4,881 3,993 9,662 6,750 Separation costs 0 0 0 3,543 Acquisition fees and other expenses 259 186 622 447 Interest expense, including amortization 19,595 5,191 37,212 6,691 Depreciation and amortization 18,984 7,243 36,992 12,716 Finance-related expenses and write-off of loan costs 911 5,441 1,455 5,441 Impairment of real estate 440 1,233 659 2,067 Total expenses 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net loss -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Provided by John Christie Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change South Florida 125 2.8% 110 4.4% 170 2.9% 405 3.3% Atlanta 139 3.5% 164 3.6% 92 2.8% 395 3.4% Houston 152 1.2% 74 2.7% 60 2.9% 286 1.9% Tampa 101 3.3% 75 6.6% 78 3.1% 254 4.2% Dallas 54 .8% 78 3.8% 65 2.8% 197 2.6% Chicago 24 1.2% 26 2.3% 44 0.03 94 2.3% Phoenix 28 .8% 21 1.9% 28 1.8% 77 1.5% Denver 39 1.7% 20 0.03 11 0.03 70 2.3% Northern California 21 .8% 15 3.6% 25 2.9% 61 2.3% Orlando 20 2.2% 17 1.8% 23 2.8% 60 2.3% Southern California 21 .7% 20 2.9% 19 2.9% 60 2.1% Las Vegas 3 0.0% 1 -0.03 0 n.a. 4 -0.8% Total/Average 727 2.2% 621 3.7% 615 2.9% 1,963 2.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Separation costs 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Acquisition fees and other expenses 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Interest expense, including amortization 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Depreciation and amortization 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Finance-related expenses and write-off of loan costs 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Impairment of real estate 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 81,714 1.7506266469567453 49,130 2.0816032539615286 ,162,582 1.8337694563501015 85,669 2.2926378890464849 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized loss on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net income (loss) -3,339 ,-12,033 -3,225 ,-27,351 Net (income) loss attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Net Asset Value Calculation $42,185 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,205,017 $58.27 ok Less accumulated depreciation ,-72,572 -1.92 ok Add real estate held for sale, net 94,293 2.4900000000000002 ok Investments in real estate, net 2,226,738 58.84 ok Add increase in estimated fair value of investments in real estate ,393,221 10.39 ok Less estimated renovation reserve(1) -,229,296 -6.06 ok Estimated SFR Value 2,390,663 63.17 ok Non-performing loans 79,538 2.1 ok Non-performing loans held for sale 87,509 2.31 ok Non-performing loans (fair value option) ,412,503 10.9 ok Add increase in estimated fair value of non-performing loans 63,022 1.67 ok Estimated NPL Value ,642,572 16.98 ok Estimated SFR & NPL Value $3,033,235 $80.150000000000006 ok $80.155371514618039 Total shareholders' equity $1,060,554 $28.03 ok Less unamortized debt discount on convertible senior notes ,-34,708 -0.92 ok Less investments in real estate, net -2,226,738 -58.84 ok Less non-performing loans ,-79,538 -2.1 ok Less: non-performing loans held for sale ,-87,509 -2.31 ok Less non-performing loans (fair value option) -,412,503 -10.9 ok Add estimated SFR & NPL value 3,033,235 80.150000000000006 ok Estimated NAV $1,252,793 $33.11 ok $33.105937504318952 $33.11 Number of Shares 37,841,943 (1) Renovation reserve includes remaining capital expenditures for non-stabilized homes and average turn 2 cost for stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,205,017 Add: real estate held for sale, net 94,293 Adjusted investments in real estate (excl. depreciation) 2,299,310 Add: increase in estimated fair value of investments in real estate 91,353 Estimated SFR Value (Fair Value) 2,390,663 Non-performing loans 79,538 Non-performing loans held for sale 87,509 Non-performing loans (fair value option) ,412,503 Add: increase in estimated fair value of non-performing loans 63,022 Estimated NPL Value (Fair Value) ,642,572 Estimated SFR & NPL Value (Fair Value) 3,033,235 Resident and other receivables, net 23,620 Cash and cash equivalents 79,984 Restricted cash 87,247 Deferred leasing costs 29,605 Asset-backed securitization costs, net 26,553 Other Assets 20,836 Total Assets at fair value $3,301,080 Liabilities Senior SFR facility $,629,558 Master repurchase agreement ,404,730 Asset-backed securitization ,527,043 Convertible senior notes, net ,367,792 Add: unamortized debt discount on convertible senior notes 34,708 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 60,121 Resident security deposits and prepaid rent 22,091 Total liabilities at fair value $2,046,043 Less: Non-controlling interests -2,244 Estimated NAV at fair value $1,252,793 Number of Shares 37,841,943 Estimated NAV $33.105940128862315 -4.0598711376844676E-3 m Check to NAV calculation 0 m Investments in real estate, net 2,226,738 Add back: accumulated depreciation 72,572 Investments in real estate properties, gross 2,299,310 Adjusted fair value as of 6/30/2015 2,390,663 Increase in estimated fair value of investments in real estate 91,353 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $,-50,722,880 $,-50,723 Condition Adjustment for Stabilized Properties B -,172,530,950 -,172,531 Remaining Construction Costs for Non- Stabilized homes C -6,041,600 -6,042 Total estimated reserves at 6/30/2015 $-,229,295,430 $-,229,296 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 6/30/15 (on 12,666 homes (not Units)) D 2,247,278 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 From Allen Fair value on homes excluded from valuation (Prime REO) E ,143,385 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\REO Schedule June 30 2015 -Prime From Dennis/Prime Adjusted fair value as of 6/30/15 2,390,663 Add: increase in estimated fair value of investments in real estate -,229,296 Per above Investments in real estate 2,226,738 Per above Fair value adjustment ,393,221 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201502. Q2 2015\Fair Value Q2 2015 Book basis ,579,550 Fair value ,642,572 Fair value adjustment F 63,022 DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 49 $,165,582.41571428569 $8,113,538.3699999982 $8,824,263.5800000001 $,710,725.21000000183 $0 $,710,725.21000000183 Other REO Divestitures(2) 80 ,236,992.26712500001 18,959,381.370000001 18,403,054 -,556,327.37000000104 -,556,327.37000000104 0 NPL REO 213 ,132,243.45403755872 28,167,855.710000008 28,054,423.609999999 -,113,432.10000000894 -,113,432.10000000894 0 Total 342 $,161,522.73523391812 $55,240,775.450000003 $55,281,741.189999998 $40,965.739999991842 $-,669,759.47000000998 $,710,725.21000000183 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,185 $42,004 (unaudited) ASSETS Investments in real estate Land $,389,320 $,359,889 Building and improvements 1,815,697 1,619,622 Development costs Total investment in properties 2,205,017 1,979,511 Less accumulated depreciation ,-72,572 ,-41,563 Investment in real estate properties, net 2,132,445 1,937,948 Real estate held for sale, net 94,293 32,102 Total investments in real estate, net 2,226,738 1,970,050 Non-performing loans 79,538 ,125,488 Non-performing loans held for sale 87,509 26,911 Non-performing loans (fair value option) ,412,503 ,491,790 Resident and other receivables, net 23,620 17,270 Cash and cash equivalents 79,984 ,175,198 Restricted cash 87,247 50,749 Deferred financing costs, net 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 Other assets 20,836 17,994 Total assets $3,074,133 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,629,558 $,441,239 Master repurchase agreement ,404,730 ,454,249 Asset-backed securitization, net ,527,043 ,526,816 Convertible senior notes, net ,367,792 ,363,110 Accounts payable and accrued expenses 60,121 52,457 Resident security deposits and prepaid rent 22,091 17,857 Total liabilities 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 381 378 Additional paid-in capital 1,128,334 1,133,239 Accumulated deficit ,-67,999 ,-53,723 Accumulated other comprehensive loss -,162 -70 Total Starwood Waypoint Residential Trust equity 1,060,554 1,079,824 Non-controlling interests 2,244 611 Total equity 1,062,798 1,080,435 Total liabilities and equity $3,074,133 $2,936,163 0 0 ck Shares outstanding end of period 37,841,943 Book value per share $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $-3,444 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 2,589 3,566 3,150 3,508 1,871 6,155 0 General and administrative 4,004 3,858 4,866 4,627 4,444 7,862 0 Share-based compensation 1,390 1,927 3,898 2,101 2,130 3,317 0 Investment management fees 4,881 4,781 4,825 4,522 3,993 9,662 0 Separation costs 0 0 0 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 186 622 0 Interest expense, including amortization 19,595 17,617 16,633 11,899 5,191 37,212 0 Depreciation and amortization 18,984 18,008 19,918 9,238 7,243 36,992 0 Finance-related expenses and write-off of loan costs 911 544 940 1,334 5,441 1,455 0 Impairment of real estate 440 219 171 341 1,233 659 0 Realized loss (gain) on sales of investments in real estate, net -,458 -,246 148 -,125 56 -,704 0 Realized gain on divestiture homes, net -1,101 782 0 0 0 -,319 0 Loss on derivative financial instruments, net 65 211 132 104 470 276 0 Income tax expense 199 225 -44 19 350 424 0 Net income attributable to non-controlling interests 98 121 79 13 83 219 0 check to NOI page QTD YTD Total NOI 48,419 51,969 45,795 31,085 20,575 ,100,388 0 0 0 Add (deduct) adjustments to get to total stabilized home portfolio NOI 0 NPL portfolio NOI components: 0 Realized gain on non-performing loans, net -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-14,486 0 Realized gain on loan conversions, net -6,123 -8,549 -6,994 -5,791 -6,483 ,-14,672 0 Mortgage loan servicing costs 9,586 9,995 11,020 7,918 5,139 19,581 0 Unrealized gain on non-performing loans, net ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-38,383 0 Deduct: Total NPL portfolio NOI ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-47,960 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 1,766 3,289 2,236 2,537 2,726 5,055 0 Add Total Non-stabilized portfolio NOI 1,766 3,289 2,236 2,537 2,726 5,055 0 0 Total stabilized portfolio NOI $30,907 $26,576 $22,181 $20,103 $14,959 $57,483 $0 $0 $0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $30,907 $26,576 $22,903 $20,103 $14,959 $57,483 $0 check to NOI page 0 0 $0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $46,677 $41,983 $37,097 $30,366 $23,602 $88,660 $0 Less Allowance for doubtful accounts -,229.60091323913264 -,708 -,645 -,870 -,614 -,938 0.3990867608673625 Total rental revenues $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $87,722 $0.39908676086633932 Stabilized portfolio NOI margin 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.65528601719067048 Check Balance $0 $28,801 Total Rental Homes Portfolio Obtained from Tri Long - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment Atlanta 2,509 48 2,557 0.95463433711380519 $,101,226.29641376612 $,131,087.46535784123 $335.19064892 1933.0782166601487 22.393038717246782 1992.6069612827532 $1,203.401435602953 $1,203.401435602953 29,861 ,131,087 ,101,226 #REF! $335.2 $29.86069999999998 $101.22630000000001 $131.08699999999999 South Florida 2,301 233 2,534 0.89936858721389112 $,139,002.83067482235 $,174,732.64466456161 442.7 1581.8606395578365 45.031570639305528 1969.9684293606945 $1,622.3531942003515 $1,622.3531942003515 35,730 ,174,733 ,139,003 #REF! $442.7 $35.730200000000025 $139.00279999999998 $174.733 Houston 1,538 61 1,599 0.94308943089430897 $,131,144.58370856775 $,149,831.86085678538 239.5811455099998 2029.5347091932458 26.49093183239529 1988.5090681676047 $1,537.2903253652062 $1,537.2903253652062 18,687 ,149,832 ,131,145 #REF! $239.6 $18.687399999999997 $131.1446 $149.83199999999999 Tampa 1,349 70 1,419 0.90909090909090906 $,104,278.8060606068 $,126,131.956941508 178.98124689999986 1457.1719520789288 40.181113460183269 1974.8188865398167 $1,263.2591388673393 $1,263.2591388673393 21,783 ,126,061 ,104,278 #REF! $179 $21.8 $104.27810000000001 $126.13200000000001 Dallas 1,311 91 1,402 0.91940085592011411 $,140,461.35123395151 $,161,959.56352353797 227.06730806000024 2132.9564907275321 20.074179743224022 1994.925820256776 $1,575.2348524844722 $1,575.2348524844722 21,498 ,161,959 ,140,461 #REF! $227.1 $21.49860000000001 $140.4614 $161.96 Denver 626 89 715 0.90069930069930071 $,200,979.58907692303 $,229,160.70693706267 163.8499054599998 1601.4321678321678 31.928671328671271 1983.0713286713287 $1,767.7161741835148 $1,767.7161741835148 28,181 ,229,161 ,200,980 #REF! $163.80000000000001 $28.181399999999996 $200.9796 $229.161 Chicago 654 60 714 0.90196078431372551 $,120,853.42096638647 $,150,190.40901960791 107.23595204000004 1574.3011204481793 37.906162464985982 1977.093837535014 $1,665.8466925465839 $1,665.8466925465839 29,377 ,150,230 ,120,853 #REF! $107.2 $29.336600000000004 $120.85339999999999 $150.19 Orlando 538 69 607 0.86985172981878089 $,115,203.99233937399 $,141,157.4938056012 85.682598739999932 1583.5172981878088 37.191103789126828 1977.8088962108732 $1,310.2907590132825 $1,310.2907590132825 25,958 ,141,162 ,115,204 #REF! $85.7 $25.953000000000017 $115.20399999999999 $141.15700000000001 Southern California 440 17 457 0.91903719912472648 $,240,908.22404814026 $,254,065.29792122537 116.10784114999998 1640.5295404814005 38.050328227571072 1976.9496717724289 $1,831.941582733813 $1,831.941582733813 13,157 ,254,065 ,240,908 #REF! $116.1 $13.156799999999976 $240.90820000000002 $254.065 Northern California 271 2 273 0.97069597069597069 $,214,385.34564102555 $,227,743.68695970683 62.174026539999964 1506.03663003663 45.505494505494426 1969.4945054945056 $1,729.9144318181814 $1,729.9144318181814 13,323 ,227,708 ,214,385 #REF! $62.2 $13.358699999999999 $214.3853 $227.744 Phoenix 244 0 244 0.98360655737704916 $,139,867.52475409844 $,158,648.43540983609 38.71021824000001 1536.5040983606557 40.127049180327958 1974.872950819672 $1,195.8157500000002 $1,195.8157500000002 18,781 ,158,649 ,139,868 #REF! $38.700000000000003 $18.780499999999989 $139.86750000000001 $158.648 Las Vegas 41 0 41 0.95121951219512191 $,155,992.54487804876 $,167,626.55780487802 6.8726888699999984 1964.560975609756 28.268292682926813 1986.7317073170732 $1,283.8612820512819 $1,283.8612820512819 11,634 ,167,627 ,155,993 #REF! $6.9 $11.634500000000003 $155.99250000000001 $167.62700000000001 Total/Average 11,822 740 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020099986 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 $1,473.9904856970031 26114.377347318557 2,072,274 1,804,304 #REF! $2,004.2 $267.97839999999997 $1,804.3037000000002 $2,072.3359999999998 239.2 2011 1771.8 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Stabilized(5) 11,822 0.96608018947724583 $,131,988.45301302712 $,158,081.405157334 $1,868.8383717700026 1758.6831063361815 32.716291659617582 1982.2837083403824 $1,471.6824316508948 Non-stabilized(5) 740 0.22432432432432434 $,154,544.7591081085 $,182,956.39221621651 135.38773024000022 1770.6662162162163 34.254054054053995 1980.745945945946 $1,639.6477987421383 Total/Average 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020100027 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain on non-performing loans, net 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 48,419 ,100,388 Difference $0 $0 bad debt expense as a % of revenue .5% 1.6% Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of June 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 ,404,730 0 0 0 ,404,730 2017 0 0 0 0 ,172,500 ,172,500 2018 ,629,558 0 0 0 0 ,629,558 2019 0 0 0 ,230,000 0 ,230,000 2,787,183.56568 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70529943711131071 Total $,629,558 $,404,730 $,529,011 $0 $,230,000 $0 $,172,500 $1,965,799 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 629558 404730 529011 230000 172500 1965799 Weighted average coupon rate 3.1365999999999998E-2 3.1865999999999998E-2 2.5465999999999999E-2 0.03 4.4999999999999998E-2 3.0917777724986124E-2 Weighted average remaining maturity in years 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 2.9698631391312618 Market equity Security Shares Price Value Common shares 37,841,943 $23.76 $,899,124.56568000012 NAV(3) 37,841,943 $33.11 $1,252,793 Debt Metrics Total debt to total gross assets(4)(5) 0.62152292580617863 Net debt to total estimated fair value of assets(4)(5) 0.61296338727464239 $1,108,334 As of date 42185 42185 42185 42185 42185 maturity 43134 42624 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 0 Total Assets per BS $3,074,133 $0 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,885,815 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,939,246 Net debt less Cert $1,859,262 Syndication 41803 Feb. 5 2018 $,441,239,371.75 1 Accum Deprec. $,-72,572 NAV less Cert $3,033,235 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $0 Net debt to NAV 0.61296338727464239 NPL Debt $41,709 $,454,248,912 3 Total Assets $3,074,133 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,120,152 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.62152292580617863 $1,939,246 $3,146,705 0.61627829745718143 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Acquisitions (SFRs and NPLs) Obtained from Tri Long - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs) FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 132 1598.189393939394 $,159,185.42537878786 $35,483.609090909158 $,194,669.3446969701 $25.7 $1,746.984848484848 ,152,561 $34,347 ,186,908 -7,761.344696970133 Denver 77 1659.4285714285713 $,226,319.93818181817 $24,742.204805194837 $,251,062.14298701301 19.3 $1,839.7142857142858 ,168,246 $16,428 ,184,674 ,-66,388.142987013009 Tampa 70 1510.5 $,127,308.26928571425 $24,607.410999999964 $,151,915.68028571422 10.6 $1,411.1 ,118,353 $20,916 ,139,269 ,-12,646.680285714217 Dallas 59 2184.7796610169494 $,163,964.43423728805 $9,994.9418644068646 $,173,959.37610169491 10.3 $1,643.4237288135594 ,220,142 $15,942 ,236,084 62,124.623898305086 Chicago 55 1741.6363636363637 $,133,929.66436363637 $28,274.536727272673 $,162,204.20109090905 8.9 $1,702.181818181818 ,146,154 $18,436 ,164,590 2,385.7989090909541 Orlando 54 1558.2777777777778 $,117,464.69277777776 $31,274.648333333374 $,148,739.34111111113 8 $1,341.4074074074074 ,114,305 $30,112 ,144,417 -4,322.3411111111345 Houston 34 1924.4411764705883 $,147,896.27117647059 $17,938.853823529411 $,165,835.125 5.6 $1,669.5882352941176 ,121,892 $25,136 ,147,028 ,-18,807.125 Atlanta 28 2462.3571428571427 $,187,354.47071428571 $24,112.665000000008 $,211,467.13571428572 5.9 $1,678.3214285714287 ,160,846 $14,224 ,175,070 ,-36,397.135714285716 Southern California 7 1711.2857142857142 $,353,846.19285714289 $30,377.350000000035 $,384,223.54285714292 2.7 $2,660.4285714285716 ,302,809 $23,671 ,326,480 ,-57,743.542857142922 Total/Avg SFR Acquisitions 516 1743.5406976744187 $,161,792.90418604671 $26,439.639806201361 $,188,232.54399224807 $97.000000000000014 $1,659.5174418604652 ,161,793 $26,440 ,188,233 0.45600775192724541 Total NPLs Converted to SFRs(4) 20 1842.15 $,144,752.31 $19,230.202000000048 $,163,982.51200000005 3.3 $1,474.6470588235295 Total/Avg 536 1747.2201492537313 $,161,157.6111940322 $26,170.630932835658 $,187,327.69205223888 $100.30000000000001 $1,653.6210131332082 Support Slide Abt Sway pg. 1, 2014 SFR gross Yield $19,914.20930232558 Annualized Estimated Average Rent per Home $97,000.15 Aggregate Investment above 0.20530112682809873 SFR Gross Yield Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,185 $42,185 (unaudited) (unaudited) Total revenues $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-3,444 Core FFO(1) $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 11822 10970 9754 Non-stabilized homes(3) 740 1247 1663 Total Homes(4) 12562 12217 11417 Leased Percentages Stabilized homes 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio(4) 0.92238497054609137 0.89121715642138 0.83793173921929276 Starwood Waypoint Residential Trust Period Ending 6/30/15 NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,174 Loans converted to real estate -,486 Loan liquidations and other basis reductions -85 Loan Count as of June 30, 2015 3,644 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 15 Gain on sales of previously depreciated investments in real estate -,245.69383999999994 -,253 -27 Non-controlling interests 121 79 13 Subtotal - NAREIT FFO 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,927 3,898 2,101 Separation costs 0 0 0 Acquisition fees and other expenses 363 637 217 Write-off of loan costs 0 0 0 Loss on derivative financial instruments, net 111 132 104 Amortization of derivative financial instruments cost 0 -90 -81 Severance expense 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,184 1,998 1,048 Core FFO $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 Recurring capital expenditures 0 0 0 Acquisition costs 0 0 0 Other non-property related depreciation and amortization 0 0 0 Stock-based compensation expense 0 0 0 AFFO $22,461.30616 $16,761 $6,270 Core FFO per share $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 37,821,364 38,613,270 39,079,365 Q2 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 2,589 1,871 General and administrative 4,004 4,444 Share-based compensation 1,390 2,130 Investment management fees 4,881 3,993 Separation costs 0 0 Acquisition fees and other expenses 259 186 Interest expense, including amortization 19,595 5,191 Depreciation and amortization 18,984 7,243 Finance-related expenses and write-off of loan costs 911 5,441 Impairment of real estate 440 1,233 Realized loss (gain) on sales of investments in real estate, net -,458 56 Realized gain on divestiture homes, net -1,101 0 Loss on derivative financial instruments, net 65 470 Income tax expense 199 350 Net income attributable to non-controlling interests 98 83 Total NOI 48,419 20,575 Deduct: Total NPL portfolio NOI ,-19,278 -8,342 Total SFR portfolio NOI 29,141 12,233 Deduct: Non-2Q 2014 same store NOI 18,732 1,959 Same store NOI from homes stabilized prior to 2Q 2014 10,409 10,274 Deduct: Non-1Q 2014 same store NOI 6,113 6,334 Same store NOI from homes stabilized prior to 1Q 2014 4,296 3,940 From Abu's same store workpaper - see support below: Stabilized Prior to 2Q 2014 Stabilized Prior to 1Q 2014 From ABU - Same Store Workpaper - Q2 P:\Financial Reporting\Abu Non-Performing Loan Portfolio Data received form Prime (Contact Jeff Whorton) Total Loan Home Purchase Price Total UPB (3) Total BPO Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB (3) as % of BPO Average LTV(3)(4) Florida 674 727 $86.638026959999934 $160.25578806999985 $143.99724003999998 0.54062338716999336 0.60166449673572475 1.2882879335957085 Illinois 343 370 44.887076109999967 71.56773335000004 68.582644999999999 0.62719711815492252 0.65449613542901364 1.3256906275825335 California 294 296 88.311604929999959 118.61164395 139.93326999999999 0.7445441441417604 0.6310979864188121 0.95868375244172943 New York 209 212 43.862047169999975 68.648038060000005 80.393022000000002 0.63894101578931517 0.54559520315084031 1.0347544622103328 Arizona 160 187 15.205403510000004 25.136570329999994 21.113399999999999 0.60491162121081643 0.72017787329373784 2.0959590448707126 Wisconsin 158 167 13.025531840000001 17.982250160000003 20.422550000000001 0.72435494579950832 0.63780144203343858 1.1233099499095993 Indiana 155 161 11.076065950000004 15.112299879999998 16.37687 0.73291729504774794 0.67632373890737385 1.1594420418107931 Maryland 145 150 28.392923210000014 41.940860920000006 35.693199999999997 0.676975211933728 0.79547149625138724 1.4056774131520449 New Jersey 145 144 22.899024010000002 37.660787069999991 37.142395 0.60803360183199717 0.61651985581435986 1.2410897587714398 Pennsylvania 114 121 11.043847530000006 16.469702270000006 15.879899999999999 0.67055538399845049 0.69546077305272747 1.235603872946867 Georgia 93 100 10.138313269999998 15.807110560000003 14.981350000000001 0.64137675456354848 0.67672895099573782 1.1955475476067292 Other 1,154 1,175 140.16252711000016 198.19937078000009 203.899698 0.70717947568854578 0.6874091942500089 1.147988481154913 Totals 3,644 3,810 $515.64239159999988 $787.39215539999987 $798.41554004 0.6548736713512856 0.6458321083957943 1.2051915879823913 Total Loan Home Purchase Price Total UPB (3) Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB (3) as % of BPO Average LTV(3) Foreclosure 2,424 2,554 $349.38805905999959 $553.28290492000087 $532.03958503999991 0.63144844775730558 0.65660163056050713 1.2674552250399957 Performing 846 811 116.2150023099998 161.61711312000031 192.55931899999999 0.71907609328295863 0.60352832007055346 1.0032578780246222 Delinquent 374 724 50.01433022999997 72.542137359999998 73.766636000000005 0.68945211776428927 0.67800746979976101 1.1802357537437018 #REF! #REF! #REF! Total/Average 3,644 4,089 $515.61739159999934 $787.44215540000118 $798.36554003999981 0.65500000000000003 0.64600000000000002 1.2051915879823913 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") FOR ACQUISITION SLIDE Non-Performing Loans: Total Purchase Purchase Weighted Number of Purchase Price Total UPB Total BPO Price as % Price as % Average Loans ($ in millions) ($ in millions) ($ in millions) of UPB of BPO LTV 1,441 $117 $189.4 $171.6 0.61799999999999999 0.68200000000000005 1.141 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-21 Stabilized & 180 Day Schedules Obtained from Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) Atlanta 2,557 2,509 0.96731765643682743 $1,203.5456202632627 2,490 0.96144578313253015 $1,196.4106524466749 South Florida 2,534 2,301 0.96697088222511951 $1,620.7982043478262 2,212 0.95343580470162748 $1,614.7412766967252 Houston 1,599 1,538 0.96228868660598177 $1,537.7937695312503 1,493 0.95713328868050906 $1,531.8670147161881 Tampa 1,419 1,349 0.95107487027427728 $1,263.946609792285 1,240 0.94516129032258067 $1,254.5354654141763 Dallas 1,402 1,311 0.97559115179252476 $1,571.4624580152674 1,213 0.94723825226710634 $1,559.7443292682931 Denver 715 626 0.99041533546325877 $1,764.7688000000001 561 0.98752228163992872 $1,757.207956600361 Chicago 714 654 0.96636085626911317 $1,664.5738073394496 604 0.95695364238410596 $1,663.679411764704 Orlando 607 538 0.95724907063197029 $1,304.1714312267654 483 0.95238095238095233 $1,304.970065217391 Southern California 457 440 0.94772727272727275 $1,828.6051025056947 426 0.93427230046948362 $1,816.6842317380354 Northern California 273 271 0.97416974169741699 $1,725.9793726937264 254 0.98425196850393704 $1,752.2536399999995 Phoenix 244 244 0.98360655737704916 $1,197.5769672131148 244 0.98360655737704916 $1,195.8157500000002 Las Vegas 41 41 0.95121951219512191 $1,296.875609756097 41 0.95121951219512191 $1,283.8612820512819 Total/Average 12,562 11,822 0.96608018947724583 $1,471.1499398967258 11,261 0.95657579255838732 $1,462.5057996468743 Starwood Waypoint Residential Trust Period Ending 6/30/15 Homes not intend to hold for the long term Home Count as of March 31, 2015 1,151 SFR homes sold -,125 Prime REOs sold -,206 Additional SFR held for sale 207 Additional Prime Non-rentals 176 Additional Prime Rentals 2 Home Count as of June 30, 2015(1) 1,205 1205 Check 0 Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 42078 (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 98 83 219 73 121 Subtotal - NAREIT FFO 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 2,130 3,317 2,459 1,927 Separation costs 0 0 0 3,543 0 Acquisition fees and other expenses 259 186 622 447 363 Write-off of loan costs 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -50 -,200 -50 -,100 Severance expense 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,259 0 4,443 0 2,184 Core FFO(1) $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 Acquisition costs 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 AFFO $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Same Store Growth Q2 15 This comes from Abu and his supporting Files. Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q2 2015 vs. Q2 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,677 -1.2% -0.16667958397116645 9.3% 2Q 2014 4,057 -2.7% -8.9% 1.3% Y/Y % Increase SS2014 - 1677 SS2Q14 - 4057 Net Operating Income 9.3% 1.3% Revenue -1.2% -2.7% Expenses -0.16667958397116645 -8.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 (unaudited) (unaudited) Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 Other property revenues 1,539 890 2833 1,369 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 Total revenues 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 10,195 7,791 21,520 13,823 Real estate taxes and insurance 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 2,589 1,871 6,155 4,286 General and administrative 4,004 4,444 7,862 9,814 Share-based compensation 1,390 2,130 3,317 2,459 Investment management fees 4,881 3,993 9,662 6,750 Separation costs 0 0 0 3,543 Acquisition fees and other expenses 259 186 622 447 Interest expense, including amortization 19,595 5,191 37,212 6,691 Depreciation and amortization 18,984 7,243 36,992 12,716 Finance-related expenses and write-off of loan costs 911 5,441 1,455 5,441 Impairment of real estate 440 1,233 659 2,067 Total expenses 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net loss -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Provided by John Christie Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change South Florida 125 2.8% 110 4.4% 170 2.9% 405 3.3% Atlanta 139 3.5% 164 3.6% 92 2.8% 395 3.4% Houston 152 1.2% 74 2.7% 60 2.9% 286 1.9% Tampa 101 3.3% 75 6.6% 78 3.1% 254 4.2% Dallas 54 .8% 78 3.8% 65 2.8% 197 2.6% Chicago 24 1.2% 26 2.3% 44 0.03 94 2.3% Phoenix 28 .8% 21 1.9% 28 1.8% 77 1.5% Denver 39 1.7% 20 0.03 11 0.03 70 2.3% Northern California 21 .8% 15 3.6% 25 2.9% 61 2.3% Orlando 20 2.2% 17 1.8% 23 2.8% 60 2.3% Southern California 21 .7% 20 2.9% 19 2.9% 60 2.1% Las Vegas 3 0.0% 1 -0.03 0 n.a. 4 -0.8% Total/Average 727 2.2% 621 3.7% 615 2.9% 1,963 2.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Separation costs 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Acquisition fees and other expenses 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Interest expense, including amortization 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Depreciation and amortization 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Finance-related expenses and write-off of loan costs 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Impairment of real estate 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 81,714 1.7506266469567453 49,130 2.0816032539615286 ,162,582 1.8337694563501015 85,669 2.2926378890464849 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized loss on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net income (loss) -3,339 ,-12,033 -3,225 ,-27,351 Net (income) loss attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Net Asset Value Calculation $42,185 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,205,017 $58.27 ok Less accumulated depreciation ,-72,572 -1.92 ok Add real estate held for sale, net 94,293 2.4900000000000002 ok Investments in real estate, net 2,226,738 58.84 ok Add increase in estimated fair value of investments in real estate ,393,221 10.39 ok Less estimated renovation reserve(1) -,229,296 -6.06 ok Estimated SFR Value 2,390,663 63.17 ok Non-performing loans 79,538 2.1 ok Non-performing loans held for sale 87,509 2.31 ok Non-performing loans (fair value option) ,412,503 10.9 ok Add increase in estimated fair value of non-performing loans 63,022 1.67 ok Estimated NPL Value ,642,572 16.98 ok Estimated SFR & NPL Value $3,033,235 $80.150000000000006 ok $80.155371514618039 Total shareholders' equity $1,060,554 $28.03 ok Less unamortized debt discount on convertible senior notes ,-34,708 -0.92 ok Less investments in real estate, net -2,226,738 -58.84 ok Less non-performing loans ,-79,538 -2.1 ok Less: non-performing loans held for sale ,-87,509 -2.31 ok Less non-performing loans (fair value option) -,412,503 -10.9 ok Add estimated SFR & NPL value 3,033,235 80.150000000000006 ok Estimated NAV $1,252,793 $33.11 ok $33.105937504318952 $33.11 Number of Shares 37,841,943 (1) Renovation reserve includes remaining capital expenditures for non-stabilized homes and average turn 2 cost for stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,205,017 Add: real estate held for sale, net 94,293 Adjusted investments in real estate (excl. depreciation) 2,299,310 Add: increase in estimated fair value of investments in real estate 91,353 Estimated SFR Value (Fair Value) 2,390,663 Non-performing loans 79,538 Non-performing loans held for sale 87,509 Non-performing loans (fair value option) ,412,503 Add: increase in estimated fair value of non-performing loans 63,022 Estimated NPL Value (Fair Value) ,642,572 Estimated SFR & NPL Value (Fair Value) 3,033,235 Resident and other receivables, net 23,620 Cash and cash equivalents 79,984 Restricted cash 87,247 Deferred leasing costs 29,605 Asset-backed securitization costs, net 26,553 Other Assets 20,836 Total Assets at fair value $3,301,080 Liabilities Senior SFR facility $,629,558 Master repurchase agreement ,404,730 Asset-backed securitization ,527,043 Convertible senior notes, net ,367,792 Add: unamortized debt discount on convertible senior notes 34,708 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 60,121 Resident security deposits and prepaid rent 22,091 Total liabilities at fair value $2,046,043 Less: Non-controlling interests -2,244 Estimated NAV at fair value $1,252,793 Number of Shares 37,841,943 Estimated NAV $33.105940128862315 -4.0598711376844676E-3 m Check to NAV calculation 0 m Investments in real estate, net 2,226,738 Add back: accumulated depreciation 72,572 Investments in real estate properties, gross 2,299,310 Adjusted fair value as of 6/30/2015 2,390,663 Increase in estimated fair value of investments in real estate 91,353 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $,-50,722,880 $,-50,723 Condition Adjustment for Stabilized Properties B -,172,530,950 -,172,531 Remaining Construction Costs for Non- Stabilized homes C -6,041,600 -6,042 Total estimated reserves at 6/30/2015 $-,229,295,430 $-,229,296 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 6/30/15 (on 12,666 homes (not Units)) D 2,247,278 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 From Allen Fair value on homes excluded from valuation (Prime REO) E ,143,385 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\REO Schedule June 30 2015 -Prime From Dennis/Prime Adjusted fair value as of 6/30/15 2,390,663 Add: increase in estimated fair value of investments in real estate -,229,296 Per above Investments in real estate 2,226,738 Per above Fair value adjustment ,393,221 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201502. Q2 2015\Fair Value Q2 2015 Book basis ,579,550 Fair value ,642,572 Fair value adjustment F 63,022 DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 49 $,165,582.41571428569 $8,113,538.3699999982 $8,824,263.5800000001 $,710,725.21000000183 $0 $,710,725.21000000183 Other REO Divestitures(2) 80 ,236,992.26712500001 18,959,381.370000001 18,403,054 -,556,327.37000000104 -,556,327.37000000104 0 NPL REO 213 ,132,243.45403755872 28,167,855.710000008 28,054,423.609999999 -,113,432.10000000894 -,113,432.10000000894 0 Total 342 $,161,522.73523391812 $55,240,775.450000003 $55,281,741.189999998 $40,965.739999991842 $-,669,759.47000000998 $,710,725.21000000183 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,185 $42,004 (unaudited) ASSETS Investments in real estate Land $,389,320 $,359,889 Building and improvements 1,815,697 1,619,622 Development costs Total investment in properties 2,205,017 1,979,511 Less accumulated depreciation ,-72,572 ,-41,563 Investment in real estate properties, net 2,132,445 1,937,948 Real estate held for sale, net 94,293 32,102 Total investments in real estate, net 2,226,738 1,970,050 Non-performing loans 79,538 ,125,488 Non-performing loans held for sale 87,509 26,911 Non-performing loans (fair value option) ,412,503 ,491,790 Resident and other receivables, net 23,620 17,270 Cash and cash equivalents 79,984 ,175,198 Restricted cash 87,247 50,749 Deferred financing costs, net 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 Other assets 20,836 17,994 Total assets $3,074,133 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,629,558 $,441,239 Master repurchase agreement ,404,730 ,454,249 Asset-backed securitization, net ,527,043 ,526,816 Convertible senior notes, net ,367,792 ,363,110 Accounts payable and accrued expenses 60,121 52,457 Resident security deposits and prepaid rent 22,091 17,857 Total liabilities 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 381 378 Additional paid-in capital 1,128,334 1,133,239 Accumulated deficit ,-67,999 ,-53,723 Accumulated other comprehensive loss -,162 -70 Total Starwood Waypoint Residential Trust equity 1,060,554 1,079,824 Non-controlling interests 2,244 611 Total equity 1,062,798 1,080,435 Total liabilities and equity $3,074,133 $2,936,163 0 0 ck Shares outstanding end of period 37,841,943 Book value per share $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $-3,444 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 2,589 3,566 3,150 3,508 1,871 6,155 0 General and administrative 4,004 3,858 4,866 4,627 4,444 7,862 0 Share-based compensation 1,390 1,927 3,898 2,101 2,130 3,317 0 Investment management fees 4,881 4,781 4,825 4,522 3,993 9,662 0 Separation costs 0 0 0 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 186 622 0 Interest expense, including amortization 19,595 17,617 16,633 11,899 5,191 37,212 0 Depreciation and amortization 18,984 18,008 19,918 9,238 7,243 36,992 0 Finance-related expenses and write-off of loan costs 911 544 940 1,334 5,441 1,455 0 Impairment of real estate 440 219 171 341 1,233 659 0 Realized loss (gain) on sales of investments in real estate, net -,458 -,246 148 -,125 56 -,704 0 Realized gain on divestiture homes, net -1,101 782 0 0 0 -,319 0 Loss on derivative financial instruments, net 65 211 132 104 470 276 0 Income tax expense 199 225 -44 19 350 424 0 Net income attributable to non-controlling interests 98 121 79 13 83 219 0 check to NOI page QTD YTD Total NOI 48,419 51,969 45,795 31,085 20,575 ,100,388 0 0 0 Add (deduct) adjustments to get to total stabilized home portfolio NOI 0 NPL portfolio NOI components: 0 Realized gain on non-performing loans, net -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-14,486 0 Realized gain on loan conversions, net -6,123 -8,549 -6,994 -5,791 -6,483 ,-14,672 0 Mortgage loan servicing costs 9,586 9,995 11,020 7,918 5,139 19,581 0 Unrealized gain on non-performing loans, net ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-38,383 0 Deduct: Total NPL portfolio NOI ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-47,960 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 1,766 3,289 2,236 2,537 2,726 5,055 0 Add Total Non-stabilized portfolio NOI 1,766 3,289 2,236 2,537 2,726 5,055 0 0 Total stabilized portfolio NOI $30,907 $26,576 $22,181 $20,103 $14,959 $57,483 $0 $0 $0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $30,907 $26,576 $22,903 $20,103 $14,959 $57,483 $0 check to NOI page 0 0 $0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $46,677 $41,983 $37,097 $30,366 $23,602 $88,660 $0 Less Allowance for doubtful accounts -,229.60091323913264 -,708 -,645 -,870 -,614 -,938 0.3990867608673625 Total rental revenues $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $87,722 $0.39908676086633932 Stabilized portfolio NOI margin 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.65528601719067048 Check Balance $0 $28,801 Total Rental Homes Portfolio Obtained from Tri Long - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment Atlanta 2,509 48 2,557 0.95463433711380519 $,101,226.29641376612 $,131,087.46535784123 $335.19064892 1933.0782166601487 22.393038717246782 1992.6069612827532 $1,203.401435602953 $1,203.401435602953 29,861 ,131,087 ,101,226 #REF! $335.2 $29.86069999999998 $101.22630000000001 $131.08699999999999 South Florida 2,301 233 2,534 0.89936858721389112 $,139,002.83067482235 $,174,732.64466456161 442.7 1581.8606395578365 45.031570639305528 1969.9684293606945 $1,622.3531942003515 $1,622.3531942003515 35,730 ,174,733 ,139,003 #REF! $442.7 $35.730200000000025 $139.00279999999998 $174.733 Houston 1,538 61 1,599 0.94308943089430897 $,131,144.58370856775 $,149,831.86085678538 239.5811455099998 2029.5347091932458 26.49093183239529 1988.5090681676047 $1,537.2903253652062 $1,537.2903253652062 18,687 ,149,832 ,131,145 #REF! $239.6 $18.687399999999997 $131.1446 $149.83199999999999 Tampa 1,349 70 1,419 0.90909090909090906 $,104,278.8060606068 $,126,131.956941508 178.98124689999986 1457.1719520789288 40.181113460183269 1974.8188865398167 $1,263.2591388673393 $1,263.2591388673393 21,783 ,126,061 ,104,278 #REF! $179 $21.8 $104.27810000000001 $126.13200000000001 Dallas 1,311 91 1,402 0.91940085592011411 $,140,461.35123395151 $,161,959.56352353797 227.06730806000024 2132.9564907275321 20.074179743224022 1994.925820256776 $1,575.2348524844722 $1,575.2348524844722 21,498 ,161,959 ,140,461 #REF! $227.1 $21.49860000000001 $140.4614 $161.96 Denver 626 89 715 0.90069930069930071 $,200,979.58907692303 $,229,160.70693706267 163.8499054599998 1601.4321678321678 31.928671328671271 1983.0713286713287 $1,767.7161741835148 $1,767.7161741835148 28,181 ,229,161 ,200,980 #REF! $163.80000000000001 $28.181399999999996 $200.9796 $229.161 Chicago 654 60 714 0.90196078431372551 $,120,853.42096638647 $,150,190.40901960791 107.23595204000004 1574.3011204481793 37.906162464985982 1977.093837535014 $1,665.8466925465839 $1,665.8466925465839 29,377 ,150,230 ,120,853 #REF! $107.2 $29.336600000000004 $120.85339999999999 $150.19 Orlando 538 69 607 0.86985172981878089 $,115,203.99233937399 $,141,157.4938056012 85.682598739999932 1583.5172981878088 37.191103789126828 1977.8088962108732 $1,310.2907590132825 $1,310.2907590132825 25,958 ,141,162 ,115,204 #REF! $85.7 $25.953000000000017 $115.20399999999999 $141.15700000000001 Southern California 440 17 457 0.91903719912472648 $,240,908.22404814026 $,254,065.29792122537 116.10784114999998 1640.5295404814005 38.050328227571072 1976.9496717724289 $1,831.941582733813 $1,831.941582733813 13,157 ,254,065 ,240,908 #REF! $116.1 $13.156799999999976 $240.90820000000002 $254.065 Northern California 271 2 273 0.97069597069597069 $,214,385.34564102555 $,227,743.68695970683 62.174026539999964 1506.03663003663 45.505494505494426 1969.4945054945056 $1,729.9144318181814 $1,729.9144318181814 13,323 ,227,708 ,214,385 #REF! $62.2 $13.358699999999999 $214.3853 $227.744 Phoenix 244 0 244 0.98360655737704916 $,139,867.52475409844 $,158,648.43540983609 38.71021824000001 1536.5040983606557 40.127049180327958 1974.872950819672 $1,195.8157500000002 $1,195.8157500000002 18,781 ,158,649 ,139,868 #REF! $38.700000000000003 $18.780499999999989 $139.86750000000001 $158.648 Las Vegas 41 0 41 0.95121951219512191 $,155,992.54487804876 $,167,626.55780487802 6.8726888699999984 1964.560975609756 28.268292682926813 1986.7317073170732 $1,283.8612820512819 $1,283.8612820512819 11,634 ,167,627 ,155,993 #REF! $6.9 $11.634500000000003 $155.99250000000001 $167.62700000000001 Total/Average 11,822 740 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020099986 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 $1,473.9904856970031 26114.377347318557 2,072,274 1,804,304 #REF! $2,004.2 $267.97839999999997 $1,804.3037000000002 $2,072.3359999999998 239.2 2011 1771.8 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Stabilized(5) 11,822 0.96608018947724583 $,131,988.45301302712 $,158,081.405157334 $1,868.8383717700026 1758.6831063361815 32.716291659617582 1982.2837083403824 $1,471.6824316508948 Non-stabilized(5) 740 0.22432432432432434 $,154,544.7591081085 $,182,956.39221621651 135.38773024000022 1770.6662162162163 34.254054054053995 1980.745945945946 $1,639.6477987421383 Total/Average 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020100027 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE

17 TRANSACTION ACTIVITY Acquisitions – Three Months Ended June 30, 2015 Effective January 1, 2015, we measure homes by the number of rental units as compared to our previous measure by number of properties. Although historically we have primarily invested in SFRs, and expect to do so in the foreseeable future, this change takes into account our investments in multi-family properties and, we believe provides a more meaningful measure to investors. Includes acquisition costs and actual and estimated upfront renovation costs. Actual renovation costs may exceed estimated renovation costs, and we may acquire homes in the future with different characteristics that result in higher or lower renovation costs. Estimated average monthly rent per home represents (a) for vacant homes, management’s estimates of what rent amount would be generated if such homes were leased based on rents estimated by examining multiple rent data sources (such as realized rents for comparable homes in neighborhood, a proprietary rent setting algorithm, third-party vendors, etc.) and using localized knowledge to establish rent for a given property, and (b) for leased homes, average monthly contractual rent. No assurance can be given that these estimates will prove to be accurate, and as such, you should not place undue reliance on them. Represents NPLs converted to portfolio homes during the quarter across various markets. NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain on non-performing loans, net 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 48,419 ,100,388 Difference $0 $0 bad debt expense as a % of revenue .5% 1.6% Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of June 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 ,404,730 0 0 0 ,404,730 2017 0 0 0 0 ,172,500 ,172,500 2018 ,629,558 0 0 0 0 ,629,558 2019 0 0 0 ,230,000 0 ,230,000 2,787,183.56568 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70529943711131071 Total $,629,558 $,404,730 $,529,011 $0 $,230,000 $0 $,172,500 $1,965,799 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 629558 404730 529011 230000 172500 1965799 Weighted average coupon rate 3.1365999999999998E-2 3.1865999999999998E-2 2.5465999999999999E-2 0.03 4.4999999999999998E-2 3.0917777724986124E-2 Weighted average remaining maturity in years 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 2.9698631391312618 Market equity Security Shares Price Value Common shares 37,841,943 $23.76 $,899,124.56568000012 NAV(3) 37,841,943 $33.11 $1,252,793 Debt Metrics Total debt to total gross assets(4)(5) 0.62152292580617863 Net debt to total estimated fair value of assets(4)(5) 0.61296338727464239 $1,108,334 As of date 42185 42185 42185 42185 42185 maturity 43134 42624 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 0 Total Assets per BS $3,074,133 $0 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,885,815 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,939,246 Net debt less Cert $1,859,262 Syndication 41803 Feb. 5 2018 $,441,239,371.75 1 Accum Deprec. $,-72,572 NAV less Cert $3,033,235 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $0 Net debt to NAV 0.61296338727464239 NPL Debt $41,709 $,454,248,912 3 Total Assets $3,074,133 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,120,152 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.62152292580617863 $1,939,246 $3,146,705 0.61627829745718143 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Acquisitions (SFRs and NPLs) Obtained from Tri Long - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs) FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 132 1598.189393939394 $,159,185.42537878786 $35,483.609090909158 $,194,669.3446969701 $25.7 $1,746.984848484848 ,152,561 $34,347 ,186,908 -7,761.344696970133 Denver 77 1659.4285714285713 $,226,319.93818181817 $24,742.204805194837 $,251,062.14298701301 19.3 $1,839.7142857142858 ,168,246 $16,428 ,184,674 ,-66,388.142987013009 Tampa 70 1510.5 $,127,308.26928571425 $24,607.410999999964 $,151,915.68028571422 10.6 $1,411.1 ,118,353 $20,916 ,139,269 ,-12,646.680285714217 Dallas 59 2184.7796610169494 $,163,964.43423728805 $9,994.9418644068646 $,173,959.37610169491 10.3 $1,643.4237288135594 ,220,142 $15,942 ,236,084 62,124.623898305086 Chicago 55 1741.6363636363637 $,133,929.66436363637 $28,274.536727272673 $,162,204.20109090905 8.9 $1,702.181818181818 ,146,154 $18,436 ,164,590 2,385.7989090909541 Orlando 54 1558.2777777777778 $,117,464.69277777776 $31,274.648333333374 $,148,739.34111111113 8 $1,341.4074074074074 ,114,305 $30,112 ,144,417 -4,322.3411111111345 Houston 34 1924.4411764705883 $,147,896.27117647059 $17,938.853823529411 $,165,835.125 5.6 $1,669.5882352941176 ,121,892 $25,136 ,147,028 ,-18,807.125 Atlanta 28 2462.3571428571427 $,187,354.47071428571 $24,112.665000000008 $,211,467.13571428572 5.9 $1,678.3214285714287 ,160,846 $14,224 ,175,070 ,-36,397.135714285716 Southern California 7 1711.2857142857142 $,353,846.19285714289 $30,377.350000000035 $,384,223.54285714292 2.7 $2,660.4285714285716 ,302,809 $23,671 ,326,480 ,-57,743.542857142922 Total/Avg SFR Acquisitions 516 1743.5406976744187 $,161,792.90418604671 $26,439.639806201361 $,188,232.54399224807 $97.000000000000014 $1,659.5174418604652 ,161,793 $26,440 ,188,233 0.45600775192724541 Total NPLs Converted to SFRs(4) 20 1842.15 $,144,752.31 $19,230.202000000048 $,163,982.51200000005 3.3 $1,474.6470588235295 Total/Avg 536 1747.2201492537313 $,161,157.6111940322 $26,170.630932835658 $,187,327.69205223888 $100.30000000000001 $1,653.6210131332082 Support Slide Abt Sway pg. 1, 2014 SFR gross Yield $19,914.20930232558 Annualized Estimated Average Rent per Home $97,000.15 Aggregate Investment above 0.20530112682809873 SFR Gross Yield Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,185 $42,185 (unaudited) (unaudited) Total revenues $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-3,444 Core FFO(1) $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 11822 10970 9754 Non-stabilized homes(3) 740 1247 1663 Total Homes(4) 12562 12217 11417 Leased Percentages Stabilized homes 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio(4) 0.92238497054609137 0.89121715642138 0.83793173921929276 Starwood Waypoint Residential Trust Period Ending 6/30/15 NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,174 Loans converted to real estate -,486 Loan liquidations and other basis reductions -85 Loan Count as of June 30, 2015 3,644 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 15 Gain on sales of previously depreciated investments in real estate -,245.69383999999994 -,253 -27 Non-controlling interests 121 79 13 Subtotal - NAREIT FFO 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,927 3,898 2,101 Separation costs 0 0 0 Acquisition fees and other expenses 363 637 217 Write-off of loan costs 0 0 0 Loss on derivative financial instruments, net 111 132 104 Amortization of derivative financial instruments cost 0 -90 -81 Severance expense 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,184 1,998 1,048 Core FFO $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 Recurring capital expenditures 0 0 0 Acquisition costs 0 0 0 Other non-property related depreciation and amortization 0 0 0 Stock-based compensation expense 0 0 0 AFFO $22,461.30616 $16,761 $6,270 Core FFO per share $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 37,821,364 38,613,270 39,079,365 Q2 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 2,589 1,871 General and administrative 4,004 4,444 Share-based compensation 1,390 2,130 Investment management fees 4,881 3,993 Separation costs 0 0 Acquisition fees and other expenses 259 186 Interest expense, including amortization 19,595 5,191 Depreciation and amortization 18,984 7,243 Finance-related expenses and write-off of loan costs 911 5,441 Impairment of real estate 440 1,233 Realized loss (gain) on sales of investments in real estate, net -,458 56 Realized gain on divestiture homes, net -1,101 0 Loss on derivative financial instruments, net 65 470 Income tax expense 199 350 Net income attributable to non-controlling interests 98 83 Total NOI 48,419 20,575 Deduct: Total NPL portfolio NOI ,-19,278 -8,342 Total SFR portfolio NOI 29,141 12,233 Deduct: Non-2Q 2014 same store NOI 18,732 1,959 Same store NOI from homes stabilized prior to 2Q 2014 10,409 10,274 Deduct: Non-1Q 2014 same store NOI 6,113 6,334 Same store NOI from homes stabilized prior to 1Q 2014 4,296 3,940 From Abu's same store workpaper - see support below: Stabilized Prior to 2Q 2014 Stabilized Prior to 1Q 2014 From ABU - Same Store Workpaper - Q2 P:\Financial Reporting\Abu Non-Performing Loan Portfolio Data received form Prime (Contact Jeff Whorton) Total Loan Home Purchase Price Total UPB (3) Total BPO(3) Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 674 727 $86.638026959999934 $160.25578806999985 $143.99724003999998 0.54062338716999336 0.60166449673572475 1.2882879335957085 Illinois 343 370 44.887076109999967 71.56773335000004 68.582644999999999 0.62719711815492252 0.65449613542901364 1.3256906275825335 California 294 296 88.311604929999959 118.61164395 139.93326999999999 0.7445441441417604 0.6310979864188121 0.95868375244172943 New York 209 212 43.862047169999975 68.648038060000005 80.393022000000002 0.63894101578931517 0.54559520315084031 1.0347544622103328 Arizona 160 187 15.205403510000004 25.136570329999994 21.113399999999999 0.60491162121081643 0.72017787329373784 2.0959590448707126 Wisconsin 158 167 13.025531840000001 17.982250160000003 20.422550000000001 0.72435494579950832 0.63780144203343858 1.1233099499095993 Indiana 155 161 11.076065950000004 15.112299879999998 16.37687 0.73291729504774794 0.67632373890737385 1.1594420418107931 Maryland 145 150 28.392923210000014 41.940860920000006 35.693199999999997 0.676975211933728 0.79547149625138724 1.4056774131520449 New Jersey 145 144 22.899024010000002 37.660787069999991 37.142395 0.60803360183199717 0.61651985581435986 1.2410897587714398 Pennsylvania 114 121 11.043847530000006 16.469702270000006 15.879899999999999 0.67055538399845049 0.69546077305272747 1.235603872946867 Georgia 93 100 10.138313269999998 15.807110560000003 14.981350000000001 0.64137675456354848 0.67672895099573782 1.1955475476067292 Other 1,154 1,175 140.16252711000016 198.19937078000009 203.899698 0.70717947568854578 0.6874091942500089 1.147988481154913 Totals 3,644 3,810 $515.64239159999988 $787.39215539999987 $798.41554004 0.6548736713512856 0.6458321083957943 1.2051915879823913 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,424 2,554 $349.38805905999959 $553.28290492000087 $532.03958503999991 0.63144844775730558 0.65660163056050713 1.2674552250399957 Performing 846 811 116.2150023099998 161.61711312000031 192.55931899999999 0.71907609328295863 0.60352832007055346 1.0032578780246222 Delinquent 374 724 50.01433022999997 72.542137359999998 73.766636000000005 0.68945211776428927 0.67800746979976101 1.1802357537437018 #REF! #REF! #REF! Total/Average 3,644 4,089 $515.61739159999934 $787.44215540000118 $798.36554003999981 0.65500000000000003 0.64600000000000002 1.2051915879823913 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") FOR ACQUISITION SLIDE Non-Performing Loans: Total Purchase Purchase Weighted Number of Purchase Price Total UPB Total BPO Price as % Price as % Average Loans ($ in millions) ($ in millions) ($ in millions) of UPB of BPO LTV 1,441 $117 $189.4 $171.6 0.61799999999999999 0.68200000000000005 1.141 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-21 Stabilized & 180 Day Schedules Obtained from Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) Atlanta 2,557 2,509 0.96731765643682743 $1,203.5456202632627 2,490 0.96144578313253015 $1,196.4106524466749 South Florida 2,534 2,301 0.96697088222511951 $1,620.7982043478262 2,212 0.95343580470162748 $1,614.7412766967252 Houston 1,599 1,538 0.96228868660598177 $1,537.7937695312503 1,493 0.95713328868050906 $1,531.8670147161881 Tampa 1,419 1,349 0.95107487027427728 $1,263.946609792285 1,240 0.94516129032258067 $1,254.5354654141763 Dallas 1,402 1,311 0.97559115179252476 $1,571.4624580152674 1,213 0.94723825226710634 $1,559.7443292682931 Denver 715 626 0.99041533546325877 $1,764.7688000000001 561 0.98752228163992872 $1,757.207956600361 Chicago 714 654 0.96636085626911317 $1,664.5738073394496 604 0.95695364238410596 $1,663.679411764704 Orlando 607 538 0.95724907063197029 $1,304.1714312267654 483 0.95238095238095233 $1,304.970065217391 Southern California 457 440 0.94772727272727275 $1,828.6051025056947 426 0.93427230046948362 $1,816.6842317380354 Northern California 273 271 0.97416974169741699 $1,725.9793726937264 254 0.98425196850393704 $1,752.2536399999995 Phoenix 244 244 0.98360655737704916 $1,197.5769672131148 244 0.98360655737704916 $1,195.8157500000002 Las Vegas 41 41 0.95121951219512191 $1,296.875609756097 41 0.95121951219512191 $1,283.8612820512819 Total/Average 12,562 11,822 0.96608018947724583 $1,471.1499398967258 11,261 0.95657579255838732 $1,462.5057996468743 Starwood Waypoint Residential Trust Period Ending 6/30/15 Homes not intend to hold for the long term Home Count as of March 31, 2015 1,151 SFR homes sold -,125 Prime REOs sold -,206 Additional SFR held for sale 207 Additional Prime Non-rentals 176 Additional Prime Rentals 2 Home Count as of June 30, 2015(1) 1,205 1205 Check 0 Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 42078 (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 98 83 219 73 121 Subtotal - NAREIT FFO 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 2,130 3,317 2,459 1,927 Separation costs 0 0 0 3,543 0 Acquisition fees and other expenses 259 186 622 447 363 Write-off of loan costs 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -50 -,200 -50 -,100 Severance expense 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,259 0 4,443 0 2,184 Core FFO(1) $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 Acquisition costs 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 AFFO $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Same Store Growth Q2 15 This comes from Abu and his supporting Files. Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q2 2015 vs. Q2 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,677 -1.2% -0.16667958397116645 9.3% 2Q 2014 4,057 -2.7% -8.9% 1.3% Y/Y % Increase SS2014 - 1677 SS2Q14 - 4057 Net Operating Income 9.3% 1.3% Revenue -1.2% -2.7% Expenses -0.16667958397116645 -8.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 (unaudited) (unaudited) Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 Other property revenues 1,539 890 2833 1,369 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 Total revenues 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 10,195 7,791 21,520 13,823 Real estate taxes and insurance 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 2,589 1,871 6,155 4,286 General and administrative 4,004 4,444 7,862 9,814 Share-based compensation 1,390 2,130 3,317 2,459 Investment management fees 4,881 3,993 9,662 6,750 Separation costs 0 0 0 3,543 Acquisition fees and other expenses 259 186 622 447 Interest expense, including amortization 19,595 5,191 37,212 6,691 Depreciation and amortization 18,984 7,243 36,992 12,716 Finance-related expenses and write-off of loan costs 911 5,441 1,455 5,441 Impairment of real estate 440 1,233 659 2,067 Total expenses 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net loss -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Provided by John Christie Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change South Florida 125 2.8% 110 4.4% 170 2.9% 405 3.3% Atlanta 139 3.5% 164 3.6% 92 2.8% 395 3.4% Houston 152 1.2% 74 2.7% 60 2.9% 286 1.9% Tampa 101 3.3% 75 6.6% 78 3.1% 254 4.2% Dallas 54 .8% 78 3.8% 65 2.8% 197 2.6% Chicago 24 1.2% 26 2.3% 44 0.03 94 2.3% Phoenix 28 .8% 21 1.9% 28 1.8% 77 1.5% Denver 39 1.7% 20 0.03 11 0.03 70 2.3% Northern California 21 .8% 15 3.6% 25 2.9% 61 2.3% Orlando 20 2.2% 17 1.8% 23 2.8% 60 2.3% Southern California 21 .7% 20 2.9% 19 2.9% 60 2.1% Las Vegas 3 0.0% 1 -0.03 0 n.a. 4 -0.8% Total/Average 727 2.2% 621 3.7% 615 2.9% 1,963 2.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Separation costs 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Acquisition fees and other expenses 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Interest expense, including amortization 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Depreciation and amortization 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Finance-related expenses and write-off of loan costs 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Impairment of real estate 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 81,714 1.7506266469567453 49,130 2.0816032539615286 ,162,582 1.8337694563501015 85,669 2.2926378890464849 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized loss on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net income (loss) -3,339 ,-12,033 -3,225 ,-27,351 Net (income) loss attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Net Asset Value Calculation $42,185 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,205,017 $58.27 ok Less accumulated depreciation ,-72,572 -1.92 ok Add real estate held for sale, net 94,293 2.4900000000000002 ok Investments in real estate, net 2,226,738 58.84 ok Add increase in estimated fair value of investments in real estate ,393,221 10.39 ok Less estimated renovation reserve(1) -,229,296 -6.06 ok Estimated SFR Value 2,390,663 63.17 ok Non-performing loans 79,538 2.1 ok Non-performing loans held for sale 87,509 2.31 ok Non-performing loans (fair value option) ,412,503 10.9 ok Add increase in estimated fair value of non-performing loans 63,022 1.67 ok Estimated NPL Value ,642,572 16.98 ok Estimated SFR & NPL Value $3,033,235 $80.150000000000006 ok $80.155371514618039 Total shareholders' equity $1,060,554 $28.03 ok Less unamortized debt discount on convertible senior notes ,-34,708 -0.92 ok Less investments in real estate, net -2,226,738 -58.84 ok Less non-performing loans ,-79,538 -2.1 ok Less: non-performing loans held for sale ,-87,509 -2.31 ok Less non-performing loans (fair value option) -,412,503 -10.9 ok Add estimated SFR & NPL value 3,033,235 80.150000000000006 ok Estimated NAV $1,252,793 $33.11 ok $33.105937504318952 $33.11 Number of Shares 37,841,943 (1) Renovation reserve includes remaining capital expenditures for non-stabilized homes and average turn 2 cost for stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,205,017 Add: real estate held for sale, net 94,293 Adjusted investments in real estate (excl. depreciation) 2,299,310 Add: increase in estimated fair value of investments in real estate 91,353 Estimated SFR Value (Fair Value) 2,390,663 Non-performing loans 79,538 Non-performing loans held for sale 87,509 Non-performing loans (fair value option) ,412,503 Add: increase in estimated fair value of non-performing loans 63,022 Estimated NPL Value (Fair Value) ,642,572 Estimated SFR & NPL Value (Fair Value) 3,033,235 Resident and other receivables, net 23,620 Cash and cash equivalents 79,984 Restricted cash 87,247 Deferred leasing costs 29,605 Asset-backed securitization costs, net 26,553 Other Assets 20,836 Total Assets at fair value $3,301,080 Liabilities Senior SFR facility $,629,558 Master repurchase agreement ,404,730 Asset-backed securitization ,527,043 Convertible senior notes, net ,367,792 Add: unamortized debt discount on convertible senior notes 34,708 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 60,121 Resident security deposits and prepaid rent 22,091 Total liabilities at fair value $2,046,043 Less: Non-controlling interests -2,244 Estimated NAV at fair value $1,252,793 Number of Shares 37,841,943 Estimated NAV $33.105940128862315 -4.0598711376844676E-3 m Check to NAV calculation 0 m Investments in real estate, net 2,226,738 Add back: accumulated depreciation 72,572 Investments in real estate properties, gross 2,299,310 Adjusted fair value as of 6/30/2015 2,390,663 Increase in estimated fair value of investments in real estate 91,353 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $,-50,722,880 $,-50,723 Condition Adjustment for Stabilized Properties B -,172,530,950 -,172,531 Remaining Construction Costs for Non- Stabilized homes C -6,041,600 -6,042 Total estimated reserves at 6/30/2015 $-,229,295,430 $-,229,296 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 6/30/15 (on 12,666 homes (not Units)) D 2,247,278 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 From Allen Fair value on homes excluded from valuation (Prime REO) E ,143,385 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\REO Schedule June 30 2015 -Prime From Dennis/Prime Adjusted fair value as of 6/30/15 2,390,663 Add: increase in estimated fair value of investments in real estate -,229,296 Per above Investments in real estate 2,226,738 Per above Fair value adjustment ,393,221 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201502. Q2 2015\Fair Value Q2 2015 Book basis ,579,550 Fair value ,642,572 Fair value adjustment F 63,022 DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 49 $,165,582.41571428569 $8,113,538.3699999982 $8,824,263.5800000001 $,710,725.21000000183 $0 $,710,725.21000000183 Other REO Divestitures(2) 80 ,236,992.26712500001 18,959,381.370000001 18,403,054 -,556,327.37000000104 -,556,327.37000000104 0 NPL REO 213 ,132,243.45403755872 28,167,855.710000008 28,054,423.609999999 -,113,432.10000000894 -,113,432.10000000894 0 Total 342 $,161,522.73523391812 $55,240,775.450000003 $55,281,741.189999998 $40,965.739999991842 $-,669,759.47000000998 $,710,725.21000000183 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,185 $42,004 (unaudited) ASSETS Investments in real estate Land $,389,320 $,359,889 Building and improvements 1,815,697 1,619,622 Development costs Total investment in properties 2,205,017 1,979,511 Less accumulated depreciation ,-72,572 ,-41,563 Investment in real estate properties, net 2,132,445 1,937,948 Real estate held for sale, net 94,293 32,102 Total investments in real estate, net 2,226,738 1,970,050 Non-performing loans 79,538 ,125,488 Non-performing loans held for sale 87,509 26,911 Non-performing loans (fair value option) ,412,503 ,491,790 Resident and other receivables, net 23,620 17,270 Cash and cash equivalents 79,984 ,175,198 Restricted cash 87,247 50,749 Deferred financing costs, net 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 Other assets 20,836 17,994 Total assets $3,074,133 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,629,558 $,441,239 Master repurchase agreement ,404,730 ,454,249 Asset-backed securitization, net ,527,043 ,526,816 Convertible senior notes, net ,367,792 ,363,110 Accounts payable and accrued expenses 60,121 52,457 Resident security deposits and prepaid rent 22,091 17,857 Total liabilities 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 381 378 Additional paid-in capital 1,128,334 1,133,239 Accumulated deficit ,-67,999 ,-53,723 Accumulated other comprehensive loss -,162 -70 Total Starwood Waypoint Residential Trust equity 1,060,554 1,079,824 Non-controlling interests 2,244 611 Total equity 1,062,798 1,080,435 Total liabilities and equity $3,074,133 $2,936,163 0 0 ck Shares outstanding end of period 37,841,943 Book value per share $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $-3,444 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 2,589 3,566 3,150 3,508 1,871 6,155 0 General and administrative 4,004 3,858 4,866 4,627 4,444 7,862 0 Share-based compensation 1,390 1,927 3,898 2,101 2,130 3,317 0 Investment management fees 4,881 4,781 4,825 4,522 3,993 9,662 0 Separation costs 0 0 0 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 186 622 0 Interest expense, including amortization 19,595 17,617 16,633 11,899 5,191 37,212 0 Depreciation and amortization 18,984 18,008 19,918 9,238 7,243 36,992 0 Finance-related expenses and write-off of loan costs 911 544 940 1,334 5,441 1,455 0 Impairment of real estate 440 219 171 341 1,233 659 0 Realized loss (gain) on sales of investments in real estate, net -,458 -,246 148 -,125 56 -,704 0 Realized gain on divestiture homes, net -1,101 782 0 0 0 -,319 0 Loss on derivative financial instruments, net 65 211 132 104 470 276 0 Income tax expense 199 225 -44 19 350 424 0 Net income attributable to non-controlling interests 98 121 79 13 83 219 0 check to NOI page QTD YTD Total NOI 48,419 51,969 45,795 31,085 20,575 ,100,388 0 0 0 Add (deduct) adjustments to get to total stabilized home portfolio NOI 0 NPL portfolio NOI components: 0 Realized gain on non-performing loans, net -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-14,486 0 Realized gain on loan conversions, net -6,123 -8,549 -6,994 -5,791 -6,483 ,-14,672 0 Mortgage loan servicing costs 9,586 9,995 11,020 7,918 5,139 19,581 0 Unrealized gain on non-performing loans, net ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-38,383 0 Deduct: Total NPL portfolio NOI ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-47,960 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 1,766 3,289 2,236 2,537 2,726 5,055 0 Add Total Non-stabilized portfolio NOI 1,766 3,289 2,236 2,537 2,726 5,055 0 0 Total stabilized portfolio NOI $30,907 $26,576 $22,181 $20,103 $14,959 $57,483 $0 $0 $0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $30,907 $26,576 $22,903 $20,103 $14,959 $57,483 $0 check to NOI page 0 0 $0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $46,677 $41,983 $37,097 $30,366 $23,602 $88,660 $0 Less Allowance for doubtful accounts -,229.60091323913264 -,708 -,645 -,870 -,614 -,938 0.3990867608673625 Total rental revenues $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $87,722 $0.39908676086633932 Stabilized portfolio NOI margin 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.65528601719067048 Check Balance $0 $28,801 Total Rental Homes Portfolio Obtained from Tri Long - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment Atlanta 2,509 48 2,557 0.95463433711380519 $,101,226.29641376612 $,131,087.46535784123 $335.19064892 1933.0782166601487 22.393038717246782 1992.6069612827532 $1,203.401435602953 $1,203.401435602953 29,861 ,131,087 ,101,226 #REF! $335.2 $29.86069999999998 $101.22630000000001 $131.08699999999999 South Florida 2,301 233 2,534 0.89936858721389112 $,139,002.83067482235 $,174,732.64466456161 442.7 1581.8606395578365 45.031570639305528 1969.9684293606945 $1,622.3531942003515 $1,622.3531942003515 35,730 ,174,733 ,139,003 #REF! $442.7 $35.730200000000025 $139.00279999999998 $174.733 Houston 1,538 61 1,599 0.94308943089430897 $,131,144.58370856775 $,149,831.86085678538 239.5811455099998 2029.5347091932458 26.49093183239529 1988.5090681676047 $1,537.2903253652062 $1,537.2903253652062 18,687 ,149,832 ,131,145 #REF! $239.6 $18.687399999999997 $131.1446 $149.83199999999999 Tampa 1,349 70 1,419 0.90909090909090906 $,104,278.8060606068 $,126,131.956941508 178.98124689999986 1457.1719520789288 40.181113460183269 1974.8188865398167 $1,263.2591388673393 $1,263.2591388673393 21,783 ,126,061 ,104,278 #REF! $179 $21.8 $104.27810000000001 $126.13200000000001 Dallas 1,311 91 1,402 0.91940085592011411 $,140,461.35123395151 $,161,959.56352353797 227.06730806000024 2132.9564907275321 20.074179743224022 1994.925820256776 $1,575.2348524844722 $1,575.2348524844722 21,498 ,161,959 ,140,461 #REF! $227.1 $21.49860000000001 $140.4614 $161.96 Denver 626 89 715 0.90069930069930071 $,200,979.58907692303 $,229,160.70693706267 163.8499054599998 1601.4321678321678 31.928671328671271 1983.0713286713287 $1,767.7161741835148 $1,767.7161741835148 28,181 ,229,161 ,200,980 #REF! $163.80000000000001 $28.181399999999996 $200.9796 $229.161 Chicago 654 60 714 0.90196078431372551 $,120,853.42096638647 $,150,190.40901960791 107.23595204000004 1574.3011204481793 37.906162464985982 1977.093837535014 $1,665.8466925465839 $1,665.8466925465839 29,377 ,150,230 ,120,853 #REF! $107.2 $29.336600000000004 $120.85339999999999 $150.19 Orlando 538 69 607 0.86985172981878089 $,115,203.99233937399 $,141,157.4938056012 85.682598739999932 1583.5172981878088 37.191103789126828 1977.8088962108732 $1,310.2907590132825 $1,310.2907590132825 25,958 ,141,162 ,115,204 #REF! $85.7 $25.953000000000017 $115.20399999999999 $141.15700000000001 Southern California 440 17 457 0.91903719912472648 $,240,908.22404814026 $,254,065.29792122537 116.10784114999998 1640.5295404814005 38.050328227571072 1976.9496717724289 $1,831.941582733813 $1,831.941582733813 13,157 ,254,065 ,240,908 #REF! $116.1 $13.156799999999976 $240.90820000000002 $254.065 Northern California 271 2 273 0.97069597069597069 $,214,385.34564102555 $,227,743.68695970683 62.174026539999964 1506.03663003663 45.505494505494426 1969.4945054945056 $1,729.9144318181814 $1,729.9144318181814 13,323 ,227,708 ,214,385 #REF! $62.2 $13.358699999999999 $214.3853 $227.744 Phoenix 244 0 244 0.98360655737704916 $,139,867.52475409844 $,158,648.43540983609 38.71021824000001 1536.5040983606557 40.127049180327958 1974.872950819672 $1,195.8157500000002 $1,195.8157500000002 18,781 ,158,649 ,139,868 #REF! $38.700000000000003 $18.780499999999989 $139.86750000000001 $158.648 Las Vegas 41 0 41 0.95121951219512191 $,155,992.54487804876 $,167,626.55780487802 6.8726888699999984 1964.560975609756 28.268292682926813 1986.7317073170732 $1,283.8612820512819 $1,283.8612820512819 11,634 ,167,627 ,155,993 #REF! $6.9 $11.634500000000003 $155.99250000000001 $167.62700000000001 Total/Average 11,822 740 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020099986 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 $1,473.9904856970031 26114.377347318557 2,072,274 1,804,304 #REF! $2,004.2 $267.97839999999997 $1,804.3037000000002 $2,072.3359999999998 239.2 2011 1771.8 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Stabilized(5) 11,822 0.96608018947724583 $,131,988.45301302712 $,158,081.405157334 $1,868.8383717700026 1758.6831063361815 32.716291659617582 1982.2837083403824 $1,471.6824316508948 Non-stabilized(5) 740 0.22432432432432434 $,154,544.7591081085 $,182,956.39221621651 135.38773024000022 1770.6662162162163 34.254054054053995 1980.745945945946 $1,639.6477987421383 Total/Average 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020100027 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain on non-performing loans, net 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 48,419 ,100,388 Difference $0 $0 bad debt expense as a % of revenue .5% 1.6% Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of June 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 ,404,730 0 0 0 ,404,730 2017 0 0 0 0 ,172,500 ,172,500 2018 ,629,558 0 0 0 0 ,629,558 2019 0 0 0 ,230,000 0 ,230,000 2,787,183.56568 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70529943711131071 Total $,629,558 $,404,730 $,529,011 $0 $,230,000 $0 $,172,500 $1,965,799 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 629558 404730 529011 230000 172500 1965799 Weighted average coupon rate 3.1365999999999998E-2 3.1865999999999998E-2 2.5465999999999999E-2 0.03 4.4999999999999998E-2 3.0917777724986124E-2 Weighted average remaining maturity in years 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 2.9698631391312618 Market equity Security Shares Price Value Common shares 37,841,943 $23.76 $,899,124.56568000012 NAV(3) 37,841,943 $33.11 $1,252,793 Debt Metrics Total debt to total gross assets(4)(5) 0.62152292580617863 Net debt to total estimated fair value of assets(4)(5) 0.61296338727464239 $1,108,334 As of date 42185 42185 42185 42185 42185 maturity 43134 42624 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 0 Total Assets per BS $3,074,133 $0 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,885,815 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,939,246 Net debt less Cert $1,859,262 Syndication 41803 Feb. 5 2018 $,441,239,371.75 1 Accum Deprec. $,-72,572 NAV less Cert $3,033,235 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $0 Net debt to NAV 0.61296338727464239 NPL Debt $41,709 $,454,248,912 3 Total Assets $3,074,133 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,120,152 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.62152292580617863 $1,939,246 $3,146,705 0.61627829745718143 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Acquisitions (SFRs and NPLs) Obtained from Tri Long - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs) FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 132 1598.189393939394 $,159,185.42537878786 $35,483.609090909158 $,194,669.3446969701 $25.7 $1,746.984848484848 ,152,561 $34,347 ,186,908 -7,761.344696970133 Denver 77 1659.4285714285713 $,226,319.93818181817 $24,742.204805194837 $,251,062.14298701301 19.3 $1,839.7142857142858 ,168,246 $16,428 ,184,674 ,-66,388.142987013009 Tampa 70 1510.5 $,127,308.26928571425 $24,607.410999999964 $,151,915.68028571422 10.6 $1,411.1 ,118,353 $20,916 ,139,269 ,-12,646.680285714217 Dallas 59 2184.7796610169494 $,163,964.43423728805 $9,994.9418644068646 $,173,959.37610169491 10.3 $1,643.4237288135594 ,220,142 $15,942 ,236,084 62,124.623898305086 Chicago 55 1741.6363636363637 $,133,929.66436363637 $28,274.536727272673 $,162,204.20109090905 8.9 $1,702.181818181818 ,146,154 $18,436 ,164,590 2,385.7989090909541 Orlando 54 1558.2777777777778 $,117,464.69277777776 $31,274.648333333374 $,148,739.34111111113 8 $1,341.4074074074074 ,114,305 $30,112 ,144,417 -4,322.3411111111345 Houston 34 1924.4411764705883 $,147,896.27117647059 $17,938.853823529411 $,165,835.125 5.6 $1,669.5882352941176 ,121,892 $25,136 ,147,028 ,-18,807.125 Atlanta 28 2462.3571428571427 $,187,354.47071428571 $24,112.665000000008 $,211,467.13571428572 5.9 $1,678.3214285714287 ,160,846 $14,224 ,175,070 ,-36,397.135714285716 Southern California 7 1711.2857142857142 $,353,846.19285714289 $30,377.350000000035 $,384,223.54285714292 2.7 $2,660.4285714285716 ,302,809 $23,671 ,326,480 ,-57,743.542857142922 Total/Avg SFR Acquisitions 516 1743.5406976744187 $,161,792.90418604671 $26,439.639806201361 $,188,232.54399224807 $97.000000000000014 $1,659.5174418604652 ,161,793 $26,440 ,188,233 0.45600775192724541 Total NPLs Converted to SFRs(4) 20 1842.15 $,144,752.31 $19,230.202000000048 $,163,982.51200000005 3.3 $1,474.6470588235295 Total/Avg 536 1747.2201492537313 $,161,157.6111940322 $26,170.630932835658 $,187,327.69205223888 $100.30000000000001 $1,653.6210131332082 Support Slide Abt Sway pg. 1, 2014 SFR gross Yield $19,914.20930232558 Annualized Estimated Average Rent per Home $97,000.15 Aggregate Investment above 0.20530112682809873 SFR Gross Yield Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,185 $42,185 (unaudited) (unaudited) Total revenues $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-3,444 Core FFO(1) $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 11822 10970 9754 Non-stabilized homes(3) 740 1247 1663 Total Homes(4) 12562 12217 11417 Leased Percentages Stabilized homes 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio(4) 0.92238497054609137 0.89121715642138 0.83793173921929276 Starwood Waypoint Residential Trust Period Ending 6/30/15 NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,174 Loans converted to real estate -,486 Loan liquidations and other basis reductions -85 Loan Count as of June 30, 2015 3,644 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 15 Gain on sales of previously depreciated investments in real estate -,245.69383999999994 -,253 -27 Non-controlling interests 121 79 13 Subtotal - NAREIT FFO 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,927 3,898 2,101 Separation costs 0 0 0 Acquisition fees and other expenses 363 637 217 Write-off of loan costs 0 0 0 Loss on derivative financial instruments, net 111 132 104 Amortization of derivative financial instruments cost 0 -90 -81 Severance expense 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,184 1,998 1,048 Core FFO $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 Recurring capital expenditures 0 0 0 Acquisition costs 0 0 0 Other non-property related depreciation and amortization 0 0 0 Stock-based compensation expense 0 0 0 AFFO $22,461.30616 $16,761 $6,270 Core FFO per share $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 37,821,364 38,613,270 39,079,365 Q2 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 2,589 1,871 General and administrative 4,004 4,444 Share-based compensation 1,390 2,130 Investment management fees 4,881 3,993 Separation costs 0 0 Acquisition fees and other expenses 259 186 Interest expense, including amortization 19,595 5,191 Depreciation and amortization 18,984 7,243 Finance-related expenses and write-off of loan costs 911 5,441 Impairment of real estate 440 1,233 Realized loss (gain) on sales of investments in real estate, net -,458 56 Realized gain on divestiture homes, net -1,101 0 Loss on derivative financial instruments, net 65 470 Income tax expense 199 350 Net income attributable to non-controlling interests 98 83 Total NOI 48,419 20,575 Deduct: Total NPL portfolio NOI ,-19,278 -8,342 Total SFR portfolio NOI 29,141 12,233 Deduct: Non-2Q 2014 same store NOI 18,732 1,959 Same store NOI from homes stabilized prior to 2Q 2014 10,409 10,274 Deduct: Non-1Q 2014 same store NOI 6,113 6,334 Same store NOI from homes stabilized prior to 1Q 2014 4,296 3,940 From Abu's same store workpaper - see support below: Stabilized Prior to 2Q 2014 Stabilized Prior to 1Q 2014 From ABU - Same Store Workpaper - Q2 P:\Financial Reporting\Abu Non-Performing Loan Portfolio Data received form Prime (Contact Jeff Whorton) Total Loan Home Purchase Price Total UPB (3) Total BPO(3) Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 674 727 $86.638026959999934 $160.25578806999985 $143.99724003999998 0.54062338716999336 0.60166449673572475 1.2882879335957085 Illinois 343 370 44.887076109999967 71.56773335000004 68.582644999999999 0.62719711815492252 0.65449613542901364 1.3256906275825335 California 294 296 88.311604929999959 118.61164395 139.93326999999999 0.7445441441417604 0.6310979864188121 0.95868375244172943 New York 209 212 43.862047169999975 68.648038060000005 80.393022000000002 0.63894101578931517 0.54559520315084031 1.0347544622103328 Arizona 160 187 15.205403510000004 25.136570329999994 21.113399999999999 0.60491162121081643 0.72017787329373784 2.0959590448707126 Wisconsin 158 167 13.025531840000001 17.982250160000003 20.422550000000001 0.72435494579950832 0.63780144203343858 1.1233099499095993 Indiana 155 161 11.076065950000004 15.112299879999998 16.37687 0.73291729504774794 0.67632373890737385 1.1594420418107931 Maryland 145 150 28.392923210000014 41.940860920000006 35.693199999999997 0.676975211933728 0.79547149625138724 1.4056774131520449 New Jersey 145 144 22.899024010000002 37.660787069999991 37.142395 0.60803360183199717 0.61651985581435986 1.2410897587714398 Pennsylvania 114 121 11.043847530000006 16.469702270000006 15.879899999999999 0.67055538399845049 0.69546077305272747 1.235603872946867 Georgia 93 100 10.138313269999998 15.807110560000003 14.981350000000001 0.64137675456354848 0.67672895099573782 1.1955475476067292 Other 1,154 1,175 140.16252711000016 198.19937078000009 203.899698 0.70717947568854578 0.6874091942500089 1.147988481154913 Totals 3,644 3,810 $515.64239159999988 $787.39215539999987 $798.41554004 0.6548736713512856 0.6458321083957943 1.2051915879823913 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,424 2,554 $349.38805905999959 $553.28290492000087 $532.03958503999991 0.63144844775730558 0.65660163056050713 1.2674552250399957 Performing 846 811 116.2150023099998 161.61711312000031 192.55931899999999 0.71907609328295863 0.60352832007055346 1.0032578780246222 Delinquent 374 724 50.01433022999997 72.542137359999998 73.766636000000005 0.68945211776428927 0.67800746979976101 1.1802357537437018 #REF! #REF! #REF! Total/Average 3,644 4,089 $515.61739159999934 $787.44215540000118 $798.36554003999981 0.65500000000000003 0.64600000000000002 1.2051915879823913 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") FOR ACQUISITION SLIDE Non-Performing Loans: Total Purchase Purchase Weighted Number of Purchase Price Total UPB Total BPO Price as % Price as % Average Loans ($ in millions) ($ in millions) ($ in millions) of UPB of BPO LTV 1,441 $117 $189.4 $171.6 0.61799999999999999 0.68200000000000005 1.141 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-21 Stabilized & 180 Day Schedules Obtained from Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) Atlanta 2,557 2,509 0.96731765643682743 $1,203.5456202632627 2,490 0.96144578313253015 $1,196.4106524466749 South Florida 2,534 2,301 0.96697088222511951 $1,620.7982043478262 2,212 0.95343580470162748 $1,614.7412766967252 Houston 1,599 1,538 0.96228868660598177 $1,537.7937695312503 1,493 0.95713328868050906 $1,531.8670147161881 Tampa 1,419 1,349 0.95107487027427728 $1,263.946609792285 1,240 0.94516129032258067 $1,254.5354654141763 Dallas 1,402 1,311 0.97559115179252476 $1,571.4624580152674 1,213 0.94723825226710634 $1,559.7443292682931 Denver 715 626 0.99041533546325877 $1,764.7688000000001 561 0.98752228163992872 $1,757.207956600361 Chicago 714 654 0.96636085626911317 $1,664.5738073394496 604 0.95695364238410596 $1,663.679411764704 Orlando 607 538 0.95724907063197029 $1,304.1714312267654 483 0.95238095238095233 $1,304.970065217391 Southern California 457 440 0.94772727272727275 $1,828.6051025056947 426 0.93427230046948362 $1,816.6842317380354 Northern California 273 271 0.97416974169741699 $1,725.9793726937264 254 0.98425196850393704 $1,752.2536399999995 Phoenix 244 244 0.98360655737704916 $1,197.5769672131148 244 0.98360655737704916 $1,195.8157500000002 Las Vegas 41 41 0.95121951219512191 $1,296.875609756097 41 0.95121951219512191 $1,283.8612820512819 Total/Average 12,562 11,822 0.96608018947724583 $1,471.1499398967258 11,261 0.95657579255838732 $1,462.5057996468743 Starwood Waypoint Residential Trust Period Ending 6/30/15 Homes not intend to hold for the long term Home Count as of March 31, 2015 1,151 SFR homes sold -,125 Prime REOs sold -,206 Additional SFR held for sale 207 Additional Prime Non-rentals 176 Additional Prime Rentals 2 Home Count as of June 30, 2015(1) 1,205 1205 Check 0 Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 42078 (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 98 83 219 73 121 Subtotal - NAREIT FFO 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 2,130 3,317 2,459 1,927 Separation costs 0 0 0 3,543 0 Acquisition fees and other expenses 259 186 622 447 363 Write-off of loan costs 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -50 -,200 -50 -,100 Severance expense 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,259 0 4,443 0 2,184 Core FFO(1) $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 Acquisition costs 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 AFFO $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Same Store Growth Q2 15 This comes from Abu and his supporting Files. Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q2 2015 vs. Q2 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,677 -1.2% -0.16667958397116645 9.3% 2Q 2014 4,057 -2.7% -8.9% 1.3% Y/Y % Increase SS2014 - 1677 SS2Q14 - 4057 Net Operating Income 9.3% 1.3% Revenue -1.2% -2.7% Expenses -0.16667958397116645 -8.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 (unaudited) (unaudited) Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 Other property revenues 1,539 890 2833 1,369 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 Total revenues 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 10,195 7,791 21,520 13,823 Real estate taxes and insurance 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 2,589 1,871 6,155 4,286 General and administrative 4,004 4,444 7,862 9,814 Share-based compensation 1,390 2,130 3,317 2,459 Investment management fees 4,881 3,993 9,662 6,750 Separation costs 0 0 0 3,543 Acquisition fees and other expenses 259 186 622 447 Interest expense, including amortization 19,595 5,191 37,212 6,691 Depreciation and amortization 18,984 7,243 36,992 12,716 Finance-related expenses and write-off of loan costs 911 5,441 1,455 5,441 Impairment of real estate 440 1,233 659 2,067 Total expenses 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net loss -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Provided by John Christie Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change South Florida 125 2.8% 110 4.4% 170 2.9% 405 3.3% Atlanta 139 3.5% 164 3.6% 92 2.8% 395 3.4% Houston 152 1.2% 74 2.7% 60 2.9% 286 1.9% Tampa 101 3.3% 75 6.6% 78 3.1% 254 4.2% Dallas 54 .8% 78 3.8% 65 2.8% 197 2.6% Chicago 24 1.2% 26 2.3% 44 0.03 94 2.3% Phoenix 28 .8% 21 1.9% 28 1.8% 77 1.5% Denver 39 1.7% 20 0.03 11 0.03 70 2.3% Northern California 21 .8% 15 3.6% 25 2.9% 61 2.3% Orlando 20 2.2% 17 1.8% 23 2.8% 60 2.3% Southern California 21 .7% 20 2.9% 19 2.9% 60 2.1% Las Vegas 3 0.0% 1 -0.03 0 n.a. 4 -0.8% Total/Average 727 2.2% 621 3.7% 615 2.9% 1,963 2.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Separation costs 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Acquisition fees and other expenses 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Interest expense, including amortization 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Depreciation and amortization 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Finance-related expenses and write-off of loan costs 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Impairment of real estate 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 81,714 1.7506266469567453 49,130 2.0816032539615286 ,162,582 1.8337694563501015 85,669 2.2926378890464849 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized loss on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net income (loss) -3,339 ,-12,033 -3,225 ,-27,351 Net (income) loss attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Net Asset Value Calculation $42,185 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,205,017 $58.27 ok Less accumulated depreciation ,-72,572 -1.92 ok Add real estate held for sale, net 94,293 2.4900000000000002 ok Investments in real estate, net 2,226,738 58.84 ok Add increase in estimated fair value of investments in real estate ,393,221 10.39 ok Less estimated renovation reserve(1) -,229,296 -6.06 ok Estimated SFR Value 2,390,663 63.17 ok Non-performing loans 79,538 2.1 ok Non-performing loans held for sale 87,509 2.31 ok Non-performing loans (fair value option) ,412,503 10.9 ok Add increase in estimated fair value of non-performing loans 63,022 1.67 ok Estimated NPL Value ,642,572 16.98 ok Estimated SFR & NPL Value $3,033,235 $80.150000000000006 ok $80.155371514618039 Total shareholders' equity $1,060,554 $28.03 ok Less unamortized debt discount on convertible senior notes ,-34,708 -0.92 ok Less investments in real estate, net -2,226,738 -58.84 ok Less non-performing loans ,-79,538 -2.1 ok Less: non-performing loans held for sale ,-87,509 -2.31 ok Less non-performing loans (fair value option) -,412,503 -10.9 ok Add estimated SFR & NPL value 3,033,235 80.150000000000006 ok Estimated NAV $1,252,793 $33.11 ok $33.105937504318952 $33.11 Number of Shares 37,841,943 (1) Renovation reserve includes remaining capital expenditures for non-stabilized homes and average turn 2 cost for stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,205,017 Add: real estate held for sale, net 94,293 Adjusted investments in real estate (excl. depreciation) 2,299,310 Add: increase in estimated fair value of investments in real estate 91,353 Estimated SFR Value (Fair Value) 2,390,663 Non-performing loans 79,538 Non-performing loans held for sale 87,509 Non-performing loans (fair value option) ,412,503 Add: increase in estimated fair value of non-performing loans 63,022 Estimated NPL Value (Fair Value) ,642,572 Estimated SFR & NPL Value (Fair Value) 3,033,235 Resident and other receivables, net 23,620 Cash and cash equivalents 79,984 Restricted cash 87,247 Deferred leasing costs 29,605 Asset-backed securitization costs, net 26,553 Other Assets 20,836 Total Assets at fair value $3,301,080 Liabilities Senior SFR facility $,629,558 Master repurchase agreement ,404,730 Asset-backed securitization ,527,043 Convertible senior notes, net ,367,792 Add: unamortized debt discount on convertible senior notes 34,708 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 60,121 Resident security deposits and prepaid rent 22,091 Total liabilities at fair value $2,046,043 Less: Non-controlling interests -2,244 Estimated NAV at fair value $1,252,793 Number of Shares 37,841,943 Estimated NAV $33.105940128862315 -4.0598711376844676E-3 m Check to NAV calculation 0 m Investments in real estate, net 2,226,738 Add back: accumulated depreciation 72,572 Investments in real estate properties, gross 2,299,310 Adjusted fair value as of 6/30/2015 2,390,663 Increase in estimated fair value of investments in real estate 91,353 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $,-50,722,880 $,-50,723 Condition Adjustment for Stabilized Properties B -,172,530,950 -,172,531 Remaining Construction Costs for Non- Stabilized homes C -6,041,600 -6,042 Total estimated reserves at 6/30/2015 $-,229,295,430 $-,229,296 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 6/30/15 (on 12,666 homes (not Units)) D 2,247,278 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 From Allen Fair value on homes excluded from valuation (Prime REO) E ,143,385 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\REO Schedule June 30 2015 -Prime From Dennis/Prime Adjusted fair value as of 6/30/15 2,390,663 Add: increase in estimated fair value of investments in real estate -,229,296 Per above Investments in real estate 2,226,738 Per above Fair value adjustment ,393,221 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201502. Q2 2015\Fair Value Q2 2015 Book basis ,579,550 Fair value ,642,572 Fair value adjustment F 63,022 DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 49 $,165,582.41571428569 $8,113,538.3699999982 $8,824,263.5800000001 $,710,725.21000000183 $0 $,710,725.21000000183 Other REO Divestitures(2) 80 ,236,992.26712500001 18,959,381.370000001 18,403,054 -,556,327.37000000104 -,556,327.37000000104 0 NPL REO 213 ,132,243.45403755872 28,167,855.710000008 28,054,423.609999999 -,113,432.10000000894 -,113,432.10000000894 0 Total 342 $,161,522.73523391812 $55,240,775.450000003 $55,281,741.189999998 $40,965.739999991842 $-,669,759.47000000998 $,710,725.21000000183 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,185 $42,004 (unaudited) ASSETS Investments in real estate Land $,389,320 $,359,889 Building and improvements 1,815,697 1,619,622 Development costs Total investment in properties 2,205,017 1,979,511 Less accumulated depreciation ,-72,572 ,-41,563 Investment in real estate properties, net 2,132,445 1,937,948 Real estate held for sale, net 94,293 32,102 Total investments in real estate, net 2,226,738 1,970,050 Non-performing loans 79,538 ,125,488 Non-performing loans held for sale 87,509 26,911 Non-performing loans (fair value option) ,412,503 ,491,790 Resident and other receivables, net 23,620 17,270 Cash and cash equivalents 79,984 ,175,198 Restricted cash 87,247 50,749 Deferred financing costs, net 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 Other assets 20,836 17,994 Total assets $3,074,133 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,629,558 $,441,239 Master repurchase agreement ,404,730 ,454,249 Asset-backed securitization, net ,527,043 ,526,816 Convertible senior notes, net ,367,792 ,363,110 Accounts payable and accrued expenses 60,121 52,457 Resident security deposits and prepaid rent 22,091 17,857 Total liabilities 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 381 378 Additional paid-in capital 1,128,334 1,133,239 Accumulated deficit ,-67,999 ,-53,723 Accumulated other comprehensive loss -,162 -70 Total Starwood Waypoint Residential Trust equity 1,060,554 1,079,824 Non-controlling interests 2,244 611 Total equity 1,062,798 1,080,435 Total liabilities and equity $3,074,133 $2,936,163 0 0 ck Shares outstanding end of period 37,841,943 Book value per share $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $-3,444 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 2,589 3,566 3,150 3,508 1,871 6,155 0 General and administrative 4,004 3,858 4,866 4,627 4,444 7,862 0 Share-based compensation 1,390 1,927 3,898 2,101 2,130 3,317 0 Investment management fees 4,881 4,781 4,825 4,522 3,993 9,662 0 Separation costs 0 0 0 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 186 622 0 Interest expense, including amortization 19,595 17,617 16,633 11,899 5,191 37,212 0 Depreciation and amortization 18,984 18,008 19,918 9,238 7,243 36,992 0 Finance-related expenses and write-off of loan costs 911 544 940 1,334 5,441 1,455 0 Impairment of real estate 440 219 171 341 1,233 659 0 Realized loss (gain) on sales of investments in real estate, net -,458 -,246 148 -,125 56 -,704 0 Realized gain on divestiture homes, net -1,101 782 0 0 0 -,319 0 Loss on derivative financial instruments, net 65 211 132 104 470 276 0 Income tax expense 199 225 -44 19 350 424 0 Net income attributable to non-controlling interests 98 121 79 13 83 219 0 check to NOI page QTD YTD Total NOI 48,419 51,969 45,795 31,085 20,575 ,100,388 0 0 0 Add (deduct) adjustments to get to total stabilized home portfolio NOI 0 NPL portfolio NOI components: 0 Realized gain on non-performing loans, net -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-14,486 0 Realized gain on loan conversions, net -6,123 -8,549 -6,994 -5,791 -6,483 ,-14,672 0 Mortgage loan servicing costs 9,586 9,995 11,020 7,918 5,139 19,581 0 Unrealized gain on non-performing loans, net ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-38,383 0 Deduct: Total NPL portfolio NOI ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-47,960 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 1,766 3,289 2,236 2,537 2,726 5,055 0 Add Total Non-stabilized portfolio NOI 1,766 3,289 2,236 2,537 2,726 5,055 0 0 Total stabilized portfolio NOI $30,907 $26,576 $22,181 $20,103 $14,959 $57,483 $0 $0 $0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $30,907 $26,576 $22,903 $20,103 $14,959 $57,483 $0 check to NOI page 0 0 $0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $46,677 $41,983 $37,097 $30,366 $23,602 $88,660 $0 Less Allowance for doubtful accounts -,229.60091323913264 -,708 -,645 -,870 -,614 -,938 0.3990867608673625 Total rental revenues $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $87,722 $0.39908676086633932 Stabilized portfolio NOI margin 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.65528601719067048 Check Balance $0 $28,801 Total Rental Homes Portfolio Obtained from Tri Long - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment Atlanta 2,509 48 2,557 0.95463433711380519 $,101,226.29641376612 $,131,087.46535784123 $335.19064892 1933.0782166601487 22.393038717246782 1992.6069612827532 $1,203.401435602953 $1,203.401435602953 29,861 ,131,087 ,101,226 #REF! $335.2 $29.86069999999998 $101.22630000000001 $131.08699999999999 South Florida 2,301 233 2,534 0.89936858721389112 $,139,002.83067482235 $,174,732.64466456161 442.7 1581.8606395578365 45.031570639305528 1969.9684293606945 $1,622.3531942003515 $1,622.3531942003515 35,730 ,174,733 ,139,003 #REF! $442.7 $35.730200000000025 $139.00279999999998 $174.733 Houston 1,538 61 1,599 0.94308943089430897 $,131,144.58370856775 $,149,831.86085678538 239.5811455099998 2029.5347091932458 26.49093183239529 1988.5090681676047 $1,537.2903253652062 $1,537.2903253652062 18,687 ,149,832 ,131,145 #REF! $239.6 $18.687399999999997 $131.1446 $149.83199999999999 Tampa 1,349 70 1,419 0.90909090909090906 $,104,278.8060606068 $,126,131.956941508 178.98124689999986 1457.1719520789288 40.181113460183269 1974.8188865398167 $1,263.2591388673393 $1,263.2591388673393 21,783 ,126,061 ,104,278 #REF! $179 $21.8 $104.27810000000001 $126.13200000000001 Dallas 1,311 91 1,402 0.91940085592011411 $,140,461.35123395151 $,161,959.56352353797 227.06730806000024 2132.9564907275321 20.074179743224022 1994.925820256776 $1,575.2348524844722 $1,575.2348524844722 21,498 ,161,959 ,140,461 #REF! $227.1 $21.49860000000001 $140.4614 $161.96 Denver 626 89 715 0.90069930069930071 $,200,979.58907692303 $,229,160.70693706267 163.8499054599998 1601.4321678321678 31.928671328671271 1983.0713286713287 $1,767.7161741835148 $1,767.7161741835148 28,181 ,229,161 ,200,980 #REF! $163.80000000000001 $28.181399999999996 $200.9796 $229.161 Chicago 654 60 714 0.90196078431372551 $,120,853.42096638647 $,150,190.40901960791 107.23595204000004 1574.3011204481793 37.906162464985982 1977.093837535014 $1,665.8466925465839 $1,665.8466925465839 29,377 ,150,230 ,120,853 #REF! $107.2 $29.336600000000004 $120.85339999999999 $150.19 Orlando 538 69 607 0.86985172981878089 $,115,203.99233937399 $,141,157.4938056012 85.682598739999932 1583.5172981878088 37.191103789126828 1977.8088962108732 $1,310.2907590132825 $1,310.2907590132825 25,958 ,141,162 ,115,204 #REF! $85.7 $25.953000000000017 $115.20399999999999 $141.15700000000001 Southern California 440 17 457 0.91903719912472648 $,240,908.22404814026 $,254,065.29792122537 116.10784114999998 1640.5295404814005 38.050328227571072 1976.9496717724289 $1,831.941582733813 $1,831.941582733813 13,157 ,254,065 ,240,908 #REF! $116.1 $13.156799999999976 $240.90820000000002 $254.065 Northern California 271 2 273 0.97069597069597069 $,214,385.34564102555 $,227,743.68695970683 62.174026539999964 1506.03663003663 45.505494505494426 1969.4945054945056 $1,729.9144318181814 $1,729.9144318181814 13,323 ,227,708 ,214,385 #REF! $62.2 $13.358699999999999 $214.3853 $227.744 Phoenix 244 0 244 0.98360655737704916 $,139,867.52475409844 $,158,648.43540983609 38.71021824000001 1536.5040983606557 40.127049180327958 1974.872950819672 $1,195.8157500000002 $1,195.8157500000002 18,781 ,158,649 ,139,868 #REF! $38.700000000000003 $18.780499999999989 $139.86750000000001 $158.648 Las Vegas 41 0 41 0.95121951219512191 $,155,992.54487804876 $,167,626.55780487802 6.8726888699999984 1964.560975609756 28.268292682926813 1986.7317073170732 $1,283.8612820512819 $1,283.8612820512819 11,634 ,167,627 ,155,993 #REF! $6.9 $11.634500000000003 $155.99250000000001 $167.62700000000001 Total/Average 11,822 740 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020099986 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 $1,473.9904856970031 26114.377347318557 2,072,274 1,804,304 #REF! $2,004.2 $267.97839999999997 $1,804.3037000000002 $2,072.3359999999998 239.2 2011 1771.8 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Stabilized(5) 11,822 0.96608018947724583 $,131,988.45301302712 $,158,081.405157334 $1,868.8383717700026 1758.6831063361815 32.716291659617582 1982.2837083403824 $1,471.6824316508948 Non-stabilized(5) 740 0.22432432432432434 $,154,544.7591081085 $,182,956.39221621651 135.38773024000022 1770.6662162162163 34.254054054053995 1980.745945945946 $1,639.6477987421383 Total/Average 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020100027 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE

18 Definitions and Reconciliations Estimated Fair Value of Assets. Estimated fair value of assets consists of both estimated SFR value and estimated NPL value as described below. Estimated NAV. We define estimated net asset value (“Estimated NAV”) as the estimated value of all assets net of liabilities. To calculate the Estimated NAV, the historical net investments in real estate and NPLs at carrying value are deducted from total shareholders’ equity and the Estimated SFR Value and NPL Value are added (see table on the right).  The fair value of investments in real estate is determined using a progressive method that incorporates three value sources: automated valuation model values (“AVMs”), BPOs and internal desktop evaluations. AVM values, which are value estimates provided by service providers based on their proprietary mathematical modeling platforms that utilize historical sales and public records data of comparable homes and are adjusted based on characteristics specific to the relevant home being valued, are ordered for each home, and the AVMs we receives are accompanied with a confidence index which provides a measure for the perceived reliability of the AVM value. When a home’s AVM confidence index falls below a specific score, we will order a BPO, which is a value estimate provided by a local broker based on comparable sales data and adjusted based on characteristics specific to the relevant home being valued. If for some reason a current BPO is not available, an internal evaluation is performed by a licensed appraiser using the market approach as defined by the Appraisal Institute to estimate the fair value.   The fair value of investments in NPLs is determined using the net present values of the BPOs of the underlying homes discounted at the then current market discount rate. The net present values of the BPOs of the underlying homes are determined using estimates of the length of time to foreclose or convert the relevant homes, with such estimates made on a state-by-state basis pursuant to market data received from service providers as adjusted from time to time based on the our experience.   The costs of selling properties in the portfolio, including commissions and other related costs are not deducted for the purpose of calculating the Estimated SFR Value and Estimated NAV. Further, future promoted interests on the NPL portfolio are not deducted for the purpose of calculating Estimated SFR & NPL Value and Estimated NAV. We consider Estimated NAV to be an appropriate supplemental measure as it illustrates the estimated imbedded value in our SFR portfolio and NPL portfolio that is carried on our balance sheet primarily at cost. The Estimated SFR Value, Estimated NPL Value and Estimated NAV are non‐GAAP financial measures.  However, they are provided for informational purposes to be used by investors in assessing the value of the assets. A reconciliation of total shareholders’ equity to Estimated NAV is provided to the right.   These metrics should be considered along with other available information in valuing and assessing us, including our GAAP financial measures and other cash flow and yield metrics.  These metrics should not be viewed as a substitute for book value, net investments in real estate, equity, net income or cash flows from operations prepared in accordance with GAAP, or as measures of profitability or liquidity. Further, not all real estate investment trusts (“REITs”) compute same non-GAAP measure, therefore, there can be no assurance that our basis for computing this non-GAAP measure is comparable with that of other REITs. NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain on non-performing loans, net 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 48,419 ,100,388 Difference $0 $0 bad debt expense as a % of revenue .5% 1.6% Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of June 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 ,404,730 0 0 0 ,404,730 2017 0 0 0 0 ,172,500 ,172,500 2018 ,629,558 0 0 0 0 ,629,558 2019 0 0 0 ,230,000 0 ,230,000 2,787,183.56568 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70529943711131071 Total $,629,558 $,404,730 $,529,011 $0 $,230,000 $0 $,172,500 $1,965,799 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 629558 404730 529011 230000 172500 1965799 Weighted average coupon rate 3.1365999999999998E-2 3.1865999999999998E-2 2.5465999999999999E-2 0.03 4.4999999999999998E-2 3.0917777724986124E-2 Weighted average remaining maturity in years 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 2.9698631391312618 Market equity Security Shares Price Value Common shares 37,841,943 $23.76 $,899,124.56568000012 NAV(3) 37,841,943 $34.790000000000006 $1,316,331 Debt Metrics Total debt to total gross assets(4)(5) 0.62152292580617863 Net debt to total estimated fair value of assets(4)(5) 0.60038691889912499 $1,108,334 As of date 42185 42185 42185 42185 42185 maturity 43134 42624 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 0 Total Assets per BS $3,074,133 $0 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,885,815 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,939,246 Net debt less Cert $1,859,262 Syndication 41803 Feb. 5 2018 $,441,239,371.75 1 Accum Deprec. $,-72,572 NAV less Cert $3,096,773 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $0 Net debt to NAV 0.60038691889912499 NPL Debt $41,709 $,454,248,912 3 Total Assets $3,074,133 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,120,152 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.62152292580617863 $1,939,246 $3,146,705 0.61627829745718143 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Acquisitions (SFRs and NPLs) Obtained from Tri Long - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs) FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 132 1598.189393939394 $,159,185.42537878786 $35,483.609090909158 $,194,669.3446969701 $25.7 $1,746.984848484848 ,152,561 $34,347 ,186,908 -7,761.344696970133 Denver 77 1659.4285714285713 $,226,319.93818181817 $24,742.204805194837 $,251,062.14298701301 19.3 $1,839.7142857142858 ,168,246 $16,428 ,184,674 ,-66,388.142987013009 Tampa 70 1510.5 $,127,308.26928571425 $24,607.410999999964 $,151,915.68028571422 10.6 $1,411.1 ,118,353 $20,916 ,139,269 ,-12,646.680285714217 Dallas 59 2184.7796610169494 $,163,964.43423728805 $9,994.9418644068646 $,173,959.37610169491 10.3 $1,643.4237288135594 ,220,142 $15,942 ,236,084 62,124.623898305086 Chicago 55 1741.6363636363637 $,133,929.66436363637 $28,274.536727272673 $,162,204.20109090905 8.9 $1,702.181818181818 ,146,154 $18,436 ,164,590 2,385.7989090909541 Orlando 54 1558.2777777777778 $,117,464.69277777776 $31,274.648333333374 $,148,739.34111111113 8 $1,341.4074074074074 ,114,305 $30,112 ,144,417 -4,322.3411111111345 Houston 34 1924.4411764705883 $,147,896.27117647059 $17,938.853823529411 $,165,835.125 5.6 $1,669.5882352941176 ,121,892 $25,136 ,147,028 ,-18,807.125 Atlanta 28 2462.3571428571427 $,187,354.47071428571 $24,112.665000000008 $,211,467.13571428572 5.9 $1,678.3214285714287 ,160,846 $14,224 ,175,070 ,-36,397.135714285716 Southern California 7 1711.2857142857142 $,353,846.19285714289 $30,377.350000000035 $,384,223.54285714292 2.7 $2,660.4285714285716 ,302,809 $23,671 ,326,480 ,-57,743.542857142922 Total/Avg SFR Acquisitions 516 1743.5406976744187 $,161,792.90418604671 $26,439.639806201361 $,188,232.54399224807 $97.000000000000014 $1,659.5174418604652 ,161,793 $26,440 ,188,233 0.45600775192724541 Total NPLs Converted to SFRs(4) 20 1842.15 $,144,752.31 $19,230.202000000048 $,163,982.51200000005 3.3 $1,474.6470588235295 Total/Avg 536 1747.2201492537313 $,161,157.6111940322 $26,170.630932835658 $,187,327.69205223888 $100.30000000000001 $1,653.6210131332082 Support Slide Abt Sway pg. 1, 2014 SFR gross Yield $19,914.20930232558 Annualized Estimated Average Rent per Home $97,000.15 Aggregate Investment above 0.20530112682809873 SFR Gross Yield Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,185 $42,185 (unaudited) (unaudited) Total revenues $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-3,444 Core FFO(1) $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 11822 10970 9754 Non-stabilized homes(3) 740 1247 1663 Total Homes(4) 12562 12217 11417 Leased Percentages Stabilized homes 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio(4) 0.92238497054609137 0.89121715642138 0.83793173921929276 Starwood Waypoint Residential Trust Period Ending 6/30/15 NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,174 Loans converted to real estate -,486 Loan liquidations and other basis reductions -85 Loan Count as of June 30, 2015 3,644 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 15 Gain on sales of previously depreciated investments in real estate -,245.69383999999994 -,253 -27 Non-controlling interests 121 79 13 Subtotal - NAREIT FFO 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,927 3,898 2,101 Separation costs 0 0 0 Acquisition fees and other expenses 363 637 217 Write-off of loan costs 0 0 0 Loss on derivative financial instruments, net 111 132 104 Amortization of derivative financial instruments cost 0 -90 -81 Severance expense 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,184 1,998 1,048 Core FFO $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 Recurring capital expenditures 0 0 0 Acquisition costs 0 0 0 Other non-property related depreciation and amortization 0 0 0 Stock-based compensation expense 0 0 0 AFFO $22,461.30616 $16,761 $6,270 Core FFO per share $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 37,821,364 38,613,270 39,079,365 Q2 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 2,589 1,871 General and administrative 4,004 4,444 Share-based compensation 1,390 2,130 Investment management fees 4,881 3,993 Separation costs 0 0 Acquisition fees and other expenses 259 186 Interest expense, including amortization 19,595 5,191 Depreciation and amortization 18,984 7,243 Finance-related expenses and write-off of loan costs 911 5,441 Impairment of real estate 440 1,233 Realized loss (gain) on sales of investments in real estate, net -,458 56 Realized gain on divestiture homes, net -1,101 0 Loss on derivative financial instruments, net 65 470 Income tax expense 199 350 Net income attributable to non-controlling interests 98 83 Total NOI 48,419 20,575 Deduct: Total NPL portfolio NOI ,-19,278 -8,342 Total SFR portfolio NOI 29,141 12,233 Deduct: Non-2Q 2014 same store NOI 18,732 1,959 Same store NOI from homes stabilized prior to 2Q 2014 10,409 10,274 Deduct: Non-1Q 2014 same store NOI 6,113 6,334 Same store NOI from homes stabilized prior to 1Q 2014 4,296 3,940 From Abu's same store workpaper - see support below: Stabilized Prior to 2Q 2014 Stabilized Prior to 1Q 2014 From ABU - Same Store Workpaper - Q2 P:\Financial Reporting\Abu Non-Performing Loan Portfolio Data received form Prime (Contact Jeff Whorton) Total Loan Home Purchase Price Total UPB (3) Total BPO(3) Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 674 727 $86.638026959999934 $160.25578806999985 $143.99724003999998 0.54062338716999336 0.60166449673572475 1.2882879335957085 Illinois 343 370 44.887076109999967 71.56773335000004 68.582644999999999 0.62719711815492252 0.65449613542901364 1.3256906275825335 California 294 296 88.311604929999959 118.61164395 139.93326999999999 0.7445441441417604 0.6310979864188121 0.95868375244172943 New York 209 212 43.862047169999975 68.648038060000005 80.393022000000002 0.63894101578931517 0.54559520315084031 1.0347544622103328 Arizona 160 187 15.205403510000004 25.136570329999994 21.113399999999999 0.60491162121081643 0.72017787329373784 2.0959590448707126 Wisconsin 158 167 13.025531840000001 17.982250160000003 20.422550000000001 0.72435494579950832 0.63780144203343858 1.1233099499095993 Indiana 155 161 11.076065950000004 15.112299879999998 16.37687 0.73291729504774794 0.67632373890737385 1.1594420418107931 Maryland 145 150 28.392923210000014 41.940860920000006 35.693199999999997 0.676975211933728 0.79547149625138724 1.4056774131520449 New Jersey 145 144 22.899024010000002 37.660787069999991 37.142395 0.60803360183199717 0.61651985581435986 1.2410897587714398 Pennsylvania 114 121 11.043847530000006 16.469702270000006 15.879899999999999 0.67055538399845049 0.69546077305272747 1.235603872946867 Georgia 93 100 10.138313269999998 15.807110560000003 14.981350000000001 0.64137675456354848 0.67672895099573782 1.1955475476067292 Other 1,154 1,175 140.16252711000016 198.19937078000009 203.899698 0.70717947568854578 0.6874091942500089 1.147988481154913 Totals 3,644 3,810 $515.64239159999988 $787.39215539999987 $798.41554004 0.6548736713512856 0.6458321083957943 1.2051915879823913 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,424 2,554 $349.38805905999959 $553.28290492000087 $532.03958503999991 0.63144844775730558 0.65660163056050713 1.2674552250399957 Performing 846 811 116.2150023099998 161.61711312000031 192.55931899999999 0.71907609328295863 0.60352832007055346 1.0032578780246222 Delinquent 374 724 50.01433022999997 72.542137359999998 73.766636000000005 0.68945211776428927 0.67800746979976101 1.1802357537437018 #REF! #REF! #REF! Total/Average 3,644 4,089 $515.61739159999934 $787.44215540000118 $798.36554003999981 0.65500000000000003 0.64600000000000002 1.2051915879823913 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") FOR ACQUISITION SLIDE Non-Performing Loans: Total Purchase Purchase Weighted Number of Purchase Price Total UPB Total BPO Price as % Price as % Average Loans ($ in millions) ($ in millions) ($ in millions) of UPB of BPO LTV 1,441 $117 $189.4 $171.6 0.61799999999999999 0.68200000000000005 1.141 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-21 Stabilized & 180 Day Schedules Obtained from Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) Atlanta 2,557 2,509 0.96731765643682743 $1,203.5456202632627 2,490 0.96144578313253015 $1,196.4106524466749 South Florida 2,534 2,301 0.96697088222511951 $1,620.7982043478262 2,212 0.95343580470162748 $1,614.7412766967252 Houston 1,599 1,538 0.96228868660598177 $1,537.7937695312503 1,493 0.95713328868050906 $1,531.8670147161881 Tampa 1,419 1,349 0.95107487027427728 $1,263.946609792285 1,240 0.94516129032258067 $1,254.5354654141763 Dallas 1,402 1,311 0.97559115179252476 $1,571.4624580152674 1,213 0.94723825226710634 $1,559.7443292682931 Denver 715 626 0.99041533546325877 $1,764.7688000000001 561 0.98752228163992872 $1,757.207956600361 Chicago 714 654 0.96636085626911317 $1,664.5738073394496 604 0.95695364238410596 $1,663.679411764704 Orlando 607 538 0.95724907063197029 $1,304.1714312267654 483 0.95238095238095233 $1,304.970065217391 Southern California 457 440 0.94772727272727275 $1,828.6051025056947 426 0.93427230046948362 $1,816.6842317380354 Northern California 273 271 0.97416974169741699 $1,725.9793726937264 254 0.98425196850393704 $1,752.2536399999995 Phoenix 244 244 0.98360655737704916 $1,197.5769672131148 244 0.98360655737704916 $1,195.8157500000002 Las Vegas 41 41 0.95121951219512191 $1,296.875609756097 41 0.95121951219512191 $1,283.8612820512819 Total/Average 12,562 11,822 0.96608018947724583 $1,471.1499398967258 11,261 0.95657579255838732 $1,462.5057996468743 Starwood Waypoint Residential Trust Period Ending 6/30/15 Homes not intend to hold for the long term Home Count as of March 31, 2015 1,151 SFR homes sold -,125 Prime REOs sold -,206 Additional SFR held for sale 207 Additional Prime Non-rentals 176 Additional Prime Rentals 2 Home Count as of June 30, 2015(1) 1,205 1205 Check 0 Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 42078 (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 98 83 219 73 121 Subtotal - NAREIT FFO 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 2,130 3,317 2,459 1,927 Separation costs 0 0 0 3,543 0 Acquisition fees and other expenses 259 186 622 447 363 Write-off of loan costs 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -50 -,200 -50 -,100 Severance expense 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,259 0 4,443 0 2,184 Core FFO(1) $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 Acquisition costs 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 AFFO $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Same Store Growth Q2 15 This comes from Abu and his supporting Files. Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q2 2015 vs. Q2 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,677 -1.2% -0.16667958397116645 9.3% 2Q 2014 4,057 -2.7% -8.9% 1.3% Y/Y % Increase SS2014 - 1677 SS2Q14 - 4057 Net Operating Income 9.3% 1.3% Revenue -1.2% -2.7% Expenses -0.16667958397116645 -8.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 (unaudited) (unaudited) Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 Other property revenues 1,539 890 2833 1,369 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 Total revenues 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 10,195 7,791 21,520 13,823 Real estate taxes and insurance 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 2,589 1,871 6,155 4,286 General and administrative 4,004 4,444 7,862 9,814 Share-based compensation 1,390 2,130 3,317 2,459 Investment management fees 4,881 3,993 9,662 6,750 Separation costs 0 0 0 3,543 Acquisition fees and other expenses 259 186 622 447 Interest expense, including amortization 19,595 5,191 37,212 6,691 Depreciation and amortization 18,984 7,243 36,992 12,716 Finance-related expenses and write-off of loan costs 911 5,441 1,455 5,441 Impairment of real estate 440 1,233 659 2,067 Total expenses 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net loss -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Provided by John Christie Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change South Florida 125 2.8% 110 4.4% 170 2.9% 405 3.3% Atlanta 139 3.5% 164 3.6% 92 2.8% 395 3.4% Houston 152 1.2% 74 2.7% 60 2.9% 286 1.9% Tampa 101 3.3% 75 6.6% 78 3.1% 254 4.2% Dallas 54 .8% 78 3.8% 65 2.8% 197 2.6% Chicago 24 1.2% 26 2.3% 44 0.03 94 2.3% Phoenix 28 .8% 21 1.9% 28 1.8% 77 1.5% Denver 39 1.7% 20 0.03 11 0.03 70 2.3% Northern California 21 .8% 15 3.6% 25 2.9% 61 2.3% Orlando 20 2.2% 17 1.8% 23 2.8% 60 2.3% Southern California 21 .7% 20 2.9% 19 2.9% 60 2.1% Las Vegas 3 0.0% 1 -0.03 0 n.a. 4 -0.8% Total/Average 727 2.2% 621 3.7% 615 2.9% 1,963 2.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Separation costs 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Acquisition fees and other expenses 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Interest expense, including amortization 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Depreciation and amortization 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Finance-related expenses and write-off of loan costs 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Impairment of real estate 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 81,714 1.7506266469567453 49,130 2.0816032539615286 ,162,582 1.8337694563501015 85,669 2.2926378890464849 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized loss on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net income (loss) -3,339 ,-12,033 -3,225 ,-27,351 Net (income) loss attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Net Asset Value Calculation $42,185 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,205,017 $58.27 ok Less accumulated depreciation ,-72,572 -1.92 ok Add real estate held for sale, net 94,293 2.4900000000000002 ok Investments in real estate, net 2,226,738 58.84 ok Add increase in estimated fair value of investments in real estate ,393,220 10.39 ok Less estimated renovation reserve(1) -,165,757 -4.38 ok Estimated SFR Value 2,454,201 64.850000000000009 ok Non-performing loans 79,538 2.1 ok Non-performing loans held for sale 87,509 2.31 ok Non-performing loans (fair value option) ,412,503 10.9 ok Add increase in estimated fair value of non-performing loans 63,022 1.67 ok Estimated NPL Value ,642,572 16.98 ok Estimated SFR & NPL Value $3,096,773 $81.830000000000013 ok $81.834407921390294 Total shareholders' equity $1,060,554 $28.03 ok Less unamortized debt discount on convertible senior notes ,-34,708 -0.92 ok Less investments in real estate, net -2,226,738 -58.84 ok Less non-performing loans ,-79,538 -2.1 ok Less: non-performing loans held for sale ,-87,509 -2.31 ok Less non-performing loans (fair value option) -,412,503 -10.9 ok Add estimated SFR & NPL value 3,096,773 81.830000000000013 ok Estimated NAV $1,316,331 $34.790000000000006 ok $34.784973911091193 $34.790000000000006 Number of Shares 37,841,943 (1) Renovation reserve includes estimated renovation costs to bring stabilized homes to market-ready sale condition, plus remaining capital expenditure for non-stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,205,017 Add: real estate held for sale, net 94,293 Adjusted investments in real estate (excl. depreciation) 2,299,310 Add: increase in estimated fair value of investments in real estate ,154,891 Estimated SFR Value (Fair Value) 2,454,201 Non-performing loans 79,538 Non-performing loans held for sale 87,509 Non-performing loans (fair value option) ,412,503 Add: increase in estimated fair value of non-performing loans 63,022 Estimated NPL Value (Fair Value) ,642,572 Estimated SFR & NPL Value (Fair Value) 3,096,773 Resident and other receivables, net 23,620 Cash and cash equivalents 79,984 Restricted cash 87,247 Deferred leasing costs 29,605 Asset-backed securitization costs, net 26,553 Other Assets 20,836 Total Assets at fair value $3,364,618 Liabilities Senior SFR facility $,629,558 Master repurchase agreement ,404,730 Asset-backed securitization ,527,043 Convertible senior notes, net ,367,792 Add: unamortized debt discount on convertible senior notes 34,708 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 60,121 Resident security deposits and prepaid rent 22,091 Total liabilities at fair value $2,046,043 Less: Non-controlling interests -2,244 Estimated NAV at fair value $1,316,331 Number of Shares 37,841,943 Estimated NAV $34.784976668743724 -5.023331256282404E-3 m Check to NAV calculation 0 m Investments in real estate, net 2,226,738 Add back: accumulated depreciation 72,572 Investments in real estate properties, gross 2,299,310 Adjusted fair value as of 6/30/2015 2,454,201 Increase in estimated fair value of investments in real estate ,154,891 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $0 $0 Condition Adjustment for Stabilized Properties B -,159,728,300 -,159,728 Remaining Construction Costs for Non- Stabilized homes C -6,028,856 -6,029 Total estimated reserves at 6/30/2015 $-,165,757,156 $-,165,757 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 6/30/15 (on 12,666 homes (not Units)) D 2,310,816 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 From Allen Fair value on homes excluded from valuation (Prime REO) E ,143,385 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\REO Schedule June 30 2015 -Prime From Dennis/Prime Adjusted fair value as of 6/30/15 2,454,201 Add: increase in estimated fair value of investments in real estate -,165,757 Per above Investments in real estate 2,226,738 Per above Fair value adjustment ,393,220 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201502. Q2 2015\Fair Value Q2 2015 Book basis ,579,550 Fair value ,642,572 Fair value adjustment F 63,022 DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 49 $,165,582.41571428569 $8,113,538.3699999982 $8,824,263.5800000001 $,710,725.21000000183 $0 $,710,725.21000000183 Other REO Divestitures(2) 80 ,236,992.26712500001 18,959,381.370000001 18,403,054 -,556,327.37000000104 -,556,327.37000000104 0 NPL REO 213 ,132,243.45403755872 28,167,855.710000008 28,054,423.609999999 -,113,432.10000000894 -,113,432.10000000894 0 Total 342 $,161,522.73523391812 $55,240,775.450000003 $55,281,741.189999998 $40,965.739999991842 $-,669,759.47000000998 $,710,725.21000000183 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,185 $42,004 (unaudited) ASSETS Investments in real estate Land $,389,320 $,359,889 Building and improvements 1,815,697 1,619,622 Development costs Total investment in properties 2,205,017 1,979,511 Less accumulated depreciation ,-72,572 ,-41,563 Investment in real estate properties, net 2,132,445 1,937,948 Real estate held for sale, net 94,293 32,102 Total investments in real estate, net 2,226,738 1,970,050 Non-performing loans 79,538 ,125,488 Non-performing loans held for sale 87,509 26,911 Non-performing loans (fair value option) ,412,503 ,491,790 Resident and other receivables, net 23,620 17,270 Cash and cash equivalents 79,984 ,175,198 Restricted cash 87,247 50,749 Deferred financing costs, net 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 Other assets 20,836 17,994 Total assets $3,074,133 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,629,558 $,441,239 Master repurchase agreement ,404,730 ,454,249 Asset-backed securitization, net ,527,043 ,526,816 Convertible senior notes, net ,367,792 ,363,110 Accounts payable and accrued expenses 60,121 52,457 Resident security deposits and prepaid rent 22,091 17,857 Total liabilities 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 381 378 Additional paid-in capital 1,128,334 1,133,239 Accumulated deficit ,-67,999 ,-53,723 Accumulated other comprehensive loss -,162 -70 Total Starwood Waypoint Residential Trust equity 1,060,554 1,079,824 Non-controlling interests 2,244 611 Total equity 1,062,798 1,080,435 Total liabilities and equity $3,074,133 $2,936,163 0 0 ck Shares outstanding end of period 37,841,943 Book value per share $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $-3,444 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 2,589 3,566 3,150 3,508 1,871 6,155 0 General and administrative 4,004 3,858 4,866 4,627 4,444 7,862 0 Share-based compensation 1,390 1,927 3,898 2,101 2,130 3,317 0 Investment management fees 4,881 4,781 4,825 4,522 3,993 9,662 0 Separation costs 0 0 0 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 186 622 0 Interest expense, including amortization 19,595 17,617 16,633 11,899 5,191 37,212 0 Depreciation and amortization 18,984 18,008 19,918 9,238 7,243 36,992 0 Finance-related expenses and write-off of loan costs 911 544 940 1,334 5,441 1,455 0 Impairment of real estate 440 219 171 341 1,233 659 0 Realized loss (gain) on sales of investments in real estate, net -,458 -,246 148 -,125 56 -,704 0 Realized gain on divestiture homes, net -1,101 782 0 0 0 -,319 0 Loss on derivative financial instruments, net 65 211 132 104 470 276 0 Income tax expense 199 225 -44 19 350 424 0 Net income attributable to non-controlling interests 98 121 79 13 83 219 0 check to NOI page QTD YTD Total NOI 48,419 51,969 45,795 31,085 20,575 ,100,388 0 0 0 Add (deduct) adjustments to get to total stabilized home portfolio NOI 0 NPL portfolio NOI components: 0 Realized gain on non-performing loans, net -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-14,486 0 Realized gain on loan conversions, net -6,123 -8,549 -6,994 -5,791 -6,483 ,-14,672 0 Mortgage loan servicing costs 9,586 9,995 11,020 7,918 5,139 19,581 0 Unrealized gain on non-performing loans, net ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-38,383 0 Deduct: Total NPL portfolio NOI ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-47,960 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 1,766 3,289 2,236 2,537 2,726 5,055 0 Add Total Non-stabilized portfolio NOI 1,766 3,289 2,236 2,537 2,726 5,055 0 0 Total stabilized portfolio NOI $30,907 $26,576 $22,181 $20,103 $14,959 $57,483 $0 $0 $0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $30,907 $26,576 $22,903 $20,103 $14,959 $57,483 $0 check to NOI page 0 0 $0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $46,677 $41,983 $37,097 $30,366 $23,602 $88,660 $0 Less Allowance for doubtful accounts -,229.60091323913264 -,708 -,645 -,870 -,614 -,938 0.3990867608673625 Total rental revenues $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $87,722 $0.39908676086633932 Stabilized portfolio NOI margin 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.65528601719067048 Check Balance $0 $28,801 Total Rental Homes Portfolio Obtained from Tri Long - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment Atlanta 2,509 48 2,557 0.95463433711380519 $,101,226.29641376612 $,131,087.46535784123 $335.19064892 1933.0782166601487 22.393038717246782 1992.6069612827532 $1,203.401435602953 $1,203.401435602953 29,861 ,131,087 ,101,226 #REF! $335.2 $29.86069999999998 $101.22630000000001 $131.08699999999999 South Florida 2,301 233 2,534 0.89936858721389112 $,139,002.83067482235 $,174,732.64466456161 442.7 1581.8606395578365 45.031570639305528 1969.9684293606945 $1,622.3531942003515 $1,622.3531942003515 35,730 ,174,733 ,139,003 #REF! $442.7 $35.730200000000025 $139.00279999999998 $174.733 Houston 1,538 61 1,599 0.94308943089430897 $,131,144.58370856775 $,149,831.86085678538 239.5811455099998 2029.5347091932458 26.49093183239529 1988.5090681676047 $1,537.2903253652062 $1,537.2903253652062 18,687 ,149,832 ,131,145 #REF! $239.6 $18.687399999999997 $131.1446 $149.83199999999999 Tampa 1,349 70 1,419 0.90909090909090906 $,104,278.8060606068 $,126,131.956941508 178.98124689999986 1457.1719520789288 40.181113460183269 1974.8188865398167 $1,263.2591388673393 $1,263.2591388673393 21,783 ,126,061 ,104,278 #REF! $179 $21.8 $104.27810000000001 $126.13200000000001 Dallas 1,311 91 1,402 0.91940085592011411 $,140,461.35123395151 $,161,959.56352353797 227.06730806000024 2132.9564907275321 20.074179743224022 1994.925820256776 $1,575.2348524844722 $1,575.2348524844722 21,498 ,161,959 ,140,461 #REF! $227.1 $21.49860000000001 $140.4614 $161.96 Denver 626 89 715 0.90069930069930071 $,200,979.58907692303 $,229,160.70693706267 163.8499054599998 1601.4321678321678 31.928671328671271 1983.0713286713287 $1,767.7161741835148 $1,767.7161741835148 28,181 ,229,161 ,200,980 #REF! $163.80000000000001 $28.181399999999996 $200.9796 $229.161 Chicago 654 60 714 0.90196078431372551 $,120,853.42096638647 $,150,190.40901960791 107.23595204000004 1574.3011204481793 37.906162464985982 1977.093837535014 $1,665.8466925465839 $1,665.8466925465839 29,377 ,150,230 ,120,853 #REF! $107.2 $29.336600000000004 $120.85339999999999 $150.19 Orlando 538 69 607 0.86985172981878089 $,115,203.99233937399 $,141,157.4938056012 85.682598739999932 1583.5172981878088 37.191103789126828 1977.8088962108732 $1,310.2907590132825 $1,310.2907590132825 25,958 ,141,162 ,115,204 #REF! $85.7 $25.953000000000017 $115.20399999999999 $141.15700000000001 Southern California 440 17 457 0.91903719912472648 $,240,908.22404814026 $,254,065.29792122537 116.10784114999998 1640.5295404814005 38.050328227571072 1976.9496717724289 $1,831.941582733813 $1,831.941582733813 13,157 ,254,065 ,240,908 #REF! $116.1 $13.156799999999976 $240.90820000000002 $254.065 Northern California 271 2 273 0.97069597069597069 $,214,385.34564102555 $,227,743.68695970683 62.174026539999964 1506.03663003663 45.505494505494426 1969.4945054945056 $1,729.9144318181814 $1,729.9144318181814 13,323 ,227,708 ,214,385 #REF! $62.2 $13.358699999999999 $214.3853 $227.744 Phoenix 244 0 244 0.98360655737704916 $,139,867.52475409844 $,158,648.43540983609 38.71021824000001 1536.5040983606557 40.127049180327958 1974.872950819672 $1,195.8157500000002 $1,195.8157500000002 18,781 ,158,649 ,139,868 #REF! $38.700000000000003 $18.780499999999989 $139.86750000000001 $158.648 Las Vegas 41 0 41 0.95121951219512191 $,155,992.54487804876 $,167,626.55780487802 6.8726888699999984 1964.560975609756 28.268292682926813 1986.7317073170732 $1,283.8612820512819 $1,283.8612820512819 11,634 ,167,627 ,155,993 #REF! $6.9 $11.634500000000003 $155.99250000000001 $167.62700000000001 Total/Average 11,822 740 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020099986 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 $1,473.9904856970031 26114.377347318557 2,072,274 1,804,304 #REF! $2,004.2 $267.97839999999997 $1,804.3037000000002 $2,072.3359999999998 239.2 2011 1771.8 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Stabilized(5) 11,822 0.96608018947724583 $,131,988.45301302712 $,158,081.405157334 $1,868.8383717700026 1758.6831063361815 32.716291659617582 1982.2837083403824 $1,471.6824316508948 Non-stabilized(5) 740 0.22432432432432434 $,154,544.7591081085 $,182,956.39221621651 135.38773024000022 1770.6662162162163 34.254054054053995 1980.745945945946 $1,639.6477987421383 Total/Average 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020100027 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain on non-performing loans, net 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 48,419 ,100,388 Difference $0 $0 bad debt expense as a % of revenue .5% 1.6% Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of June 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 ,404,730 0 0 0 ,404,730 2017 0 0 0 0 ,172,500 ,172,500 2018 ,629,558 0 0 0 0 ,629,558 2019 0 0 0 ,230,000 0 ,230,000 2,787,183.56568 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70529943711131071 Total $,629,558 $,404,730 $,529,011 $0 $,230,000 $0 $,172,500 $1,965,799 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 629558 404730 529011 230000 172500 1965799 Weighted average coupon rate 3.1365999999999998E-2 3.1865999999999998E-2 2.5465999999999999E-2 0.03 4.4999999999999998E-2 3.0917777724986124E-2 Weighted average remaining maturity in years 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 2.9698631391312618 Market equity Security Shares Price Value Common shares 37,841,943 $23.76 $,899,124.56568000012 NAV(3) 37,841,943 $34.790000000000006 $1,316,331 Debt Metrics Total debt to total gross assets(4)(5) 0.62152292580617863 Net debt to total estimated fair value of assets(4)(5) 0.60038691889912499 $1,108,334 As of date 42185 42185 42185 42185 42185 maturity 43134 42624 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 0 Total Assets per BS $3,074,133 $0 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,885,815 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,939,246 Net debt less Cert $1,859,262 Syndication 41803 Feb. 5 2018 $,441,239,371.75 1 Accum Deprec. $,-72,572 NAV less Cert $3,096,773 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $0 Net debt to NAV 0.60038691889912499 NPL Debt $41,709 $,454,248,912 3 Total Assets $3,074,133 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,120,152 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.62152292580617863 $1,939,246 $3,146,705 0.61627829745718143 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Acquisitions (SFRs and NPLs) Obtained from Tri Long - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs) FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 132 1598.189393939394 $,159,185.42537878786 $35,483.609090909158 $,194,669.3446969701 $25.7 $1,746.984848484848 ,152,561 $34,347 ,186,908 -7,761.344696970133 Denver 77 1659.4285714285713 $,226,319.93818181817 $24,742.204805194837 $,251,062.14298701301 19.3 $1,839.7142857142858 ,168,246 $16,428 ,184,674 ,-66,388.142987013009 Tampa 70 1510.5 $,127,308.26928571425 $24,607.410999999964 $,151,915.68028571422 10.6 $1,411.1 ,118,353 $20,916 ,139,269 ,-12,646.680285714217 Dallas 59 2184.7796610169494 $,163,964.43423728805 $9,994.9418644068646 $,173,959.37610169491 10.3 $1,643.4237288135594 ,220,142 $15,942 ,236,084 62,124.623898305086 Chicago 55 1741.6363636363637 $,133,929.66436363637 $28,274.536727272673 $,162,204.20109090905 8.9 $1,702.181818181818 ,146,154 $18,436 ,164,590 2,385.7989090909541 Orlando 54 1558.2777777777778 $,117,464.69277777776 $31,274.648333333374 $,148,739.34111111113 8 $1,341.4074074074074 ,114,305 $30,112 ,144,417 -4,322.3411111111345 Houston 34 1924.4411764705883 $,147,896.27117647059 $17,938.853823529411 $,165,835.125 5.6 $1,669.5882352941176 ,121,892 $25,136 ,147,028 ,-18,807.125 Atlanta 28 2462.3571428571427 $,187,354.47071428571 $24,112.665000000008 $,211,467.13571428572 5.9 $1,678.3214285714287 ,160,846 $14,224 ,175,070 ,-36,397.135714285716 Southern California 7 1711.2857142857142 $,353,846.19285714289 $30,377.350000000035 $,384,223.54285714292 2.7 $2,660.4285714285716 ,302,809 $23,671 ,326,480 ,-57,743.542857142922 Total/Avg SFR Acquisitions 516 1743.5406976744187 $,161,792.90418604671 $26,439.639806201361 $,188,232.54399224807 $97.000000000000014 $1,659.5174418604652 ,161,793 $26,440 ,188,233 0.45600775192724541 Total NPLs Converted to SFRs(4) 20 1842.15 $,144,752.31 $19,230.202000000048 $,163,982.51200000005 3.3 $1,474.6470588235295 Total/Avg 536 1747.2201492537313 $,161,157.6111940322 $26,170.630932835658 $,187,327.69205223888 $100.30000000000001 $1,653.6210131332082 Support Slide Abt Sway pg. 1, 2014 SFR gross Yield $19,914.20930232558 Annualized Estimated Average Rent per Home $97,000.15 Aggregate Investment above 0.20530112682809873 SFR Gross Yield Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,185 $42,185 (unaudited) (unaudited) Total revenues $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-3,444 Core FFO(1) $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 11822 10970 9754 Non-stabilized homes(3) 740 1247 1663 Total Homes(4) 12562 12217 11417 Leased Percentages Stabilized homes 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio(4) 0.92238497054609137 0.89121715642138 0.83793173921929276 Starwood Waypoint Residential Trust Period Ending 6/30/15 NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,174 Loans converted to real estate -,486 Loan liquidations and other basis reductions -85 Loan Count as of June 30, 2015 3,644 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 15 Gain on sales of previously depreciated investments in real estate -,245.69383999999994 -,253 -27 Non-controlling interests 121 79 13 Subtotal - NAREIT FFO 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,927 3,898 2,101 Separation costs 0 0 0 Acquisition fees and other expenses 363 637 217 Write-off of loan costs 0 0 0 Loss on derivative financial instruments, net 111 132 104 Amortization of derivative financial instruments cost 0 -90 -81 Severance expense 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,184 1,998 1,048 Core FFO $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 Recurring capital expenditures 0 0 0 Acquisition costs 0 0 0 Other non-property related depreciation and amortization 0 0 0 Stock-based compensation expense 0 0 0 AFFO $22,461.30616 $16,761 $6,270 Core FFO per share $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 37,821,364 38,613,270 39,079,365 Q2 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 2,589 1,871 General and administrative 4,004 4,444 Share-based compensation 1,390 2,130 Investment management fees 4,881 3,993 Separation costs 0 0 Acquisition fees and other expenses 259 186 Interest expense, including amortization 19,595 5,191 Depreciation and amortization 18,984 7,243 Finance-related expenses and write-off of loan costs 911 5,441 Impairment of real estate 440 1,233 Realized loss (gain) on sales of investments in real estate, net -,458 56 Realized gain on divestiture homes, net -1,101 0 Loss on derivative financial instruments, net 65 470 Income tax expense 199 350 Net income attributable to non-controlling interests 98 83 Total NOI 48,419 20,575 Deduct: Total NPL portfolio NOI ,-19,278 -8,342 Total SFR portfolio NOI 29,141 12,233 Deduct: Non-2Q 2014 same store NOI 18,732 1,959 Same store NOI from homes stabilized prior to 2Q 2014 10,409 10,274 Deduct: Non-1Q 2014 same store NOI 6,113 6,334 Same store NOI from homes stabilized prior to 1Q 2014 4,296 3,940 From Abu's same store workpaper - see support below: Stabilized Prior to 2Q 2014 Stabilized Prior to 1Q 2014 From ABU - Same Store Workpaper - Q2 P:\Financial Reporting\Abu Non-Performing Loan Portfolio Data received form Prime (Contact Jeff Whorton) Total Loan Home Purchase Price Total UPB (3) Total BPO(3) Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 674 727 $86.638026959999934 $160.25578806999985 $143.99724003999998 0.54062338716999336 0.60166449673572475 1.2882879335957085 Illinois 343 370 44.887076109999967 71.56773335000004 68.582644999999999 0.62719711815492252 0.65449613542901364 1.3256906275825335 California 294 296 88.311604929999959 118.61164395 139.93326999999999 0.7445441441417604 0.6310979864188121 0.95868375244172943 New York 209 212 43.862047169999975 68.648038060000005 80.393022000000002 0.63894101578931517 0.54559520315084031 1.0347544622103328 Arizona 160 187 15.205403510000004 25.136570329999994 21.113399999999999 0.60491162121081643 0.72017787329373784 2.0959590448707126 Wisconsin 158 167 13.025531840000001 17.982250160000003 20.422550000000001 0.72435494579950832 0.63780144203343858 1.1233099499095993 Indiana 155 161 11.076065950000004 15.112299879999998 16.37687 0.73291729504774794 0.67632373890737385 1.1594420418107931 Maryland 145 150 28.392923210000014 41.940860920000006 35.693199999999997 0.676975211933728 0.79547149625138724 1.4056774131520449 New Jersey 145 144 22.899024010000002 37.660787069999991 37.142395 0.60803360183199717 0.61651985581435986 1.2410897587714398 Pennsylvania 114 121 11.043847530000006 16.469702270000006 15.879899999999999 0.67055538399845049 0.69546077305272747 1.235603872946867 Georgia 93 100 10.138313269999998 15.807110560000003 14.981350000000001 0.64137675456354848 0.67672895099573782 1.1955475476067292 Other 1,154 1,175 140.16252711000016 198.19937078000009 203.899698 0.70717947568854578 0.6874091942500089 1.147988481154913 Totals 3,644 3,810 $515.64239159999988 $787.39215539999987 $798.41554004 0.6548736713512856 0.6458321083957943 1.2051915879823913 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,424 2,554 $349.38805905999959 $553.28290492000087 $532.03958503999991 0.63144844775730558 0.65660163056050713 1.2674552250399957 Performing 846 811 116.2150023099998 161.61711312000031 192.55931899999999 0.71907609328295863 0.60352832007055346 1.0032578780246222 Delinquent 374 724 50.01433022999997 72.542137359999998 73.766636000000005 0.68945211776428927 0.67800746979976101 1.1802357537437018 #REF! #REF! #REF! Total/Average 3,644 4,089 $515.61739159999934 $787.44215540000118 $798.36554003999981 0.65500000000000003 0.64600000000000002 1.2051915879823913 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") FOR ACQUISITION SLIDE Non-Performing Loans: Total Purchase Purchase Weighted Number of Purchase Price Total UPB Total BPO Price as % Price as % Average Loans ($ in millions) ($ in millions) ($ in millions) of UPB of BPO LTV 1,441 $117 $189.4 $171.6 0.61799999999999999 0.68200000000000005 1.141 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-21 Stabilized & 180 Day Schedules Obtained from Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) Atlanta 2,557 2,509 0.96731765643682743 $1,203.5456202632627 2,490 0.96144578313253015 $1,196.4106524466749 South Florida 2,534 2,301 0.96697088222511951 $1,620.7982043478262 2,212 0.95343580470162748 $1,614.7412766967252 Houston 1,599 1,538 0.96228868660598177 $1,537.7937695312503 1,493 0.95713328868050906 $1,531.8670147161881 Tampa 1,419 1,349 0.95107487027427728 $1,263.946609792285 1,240 0.94516129032258067 $1,254.5354654141763 Dallas 1,402 1,311 0.97559115179252476 $1,571.4624580152674 1,213 0.94723825226710634 $1,559.7443292682931 Denver 715 626 0.99041533546325877 $1,764.7688000000001 561 0.98752228163992872 $1,757.207956600361 Chicago 714 654 0.96636085626911317 $1,664.5738073394496 604 0.95695364238410596 $1,663.679411764704 Orlando 607 538 0.95724907063197029 $1,304.1714312267654 483 0.95238095238095233 $1,304.970065217391 Southern California 457 440 0.94772727272727275 $1,828.6051025056947 426 0.93427230046948362 $1,816.6842317380354 Northern California 273 271 0.97416974169741699 $1,725.9793726937264 254 0.98425196850393704 $1,752.2536399999995 Phoenix 244 244 0.98360655737704916 $1,197.5769672131148 244 0.98360655737704916 $1,195.8157500000002 Las Vegas 41 41 0.95121951219512191 $1,296.875609756097 41 0.95121951219512191 $1,283.8612820512819 Total/Average 12,562 11,822 0.96608018947724583 $1,471.1499398967258 11,261 0.95657579255838732 $1,462.5057996468743 Starwood Waypoint Residential Trust Period Ending 6/30/15 Homes not intend to hold for the long term Home Count as of March 31, 2015 1,151 SFR homes sold -,125 Prime REOs sold -,206 Additional SFR held for sale 207 Additional Prime Non-rentals 176 Additional Prime Rentals 2 Home Count as of June 30, 2015(1) 1,205 1205 Check 0 Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 42078 (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 98 83 219 73 121 Subtotal - NAREIT FFO 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 2,130 3,317 2,459 1,927 Separation costs 0 0 0 3,543 0 Acquisition fees and other expenses 259 186 622 447 363 Write-off of loan costs 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -50 -,200 -50 -,100 Severance expense 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,259 0 4,443 0 2,184 Core FFO(1) $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 Acquisition costs 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 AFFO $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Same Store Growth Q2 15 This comes from Abu and his supporting Files. Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q2 2015 vs. Q2 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,677 -1.2% -0.16667958397116645 9.3% 2Q 2014 4,057 -2.7% -8.9% 1.3% Y/Y % Increase SS2014 - 1677 SS2Q14 - 4057 Net Operating Income 9.3% 1.3% Revenue -1.2% -2.7% Expenses -0.16667958397116645 -8.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 (unaudited) (unaudited) Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 Other property revenues 1,539 890 2833 1,369 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 Total revenues 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 10,195 7,791 21,520 13,823 Real estate taxes and insurance 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 2,589 1,871 6,155 4,286 General and administrative 4,004 4,444 7,862 9,814 Share-based compensation 1,390 2,130 3,317 2,459 Investment management fees 4,881 3,993 9,662 6,750 Separation costs 0 0 0 3,543 Acquisition fees and other expenses 259 186 622 447 Interest expense, including amortization 19,595 5,191 37,212 6,691 Depreciation and amortization 18,984 7,243 36,992 12,716 Finance-related expenses and write-off of loan costs 911 5,441 1,455 5,441 Impairment of real estate 440 1,233 659 2,067 Total expenses 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net loss -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Provided by John Christie Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change South Florida 125 2.8% 110 4.4% 170 2.9% 405 3.3% Atlanta 139 3.5% 164 3.6% 92 2.8% 395 3.4% Houston 152 1.2% 74 2.7% 60 2.9% 286 1.9% Tampa 101 3.3% 75 6.6% 78 3.1% 254 4.2% Dallas 54 .8% 78 3.8% 65 2.8% 197 2.6% Chicago 24 1.2% 26 2.3% 44 0.03 94 2.3% Phoenix 28 .8% 21 1.9% 28 1.8% 77 1.5% Denver 39 1.7% 20 0.03 11 0.03 70 2.3% Northern California 21 .8% 15 3.6% 25 2.9% 61 2.3% Orlando 20 2.2% 17 1.8% 23 2.8% 60 2.3% Southern California 21 .7% 20 2.9% 19 2.9% 60 2.1% Las Vegas 3 0.0% 1 -0.03 0 n.a. 4 -0.8% Total/Average 727 2.2% 621 3.7% 615 2.9% 1,963 2.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Separation costs 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Acquisition fees and other expenses 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Interest expense, including amortization 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Depreciation and amortization 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Finance-related expenses and write-off of loan costs 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Impairment of real estate 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 81,714 1.7506266469567453 49,130 2.0816032539615286 ,162,582 1.8337694563501015 85,669 2.2926378890464849 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized loss on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net income (loss) -3,339 ,-12,033 -3,225 ,-27,351 Net (income) loss attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Net Asset Value Calculation $42,185 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,205,017 $58.27 ok Less accumulated depreciation ,-72,572 -1.92 ok Add real estate held for sale, net 94,293 2.4900000000000002 ok Investments in real estate, net 2,226,738 58.84 ok Add increase in estimated fair value of investments in real estate ,393,220 10.39 ok Less estimated renovation reserve(1) -,165,757 -4.38 ok Estimated SFR Value 2,454,201 64.850000000000009 ok Non-performing loans 79,538 2.1 ok Non-performing loans held for sale 87,509 2.31 ok Non-performing loans (fair value option) ,412,503 10.9 ok Add increase in estimated fair value of non-performing loans 63,022 1.67 ok Estimated NPL Value ,642,572 16.98 ok Estimated SFR & NPL Value $3,096,773 $81.830000000000013 ok $81.834407921390294 Total shareholders' equity $1,060,554 $28.03 ok Less unamortized debt discount on convertible senior notes ,-34,708 -0.92 ok Less investments in real estate, net -2,226,738 -58.84 ok Less non-performing loans ,-79,538 -2.1 ok Less: non-performing loans held for sale ,-87,509 -2.31 ok Less non-performing loans (fair value option) -,412,503 -10.9 ok Add estimated SFR & NPL value 3,096,773 81.830000000000013 ok Estimated NAV $1,316,331 $34.790000000000006 ok $34.784973911091193 $34.790000000000006 Number of Shares 37,841,943 (1) Renovation reserve includes estimated renovation costs to bring stabilized homes to market-ready sale condition, plus remaining capital expenditure for non-stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,205,017 Add: real estate held for sale, net 94,293 Adjusted investments in real estate (excl. depreciation) 2,299,310 Add: increase in estimated fair value of investments in real estate ,154,891 Estimated SFR Value (Fair Value) 2,454,201 Non-performing loans 79,538 Non-performing loans held for sale 87,509 Non-performing loans (fair value option) ,412,503 Add: increase in estimated fair value of non-performing loans 63,022 Estimated NPL Value (Fair Value) ,642,572 Estimated SFR & NPL Value (Fair Value) 3,096,773 Resident and other receivables, net 23,620 Cash and cash equivalents 79,984 Restricted cash 87,247 Deferred leasing costs 29,605 Asset-backed securitization costs, net 26,553 Other Assets 20,836 Total Assets at fair value $3,364,618 Liabilities Senior SFR facility $,629,558 Master repurchase agreement ,404,730 Asset-backed securitization ,527,043 Convertible senior notes, net ,367,792 Add: unamortized debt discount on convertible senior notes 34,708 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 60,121 Resident security deposits and prepaid rent 22,091 Total liabilities at fair value $2,046,043 Less: Non-controlling interests -2,244 Estimated NAV at fair value $1,316,331 Number of Shares 37,841,943 Estimated NAV $34.784976668743724 -5.023331256282404E-3 m Check to NAV calculation 0 m Investments in real estate, net 2,226,738 Add back: accumulated depreciation 72,572 Investments in real estate properties, gross 2,299,310 Adjusted fair value as of 6/30/2015 2,454,201 Increase in estimated fair value of investments in real estate ,154,891 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $0 $0 Condition Adjustment for Stabilized Properties B -,159,728,300 -,159,728 Remaining Construction Costs for Non- Stabilized homes C -6,028,856 -6,029 Total estimated reserves at 6/30/2015 $-,165,757,156 $-,165,757 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 6/30/15 (on 12,666 homes (not Units)) D 2,310,816 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 From Allen Fair value on homes excluded from valuation (Prime REO) E ,143,385 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\REO Schedule June 30 2015 -Prime From Dennis/Prime Adjusted fair value as of 6/30/15 2,454,201 Add: increase in estimated fair value of investments in real estate -,165,757 Per above Investments in real estate 2,226,738 Per above Fair value adjustment ,393,220 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201502. Q2 2015\Fair Value Q2 2015 Book basis ,579,550 Fair value ,642,572 Fair value adjustment F 63,022 DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 49 $,165,582.41571428569 $8,113,538.3699999982 $8,824,263.5800000001 $,710,725.21000000183 $0 $,710,725.21000000183 Other REO Divestitures(2) 80 ,236,992.26712500001 18,959,381.370000001 18,403,054 -,556,327.37000000104 -,556,327.37000000104 0 NPL REO 213 ,132,243.45403755872 28,167,855.710000008 28,054,423.609999999 -,113,432.10000000894 -,113,432.10000000894 0 Total 342 $,161,522.73523391812 $55,240,775.450000003 $55,281,741.189999998 $40,965.739999991842 $-,669,759.47000000998 $,710,725.21000000183 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,185 $42,004 (unaudited) ASSETS Investments in real estate Land $,389,320 $,359,889 Building and improvements 1,815,697 1,619,622 Development costs Total investment in properties 2,205,017 1,979,511 Less accumulated depreciation ,-72,572 ,-41,563 Investment in real estate properties, net 2,132,445 1,937,948 Real estate held for sale, net 94,293 32,102 Total investments in real estate, net 2,226,738 1,970,050 Non-performing loans 79,538 ,125,488 Non-performing loans held for sale 87,509 26,911 Non-performing loans (fair value option) ,412,503 ,491,790 Resident and other receivables, net 23,620 17,270 Cash and cash equivalents 79,984 ,175,198 Restricted cash 87,247 50,749 Deferred financing costs, net 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 Other assets 20,836 17,994 Total assets $3,074,133 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,629,558 $,441,239 Master repurchase agreement ,404,730 ,454,249 Asset-backed securitization, net ,527,043 ,526,816 Convertible senior notes, net ,367,792 ,363,110 Accounts payable and accrued expenses 60,121 52,457 Resident security deposits and prepaid rent 22,091 17,857 Total liabilities 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 381 378 Additional paid-in capital 1,128,334 1,133,239 Accumulated deficit ,-67,999 ,-53,723 Accumulated other comprehensive loss -,162 -70 Total Starwood Waypoint Residential Trust equity 1,060,554 1,079,824 Non-controlling interests 2,244 611 Total equity 1,062,798 1,080,435 Total liabilities and equity $3,074,133 $2,936,163 0 0 ck Shares outstanding end of period 37,841,943 Book value per share $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $-3,444 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 2,589 3,566 3,150 3,508 1,871 6,155 0 General and administrative 4,004 3,858 4,866 4,627 4,444 7,862 0 Share-based compensation 1,390 1,927 3,898 2,101 2,130 3,317 0 Investment management fees 4,881 4,781 4,825 4,522 3,993 9,662 0 Separation costs 0 0 0 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 186 622 0 Interest expense, including amortization 19,595 17,617 16,633 11,899 5,191 37,212 0 Depreciation and amortization 18,984 18,008 19,918 9,238 7,243 36,992 0 Finance-related expenses and write-off of loan costs 911 544 940 1,334 5,441 1,455 0 Impairment of real estate 440 219 171 341 1,233 659 0 Realized loss (gain) on sales of investments in real estate, net -,458 -,246 148 -,125 56 -,704 0 Realized gain on divestiture homes, net -1,101 782 0 0 0 -,319 0 Loss on derivative financial instruments, net 65 211 132 104 470 276 0 Income tax expense 199 225 -44 19 350 424 0 Net income attributable to non-controlling interests 98 121 79 13 83 219 0 check to NOI page QTD YTD Total NOI 48,419 51,969 45,795 31,085 20,575 ,100,388 0 0 0 Add (deduct) adjustments to get to total stabilized home portfolio NOI 0 NPL portfolio NOI components: 0 Realized gain on non-performing loans, net -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-14,486 0 Realized gain on loan conversions, net -6,123 -8,549 -6,994 -5,791 -6,483 ,-14,672 0 Mortgage loan servicing costs 9,586 9,995 11,020 7,918 5,139 19,581 0 Unrealized gain on non-performing loans, net ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-38,383 0 Deduct: Total NPL portfolio NOI ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-47,960 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 1,766 3,289 2,236 2,537 2,726 5,055 0 Add Total Non-stabilized portfolio NOI 1,766 3,289 2,236 2,537 2,726 5,055 0 0 Total stabilized portfolio NOI $30,907 $26,576 $22,181 $20,103 $14,959 $57,483 $0 $0 $0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $30,907 $26,576 $22,903 $20,103 $14,959 $57,483 $0 check to NOI page 0 0 $0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $46,677 $41,983 $37,097 $30,366 $23,602 $88,660 $0 Less Allowance for doubtful accounts -,229.60091323913264 -,708 -,645 -,870 -,614 -,938 0.3990867608673625 Total rental revenues $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $87,722 $0.39908676086633932 Stabilized portfolio NOI margin 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.65528601719067048 Check Balance $0 $28,801 Total Rental Homes Portfolio Obtained from Tri Long - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment Atlanta 2,509 48 2,557 0.95463433711380519 $,101,226.29641376612 $,131,087.46535784123 $335.19064892 1933.0782166601487 22.393038717246782 1992.6069612827532 $1,203.401435602953 $1,203.401435602953 29,861 ,131,087 ,101,226 #REF! $335.2 $29.86069999999998 $101.22630000000001 $131.08699999999999 South Florida 2,301 233 2,534 0.89936858721389112 $,139,002.83067482235 $,174,732.64466456161 442.7 1581.8606395578365 45.031570639305528 1969.9684293606945 $1,622.3531942003515 $1,622.3531942003515 35,730 ,174,733 ,139,003 #REF! $442.7 $35.730200000000025 $139.00279999999998 $174.733 Houston 1,538 61 1,599 0.94308943089430897 $,131,144.58370856775 $,149,831.86085678538 239.5811455099998 2029.5347091932458 26.49093183239529 1988.5090681676047 $1,537.2903253652062 $1,537.2903253652062 18,687 ,149,832 ,131,145 #REF! $239.6 $18.687399999999997 $131.1446 $149.83199999999999 Tampa 1,349 70 1,419 0.90909090909090906 $,104,278.8060606068 $,126,131.956941508 178.98124689999986 1457.1719520789288 40.181113460183269 1974.8188865398167 $1,263.2591388673393 $1,263.2591388673393 21,783 ,126,061 ,104,278 #REF! $179 $21.8 $104.27810000000001 $126.13200000000001 Dallas 1,311 91 1,402 0.91940085592011411 $,140,461.35123395151 $,161,959.56352353797 227.06730806000024 2132.9564907275321 20.074179743224022 1994.925820256776 $1,575.2348524844722 $1,575.2348524844722 21,498 ,161,959 ,140,461 #REF! $227.1 $21.49860000000001 $140.4614 $161.96 Denver 626 89 715 0.90069930069930071 $,200,979.58907692303 $,229,160.70693706267 163.8499054599998 1601.4321678321678 31.928671328671271 1983.0713286713287 $1,767.7161741835148 $1,767.7161741835148 28,181 ,229,161 ,200,980 #REF! $163.80000000000001 $28.181399999999996 $200.9796 $229.161 Chicago 654 60 714 0.90196078431372551 $,120,853.42096638647 $,150,190.40901960791 107.23595204000004 1574.3011204481793 37.906162464985982 1977.093837535014 $1,665.8466925465839 $1,665.8466925465839 29,377 ,150,230 ,120,853 #REF! $107.2 $29.336600000000004 $120.85339999999999 $150.19 Orlando 538 69 607 0.86985172981878089 $,115,203.99233937399 $,141,157.4938056012 85.682598739999932 1583.5172981878088 37.191103789126828 1977.8088962108732 $1,310.2907590132825 $1,310.2907590132825 25,958 ,141,162 ,115,204 #REF! $85.7 $25.953000000000017 $115.20399999999999 $141.15700000000001 Southern California 440 17 457 0.91903719912472648 $,240,908.22404814026 $,254,065.29792122537 116.10784114999998 1640.5295404814005 38.050328227571072 1976.9496717724289 $1,831.941582733813 $1,831.941582733813 13,157 ,254,065 ,240,908 #REF! $116.1 $13.156799999999976 $240.90820000000002 $254.065 Northern California 271 2 273 0.97069597069597069 $,214,385.34564102555 $,227,743.68695970683 62.174026539999964 1506.03663003663 45.505494505494426 1969.4945054945056 $1,729.9144318181814 $1,729.9144318181814 13,323 ,227,708 ,214,385 #REF! $62.2 $13.358699999999999 $214.3853 $227.744 Phoenix 244 0 244 0.98360655737704916 $,139,867.52475409844 $,158,648.43540983609 38.71021824000001 1536.5040983606557 40.127049180327958 1974.872950819672 $1,195.8157500000002 $1,195.8157500000002 18,781 ,158,649 ,139,868 #REF! $38.700000000000003 $18.780499999999989 $139.86750000000001 $158.648 Las Vegas 41 0 41 0.95121951219512191 $,155,992.54487804876 $,167,626.55780487802 6.8726888699999984 1964.560975609756 28.268292682926813 1986.7317073170732 $1,283.8612820512819 $1,283.8612820512819 11,634 ,167,627 ,155,993 #REF! $6.9 $11.634500000000003 $155.99250000000001 $167.62700000000001 Total/Average 11,822 740 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020099986 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 $1,473.9904856970031 26114.377347318557 2,072,274 1,804,304 #REF! $2,004.2 $267.97839999999997 $1,804.3037000000002 $2,072.3359999999998 239.2 2011 1771.8 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Stabilized(5) 11,822 0.96608018947724583 $,131,988.45301302712 $,158,081.405157334 $1,868.8383717700026 1758.6831063361815 32.716291659617582 1982.2837083403824 $1,471.6824316508948 Non-stabilized(5) 740 0.22432432432432434 $,154,544.7591081085 $,182,956.39221621651 135.38773024000022 1770.6662162162163 34.254054054053995 1980.745945945946 $1,639.6477987421383 Total/Average 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020100027 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE

19 Definitions and Reconciliations Gross Assets. We define gross assets as total assets plus accumulated depreciation in both investments in real estate and real estate held for sale. Homes We Did Not Intend to Hold For The Long Term. We hold certain homes as REO in our Prime Asset Fund VI, LLC (“Prime”) portfolio that we intend to sell or transfer from Prime to the rental portfolio, and separately hold certain homes in our SFR portfolio that we are in the process of selling or preparing for sale. Collectively, these two categories of homes are considered as “homes not to be held for the long term." The period of time that a home remains in this category depends upon (i) the occupancy status at the time the asset is designated as a home that will not be held for the long term, (ii) title or other legal issues that require resolution, (iii) the renovation scope required to list a home for sale, and (iv) conditions in the local real estate market that may impact the time required to sell a home. LTV. Loan to value National Association of Real Estate Investment Trusts Funds From Operations (“NAREIT FFO”) and Core FFO. NAREIT FFO is used by industry analysts and investors as a supplemental performance measure of an equity REIT. NAREIT FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) as net income or loss (computed in accordance with GAAP) excluding gains or losses from sales of previously depreciated real estate assets, plus depreciation and amortization of real estate assets and adjustments for unconsolidated partnerships and joint ventures.   We believe that NAREIT FFO is a meaningful supplemental measure of the operating performance of our single-family home business because historical cost accounting for real estate assets in accordance with GAAP assumes that the value of real estate assets diminishes predictably over time, as reflected through depreciation. Because real estate values have historically risen or fallen with market conditions, management considers NAREIT FFO an appropriate supplemental performance measure because it excludes historical cost depreciation, as well as gains or losses related to sales of previously depreciated homes, from GAAP net income. By excluding depreciation and gains or losses on sales of real estate, management uses NAREIT FFO to measure returns on its investments in real estate assets. However, because NAREIT FFO excludes depreciation and amortization and captures neither the changes in the value of the homes that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of the homes, all of which have real economic effect and could materially impact our results from operations, the utility of NAREIT FFO as a measure of our performance is limited. We believe that Core FFO is a meaningful supplemental measure of our operating performance for the same reasons as NAREIT FFO and adjusting for non-routine items that when excluded allows for more comparable periods. Our Core FFO begins with NAREIT FFO as defined by the NAREIT White Paper and is adjusted for: share-based compensation, non-recurring costs associated with the separation, acquisition fees and other expenses, write-off of loan costs, loss on derivative financial instruments, amortization of derivative financial instruments cost, severance expense, non-cash interest expense related to amortization on convertible senior notes, and other non-comparable items as applicable. Management also believes that NAREIT FFO/Core FFO, combined with the required GAAP presentations, is useful to investors in providing more meaningful comparisons of the operating performance of a company’s real estate between periods or as compared to other companies. NAREIT FFO/Core FFO does not represent net income or cash flows from operations as defined by GAAP and is not intended to indicate whether cash flows will be sufficient to fund cash needs. It should not be considered an alternative to net income as an indicator of the REIT’s operating performance or to cash flows as a measure of liquidity. Our NAREIT FFO/Core FFO may not be comparable to the NAREIT FFO of other REITs due to the fact that not all REITs use the NAREIT or similar Core FFO definition. For a reconciliation of NAREIT FFO and Core FFO to net loss attributable to common shareholders determined in accordance with GAAP for the three months ended June 30, 2014 and 2015, please refer to page 10. For a reconciliation of NAREIT FFO and Core FFO to net loss attributable to common shareholders determined in accordance with GAAP for the three months ended March 31, 2015, December 31, 2014, and September 30, 2014, please refer to the table below. NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain on non-performing loans, net 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 48,419 ,100,388 Difference $0 $0 bad debt expense as a % of revenue .5% 1.6% Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of June 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 ,404,730 0 0 0 ,404,730 2017 0 0 0 0 ,172,500 ,172,500 2018 ,629,558 0 0 0 0 ,629,558 2019 0 0 0 ,230,000 0 ,230,000 2,787,183.56568 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70529943711131071 Total $,629,558 $,404,730 $,529,011 $0 $,230,000 $0 $,172,500 $1,965,799 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 629558 404730 529011 230000 172500 1965799 Weighted average coupon rate 3.1365999999999998E-2 3.1865999999999998E-2 2.5465999999999999E-2 0.03 4.4999999999999998E-2 3.0917777724986124E-2 Weighted average remaining maturity in years 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 2.9698631391312618 Market equity Security Shares Price Value Common shares 37,841,943 $23.76 $,899,124.56568000012 NAV(3) 37,841,943 $33.11 $1,252,793 Debt Metrics Total debt to total gross assets(4)(5) 0.62152292580617863 Net debt to total estimated fair value of assets(4)(5) 0.61296338727464239 $1,108,334 As of date 42185 42185 42185 42185 42185 maturity 43134 42624 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 0 Total Assets per BS $3,074,133 $0 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,885,815 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,939,246 Net debt less Cert $1,859,262 Syndication 41803 Feb. 5 2018 $,441,239,371.75 1 Accum Deprec. $,-72,572 NAV less Cert $3,033,235 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $0 Net debt to NAV 0.61296338727464239 NPL Debt $41,709 $,454,248,912 3 Total Assets $3,074,133 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,120,152 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.62152292580617863 $1,939,246 $3,146,705 0.61627829745718143 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Acquisitions (SFRs and NPLs) Obtained from Tri Long - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs) FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 132 1598.189393939394 $,159,185.42537878786 $35,483.609090909158 $,194,669.3446969701 $25.7 $1,746.984848484848 ,152,561 $34,347 ,186,908 -7,761.344696970133 Denver 77 1659.4285714285713 $,226,319.93818181817 $24,742.204805194837 $,251,062.14298701301 19.3 $1,839.7142857142858 ,168,246 $16,428 ,184,674 ,-66,388.142987013009 Tampa 70 1510.5 $,127,308.26928571425 $24,607.410999999964 $,151,915.68028571422 10.6 $1,411.1 ,118,353 $20,916 ,139,269 ,-12,646.680285714217 Dallas 59 2184.7796610169494 $,163,964.43423728805 $9,994.9418644068646 $,173,959.37610169491 10.3 $1,643.4237288135594 ,220,142 $15,942 ,236,084 62,124.623898305086 Chicago 55 1741.6363636363637 $,133,929.66436363637 $28,274.536727272673 $,162,204.20109090905 8.9 $1,702.181818181818 ,146,154 $18,436 ,164,590 2,385.7989090909541 Orlando 54 1558.2777777777778 $,117,464.69277777776 $31,274.648333333374 $,148,739.34111111113 8 $1,341.4074074074074 ,114,305 $30,112 ,144,417 -4,322.3411111111345 Houston 34 1924.4411764705883 $,147,896.27117647059 $17,938.853823529411 $,165,835.125 5.6 $1,669.5882352941176 ,121,892 $25,136 ,147,028 ,-18,807.125 Atlanta 28 2462.3571428571427 $,187,354.47071428571 $24,112.665000000008 $,211,467.13571428572 5.9 $1,678.3214285714287 ,160,846 $14,224 ,175,070 ,-36,397.135714285716 Southern California 7 1711.2857142857142 $,353,846.19285714289 $30,377.350000000035 $,384,223.54285714292 2.7 $2,660.4285714285716 ,302,809 $23,671 ,326,480 ,-57,743.542857142922 Total/Avg SFR Acquisitions 516 1743.5406976744187 $,161,792.90418604671 $26,439.639806201361 $,188,232.54399224807 $97.000000000000014 $1,659.5174418604652 ,161,793 $26,440 ,188,233 0.45600775192724541 Total NPLs Converted to SFRs(4) 20 1842.15 $,144,752.31 $19,230.202000000048 $,163,982.51200000005 3.3 $1,474.6470588235295 Total/Avg 536 1747.2201492537313 $,161,157.6111940322 $26,170.630932835658 $,187,327.69205223888 $100.30000000000001 $1,653.6210131332082 Support Slide Abt Sway pg. 1, 2014 SFR gross Yield $19,914.20930232558 Annualized Estimated Average Rent per Home $97,000.15 Aggregate Investment above 0.20530112682809873 SFR Gross Yield Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,185 $42,185 (unaudited) (unaudited) Total revenues $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-3,444 Core FFO(1) $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 11822 10970 9754 Non-stabilized homes(3) 740 1247 1663 Total Homes(4) 12562 12217 11417 Leased Percentages Stabilized homes 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio(4) 0.92238497054609137 0.89121715642138 0.83793173921929276 Starwood Waypoint Residential Trust Period Ending 6/30/15 NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,174 Loans converted to real estate -,486 Loan liquidations and other basis reductions -85 Loan Count as of June 30, 2015 3,644 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 15 Gain on sales of previously depreciated investments in real estate -,245.69383999999994 -,253 -27 Non-controlling interests 121 79 13 Subtotal - NAREIT FFO 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,927 3,898 2,101 Separation costs 0 0 0 Acquisition fees and other expenses 363 637 217 Write-off of loan costs 0 0 0 Loss on derivative financial instruments, net 111 132 104 Amortization of derivative financial instruments cost 0 -90 -81 Severance expense 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,184 1,998 1,048 Core FFO $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 Recurring capital expenditures 0 0 0 Acquisition costs 0 0 0 Other non-property related depreciation and amortization 0 0 0 Stock-based compensation expense 0 0 0 AFFO $22,461.30616 $16,761 $6,270 Core FFO per share $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 37,821,364 38,613,270 39,079,365 Q2 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 2,589 1,871 General and administrative 4,004 4,444 Share-based compensation 1,390 2,130 Investment management fees 4,881 3,993 Separation costs 0 0 Acquisition fees and other expenses 259 186 Interest expense, including amortization 19,595 5,191 Depreciation and amortization 18,984 7,243 Finance-related expenses and write-off of loan costs 911 5,441 Impairment of real estate 440 1,233 Realized loss (gain) on sales of investments in real estate, net -,458 56 Realized gain on divestiture homes, net -1,101 0 Loss on derivative financial instruments, net 65 470 Income tax expense 199 350 Net income attributable to non-controlling interests 98 83 Total NOI 48,419 20,575 Deduct: Total NPL portfolio NOI ,-19,278 -8,342 Total SFR portfolio NOI 29,141 12,233 Deduct: Non-2Q 2014 same store NOI 18,732 1,959 Same store NOI from homes stabilized prior to 2Q 2014 10,409 10,274 Deduct: Non-1Q 2014 same store NOI 6,113 6,334 Same store NOI from homes stabilized prior to 1Q 2014 4,296 3,940 From Abu's same store workpaper - see support below: Stabilized Prior to 2Q 2014 Stabilized Prior to 1Q 2014 From ABU - Same Store Workpaper - Q2 P:\Financial Reporting\Abu Non-Performing Loan Portfolio Data received form Prime (Contact Jeff Whorton) Total Loan Home Purchase Price Total UPB (3) Total BPO(3) Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 674 727 $86.638026959999934 $160.25578806999985 $143.99724003999998 0.54062338716999336 0.60166449673572475 1.2882879335957085 Illinois 343 370 44.887076109999967 71.56773335000004 68.582644999999999 0.62719711815492252 0.65449613542901364 1.3256906275825335 California 294 296 88.311604929999959 118.61164395 139.93326999999999 0.7445441441417604 0.6310979864188121 0.95868375244172943 New York 209 212 43.862047169999975 68.648038060000005 80.393022000000002 0.63894101578931517 0.54559520315084031 1.0347544622103328 Arizona 160 187 15.205403510000004 25.136570329999994 21.113399999999999 0.60491162121081643 0.72017787329373784 2.0959590448707126 Wisconsin 158 167 13.025531840000001 17.982250160000003 20.422550000000001 0.72435494579950832 0.63780144203343858 1.1233099499095993 Indiana 155 161 11.076065950000004 15.112299879999998 16.37687 0.73291729504774794 0.67632373890737385 1.1594420418107931 Maryland 145 150 28.392923210000014 41.940860920000006 35.693199999999997 0.676975211933728 0.79547149625138724 1.4056774131520449 New Jersey 145 144 22.899024010000002 37.660787069999991 37.142395 0.60803360183199717 0.61651985581435986 1.2410897587714398 Pennsylvania 114 121 11.043847530000006 16.469702270000006 15.879899999999999 0.67055538399845049 0.69546077305272747 1.235603872946867 Georgia 93 100 10.138313269999998 15.807110560000003 14.981350000000001 0.64137675456354848 0.67672895099573782 1.1955475476067292 Other 1,154 1,175 140.16252711000016 198.19937078000009 203.899698 0.70717947568854578 0.6874091942500089 1.147988481154913 Totals 3,644 3,810 $515.64239159999988 $787.39215539999987 $798.41554004 0.6548736713512856 0.6458321083957943 1.2051915879823913 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,424 2,554 $349.38805905999959 $553.28290492000087 $532.03958503999991 0.63144844775730558 0.65660163056050713 1.2674552250399957 Performing 846 811 116.2150023099998 161.61711312000031 192.55931899999999 0.71907609328295863 0.60352832007055346 1.0032578780246222 Delinquent 374 724 50.01433022999997 72.542137359999998 73.766636000000005 0.68945211776428927 0.67800746979976101 1.1802357537437018 #REF! #REF! #REF! Total/Average 3,644 4,089 $515.61739159999934 $787.44215540000118 $798.36554003999981 0.65500000000000003 0.64600000000000002 1.2051915879823913 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") FOR ACQUISITION SLIDE Non-Performing Loans: Total Purchase Purchase Weighted Number of Purchase Price Total UPB Total BPO Price as % Price as % Average Loans ($ in millions) ($ in millions) ($ in millions) of UPB of BPO LTV 1,441 $117 $189.4 $171.6 0.61799999999999999 0.68200000000000005 1.141 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-21 Stabilized & 180 Day Schedules Obtained from Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) Atlanta 2,557 2,509 0.96731765643682743 $1,203.5456202632627 2,490 0.96144578313253015 $1,196.4106524466749 South Florida 2,534 2,301 0.96697088222511951 $1,620.7982043478262 2,212 0.95343580470162748 $1,614.7412766967252 Houston 1,599 1,538 0.96228868660598177 $1,537.7937695312503 1,493 0.95713328868050906 $1,531.8670147161881 Tampa 1,419 1,349 0.95107487027427728 $1,263.946609792285 1,240 0.94516129032258067 $1,254.5354654141763 Dallas 1,402 1,311 0.97559115179252476 $1,571.4624580152674 1,213 0.94723825226710634 $1,559.7443292682931 Denver 715 626 0.99041533546325877 $1,764.7688000000001 561 0.98752228163992872 $1,757.207956600361 Chicago 714 654 0.96636085626911317 $1,664.5738073394496 604 0.95695364238410596 $1,663.679411764704 Orlando 607 538 0.95724907063197029 $1,304.1714312267654 483 0.95238095238095233 $1,304.970065217391 Southern California 457 440 0.94772727272727275 $1,828.6051025056947 426 0.93427230046948362 $1,816.6842317380354 Northern California 273 271 0.97416974169741699 $1,725.9793726937264 254 0.98425196850393704 $1,752.2536399999995 Phoenix 244 244 0.98360655737704916 $1,197.5769672131148 244 0.98360655737704916 $1,195.8157500000002 Las Vegas 41 41 0.95121951219512191 $1,296.875609756097 41 0.95121951219512191 $1,283.8612820512819 Total/Average 12,562 11,822 0.96608018947724583 $1,471.1499398967258 11,261 0.95657579255838732 $1,462.5057996468743 Starwood Waypoint Residential Trust Period Ending 6/30/15 Homes not intend to hold for the long term Home Count as of March 31, 2015 1,151 SFR homes sold -,129 Prime REOs sold -,213 Additional SFR held for sale 211 Additional Prime Non-rentals 181 Additional Prime Rentals 4 Home Count as of June 30, 2015 1,205 1205 Check 0 Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 42078 (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 98 83 219 73 121 Subtotal - NAREIT FFO 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 2,130 3,317 2,459 1,927 Separation costs 0 0 0 3,543 0 Acquisition fees and other expenses 259 186 622 447 363 Write-off of loan costs 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -50 -,200 -50 -,100 Severance expense 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,259 0 4,443 0 2,184 Core FFO(1) $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 Acquisition costs 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 AFFO $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Same Store Growth Q2 15 This comes from Abu and his supporting Files. Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q2 2015 vs. Q2 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,677 -1.2% -0.16667958397116645 9.3% 2Q 2014 4,057 -2.7% -8.9% 1.3% Y/Y % Increase SS2014 - 1677 SS2Q14 - 4057 Net Operating Income 9.3% 1.3% Revenue -1.2% -2.7% Expenses -0.16667958397116645 -8.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 (unaudited) (unaudited) Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 Other property revenues 1,539 890 2833 1,369 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 Total revenues 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 10,195 7,791 21,520 13,823 Real estate taxes and insurance 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 2,589 1,871 6,155 4,286 General and administrative 4,004 4,444 7,862 9,814 Share-based compensation 1,390 2,130 3,317 2,459 Investment management fees 4,881 3,993 9,662 6,750 Separation costs 0 0 0 3,543 Acquisition fees and other expenses 259 186 622 447 Interest expense, including amortization 19,595 5,191 37,212 6,691 Depreciation and amortization 18,984 7,243 36,992 12,716 Finance-related expenses and write-off of loan costs 911 5,441 1,455 5,441 Impairment of real estate 440 1,233 659 2,067 Total expenses 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net loss -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Provided by John Christie Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change South Florida 125 2.8% 110 4.4% 170 2.9% 405 3.3% Atlanta 139 3.5% 164 3.6% 92 2.8% 395 3.4% Houston 152 1.2% 74 2.7% 60 2.9% 286 1.9% Tampa 101 3.3% 75 6.6% 78 3.1% 254 4.2% Dallas 54 .8% 78 3.8% 65 2.8% 197 2.6% Chicago 24 1.2% 26 2.3% 44 0.03 94 2.3% Phoenix 28 .8% 21 1.9% 28 1.8% 77 1.5% Denver 39 1.7% 20 0.03 11 0.03 70 2.3% Northern California 21 .8% 15 3.6% 25 2.9% 61 2.3% Orlando 20 2.2% 17 1.8% 23 2.8% 60 2.3% Southern California 21 .7% 20 2.9% 19 2.9% 60 2.1% Las Vegas 3 0.0% 1 -0.03 0 n.a. 4 -0.8% Total/Average 727 2.2% 621 3.7% 615 2.9% 1,963 2.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Separation costs 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Acquisition fees and other expenses 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Interest expense, including amortization 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Depreciation and amortization 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Finance-related expenses and write-off of loan costs 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Impairment of real estate 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 81,714 1.7506266469567453 49,130 2.0816032539615286 ,162,582 1.8337694563501015 85,669 2.2926378890464849 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized loss on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net income (loss) -3,339 ,-12,033 -3,225 ,-27,351 Net (income) loss attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Net Asset Value Calculation $42,185 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,205,017 $58.27 ok Less accumulated depreciation ,-72,572 -1.92 ok Add real estate held for sale, net 94,293 2.4900000000000002 ok Investments in real estate, net 2,226,738 58.84 ok Add increase in estimated fair value of investments in real estate ,393,221 10.39 ok Less estimated renovation reserve(1) -,229,296 -6.06 ok Estimated SFR Value 2,390,663 63.17 ok Non-performing loans 79,538 2.1 ok Non-performing loans held for sale 87,509 2.31 ok Non-performing loans (fair value option) ,412,503 10.9 ok Add increase in estimated fair value of non-performing loans 63,022 1.67 ok Estimated NPL Value ,642,572 16.98 ok Estimated SFR & NPL Value $3,033,235 $80.150000000000006 ok $80.155371514618039 Total shareholders' equity $1,060,554 $28.03 ok Less unamortized debt discount on convertible senior notes ,-34,708 -0.92 ok Less investments in real estate, net -2,226,738 -58.84 ok Less non-performing loans ,-79,538 -2.1 ok Less: non-performing loans held for sale ,-87,509 -2.31 ok Less non-performing loans (fair value option) -,412,503 -10.9 ok Add estimated SFR & NPL value 3,033,235 80.150000000000006 ok Estimated NAV $1,252,793 $33.11 ok $33.105937504318952 $33.11 Number of Shares 37,841,943 (1) Renovation reserve includes remaining capital expenditures for non-stabilized homes and average turn 2 cost for stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,205,017 Add: real estate held for sale, net 94,293 Adjusted investments in real estate (excl. depreciation) 2,299,310 Add: increase in estimated fair value of investments in real estate 91,353 Estimated SFR Value (Fair Value) 2,390,663 Non-performing loans 79,538 Non-performing loans held for sale 87,509 Non-performing loans (fair value option) ,412,503 Add: increase in estimated fair value of non-performing loans 63,022 Estimated NPL Value (Fair Value) ,642,572 Estimated SFR & NPL Value (Fair Value) 3,033,235 Resident and other receivables, net 23,620 Cash and cash equivalents 79,984 Restricted cash 87,247 Deferred leasing costs 29,605 Asset-backed securitization costs, net 26,553 Other Assets 20,836 Total Assets at fair value $3,301,080 Liabilities Senior SFR facility $,629,558 Master repurchase agreement ,404,730 Asset-backed securitization ,527,043 Convertible senior notes, net ,367,792 Add: unamortized debt discount on convertible senior notes 34,708 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 60,121 Resident security deposits and prepaid rent 22,091 Total liabilities at fair value $2,046,043 Less: Non-controlling interests -2,244 Estimated NAV at fair value $1,252,793 Number of Shares 37,841,943 Estimated NAV $33.105940128862315 -4.0598711376844676E-3 m Check to NAV calculation 0 m Investments in real estate, net 2,226,738 Add back: accumulated depreciation 72,572 Investments in real estate properties, gross 2,299,310 Adjusted fair value as of 6/30/2015 2,390,663 Increase in estimated fair value of investments in real estate 91,353 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $,-50,722,880 $,-50,723 Condition Adjustment for Stabilized Properties B -,172,530,950 -,172,531 Remaining Construction Costs for Non- Stabilized homes C -6,041,600 -6,042 Total estimated reserves at 6/30/2015 $-,229,295,430 $-,229,296 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 6/30/15 (on 12,666 homes (not Units)) D 2,247,278 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 From Allen Fair value on homes excluded from valuation (Prime REO) E ,143,385 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\REO Schedule June 30 2015 -Prime From Dennis/Prime Adjusted fair value as of 6/30/15 2,390,663 Add: increase in estimated fair value of investments in real estate -,229,296 Per above Investments in real estate 2,226,738 Per above Fair value adjustment ,393,221 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201502. Q2 2015\Fair Value Q2 2015 Book basis ,579,550 Fair value ,642,572 Fair value adjustment F 63,022 DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 49 $,165,582.41571428569 $8,113,538.3699999982 $8,824,263.5800000001 $,710,725.21000000183 $0 $,710,725.21000000183 Other REO Divestitures(2) 80 ,236,992.26712500001 18,959,381.370000001 18,403,054 -,556,327.37000000104 -,556,327.37000000104 0 NPL REO 213 ,132,243.45403755872 28,167,855.710000008 28,054,423.609999999 -,113,432.10000000894 -,113,432.10000000894 0 Total 342 $,161,522.73523391812 $55,240,775.450000003 $55,281,741.189999998 $40,965.739999991842 $-,669,759.47000000998 $,710,725.21000000183 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,185 $42,004 (unaudited) ASSETS Investments in real estate Land $,389,320 $,359,889 Building and improvements 1,815,697 1,619,622 Development costs Total investment in properties 2,205,017 1,979,511 Less accumulated depreciation ,-72,572 ,-41,563 Investment in real estate properties, net 2,132,445 1,937,948 Real estate held for sale, net 94,293 32,102 Total investments in real estate, net 2,226,738 1,970,050 Non-performing loans 79,538 ,125,488 Non-performing loans held for sale 87,509 26,911 Non-performing loans (fair value option) ,412,503 ,491,790 Resident and other receivables, net 23,620 17,270 Cash and cash equivalents 79,984 ,175,198 Restricted cash 87,247 50,749 Deferred financing costs, net 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 Other assets 20,836 17,994 Total assets $3,074,133 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,629,558 $,441,239 Master repurchase agreement ,404,730 ,454,249 Asset-backed securitization, net ,527,043 ,526,816 Convertible senior notes, net ,367,792 ,363,110 Accounts payable and accrued expenses 60,121 52,457 Resident security deposits and prepaid rent 22,091 17,857 Total liabilities 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 381 378 Additional paid-in capital 1,128,334 1,133,239 Accumulated deficit ,-67,999 ,-53,723 Accumulated other comprehensive loss -,162 -70 Total Starwood Waypoint Residential Trust equity 1,060,554 1,079,824 Non-controlling interests 2,244 611 Total equity 1,062,798 1,080,435 Total liabilities and equity $3,074,133 $2,936,163 0 0 ck Shares outstanding end of period 37,841,943 Book value per share $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $-3,444 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 2,589 3,566 3,150 3,508 1,871 6,155 0 General and administrative 4,004 3,858 4,866 4,627 4,444 7,862 0 Share-based compensation 1,390 1,927 3,898 2,101 2,130 3,317 0 Investment management fees 4,881 4,781 4,825 4,522 3,993 9,662 0 Separation costs 0 0 0 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 186 622 0 Interest expense, including amortization 19,595 17,617 16,633 11,899 5,191 37,212 0 Depreciation and amortization 18,984 18,008 19,918 9,238 7,243 36,992 0 Finance-related expenses and write-off of loan costs 911 544 940 1,334 5,441 1,455 0 Impairment of real estate 440 219 171 341 1,233 659 0 Realized loss (gain) on sales of investments in real estate, net -,458 -,246 148 -,125 56 -,704 0 Realized gain on divestiture homes, net -1,101 782 0 0 0 -,319 0 Loss on derivative financial instruments, net 65 211 132 104 470 276 0 Income tax expense 199 225 -44 19 350 424 0 Net income attributable to non-controlling interests 98 121 79 13 83 219 0 check to NOI page QTD YTD Total NOI 48,419 51,969 45,795 31,085 20,575 ,100,388 0 0 0 Add (deduct) adjustments to get to total stabilized home portfolio NOI 0 NPL portfolio NOI components: 0 Realized gain on non-performing loans, net -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-14,486 0 Realized gain on loan conversions, net -6,123 -8,549 -6,994 -5,791 -6,483 ,-14,672 0 Mortgage loan servicing costs 9,586 9,995 11,020 7,918 5,139 19,581 0 Unrealized gain on non-performing loans, net ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-38,383 0 Deduct: Total NPL portfolio NOI ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-47,960 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 1,766 3,289 2,236 2,537 2,726 5,055 0 Add Total Non-stabilized portfolio NOI 1,766 3,289 2,236 2,537 2,726 5,055 0 0 Total stabilized portfolio NOI $30,907 $26,576 $22,181 $20,103 $14,959 $57,483 $0 $0 $0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $30,907 $26,576 $22,903 $20,103 $14,959 $57,483 $0 check to NOI page 0 0 $0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $46,677 $41,983 $37,097 $30,366 $23,602 $88,660 $0 Less Allowance for doubtful accounts -,229.60091323913264 -,708 -,645 -,870 -,614 -,938 0.3990867608673625 Total rental revenues $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $87,722 $0.39908676086633932 Stabilized portfolio NOI margin 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.65528601719067048 Check Balance $0 $28,801 Total Rental Homes Portfolio Obtained from Tri Long - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment Atlanta 2,509 48 2,557 0.95463433711380519 $,101,226.29641376612 $,131,087.46535784123 $335.19064892 1933.0782166601487 22.393038717246782 1992.6069612827532 $1,203.401435602953 $1,203.401435602953 29,861 ,131,087 ,101,226 #REF! $335.2 $29.86069999999998 $101.22630000000001 $131.08699999999999 South Florida 2,301 233 2,534 0.89936858721389112 $,139,002.83067482235 $,174,732.64466456161 442.7 1581.8606395578365 45.031570639305528 1969.9684293606945 $1,622.3531942003515 $1,622.3531942003515 35,730 ,174,733 ,139,003 #REF! $442.7 $35.730200000000025 $139.00279999999998 $174.733 Houston 1,538 61 1,599 0.94308943089430897 $,131,144.58370856775 $,149,831.86085678538 239.5811455099998 2029.5347091932458 26.49093183239529 1988.5090681676047 $1,537.2903253652062 $1,537.2903253652062 18,687 ,149,832 ,131,145 #REF! $239.6 $18.687399999999997 $131.1446 $149.83199999999999 Tampa 1,349 70 1,419 0.90909090909090906 $,104,278.8060606068 $,126,131.956941508 178.98124689999986 1457.1719520789288 40.181113460183269 1974.8188865398167 $1,263.2591388673393 $1,263.2591388673393 21,783 ,126,061 ,104,278 #REF! $179 $21.8 $104.27810000000001 $126.13200000000001 Dallas 1,311 91 1,402 0.91940085592011411 $,140,461.35123395151 $,161,959.56352353797 227.06730806000024 2132.9564907275321 20.074179743224022 1994.925820256776 $1,575.2348524844722 $1,575.2348524844722 21,498 ,161,959 ,140,461 #REF! $227.1 $21.49860000000001 $140.4614 $161.96 Denver 626 89 715 0.90069930069930071 $,200,979.58907692303 $,229,160.70693706267 163.8499054599998 1601.4321678321678 31.928671328671271 1983.0713286713287 $1,767.7161741835148 $1,767.7161741835148 28,181 ,229,161 ,200,980 #REF! $163.80000000000001 $28.181399999999996 $200.9796 $229.161 Chicago 654 60 714 0.90196078431372551 $,120,853.42096638647 $,150,190.40901960791 107.23595204000004 1574.3011204481793 37.906162464985982 1977.093837535014 $1,665.8466925465839 $1,665.8466925465839 29,377 ,150,230 ,120,853 #REF! $107.2 $29.336600000000004 $120.85339999999999 $150.19 Orlando 538 69 607 0.86985172981878089 $,115,203.99233937399 $,141,157.4938056012 85.682598739999932 1583.5172981878088 37.191103789126828 1977.8088962108732 $1,310.2907590132825 $1,310.2907590132825 25,958 ,141,162 ,115,204 #REF! $85.7 $25.953000000000017 $115.20399999999999 $141.15700000000001 Southern California 440 17 457 0.91903719912472648 $,240,908.22404814026 $,254,065.29792122537 116.10784114999998 1640.5295404814005 38.050328227571072 1976.9496717724289 $1,831.941582733813 $1,831.941582733813 13,157 ,254,065 ,240,908 #REF! $116.1 $13.156799999999976 $240.90820000000002 $254.065 Northern California 271 2 273 0.97069597069597069 $,214,385.34564102555 $,227,743.68695970683 62.174026539999964 1506.03663003663 45.505494505494426 1969.4945054945056 $1,729.9144318181814 $1,729.9144318181814 13,323 ,227,708 ,214,385 #REF! $62.2 $13.358699999999999 $214.3853 $227.744 Phoenix 244 0 244 0.98360655737704916 $,139,867.52475409844 $,158,648.43540983609 38.71021824000001 1536.5040983606557 40.127049180327958 1974.872950819672 $1,195.8157500000002 $1,195.8157500000002 18,781 ,158,649 ,139,868 #REF! $38.700000000000003 $18.780499999999989 $139.86750000000001 $158.648 Las Vegas 41 0 41 0.95121951219512191 $,155,992.54487804876 $,167,626.55780487802 6.8726888699999984 1964.560975609756 28.268292682926813 1986.7317073170732 $1,283.8612820512819 $1,283.8612820512819 11,634 ,167,627 ,155,993 #REF! $6.9 $11.634500000000003 $155.99250000000001 $167.62700000000001 Total/Average 11,822 740 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020099986 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 $1,473.9904856970031 26114.377347318557 2,072,274 1,804,304 #REF! $2,004.2 $267.97839999999997 $1,804.3037000000002 $2,072.3359999999998 239.2 2011 1771.8 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Stabilized(5) 11,822 0.96608018947724583 $,131,988.45301302712 $,158,081.405157334 $1,868.8383717700026 1758.6831063361815 32.716291659617582 1982.2837083403824 $1,471.6824316508948 Non-stabilized(5) 740 0.22432432432432434 $,154,544.7591081085 $,182,956.39221621651 135.38773024000022 1770.6662162162163 34.254054054053995 1980.745945945946 $1,639.6477987421383 Total/Average 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020100027 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain on non-performing loans, net 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 48,419 ,100,388 Difference $0 $0 bad debt expense as a % of revenue .5% 1.6% Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of June 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 ,404,730 0 0 0 ,404,730 2017 0 0 0 0 ,172,500 ,172,500 2018 ,629,558 0 0 0 0 ,629,558 2019 0 0 0 ,230,000 0 ,230,000 2,787,183.56568 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70529943711131071 Total $,629,558 $,404,730 $,529,011 $0 $,230,000 $0 $,172,500 $1,965,799 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 629558 404730 529011 230000 172500 1965799 Weighted average coupon rate 3.1365999999999998E-2 3.1865999999999998E-2 2.5465999999999999E-2 0.03 4.4999999999999998E-2 3.0917777724986124E-2 Weighted average remaining maturity in years 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 2.9698631391312618 Market equity Security Shares Price Value Common shares 37,841,943 $23.76 $,899,124.56568000012 NAV(3) 37,841,943 $33.11 $1,252,793 Debt Metrics Total debt to total gross assets(4)(5) 0.62152292580617863 Net debt to total estimated fair value of assets(4)(5) 0.61296338727464239 $1,108,334 As of date 42185 42185 42185 42185 42185 maturity 43134 42624 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 0 Total Assets per BS $3,074,133 $0 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,885,815 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,939,246 Net debt less Cert $1,859,262 Syndication 41803 Feb. 5 2018 $,441,239,371.75 1 Accum Deprec. $,-72,572 NAV less Cert $3,033,235 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $0 Net debt to NAV 0.61296338727464239 NPL Debt $41,709 $,454,248,912 3 Total Assets $3,074,133 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,120,152 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.62152292580617863 $1,939,246 $3,146,705 0.61627829745718143 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Acquisitions (SFRs and NPLs) Obtained from Tri Long - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs) FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 132 1598.189393939394 $,159,185.42537878786 $35,483.609090909158 $,194,669.3446969701 $25.7 $1,746.984848484848 ,152,561 $34,347 ,186,908 -7,761.344696970133 Denver 77 1659.4285714285713 $,226,319.93818181817 $24,742.204805194837 $,251,062.14298701301 19.3 $1,839.7142857142858 ,168,246 $16,428 ,184,674 ,-66,388.142987013009 Tampa 70 1510.5 $,127,308.26928571425 $24,607.410999999964 $,151,915.68028571422 10.6 $1,411.1 ,118,353 $20,916 ,139,269 ,-12,646.680285714217 Dallas 59 2184.7796610169494 $,163,964.43423728805 $9,994.9418644068646 $,173,959.37610169491 10.3 $1,643.4237288135594 ,220,142 $15,942 ,236,084 62,124.623898305086 Chicago 55 1741.6363636363637 $,133,929.66436363637 $28,274.536727272673 $,162,204.20109090905 8.9 $1,702.181818181818 ,146,154 $18,436 ,164,590 2,385.7989090909541 Orlando 54 1558.2777777777778 $,117,464.69277777776 $31,274.648333333374 $,148,739.34111111113 8 $1,341.4074074074074 ,114,305 $30,112 ,144,417 -4,322.3411111111345 Houston 34 1924.4411764705883 $,147,896.27117647059 $17,938.853823529411 $,165,835.125 5.6 $1,669.5882352941176 ,121,892 $25,136 ,147,028 ,-18,807.125 Atlanta 28 2462.3571428571427 $,187,354.47071428571 $24,112.665000000008 $,211,467.13571428572 5.9 $1,678.3214285714287 ,160,846 $14,224 ,175,070 ,-36,397.135714285716 Southern California 7 1711.2857142857142 $,353,846.19285714289 $30,377.350000000035 $,384,223.54285714292 2.7 $2,660.4285714285716 ,302,809 $23,671 ,326,480 ,-57,743.542857142922 Total/Avg SFR Acquisitions 516 1743.5406976744187 $,161,792.90418604671 $26,439.639806201361 $,188,232.54399224807 $97.000000000000014 $1,659.5174418604652 ,161,793 $26,440 ,188,233 0.45600775192724541 Total NPLs Converted to SFRs(4) 20 1842.15 $,144,752.31 $19,230.202000000048 $,163,982.51200000005 3.3 $1,474.6470588235295 Total/Avg 536 1747.2201492537313 $,161,157.6111940322 $26,170.630932835658 $,187,327.69205223888 $100.30000000000001 $1,653.6210131332082 Support Slide Abt Sway pg. 1, 2014 SFR gross Yield $19,914.20930232558 Annualized Estimated Average Rent per Home $97,000.15 Aggregate Investment above 0.20530112682809873 SFR Gross Yield Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,185 $42,185 (unaudited) (unaudited) Total revenues $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-3,444 Core FFO(1) $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 11822 10970 9754 Non-stabilized homes(3) 740 1247 1663 Total Homes(4) 12562 12217 11417 Leased Percentages Stabilized homes 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio(4) 0.92238497054609137 0.89121715642138 0.83793173921929276 Starwood Waypoint Residential Trust Period Ending 6/30/15 NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,174 Loans converted to real estate -,486 Loan liquidations and other basis reductions -85 Loan Count as of June 30, 2015 3,644 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 15 Gain on sales of previously depreciated investments in real estate -,245.69383999999994 -,253 -27 Non-controlling interests 121 79 13 Subtotal - NAREIT FFO 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,927 3,898 2,101 Separation costs 0 0 0 Acquisition fees and other expenses 363 637 217 Write-off of loan costs 0 0 0 Loss on derivative financial instruments, net 111 132 104 Amortization of derivative financial instruments cost 0 -90 -81 Severance expense 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,184 1,998 1,048 Core FFO $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 Recurring capital expenditures 0 0 0 Acquisition costs 0 0 0 Other non-property related depreciation and amortization 0 0 0 Stock-based compensation expense 0 0 0 AFFO $22,461.30616 $16,761 $6,270 Core FFO per share $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 37,821,364 38,613,270 39,079,365 Q2 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 2,589 1,871 General and administrative 4,004 4,444 Share-based compensation 1,390 2,130 Investment management fees 4,881 3,993 Separation costs 0 0 Acquisition fees and other expenses 259 186 Interest expense, including amortization 19,595 5,191 Depreciation and amortization 18,984 7,243 Finance-related expenses and write-off of loan costs 911 5,441 Impairment of real estate 440 1,233 Realized loss (gain) on sales of investments in real estate, net -,458 56 Realized gain on divestiture homes, net -1,101 0 Loss on derivative financial instruments, net 65 470 Income tax expense 199 350 Net income attributable to non-controlling interests 98 83 Total NOI 48,419 20,575 Deduct: Total NPL portfolio NOI ,-19,278 -8,342 Total SFR portfolio NOI 29,141 12,233 Deduct: Non-2Q 2014 same store NOI 18,732 1,959 Same store NOI from homes stabilized prior to 2Q 2014 10,409 10,274 Deduct: Non-1Q 2014 same store NOI 6,113 6,334 Same store NOI from homes stabilized prior to 1Q 2014 4,296 3,940 From Abu's same store workpaper - see support below: Stabilized Prior to 2Q 2014 Stabilized Prior to 1Q 2014 From ABU - Same Store Workpaper - Q2 P:\Financial Reporting\Abu Non-Performing Loan Portfolio Data received form Prime (Contact Jeff Whorton) Total Loan Home Purchase Price Total UPB (3) Total BPO(3) Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 674 727 $86.638026959999934 $160.25578806999985 $143.99724003999998 0.54062338716999336 0.60166449673572475 1.2882879335957085 Illinois 343 370 44.887076109999967 71.56773335000004 68.582644999999999 0.62719711815492252 0.65449613542901364 1.3256906275825335 California 294 296 88.311604929999959 118.61164395 139.93326999999999 0.7445441441417604 0.6310979864188121 0.95868375244172943 New York 209 212 43.862047169999975 68.648038060000005 80.393022000000002 0.63894101578931517 0.54559520315084031 1.0347544622103328 Arizona 160 187 15.205403510000004 25.136570329999994 21.113399999999999 0.60491162121081643 0.72017787329373784 2.0959590448707126 Wisconsin 158 167 13.025531840000001 17.982250160000003 20.422550000000001 0.72435494579950832 0.63780144203343858 1.1233099499095993 Indiana 155 161 11.076065950000004 15.112299879999998 16.37687 0.73291729504774794 0.67632373890737385 1.1594420418107931 Maryland 145 150 28.392923210000014 41.940860920000006 35.693199999999997 0.676975211933728 0.79547149625138724 1.4056774131520449 New Jersey 145 144 22.899024010000002 37.660787069999991 37.142395 0.60803360183199717 0.61651985581435986 1.2410897587714398 Pennsylvania 114 121 11.043847530000006 16.469702270000006 15.879899999999999 0.67055538399845049 0.69546077305272747 1.235603872946867 Georgia 93 100 10.138313269999998 15.807110560000003 14.981350000000001 0.64137675456354848 0.67672895099573782 1.1955475476067292 Other 1,154 1,175 140.16252711000016 198.19937078000009 203.899698 0.70717947568854578 0.6874091942500089 1.147988481154913 Totals 3,644 3,810 $515.64239159999988 $787.39215539999987 $798.41554004 0.6548736713512856 0.6458321083957943 1.2051915879823913 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,424 2,554 $349.38805905999959 $553.28290492000087 $532.03958503999991 0.63144844775730558 0.65660163056050713 1.2674552250399957 Performing 846 811 116.2150023099998 161.61711312000031 192.55931899999999 0.71907609328295863 0.60352832007055346 1.0032578780246222 Delinquent 374 724 50.01433022999997 72.542137359999998 73.766636000000005 0.68945211776428927 0.67800746979976101 1.1802357537437018 #REF! #REF! #REF! Total/Average 3,644 4,089 $515.61739159999934 $787.44215540000118 $798.36554003999981 0.65500000000000003 0.64600000000000002 1.2051915879823913 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") FOR ACQUISITION SLIDE Non-Performing Loans: Total Purchase Purchase Weighted Number of Purchase Price Total UPB Total BPO Price as % Price as % Average Loans ($ in millions) ($ in millions) ($ in millions) of UPB of BPO LTV 1,441 $117 $189.4 $171.6 0.61799999999999999 0.68200000000000005 1.141 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-21 Stabilized & 180 Day Schedules Obtained from Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) Atlanta 2,557 2,509 0.96731765643682743 $1,203.5456202632627 2,490 0.96144578313253015 $1,196.4106524466749 South Florida 2,534 2,301 0.96697088222511951 $1,620.7982043478262 2,212 0.95343580470162748 $1,614.7412766967252 Houston 1,599 1,538 0.96228868660598177 $1,537.7937695312503 1,493 0.95713328868050906 $1,531.8670147161881 Tampa 1,419 1,349 0.95107487027427728 $1,263.946609792285 1,240 0.94516129032258067 $1,254.5354654141763 Dallas 1,402 1,311 0.97559115179252476 $1,571.4624580152674 1,213 0.94723825226710634 $1,559.7443292682931 Denver 715 626 0.99041533546325877 $1,764.7688000000001 561 0.98752228163992872 $1,757.207956600361 Chicago 714 654 0.96636085626911317 $1,664.5738073394496 604 0.95695364238410596 $1,663.679411764704 Orlando 607 538 0.95724907063197029 $1,304.1714312267654 483 0.95238095238095233 $1,304.970065217391 Southern California 457 440 0.94772727272727275 $1,828.6051025056947 426 0.93427230046948362 $1,816.6842317380354 Northern California 273 271 0.97416974169741699 $1,725.9793726937264 254 0.98425196850393704 $1,752.2536399999995 Phoenix 244 244 0.98360655737704916 $1,197.5769672131148 244 0.98360655737704916 $1,195.8157500000002 Las Vegas 41 41 0.95121951219512191 $1,296.875609756097 41 0.95121951219512191 $1,283.8612820512819 Total/Average 12,562 11,822 0.96608018947724583 $1,471.1499398967258 11,261 0.95657579255838732 $1,462.5057996468743 Starwood Waypoint Residential Trust Period Ending 6/30/15 Homes not intend to hold for the long term Home Count as of March 31, 2015 1,151 SFR homes sold -,129 Prime REOs sold -,213 Additional SFR held for sale 211 Additional Prime Non-rentals 181 Additional Prime Rentals 4 Home Count as of June 30, 2015 1,205 1205 Check 0 Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 42078 (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 98 83 219 73 121 Subtotal - NAREIT FFO 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 2,130 3,317 2,459 1,927 Separation costs 0 0 0 3,543 0 Acquisition fees and other expenses 259 186 622 447 363 Write-off of loan costs 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -50 -,200 -50 -,100 Severance expense 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,259 0 4,443 0 2,184 Core FFO(1) $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 Acquisition costs 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 AFFO $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Same Store Growth Q2 15 This comes from Abu and his supporting Files. Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q2 2015 vs. Q2 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,677 -1.2% -0.16667958397116645 9.3% 2Q 2014 4,057 -2.7% -8.9% 1.3% Y/Y % Increase SS2014 - 1677 SS2Q14 - 4057 Net Operating Income 9.3% 1.3% Revenue -1.2% -2.7% Expenses -0.16667958397116645 -8.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 (unaudited) (unaudited) Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 Other property revenues 1,539 890 2833 1,369 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 Total revenues 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 10,195 7,791 21,520 13,823 Real estate taxes and insurance 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 2,589 1,871 6,155 4,286 General and administrative 4,004 4,444 7,862 9,814 Share-based compensation 1,390 2,130 3,317 2,459 Investment management fees 4,881 3,993 9,662 6,750 Separation costs 0 0 0 3,543 Acquisition fees and other expenses 259 186 622 447 Interest expense, including amortization 19,595 5,191 37,212 6,691 Depreciation and amortization 18,984 7,243 36,992 12,716 Finance-related expenses and write-off of loan costs 911 5,441 1,455 5,441 Impairment of real estate 440 1,233 659 2,067 Total expenses 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net loss -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Provided by John Christie Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change South Florida 125 2.8% 110 4.4% 170 2.9% 405 3.3% Atlanta 139 3.5% 164 3.6% 92 2.8% 395 3.4% Houston 152 1.2% 74 2.7% 60 2.9% 286 1.9% Tampa 101 3.3% 75 6.6% 78 3.1% 254 4.2% Dallas 54 .8% 78 3.8% 65 2.8% 197 2.6% Chicago 24 1.2% 26 2.3% 44 0.03 94 2.3% Phoenix 28 .8% 21 1.9% 28 1.8% 77 1.5% Denver 39 1.7% 20 0.03 11 0.03 70 2.3% Northern California 21 .8% 15 3.6% 25 2.9% 61 2.3% Orlando 20 2.2% 17 1.8% 23 2.8% 60 2.3% Southern California 21 .7% 20 2.9% 19 2.9% 60 2.1% Las Vegas 3 0.0% 1 -0.03 0 n.a. 4 -0.8% Total/Average 727 2.2% 621 3.7% 615 2.9% 1,963 2.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Separation costs 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Acquisition fees and other expenses 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Interest expense, including amortization 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Depreciation and amortization 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Finance-related expenses and write-off of loan costs 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Impairment of real estate 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 81,714 1.7506266469567453 49,130 2.0816032539615286 ,162,582 1.8337694563501015 85,669 2.2926378890464849 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized loss on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net income (loss) -3,339 ,-12,033 -3,225 ,-27,351 Net (income) loss attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Net Asset Value Calculation $42,185 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,205,017 $58.27 ok Less accumulated depreciation ,-72,572 -1.92 ok Add real estate held for sale, net 94,293 2.4900000000000002 ok Investments in real estate, net 2,226,738 58.84 ok Add increase in estimated fair value of investments in real estate ,393,221 10.39 ok Less estimated renovation reserve(1) -,229,296 -6.06 ok Estimated SFR Value 2,390,663 63.17 ok Non-performing loans 79,538 2.1 ok Non-performing loans held for sale 87,509 2.31 ok Non-performing loans (fair value option) ,412,503 10.9 ok Add increase in estimated fair value of non-performing loans 63,022 1.67 ok Estimated NPL Value ,642,572 16.98 ok Estimated SFR & NPL Value $3,033,235 $80.150000000000006 ok $80.155371514618039 Total shareholders' equity $1,060,554 $28.03 ok Less unamortized debt discount on convertible senior notes ,-34,708 -0.92 ok Less investments in real estate, net -2,226,738 -58.84 ok Less non-performing loans ,-79,538 -2.1 ok Less: non-performing loans held for sale ,-87,509 -2.31 ok Less non-performing loans (fair value option) -,412,503 -10.9 ok Add estimated SFR & NPL value 3,033,235 80.150000000000006 ok Estimated NAV $1,252,793 $33.11 ok $33.105937504318952 $33.11 Number of Shares 37,841,943 (1) Renovation reserve includes remaining capital expenditures for non-stabilized homes and average turn 2 cost for stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,205,017 Add: real estate held for sale, net 94,293 Adjusted investments in real estate (excl. depreciation) 2,299,310 Add: increase in estimated fair value of investments in real estate 91,353 Estimated SFR Value (Fair Value) 2,390,663 Non-performing loans 79,538 Non-performing loans held for sale 87,509 Non-performing loans (fair value option) ,412,503 Add: increase in estimated fair value of non-performing loans 63,022 Estimated NPL Value (Fair Value) ,642,572 Estimated SFR & NPL Value (Fair Value) 3,033,235 Resident and other receivables, net 23,620 Cash and cash equivalents 79,984 Restricted cash 87,247 Deferred leasing costs 29,605 Asset-backed securitization costs, net 26,553 Other Assets 20,836 Total Assets at fair value $3,301,080 Liabilities Senior SFR facility $,629,558 Master repurchase agreement ,404,730 Asset-backed securitization ,527,043 Convertible senior notes, net ,367,792 Add: unamortized debt discount on convertible senior notes 34,708 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 60,121 Resident security deposits and prepaid rent 22,091 Total liabilities at fair value $2,046,043 Less: Non-controlling interests -2,244 Estimated NAV at fair value $1,252,793 Number of Shares 37,841,943 Estimated NAV $33.105940128862315 -4.0598711376844676E-3 m Check to NAV calculation 0 m Investments in real estate, net 2,226,738 Add back: accumulated depreciation 72,572 Investments in real estate properties, gross 2,299,310 Adjusted fair value as of 6/30/2015 2,390,663 Increase in estimated fair value of investments in real estate 91,353 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $,-50,722,880 $,-50,723 Condition Adjustment for Stabilized Properties B -,172,530,950 -,172,531 Remaining Construction Costs for Non- Stabilized homes C -6,041,600 -6,042 Total estimated reserves at 6/30/2015 $-,229,295,430 $-,229,296 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 6/30/15 (on 12,666 homes (not Units)) D 2,247,278 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 From Allen Fair value on homes excluded from valuation (Prime REO) E ,143,385 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\REO Schedule June 30 2015 -Prime From Dennis/Prime Adjusted fair value as of 6/30/15 2,390,663 Add: increase in estimated fair value of investments in real estate -,229,296 Per above Investments in real estate 2,226,738 Per above Fair value adjustment ,393,221 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201502. Q2 2015\Fair Value Q2 2015 Book basis ,579,550 Fair value ,642,572 Fair value adjustment F 63,022 DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 49 $,165,582.41571428569 $8,113,538.3699999982 $8,824,263.5800000001 $,710,725.21000000183 $0 $,710,725.21000000183 Other REO Divestitures(2) 80 ,236,992.26712500001 18,959,381.370000001 18,403,054 -,556,327.37000000104 -,556,327.37000000104 0 NPL REO 213 ,132,243.45403755872 28,167,855.710000008 28,054,423.609999999 -,113,432.10000000894 -,113,432.10000000894 0 Total 342 $,161,522.73523391812 $55,240,775.450000003 $55,281,741.189999998 $40,965.739999991842 $-,669,759.47000000998 $,710,725.21000000183 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,185 $42,004 (unaudited) ASSETS Investments in real estate Land $,389,320 $,359,889 Building and improvements 1,815,697 1,619,622 Development costs Total investment in properties 2,205,017 1,979,511 Less accumulated depreciation ,-72,572 ,-41,563 Investment in real estate properties, net 2,132,445 1,937,948 Real estate held for sale, net 94,293 32,102 Total investments in real estate, net 2,226,738 1,970,050 Non-performing loans 79,538 ,125,488 Non-performing loans held for sale 87,509 26,911 Non-performing loans (fair value option) ,412,503 ,491,790 Resident and other receivables, net 23,620 17,270 Cash and cash equivalents 79,984 ,175,198 Restricted cash 87,247 50,749 Deferred financing costs, net 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 Other assets 20,836 17,994 Total assets $3,074,133 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,629,558 $,441,239 Master repurchase agreement ,404,730 ,454,249 Asset-backed securitization, net ,527,043 ,526,816 Convertible senior notes, net ,367,792 ,363,110 Accounts payable and accrued expenses 60,121 52,457 Resident security deposits and prepaid rent 22,091 17,857 Total liabilities 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 381 378 Additional paid-in capital 1,128,334 1,133,239 Accumulated deficit ,-67,999 ,-53,723 Accumulated other comprehensive loss -,162 -70 Total Starwood Waypoint Residential Trust equity 1,060,554 1,079,824 Non-controlling interests 2,244 611 Total equity 1,062,798 1,080,435 Total liabilities and equity $3,074,133 $2,936,163 0 0 ck Shares outstanding end of period 37,841,943 Book value per share $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $-3,444 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 2,589 3,566 3,150 3,508 1,871 6,155 0 General and administrative 4,004 3,858 4,866 4,627 4,444 7,862 0 Share-based compensation 1,390 1,927 3,898 2,101 2,130 3,317 0 Investment management fees 4,881 4,781 4,825 4,522 3,993 9,662 0 Separation costs 0 0 0 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 186 622 0 Interest expense, including amortization 19,595 17,617 16,633 11,899 5,191 37,212 0 Depreciation and amortization 18,984 18,008 19,918 9,238 7,243 36,992 0 Finance-related expenses and write-off of loan costs 911 544 940 1,334 5,441 1,455 0 Impairment of real estate 440 219 171 341 1,233 659 0 Realized loss (gain) on sales of investments in real estate, net -,458 -,246 148 -,125 56 -,704 0 Realized gain on divestiture homes, net -1,101 782 0 0 0 -,319 0 Loss on derivative financial instruments, net 65 211 132 104 470 276 0 Income tax expense 199 225 -44 19 350 424 0 Net income attributable to non-controlling interests 98 121 79 13 83 219 0 check to NOI page QTD YTD Total NOI 48,419 51,969 45,795 31,085 20,575 ,100,388 0 0 0 Add (deduct) adjustments to get to total stabilized home portfolio NOI 0 NPL portfolio NOI components: 0 Realized gain on non-performing loans, net -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-14,486 0 Realized gain on loan conversions, net -6,123 -8,549 -6,994 -5,791 -6,483 ,-14,672 0 Mortgage loan servicing costs 9,586 9,995 11,020 7,918 5,139 19,581 0 Unrealized gain on non-performing loans, net ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-38,383 0 Deduct: Total NPL portfolio NOI ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-47,960 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 1,766 3,289 2,236 2,537 2,726 5,055 0 Add Total Non-stabilized portfolio NOI 1,766 3,289 2,236 2,537 2,726 5,055 0 0 Total stabilized portfolio NOI $30,907 $26,576 $22,181 $20,103 $14,959 $57,483 $0 $0 $0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $30,907 $26,576 $22,903 $20,103 $14,959 $57,483 $0 check to NOI page 0 0 $0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $46,677 $41,983 $37,097 $30,366 $23,602 $88,660 $0 Less Allowance for doubtful accounts -,229.60091323913264 -,708 -,645 -,870 -,614 -,938 0.3990867608673625 Total rental revenues $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $87,722 $0.39908676086633932 Stabilized portfolio NOI margin 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.65528601719067048 Check Balance $0 $28,801 Total Rental Homes Portfolio Obtained from Tri Long - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment Atlanta 2,509 48 2,557 0.95463433711380519 $,101,226.29641376612 $,131,087.46535784123 $335.19064892 1933.0782166601487 22.393038717246782 1992.6069612827532 $1,203.401435602953 $1,203.401435602953 29,861 ,131,087 ,101,226 #REF! $335.2 $29.86069999999998 $101.22630000000001 $131.08699999999999 South Florida 2,301 233 2,534 0.89936858721389112 $,139,002.83067482235 $,174,732.64466456161 442.7 1581.8606395578365 45.031570639305528 1969.9684293606945 $1,622.3531942003515 $1,622.3531942003515 35,730 ,174,733 ,139,003 #REF! $442.7 $35.730200000000025 $139.00279999999998 $174.733 Houston 1,538 61 1,599 0.94308943089430897 $,131,144.58370856775 $,149,831.86085678538 239.5811455099998 2029.5347091932458 26.49093183239529 1988.5090681676047 $1,537.2903253652062 $1,537.2903253652062 18,687 ,149,832 ,131,145 #REF! $239.6 $18.687399999999997 $131.1446 $149.83199999999999 Tampa 1,349 70 1,419 0.90909090909090906 $,104,278.8060606068 $,126,131.956941508 178.98124689999986 1457.1719520789288 40.181113460183269 1974.8188865398167 $1,263.2591388673393 $1,263.2591388673393 21,783 ,126,061 ,104,278 #REF! $179 $21.8 $104.27810000000001 $126.13200000000001 Dallas 1,311 91 1,402 0.91940085592011411 $,140,461.35123395151 $,161,959.56352353797 227.06730806000024 2132.9564907275321 20.074179743224022 1994.925820256776 $1,575.2348524844722 $1,575.2348524844722 21,498 ,161,959 ,140,461 #REF! $227.1 $21.49860000000001 $140.4614 $161.96 Denver 626 89 715 0.90069930069930071 $,200,979.58907692303 $,229,160.70693706267 163.8499054599998 1601.4321678321678 31.928671328671271 1983.0713286713287 $1,767.7161741835148 $1,767.7161741835148 28,181 ,229,161 ,200,980 #REF! $163.80000000000001 $28.181399999999996 $200.9796 $229.161 Chicago 654 60 714 0.90196078431372551 $,120,853.42096638647 $,150,190.40901960791 107.23595204000004 1574.3011204481793 37.906162464985982 1977.093837535014 $1,665.8466925465839 $1,665.8466925465839 29,377 ,150,230 ,120,853 #REF! $107.2 $29.336600000000004 $120.85339999999999 $150.19 Orlando 538 69 607 0.86985172981878089 $,115,203.99233937399 $,141,157.4938056012 85.682598739999932 1583.5172981878088 37.191103789126828 1977.8088962108732 $1,310.2907590132825 $1,310.2907590132825 25,958 ,141,162 ,115,204 #REF! $85.7 $25.953000000000017 $115.20399999999999 $141.15700000000001 Southern California 440 17 457 0.91903719912472648 $,240,908.22404814026 $,254,065.29792122537 116.10784114999998 1640.5295404814005 38.050328227571072 1976.9496717724289 $1,831.941582733813 $1,831.941582733813 13,157 ,254,065 ,240,908 #REF! $116.1 $13.156799999999976 $240.90820000000002 $254.065 Northern California 271 2 273 0.97069597069597069 $,214,385.34564102555 $,227,743.68695970683 62.174026539999964 1506.03663003663 45.505494505494426 1969.4945054945056 $1,729.9144318181814 $1,729.9144318181814 13,323 ,227,708 ,214,385 #REF! $62.2 $13.358699999999999 $214.3853 $227.744 Phoenix 244 0 244 0.98360655737704916 $,139,867.52475409844 $,158,648.43540983609 38.71021824000001 1536.5040983606557 40.127049180327958 1974.872950819672 $1,195.8157500000002 $1,195.8157500000002 18,781 ,158,649 ,139,868 #REF! $38.700000000000003 $18.780499999999989 $139.86750000000001 $158.648 Las Vegas 41 0 41 0.95121951219512191 $,155,992.54487804876 $,167,626.55780487802 6.8726888699999984 1964.560975609756 28.268292682926813 1986.7317073170732 $1,283.8612820512819 $1,283.8612820512819 11,634 ,167,627 ,155,993 #REF! $6.9 $11.634500000000003 $155.99250000000001 $167.62700000000001 Total/Average 11,822 740 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020099986 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 $1,473.9904856970031 26114.377347318557 2,072,274 1,804,304 #REF! $2,004.2 $267.97839999999997 $1,804.3037000000002 $2,072.3359999999998 239.2 2011 1771.8 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Stabilized(5) 11,822 0.96608018947724583 $,131,988.45301302712 $,158,081.405157334 $1,868.8383717700026 1758.6831063361815 32.716291659617582 1982.2837083403824 $1,471.6824316508948 Non-stabilized(5) 740 0.22432432432432434 $,154,544.7591081085 $,182,956.39221621651 135.38773024000022 1770.6662162162163 34.254054054053995 1980.745945945946 $1,639.6477987421383 Total/Average 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020100027 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain on non-performing loans, net 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 48,419 ,100,388 Difference $0 $0 bad debt expense as a % of revenue .5% 1.6% Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of June 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 ,404,730 0 0 0 ,404,730 2017 0 0 0 0 ,172,500 ,172,500 2018 ,629,558 0 0 0 0 ,629,558 2019 0 0 0 ,230,000 0 ,230,000 2,787,183.56568 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70529943711131071 Total $,629,558 $,404,730 $,529,011 $0 $,230,000 $0 $,172,500 $1,965,799 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 629558 404730 529011 230000 172500 1965799 Weighted average coupon rate 3.1365999999999998E-2 3.1865999999999998E-2 2.5465999999999999E-2 0.03 4.4999999999999998E-2 3.0917777724986124E-2 Weighted average remaining maturity in years 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 2.9698631391312618 Market equity Security Shares Price Value Common shares 37,841,943 $23.76 $,899,124.56568000012 NAV(3) 37,841,943 $33.11 $1,252,793 Debt Metrics Total debt to total gross assets(4)(5) 0.62152292580617863 Net debt to total estimated fair value of assets(4)(5) 0.61296338727464239 $1,108,334 As of date 42185 42185 42185 42185 42185 maturity 43134 42624 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 0 Total Assets per BS $3,074,133 $0 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,885,815 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,939,246 Net debt less Cert $1,859,262 Syndication 41803 Feb. 5 2018 $,441,239,371.75 1 Accum Deprec. $,-72,572 NAV less Cert $3,033,235 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $0 Net debt to NAV 0.61296338727464239 NPL Debt $41,709 $,454,248,912 3 Total Assets $3,074,133 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,120,152 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.62152292580617863 $1,939,246 $3,146,705 0.61627829745718143 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Acquisitions (SFRs and NPLs) Obtained from Tri Long - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs) FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 132 1598.189393939394 $,159,185.42537878786 $35,483.609090909158 $,194,669.3446969701 $25.7 $1,746.984848484848 ,152,561 $34,347 ,186,908 -7,761.344696970133 Denver 77 1659.4285714285713 $,226,319.93818181817 $24,742.204805194837 $,251,062.14298701301 19.3 $1,839.7142857142858 ,168,246 $16,428 ,184,674 ,-66,388.142987013009 Tampa 70 1510.5 $,127,308.26928571425 $24,607.410999999964 $,151,915.68028571422 10.6 $1,411.1 ,118,353 $20,916 ,139,269 ,-12,646.680285714217 Dallas 59 2184.7796610169494 $,163,964.43423728805 $9,994.9418644068646 $,173,959.37610169491 10.3 $1,643.4237288135594 ,220,142 $15,942 ,236,084 62,124.623898305086 Chicago 55 1741.6363636363637 $,133,929.66436363637 $28,274.536727272673 $,162,204.20109090905 8.9 $1,702.181818181818 ,146,154 $18,436 ,164,590 2,385.7989090909541 Orlando 54 1558.2777777777778 $,117,464.69277777776 $31,274.648333333374 $,148,739.34111111113 8 $1,341.4074074074074 ,114,305 $30,112 ,144,417 -4,322.3411111111345 Houston 34 1924.4411764705883 $,147,896.27117647059 $17,938.853823529411 $,165,835.125 5.6 $1,669.5882352941176 ,121,892 $25,136 ,147,028 ,-18,807.125 Atlanta 28 2462.3571428571427 $,187,354.47071428571 $24,112.665000000008 $,211,467.13571428572 5.9 $1,678.3214285714287 ,160,846 $14,224 ,175,070 ,-36,397.135714285716 Southern California 7 1711.2857142857142 $,353,846.19285714289 $30,377.350000000035 $,384,223.54285714292 2.7 $2,660.4285714285716 ,302,809 $23,671 ,326,480 ,-57,743.542857142922 Total/Avg SFR Acquisitions 516 1743.5406976744187 $,161,792.90418604671 $26,439.639806201361 $,188,232.54399224807 $97.000000000000014 $1,659.5174418604652 ,161,793 $26,440 ,188,233 0.45600775192724541 Total NPLs Converted to SFRs(4) 20 1842.15 $,144,752.31 $19,230.202000000048 $,163,982.51200000005 3.3 $1,474.6470588235295 Total/Avg 536 1747.2201492537313 $,161,157.6111940322 $26,170.630932835658 $,187,327.69205223888 $100.30000000000001 $1,653.6210131332082 Support Slide Abt Sway pg. 1, 2014 SFR gross Yield $19,914.20930232558 Annualized Estimated Average Rent per Home $97,000.15 Aggregate Investment above 0.20530112682809873 SFR Gross Yield Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,185 $42,185 (unaudited) (unaudited) Total revenues $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-3,444 Core FFO(1) $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 11822 10970 9754 Non-stabilized homes(3) 740 1247 1663 Total Homes(4) 12562 12217 11417 Leased Percentages Stabilized homes 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio(4) 0.92238497054609137 0.89121715642138 0.83793173921929276 Starwood Waypoint Residential Trust Period Ending 6/30/15 NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,174 Loans converted to real estate -,486 Loan liquidations and other basis reductions -85 Loan Count as of June 30, 2015 3,644 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 15 Gain on sales of previously depreciated investments in real estate -,245.69383999999994 -,253 -27 Non-controlling interests 121 79 13 Subtotal - NAREIT FFO 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,927 3,898 2,101 Separation costs 0 0 0 Acquisition fees and other expenses 363 637 217 Write-off of loan costs 0 0 0 Loss on derivative financial instruments, net 111 132 104 Amortization of derivative financial instruments cost 0 -90 -81 Severance expense 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,184 1,998 1,048 Core FFO $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 Recurring capital expenditures 0 0 0 Acquisition costs 0 0 0 Other non-property related depreciation and amortization 0 0 0 Stock-based compensation expense 0 0 0 AFFO $22,461.30616 $16,761 $6,270 Core FFO per share $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 37,821,364 38,613,270 39,079,365 Q2 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 2,589 1,871 General and administrative 4,004 4,444 Share-based compensation 1,390 2,130 Investment management fees 4,881 3,993 Separation costs 0 0 Acquisition fees and other expenses 259 186 Interest expense, including amortization 19,595 5,191 Depreciation and amortization 18,984 7,243 Finance-related expenses and write-off of loan costs 911 5,441 Impairment of real estate 440 1,233 Realized loss (gain) on sales of investments in real estate, net -,458 56 Realized gain on divestiture homes, net -1,101 0 Loss on derivative financial instruments, net 65 470 Income tax expense 199 350 Net income attributable to non-controlling interests 98 83 Total NOI 48,419 20,575 Deduct: Total NPL portfolio NOI ,-19,278 -8,342 Total SFR portfolio NOI 29,141 12,233 Deduct: Non-2Q 2014 same store NOI 18,732 1,959 Same store NOI from homes stabilized prior to 2Q 2014 10,409 10,274 Deduct: Non-1Q 2014 same store NOI 6,113 6,334 Same store NOI from homes stabilized prior to 1Q 2014 4,296 3,940 From Abu's same store workpaper - see support below: Stabilized Prior to 2Q 2014 Stabilized Prior to 1Q 2014 From ABU - Same Store Workpaper - Q2 P:\Financial Reporting\Abu Non-Performing Loan Portfolio Data received form Prime (Contact Jeff Whorton) Total Loan Home Purchase Price Total UPB (3) Total BPO(3) Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 674 727 $86.638026959999934 $160.25578806999985 $143.99724003999998 0.54062338716999336 0.60166449673572475 1.2882879335957085 Illinois 343 370 44.887076109999967 71.56773335000004 68.582644999999999 0.62719711815492252 0.65449613542901364 1.3256906275825335 California 294 296 88.311604929999959 118.61164395 139.93326999999999 0.7445441441417604 0.6310979864188121 0.95868375244172943 New York 209 212 43.862047169999975 68.648038060000005 80.393022000000002 0.63894101578931517 0.54559520315084031 1.0347544622103328 Arizona 160 187 15.205403510000004 25.136570329999994 21.113399999999999 0.60491162121081643 0.72017787329373784 2.0959590448707126 Wisconsin 158 167 13.025531840000001 17.982250160000003 20.422550000000001 0.72435494579950832 0.63780144203343858 1.1233099499095993 Indiana 155 161 11.076065950000004 15.112299879999998 16.37687 0.73291729504774794 0.67632373890737385 1.1594420418107931 Maryland 145 150 28.392923210000014 41.940860920000006 35.693199999999997 0.676975211933728 0.79547149625138724 1.4056774131520449 New Jersey 145 144 22.899024010000002 37.660787069999991 37.142395 0.60803360183199717 0.61651985581435986 1.2410897587714398 Pennsylvania 114 121 11.043847530000006 16.469702270000006 15.879899999999999 0.67055538399845049 0.69546077305272747 1.235603872946867 Georgia 93 100 10.138313269999998 15.807110560000003 14.981350000000001 0.64137675456354848 0.67672895099573782 1.1955475476067292 Other 1,154 1,175 140.16252711000016 198.19937078000009 203.899698 0.70717947568854578 0.6874091942500089 1.147988481154913 Totals 3,644 3,810 $515.64239159999988 $787.39215539999987 $798.41554004 0.6548736713512856 0.6458321083957943 1.2051915879823913 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,424 2,554 $349.38805905999959 $553.28290492000087 $532.03958503999991 0.63144844775730558 0.65660163056050713 1.2674552250399957 Performing 846 811 116.2150023099998 161.61711312000031 192.55931899999999 0.71907609328295863 0.60352832007055346 1.0032578780246222 Delinquent 374 724 50.01433022999997 72.542137359999998 73.766636000000005 0.68945211776428927 0.67800746979976101 1.1802357537437018 #REF! #REF! #REF! Total/Average 3,644 4,089 $515.61739159999934 $787.44215540000118 $798.36554003999981 0.65500000000000003 0.64600000000000002 1.2051915879823913 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") FOR ACQUISITION SLIDE Non-Performing Loans: Total Purchase Purchase Weighted Number of Purchase Price Total UPB Total BPO Price as % Price as % Average Loans ($ in millions) ($ in millions) ($ in millions) of UPB of BPO LTV 1,441 $117 $189.4 $171.6 0.61799999999999999 0.68200000000000005 1.141 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-21 Stabilized & 180 Day Schedules Obtained from Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) Atlanta 2,557 2,509 0.96731765643682743 $1,203.5456202632627 2,490 0.96144578313253015 $1,196.4106524466749 South Florida 2,534 2,301 0.96697088222511951 $1,620.7982043478262 2,212 0.95343580470162748 $1,614.7412766967252 Houston 1,599 1,538 0.96228868660598177 $1,537.7937695312503 1,493 0.95713328868050906 $1,531.8670147161881 Tampa 1,419 1,349 0.95107487027427728 $1,263.946609792285 1,240 0.94516129032258067 $1,254.5354654141763 Dallas 1,402 1,311 0.97559115179252476 $1,571.4624580152674 1,213 0.94723825226710634 $1,559.7443292682931 Denver 715 626 0.99041533546325877 $1,764.7688000000001 561 0.98752228163992872 $1,757.207956600361 Chicago 714 654 0.96636085626911317 $1,664.5738073394496 604 0.95695364238410596 $1,663.679411764704 Orlando 607 538 0.95724907063197029 $1,304.1714312267654 483 0.95238095238095233 $1,304.970065217391 Southern California 457 440 0.94772727272727275 $1,828.6051025056947 426 0.93427230046948362 $1,816.6842317380354 Northern California 273 271 0.97416974169741699 $1,725.9793726937264 254 0.98425196850393704 $1,752.2536399999995 Phoenix 244 244 0.98360655737704916 $1,197.5769672131148 244 0.98360655737704916 $1,195.8157500000002 Las Vegas 41 41 0.95121951219512191 $1,296.875609756097 41 0.95121951219512191 $1,283.8612820512819 Total/Average 12,562 11,822 0.96608018947724583 $1,471.1499398967258 11,261 0.95657579255838732 $1,462.5057996468743 Starwood Waypoint Residential Trust Period Ending 6/30/15 Homes not intend to hold for the long term Home Count as of March 31, 2015 1,151 SFR homes sold -,125 Prime REOs sold -,206 Additional SFR held for sale 207 Additional Prime Non-rentals 176 Additional Prime Rentals 2 Home Count as of June 30, 2015(1) 1,205 1205 Check 0 Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 42078 (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 98 83 219 73 121 Subtotal - NAREIT FFO 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 2,130 3,317 2,459 1,927 Separation costs 0 0 0 3,543 0 Acquisition fees and other expenses 259 186 622 447 363 Write-off of loan costs 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -50 -,200 -50 -,100 Severance expense 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,259 0 4,443 0 2,184 Core FFO(1) $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 Acquisition costs 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 AFFO $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Same Store Growth Q2 15 This comes from Abu and his supporting Files. Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q2 2015 vs. Q2 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,677 -1.2% -0.16667958397116645 9.3% 2Q 2014 4,057 -2.7% -8.9% 1.3% Y/Y % Increase SS2014 - 1677 SS2Q14 - 4057 Net Operating Income 9.3% 1.3% Revenue -1.2% -2.7% Expenses -0.16667958397116645 -8.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 (unaudited) (unaudited) Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 Other property revenues 1,539 890 2833 1,369 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 Total revenues 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 10,195 7,791 21,520 13,823 Real estate taxes and insurance 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 2,589 1,871 6,155 4,286 General and administrative 4,004 4,444 7,862 9,814 Share-based compensation 1,390 2,130 3,317 2,459 Investment management fees 4,881 3,993 9,662 6,750 Separation costs 0 0 0 3,543 Acquisition fees and other expenses 259 186 622 447 Interest expense, including amortization 19,595 5,191 37,212 6,691 Depreciation and amortization 18,984 7,243 36,992 12,716 Finance-related expenses and write-off of loan costs 911 5,441 1,455 5,441 Impairment of real estate 440 1,233 659 2,067 Total expenses 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net loss -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Provided by John Christie Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change South Florida 125 2.8% 110 4.4% 170 2.9% 405 3.3% Atlanta 139 3.5% 164 3.6% 92 2.8% 395 3.4% Houston 152 1.2% 74 2.7% 60 2.9% 286 1.9% Tampa 101 3.3% 75 6.6% 78 3.1% 254 4.2% Dallas 54 .8% 78 3.8% 65 2.8% 197 2.6% Chicago 24 1.2% 26 2.3% 44 0.03 94 2.3% Phoenix 28 .8% 21 1.9% 28 1.8% 77 1.5% Denver 39 1.7% 20 0.03 11 0.03 70 2.3% Northern California 21 .8% 15 3.6% 25 2.9% 61 2.3% Orlando 20 2.2% 17 1.8% 23 2.8% 60 2.3% Southern California 21 .7% 20 2.9% 19 2.9% 60 2.1% Las Vegas 3 0.0% 1 -0.03 0 n.a. 4 -0.8% Total/Average 727 2.2% 621 3.7% 615 2.9% 1,963 2.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Separation costs 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Acquisition fees and other expenses 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Interest expense, including amortization 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Depreciation and amortization 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Finance-related expenses and write-off of loan costs 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Impairment of real estate 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 81,714 1.7506266469567453 49,130 2.0816032539615286 ,162,582 1.8337694563501015 85,669 2.2926378890464849 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized loss on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net income (loss) -3,339 ,-12,033 -3,225 ,-27,351 Net (income) loss attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Net Asset Value Calculation $42,185 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,205,017 $58.27 ok Less accumulated depreciation ,-72,572 -1.92 ok Add real estate held for sale, net 94,293 2.4900000000000002 ok Investments in real estate, net 2,226,738 58.84 ok Add increase in estimated fair value of investments in real estate ,393,221 10.39 ok Less estimated renovation reserve(1) -,229,296 -6.06 ok Estimated SFR Value 2,390,663 63.17 ok Non-performing loans 79,538 2.1 ok Non-performing loans held for sale 87,509 2.31 ok Non-performing loans (fair value option) ,412,503 10.9 ok Add increase in estimated fair value of non-performing loans 63,022 1.67 ok Estimated NPL Value ,642,572 16.98 ok Estimated SFR & NPL Value $3,033,235 $80.150000000000006 ok $80.155371514618039 Total shareholders' equity $1,060,554 $28.03 ok Less unamortized debt discount on convertible senior notes ,-34,708 -0.92 ok Less investments in real estate, net -2,226,738 -58.84 ok Less non-performing loans ,-79,538 -2.1 ok Less: non-performing loans held for sale ,-87,509 -2.31 ok Less non-performing loans (fair value option) -,412,503 -10.9 ok Add estimated SFR & NPL value 3,033,235 80.150000000000006 ok Estimated NAV $1,252,793 $33.11 ok $33.105937504318952 $33.11 Number of Shares 37,841,943 (1) Renovation reserve includes remaining capital expenditures for non-stabilized homes and average turn 2 cost for stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,205,017 Add: real estate held for sale, net 94,293 Adjusted investments in real estate (excl. depreciation) 2,299,310 Add: increase in estimated fair value of investments in real estate 91,353 Estimated SFR Value (Fair Value) 2,390,663 Non-performing loans 79,538 Non-performing loans held for sale 87,509 Non-performing loans (fair value option) ,412,503 Add: increase in estimated fair value of non-performing loans 63,022 Estimated NPL Value (Fair Value) ,642,572 Estimated SFR & NPL Value (Fair Value) 3,033,235 Resident and other receivables, net 23,620 Cash and cash equivalents 79,984 Restricted cash 87,247 Deferred leasing costs 29,605 Asset-backed securitization costs, net 26,553 Other Assets 20,836 Total Assets at fair value $3,301,080 Liabilities Senior SFR facility $,629,558 Master repurchase agreement ,404,730 Asset-backed securitization ,527,043 Convertible senior notes, net ,367,792 Add: unamortized debt discount on convertible senior notes 34,708 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 60,121 Resident security deposits and prepaid rent 22,091 Total liabilities at fair value $2,046,043 Less: Non-controlling interests -2,244 Estimated NAV at fair value $1,252,793 Number of Shares 37,841,943 Estimated NAV $33.105940128862315 -4.0598711376844676E-3 m Check to NAV calculation 0 m Investments in real estate, net 2,226,738 Add back: accumulated depreciation 72,572 Investments in real estate properties, gross 2,299,310 Adjusted fair value as of 6/30/2015 2,390,663 Increase in estimated fair value of investments in real estate 91,353 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $,-50,722,880 $,-50,723 Condition Adjustment for Stabilized Properties B -,172,530,950 -,172,531 Remaining Construction Costs for Non- Stabilized homes C -6,041,600 -6,042 Total estimated reserves at 6/30/2015 $-,229,295,430 $-,229,296 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 6/30/15 (on 12,666 homes (not Units)) D 2,247,278 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 From Allen Fair value on homes excluded from valuation (Prime REO) E ,143,385 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\REO Schedule June 30 2015 -Prime From Dennis/Prime Adjusted fair value as of 6/30/15 2,390,663 Add: increase in estimated fair value of investments in real estate -,229,296 Per above Investments in real estate 2,226,738 Per above Fair value adjustment ,393,221 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201502. Q2 2015\Fair Value Q2 2015 Book basis ,579,550 Fair value ,642,572 Fair value adjustment F 63,022 DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 49 $,165,582.41571428569 $8,113,538.3699999982 $8,824,263.5800000001 $,710,725.21000000183 $0 $,710,725.21000000183 Other REO Divestitures(2) 80 ,236,992.26712500001 18,959,381.370000001 18,403,054 -,556,327.37000000104 -,556,327.37000000104 0 NPL REO 213 ,132,243.45403755872 28,167,855.710000008 28,054,423.609999999 -,113,432.10000000894 -,113,432.10000000894 0 Total 342 $,161,522.73523391812 $55,240,775.450000003 $55,281,741.189999998 $40,965.739999991842 $-,669,759.47000000998 $,710,725.21000000183 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,185 $42,004 (unaudited) ASSETS Investments in real estate Land $,389,320 $,359,889 Building and improvements 1,815,697 1,619,622 Development costs Total investment in properties 2,205,017 1,979,511 Less accumulated depreciation ,-72,572 ,-41,563 Investment in real estate properties, net 2,132,445 1,937,948 Real estate held for sale, net 94,293 32,102 Total investments in real estate, net 2,226,738 1,970,050 Non-performing loans 79,538 ,125,488 Non-performing loans held for sale 87,509 26,911 Non-performing loans (fair value option) ,412,503 ,491,790 Resident and other receivables, net 23,620 17,270 Cash and cash equivalents 79,984 ,175,198 Restricted cash 87,247 50,749 Deferred financing costs, net 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 Other assets 20,836 17,994 Total assets $3,074,133 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,629,558 $,441,239 Master repurchase agreement ,404,730 ,454,249 Asset-backed securitization, net ,527,043 ,526,816 Convertible senior notes, net ,367,792 ,363,110 Accounts payable and accrued expenses 60,121 52,457 Resident security deposits and prepaid rent 22,091 17,857 Total liabilities 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 381 378 Additional paid-in capital 1,128,334 1,133,239 Accumulated deficit ,-67,999 ,-53,723 Accumulated other comprehensive loss -,162 -70 Total Starwood Waypoint Residential Trust equity 1,060,554 1,079,824 Non-controlling interests 2,244 611 Total equity 1,062,798 1,080,435 Total liabilities and equity $3,074,133 $2,936,163 0 0 ck Shares outstanding end of period 37,841,943 Book value per share $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $-3,444 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 2,589 3,566 3,150 3,508 1,871 6,155 0 General and administrative 4,004 3,858 4,866 4,627 4,444 7,862 0 Share-based compensation 1,390 1,927 3,898 2,101 2,130 3,317 0 Investment management fees 4,881 4,781 4,825 4,522 3,993 9,662 0 Separation costs 0 0 0 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 186 622 0 Interest expense, including amortization 19,595 17,617 16,633 11,899 5,191 37,212 0 Depreciation and amortization 18,984 18,008 19,918 9,238 7,243 36,992 0 Finance-related expenses and write-off of loan costs 911 544 940 1,334 5,441 1,455 0 Impairment of real estate 440 219 171 341 1,233 659 0 Realized loss (gain) on sales of investments in real estate, net -,458 -,246 148 -,125 56 -,704 0 Realized gain on divestiture homes, net -1,101 782 0 0 0 -,319 0 Loss on derivative financial instruments, net 65 211 132 104 470 276 0 Income tax expense 199 225 -44 19 350 424 0 Net income attributable to non-controlling interests 98 121 79 13 83 219 0 check to NOI page QTD YTD Total NOI 48,419 51,969 45,795 31,085 20,575 ,100,388 0 0 0 Add (deduct) adjustments to get to total stabilized home portfolio NOI 0 NPL portfolio NOI components: 0 Realized gain on non-performing loans, net -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-14,486 0 Realized gain on loan conversions, net -6,123 -8,549 -6,994 -5,791 -6,483 ,-14,672 0 Mortgage loan servicing costs 9,586 9,995 11,020 7,918 5,139 19,581 0 Unrealized gain on non-performing loans, net ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-38,383 0 Deduct: Total NPL portfolio NOI ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-47,960 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 1,766 3,289 2,236 2,537 2,726 5,055 0 Add Total Non-stabilized portfolio NOI 1,766 3,289 2,236 2,537 2,726 5,055 0 0 Total stabilized portfolio NOI $30,907 $26,576 $22,181 $20,103 $14,959 $57,483 $0 $0 $0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $30,907 $26,576 $22,903 $20,103 $14,959 $57,483 $0 check to NOI page 0 0 $0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $46,677 $41,983 $37,097 $30,366 $23,602 $88,660 $0 Less Allowance for doubtful accounts -,229.60091323913264 -,708 -,645 -,870 -,614 -,938 0.3990867608673625 Total rental revenues $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $87,722 $0.39908676086633932 Stabilized portfolio NOI margin 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.65528601719067048 Check Balance $0 $28,801 Total Rental Homes Portfolio Obtained from Tri Long - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment Atlanta 2,509 48 2,557 0.95463433711380519 $,101,226.29641376612 $,131,087.46535784123 $335.19064892 1933.0782166601487 22.393038717246782 1992.6069612827532 $1,203.401435602953 $1,203.401435602953 29,861 ,131,087 ,101,226 #REF! $335.2 $29.86069999999998 $101.22630000000001 $131.08699999999999 South Florida 2,301 233 2,534 0.89936858721389112 $,139,002.83067482235 $,174,732.64466456161 442.7 1581.8606395578365 45.031570639305528 1969.9684293606945 $1,622.3531942003515 $1,622.3531942003515 35,730 ,174,733 ,139,003 #REF! $442.7 $35.730200000000025 $139.00279999999998 $174.733 Houston 1,538 61 1,599 0.94308943089430897 $,131,144.58370856775 $,149,831.86085678538 239.5811455099998 2029.5347091932458 26.49093183239529 1988.5090681676047 $1,537.2903253652062 $1,537.2903253652062 18,687 ,149,832 ,131,145 #REF! $239.6 $18.687399999999997 $131.1446 $149.83199999999999 Tampa 1,349 70 1,419 0.90909090909090906 $,104,278.8060606068 $,126,131.956941508 178.98124689999986 1457.1719520789288 40.181113460183269 1974.8188865398167 $1,263.2591388673393 $1,263.2591388673393 21,783 ,126,061 ,104,278 #REF! $179 $21.8 $104.27810000000001 $126.13200000000001 Dallas 1,311 91 1,402 0.91940085592011411 $,140,461.35123395151 $,161,959.56352353797 227.06730806000024 2132.9564907275321 20.074179743224022 1994.925820256776 $1,575.2348524844722 $1,575.2348524844722 21,498 ,161,959 ,140,461 #REF! $227.1 $21.49860000000001 $140.4614 $161.96 Denver 626 89 715 0.90069930069930071 $,200,979.58907692303 $,229,160.70693706267 163.8499054599998 1601.4321678321678 31.928671328671271 1983.0713286713287 $1,767.7161741835148 $1,767.7161741835148 28,181 ,229,161 ,200,980 #REF! $163.80000000000001 $28.181399999999996 $200.9796 $229.161 Chicago 654 60 714 0.90196078431372551 $,120,853.42096638647 $,150,190.40901960791 107.23595204000004 1574.3011204481793 37.906162464985982 1977.093837535014 $1,665.8466925465839 $1,665.8466925465839 29,377 ,150,230 ,120,853 #REF! $107.2 $29.336600000000004 $120.85339999999999 $150.19 Orlando 538 69 607 0.86985172981878089 $,115,203.99233937399 $,141,157.4938056012 85.682598739999932 1583.5172981878088 37.191103789126828 1977.8088962108732 $1,310.2907590132825 $1,310.2907590132825 25,958 ,141,162 ,115,204 #REF! $85.7 $25.953000000000017 $115.20399999999999 $141.15700000000001 Southern California 440 17 457 0.91903719912472648 $,240,908.22404814026 $,254,065.29792122537 116.10784114999998 1640.5295404814005 38.050328227571072 1976.9496717724289 $1,831.941582733813 $1,831.941582733813 13,157 ,254,065 ,240,908 #REF! $116.1 $13.156799999999976 $240.90820000000002 $254.065 Northern California 271 2 273 0.97069597069597069 $,214,385.34564102555 $,227,743.68695970683 62.174026539999964 1506.03663003663 45.505494505494426 1969.4945054945056 $1,729.9144318181814 $1,729.9144318181814 13,323 ,227,708 ,214,385 #REF! $62.2 $13.358699999999999 $214.3853 $227.744 Phoenix 244 0 244 0.98360655737704916 $,139,867.52475409844 $,158,648.43540983609 38.71021824000001 1536.5040983606557 40.127049180327958 1974.872950819672 $1,195.8157500000002 $1,195.8157500000002 18,781 ,158,649 ,139,868 #REF! $38.700000000000003 $18.780499999999989 $139.86750000000001 $158.648 Las Vegas 41 0 41 0.95121951219512191 $,155,992.54487804876 $,167,626.55780487802 6.8726888699999984 1964.560975609756 28.268292682926813 1986.7317073170732 $1,283.8612820512819 $1,283.8612820512819 11,634 ,167,627 ,155,993 #REF! $6.9 $11.634500000000003 $155.99250000000001 $167.62700000000001 Total/Average 11,822 740 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020099986 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 $1,473.9904856970031 26114.377347318557 2,072,274 1,804,304 #REF! $2,004.2 $267.97839999999997 $1,804.3037000000002 $2,072.3359999999998 239.2 2011 1771.8 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Stabilized(5) 11,822 0.96608018947724583 $,131,988.45301302712 $,158,081.405157334 $1,868.8383717700026 1758.6831063361815 32.716291659617582 1982.2837083403824 $1,471.6824316508948 Non-stabilized(5) 740 0.22432432432432434 $,154,544.7591081085 $,182,956.39221621651 135.38773024000022 1770.6662162162163 34.254054054053995 1980.745945945946 $1,639.6477987421383 Total/Average 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020100027 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain on non-performing loans, net 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 48,419 ,100,388 Difference $0 $0 bad debt expense as a % of revenue .5% 1.6% Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of June 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 ,404,730 0 0 0 ,404,730 2017 0 0 0 0 ,172,500 ,172,500 2018 ,629,558 0 0 0 0 ,629,558 2019 0 0 0 ,230,000 0 ,230,000 2,787,183.56568 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70529943711131071 Total $,629,558 $,404,730 $,529,011 $0 $,230,000 $0 $,172,500 $1,965,799 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 629558 404730 529011 230000 172500 1965799 Weighted average coupon rate 3.1365999999999998E-2 3.1865999999999998E-2 2.5465999999999999E-2 0.03 4.4999999999999998E-2 3.0917777724986124E-2 Weighted average remaining maturity in years 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 2.9698631391312618 Market equity Security Shares Price Value Common shares 37,841,943 $23.76 $,899,124.56568000012 NAV(3) 37,841,943 $33.11 $1,252,793 Debt Metrics Total debt to total gross assets(4)(5) 0.62152292580617863 Net debt to total estimated fair value of assets(4)(5) 0.61296338727464239 $1,108,334 As of date 42185 42185 42185 42185 42185 maturity 43134 42624 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 0 Total Assets per BS $3,074,133 $0 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,885,815 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,939,246 Net debt less Cert $1,859,262 Syndication 41803 Feb. 5 2018 $,441,239,371.75 1 Accum Deprec. $,-72,572 NAV less Cert $3,033,235 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $0 Net debt to NAV 0.61296338727464239 NPL Debt $41,709 $,454,248,912 3 Total Assets $3,074,133 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,120,152 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.62152292580617863 $1,939,246 $3,146,705 0.61627829745718143 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Acquisitions (SFRs and NPLs) Obtained from Tri Long - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs) FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 132 1598.189393939394 $,159,185.42537878786 $35,483.609090909158 $,194,669.3446969701 $25.7 $1,746.984848484848 ,152,561 $34,347 ,186,908 -7,761.344696970133 Denver 77 1659.4285714285713 $,226,319.93818181817 $24,742.204805194837 $,251,062.14298701301 19.3 $1,839.7142857142858 ,168,246 $16,428 ,184,674 ,-66,388.142987013009 Tampa 70 1510.5 $,127,308.26928571425 $24,607.410999999964 $,151,915.68028571422 10.6 $1,411.1 ,118,353 $20,916 ,139,269 ,-12,646.680285714217 Dallas 59 2184.7796610169494 $,163,964.43423728805 $9,994.9418644068646 $,173,959.37610169491 10.3 $1,643.4237288135594 ,220,142 $15,942 ,236,084 62,124.623898305086 Chicago 55 1741.6363636363637 $,133,929.66436363637 $28,274.536727272673 $,162,204.20109090905 8.9 $1,702.181818181818 ,146,154 $18,436 ,164,590 2,385.7989090909541 Orlando 54 1558.2777777777778 $,117,464.69277777776 $31,274.648333333374 $,148,739.34111111113 8 $1,341.4074074074074 ,114,305 $30,112 ,144,417 -4,322.3411111111345 Houston 34 1924.4411764705883 $,147,896.27117647059 $17,938.853823529411 $,165,835.125 5.6 $1,669.5882352941176 ,121,892 $25,136 ,147,028 ,-18,807.125 Atlanta 28 2462.3571428571427 $,187,354.47071428571 $24,112.665000000008 $,211,467.13571428572 5.9 $1,678.3214285714287 ,160,846 $14,224 ,175,070 ,-36,397.135714285716 Southern California 7 1711.2857142857142 $,353,846.19285714289 $30,377.350000000035 $,384,223.54285714292 2.7 $2,660.4285714285716 ,302,809 $23,671 ,326,480 ,-57,743.542857142922 Total/Avg SFR Acquisitions 516 1743.5406976744187 $,161,792.90418604671 $26,439.639806201361 $,188,232.54399224807 $97.000000000000014 $1,659.5174418604652 ,161,793 $26,440 ,188,233 0.45600775192724541 Total NPLs Converted to SFRs(4) 20 1842.15 $,144,752.31 $19,230.202000000048 $,163,982.51200000005 3.3 $1,474.6470588235295 Total/Avg 536 1747.2201492537313 $,161,157.6111940322 $26,170.630932835658 $,187,327.69205223888 $100.30000000000001 $1,653.6210131332082 Support Slide Abt Sway pg. 1, 2014 SFR gross Yield $19,914.20930232558 Annualized Estimated Average Rent per Home $97,000.15 Aggregate Investment above 0.20530112682809873 SFR Gross Yield Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,185 $42,185 (unaudited) (unaudited) Total revenues $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-3,444 Core FFO(1) $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 11822 10970 9754 Non-stabilized homes(3) 740 1247 1663 Total Homes(4) 12562 12217 11417 Leased Percentages Stabilized homes 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio(4) 0.92238497054609137 0.89121715642138 0.83793173921929276 Starwood Waypoint Residential Trust Period Ending 6/30/15 NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,174 Loans converted to real estate -,486 Loan liquidations and other basis reductions -85 Loan Count as of June 30, 2015 3,644 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 15 Gain on sales of previously depreciated investments in real estate -,245.69383999999994 -,253 -27 Non-controlling interests 121 79 13 Subtotal - NAREIT FFO 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,927 3,898 2,101 Separation costs 0 0 0 Acquisition fees and other expenses 363 637 217 Write-off of loan costs 0 0 0 Loss on derivative financial instruments, net 111 132 104 Amortization of derivative financial instruments cost 0 -90 -81 Severance expense 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,184 1,998 1,048 Core FFO $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 Recurring capital expenditures 0 0 0 Acquisition costs 0 0 0 Other non-property related depreciation and amortization 0 0 0 Stock-based compensation expense 0 0 0 AFFO $22,461.30616 $16,761 $6,270 Core FFO per share $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 37,821,364 38,613,270 39,079,365 Q2 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 2,589 1,871 General and administrative 4,004 4,444 Share-based compensation 1,390 2,130 Investment management fees 4,881 3,993 Separation costs 0 0 Acquisition fees and other expenses 259 186 Interest expense, including amortization 19,595 5,191 Depreciation and amortization 18,984 7,243 Finance-related expenses and write-off of loan costs 911 5,441 Impairment of real estate 440 1,233 Realized loss (gain) on sales of investments in real estate, net -,458 56 Realized gain on divestiture homes, net -1,101 0 Loss on derivative financial instruments, net 65 470 Income tax expense 199 350 Net income attributable to non-controlling interests 98 83 Total NOI 48,419 20,575 Deduct: Total NPL portfolio NOI ,-19,278 -8,342 Total SFR portfolio NOI 29,141 12,233 Deduct: Non-2Q 2014 same store NOI 18,732 1,959 Same store NOI from homes stabilized prior to 2Q 2014 10,409 10,274 Deduct: Non-1Q 2014 same store NOI 6,113 6,334 Same store NOI from homes stabilized prior to 1Q 2014 4,296 3,940 From Abu's same store workpaper - see support below: Stabilized Prior to 2Q 2014 Stabilized Prior to 1Q 2014 From ABU - Same Store Workpaper - Q2 P:\Financial Reporting\Abu Non-Performing Loan Portfolio Data received form Prime (Contact Jeff Whorton) Total Loan Home Purchase Price Total UPB (3) Total BPO(3) Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 674 727 $86.638026959999934 $160.25578806999985 $143.99724003999998 0.54062338716999336 0.60166449673572475 1.2882879335957085 Illinois 343 370 44.887076109999967 71.56773335000004 68.582644999999999 0.62719711815492252 0.65449613542901364 1.3256906275825335 California 294 296 88.311604929999959 118.61164395 139.93326999999999 0.7445441441417604 0.6310979864188121 0.95868375244172943 New York 209 212 43.862047169999975 68.648038060000005 80.393022000000002 0.63894101578931517 0.54559520315084031 1.0347544622103328 Arizona 160 187 15.205403510000004 25.136570329999994 21.113399999999999 0.60491162121081643 0.72017787329373784 2.0959590448707126 Wisconsin 158 167 13.025531840000001 17.982250160000003 20.422550000000001 0.72435494579950832 0.63780144203343858 1.1233099499095993 Indiana 155 161 11.076065950000004 15.112299879999998 16.37687 0.73291729504774794 0.67632373890737385 1.1594420418107931 Maryland 145 150 28.392923210000014 41.940860920000006 35.693199999999997 0.676975211933728 0.79547149625138724 1.4056774131520449 New Jersey 145 144 22.899024010000002 37.660787069999991 37.142395 0.60803360183199717 0.61651985581435986 1.2410897587714398 Pennsylvania 114 121 11.043847530000006 16.469702270000006 15.879899999999999 0.67055538399845049 0.69546077305272747 1.235603872946867 Georgia 93 100 10.138313269999998 15.807110560000003 14.981350000000001 0.64137675456354848 0.67672895099573782 1.1955475476067292 Other 1,154 1,175 140.16252711000016 198.19937078000009 203.899698 0.70717947568854578 0.6874091942500089 1.147988481154913 Totals 3,644 3,810 $515.64239159999988 $787.39215539999987 $798.41554004 0.6548736713512856 0.6458321083957943 1.2051915879823913 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,424 2,554 $349.38805905999959 $553.28290492000087 $532.03958503999991 0.63144844775730558 0.65660163056050713 1.2674552250399957 Performing 846 811 116.2150023099998 161.61711312000031 192.55931899999999 0.71907609328295863 0.60352832007055346 1.0032578780246222 Delinquent 374 724 50.01433022999997 72.542137359999998 73.766636000000005 0.68945211776428927 0.67800746979976101 1.1802357537437018 #REF! #REF! #REF! Total/Average 3,644 4,089 $515.61739159999934 $787.44215540000118 $798.36554003999981 0.65500000000000003 0.64600000000000002 1.2051915879823913 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") FOR ACQUISITION SLIDE Non-Performing Loans: Total Purchase Purchase Weighted Number of Purchase Price Total UPB Total BPO Price as % Price as % Average Loans ($ in millions) ($ in millions) ($ in millions) of UPB of BPO LTV 1,441 $117 $189.4 $171.6 0.61799999999999999 0.68200000000000005 1.141 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-21 Stabilized & 180 Day Schedules Obtained from Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) Atlanta 2,557 2,509 0.96731765643682743 $1,203.5456202632627 2,490 0.96144578313253015 $1,196.4106524466749 South Florida 2,534 2,301 0.96697088222511951 $1,620.7982043478262 2,212 0.95343580470162748 $1,614.7412766967252 Houston 1,599 1,538 0.96228868660598177 $1,537.7937695312503 1,493 0.95713328868050906 $1,531.8670147161881 Tampa 1,419 1,349 0.95107487027427728 $1,263.946609792285 1,240 0.94516129032258067 $1,254.5354654141763 Dallas 1,402 1,311 0.97559115179252476 $1,571.4624580152674 1,213 0.94723825226710634 $1,559.7443292682931 Denver 715 626 0.99041533546325877 $1,764.7688000000001 561 0.98752228163992872 $1,757.207956600361 Chicago 714 654 0.96636085626911317 $1,664.5738073394496 604 0.95695364238410596 $1,663.679411764704 Orlando 607 538 0.95724907063197029 $1,304.1714312267654 483 0.95238095238095233 $1,304.970065217391 Southern California 457 440 0.94772727272727275 $1,828.6051025056947 426 0.93427230046948362 $1,816.6842317380354 Northern California 273 271 0.97416974169741699 $1,725.9793726937264 254 0.98425196850393704 $1,752.2536399999995 Phoenix 244 244 0.98360655737704916 $1,197.5769672131148 244 0.98360655737704916 $1,195.8157500000002 Las Vegas 41 41 0.95121951219512191 $1,296.875609756097 41 0.95121951219512191 $1,283.8612820512819 Total/Average 12,562 11,822 0.96608018947724583 $1,471.1499398967258 11,261 0.95657579255838732 $1,462.5057996468743 Starwood Waypoint Residential Trust Period Ending 6/30/15 Homes not intend to hold for the long term Home Count as of March 31, 2015 1,151 SFR homes sold -,125 Prime REOs sold -,206 Additional SFR held for sale 207 Additional Prime Non-rentals 176 Additional Prime Rentals 2 Home Count as of June 30, 2015(1) 1,205 1205 Check 0 Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 42078 (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 98 83 219 73 121 Subtotal - NAREIT FFO 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 2,130 3,317 2,459 1,927 Separation costs 0 0 0 3,543 0 Acquisition fees and other expenses 259 186 622 447 363 Write-off of loan costs 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -50 -,200 -50 -,100 Severance expense 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,259 0 4,443 0 2,184 Core FFO(1) $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 Acquisition costs 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 AFFO $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Same Store Growth Q2 15 This comes from Abu and his supporting Files. Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q2 2015 vs. Q2 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,677 -1.2% -0.16667958397116645 9.3% 2Q 2014 4,057 -2.7% -8.9% 1.3% Y/Y % Increase SS2014 - 1677 SS2Q14 - 4057 Net Operating Income 9.3% 1.3% Revenue -1.2% -2.7% Expenses -0.16667958397116645 -8.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 (unaudited) (unaudited) Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 Other property revenues 1,539 890 2833 1,369 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 Total revenues 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 10,195 7,791 21,520 13,823 Real estate taxes and insurance 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 2,589 1,871 6,155 4,286 General and administrative 4,004 4,444 7,862 9,814 Share-based compensation 1,390 2,130 3,317 2,459 Investment management fees 4,881 3,993 9,662 6,750 Separation costs 0 0 0 3,543 Acquisition fees and other expenses 259 186 622 447 Interest expense, including amortization 19,595 5,191 37,212 6,691 Depreciation and amortization 18,984 7,243 36,992 12,716 Finance-related expenses and write-off of loan costs 911 5,441 1,455 5,441 Impairment of real estate 440 1,233 659 2,067 Total expenses 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net loss -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Provided by John Christie Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change South Florida 125 2.8% 110 4.4% 170 2.9% 405 3.3% Atlanta 139 3.5% 164 3.6% 92 2.8% 395 3.4% Houston 152 1.2% 74 2.7% 60 2.9% 286 1.9% Tampa 101 3.3% 75 6.6% 78 3.1% 254 4.2% Dallas 54 .8% 78 3.8% 65 2.8% 197 2.6% Chicago 24 1.2% 26 2.3% 44 0.03 94 2.3% Phoenix 28 .8% 21 1.9% 28 1.8% 77 1.5% Denver 39 1.7% 20 0.03 11 0.03 70 2.3% Northern California 21 .8% 15 3.6% 25 2.9% 61 2.3% Orlando 20 2.2% 17 1.8% 23 2.8% 60 2.3% Southern California 21 .7% 20 2.9% 19 2.9% 60 2.1% Las Vegas 3 0.0% 1 -0.03 0 n.a. 4 -0.8% Total/Average 727 2.2% 621 3.7% 615 2.9% 1,963 2.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Separation costs 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Acquisition fees and other expenses 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Interest expense, including amortization 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Depreciation and amortization 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Finance-related expenses and write-off of loan costs 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Impairment of real estate 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 81,714 1.7506266469567453 49,130 2.0816032539615286 ,162,582 1.8337694563501015 85,669 2.2926378890464849 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized loss on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net income (loss) -3,339 ,-12,033 -3,225 ,-27,351 Net (income) loss attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Net Asset Value Calculation $42,185 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,205,017 $58.27 ok Less accumulated depreciation ,-72,572 -1.92 ok Add real estate held for sale, net 94,293 2.4900000000000002 ok Investments in real estate, net 2,226,738 58.84 ok Add increase in estimated fair value of investments in real estate ,393,221 10.39 ok Less estimated renovation reserve(1) -,229,296 -6.06 ok Estimated SFR Value 2,390,663 63.17 ok Non-performing loans 79,538 2.1 ok Non-performing loans held for sale 87,509 2.31 ok Non-performing loans (fair value option) ,412,503 10.9 ok Add increase in estimated fair value of non-performing loans 63,022 1.67 ok Estimated NPL Value ,642,572 16.98 ok Estimated SFR & NPL Value $3,033,235 $80.150000000000006 ok $80.155371514618039 Total shareholders' equity $1,060,554 $28.03 ok Less unamortized debt discount on convertible senior notes ,-34,708 -0.92 ok Less investments in real estate, net -2,226,738 -58.84 ok Less non-performing loans ,-79,538 -2.1 ok Less: non-performing loans held for sale ,-87,509 -2.31 ok Less non-performing loans (fair value option) -,412,503 -10.9 ok Add estimated SFR & NPL value 3,033,235 80.150000000000006 ok Estimated NAV $1,252,793 $33.11 ok $33.105937504318952 $33.11 Number of Shares 37,841,943 (1) Renovation reserve includes remaining capital expenditures for non-stabilized homes and average turn 2 cost for stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,205,017 Add: real estate held for sale, net 94,293 Adjusted investments in real estate (excl. depreciation) 2,299,310 Add: increase in estimated fair value of investments in real estate 91,353 Estimated SFR Value (Fair Value) 2,390,663 Non-performing loans 79,538 Non-performing loans held for sale 87,509 Non-performing loans (fair value option) ,412,503 Add: increase in estimated fair value of non-performing loans 63,022 Estimated NPL Value (Fair Value) ,642,572 Estimated SFR & NPL Value (Fair Value) 3,033,235 Resident and other receivables, net 23,620 Cash and cash equivalents 79,984 Restricted cash 87,247 Deferred leasing costs 29,605 Asset-backed securitization costs, net 26,553 Other Assets 20,836 Total Assets at fair value $3,301,080 Liabilities Senior SFR facility $,629,558 Master repurchase agreement ,404,730 Asset-backed securitization ,527,043 Convertible senior notes, net ,367,792 Add: unamortized debt discount on convertible senior notes 34,708 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 60,121 Resident security deposits and prepaid rent 22,091 Total liabilities at fair value $2,046,043 Less: Non-controlling interests -2,244 Estimated NAV at fair value $1,252,793 Number of Shares 37,841,943 Estimated NAV $33.105940128862315 -4.0598711376844676E-3 m Check to NAV calculation 0 m Investments in real estate, net 2,226,738 Add back: accumulated depreciation 72,572 Investments in real estate properties, gross 2,299,310 Adjusted fair value as of 6/30/2015 2,390,663 Increase in estimated fair value of investments in real estate 91,353 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $,-50,722,880 $,-50,723 Condition Adjustment for Stabilized Properties B -,172,530,950 -,172,531 Remaining Construction Costs for Non- Stabilized homes C -6,041,600 -6,042 Total estimated reserves at 6/30/2015 $-,229,295,430 $-,229,296 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 6/30/15 (on 12,666 homes (not Units)) D 2,247,278 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 From Allen Fair value on homes excluded from valuation (Prime REO) E ,143,385 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\REO Schedule June 30 2015 -Prime From Dennis/Prime Adjusted fair value as of 6/30/15 2,390,663 Add: increase in estimated fair value of investments in real estate -,229,296 Per above Investments in real estate 2,226,738 Per above Fair value adjustment ,393,221 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201502. Q2 2015\Fair Value Q2 2015 Book basis ,579,550 Fair value ,642,572 Fair value adjustment F 63,022 DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 49 $,165,582.41571428569 $8,113,538.3699999982 $8,824,263.5800000001 $,710,725.21000000183 $0 $,710,725.21000000183 Other REO Divestitures(2) 80 ,236,992.26712500001 18,959,381.370000001 18,403,054 -,556,327.37000000104 -,556,327.37000000104 0 NPL REO 213 ,132,243.45403755872 28,167,855.710000008 28,054,423.609999999 -,113,432.10000000894 -,113,432.10000000894 0 Total 342 $,161,522.73523391812 $55,240,775.450000003 $55,281,741.189999998 $40,965.739999991842 $-,669,759.47000000998 $,710,725.21000000183 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,185 $42,004 (unaudited) ASSETS Investments in real estate Land $,389,320 $,359,889 Building and improvements 1,815,697 1,619,622 Development costs Total investment in properties 2,205,017 1,979,511 Less accumulated depreciation ,-72,572 ,-41,563 Investment in real estate properties, net 2,132,445 1,937,948 Real estate held for sale, net 94,293 32,102 Total investments in real estate, net 2,226,738 1,970,050 Non-performing loans 79,538 ,125,488 Non-performing loans held for sale 87,509 26,911 Non-performing loans (fair value option) ,412,503 ,491,790 Resident and other receivables, net 23,620 17,270 Cash and cash equivalents 79,984 ,175,198 Restricted cash 87,247 50,749 Deferred financing costs, net 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 Other assets 20,836 17,994 Total assets $3,074,133 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,629,558 $,441,239 Master repurchase agreement ,404,730 ,454,249 Asset-backed securitization, net ,527,043 ,526,816 Convertible senior notes, net ,367,792 ,363,110 Accounts payable and accrued expenses 60,121 52,457 Resident security deposits and prepaid rent 22,091 17,857 Total liabilities 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 381 378 Additional paid-in capital 1,128,334 1,133,239 Accumulated deficit ,-67,999 ,-53,723 Accumulated other comprehensive loss -,162 -70 Total Starwood Waypoint Residential Trust equity 1,060,554 1,079,824 Non-controlling interests 2,244 611 Total equity 1,062,798 1,080,435 Total liabilities and equity $3,074,133 $2,936,163 0 0 ck Shares outstanding end of period 37,841,943 Book value per share $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $-3,444 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 2,589 3,566 3,150 3,508 1,871 6,155 0 General and administrative 4,004 3,858 4,866 4,627 4,444 7,862 0 Share-based compensation 1,390 1,927 3,898 2,101 2,130 3,317 0 Investment management fees 4,881 4,781 4,825 4,522 3,993 9,662 0 Separation costs 0 0 0 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 186 622 0 Interest expense, including amortization 19,595 17,617 16,633 11,899 5,191 37,212 0 Depreciation and amortization 18,984 18,008 19,918 9,238 7,243 36,992 0 Finance-related expenses and write-off of loan costs 911 544 940 1,334 5,441 1,455 0 Impairment of real estate 440 219 171 341 1,233 659 0 Realized loss (gain) on sales of investments in real estate, net -,458 -,246 148 -,125 56 -,704 0 Realized gain on divestiture homes, net -1,101 782 0 0 0 -,319 0 Loss on derivative financial instruments, net 65 211 132 104 470 276 0 Income tax expense 199 225 -44 19 350 424 0 Net income attributable to non-controlling interests 98 121 79 13 83 219 0 check to NOI page QTD YTD Total NOI 48,419 51,969 45,795 31,085 20,575 ,100,388 0 0 0 Add (deduct) adjustments to get to total stabilized home portfolio NOI 0 NPL portfolio NOI components: 0 Realized gain on non-performing loans, net -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-14,486 0 Realized gain on loan conversions, net -6,123 -8,549 -6,994 -5,791 -6,483 ,-14,672 0 Mortgage loan servicing costs 9,586 9,995 11,020 7,918 5,139 19,581 0 Unrealized gain on non-performing loans, net ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-38,383 0 Deduct: Total NPL portfolio NOI ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-47,960 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 1,766 3,289 2,236 2,537 2,726 5,055 0 Add Total Non-stabilized portfolio NOI 1,766 3,289 2,236 2,537 2,726 5,055 0 0 Total stabilized portfolio NOI $30,907 $26,576 $22,181 $20,103 $14,959 $57,483 $0 $0 $0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $30,907 $26,576 $22,903 $20,103 $14,959 $57,483 $0 check to NOI page 0 0 $0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $46,677 $41,983 $37,097 $30,366 $23,602 $88,660 $0 Less Allowance for doubtful accounts -,229.60091323913264 -,708 -,645 -,870 -,614 -,938 0.3990867608673625 Total rental revenues $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $87,722 $0.39908676086633932 Stabilized portfolio NOI margin 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.65528601719067048 Check Balance $0 $28,801 Total Rental Homes Portfolio Obtained from Tri Long - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment Atlanta 2,509 48 2,557 0.95463433711380519 $,101,226.29641376612 $,131,087.46535784123 $335.19064892 1933.0782166601487 22.393038717246782 1992.6069612827532 $1,203.401435602953 $1,203.401435602953 29,861 ,131,087 ,101,226 #REF! $335.2 $29.86069999999998 $101.22630000000001 $131.08699999999999 South Florida 2,301 233 2,534 0.89936858721389112 $,139,002.83067482235 $,174,732.64466456161 442.7 1581.8606395578365 45.031570639305528 1969.9684293606945 $1,622.3531942003515 $1,622.3531942003515 35,730 ,174,733 ,139,003 #REF! $442.7 $35.730200000000025 $139.00279999999998 $174.733 Houston 1,538 61 1,599 0.94308943089430897 $,131,144.58370856775 $,149,831.86085678538 239.5811455099998 2029.5347091932458 26.49093183239529 1988.5090681676047 $1,537.2903253652062 $1,537.2903253652062 18,687 ,149,832 ,131,145 #REF! $239.6 $18.687399999999997 $131.1446 $149.83199999999999 Tampa 1,349 70 1,419 0.90909090909090906 $,104,278.8060606068 $,126,131.956941508 178.98124689999986 1457.1719520789288 40.181113460183269 1974.8188865398167 $1,263.2591388673393 $1,263.2591388673393 21,783 ,126,061 ,104,278 #REF! $179 $21.8 $104.27810000000001 $126.13200000000001 Dallas 1,311 91 1,402 0.91940085592011411 $,140,461.35123395151 $,161,959.56352353797 227.06730806000024 2132.9564907275321 20.074179743224022 1994.925820256776 $1,575.2348524844722 $1,575.2348524844722 21,498 ,161,959 ,140,461 #REF! $227.1 $21.49860000000001 $140.4614 $161.96 Denver 626 89 715 0.90069930069930071 $,200,979.58907692303 $,229,160.70693706267 163.8499054599998 1601.4321678321678 31.928671328671271 1983.0713286713287 $1,767.7161741835148 $1,767.7161741835148 28,181 ,229,161 ,200,980 #REF! $163.80000000000001 $28.181399999999996 $200.9796 $229.161 Chicago 654 60 714 0.90196078431372551 $,120,853.42096638647 $,150,190.40901960791 107.23595204000004 1574.3011204481793 37.906162464985982 1977.093837535014 $1,665.8466925465839 $1,665.8466925465839 29,377 ,150,230 ,120,853 #REF! $107.2 $29.336600000000004 $120.85339999999999 $150.19 Orlando 538 69 607 0.86985172981878089 $,115,203.99233937399 $,141,157.4938056012 85.682598739999932 1583.5172981878088 37.191103789126828 1977.8088962108732 $1,310.2907590132825 $1,310.2907590132825 25,958 ,141,162 ,115,204 #REF! $85.7 $25.953000000000017 $115.20399999999999 $141.15700000000001 Southern California 440 17 457 0.91903719912472648 $,240,908.22404814026 $,254,065.29792122537 116.10784114999998 1640.5295404814005 38.050328227571072 1976.9496717724289 $1,831.941582733813 $1,831.941582733813 13,157 ,254,065 ,240,908 #REF! $116.1 $13.156799999999976 $240.90820000000002 $254.065 Northern California 271 2 273 0.97069597069597069 $,214,385.34564102555 $,227,743.68695970683 62.174026539999964 1506.03663003663 45.505494505494426 1969.4945054945056 $1,729.9144318181814 $1,729.9144318181814 13,323 ,227,708 ,214,385 #REF! $62.2 $13.358699999999999 $214.3853 $227.744 Phoenix 244 0 244 0.98360655737704916 $,139,867.52475409844 $,158,648.43540983609 38.71021824000001 1536.5040983606557 40.127049180327958 1974.872950819672 $1,195.8157500000002 $1,195.8157500000002 18,781 ,158,649 ,139,868 #REF! $38.700000000000003 $18.780499999999989 $139.86750000000001 $158.648 Las Vegas 41 0 41 0.95121951219512191 $,155,992.54487804876 $,167,626.55780487802 6.8726888699999984 1964.560975609756 28.268292682926813 1986.7317073170732 $1,283.8612820512819 $1,283.8612820512819 11,634 ,167,627 ,155,993 #REF! $6.9 $11.634500000000003 $155.99250000000001 $167.62700000000001 Total/Average 11,822 740 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020099986 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 $1,473.9904856970031 26114.377347318557 2,072,274 1,804,304 #REF! $2,004.2 $267.97839999999997 $1,804.3037000000002 $2,072.3359999999998 239.2 2011 1771.8 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Stabilized(5) 11,822 0.96608018947724583 $,131,988.45301302712 $,158,081.405157334 $1,868.8383717700026 1758.6831063361815 32.716291659617582 1982.2837083403824 $1,471.6824316508948 Non-stabilized(5) 740 0.22432432432432434 $,154,544.7591081085 $,182,956.39221621651 135.38773024000022 1770.6662162162163 34.254054054053995 1980.745945945946 $1,639.6477987421383 Total/Average 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020100027 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE

20 Definitions and Reconciliations (cont’d) Same Store Properties. We define Same Store Properties as homes stabilized at January 1, 2014 and held in operations throughout the full periods in both 2014 and 2015.  Same Store Properties exclude homes that have been disposed or transitioned to the development period for significant renovation.  We believe same store growth is a useful measure of performance because the population of properties in this analysis is consistent from period to period, thereby eliminating the effects of changes in the composition of the portfolio. Refer below for a reconciliation of net loss attributable to Starwood Waypoint Residential Trust shareholders to Same Store NOI. NPL Roll-forward. We hold our NPLs within a condensed consolidated subsidiary that we established with our joint venture, Prime. We hold a controlling interest in the subsidiary and, as such, have power to direct its significant activities while Prime manages the subsidiary’s day-to-day operations. Should this subsidiary realize future returns in excess of specific thresholds, Prime may receive incremental incentive distributions in excess of their ownership interest. The following table summarizes transactions for our NPLs for the six months ended June 30, 2015: Net Debt. We define net debt as total debt outstanding less cash and cash equivalents and asset- backed securitization certificates. Stabilized and Non-Stabilized Home Portfolio. We define the stabilized home portfolio to include homes from the first day of initial occupancy or subsequent occupancy after a renovation. All other homes are considered non-stabilized. Homes are considered stabilized even after subsequent resident turnover. However, homes may be removed from the stabilized home portfolio and placed in the non-stabilized home portfolio due to renovation during the home lifecycle. Total Debt. We define total debt as total debt maturities excluding asset-backed securitization certificates. Total NOI, Total NPL NOI, Total Non-Stabilized Portfolio NOI and Total Stabilized Portfolio NOI. We define Total NOI as total revenues less property operating and maintenance expenses and  real estate taxes and insurance expenses (“property operating expenses”) and mortgage loan servicing costs. We define Total NPL Portfolio NOI as gains on NPLs, net and gains on loan conversions, net less mortgage loan servicing costs. We define Total Non-Stabilized Portfolio NOI as total revenues on the non-stabilized portfolio less property operating expenses on the non-stabilized portfolio. We define Total Stabilized Portfolio NOI as total revenues on the stabilized portfolio less property operating expenses on the stabilized portfolio. We consider these NOI measures to be appropriate supplemental measures of operating performance to net income attributable to common shareholders because they reflect the operating performance of our homes without allocation of corporate level overhead or general and administrative costs and reflect the operations of the segments and sub-segments of our business. Refer to the table on the right for a reconciliation of net loss attributable to common shareholders to these NOI measures. These NOI measures and Same Store NOI should not be considered alternatives to net loss or net cash flows from operating activities, as determined in accordance with GAAP, as indications of our performance or as measures of liquidity. Although we use these non-GAAP measures for comparability in assessing their performance against other REITs, not all REITs compute the same non-GAAP measures. Accordingly, there can be no assurance that our basis for computing these non-GAAP measures are comparable with that of other REITs. NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain on non-performing loans, net 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 48,419 ,100,388 Difference $0 $0 bad debt expense as a % of revenue .5% 1.6% Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of June 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 ,404,730 0 0 0 ,404,730 2017 0 0 0 0 ,172,500 ,172,500 2018 ,629,558 0 0 0 0 ,629,558 2019 0 0 0 ,230,000 0 ,230,000 2,787,183.56568 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70529943711131071 Total $,629,558 $,404,730 $,529,011 $0 $,230,000 $0 $,172,500 $1,965,799 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 629558 404730 529011 230000 172500 1965799 Weighted average coupon rate 3.1365999999999998E-2 3.1865999999999998E-2 2.5465999999999999E-2 0.03 4.4999999999999998E-2 3.0917777724986124E-2 Weighted average remaining maturity in years 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 2.9698631391312618 Market equity Security Shares Price Value Common shares 37,841,943 $23.76 $,899,124.56568000012 NAV(3) 37,841,943 $33.11 $1,252,793 Debt Metrics Total debt to total gross assets(4)(5) 0.62152292580617863 Net debt to total estimated fair value of assets(4)(5) 0.61296338727464239 $1,108,334 As of date 42185 42185 42185 42185 42185 maturity 43134 42624 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 0 Total Assets per BS $3,074,133 $0 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,885,815 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,939,246 Net debt less Cert $1,859,262 Syndication 41803 Feb. 5 2018 $,441,239,371.75 1 Accum Deprec. $,-72,572 NAV less Cert $3,033,235 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $0 Net debt to NAV 0.61296338727464239 NPL Debt $41,709 $,454,248,912 3 Total Assets $3,074,133 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,120,152 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.62152292580617863 $1,939,246 $3,146,705 0.61627829745718143 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Acquisitions (SFRs and NPLs) Obtained from Tri Long - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs) FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 132 1598.189393939394 $,159,185.42537878786 $35,483.609090909158 $,194,669.3446969701 $25.7 $1,746.984848484848 ,152,561 $34,347 ,186,908 -7,761.344696970133 Denver 77 1659.4285714285713 $,226,319.93818181817 $24,742.204805194837 $,251,062.14298701301 19.3 $1,839.7142857142858 ,168,246 $16,428 ,184,674 ,-66,388.142987013009 Tampa 70 1510.5 $,127,308.26928571425 $24,607.410999999964 $,151,915.68028571422 10.6 $1,411.1 ,118,353 $20,916 ,139,269 ,-12,646.680285714217 Dallas 59 2184.7796610169494 $,163,964.43423728805 $9,994.9418644068646 $,173,959.37610169491 10.3 $1,643.4237288135594 ,220,142 $15,942 ,236,084 62,124.623898305086 Chicago 55 1741.6363636363637 $,133,929.66436363637 $28,274.536727272673 $,162,204.20109090905 8.9 $1,702.181818181818 ,146,154 $18,436 ,164,590 2,385.7989090909541 Orlando 54 1558.2777777777778 $,117,464.69277777776 $31,274.648333333374 $,148,739.34111111113 8 $1,341.4074074074074 ,114,305 $30,112 ,144,417 -4,322.3411111111345 Houston 34 1924.4411764705883 $,147,896.27117647059 $17,938.853823529411 $,165,835.125 5.6 $1,669.5882352941176 ,121,892 $25,136 ,147,028 ,-18,807.125 Atlanta 28 2462.3571428571427 $,187,354.47071428571 $24,112.665000000008 $,211,467.13571428572 5.9 $1,678.3214285714287 ,160,846 $14,224 ,175,070 ,-36,397.135714285716 Southern California 7 1711.2857142857142 $,353,846.19285714289 $30,377.350000000035 $,384,223.54285714292 2.7 $2,660.4285714285716 ,302,809 $23,671 ,326,480 ,-57,743.542857142922 Total/Avg SFR Acquisitions 516 1743.5406976744187 $,161,792.90418604671 $26,439.639806201361 $,188,232.54399224807 $97.000000000000014 $1,659.5174418604652 ,161,793 $26,440 ,188,233 0.45600775192724541 Total NPLs Converted to SFRs(4) 20 1842.15 $,144,752.31 $19,230.202000000048 $,163,982.51200000005 3.3 $1,474.6470588235295 Total/Avg 536 1747.2201492537313 $,161,157.6111940322 $26,170.630932835658 $,187,327.69205223888 $100.30000000000001 $1,653.6210131332082 Support Slide Abt Sway pg. 1, 2014 SFR gross Yield $19,914.20930232558 Annualized Estimated Average Rent per Home $97,000.15 Aggregate Investment above 0.20530112682809873 SFR Gross Yield Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,185 $42,185 (unaudited) (unaudited) Total revenues $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-3,444 Core FFO(1) $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 11822 10970 9754 Non-stabilized homes(3) 740 1247 1663 Total Homes(4) 12562 12217 11417 Leased Percentages Stabilized homes 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio(4) 0.92238497054609137 0.89121715642138 0.83793173921929276 Starwood Waypoint Residential Trust Period Ending 6/30/15 NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,174 Loans converted to real estate -,486 Loan liquidations and other basis reductions -85 Loan Count as of June 30, 2015 3,644 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 15 Gain on sales of previously depreciated investments in real estate -,245.69383999999994 -,253 -27 Non-controlling interests 121 79 13 Subtotal - NAREIT FFO 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,927 3,898 2,101 Separation costs 0 0 0 Acquisition fees and other expenses 363 637 217 Write-off of loan costs 0 0 0 Loss on derivative financial instruments, net 111 132 104 Amortization of derivative financial instruments cost 0 -90 -81 Severance expense 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,184 1,998 1,048 Core FFO $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 Recurring capital expenditures 0 0 0 Acquisition costs 0 0 0 Other non-property related depreciation and amortization 0 0 0 Stock-based compensation expense 0 0 0 AFFO $22,461.30616 $16,761 $6,270 Core FFO per share $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 37,821,364 38,613,270 39,079,365 Q2 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 2,589 1,871 General and administrative 4,004 4,444 Share-based compensation 1,390 2,130 Investment management fees 4,881 3,993 Separation costs 0 0 Acquisition fees and other expenses 259 186 Interest expense, including amortization 19,595 5,191 Depreciation and amortization 18,984 7,243 Finance-related expenses and write-off of loan costs 911 5,441 Impairment of real estate 440 1,233 Realized loss (gain) on sales of investments in real estate, net -,458 56 Realized gain on divestiture homes, net -1,101 0 Loss on derivative financial instruments, net 65 470 Income tax expense 199 350 Net income attributable to non-controlling interests 98 83 Total NOI 48,419 20,575 Deduct: Total NPL portfolio NOI ,-19,278 -8,342 Total SFR portfolio NOI 29,141 12,233 Deduct: Non-2Q 2014 same store NOI 18,732 1,959 Same store NOI from homes stabilized prior to 2Q 2014 10,409 10,274 Deduct: Non-1Q 2014 same store NOI 6,113 6,334 Same store NOI from homes stabilized prior to 1Q 2014 4,296 3,940 From Abu's same store workpaper - see support below: Stabilized Prior to 2Q 2014 Stabilized Prior to 1Q 2014 From ABU - Same Store Workpaper - Q2 P:\Financial Reporting\Abu Non-Performing Loan Portfolio Data received form Prime (Contact Jeff Whorton) Total Loan Home Purchase Price Total UPB (3) Total BPO(3) Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 674 727 $86.638026959999934 $160.25578806999985 $143.99724003999998 0.54062338716999336 0.60166449673572475 1.2882879335957085 Illinois 343 370 44.887076109999967 71.56773335000004 68.582644999999999 0.62719711815492252 0.65449613542901364 1.3256906275825335 California 294 296 88.311604929999959 118.61164395 139.93326999999999 0.7445441441417604 0.6310979864188121 0.95868375244172943 New York 209 212 43.862047169999975 68.648038060000005 80.393022000000002 0.63894101578931517 0.54559520315084031 1.0347544622103328 Arizona 160 187 15.205403510000004 25.136570329999994 21.113399999999999 0.60491162121081643 0.72017787329373784 2.0959590448707126 Wisconsin 158 167 13.025531840000001 17.982250160000003 20.422550000000001 0.72435494579950832 0.63780144203343858 1.1233099499095993 Indiana 155 161 11.076065950000004 15.112299879999998 16.37687 0.73291729504774794 0.67632373890737385 1.1594420418107931 Maryland 145 150 28.392923210000014 41.940860920000006 35.693199999999997 0.676975211933728 0.79547149625138724 1.4056774131520449 New Jersey 145 144 22.899024010000002 37.660787069999991 37.142395 0.60803360183199717 0.61651985581435986 1.2410897587714398 Pennsylvania 114 121 11.043847530000006 16.469702270000006 15.879899999999999 0.67055538399845049 0.69546077305272747 1.235603872946867 Georgia 93 100 10.138313269999998 15.807110560000003 14.981350000000001 0.64137675456354848 0.67672895099573782 1.1955475476067292 Other 1,154 1,175 140.16252711000016 198.19937078000009 203.899698 0.70717947568854578 0.6874091942500089 1.147988481154913 Totals 3,644 3,810 $515.64239159999988 $787.39215539999987 $798.41554004 0.6548736713512856 0.6458321083957943 1.2051915879823913 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,424 2,554 $349.38805905999959 $553.28290492000087 $532.03958503999991 0.63144844775730558 0.65660163056050713 1.2674552250399957 Performing 846 811 116.2150023099998 161.61711312000031 192.55931899999999 0.71907609328295863 0.60352832007055346 1.0032578780246222 Delinquent 374 724 50.01433022999997 72.542137359999998 73.766636000000005 0.68945211776428927 0.67800746979976101 1.1802357537437018 #REF! #REF! #REF! Total/Average 3,644 4,089 $515.61739159999934 $787.44215540000118 $798.36554003999981 0.65500000000000003 0.64600000000000002 1.2051915879823913 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") FOR ACQUISITION SLIDE Non-Performing Loans: Total Purchase Purchase Weighted Number of Purchase Price Total UPB Total BPO Price as % Price as % Average Loans ($ in millions) ($ in millions) ($ in millions) of UPB of BPO LTV 1,441 $117 $189.4 $171.6 0.61799999999999999 0.68200000000000005 1.141 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-21 Stabilized & 180 Day Schedules Obtained from Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) Atlanta 2,557 2,509 0.96731765643682743 $1,203.5456202632627 2,490 0.96144578313253015 $1,196.4106524466749 South Florida 2,534 2,301 0.96697088222511951 $1,620.7982043478262 2,212 0.95343580470162748 $1,614.7412766967252 Houston 1,599 1,538 0.96228868660598177 $1,537.7937695312503 1,493 0.95713328868050906 $1,531.8670147161881 Tampa 1,419 1,349 0.95107487027427728 $1,263.946609792285 1,240 0.94516129032258067 $1,254.5354654141763 Dallas 1,402 1,311 0.97559115179252476 $1,571.4624580152674 1,213 0.94723825226710634 $1,559.7443292682931 Denver 715 626 0.99041533546325877 $1,764.7688000000001 561 0.98752228163992872 $1,757.207956600361 Chicago 714 654 0.96636085626911317 $1,664.5738073394496 604 0.95695364238410596 $1,663.679411764704 Orlando 607 538 0.95724907063197029 $1,304.1714312267654 483 0.95238095238095233 $1,304.970065217391 Southern California 457 440 0.94772727272727275 $1,828.6051025056947 426 0.93427230046948362 $1,816.6842317380354 Northern California 273 271 0.97416974169741699 $1,725.9793726937264 254 0.98425196850393704 $1,752.2536399999995 Phoenix 244 244 0.98360655737704916 $1,197.5769672131148 244 0.98360655737704916 $1,195.8157500000002 Las Vegas 41 41 0.95121951219512191 $1,296.875609756097 41 0.95121951219512191 $1,283.8612820512819 Total/Average 12,562 11,822 0.96608018947724583 $1,471.1499398967258 11,261 0.95657579255838732 $1,462.5057996468743 Starwood Waypoint Residential Trust Period Ending 6/30/15 Homes not intend to hold for the long term Home Count as of March 31, 2015 1,151 SFR homes sold -,125 Prime REOs sold -,206 Additional SFR held for sale 207 Additional Prime Non-rentals 176 Additional Prime Rentals 2 Home Count as of June 30, 2015(1) 1,205 1205 Check 0 Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 42078 (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 98 83 219 73 121 Subtotal - NAREIT FFO 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 2,130 3,317 2,459 1,927 Separation costs 0 0 0 3,543 0 Acquisition fees and other expenses 259 186 622 447 363 Write-off of loan costs 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -50 -,200 -50 -,100 Severance expense 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,259 0 4,443 0 2,184 Core FFO(1) $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 Acquisition costs 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 AFFO $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Same Store Growth Q2 15 This comes from Abu and his supporting Files. Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q2 2015 vs. Q2 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,677 -1.2% -0.16667958397116645 9.3% 2Q 2014 4,057 -2.7% -8.9% 1.3% Y/Y % Increase SS2014 - 1677 SS2Q14 - 4057 Net Operating Income 9.3% 1.3% Revenue -1.2% -2.7% Expenses -0.16667958397116645 -8.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 (unaudited) (unaudited) Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 Other property revenues 1,539 890 2833 1,369 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 Total revenues 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 10,195 7,791 21,520 13,823 Real estate taxes and insurance 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 2,589 1,871 6,155 4,286 General and administrative 4,004 4,444 7,862 9,814 Share-based compensation 1,390 2,130 3,317 2,459 Investment management fees 4,881 3,993 9,662 6,750 Separation costs 0 0 0 3,543 Acquisition fees and other expenses 259 186 622 447 Interest expense, including amortization 19,595 5,191 37,212 6,691 Depreciation and amortization 18,984 7,243 36,992 12,716 Finance-related expenses and write-off of loan costs 911 5,441 1,455 5,441 Impairment of real estate 440 1,233 659 2,067 Total expenses 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net loss -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Provided by John Christie Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change South Florida 125 2.8% 110 4.4% 170 2.9% 405 3.3% Atlanta 139 3.5% 164 3.6% 92 2.8% 395 3.4% Houston 152 1.2% 74 2.7% 60 2.9% 286 1.9% Tampa 101 3.3% 75 6.6% 78 3.1% 254 4.2% Dallas 54 .8% 78 3.8% 65 2.8% 197 2.6% Chicago 24 1.2% 26 2.3% 44 0.03 94 2.3% Phoenix 28 .8% 21 1.9% 28 1.8% 77 1.5% Denver 39 1.7% 20 0.03 11 0.03 70 2.3% Northern California 21 .8% 15 3.6% 25 2.9% 61 2.3% Orlando 20 2.2% 17 1.8% 23 2.8% 60 2.3% Southern California 21 .7% 20 2.9% 19 2.9% 60 2.1% Las Vegas 3 0.0% 1 -0.03 0 n.a. 4 -0.8% Total/Average 727 2.2% 621 3.7% 615 2.9% 1,963 2.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Separation costs 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Acquisition fees and other expenses 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Interest expense, including amortization 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Depreciation and amortization 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Finance-related expenses and write-off of loan costs 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Impairment of real estate 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 81,714 1.7506266469567453 49,130 2.0816032539615286 ,162,582 1.8337694563501015 85,669 2.2926378890464849 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized loss on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net income (loss) -3,339 ,-12,033 -3,225 ,-27,351 Net (income) loss attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Net Asset Value Calculation $42,185 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,205,017 $58.27 ok Less accumulated depreciation ,-72,572 -1.92 ok Add real estate held for sale, net 94,293 2.4900000000000002 ok Investments in real estate, net 2,226,738 58.84 ok Add increase in estimated fair value of investments in real estate ,393,221 10.39 ok Less estimated renovation reserve(1) -,229,296 -6.06 ok Estimated SFR Value 2,390,663 63.17 ok Non-performing loans 79,538 2.1 ok Non-performing loans held for sale 87,509 2.31 ok Non-performing loans (fair value option) ,412,503 10.9 ok Add increase in estimated fair value of non-performing loans 63,022 1.67 ok Estimated NPL Value ,642,572 16.98 ok Estimated SFR & NPL Value $3,033,235 $80.150000000000006 ok $80.155371514618039 Total shareholders' equity $1,060,554 $28.03 ok Less unamortized debt discount on convertible senior notes ,-34,708 -0.92 ok Less investments in real estate, net -2,226,738 -58.84 ok Less non-performing loans ,-79,538 -2.1 ok Less: non-performing loans held for sale ,-87,509 -2.31 ok Less non-performing loans (fair value option) -,412,503 -10.9 ok Add estimated SFR & NPL value 3,033,235 80.150000000000006 ok Estimated NAV $1,252,793 $33.11 ok $33.105937504318952 $33.11 Number of Shares 37,841,943 (1) Renovation reserve includes remaining capital expenditures for non-stabilized homes and average turn 2 cost for stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,205,017 Add: real estate held for sale, net 94,293 Adjusted investments in real estate (excl. depreciation) 2,299,310 Add: increase in estimated fair value of investments in real estate 91,353 Estimated SFR Value (Fair Value) 2,390,663 Non-performing loans 79,538 Non-performing loans held for sale 87,509 Non-performing loans (fair value option) ,412,503 Add: increase in estimated fair value of non-performing loans 63,022 Estimated NPL Value (Fair Value) ,642,572 Estimated SFR & NPL Value (Fair Value) 3,033,235 Resident and other receivables, net 23,620 Cash and cash equivalents 79,984 Restricted cash 87,247 Deferred leasing costs 29,605 Asset-backed securitization costs, net 26,553 Other Assets 20,836 Total Assets at fair value $3,301,080 Liabilities Senior SFR facility $,629,558 Master repurchase agreement ,404,730 Asset-backed securitization ,527,043 Convertible senior notes, net ,367,792 Add: unamortized debt discount on convertible senior notes 34,708 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 60,121 Resident security deposits and prepaid rent 22,091 Total liabilities at fair value $2,046,043 Less: Non-controlling interests -2,244 Estimated NAV at fair value $1,252,793 Number of Shares 37,841,943 Estimated NAV $33.105940128862315 -4.0598711376844676E-3 m Check to NAV calculation 0 m Investments in real estate, net 2,226,738 Add back: accumulated depreciation 72,572 Investments in real estate properties, gross 2,299,310 Adjusted fair value as of 6/30/2015 2,390,663 Increase in estimated fair value of investments in real estate 91,353 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $,-50,722,880 $,-50,723 Condition Adjustment for Stabilized Properties B -,172,530,950 -,172,531 Remaining Construction Costs for Non- Stabilized homes C -6,041,600 -6,042 Total estimated reserves at 6/30/2015 $-,229,295,430 $-,229,296 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 6/30/15 (on 12,666 homes (not Units)) D 2,247,278 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 From Allen Fair value on homes excluded from valuation (Prime REO) E ,143,385 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\REO Schedule June 30 2015 -Prime From Dennis/Prime Adjusted fair value as of 6/30/15 2,390,663 Add: increase in estimated fair value of investments in real estate -,229,296 Per above Investments in real estate 2,226,738 Per above Fair value adjustment ,393,221 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201502. Q2 2015\Fair Value Q2 2015 Book basis ,579,550 Fair value ,642,572 Fair value adjustment F 63,022 DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 49 $,165,582.41571428569 $8,113,538.3699999982 $8,824,263.5800000001 $,710,725.21000000183 $0 $,710,725.21000000183 Other REO Divestitures(2) 80 ,236,992.26712500001 18,959,381.370000001 18,403,054 -,556,327.37000000104 -,556,327.37000000104 0 NPL REO 213 ,132,243.45403755872 28,167,855.710000008 28,054,423.609999999 -,113,432.10000000894 -,113,432.10000000894 0 Total 342 $,161,522.73523391812 $55,240,775.450000003 $55,281,741.189999998 $40,965.739999991842 $-,669,759.47000000998 $,710,725.21000000183 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,185 $42,004 (unaudited) ASSETS Investments in real estate Land $,389,320 $,359,889 Building and improvements 1,815,697 1,619,622 Development costs Total investment in properties 2,205,017 1,979,511 Less accumulated depreciation ,-72,572 ,-41,563 Investment in real estate properties, net 2,132,445 1,937,948 Real estate held for sale, net 94,293 32,102 Total investments in real estate, net 2,226,738 1,970,050 Non-performing loans 79,538 ,125,488 Non-performing loans held for sale 87,509 26,911 Non-performing loans (fair value option) ,412,503 ,491,790 Resident and other receivables, net 23,620 17,270 Cash and cash equivalents 79,984 ,175,198 Restricted cash 87,247 50,749 Deferred financing costs, net 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 Other assets 20,836 17,994 Total assets $3,074,133 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,629,558 $,441,239 Master repurchase agreement ,404,730 ,454,249 Asset-backed securitization, net ,527,043 ,526,816 Convertible senior notes, net ,367,792 ,363,110 Accounts payable and accrued expenses 60,121 52,457 Resident security deposits and prepaid rent 22,091 17,857 Total liabilities 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 381 378 Additional paid-in capital 1,128,334 1,133,239 Accumulated deficit ,-67,999 ,-53,723 Accumulated other comprehensive loss -,162 -70 Total Starwood Waypoint Residential Trust equity 1,060,554 1,079,824 Non-controlling interests 2,244 611 Total equity 1,062,798 1,080,435 Total liabilities and equity $3,074,133 $2,936,163 0 0 ck Shares outstanding end of period 37,841,943 Book value per share $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $-3,444 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 2,589 3,566 3,150 3,508 1,871 6,155 0 General and administrative 4,004 3,858 4,866 4,627 4,444 7,862 0 Share-based compensation 1,390 1,927 3,898 2,101 2,130 3,317 0 Investment management fees 4,881 4,781 4,825 4,522 3,993 9,662 0 Separation costs 0 0 0 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 186 622 0 Interest expense, including amortization 19,595 17,617 16,633 11,899 5,191 37,212 0 Depreciation and amortization 18,984 18,008 19,918 9,238 7,243 36,992 0 Finance-related expenses and write-off of loan costs 911 544 940 1,334 5,441 1,455 0 Impairment of real estate 440 219 171 341 1,233 659 0 Realized loss (gain) on sales of investments in real estate, net -,458 -,246 148 -,125 56 -,704 0 Realized gain on divestiture homes, net -1,101 782 0 0 0 -,319 0 Loss on derivative financial instruments, net 65 211 132 104 470 276 0 Income tax expense 199 225 -44 19 350 424 0 Net income attributable to non-controlling interests 98 121 79 13 83 219 0 check to NOI page QTD YTD Total NOI 48,419 51,969 45,795 31,085 20,575 ,100,388 0 0 0 Add (deduct) adjustments to get to total stabilized home portfolio NOI 0 NPL portfolio NOI components: 0 Realized gain on non-performing loans, net -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-14,486 0 Realized gain on loan conversions, net -6,123 -8,549 -6,994 -5,791 -6,483 ,-14,672 0 Mortgage loan servicing costs 9,586 9,995 11,020 7,918 5,139 19,581 0 Unrealized gain on non-performing loans, net ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-38,383 0 Deduct: Total NPL portfolio NOI ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-47,960 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 1,766 3,289 2,236 2,537 2,726 5,055 0 Add Total Non-stabilized portfolio NOI 1,766 3,289 2,236 2,537 2,726 5,055 0 0 Total stabilized portfolio NOI $30,907 $26,576 $22,181 $20,103 $14,959 $57,483 $0 $0 $0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $30,907 $26,576 $22,903 $20,103 $14,959 $57,483 $0 check to NOI page 0 0 $0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $46,677 $41,983 $37,097 $30,366 $23,602 $88,660 $0 Less Allowance for doubtful accounts -,229.60091323913264 -,708 -,645 -,870 -,614 -,938 0.3990867608673625 Total rental revenues $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $87,722 $0.39908676086633932 Stabilized portfolio NOI margin 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.65528601719067048 Check Balance $0 $28,801 Total Rental Homes Portfolio Obtained from Tri Long - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment Atlanta 2,509 48 2,557 0.95463433711380519 $,101,226.29641376612 $,131,087.46535784123 $335.19064892 1933.0782166601487 22.393038717246782 1992.6069612827532 $1,203.401435602953 $1,203.401435602953 29,861 ,131,087 ,101,226 #REF! $335.2 $29.86069999999998 $101.22630000000001 $131.08699999999999 South Florida 2,301 233 2,534 0.89936858721389112 $,139,002.83067482235 $,174,732.64466456161 442.7 1581.8606395578365 45.031570639305528 1969.9684293606945 $1,622.3531942003515 $1,622.3531942003515 35,730 ,174,733 ,139,003 #REF! $442.7 $35.730200000000025 $139.00279999999998 $174.733 Houston 1,538 61 1,599 0.94308943089430897 $,131,144.58370856775 $,149,831.86085678538 239.5811455099998 2029.5347091932458 26.49093183239529 1988.5090681676047 $1,537.2903253652062 $1,537.2903253652062 18,687 ,149,832 ,131,145 #REF! $239.6 $18.687399999999997 $131.1446 $149.83199999999999 Tampa 1,349 70 1,419 0.90909090909090906 $,104,278.8060606068 $,126,131.956941508 178.98124689999986 1457.1719520789288 40.181113460183269 1974.8188865398167 $1,263.2591388673393 $1,263.2591388673393 21,783 ,126,061 ,104,278 #REF! $179 $21.8 $104.27810000000001 $126.13200000000001 Dallas 1,311 91 1,402 0.91940085592011411 $,140,461.35123395151 $,161,959.56352353797 227.06730806000024 2132.9564907275321 20.074179743224022 1994.925820256776 $1,575.2348524844722 $1,575.2348524844722 21,498 ,161,959 ,140,461 #REF! $227.1 $21.49860000000001 $140.4614 $161.96 Denver 626 89 715 0.90069930069930071 $,200,979.58907692303 $,229,160.70693706267 163.8499054599998 1601.4321678321678 31.928671328671271 1983.0713286713287 $1,767.7161741835148 $1,767.7161741835148 28,181 ,229,161 ,200,980 #REF! $163.80000000000001 $28.181399999999996 $200.9796 $229.161 Chicago 654 60 714 0.90196078431372551 $,120,853.42096638647 $,150,190.40901960791 107.23595204000004 1574.3011204481793 37.906162464985982 1977.093837535014 $1,665.8466925465839 $1,665.8466925465839 29,377 ,150,230 ,120,853 #REF! $107.2 $29.336600000000004 $120.85339999999999 $150.19 Orlando 538 69 607 0.86985172981878089 $,115,203.99233937399 $,141,157.4938056012 85.682598739999932 1583.5172981878088 37.191103789126828 1977.8088962108732 $1,310.2907590132825 $1,310.2907590132825 25,958 ,141,162 ,115,204 #REF! $85.7 $25.953000000000017 $115.20399999999999 $141.15700000000001 Southern California 440 17 457 0.91903719912472648 $,240,908.22404814026 $,254,065.29792122537 116.10784114999998 1640.5295404814005 38.050328227571072 1976.9496717724289 $1,831.941582733813 $1,831.941582733813 13,157 ,254,065 ,240,908 #REF! $116.1 $13.156799999999976 $240.90820000000002 $254.065 Northern California 271 2 273 0.97069597069597069 $,214,385.34564102555 $,227,743.68695970683 62.174026539999964 1506.03663003663 45.505494505494426 1969.4945054945056 $1,729.9144318181814 $1,729.9144318181814 13,323 ,227,708 ,214,385 #REF! $62.2 $13.358699999999999 $214.3853 $227.744 Phoenix 244 0 244 0.98360655737704916 $,139,867.52475409844 $,158,648.43540983609 38.71021824000001 1536.5040983606557 40.127049180327958 1974.872950819672 $1,195.8157500000002 $1,195.8157500000002 18,781 ,158,649 ,139,868 #REF! $38.700000000000003 $18.780499999999989 $139.86750000000001 $158.648 Las Vegas 41 0 41 0.95121951219512191 $,155,992.54487804876 $,167,626.55780487802 6.8726888699999984 1964.560975609756 28.268292682926813 1986.7317073170732 $1,283.8612820512819 $1,283.8612820512819 11,634 ,167,627 ,155,993 #REF! $6.9 $11.634500000000003 $155.99250000000001 $167.62700000000001 Total/Average 11,822 740 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020099986 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 $1,473.9904856970031 26114.377347318557 2,072,274 1,804,304 #REF! $2,004.2 $267.97839999999997 $1,804.3037000000002 $2,072.3359999999998 239.2 2011 1771.8 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Stabilized(5) 11,822 0.96608018947724583 $,131,988.45301302712 $,158,081.405157334 $1,868.8383717700026 1758.6831063361815 32.716291659617582 1982.2837083403824 $1,471.6824316508948 Non-stabilized(5) 740 0.22432432432432434 $,154,544.7591081085 $,182,956.39221621651 135.38773024000022 1770.6662162162163 34.254054054053995 1980.745945945946 $1,639.6477987421383 Total/Average 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020100027 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain on non-performing loans, net 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 48,419 ,100,388 Difference $0 $0 bad debt expense as a % of revenue .5% 1.6% Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of June 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 ,404,730 0 0 0 ,404,730 2017 0 0 0 0 ,172,500 ,172,500 2018 ,629,558 0 0 0 0 ,629,558 2019 0 0 0 ,230,000 0 ,230,000 2,787,183.56568 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70529943711131071 Total $,629,558 $,404,730 $,529,011 $0 $,230,000 $0 $,172,500 $1,965,799 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 629558 404730 529011 230000 172500 1965799 Weighted average coupon rate 3.1365999999999998E-2 3.1865999999999998E-2 2.5465999999999999E-2 0.03 4.4999999999999998E-2 3.0917777724986124E-2 Weighted average remaining maturity in years 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 2.9698631391312618 Market equity Security Shares Price Value Common shares 37,841,943 $23.76 $,899,124.56568000012 NAV(3) 37,841,943 $33.11 $1,252,793 Debt Metrics Total debt to total gross assets(4)(5) 0.62152292580617863 Net debt to total estimated fair value of assets(4)(5) 0.61296338727464239 $1,108,334 As of date 42185 42185 42185 42185 42185 maturity 43134 42624 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 0 Total Assets per BS $3,074,133 $0 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,885,815 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,939,246 Net debt less Cert $1,859,262 Syndication 41803 Feb. 5 2018 $,441,239,371.75 1 Accum Deprec. $,-72,572 NAV less Cert $3,033,235 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $0 Net debt to NAV 0.61296338727464239 NPL Debt $41,709 $,454,248,912 3 Total Assets $3,074,133 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,120,152 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.62152292580617863 $1,939,246 $3,146,705 0.61627829745718143 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Acquisitions (SFRs and NPLs) Obtained from Tri Long - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs) FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 132 1598.189393939394 $,159,185.42537878786 $35,483.609090909158 $,194,669.3446969701 $25.7 $1,746.984848484848 ,152,561 $34,347 ,186,908 -7,761.344696970133 Denver 77 1659.4285714285713 $,226,319.93818181817 $24,742.204805194837 $,251,062.14298701301 19.3 $1,839.7142857142858 ,168,246 $16,428 ,184,674 ,-66,388.142987013009 Tampa 70 1510.5 $,127,308.26928571425 $24,607.410999999964 $,151,915.68028571422 10.6 $1,411.1 ,118,353 $20,916 ,139,269 ,-12,646.680285714217 Dallas 59 2184.7796610169494 $,163,964.43423728805 $9,994.9418644068646 $,173,959.37610169491 10.3 $1,643.4237288135594 ,220,142 $15,942 ,236,084 62,124.623898305086 Chicago 55 1741.6363636363637 $,133,929.66436363637 $28,274.536727272673 $,162,204.20109090905 8.9 $1,702.181818181818 ,146,154 $18,436 ,164,590 2,385.7989090909541 Orlando 54 1558.2777777777778 $,117,464.69277777776 $31,274.648333333374 $,148,739.34111111113 8 $1,341.4074074074074 ,114,305 $30,112 ,144,417 -4,322.3411111111345 Houston 34 1924.4411764705883 $,147,896.27117647059 $17,938.853823529411 $,165,835.125 5.6 $1,669.5882352941176 ,121,892 $25,136 ,147,028 ,-18,807.125 Atlanta 28 2462.3571428571427 $,187,354.47071428571 $24,112.665000000008 $,211,467.13571428572 5.9 $1,678.3214285714287 ,160,846 $14,224 ,175,070 ,-36,397.135714285716 Southern California 7 1711.2857142857142 $,353,846.19285714289 $30,377.350000000035 $,384,223.54285714292 2.7 $2,660.4285714285716 ,302,809 $23,671 ,326,480 ,-57,743.542857142922 Total/Avg SFR Acquisitions 516 1743.5406976744187 $,161,792.90418604671 $26,439.639806201361 $,188,232.54399224807 $97.000000000000014 $1,659.5174418604652 ,161,793 $26,440 ,188,233 0.45600775192724541 Total NPLs Converted to SFRs(4) 20 1842.15 $,144,752.31 $19,230.202000000048 $,163,982.51200000005 3.3 $1,474.6470588235295 Total/Avg 536 1747.2201492537313 $,161,157.6111940322 $26,170.630932835658 $,187,327.69205223888 $100.30000000000001 $1,653.6210131332082 Support Slide Abt Sway pg. 1, 2014 SFR gross Yield $19,914.20930232558 Annualized Estimated Average Rent per Home $97,000.15 Aggregate Investment above 0.20530112682809873 SFR Gross Yield Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,185 $42,185 (unaudited) (unaudited) Total revenues $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-3,444 Core FFO(1) $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 11822 10970 9754 Non-stabilized homes(3) 740 1247 1663 Total Homes(4) 12562 12217 11417 Leased Percentages Stabilized homes 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio(4) 0.92238497054609137 0.89121715642138 0.83793173921929276 Starwood Waypoint Residential Trust Period Ending 6/30/15 NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,174 Loans converted to real estate -,486 Loan liquidations and other basis reductions -85 Loan Count as of June 30, 2015 3,644 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 15 Gain on sales of previously depreciated investments in real estate -,245.69383999999994 -,253 -27 Non-controlling interests 121 79 13 Subtotal - NAREIT FFO 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,927 3,898 2,101 Separation costs 0 0 0 Acquisition fees and other expenses 363 637 217 Write-off of loan costs 0 0 0 Loss on derivative financial instruments, net 111 132 104 Amortization of derivative financial instruments cost 0 -90 -81 Severance expense 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,184 1,998 1,048 Core FFO $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 Recurring capital expenditures 0 0 0 Acquisition costs 0 0 0 Other non-property related depreciation and amortization 0 0 0 Stock-based compensation expense 0 0 0 AFFO $22,461.30616 $16,761 $6,270 Core FFO per share $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 37,821,364 38,613,270 39,079,365 Q2 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 2,589 1,871 General and administrative 4,004 4,444 Share-based compensation 1,390 2,130 Investment management fees 4,881 3,993 Separation costs 0 0 Acquisition fees and other expenses 259 186 Interest expense, including amortization 19,595 5,191 Depreciation and amortization 18,984 7,243 Finance-related expenses and write-off of loan costs 911 5,441 Impairment of real estate 440 1,233 Realized loss (gain) on sales of investments in real estate, net -,458 56 Realized gain on divestiture homes, net -1,101 0 Loss on derivative financial instruments, net 65 470 Income tax expense 199 350 Net income attributable to non-controlling interests 98 83 Total NOI 48,419 20,575 Deduct: Total NPL portfolio NOI ,-19,278 -8,342 Total SFR portfolio NOI 29,141 12,233 Deduct: Non-2Q 2014 same store NOI 18,732 1,959 Same store NOI from homes stabilized prior to 2Q 2014 10,409 10,274 Deduct: Non-1Q 2014 same store NOI 6,113 6,334 Same store NOI from homes stabilized prior to 1Q 2014 4,296 3,940 From Abu's same store workpaper - see support below: Stabilized Prior to 2Q 2014 Stabilized Prior to 1Q 2014 From ABU - Same Store Workpaper - Q2 P:\Financial Reporting\Abu Non-Performing Loan Portfolio Data received form Prime (Contact Jeff Whorton) Total Loan Home Purchase Price Total UPB (3) Total BPO(3) Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 674 727 $86.638026959999934 $160.25578806999985 $143.99724003999998 0.54062338716999336 0.60166449673572475 1.2882879335957085 Illinois 343 370 44.887076109999967 71.56773335000004 68.582644999999999 0.62719711815492252 0.65449613542901364 1.3256906275825335 California 294 296 88.311604929999959 118.61164395 139.93326999999999 0.7445441441417604 0.6310979864188121 0.95868375244172943 New York 209 212 43.862047169999975 68.648038060000005 80.393022000000002 0.63894101578931517 0.54559520315084031 1.0347544622103328 Arizona 160 187 15.205403510000004 25.136570329999994 21.113399999999999 0.60491162121081643 0.72017787329373784 2.0959590448707126 Wisconsin 158 167 13.025531840000001 17.982250160000003 20.422550000000001 0.72435494579950832 0.63780144203343858 1.1233099499095993 Indiana 155 161 11.076065950000004 15.112299879999998 16.37687 0.73291729504774794 0.67632373890737385 1.1594420418107931 Maryland 145 150 28.392923210000014 41.940860920000006 35.693199999999997 0.676975211933728 0.79547149625138724 1.4056774131520449 New Jersey 145 144 22.899024010000002 37.660787069999991 37.142395 0.60803360183199717 0.61651985581435986 1.2410897587714398 Pennsylvania 114 121 11.043847530000006 16.469702270000006 15.879899999999999 0.67055538399845049 0.69546077305272747 1.235603872946867 Georgia 93 100 10.138313269999998 15.807110560000003 14.981350000000001 0.64137675456354848 0.67672895099573782 1.1955475476067292 Other 1,154 1,175 140.16252711000016 198.19937078000009 203.899698 0.70717947568854578 0.6874091942500089 1.147988481154913 Totals 3,644 3,810 $515.64239159999988 $787.39215539999987 $798.41554004 0.6548736713512856 0.6458321083957943 1.2051915879823913 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,424 2,554 $349.38805905999959 $553.28290492000087 $532.03958503999991 0.63144844775730558 0.65660163056050713 1.2674552250399957 Performing 846 811 116.2150023099998 161.61711312000031 192.55931899999999 0.71907609328295863 0.60352832007055346 1.0032578780246222 Delinquent 374 724 50.01433022999997 72.542137359999998 73.766636000000005 0.68945211776428927 0.67800746979976101 1.1802357537437018 #REF! #REF! #REF! Total/Average 3,644 4,089 $515.61739159999934 $787.44215540000118 $798.36554003999981 0.65500000000000003 0.64600000000000002 1.2051915879823913 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") FOR ACQUISITION SLIDE Non-Performing Loans: Total Purchase Purchase Weighted Number of Purchase Price Total UPB Total BPO Price as % Price as % Average Loans ($ in millions) ($ in millions) ($ in millions) of UPB of BPO LTV 1,441 $117 $189.4 $171.6 0.61799999999999999 0.68200000000000005 1.141 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-21 Stabilized & 180 Day Schedules Obtained from Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) Atlanta 2,557 2,509 0.96731765643682743 $1,203.5456202632627 2,490 0.96144578313253015 $1,196.4106524466749 South Florida 2,534 2,301 0.96697088222511951 $1,620.7982043478262 2,212 0.95343580470162748 $1,614.7412766967252 Houston 1,599 1,538 0.96228868660598177 $1,537.7937695312503 1,493 0.95713328868050906 $1,531.8670147161881 Tampa 1,419 1,349 0.95107487027427728 $1,263.946609792285 1,240 0.94516129032258067 $1,254.5354654141763 Dallas 1,402 1,311 0.97559115179252476 $1,571.4624580152674 1,213 0.94723825226710634 $1,559.7443292682931 Denver 715 626 0.99041533546325877 $1,764.7688000000001 561 0.98752228163992872 $1,757.207956600361 Chicago 714 654 0.96636085626911317 $1,664.5738073394496 604 0.95695364238410596 $1,663.679411764704 Orlando 607 538 0.95724907063197029 $1,304.1714312267654 483 0.95238095238095233 $1,304.970065217391 Southern California 457 440 0.94772727272727275 $1,828.6051025056947 426 0.93427230046948362 $1,816.6842317380354 Northern California 273 271 0.97416974169741699 $1,725.9793726937264 254 0.98425196850393704 $1,752.2536399999995 Phoenix 244 244 0.98360655737704916 $1,197.5769672131148 244 0.98360655737704916 $1,195.8157500000002 Las Vegas 41 41 0.95121951219512191 $1,296.875609756097 41 0.95121951219512191 $1,283.8612820512819 Total/Average 12,562 11,822 0.96608018947724583 $1,471.1499398967258 11,261 0.95657579255838732 $1,462.5057996468743 Starwood Waypoint Residential Trust Period Ending 6/30/15 Homes not intend to hold for the long term Home Count as of March 31, 2015 1,151 SFR homes sold -,125 Prime REOs sold -,206 Additional SFR held for sale 207 Additional Prime Non-rentals 176 Additional Prime Rentals 2 Home Count as of June 30, 2015(1) 1,205 1205 Check 0 Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 42078 (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 98 83 219 73 121 Subtotal - NAREIT FFO 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 2,130 3,317 2,459 1,927 Separation costs 0 0 0 3,543 0 Acquisition fees and other expenses 259 186 622 447 363 Write-off of loan costs 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -50 -,200 -50 -,100 Severance expense 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,259 0 4,443 0 2,184 Core FFO(1) $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 Acquisition costs 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 AFFO $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Same Store Growth Q2 15 This comes from Abu and his supporting Files. Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q2 2015 vs. Q2 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,677 -1.2% -0.16667958397116645 9.3% 2Q 2014 4,057 -2.7% -8.9% 1.3% Y/Y % Increase SS2014 - 1677 SS2Q14 - 4057 Net Operating Income 9.3% 1.3% Revenue -1.2% -2.7% Expenses -0.16667958397116645 -8.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 (unaudited) (unaudited) Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 Other property revenues 1,539 890 2833 1,369 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 Total revenues 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 10,195 7,791 21,520 13,823 Real estate taxes and insurance 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 2,589 1,871 6,155 4,286 General and administrative 4,004 4,444 7,862 9,814 Share-based compensation 1,390 2,130 3,317 2,459 Investment management fees 4,881 3,993 9,662 6,750 Separation costs 0 0 0 3,543 Acquisition fees and other expenses 259 186 622 447 Interest expense, including amortization 19,595 5,191 37,212 6,691 Depreciation and amortization 18,984 7,243 36,992 12,716 Finance-related expenses and write-off of loan costs 911 5,441 1,455 5,441 Impairment of real estate 440 1,233 659 2,067 Total expenses 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net loss -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Provided by John Christie Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change South Florida 125 2.8% 110 4.4% 170 2.9% 405 3.3% Atlanta 139 3.5% 164 3.6% 92 2.8% 395 3.4% Houston 152 1.2% 74 2.7% 60 2.9% 286 1.9% Tampa 101 3.3% 75 6.6% 78 3.1% 254 4.2% Dallas 54 .8% 78 3.8% 65 2.8% 197 2.6% Chicago 24 1.2% 26 2.3% 44 0.03 94 2.3% Phoenix 28 .8% 21 1.9% 28 1.8% 77 1.5% Denver 39 1.7% 20 0.03 11 0.03 70 2.3% Northern California 21 .8% 15 3.6% 25 2.9% 61 2.3% Orlando 20 2.2% 17 1.8% 23 2.8% 60 2.3% Southern California 21 .7% 20 2.9% 19 2.9% 60 2.1% Las Vegas 3 0.0% 1 -0.03 0 n.a. 4 -0.8% Total/Average 727 2.2% 621 3.7% 615 2.9% 1,963 2.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Separation costs 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Acquisition fees and other expenses 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Interest expense, including amortization 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Depreciation and amortization 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Finance-related expenses and write-off of loan costs 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Impairment of real estate 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 81,714 1.7506266469567453 49,130 2.0816032539615286 ,162,582 1.8337694563501015 85,669 2.2926378890464849 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized loss on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net income (loss) -3,339 ,-12,033 -3,225 ,-27,351 Net (income) loss attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Net Asset Value Calculation $42,185 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,205,017 $58.27 ok Less accumulated depreciation ,-72,572 -1.92 ok Add real estate held for sale, net 94,293 2.4900000000000002 ok Investments in real estate, net 2,226,738 58.84 ok Add increase in estimated fair value of investments in real estate ,393,221 10.39 ok Less estimated renovation reserve(1) -,229,296 -6.06 ok Estimated SFR Value 2,390,663 63.17 ok Non-performing loans 79,538 2.1 ok Non-performing loans held for sale 87,509 2.31 ok Non-performing loans (fair value option) ,412,503 10.9 ok Add increase in estimated fair value of non-performing loans 63,022 1.67 ok Estimated NPL Value ,642,572 16.98 ok Estimated SFR & NPL Value $3,033,235 $80.150000000000006 ok $80.155371514618039 Total shareholders' equity $1,060,554 $28.03 ok Less unamortized debt discount on convertible senior notes ,-34,708 -0.92 ok Less investments in real estate, net -2,226,738 -58.84 ok Less non-performing loans ,-79,538 -2.1 ok Less: non-performing loans held for sale ,-87,509 -2.31 ok Less non-performing loans (fair value option) -,412,503 -10.9 ok Add estimated SFR & NPL value 3,033,235 80.150000000000006 ok Estimated NAV $1,252,793 $33.11 ok $33.105937504318952 $33.11 Number of Shares 37,841,943 (1) Renovation reserve includes remaining capital expenditures for non-stabilized homes and average turn 2 cost for stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,205,017 Add: real estate held for sale, net 94,293 Adjusted investments in real estate (excl. depreciation) 2,299,310 Add: increase in estimated fair value of investments in real estate 91,353 Estimated SFR Value (Fair Value) 2,390,663 Non-performing loans 79,538 Non-performing loans held for sale 87,509 Non-performing loans (fair value option) ,412,503 Add: increase in estimated fair value of non-performing loans 63,022 Estimated NPL Value (Fair Value) ,642,572 Estimated SFR & NPL Value (Fair Value) 3,033,235 Resident and other receivables, net 23,620 Cash and cash equivalents 79,984 Restricted cash 87,247 Deferred leasing costs 29,605 Asset-backed securitization costs, net 26,553 Other Assets 20,836 Total Assets at fair value $3,301,080 Liabilities Senior SFR facility $,629,558 Master repurchase agreement ,404,730 Asset-backed securitization ,527,043 Convertible senior notes, net ,367,792 Add: unamortized debt discount on convertible senior notes 34,708 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 60,121 Resident security deposits and prepaid rent 22,091 Total liabilities at fair value $2,046,043 Less: Non-controlling interests -2,244 Estimated NAV at fair value $1,252,793 Number of Shares 37,841,943 Estimated NAV $33.105940128862315 -4.0598711376844676E-3 m Check to NAV calculation 0 m Investments in real estate, net 2,226,738 Add back: accumulated depreciation 72,572 Investments in real estate properties, gross 2,299,310 Adjusted fair value as of 6/30/2015 2,390,663 Increase in estimated fair value of investments in real estate 91,353 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $,-50,722,880 $,-50,723 Condition Adjustment for Stabilized Properties B -,172,530,950 -,172,531 Remaining Construction Costs for Non- Stabilized homes C -6,041,600 -6,042 Total estimated reserves at 6/30/2015 $-,229,295,430 $-,229,296 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 6/30/15 (on 12,666 homes (not Units)) D 2,247,278 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 From Allen Fair value on homes excluded from valuation (Prime REO) E ,143,385 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\REO Schedule June 30 2015 -Prime From Dennis/Prime Adjusted fair value as of 6/30/15 2,390,663 Add: increase in estimated fair value of investments in real estate -,229,296 Per above Investments in real estate 2,226,738 Per above Fair value adjustment ,393,221 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201502. Q2 2015\Fair Value Q2 2015 Book basis ,579,550 Fair value ,642,572 Fair value adjustment F 63,022 DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 49 $,165,582.41571428569 $8,113,538.3699999982 $8,824,263.5800000001 $,710,725.21000000183 $0 $,710,725.21000000183 Other REO Divestitures(2) 80 ,236,992.26712500001 18,959,381.370000001 18,403,054 -,556,327.37000000104 -,556,327.37000000104 0 NPL REO 213 ,132,243.45403755872 28,167,855.710000008 28,054,423.609999999 -,113,432.10000000894 -,113,432.10000000894 0 Total 342 $,161,522.73523391812 $55,240,775.450000003 $55,281,741.189999998 $40,965.739999991842 $-,669,759.47000000998 $,710,725.21000000183 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,185 $42,004 (unaudited) ASSETS Investments in real estate Land $,389,320 $,359,889 Building and improvements 1,815,697 1,619,622 Development costs Total investment in properties 2,205,017 1,979,511 Less accumulated depreciation ,-72,572 ,-41,563 Investment in real estate properties, net 2,132,445 1,937,948 Real estate held for sale, net 94,293 32,102 Total investments in real estate, net 2,226,738 1,970,050 Non-performing loans 79,538 ,125,488 Non-performing loans held for sale 87,509 26,911 Non-performing loans (fair value option) ,412,503 ,491,790 Resident and other receivables, net 23,620 17,270 Cash and cash equivalents 79,984 ,175,198 Restricted cash 87,247 50,749 Deferred financing costs, net 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 Other assets 20,836 17,994 Total assets $3,074,133 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,629,558 $,441,239 Master repurchase agreement ,404,730 ,454,249 Asset-backed securitization, net ,527,043 ,526,816 Convertible senior notes, net ,367,792 ,363,110 Accounts payable and accrued expenses 60,121 52,457 Resident security deposits and prepaid rent 22,091 17,857 Total liabilities 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 381 378 Additional paid-in capital 1,128,334 1,133,239 Accumulated deficit ,-67,999 ,-53,723 Accumulated other comprehensive loss -,162 -70 Total Starwood Waypoint Residential Trust equity 1,060,554 1,079,824 Non-controlling interests 2,244 611 Total equity 1,062,798 1,080,435 Total liabilities and equity $3,074,133 $2,936,163 0 0 ck Shares outstanding end of period 37,841,943 Book value per share $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $-3,444 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 2,589 3,566 3,150 3,508 1,871 6,155 0 General and administrative 4,004 3,858 4,866 4,627 4,444 7,862 0 Share-based compensation 1,390 1,927 3,898 2,101 2,130 3,317 0 Investment management fees 4,881 4,781 4,825 4,522 3,993 9,662 0 Separation costs 0 0 0 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 186 622 0 Interest expense, including amortization 19,595 17,617 16,633 11,899 5,191 37,212 0 Depreciation and amortization 18,984 18,008 19,918 9,238 7,243 36,992 0 Finance-related expenses and write-off of loan costs 911 544 940 1,334 5,441 1,455 0 Impairment of real estate 440 219 171 341 1,233 659 0 Realized loss (gain) on sales of investments in real estate, net -,458 -,246 148 -,125 56 -,704 0 Realized gain on divestiture homes, net -1,101 782 0 0 0 -,319 0 Loss on derivative financial instruments, net 65 211 132 104 470 276 0 Income tax expense 199 225 -44 19 350 424 0 Net income attributable to non-controlling interests 98 121 79 13 83 219 0 check to NOI page QTD YTD Total NOI 48,419 51,969 45,795 31,085 20,575 ,100,388 0 0 0 Add (deduct) adjustments to get to total stabilized home portfolio NOI 0 NPL portfolio NOI components: 0 Realized gain on non-performing loans, net -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-14,486 0 Realized gain on loan conversions, net -6,123 -8,549 -6,994 -5,791 -6,483 ,-14,672 0 Mortgage loan servicing costs 9,586 9,995 11,020 7,918 5,139 19,581 0 Unrealized gain on non-performing loans, net ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-38,383 0 Deduct: Total NPL portfolio NOI ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-47,960 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 1,766 3,289 2,236 2,537 2,726 5,055 0 Add Total Non-stabilized portfolio NOI 1,766 3,289 2,236 2,537 2,726 5,055 0 0 Total stabilized portfolio NOI $30,907 $26,576 $22,181 $20,103 $14,959 $57,483 $0 $0 $0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $30,907 $26,576 $22,903 $20,103 $14,959 $57,483 $0 check to NOI page 0 0 $0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $46,677 $41,983 $37,097 $30,366 $23,602 $88,660 $0 Less Allowance for doubtful accounts -,229.60091323913264 -,708 -,645 -,870 -,614 -,938 0.3990867608673625 Total rental revenues $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $87,722 $0.39908676086633932 Stabilized portfolio NOI margin 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.65528601719067048 Check Balance $0 $28,801 Total Rental Homes Portfolio Obtained from Tri Long - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment Atlanta 2,509 48 2,557 0.95463433711380519 $,101,226.29641376612 $,131,087.46535784123 $335.19064892 1933.0782166601487 22.393038717246782 1992.6069612827532 $1,203.401435602953 $1,203.401435602953 29,861 ,131,087 ,101,226 #REF! $335.2 $29.86069999999998 $101.22630000000001 $131.08699999999999 South Florida 2,301 233 2,534 0.89936858721389112 $,139,002.83067482235 $,174,732.64466456161 442.7 1581.8606395578365 45.031570639305528 1969.9684293606945 $1,622.3531942003515 $1,622.3531942003515 35,730 ,174,733 ,139,003 #REF! $442.7 $35.730200000000025 $139.00279999999998 $174.733 Houston 1,538 61 1,599 0.94308943089430897 $,131,144.58370856775 $,149,831.86085678538 239.5811455099998 2029.5347091932458 26.49093183239529 1988.5090681676047 $1,537.2903253652062 $1,537.2903253652062 18,687 ,149,832 ,131,145 #REF! $239.6 $18.687399999999997 $131.1446 $149.83199999999999 Tampa 1,349 70 1,419 0.90909090909090906 $,104,278.8060606068 $,126,131.956941508 178.98124689999986 1457.1719520789288 40.181113460183269 1974.8188865398167 $1,263.2591388673393 $1,263.2591388673393 21,783 ,126,061 ,104,278 #REF! $179 $21.8 $104.27810000000001 $126.13200000000001 Dallas 1,311 91 1,402 0.91940085592011411 $,140,461.35123395151 $,161,959.56352353797 227.06730806000024 2132.9564907275321 20.074179743224022 1994.925820256776 $1,575.2348524844722 $1,575.2348524844722 21,498 ,161,959 ,140,461 #REF! $227.1 $21.49860000000001 $140.4614 $161.96 Denver 626 89 715 0.90069930069930071 $,200,979.58907692303 $,229,160.70693706267 163.8499054599998 1601.4321678321678 31.928671328671271 1983.0713286713287 $1,767.7161741835148 $1,767.7161741835148 28,181 ,229,161 ,200,980 #REF! $163.80000000000001 $28.181399999999996 $200.9796 $229.161 Chicago 654 60 714 0.90196078431372551 $,120,853.42096638647 $,150,190.40901960791 107.23595204000004 1574.3011204481793 37.906162464985982 1977.093837535014 $1,665.8466925465839 $1,665.8466925465839 29,377 ,150,230 ,120,853 #REF! $107.2 $29.336600000000004 $120.85339999999999 $150.19 Orlando 538 69 607 0.86985172981878089 $,115,203.99233937399 $,141,157.4938056012 85.682598739999932 1583.5172981878088 37.191103789126828 1977.8088962108732 $1,310.2907590132825 $1,310.2907590132825 25,958 ,141,162 ,115,204 #REF! $85.7 $25.953000000000017 $115.20399999999999 $141.15700000000001 Southern California 440 17 457 0.91903719912472648 $,240,908.22404814026 $,254,065.29792122537 116.10784114999998 1640.5295404814005 38.050328227571072 1976.9496717724289 $1,831.941582733813 $1,831.941582733813 13,157 ,254,065 ,240,908 #REF! $116.1 $13.156799999999976 $240.90820000000002 $254.065 Northern California 271 2 273 0.97069597069597069 $,214,385.34564102555 $,227,743.68695970683 62.174026539999964 1506.03663003663 45.505494505494426 1969.4945054945056 $1,729.9144318181814 $1,729.9144318181814 13,323 ,227,708 ,214,385 #REF! $62.2 $13.358699999999999 $214.3853 $227.744 Phoenix 244 0 244 0.98360655737704916 $,139,867.52475409844 $,158,648.43540983609 38.71021824000001 1536.5040983606557 40.127049180327958 1974.872950819672 $1,195.8157500000002 $1,195.8157500000002 18,781 ,158,649 ,139,868 #REF! $38.700000000000003 $18.780499999999989 $139.86750000000001 $158.648 Las Vegas 41 0 41 0.95121951219512191 $,155,992.54487804876 $,167,626.55780487802 6.8726888699999984 1964.560975609756 28.268292682926813 1986.7317073170732 $1,283.8612820512819 $1,283.8612820512819 11,634 ,167,627 ,155,993 #REF! $6.9 $11.634500000000003 $155.99250000000001 $167.62700000000001 Total/Average 11,822 740 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020099986 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 $1,473.9904856970031 26114.377347318557 2,072,274 1,804,304 #REF! $2,004.2 $267.97839999999997 $1,804.3037000000002 $2,072.3359999999998 239.2 2011 1771.8 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Stabilized(5) 11,822 0.96608018947724583 $,131,988.45301302712 $,158,081.405157334 $1,868.8383717700026 1758.6831063361815 32.716291659617582 1982.2837083403824 $1,471.6824316508948 Non-stabilized(5) 740 0.22432432432432434 $,154,544.7591081085 $,182,956.39221621651 135.38773024000022 1770.6662162162163 34.254054054053995 1980.745945945946 $1,639.6477987421383 Total/Average 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020100027 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain on non-performing loans, net 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 48,419 ,100,388 Difference $0 $0 bad debt expense as a % of revenue .5% 1.6% Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of June 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 ,404,730 0 0 0 ,404,730 2017 0 0 0 0 ,172,500 ,172,500 2018 ,629,558 0 0 0 0 ,629,558 2019 0 0 0 ,230,000 0 ,230,000 2,787,183.56568 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70529943711131071 Total $,629,558 $,404,730 $,529,011 $0 $,230,000 $0 $,172,500 $1,965,799 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 629558 404730 529011 230000 172500 1965799 Weighted average coupon rate 3.1365999999999998E-2 3.1865999999999998E-2 2.5465999999999999E-2 0.03 4.4999999999999998E-2 3.0917777724986124E-2 Weighted average remaining maturity in years 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 2.9698631391312618 Market equity Security Shares Price Value Common shares 37,841,943 $23.76 $,899,124.56568000012 NAV(3) 37,841,943 $33.11 $1,252,793 Debt Metrics Total debt to total gross assets(4)(5) 0.62152292580617863 Net debt to total estimated fair value of assets(4)(5) 0.61296338727464239 $1,108,334 As of date 42185 42185 42185 42185 42185 maturity 43134 42624 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 0 Total Assets per BS $3,074,133 $0 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,885,815 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,939,246 Net debt less Cert $1,859,262 Syndication 41803 Feb. 5 2018 $,441,239,371.75 1 Accum Deprec. $,-72,572 NAV less Cert $3,033,235 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $0 Net debt to NAV 0.61296338727464239 NPL Debt $41,709 $,454,248,912 3 Total Assets $3,074,133 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,120,152 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.62152292580617863 $1,939,246 $3,146,705 0.61627829745718143 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Acquisitions (SFRs and NPLs) Obtained from Tri Long - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs) FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 132 1598.189393939394 $,159,185.42537878786 $35,483.609090909158 $,194,669.3446969701 $25.7 $1,746.984848484848 ,152,561 $34,347 ,186,908 -7,761.344696970133 Denver 77 1659.4285714285713 $,226,319.93818181817 $24,742.204805194837 $,251,062.14298701301 19.3 $1,839.7142857142858 ,168,246 $16,428 ,184,674 ,-66,388.142987013009 Tampa 70 1510.5 $,127,308.26928571425 $24,607.410999999964 $,151,915.68028571422 10.6 $1,411.1 ,118,353 $20,916 ,139,269 ,-12,646.680285714217 Dallas 59 2184.7796610169494 $,163,964.43423728805 $9,994.9418644068646 $,173,959.37610169491 10.3 $1,643.4237288135594 ,220,142 $15,942 ,236,084 62,124.623898305086 Chicago 55 1741.6363636363637 $,133,929.66436363637 $28,274.536727272673 $,162,204.20109090905 8.9 $1,702.181818181818 ,146,154 $18,436 ,164,590 2,385.7989090909541 Orlando 54 1558.2777777777778 $,117,464.69277777776 $31,274.648333333374 $,148,739.34111111113 8 $1,341.4074074074074 ,114,305 $30,112 ,144,417 -4,322.3411111111345 Houston 34 1924.4411764705883 $,147,896.27117647059 $17,938.853823529411 $,165,835.125 5.6 $1,669.5882352941176 ,121,892 $25,136 ,147,028 ,-18,807.125 Atlanta 28 2462.3571428571427 $,187,354.47071428571 $24,112.665000000008 $,211,467.13571428572 5.9 $1,678.3214285714287 ,160,846 $14,224 ,175,070 ,-36,397.135714285716 Southern California 7 1711.2857142857142 $,353,846.19285714289 $30,377.350000000035 $,384,223.54285714292 2.7 $2,660.4285714285716 ,302,809 $23,671 ,326,480 ,-57,743.542857142922 Total/Avg SFR Acquisitions 516 1743.5406976744187 $,161,792.90418604671 $26,439.639806201361 $,188,232.54399224807 $97.000000000000014 $1,659.5174418604652 ,161,793 $26,440 ,188,233 0.45600775192724541 Total NPLs Converted to SFRs(4) 20 1842.15 $,144,752.31 $19,230.202000000048 $,163,982.51200000005 3.3 $1,474.6470588235295 Total/Avg 536 1747.2201492537313 $,161,157.6111940322 $26,170.630932835658 $,187,327.69205223888 $100.30000000000001 $1,653.6210131332082 Support Slide Abt Sway pg. 1, 2014 SFR gross Yield $19,914.20930232558 Annualized Estimated Average Rent per Home $97,000.15 Aggregate Investment above 0.20530112682809873 SFR Gross Yield Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,185 $42,185 (unaudited) (unaudited) Total revenues $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-3,444 Core FFO(1) $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 11822 10970 9754 Non-stabilized homes(3) 740 1247 1663 Total Homes(4) 12562 12217 11417 Leased Percentages Stabilized homes 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio(4) 0.92238497054609137 0.89121715642138 0.83793173921929276 Starwood Waypoint Residential Trust Period Ending 6/30/15 NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,174 Loans converted to real estate -,486 Loan liquidations and other basis reductions -85 Loan Count as of June 30, 2015 3,644 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 15 Gain on sales of previously depreciated investments in real estate -,245.69383999999994 -,253 -27 Non-controlling interests 121 79 13 Subtotal - NAREIT FFO 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,927 3,898 2,101 Separation costs 0 0 0 Acquisition fees and other expenses 363 637 217 Write-off of loan costs 0 0 0 Loss on derivative financial instruments, net 111 132 104 Amortization of derivative financial instruments cost 0 -90 -81 Severance expense 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,184 1,998 1,048 Core FFO $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 Recurring capital expenditures 0 0 0 Acquisition costs 0 0 0 Other non-property related depreciation and amortization 0 0 0 Stock-based compensation expense 0 0 0 AFFO $22,461.30616 $16,761 $6,270 Core FFO per share $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 37,821,364 38,613,270 39,079,365 Q2 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 2,589 1,871 General and administrative 4,004 4,444 Share-based compensation 1,390 2,130 Investment management fees 4,881 3,993 Separation costs 0 0 Acquisition fees and other expenses 259 186 Interest expense, including amortization 19,595 5,191 Depreciation and amortization 18,984 7,243 Finance-related expenses and write-off of loan costs 911 5,441 Impairment of real estate 440 1,233 Realized loss (gain) on sales of investments in real estate, net -,458 56 Realized gain on divestiture homes, net -1,101 0 Loss on derivative financial instruments, net 65 470 Income tax expense 199 350 Net income attributable to non-controlling interests 98 83 Total NOI 48,419 20,575 Deduct: non-same store NOI ,-24,845 -8,293 Deduct: total NPL portfolio NOI ,-19,278 -8,342 Same store NOI $4,296 $3,940 From Abu's same store workpaper - see support below: Stabilized Prior to 2Q 2014 Stabilized Prior to 1Q 2014 From ABU - Same Store Workpaper - Q2 P:\Financial Reporting\Abu Non-Performing Loan Portfolio Data received form Prime (Contact Jeff Whorton) Total Loan Home Purchase Price Total UPB (3) Total BPO(3) Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 674 727 $86.638026959999934 $160.25578806999985 $143.99724003999998 0.54062338716999336 0.60166449673572475 1.2882879335957085 Illinois 343 370 44.887076109999967 71.56773335000004 68.582644999999999 0.62719711815492252 0.65449613542901364 1.3256906275825335 California 294 296 88.311604929999959 118.61164395 139.93326999999999 0.7445441441417604 0.6310979864188121 0.95868375244172943 New York 209 212 43.862047169999975 68.648038060000005 80.393022000000002 0.63894101578931517 0.54559520315084031 1.0347544622103328 Arizona 160 187 15.205403510000004 25.136570329999994 21.113399999999999 0.60491162121081643 0.72017787329373784 2.0959590448707126 Wisconsin 158 167 13.025531840000001 17.982250160000003 20.422550000000001 0.72435494579950832 0.63780144203343858 1.1233099499095993 Indiana 155 161 11.076065950000004 15.112299879999998 16.37687 0.73291729504774794 0.67632373890737385 1.1594420418107931 Maryland 145 150 28.392923210000014 41.940860920000006 35.693199999999997 0.676975211933728 0.79547149625138724 1.4056774131520449 New Jersey 145 144 22.899024010000002 37.660787069999991 37.142395 0.60803360183199717 0.61651985581435986 1.2410897587714398 Pennsylvania 114 121 11.043847530000006 16.469702270000006 15.879899999999999 0.67055538399845049 0.69546077305272747 1.235603872946867 Georgia 93 100 10.138313269999998 15.807110560000003 14.981350000000001 0.64137675456354848 0.67672895099573782 1.1955475476067292 Other 1,154 1,175 140.16252711000016 198.19937078000009 203.899698 0.70717947568854578 0.6874091942500089 1.147988481154913 Totals 3,644 3,810 $515.64239159999988 $787.39215539999987 $798.41554004 0.6548736713512856 0.6458321083957943 1.2051915879823913 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,424 2,554 $349.38805905999959 $553.28290492000087 $532.03958503999991 0.63144844775730558 0.65660163056050713 1.2674552250399957 Performing 846 811 116.2150023099998 161.61711312000031 192.55931899999999 0.71907609328295863 0.60352832007055346 1.0032578780246222 Delinquent 374 724 50.01433022999997 72.542137359999998 73.766636000000005 0.68945211776428927 0.67800746979976101 1.1802357537437018 #REF! #REF! #REF! Total/Average 3,644 4,089 $515.61739159999934 $787.44215540000118 $798.36554003999981 0.65500000000000003 0.64600000000000002 1.2051915879823913 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") FOR ACQUISITION SLIDE Non-Performing Loans: Total Purchase Purchase Weighted Number of Purchase Price Total UPB Total BPO Price as % Price as % Average Loans ($ in millions) ($ in millions) ($ in millions) of UPB of BPO LTV 1,441 $117 $189.4 $171.6 0.61799999999999999 0.68200000000000005 1.141 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-21 Stabilized & 180 Day Schedules Obtained from Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) Atlanta 2,557 2,509 0.96731765643682743 $1,203.5456202632627 2,490 0.96144578313253015 $1,196.4106524466749 South Florida 2,534 2,301 0.96697088222511951 $1,620.7982043478262 2,212 0.95343580470162748 $1,614.7412766967252 Houston 1,599 1,538 0.96228868660598177 $1,537.7937695312503 1,493 0.95713328868050906 $1,531.8670147161881 Tampa 1,419 1,349 0.95107487027427728 $1,263.946609792285 1,240 0.94516129032258067 $1,254.5354654141763 Dallas 1,402 1,311 0.97559115179252476 $1,571.4624580152674 1,213 0.94723825226710634 $1,559.7443292682931 Denver 715 626 0.99041533546325877 $1,764.7688000000001 561 0.98752228163992872 $1,757.207956600361 Chicago 714 654 0.96636085626911317 $1,664.5738073394496 604 0.95695364238410596 $1,663.679411764704 Orlando 607 538 0.95724907063197029 $1,304.1714312267654 483 0.95238095238095233 $1,304.970065217391 Southern California 457 440 0.94772727272727275 $1,828.6051025056947 426 0.93427230046948362 $1,816.6842317380354 Northern California 273 271 0.97416974169741699 $1,725.9793726937264 254 0.98425196850393704 $1,752.2536399999995 Phoenix 244 244 0.98360655737704916 $1,197.5769672131148 244 0.98360655737704916 $1,195.8157500000002 Las Vegas 41 41 0.95121951219512191 $1,296.875609756097 41 0.95121951219512191 $1,283.8612820512819 Total/Average 12,562 11,822 0.96608018947724583 $1,471.1499398967258 11,261 0.95657579255838732 $1,462.5057996468743 Starwood Waypoint Residential Trust Period Ending 6/30/15 Homes not intend to hold for the long term Home Count as of March 31, 2015 1,151 SFR homes sold -,125 Prime REOs sold -,206 Additional SFR held for sale 207 Additional Prime Non-rentals 176 Additional Prime Rentals 2 Home Count as of June 30, 2015(1) 1,205 1205 Check 0 Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 42078 (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 98 83 219 73 121 Subtotal - NAREIT FFO 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 2,130 3,317 2,459 1,927 Separation costs 0 0 0 3,543 0 Acquisition fees and other expenses 259 186 622 447 363 Write-off of loan costs 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -50 -,200 -50 -,100 Severance expense 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,259 0 4,443 0 2,184 Core FFO(1) $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 Acquisition costs 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 AFFO $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Same Store Growth Q2 15 This comes from Abu and his supporting Files. Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q2 2015 vs. Q2 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,677 -1.2% -0.16667958397116645 9.3% 2Q 2014 4,057 -2.7% -8.9% 1.3% Y/Y % Increase SS2014 - 1677 SS2Q14 - 4057 Net Operating Income 9.3% 1.3% Revenue -1.2% -2.7% Expenses -0.16667958397116645 -8.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 (unaudited) (unaudited) Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 Other property revenues 1,539 890 2833 1,369 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 Total revenues 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 10,195 7,791 21,520 13,823 Real estate taxes and insurance 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 2,589 1,871 6,155 4,286 General and administrative 4,004 4,444 7,862 9,814 Share-based compensation 1,390 2,130 3,317 2,459 Investment management fees 4,881 3,993 9,662 6,750 Separation costs 0 0 0 3,543 Acquisition fees and other expenses 259 186 622 447 Interest expense, including amortization 19,595 5,191 37,212 6,691 Depreciation and amortization 18,984 7,243 36,992 12,716 Finance-related expenses and write-off of loan costs 911 5,441 1,455 5,441 Impairment of real estate 440 1,233 659 2,067 Total expenses 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net loss -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Provided by John Christie Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change South Florida 125 2.8% 110 4.4% 170 2.9% 405 3.3% Atlanta 139 3.5% 164 3.6% 92 2.8% 395 3.4% Houston 152 1.2% 74 2.7% 60 2.9% 286 1.9% Tampa 101 3.3% 75 6.6% 78 3.1% 254 4.2% Dallas 54 .8% 78 3.8% 65 2.8% 197 2.6% Chicago 24 1.2% 26 2.3% 44 0.03 94 2.3% Phoenix 28 .8% 21 1.9% 28 1.8% 77 1.5% Denver 39 1.7% 20 0.03 11 0.03 70 2.3% Northern California 21 .8% 15 3.6% 25 2.9% 61 2.3% Orlando 20 2.2% 17 1.8% 23 2.8% 60 2.3% Southern California 21 .7% 20 2.9% 19 2.9% 60 2.1% Las Vegas 3 0.0% 1 -0.03 0 n.a. 4 -0.8% Total/Average 727 2.2% 621 3.7% 615 2.9% 1,963 2.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Separation costs 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Acquisition fees and other expenses 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Interest expense, including amortization 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Depreciation and amortization 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Finance-related expenses and write-off of loan costs 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Impairment of real estate 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 81,714 1.7506266469567453 49,130 2.0816032539615286 ,162,582 1.8337694563501015 85,669 2.2926378890464849 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized loss on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net income (loss) -3,339 ,-12,033 -3,225 ,-27,351 Net (income) loss attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Net Asset Value Calculation $42,185 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,205,017 $58.27 ok Less accumulated depreciation ,-72,572 -1.92 ok Add real estate held for sale, net 94,293 2.4900000000000002 ok Investments in real estate, net 2,226,738 58.84 ok Add increase in estimated fair value of investments in real estate ,393,221 10.39 ok Less estimated renovation reserve(1) -,229,296 -6.06 ok Estimated SFR Value 2,390,663 63.17 ok Non-performing loans 79,538 2.1 ok Non-performing loans held for sale 87,509 2.31 ok Non-performing loans (fair value option) ,412,503 10.9 ok Add increase in estimated fair value of non-performing loans 63,022 1.67 ok Estimated NPL Value ,642,572 16.98 ok Estimated SFR & NPL Value $3,033,235 $80.150000000000006 ok $80.155371514618039 Total shareholders' equity $1,060,554 $28.03 ok Less unamortized debt discount on convertible senior notes ,-34,708 -0.92 ok Less investments in real estate, net -2,226,738 -58.84 ok Less non-performing loans ,-79,538 -2.1 ok Less: non-performing loans held for sale ,-87,509 -2.31 ok Less non-performing loans (fair value option) -,412,503 -10.9 ok Add estimated SFR & NPL value 3,033,235 80.150000000000006 ok Estimated NAV $1,252,793 $33.11 ok $33.105937504318952 $33.11 Number of Shares 37,841,943 (1) Renovation reserve includes remaining capital expenditures for non-stabilized homes and average turn 2 cost for stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,205,017 Add: real estate held for sale, net 94,293 Adjusted investments in real estate (excl. depreciation) 2,299,310 Add: increase in estimated fair value of investments in real estate 91,353 Estimated SFR Value (Fair Value) 2,390,663 Non-performing loans 79,538 Non-performing loans held for sale 87,509 Non-performing loans (fair value option) ,412,503 Add: increase in estimated fair value of non-performing loans 63,022 Estimated NPL Value (Fair Value) ,642,572 Estimated SFR & NPL Value (Fair Value) 3,033,235 Resident and other receivables, net 23,620 Cash and cash equivalents 79,984 Restricted cash 87,247 Deferred leasing costs 29,605 Asset-backed securitization costs, net 26,553 Other Assets 20,836 Total Assets at fair value $3,301,080 Liabilities Senior SFR facility $,629,558 Master repurchase agreement ,404,730 Asset-backed securitization ,527,043 Convertible senior notes, net ,367,792 Add: unamortized debt discount on convertible senior notes 34,708 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 60,121 Resident security deposits and prepaid rent 22,091 Total liabilities at fair value $2,046,043 Less: Non-controlling interests -2,244 Estimated NAV at fair value $1,252,793 Number of Shares 37,841,943 Estimated NAV $33.105940128862315 -4.0598711376844676E-3 m Check to NAV calculation 0 m Investments in real estate, net 2,226,738 Add back: accumulated depreciation 72,572 Investments in real estate properties, gross 2,299,310 Adjusted fair value as of 6/30/2015 2,390,663 Increase in estimated fair value of investments in real estate 91,353 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $,-50,722,880 $,-50,723 Condition Adjustment for Stabilized Properties B -,172,530,950 -,172,531 Remaining Construction Costs for Non- Stabilized homes C -6,041,600 -6,042 Total estimated reserves at 6/30/2015 $-,229,295,430 $-,229,296 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 6/30/15 (on 12,666 homes (not Units)) D 2,247,278 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 From Allen Fair value on homes excluded from valuation (Prime REO) E ,143,385 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\REO Schedule June 30 2015 -Prime From Dennis/Prime Adjusted fair value as of 6/30/15 2,390,663 Add: increase in estimated fair value of investments in real estate -,229,296 Per above Investments in real estate 2,226,738 Per above Fair value adjustment ,393,221 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201502. Q2 2015\Fair Value Q2 2015 Book basis ,579,550 Fair value ,642,572 Fair value adjustment F 63,022 DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 49 $,165,582.41571428569 $8,113,538.3699999982 $8,824,263.5800000001 $,710,725.21000000183 $0 $,710,725.21000000183 Other REO Divestitures(2) 80 ,236,992.26712500001 18,959,381.370000001 18,403,054 -,556,327.37000000104 -,556,327.37000000104 0 NPL REO 213 ,132,243.45403755872 28,167,855.710000008 28,054,423.609999999 -,113,432.10000000894 -,113,432.10000000894 0 Total 342 $,161,522.73523391812 $55,240,775.450000003 $55,281,741.189999998 $40,965.739999991842 $-,669,759.47000000998 $,710,725.21000000183 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,185 $42,004 (unaudited) ASSETS Investments in real estate Land $,389,320 $,359,889 Building and improvements 1,815,697 1,619,622 Development costs Total investment in properties 2,205,017 1,979,511 Less accumulated depreciation ,-72,572 ,-41,563 Investment in real estate properties, net 2,132,445 1,937,948 Real estate held for sale, net 94,293 32,102 Total investments in real estate, net 2,226,738 1,970,050 Non-performing loans 79,538 ,125,488 Non-performing loans held for sale 87,509 26,911 Non-performing loans (fair value option) ,412,503 ,491,790 Resident and other receivables, net 23,620 17,270 Cash and cash equivalents 79,984 ,175,198 Restricted cash 87,247 50,749 Deferred financing costs, net 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 Other assets 20,836 17,994 Total assets $3,074,133 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,629,558 $,441,239 Master repurchase agreement ,404,730 ,454,249 Asset-backed securitization, net ,527,043 ,526,816 Convertible senior notes, net ,367,792 ,363,110 Accounts payable and accrued expenses 60,121 52,457 Resident security deposits and prepaid rent 22,091 17,857 Total liabilities 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 381 378 Additional paid-in capital 1,128,334 1,133,239 Accumulated deficit ,-67,999 ,-53,723 Accumulated other comprehensive loss -,162 -70 Total Starwood Waypoint Residential Trust equity 1,060,554 1,079,824 Non-controlling interests 2,244 611 Total equity 1,062,798 1,080,435 Total liabilities and equity $3,074,133 $2,936,163 0 0 ck Shares outstanding end of period 37,841,943 Book value per share $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $-3,444 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 2,589 3,566 3,150 3,508 1,871 6,155 0 General and administrative 4,004 3,858 4,866 4,627 4,444 7,862 0 Share-based compensation 1,390 1,927 3,898 2,101 2,130 3,317 0 Investment management fees 4,881 4,781 4,825 4,522 3,993 9,662 0 Separation costs 0 0 0 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 186 622 0 Interest expense, including amortization 19,595 17,617 16,633 11,899 5,191 37,212 0 Depreciation and amortization 18,984 18,008 19,918 9,238 7,243 36,992 0 Finance-related expenses and write-off of loan costs 911 544 940 1,334 5,441 1,455 0 Impairment of real estate 440 219 171 341 1,233 659 0 Realized loss (gain) on sales of investments in real estate, net -,458 -,246 148 -,125 56 -,704 0 Realized gain on divestiture homes, net -1,101 782 0 0 0 -,319 0 Loss on derivative financial instruments, net 65 211 132 104 470 276 0 Income tax expense 199 225 -44 19 350 424 0 Net income attributable to non-controlling interests 98 121 79 13 83 219 0 check to NOI page QTD YTD Total NOI 48,419 51,969 45,795 31,085 20,575 ,100,388 0 0 0 Add (deduct) adjustments to get to total stabilized home portfolio NOI 0 NPL portfolio NOI components: 0 Realized gain on non-performing loans, net -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-14,486 0 Realized gain on loan conversions, net -6,123 -8,549 -6,994 -5,791 -6,483 ,-14,672 0 Mortgage loan servicing costs 9,586 9,995 11,020 7,918 5,139 19,581 0 Unrealized gain on non-performing loans, net ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-38,383 0 Deduct: Total NPL portfolio NOI ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-47,960 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 1,766 3,289 2,236 2,537 2,726 5,055 0 Add Total Non-stabilized portfolio NOI 1,766 3,289 2,236 2,537 2,726 5,055 0 0 Total stabilized portfolio NOI $30,907 $26,576 $22,181 $20,103 $14,959 $57,483 $0 $0 $0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $30,907 $26,576 $22,903 $20,103 $14,959 $57,483 $0 check to NOI page 0 0 $0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $46,677 $41,983 $37,097 $30,366 $23,602 $88,660 $0 Less Allowance for doubtful accounts -,229.60091323913264 -,708 -,645 -,870 -,614 -,938 0.3990867608673625 Total rental revenues $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $87,722 $0.39908676086633932 Stabilized portfolio NOI margin 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.65528601719067048 Check Balance $0 $28,801 Total Rental Homes Portfolio Obtained from Tri Long - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment Atlanta 2,509 48 2,557 0.95463433711380519 $,101,226.29641376612 $,131,087.46535784123 $335.19064892 1933.0782166601487 22.393038717246782 1992.6069612827532 $1,203.401435602953 $1,203.401435602953 29,861 ,131,087 ,101,226 #REF! $335.2 $29.86069999999998 $101.22630000000001 $131.08699999999999 South Florida 2,301 233 2,534 0.89936858721389112 $,139,002.83067482235 $,174,732.64466456161 442.7 1581.8606395578365 45.031570639305528 1969.9684293606945 $1,622.3531942003515 $1,622.3531942003515 35,730 ,174,733 ,139,003 #REF! $442.7 $35.730200000000025 $139.00279999999998 $174.733 Houston 1,538 61 1,599 0.94308943089430897 $,131,144.58370856775 $,149,831.86085678538 239.5811455099998 2029.5347091932458 26.49093183239529 1988.5090681676047 $1,537.2903253652062 $1,537.2903253652062 18,687 ,149,832 ,131,145 #REF! $239.6 $18.687399999999997 $131.1446 $149.83199999999999 Tampa 1,349 70 1,419 0.90909090909090906 $,104,278.8060606068 $,126,131.956941508 178.98124689999986 1457.1719520789288 40.181113460183269 1974.8188865398167 $1,263.2591388673393 $1,263.2591388673393 21,783 ,126,061 ,104,278 #REF! $179 $21.8 $104.27810000000001 $126.13200000000001 Dallas 1,311 91 1,402 0.91940085592011411 $,140,461.35123395151 $,161,959.56352353797 227.06730806000024 2132.9564907275321 20.074179743224022 1994.925820256776 $1,575.2348524844722 $1,575.2348524844722 21,498 ,161,959 ,140,461 #REF! $227.1 $21.49860000000001 $140.4614 $161.96 Denver 626 89 715 0.90069930069930071 $,200,979.58907692303 $,229,160.70693706267 163.8499054599998 1601.4321678321678 31.928671328671271 1983.0713286713287 $1,767.7161741835148 $1,767.7161741835148 28,181 ,229,161 ,200,980 #REF! $163.80000000000001 $28.181399999999996 $200.9796 $229.161 Chicago 654 60 714 0.90196078431372551 $,120,853.42096638647 $,150,190.40901960791 107.23595204000004 1574.3011204481793 37.906162464985982 1977.093837535014 $1,665.8466925465839 $1,665.8466925465839 29,377 ,150,230 ,120,853 #REF! $107.2 $29.336600000000004 $120.85339999999999 $150.19 Orlando 538 69 607 0.86985172981878089 $,115,203.99233937399 $,141,157.4938056012 85.682598739999932 1583.5172981878088 37.191103789126828 1977.8088962108732 $1,310.2907590132825 $1,310.2907590132825 25,958 ,141,162 ,115,204 #REF! $85.7 $25.953000000000017 $115.20399999999999 $141.15700000000001 Southern California 440 17 457 0.91903719912472648 $,240,908.22404814026 $,254,065.29792122537 116.10784114999998 1640.5295404814005 38.050328227571072 1976.9496717724289 $1,831.941582733813 $1,831.941582733813 13,157 ,254,065 ,240,908 #REF! $116.1 $13.156799999999976 $240.90820000000002 $254.065 Northern California 271 2 273 0.97069597069597069 $,214,385.34564102555 $,227,743.68695970683 62.174026539999964 1506.03663003663 45.505494505494426 1969.4945054945056 $1,729.9144318181814 $1,729.9144318181814 13,323 ,227,708 ,214,385 #REF! $62.2 $13.358699999999999 $214.3853 $227.744 Phoenix 244 0 244 0.98360655737704916 $,139,867.52475409844 $,158,648.43540983609 38.71021824000001 1536.5040983606557 40.127049180327958 1974.872950819672 $1,195.8157500000002 $1,195.8157500000002 18,781 ,158,649 ,139,868 #REF! $38.700000000000003 $18.780499999999989 $139.86750000000001 $158.648 Las Vegas 41 0 41 0.95121951219512191 $,155,992.54487804876 $,167,626.55780487802 6.8726888699999984 1964.560975609756 28.268292682926813 1986.7317073170732 $1,283.8612820512819 $1,283.8612820512819 11,634 ,167,627 ,155,993 #REF! $6.9 $11.634500000000003 $155.99250000000001 $167.62700000000001 Total/Average 11,822 740 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020099986 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 $1,473.9904856970031 26114.377347318557 2,072,274 1,804,304 #REF! $2,004.2 $267.97839999999997 $1,804.3037000000002 $2,072.3359999999998 239.2 2011 1771.8 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Stabilized(5) 11,822 0.96608018947724583 $,131,988.45301302712 $,158,081.405157334 $1,868.8383717700026 1758.6831063361815 32.716291659617582 1982.2837083403824 $1,471.6824316508948 Non-stabilized(5) 740 0.22432432432432434 $,154,544.7591081085 $,182,956.39221621651 135.38773024000022 1770.6662162162163 34.254054054053995 1980.745945945946 $1,639.6477987421383 Total/Average 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020100027 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain on non-performing loans, net 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 48,419 ,100,388 Difference $0 $0 bad debt expense as a % of revenue .5% 1.6% Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of June 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 ,404,730 0 0 0 ,404,730 2017 0 0 0 0 ,172,500 ,172,500 2018 ,629,558 0 0 0 0 ,629,558 2019 0 0 0 ,230,000 0 ,230,000 2,787,183.56568 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70529943711131071 Total $,629,558 $,404,730 $,529,011 $0 $,230,000 $0 $,172,500 $1,965,799 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 629558 404730 529011 230000 172500 1965799 Weighted average coupon rate 3.1365999999999998E-2 3.1865999999999998E-2 2.5465999999999999E-2 0.03 4.4999999999999998E-2 3.0917777724986124E-2 Weighted average remaining maturity in years 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 2.9698631391312618 Market equity Security Shares Price Value Common shares 37,841,943 $23.76 $,899,124.56568000012 NAV(3) 37,841,943 $33.11 $1,252,793 Debt Metrics Total debt to total gross assets(4)(5) 0.62152292580617863 Net debt to total estimated fair value of assets(4)(5) 0.61296338727464239 $1,108,334 As of date 42185 42185 42185 42185 42185 maturity 43134 42624 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 0 Total Assets per BS $3,074,133 $0 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,885,815 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,939,246 Net debt less Cert $1,859,262 Syndication 41803 Feb. 5 2018 $,441,239,371.75 1 Accum Deprec. $,-72,572 NAV less Cert $3,033,235 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $0 Net debt to NAV 0.61296338727464239 NPL Debt $41,709 $,454,248,912 3 Total Assets $3,074,133 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,120,152 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.62152292580617863 $1,939,246 $3,146,705 0.61627829745718143 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Acquisitions (SFRs and NPLs) Obtained from Tri Long - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs) FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 132 1598.189393939394 $,159,185.42537878786 $35,483.609090909158 $,194,669.3446969701 $25.7 $1,746.984848484848 ,152,561 $34,347 ,186,908 -7,761.344696970133 Denver 77 1659.4285714285713 $,226,319.93818181817 $24,742.204805194837 $,251,062.14298701301 19.3 $1,839.7142857142858 ,168,246 $16,428 ,184,674 ,-66,388.142987013009 Tampa 70 1510.5 $,127,308.26928571425 $24,607.410999999964 $,151,915.68028571422 10.6 $1,411.1 ,118,353 $20,916 ,139,269 ,-12,646.680285714217 Dallas 59 2184.7796610169494 $,163,964.43423728805 $9,994.9418644068646 $,173,959.37610169491 10.3 $1,643.4237288135594 ,220,142 $15,942 ,236,084 62,124.623898305086 Chicago 55 1741.6363636363637 $,133,929.66436363637 $28,274.536727272673 $,162,204.20109090905 8.9 $1,702.181818181818 ,146,154 $18,436 ,164,590 2,385.7989090909541 Orlando 54 1558.2777777777778 $,117,464.69277777776 $31,274.648333333374 $,148,739.34111111113 8 $1,341.4074074074074 ,114,305 $30,112 ,144,417 -4,322.3411111111345 Houston 34 1924.4411764705883 $,147,896.27117647059 $17,938.853823529411 $,165,835.125 5.6 $1,669.5882352941176 ,121,892 $25,136 ,147,028 ,-18,807.125 Atlanta 28 2462.3571428571427 $,187,354.47071428571 $24,112.665000000008 $,211,467.13571428572 5.9 $1,678.3214285714287 ,160,846 $14,224 ,175,070 ,-36,397.135714285716 Southern California 7 1711.2857142857142 $,353,846.19285714289 $30,377.350000000035 $,384,223.54285714292 2.7 $2,660.4285714285716 ,302,809 $23,671 ,326,480 ,-57,743.542857142922 Total/Avg SFR Acquisitions 516 1743.5406976744187 $,161,792.90418604671 $26,439.639806201361 $,188,232.54399224807 $97.000000000000014 $1,659.5174418604652 ,161,793 $26,440 ,188,233 0.45600775192724541 Total NPLs Converted to SFRs(4) 20 1842.15 $,144,752.31 $19,230.202000000048 $,163,982.51200000005 3.3 $1,474.6470588235295 Total/Avg 536 1747.2201492537313 $,161,157.6111940322 $26,170.630932835658 $,187,327.69205223888 $100.30000000000001 $1,653.6210131332082 Support Slide Abt Sway pg. 1, 2014 SFR gross Yield $19,914.20930232558 Annualized Estimated Average Rent per Home $97,000.15 Aggregate Investment above 0.20530112682809873 SFR Gross Yield Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,185 $42,185 (unaudited) (unaudited) Total revenues $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-3,444 Core FFO(1) $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 11822 10970 9754 Non-stabilized homes(3) 740 1247 1663 Total Homes(4) 12562 12217 11417 Leased Percentages Stabilized homes 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio(4) 0.92238497054609137 0.89121715642138 0.83793173921929276 Starwood Waypoint Residential Trust Period Ending 6/30/15 NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,174 Loans converted to real estate -,486 Loan liquidations and other basis reductions -85 Loan Count as of June 30, 2015 3,644 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 15 Gain on sales of previously depreciated investments in real estate -,245.69383999999994 -,253 -27 Non-controlling interests 121 79 13 Subtotal - NAREIT FFO 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,927 3,898 2,101 Separation costs 0 0 0 Acquisition fees and other expenses 363 637 217 Write-off of loan costs 0 0 0 Loss on derivative financial instruments, net 111 132 104 Amortization of derivative financial instruments cost 0 -90 -81 Severance expense 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,184 1,998 1,048 Core FFO $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 Recurring capital expenditures 0 0 0 Acquisition costs 0 0 0 Other non-property related depreciation and amortization 0 0 0 Stock-based compensation expense 0 0 0 AFFO $22,461.30616 $16,761 $6,270 Core FFO per share $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 37,821,364 38,613,270 39,079,365 Q2 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 2,589 1,871 General and administrative 4,004 4,444 Share-based compensation 1,390 2,130 Investment management fees 4,881 3,993 Separation costs 0 0 Acquisition fees and other expenses 259 186 Interest expense, including amortization 19,595 5,191 Depreciation and amortization 18,984 7,243 Finance-related expenses and write-off of loan costs 911 5,441 Impairment of real estate 440 1,233 Realized loss (gain) on sales of investments in real estate, net -,458 56 Realized gain on divestiture homes, net -1,101 0 Loss on derivative financial instruments, net 65 470 Income tax expense 199 350 Net income attributable to non-controlling interests 98 83 Total NOI 48,419 20,575 Deduct: non-same store NOI ,-24,845 -8,293 Deduct: total NPL portfolio NOI ,-19,278 -8,342 Same store NOI $4,296 $3,940 From Abu's same store workpaper - see support below: Stabilized Prior to 2Q 2014 Stabilized Prior to 1Q 2014 From ABU - Same Store Workpaper - Q2 P:\Financial Reporting\Abu Non-Performing Loan Portfolio Data received form Prime (Contact Jeff Whorton) Total Loan Home Purchase Price Total UPB (3) Total BPO(3) Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 674 727 $86.638026959999934 $160.25578806999985 $143.99724003999998 0.54062338716999336 0.60166449673572475 1.2882879335957085 Illinois 343 370 44.887076109999967 71.56773335000004 68.582644999999999 0.62719711815492252 0.65449613542901364 1.3256906275825335 California 294 296 88.311604929999959 118.61164395 139.93326999999999 0.7445441441417604 0.6310979864188121 0.95868375244172943 New York 209 212 43.862047169999975 68.648038060000005 80.393022000000002 0.63894101578931517 0.54559520315084031 1.0347544622103328 Arizona 160 187 15.205403510000004 25.136570329999994 21.113399999999999 0.60491162121081643 0.72017787329373784 2.0959590448707126 Wisconsin 158 167 13.025531840000001 17.982250160000003 20.422550000000001 0.72435494579950832 0.63780144203343858 1.1233099499095993 Indiana 155 161 11.076065950000004 15.112299879999998 16.37687 0.73291729504774794 0.67632373890737385 1.1594420418107931 Maryland 145 150 28.392923210000014 41.940860920000006 35.693199999999997 0.676975211933728 0.79547149625138724 1.4056774131520449 New Jersey 145 144 22.899024010000002 37.660787069999991 37.142395 0.60803360183199717 0.61651985581435986 1.2410897587714398 Pennsylvania 114 121 11.043847530000006 16.469702270000006 15.879899999999999 0.67055538399845049 0.69546077305272747 1.235603872946867 Georgia 93 100 10.138313269999998 15.807110560000003 14.981350000000001 0.64137675456354848 0.67672895099573782 1.1955475476067292 Other 1,154 1,175 140.16252711000016 198.19937078000009 203.899698 0.70717947568854578 0.6874091942500089 1.147988481154913 Totals 3,644 3,810 $515.64239159999988 $787.39215539999987 $798.41554004 0.6548736713512856 0.6458321083957943 1.2051915879823913 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,424 2,554 $349.38805905999959 $553.28290492000087 $532.03958503999991 0.63144844775730558 0.65660163056050713 1.2674552250399957 Performing 846 811 116.2150023099998 161.61711312000031 192.55931899999999 0.71907609328295863 0.60352832007055346 1.0032578780246222 Delinquent 374 724 50.01433022999997 72.542137359999998 73.766636000000005 0.68945211776428927 0.67800746979976101 1.1802357537437018 #REF! #REF! #REF! Total/Average 3,644 4,089 $515.61739159999934 $787.44215540000118 $798.36554003999981 0.65500000000000003 0.64600000000000002 1.2051915879823913 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") FOR ACQUISITION SLIDE Non-Performing Loans: Total Purchase Purchase Weighted Number of Purchase Price Total UPB Total BPO Price as % Price as % Average Loans ($ in millions) ($ in millions) ($ in millions) of UPB of BPO LTV 1,441 $117 $189.4 $171.6 0.61799999999999999 0.68200000000000005 1.141 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-21 Stabilized & 180 Day Schedules Obtained from Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) Atlanta 2,557 2,509 0.96731765643682743 $1,203.5456202632627 2,490 0.96144578313253015 $1,196.4106524466749 South Florida 2,534 2,301 0.96697088222511951 $1,620.7982043478262 2,212 0.95343580470162748 $1,614.7412766967252 Houston 1,599 1,538 0.96228868660598177 $1,537.7937695312503 1,493 0.95713328868050906 $1,531.8670147161881 Tampa 1,419 1,349 0.95107487027427728 $1,263.946609792285 1,240 0.94516129032258067 $1,254.5354654141763 Dallas 1,402 1,311 0.97559115179252476 $1,571.4624580152674 1,213 0.94723825226710634 $1,559.7443292682931 Denver 715 626 0.99041533546325877 $1,764.7688000000001 561 0.98752228163992872 $1,757.207956600361 Chicago 714 654 0.96636085626911317 $1,664.5738073394496 604 0.95695364238410596 $1,663.679411764704 Orlando 607 538 0.95724907063197029 $1,304.1714312267654 483 0.95238095238095233 $1,304.970065217391 Southern California 457 440 0.94772727272727275 $1,828.6051025056947 426 0.93427230046948362 $1,816.6842317380354 Northern California 273 271 0.97416974169741699 $1,725.9793726937264 254 0.98425196850393704 $1,752.2536399999995 Phoenix 244 244 0.98360655737704916 $1,197.5769672131148 244 0.98360655737704916 $1,195.8157500000002 Las Vegas 41 41 0.95121951219512191 $1,296.875609756097 41 0.95121951219512191 $1,283.8612820512819 Total/Average 12,562 11,822 0.96608018947724583 $1,471.1499398967258 11,261 0.95657579255838732 $1,462.5057996468743 Starwood Waypoint Residential Trust Period Ending 6/30/15 Homes not intend to hold for the long term Home Count as of March 31, 2015 1,151 SFR homes sold -,125 Prime REOs sold -,206 Additional SFR held for sale 207 Additional Prime Non-rentals 176 Additional Prime Rentals 2 Home Count as of June 30, 2015(1) 1,205 1205 Check 0 Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 42078 (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 98 83 219 73 121 Subtotal - NAREIT FFO 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 2,130 3,317 2,459 1,927 Separation costs 0 0 0 3,543 0 Acquisition fees and other expenses 259 186 622 447 363 Write-off of loan costs 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -50 -,200 -50 -,100 Severance expense 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,259 0 4,443 0 2,184 Core FFO(1) $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 Acquisition costs 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 AFFO $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Same Store Growth Q2 15 This comes from Abu and his supporting Files. Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q2 2015 vs. Q2 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,677 -1.2% -0.16667958397116645 9.3% 2Q 2014 4,057 -2.7% -8.9% 1.3% Y/Y % Increase SS2014 - 1677 SS2Q14 - 4057 Net Operating Income 9.3% 1.3% Revenue -1.2% -2.7% Expenses -0.16667958397116645 -8.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 (unaudited) (unaudited) Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 Other property revenues 1,539 890 2833 1,369 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 Total revenues 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 10,195 7,791 21,520 13,823 Real estate taxes and insurance 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 2,589 1,871 6,155 4,286 General and administrative 4,004 4,444 7,862 9,814 Share-based compensation 1,390 2,130 3,317 2,459 Investment management fees 4,881 3,993 9,662 6,750 Separation costs 0 0 0 3,543 Acquisition fees and other expenses 259 186 622 447 Interest expense, including amortization 19,595 5,191 37,212 6,691 Depreciation and amortization 18,984 7,243 36,992 12,716 Finance-related expenses and write-off of loan costs 911 5,441 1,455 5,441 Impairment of real estate 440 1,233 659 2,067 Total expenses 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net loss -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Provided by John Christie Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change South Florida 125 2.8% 110 4.4% 170 2.9% 405 3.3% Atlanta 139 3.5% 164 3.6% 92 2.8% 395 3.4% Houston 152 1.2% 74 2.7% 60 2.9% 286 1.9% Tampa 101 3.3% 75 6.6% 78 3.1% 254 4.2% Dallas 54 .8% 78 3.8% 65 2.8% 197 2.6% Chicago 24 1.2% 26 2.3% 44 0.03 94 2.3% Phoenix 28 .8% 21 1.9% 28 1.8% 77 1.5% Denver 39 1.7% 20 0.03 11 0.03 70 2.3% Northern California 21 .8% 15 3.6% 25 2.9% 61 2.3% Orlando 20 2.2% 17 1.8% 23 2.8% 60 2.3% Southern California 21 .7% 20 2.9% 19 2.9% 60 2.1% Las Vegas 3 0.0% 1 -0.03 0 n.a. 4 -0.8% Total/Average 727 2.2% 621 3.7% 615 2.9% 1,963 2.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Separation costs 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Acquisition fees and other expenses 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Interest expense, including amortization 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Depreciation and amortization 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Finance-related expenses and write-off of loan costs 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Impairment of real estate 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 81,714 1.7506266469567453 49,130 2.0816032539615286 ,162,582 1.8337694563501015 85,669 2.2926378890464849 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized loss on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net income (loss) -3,339 ,-12,033 -3,225 ,-27,351 Net (income) loss attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Net Asset Value Calculation $42,185 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,205,017 $58.27 ok Less accumulated depreciation ,-72,572 -1.92 ok Add real estate held for sale, net 94,293 2.4900000000000002 ok Investments in real estate, net 2,226,738 58.84 ok Add increase in estimated fair value of investments in real estate ,393,221 10.39 ok Less estimated renovation reserve(1) -,229,296 -6.06 ok Estimated SFR Value 2,390,663 63.17 ok Non-performing loans 79,538 2.1 ok Non-performing loans held for sale 87,509 2.31 ok Non-performing loans (fair value option) ,412,503 10.9 ok Add increase in estimated fair value of non-performing loans 63,022 1.67 ok Estimated NPL Value ,642,572 16.98 ok Estimated SFR & NPL Value $3,033,235 $80.150000000000006 ok $80.155371514618039 Total shareholders' equity $1,060,554 $28.03 ok Less unamortized debt discount on convertible senior notes ,-34,708 -0.92 ok Less investments in real estate, net -2,226,738 -58.84 ok Less non-performing loans ,-79,538 -2.1 ok Less: non-performing loans held for sale ,-87,509 -2.31 ok Less non-performing loans (fair value option) -,412,503 -10.9 ok Add estimated SFR & NPL value 3,033,235 80.150000000000006 ok Estimated NAV $1,252,793 $33.11 ok $33.105937504318952 $33.11 Number of Shares 37,841,943 (1) Renovation reserve includes remaining capital expenditures for non-stabilized homes and average turn 2 cost for stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,205,017 Add: real estate held for sale, net 94,293 Adjusted investments in real estate (excl. depreciation) 2,299,310 Add: increase in estimated fair value of investments in real estate 91,353 Estimated SFR Value (Fair Value) 2,390,663 Non-performing loans 79,538 Non-performing loans held for sale 87,509 Non-performing loans (fair value option) ,412,503 Add: increase in estimated fair value of non-performing loans 63,022 Estimated NPL Value (Fair Value) ,642,572 Estimated SFR & NPL Value (Fair Value) 3,033,235 Resident and other receivables, net 23,620 Cash and cash equivalents 79,984 Restricted cash 87,247 Deferred leasing costs 29,605 Asset-backed securitization costs, net 26,553 Other Assets 20,836 Total Assets at fair value $3,301,080 Liabilities Senior SFR facility $,629,558 Master repurchase agreement ,404,730 Asset-backed securitization ,527,043 Convertible senior notes, net ,367,792 Add: unamortized debt discount on convertible senior notes 34,708 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 60,121 Resident security deposits and prepaid rent 22,091 Total liabilities at fair value $2,046,043 Less: Non-controlling interests -2,244 Estimated NAV at fair value $1,252,793 Number of Shares 37,841,943 Estimated NAV $33.105940128862315 -4.0598711376844676E-3 m Check to NAV calculation 0 m Investments in real estate, net 2,226,738 Add back: accumulated depreciation 72,572 Investments in real estate properties, gross 2,299,310 Adjusted fair value as of 6/30/2015 2,390,663 Increase in estimated fair value of investments in real estate 91,353 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $,-50,722,880 $,-50,723 Condition Adjustment for Stabilized Properties B -,172,530,950 -,172,531 Remaining Construction Costs for Non- Stabilized homes C -6,041,600 -6,042 Total estimated reserves at 6/30/2015 $-,229,295,430 $-,229,296 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 6/30/15 (on 12,666 homes (not Units)) D 2,247,278 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 From Allen Fair value on homes excluded from valuation (Prime REO) E ,143,385 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\REO Schedule June 30 2015 -Prime From Dennis/Prime Adjusted fair value as of 6/30/15 2,390,663 Add: increase in estimated fair value of investments in real estate -,229,296 Per above Investments in real estate 2,226,738 Per above Fair value adjustment ,393,221 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201502. Q2 2015\Fair Value Q2 2015 Book basis ,579,550 Fair value ,642,572 Fair value adjustment F 63,022 DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 49 $,165,582.41571428569 $8,113,538.3699999982 $8,824,263.5800000001 $,710,725.21000000183 $0 $,710,725.21000000183 Other REO Divestitures(2) 80 ,236,992.26712500001 18,959,381.370000001 18,403,054 -,556,327.37000000104 -,556,327.37000000104 0 NPL REO 213 ,132,243.45403755872 28,167,855.710000008 28,054,423.609999999 -,113,432.10000000894 -,113,432.10000000894 0 Total 342 $,161,522.73523391812 $55,240,775.450000003 $55,281,741.189999998 $40,965.739999991842 $-,669,759.47000000998 $,710,725.21000000183 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,185 $42,004 (unaudited) ASSETS Investments in real estate Land $,389,320 $,359,889 Building and improvements 1,815,697 1,619,622 Development costs Total investment in properties 2,205,017 1,979,511 Less accumulated depreciation ,-72,572 ,-41,563 Investment in real estate properties, net 2,132,445 1,937,948 Real estate held for sale, net 94,293 32,102 Total investments in real estate, net 2,226,738 1,970,050 Non-performing loans 79,538 ,125,488 Non-performing loans held for sale 87,509 26,911 Non-performing loans (fair value option) ,412,503 ,491,790 Resident and other receivables, net 23,620 17,270 Cash and cash equivalents 79,984 ,175,198 Restricted cash 87,247 50,749 Deferred financing costs, net 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 Other assets 20,836 17,994 Total assets $3,074,133 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,629,558 $,441,239 Master repurchase agreement ,404,730 ,454,249 Asset-backed securitization, net ,527,043 ,526,816 Convertible senior notes, net ,367,792 ,363,110 Accounts payable and accrued expenses 60,121 52,457 Resident security deposits and prepaid rent 22,091 17,857 Total liabilities 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 381 378 Additional paid-in capital 1,128,334 1,133,239 Accumulated deficit ,-67,999 ,-53,723 Accumulated other comprehensive loss -,162 -70 Total Starwood Waypoint Residential Trust equity 1,060,554 1,079,824 Non-controlling interests 2,244 611 Total equity 1,062,798 1,080,435 Total liabilities and equity $3,074,133 $2,936,163 0 0 ck Shares outstanding end of period 37,841,943 Book value per share $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $-3,444 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 2,589 3,566 3,150 3,508 1,871 6,155 0 General and administrative 4,004 3,858 4,866 4,627 4,444 7,862 0 Share-based compensation 1,390 1,927 3,898 2,101 2,130 3,317 0 Investment management fees 4,881 4,781 4,825 4,522 3,993 9,662 0 Separation costs 0 0 0 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 186 622 0 Interest expense, including amortization 19,595 17,617 16,633 11,899 5,191 37,212 0 Depreciation and amortization 18,984 18,008 19,918 9,238 7,243 36,992 0 Finance-related expenses and write-off of loan costs 911 544 940 1,334 5,441 1,455 0 Impairment of real estate 440 219 171 341 1,233 659 0 Realized loss (gain) on sales of investments in real estate, net -,458 -,246 148 -,125 56 -,704 0 Realized gain on divestiture homes, net -1,101 782 0 0 0 -,319 0 Loss on derivative financial instruments, net 65 211 132 104 470 276 0 Income tax expense 199 225 -44 19 350 424 0 Net income attributable to non-controlling interests 98 121 79 13 83 219 0 check to NOI page QTD YTD Total NOI 48,419 51,969 45,795 31,085 20,575 ,100,388 0 0 0 Add (deduct) adjustments to get to total stabilized home portfolio NOI 0 NPL portfolio NOI components: 0 Realized gain on non-performing loans, net -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-14,486 0 Realized gain on loan conversions, net -6,123 -8,549 -6,994 -5,791 -6,483 ,-14,672 0 Mortgage loan servicing costs 9,586 9,995 11,020 7,918 5,139 19,581 0 Unrealized gain on non-performing loans, net ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-38,383 0 Deduct: Total NPL portfolio NOI ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-47,960 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 1,766 3,289 2,236 2,537 2,726 5,055 0 Add Total Non-stabilized portfolio NOI 1,766 3,289 2,236 2,537 2,726 5,055 0 0 Total stabilized portfolio NOI $30,907 $26,576 $22,181 $20,103 $14,959 $57,483 $0 $0 $0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $30,907 $26,576 $22,903 $20,103 $14,959 $57,483 $0 check to NOI page 0 0 $0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $46,677 $41,983 $37,097 $30,366 $23,602 $88,660 $0 Less Allowance for doubtful accounts -,229.60091323913264 -,708 -,645 -,870 -,614 -,938 0.3990867608673625 Total rental revenues $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $87,722 $0.39908676086633932 Stabilized portfolio NOI margin 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.65528601719067048 Check Balance $0 $28,801 Total Rental Homes Portfolio Obtained from Tri Long - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment Atlanta 2,509 48 2,557 0.95463433711380519 $,101,226.29641376612 $,131,087.46535784123 $335.19064892 1933.0782166601487 22.393038717246782 1992.6069612827532 $1,203.401435602953 $1,203.401435602953 29,861 ,131,087 ,101,226 #REF! $335.2 $29.86069999999998 $101.22630000000001 $131.08699999999999 South Florida 2,301 233 2,534 0.89936858721389112 $,139,002.83067482235 $,174,732.64466456161 442.7 1581.8606395578365 45.031570639305528 1969.9684293606945 $1,622.3531942003515 $1,622.3531942003515 35,730 ,174,733 ,139,003 #REF! $442.7 $35.730200000000025 $139.00279999999998 $174.733 Houston 1,538 61 1,599 0.94308943089430897 $,131,144.58370856775 $,149,831.86085678538 239.5811455099998 2029.5347091932458 26.49093183239529 1988.5090681676047 $1,537.2903253652062 $1,537.2903253652062 18,687 ,149,832 ,131,145 #REF! $239.6 $18.687399999999997 $131.1446 $149.83199999999999 Tampa 1,349 70 1,419 0.90909090909090906 $,104,278.8060606068 $,126,131.956941508 178.98124689999986 1457.1719520789288 40.181113460183269 1974.8188865398167 $1,263.2591388673393 $1,263.2591388673393 21,783 ,126,061 ,104,278 #REF! $179 $21.8 $104.27810000000001 $126.13200000000001 Dallas 1,311 91 1,402 0.91940085592011411 $,140,461.35123395151 $,161,959.56352353797 227.06730806000024 2132.9564907275321 20.074179743224022 1994.925820256776 $1,575.2348524844722 $1,575.2348524844722 21,498 ,161,959 ,140,461 #REF! $227.1 $21.49860000000001 $140.4614 $161.96 Denver 626 89 715 0.90069930069930071 $,200,979.58907692303 $,229,160.70693706267 163.8499054599998 1601.4321678321678 31.928671328671271 1983.0713286713287 $1,767.7161741835148 $1,767.7161741835148 28,181 ,229,161 ,200,980 #REF! $163.80000000000001 $28.181399999999996 $200.9796 $229.161 Chicago 654 60 714 0.90196078431372551 $,120,853.42096638647 $,150,190.40901960791 107.23595204000004 1574.3011204481793 37.906162464985982 1977.093837535014 $1,665.8466925465839 $1,665.8466925465839 29,377 ,150,230 ,120,853 #REF! $107.2 $29.336600000000004 $120.85339999999999 $150.19 Orlando 538 69 607 0.86985172981878089 $,115,203.99233937399 $,141,157.4938056012 85.682598739999932 1583.5172981878088 37.191103789126828 1977.8088962108732 $1,310.2907590132825 $1,310.2907590132825 25,958 ,141,162 ,115,204 #REF! $85.7 $25.953000000000017 $115.20399999999999 $141.15700000000001 Southern California 440 17 457 0.91903719912472648 $,240,908.22404814026 $,254,065.29792122537 116.10784114999998 1640.5295404814005 38.050328227571072 1976.9496717724289 $1,831.941582733813 $1,831.941582733813 13,157 ,254,065 ,240,908 #REF! $116.1 $13.156799999999976 $240.90820000000002 $254.065 Northern California 271 2 273 0.97069597069597069 $,214,385.34564102555 $,227,743.68695970683 62.174026539999964 1506.03663003663 45.505494505494426 1969.4945054945056 $1,729.9144318181814 $1,729.9144318181814 13,323 ,227,708 ,214,385 #REF! $62.2 $13.358699999999999 $214.3853 $227.744 Phoenix 244 0 244 0.98360655737704916 $,139,867.52475409844 $,158,648.43540983609 38.71021824000001 1536.5040983606557 40.127049180327958 1974.872950819672 $1,195.8157500000002 $1,195.8157500000002 18,781 ,158,649 ,139,868 #REF! $38.700000000000003 $18.780499999999989 $139.86750000000001 $158.648 Las Vegas 41 0 41 0.95121951219512191 $,155,992.54487804876 $,167,626.55780487802 6.8726888699999984 1964.560975609756 28.268292682926813 1986.7317073170732 $1,283.8612820512819 $1,283.8612820512819 11,634 ,167,627 ,155,993 #REF! $6.9 $11.634500000000003 $155.99250000000001 $167.62700000000001 Total/Average 11,822 740 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020099986 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 $1,473.9904856970031 26114.377347318557 2,072,274 1,804,304 #REF! $2,004.2 $267.97839999999997 $1,804.3037000000002 $2,072.3359999999998 239.2 2011 1771.8 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Stabilized(5) 11,822 0.96608018947724583 $,131,988.45301302712 $,158,081.405157334 $1,868.8383717700026 1758.6831063361815 32.716291659617582 1982.2837083403824 $1,471.6824316508948 Non-stabilized(5) 740 0.22432432432432434 $,154,544.7591081085 $,182,956.39221621651 135.38773024000022 1770.6662162162163 34.254054054053995 1980.745945945946 $1,639.6477987421383 Total/Average 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020100027 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE

21 Definitions and Reconciliations (cont’d) Total Rental Portfolio. We define total rental portfolio to exclude homes designated as non-rental. Non-rental homes are homes we do not intend to hold for the long term. Units. Effective January 1, 2015, we measure homes by the number of rental units as compared to our previous measure by number of properties. Although historically we have primarily invested in SFRs, and expect to do so in the foreseeable future, this change takes into account our investments in multi-family properties and, we believe provides a more meaningful measure to investors. UPB. Unpaid principle balance. NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain on non-performing loans, net 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 48,419 ,100,388 Difference $0 $0 bad debt expense as a % of revenue .5% 1.6% Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of June 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 ,404,730 0 0 0 ,404,730 2017 0 0 0 0 ,172,500 ,172,500 2018 ,629,558 0 0 0 0 ,629,558 2019 0 0 0 ,230,000 0 ,230,000 2,787,183.56568 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70529943711131071 Total $,629,558 $,404,730 $,529,011 $0 $,230,000 $0 $,172,500 $1,965,799 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 629558 404730 529011 230000 172500 1965799 Weighted average coupon rate 3.1365999999999998E-2 3.1865999999999998E-2 2.5465999999999999E-2 0.03 4.4999999999999998E-2 3.0917777724986124E-2 Weighted average remaining maturity in years 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 2.9698631391312618 Market equity Security Shares Price Value Common shares 37,841,943 $23.76 $,899,124.56568000012 NAV(3) 37,841,943 $33.11 $1,252,793 Debt Metrics Total debt to total gross assets(4)(5) 0.62152292580617863 Net debt to total estimated fair value of assets(4)(5) 0.61296338727464239 $1,108,334 As of date 42185 42185 42185 42185 42185 maturity 43134 42624 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 0 Total Assets per BS $3,074,133 $0 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,885,815 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,939,246 Net debt less Cert $1,859,262 Syndication 41803 Feb. 5 2018 $,441,239,371.75 1 Accum Deprec. $,-72,572 NAV less Cert $3,033,235 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $0 Net debt to NAV 0.61296338727464239 NPL Debt $41,709 $,454,248,912 3 Total Assets $3,074,133 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,120,152 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.62152292580617863 $1,939,246 $3,146,705 0.61627829745718143 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Acquisitions (SFRs and NPLs) Obtained from Tri Long - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs) FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 132 1598.189393939394 $,159,185.42537878786 $35,483.609090909158 $,194,669.3446969701 $25.7 $1,746.984848484848 ,152,561 $34,347 ,186,908 -7,761.344696970133 Denver 77 1659.4285714285713 $,226,319.93818181817 $24,742.204805194837 $,251,062.14298701301 19.3 $1,839.7142857142858 ,168,246 $16,428 ,184,674 ,-66,388.142987013009 Tampa 70 1510.5 $,127,308.26928571425 $24,607.410999999964 $,151,915.68028571422 10.6 $1,411.1 ,118,353 $20,916 ,139,269 ,-12,646.680285714217 Dallas 59 2184.7796610169494 $,163,964.43423728805 $9,994.9418644068646 $,173,959.37610169491 10.3 $1,643.4237288135594 ,220,142 $15,942 ,236,084 62,124.623898305086 Chicago 55 1741.6363636363637 $,133,929.66436363637 $28,274.536727272673 $,162,204.20109090905 8.9 $1,702.181818181818 ,146,154 $18,436 ,164,590 2,385.7989090909541 Orlando 54 1558.2777777777778 $,117,464.69277777776 $31,274.648333333374 $,148,739.34111111113 8 $1,341.4074074074074 ,114,305 $30,112 ,144,417 -4,322.3411111111345 Houston 34 1924.4411764705883 $,147,896.27117647059 $17,938.853823529411 $,165,835.125 5.6 $1,669.5882352941176 ,121,892 $25,136 ,147,028 ,-18,807.125 Atlanta 28 2462.3571428571427 $,187,354.47071428571 $24,112.665000000008 $,211,467.13571428572 5.9 $1,678.3214285714287 ,160,846 $14,224 ,175,070 ,-36,397.135714285716 Southern California 7 1711.2857142857142 $,353,846.19285714289 $30,377.350000000035 $,384,223.54285714292 2.7 $2,660.4285714285716 ,302,809 $23,671 ,326,480 ,-57,743.542857142922 Total/Avg SFR Acquisitions 516 1743.5406976744187 $,161,792.90418604671 $26,439.639806201361 $,188,232.54399224807 $97.000000000000014 $1,659.5174418604652 ,161,793 $26,440 ,188,233 0.45600775192724541 Total NPLs Converted to SFRs(4) 20 1842.15 $,144,752.31 $19,230.202000000048 $,163,982.51200000005 3.3 $1,474.6470588235295 Total/Avg 536 1747.2201492537313 $,161,157.6111940322 $26,170.630932835658 $,187,327.69205223888 $100.30000000000001 $1,653.6210131332082 Support Slide Abt Sway pg. 1, 2014 SFR gross Yield $19,914.20930232558 Annualized Estimated Average Rent per Home $97,000.15 Aggregate Investment above 0.20530112682809873 SFR Gross Yield Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,185 $42,185 (unaudited) (unaudited) Total revenues $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-3,444 Core FFO(1) $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 11822 10970 9754 Non-stabilized homes(3) 740 1247 1663 Total Homes(4) 12562 12217 11417 Leased Percentages Stabilized homes 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio(4) 0.92238497054609137 0.89121715642138 0.83793173921929276 Starwood Waypoint Residential Trust Period Ending 6/30/15 NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,174 Loans converted to real estate -,486 Loan liquidations and other basis reductions -85 Loan Count as of June 30, 2015 3,644 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 15 Gain on sales of previously depreciated investments in real estate -,245.69383999999994 -,253 -27 Non-controlling interests 121 79 13 Subtotal - NAREIT FFO 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,927 3,898 2,101 Separation costs 0 0 0 Acquisition fees and other expenses 363 637 217 Write-off of loan costs 0 0 0 Loss on derivative financial instruments, net 111 132 104 Amortization of derivative financial instruments cost 0 -90 -81 Severance expense 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,184 1,998 1,048 Core FFO $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 Recurring capital expenditures 0 0 0 Acquisition costs 0 0 0 Other non-property related depreciation and amortization 0 0 0 Stock-based compensation expense 0 0 0 AFFO $22,461.30616 $16,761 $6,270 Core FFO per share $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 37,821,364 38,613,270 39,079,365 Q2 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 2,589 1,871 General and administrative 4,004 4,444 Share-based compensation 1,390 2,130 Investment management fees 4,881 3,993 Separation costs 0 0 Acquisition fees and other expenses 259 186 Interest expense, including amortization 19,595 5,191 Depreciation and amortization 18,984 7,243 Finance-related expenses and write-off of loan costs 911 5,441 Impairment of real estate 440 1,233 Realized loss (gain) on sales of investments in real estate, net -,458 56 Realized gain on divestiture homes, net -1,101 0 Loss on derivative financial instruments, net 65 470 Income tax expense 199 350 Net income attributable to non-controlling interests 98 83 Total NOI 48,419 20,575 Deduct: Total NPL portfolio NOI ,-19,278 -8,342 Total SFR portfolio NOI 29,141 12,233 Deduct: Non-2Q 2014 same store NOI 18,732 1,959 Same store NOI from homes stabilized prior to 2Q 2014 10,409 10,274 Deduct: Non-1Q 2014 same store NOI 6,113 6,334 Same store NOI from homes stabilized prior to 1Q 2014 4,296 3,940 From Abu's same store workpaper - see support below: Stabilized Prior to 2Q 2014 Stabilized Prior to 1Q 2014 From ABU - Same Store Workpaper - Q2 P:\Financial Reporting\Abu Non-Performing Loan Portfolio Data received form Prime (Contact Jeff Whorton) Total Loan Home Purchase Price Total UPB (3) Total BPO(3) Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 674 727 $86.638026959999934 $160.25578806999985 $143.99724003999998 0.54062338716999336 0.60166449673572475 1.2882879335957085 Illinois 343 370 44.887076109999967 71.56773335000004 68.582644999999999 0.62719711815492252 0.65449613542901364 1.3256906275825335 California 294 296 88.311604929999959 118.61164395 139.93326999999999 0.7445441441417604 0.6310979864188121 0.95868375244172943 New York 209 212 43.862047169999975 68.648038060000005 80.393022000000002 0.63894101578931517 0.54559520315084031 1.0347544622103328 Arizona 160 187 15.205403510000004 25.136570329999994 21.113399999999999 0.60491162121081643 0.72017787329373784 2.0959590448707126 Wisconsin 158 167 13.025531840000001 17.982250160000003 20.422550000000001 0.72435494579950832 0.63780144203343858 1.1233099499095993 Indiana 155 161 11.076065950000004 15.112299879999998 16.37687 0.73291729504774794 0.67632373890737385 1.1594420418107931 Maryland 145 150 28.392923210000014 41.940860920000006 35.693199999999997 0.676975211933728 0.79547149625138724 1.4056774131520449 New Jersey 145 144 22.899024010000002 37.660787069999991 37.142395 0.60803360183199717 0.61651985581435986 1.2410897587714398 Pennsylvania 114 121 11.043847530000006 16.469702270000006 15.879899999999999 0.67055538399845049 0.69546077305272747 1.235603872946867 Georgia 93 100 10.138313269999998 15.807110560000003 14.981350000000001 0.64137675456354848 0.67672895099573782 1.1955475476067292 Other 1,154 1,175 140.16252711000016 198.19937078000009 203.899698 0.70717947568854578 0.6874091942500089 1.147988481154913 Totals 3,644 3,810 $515.64239159999988 $787.39215539999987 $798.41554004 0.6548736713512856 0.6458321083957943 1.2051915879823913 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,424 2,554 $349.38805905999959 $553.28290492000087 $532.03958503999991 0.63144844775730558 0.65660163056050713 1.2674552250399957 Performing 846 811 116.2150023099998 161.61711312000031 192.55931899999999 0.71907609328295863 0.60352832007055346 1.0032578780246222 Delinquent 374 724 50.01433022999997 72.542137359999998 73.766636000000005 0.68945211776428927 0.67800746979976101 1.1802357537437018 #REF! #REF! #REF! Total/Average 3,644 4,089 $515.61739159999934 $787.44215540000118 $798.36554003999981 0.65500000000000003 0.64600000000000002 1.2051915879823913 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") FOR ACQUISITION SLIDE Non-Performing Loans: Total Purchase Purchase Weighted Number of Purchase Price Total UPB Total BPO Price as % Price as % Average Loans ($ in millions) ($ in millions) ($ in millions) of UPB of BPO LTV 1,441 $117 $189.4 $171.6 0.61799999999999999 0.68200000000000005 1.141 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-21 Stabilized & 180 Day Schedules Obtained from Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) Atlanta 2,557 2,509 0.96731765643682743 $1,203.5456202632627 2,490 0.96144578313253015 $1,196.4106524466749 South Florida 2,534 2,301 0.96697088222511951 $1,620.7982043478262 2,212 0.95343580470162748 $1,614.7412766967252 Houston 1,599 1,538 0.96228868660598177 $1,537.7937695312503 1,493 0.95713328868050906 $1,531.8670147161881 Tampa 1,419 1,349 0.95107487027427728 $1,263.946609792285 1,240 0.94516129032258067 $1,254.5354654141763 Dallas 1,402 1,311 0.97559115179252476 $1,571.4624580152674 1,213 0.94723825226710634 $1,559.7443292682931 Denver 715 626 0.99041533546325877 $1,764.7688000000001 561 0.98752228163992872 $1,757.207956600361 Chicago 714 654 0.96636085626911317 $1,664.5738073394496 604 0.95695364238410596 $1,663.679411764704 Orlando 607 538 0.95724907063197029 $1,304.1714312267654 483 0.95238095238095233 $1,304.970065217391 Southern California 457 440 0.94772727272727275 $1,828.6051025056947 426 0.93427230046948362 $1,816.6842317380354 Northern California 273 271 0.97416974169741699 $1,725.9793726937264 254 0.98425196850393704 $1,752.2536399999995 Phoenix 244 244 0.98360655737704916 $1,197.5769672131148 244 0.98360655737704916 $1,195.8157500000002 Las Vegas 41 41 0.95121951219512191 $1,296.875609756097 41 0.95121951219512191 $1,283.8612820512819 Total/Average 12,562 11,822 0.96608018947724583 $1,471.1499398967258 11,261 0.95657579255838732 $1,462.5057996468743 Starwood Waypoint Residential Trust Period Ending 6/30/15 Homes not intend to hold for the long term Home Count as of March 31, 2015 1,151 SFR homes sold -,125 Prime REOs sold -,206 Additional SFR held for sale 207 Additional Prime Non-rentals 176 Additional Prime Rentals 2 Home Count as of June 30, 2015(1) 1,205 1205 Check 0 Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 42078 (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 98 83 219 73 121 Subtotal - NAREIT FFO 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 2,130 3,317 2,459 1,927 Separation costs 0 0 0 3,543 0 Acquisition fees and other expenses 259 186 622 447 363 Write-off of loan costs 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -50 -,200 -50 -,100 Severance expense 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,259 0 4,443 0 2,184 Core FFO(1) $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 Acquisition costs 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 AFFO $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Same Store Growth Q2 15 This comes from Abu and his supporting Files. Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q2 2015 vs. Q2 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,677 -1.2% -0.16667958397116645 9.3% 2Q 2014 4,057 -2.7% -8.9% 1.3% Y/Y % Increase SS2014 - 1677 SS2Q14 - 4057 Net Operating Income 9.3% 1.3% Revenue -1.2% -2.7% Expenses -0.16667958397116645 -8.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 (unaudited) (unaudited) Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 Other property revenues 1,539 890 2833 1,369 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 Total revenues 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 10,195 7,791 21,520 13,823 Real estate taxes and insurance 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 2,589 1,871 6,155 4,286 General and administrative 4,004 4,444 7,862 9,814 Share-based compensation 1,390 2,130 3,317 2,459 Investment management fees 4,881 3,993 9,662 6,750 Separation costs 0 0 0 3,543 Acquisition fees and other expenses 259 186 622 447 Interest expense, including amortization 19,595 5,191 37,212 6,691 Depreciation and amortization 18,984 7,243 36,992 12,716 Finance-related expenses and write-off of loan costs 911 5,441 1,455 5,441 Impairment of real estate 440 1,233 659 2,067 Total expenses 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net loss -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Provided by John Christie Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change South Florida 125 2.8% 110 4.4% 170 2.9% 405 3.3% Atlanta 139 3.5% 164 3.6% 92 2.8% 395 3.4% Houston 152 1.2% 74 2.7% 60 2.9% 286 1.9% Tampa 101 3.3% 75 6.6% 78 3.1% 254 4.2% Dallas 54 .8% 78 3.8% 65 2.8% 197 2.6% Chicago 24 1.2% 26 2.3% 44 0.03 94 2.3% Phoenix 28 .8% 21 1.9% 28 1.8% 77 1.5% Denver 39 1.7% 20 0.03 11 0.03 70 2.3% Northern California 21 .8% 15 3.6% 25 2.9% 61 2.3% Orlando 20 2.2% 17 1.8% 23 2.8% 60 2.3% Southern California 21 .7% 20 2.9% 19 2.9% 60 2.1% Las Vegas 3 0.0% 1 -0.03 0 n.a. 4 -0.8% Total/Average 727 2.2% 621 3.7% 615 2.9% 1,963 2.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Separation costs 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Acquisition fees and other expenses 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Interest expense, including amortization 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Depreciation and amortization 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Finance-related expenses and write-off of loan costs 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Impairment of real estate 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 81,714 1.7506266469567453 49,130 2.0816032539615286 ,162,582 1.8337694563501015 85,669 2.2926378890464849 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized loss on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net income (loss) -3,339 ,-12,033 -3,225 ,-27,351 Net (income) loss attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Net Asset Value Calculation $42,185 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,205,017 $58.27 ok Less accumulated depreciation ,-72,572 -1.92 ok Add real estate held for sale, net 94,293 2.4900000000000002 ok Investments in real estate, net 2,226,738 58.84 ok Add increase in estimated fair value of investments in real estate ,393,221 10.39 ok Less estimated renovation reserve(1) -,229,296 -6.06 ok Estimated SFR Value 2,390,663 63.17 ok Non-performing loans 79,538 2.1 ok Non-performing loans held for sale 87,509 2.31 ok Non-performing loans (fair value option) ,412,503 10.9 ok Add increase in estimated fair value of non-performing loans 63,022 1.67 ok Estimated NPL Value ,642,572 16.98 ok Estimated SFR & NPL Value $3,033,235 $80.150000000000006 ok $80.155371514618039 Total shareholders' equity $1,060,554 $28.03 ok Less unamortized debt discount on convertible senior notes ,-34,708 -0.92 ok Less investments in real estate, net -2,226,738 -58.84 ok Less non-performing loans ,-79,538 -2.1 ok Less: non-performing loans held for sale ,-87,509 -2.31 ok Less non-performing loans (fair value option) -,412,503 -10.9 ok Add estimated SFR & NPL value 3,033,235 80.150000000000006 ok Estimated NAV $1,252,793 $33.11 ok $33.105937504318952 $33.11 Number of Shares 37,841,943 (1) Renovation reserve includes remaining capital expenditures for non-stabilized homes and average turn 2 cost for stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,205,017 Add: real estate held for sale, net 94,293 Adjusted investments in real estate (excl. depreciation) 2,299,310 Add: increase in estimated fair value of investments in real estate 91,353 Estimated SFR Value (Fair Value) 2,390,663 Non-performing loans 79,538 Non-performing loans held for sale 87,509 Non-performing loans (fair value option) ,412,503 Add: increase in estimated fair value of non-performing loans 63,022 Estimated NPL Value (Fair Value) ,642,572 Estimated SFR & NPL Value (Fair Value) 3,033,235 Resident and other receivables, net 23,620 Cash and cash equivalents 79,984 Restricted cash 87,247 Deferred leasing costs 29,605 Asset-backed securitization costs, net 26,553 Other Assets 20,836 Total Assets at fair value $3,301,080 Liabilities Senior SFR facility $,629,558 Master repurchase agreement ,404,730 Asset-backed securitization ,527,043 Convertible senior notes, net ,367,792 Add: unamortized debt discount on convertible senior notes 34,708 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 60,121 Resident security deposits and prepaid rent 22,091 Total liabilities at fair value $2,046,043 Less: Non-controlling interests -2,244 Estimated NAV at fair value $1,252,793 Number of Shares 37,841,943 Estimated NAV $33.105940128862315 -4.0598711376844676E-3 m Check to NAV calculation 0 m Investments in real estate, net 2,226,738 Add back: accumulated depreciation 72,572 Investments in real estate properties, gross 2,299,310 Adjusted fair value as of 6/30/2015 2,390,663 Increase in estimated fair value of investments in real estate 91,353 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $,-50,722,880 $,-50,723 Condition Adjustment for Stabilized Properties B -,172,530,950 -,172,531 Remaining Construction Costs for Non- Stabilized homes C -6,041,600 -6,042 Total estimated reserves at 6/30/2015 $-,229,295,430 $-,229,296 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 6/30/15 (on 12,666 homes (not Units)) D 2,247,278 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 From Allen Fair value on homes excluded from valuation (Prime REO) E ,143,385 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\REO Schedule June 30 2015 -Prime From Dennis/Prime Adjusted fair value as of 6/30/15 2,390,663 Add: increase in estimated fair value of investments in real estate -,229,296 Per above Investments in real estate 2,226,738 Per above Fair value adjustment ,393,221 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201502. Q2 2015\Fair Value Q2 2015 Book basis ,579,550 Fair value ,642,572 Fair value adjustment F 63,022 DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 49 $,165,582.41571428569 $8,113,538.3699999982 $8,824,263.5800000001 $,710,725.21000000183 $0 $,710,725.21000000183 Other REO Divestitures(2) 80 ,236,992.26712500001 18,959,381.370000001 18,403,054 -,556,327.37000000104 -,556,327.37000000104 0 NPL REO 213 ,132,243.45403755872 28,167,855.710000008 28,054,423.609999999 -,113,432.10000000894 -,113,432.10000000894 0 Total 342 $,161,522.73523391812 $55,240,775.450000003 $55,281,741.189999998 $40,965.739999991842 $-,669,759.47000000998 $,710,725.21000000183 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,185 $42,004 (unaudited) ASSETS Investments in real estate Land $,389,320 $,359,889 Building and improvements 1,815,697 1,619,622 Development costs Total investment in properties 2,205,017 1,979,511 Less accumulated depreciation ,-72,572 ,-41,563 Investment in real estate properties, net 2,132,445 1,937,948 Real estate held for sale, net 94,293 32,102 Total investments in real estate, net 2,226,738 1,970,050 Non-performing loans 79,538 ,125,488 Non-performing loans held for sale 87,509 26,911 Non-performing loans (fair value option) ,412,503 ,491,790 Resident and other receivables, net 23,620 17,270 Cash and cash equivalents 79,984 ,175,198 Restricted cash 87,247 50,749 Deferred financing costs, net 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 Other assets 20,836 17,994 Total assets $3,074,133 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,629,558 $,441,239 Master repurchase agreement ,404,730 ,454,249 Asset-backed securitization, net ,527,043 ,526,816 Convertible senior notes, net ,367,792 ,363,110 Accounts payable and accrued expenses 60,121 52,457 Resident security deposits and prepaid rent 22,091 17,857 Total liabilities 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 381 378 Additional paid-in capital 1,128,334 1,133,239 Accumulated deficit ,-67,999 ,-53,723 Accumulated other comprehensive loss -,162 -70 Total Starwood Waypoint Residential Trust equity 1,060,554 1,079,824 Non-controlling interests 2,244 611 Total equity 1,062,798 1,080,435 Total liabilities and equity $3,074,133 $2,936,163 0 0 ck Shares outstanding end of period 37,841,943 Book value per share $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $-3,444 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 2,589 3,566 3,150 3,508 1,871 6,155 0 General and administrative 4,004 3,858 4,866 4,627 4,444 7,862 0 Share-based compensation 1,390 1,927 3,898 2,101 2,130 3,317 0 Investment management fees 4,881 4,781 4,825 4,522 3,993 9,662 0 Separation costs 0 0 0 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 186 622 0 Interest expense, including amortization 19,595 17,617 16,633 11,899 5,191 37,212 0 Depreciation and amortization 18,984 18,008 19,918 9,238 7,243 36,992 0 Finance-related expenses and write-off of loan costs 911 544 940 1,334 5,441 1,455 0 Impairment of real estate 440 219 171 341 1,233 659 0 Realized loss (gain) on sales of investments in real estate, net -,458 -,246 148 -,125 56 -,704 0 Realized gain on divestiture homes, net -1,101 782 0 0 0 -,319 0 Loss on derivative financial instruments, net 65 211 132 104 470 276 0 Income tax expense 199 225 -44 19 350 424 0 Net income attributable to non-controlling interests 98 121 79 13 83 219 0 check to NOI page QTD YTD Total NOI 48,419 51,969 45,795 31,085 20,575 ,100,388 0 0 0 Add (deduct) adjustments to get to total stabilized home portfolio NOI 0 NPL portfolio NOI components: 0 Realized gain on non-performing loans, net -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-14,486 0 Realized gain on loan conversions, net -6,123 -8,549 -6,994 -5,791 -6,483 ,-14,672 0 Mortgage loan servicing costs 9,586 9,995 11,020 7,918 5,139 19,581 0 Unrealized gain on non-performing loans, net ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-38,383 0 Deduct: Total NPL portfolio NOI ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-47,960 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 1,766 3,289 2,236 2,537 2,726 5,055 0 Add Total Non-stabilized portfolio NOI 1,766 3,289 2,236 2,537 2,726 5,055 0 0 Total stabilized portfolio NOI $30,907 $26,576 $22,181 $20,103 $14,959 $57,483 $0 $0 $0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $30,907 $26,576 $22,903 $20,103 $14,959 $57,483 $0 check to NOI page 0 0 $0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $46,677 $41,983 $37,097 $30,366 $23,602 $88,660 $0 Less Allowance for doubtful accounts -,229.60091323913264 -,708 -,645 -,870 -,614 -,938 0.3990867608673625 Total rental revenues $46,447.399086760866 $41,275 $36,452 $29,496 $22,988 0 0 $87,722 $0.39908676086633932 Stabilized portfolio NOI margin 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.65528601719067048 Check Balance $0 $28,801 Total Rental Homes Portfolio Obtained from Tri Long - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment Atlanta 2,509 48 2,557 0.95463433711380519 $,101,226.29641376612 $,131,087.46535784123 $335.19064892 1933.0782166601487 22.393038717246782 1992.6069612827532 $1,203.401435602953 $1,203.401435602953 29,861 ,131,087 ,101,226 #REF! $335.2 $29.86069999999998 $101.22630000000001 $131.08699999999999 South Florida 2,301 233 2,534 0.89936858721389112 $,139,002.83067482235 $,174,732.64466456161 442.7 1581.8606395578365 45.031570639305528 1969.9684293606945 $1,622.3531942003515 $1,622.3531942003515 35,730 ,174,733 ,139,003 #REF! $442.7 $35.730200000000025 $139.00279999999998 $174.733 Houston 1,538 61 1,599 0.94308943089430897 $,131,144.58370856775 $,149,831.86085678538 239.5811455099998 2029.5347091932458 26.49093183239529 1988.5090681676047 $1,537.2903253652062 $1,537.2903253652062 18,687 ,149,832 ,131,145 #REF! $239.6 $18.687399999999997 $131.1446 $149.83199999999999 Tampa 1,349 70 1,419 0.90909090909090906 $,104,278.8060606068 $,126,131.956941508 178.98124689999986 1457.1719520789288 40.181113460183269 1974.8188865398167 $1,263.2591388673393 $1,263.2591388673393 21,783 ,126,061 ,104,278 #REF! $179 $21.8 $104.27810000000001 $126.13200000000001 Dallas 1,311 91 1,402 0.91940085592011411 $,140,461.35123395151 $,161,959.56352353797 227.06730806000024 2132.9564907275321 20.074179743224022 1994.925820256776 $1,575.2348524844722 $1,575.2348524844722 21,498 ,161,959 ,140,461 #REF! $227.1 $21.49860000000001 $140.4614 $161.96 Denver 626 89 715 0.90069930069930071 $,200,979.58907692303 $,229,160.70693706267 163.8499054599998 1601.4321678321678 31.928671328671271 1983.0713286713287 $1,767.7161741835148 $1,767.7161741835148 28,181 ,229,161 ,200,980 #REF! $163.80000000000001 $28.181399999999996 $200.9796 $229.161 Chicago 654 60 714 0.90196078431372551 $,120,853.42096638647 $,150,190.40901960791 107.23595204000004 1574.3011204481793 37.906162464985982 1977.093837535014 $1,665.8466925465839 $1,665.8466925465839 29,377 ,150,230 ,120,853 #REF! $107.2 $29.336600000000004 $120.85339999999999 $150.19 Orlando 538 69 607 0.86985172981878089 $,115,203.99233937399 $,141,157.4938056012 85.682598739999932 1583.5172981878088 37.191103789126828 1977.8088962108732 $1,310.2907590132825 $1,310.2907590132825 25,958 ,141,162 ,115,204 #REF! $85.7 $25.953000000000017 $115.20399999999999 $141.15700000000001 Southern California 440 17 457 0.91903719912472648 $,240,908.22404814026 $,254,065.29792122537 116.10784114999998 1640.5295404814005 38.050328227571072 1976.9496717724289 $1,831.941582733813 $1,831.941582733813 13,157 ,254,065 ,240,908 #REF! $116.1 $13.156799999999976 $240.90820000000002 $254.065 Northern California 271 2 273 0.97069597069597069 $,214,385.34564102555 $,227,743.68695970683 62.174026539999964 1506.03663003663 45.505494505494426 1969.4945054945056 $1,729.9144318181814 $1,729.9144318181814 13,323 ,227,708 ,214,385 #REF! $62.2 $13.358699999999999 $214.3853 $227.744 Phoenix 244 0 244 0.98360655737704916 $,139,867.52475409844 $,158,648.43540983609 38.71021824000001 1536.5040983606557 40.127049180327958 1974.872950819672 $1,195.8157500000002 $1,195.8157500000002 18,781 ,158,649 ,139,868 #REF! $38.700000000000003 $18.780499999999989 $139.86750000000001 $158.648 Las Vegas 41 0 41 0.95121951219512191 $,155,992.54487804876 $,167,626.55780487802 6.8726888699999984 1964.560975609756 28.268292682926813 1986.7317073170732 $1,283.8612820512819 $1,283.8612820512819 11,634 ,167,627 ,155,993 #REF! $6.9 $11.634500000000003 $155.99250000000001 $167.62700000000001 Total/Average 11,822 740 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020099986 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 $1,473.9904856970031 26114.377347318557 2,072,274 1,804,304 #REF! $2,004.2 $267.97839999999997 $1,804.3037000000002 $2,072.3359999999998 239.2 2011 1771.8 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Stabilized(5) 11,822 0.96608018947724583 $,131,988.45301302712 $,158,081.405157334 $1,868.8383717700026 1758.6831063361815 32.716291659617582 1982.2837083403824 $1,471.6824316508948 Non-stabilized(5) 740 0.22432432432432434 $,154,544.7591081085 $,182,956.39221621651 135.38773024000022 1770.6662162162163 34.254054054053995 1980.745945945946 $1,639.6477987421383 Total/Average 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020100027 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain on non-performing loans, net 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 48,419 ,100,388 Difference $0 $0 bad debt expense as a % of revenue .5% 1.6% Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of June 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 ,404,730 0 0 0 ,404,730 2017 0 0 0 0 ,172,500 ,172,500 2018 ,629,558 0 0 0 0 ,629,558 2019 0 0 0 ,230,000 0 ,230,000 2,787,183.56568 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70529943711131071 Total $,629,558 $,404,730 $,529,011 $0 $,230,000 $0 $,172,500 $1,965,799 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 629558 404730 529011 230000 172500 1965799 Weighted average coupon rate 3.1365999999999998E-2 3.1865999999999998E-2 2.5465999999999999E-2 0.03 4.4999999999999998E-2 3.0917777724986124E-2 Weighted average remaining maturity in years 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 2.9698631391312618 Market equity Security Shares Price Value Common shares 37,841,943 $23.76 $,899,124.56568000012 NAV(3) 37,841,943 $33.11 $1,252,793 Debt Metrics Total debt to total gross assets(4)(5) 0.62152292580617863 Net debt to total estimated fair value of assets(4)(5) 0.61296338727464239 $1,108,334 As of date 42185 42185 42185 42185 42185 maturity 43134 42624 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.6 1.2027397260273973 4.5315068493150683 4.0054794520547947 2.2958904109589042 0 Total Assets per BS $3,074,133 $0 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,885,815 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,939,246 Net debt less Cert $1,859,262 Syndication 41803 Feb. 5 2018 $,441,239,371.75 1 Accum Deprec. $,-72,572 NAV less Cert $3,033,235 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $0 Net debt to NAV 0.61296338727464239 NPL Debt $41,709 $,454,248,912 3 Total Assets $3,074,133 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,120,152 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.62152292580617863 $1,939,246 $3,146,705 0.61627829745718143 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Acquisitions (SFRs and NPLs) Obtained from Tri Long - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs) FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 132 1598.189393939394 $,159,185.42537878786 $35,483.609090909158 $,194,669.3446969701 $25.7 $1,746.984848484848 ,152,561 $34,347 ,186,908 -7,761.344696970133 Denver 77 1659.4285714285713 $,226,319.93818181817 $24,742.204805194837 $,251,062.14298701301 19.3 $1,839.7142857142858 ,168,246 $16,428 ,184,674 ,-66,388.142987013009 Tampa 70 1510.5 $,127,308.26928571425 $24,607.410999999964 $,151,915.68028571422 10.6 $1,411.1 ,118,353 $20,916 ,139,269 ,-12,646.680285714217 Dallas 59 2184.7796610169494 $,163,964.43423728805 $9,994.9418644068646 $,173,959.37610169491 10.3 $1,643.4237288135594 ,220,142 $15,942 ,236,084 62,124.623898305086 Chicago 55 1741.6363636363637 $,133,929.66436363637 $28,274.536727272673 $,162,204.20109090905 8.9 $1,702.181818181818 ,146,154 $18,436 ,164,590 2,385.7989090909541 Orlando 54 1558.2777777777778 $,117,464.69277777776 $31,274.648333333374 $,148,739.34111111113 8 $1,341.4074074074074 ,114,305 $30,112 ,144,417 -4,322.3411111111345 Houston 34 1924.4411764705883 $,147,896.27117647059 $17,938.853823529411 $,165,835.125 5.6 $1,669.5882352941176 ,121,892 $25,136 ,147,028 ,-18,807.125 Atlanta 28 2462.3571428571427 $,187,354.47071428571 $24,112.665000000008 $,211,467.13571428572 5.9 $1,678.3214285714287 ,160,846 $14,224 ,175,070 ,-36,397.135714285716 Southern California 7 1711.2857142857142 $,353,846.19285714289 $30,377.350000000035 $,384,223.54285714292 2.7 $2,660.4285714285716 ,302,809 $23,671 ,326,480 ,-57,743.542857142922 Total/Avg SFR Acquisitions 516 1743.5406976744187 $,161,792.90418604671 $26,439.639806201361 $,188,232.54399224807 $97.000000000000014 $1,659.5174418604652 ,161,793 $26,440 ,188,233 0.45600775192724541 Total NPLs Converted to SFRs(4) 20 1842.15 $,144,752.31 $19,230.202000000048 $,163,982.51200000005 3.3 $1,474.6470588235295 Total/Avg 536 1747.2201492537313 $,161,157.6111940322 $26,170.630932835658 $,187,327.69205223888 $100.30000000000001 $1,653.6210131332082 Support Slide Abt Sway pg. 1, 2014 SFR gross Yield $19,914.20930232558 Annualized Estimated Average Rent per Home $97,000.15 Aggregate Investment above 0.20530112682809873 SFR Gross Yield Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,185 $42,185 (unaudited) (unaudited) Total revenues $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-3,444 Core FFO(1) $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 11822 10970 9754 Non-stabilized homes(3) 740 1247 1663 Total Homes(4) 12562 12217 11417 Leased Percentages Stabilized homes 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio(4) 0.92238497054609137 0.89121715642138 0.83793173921929276 Starwood Waypoint Residential Trust Period Ending 6/30/15 NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,174 Loans converted to real estate -,486 Loan liquidations and other basis reductions -85 Loan Count as of June 30, 2015 3,644 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 15 Gain on sales of previously depreciated investments in real estate -,245.69383999999994 -,253 -27 Non-controlling interests 121 79 13 Subtotal - NAREIT FFO 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,927 3,898 2,101 Separation costs 0 0 0 Acquisition fees and other expenses 363 637 217 Write-off of loan costs 0 0 0 Loss on derivative financial instruments, net 111 132 104 Amortization of derivative financial instruments cost 0 -90 -81 Severance expense 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,184 1,998 1,048 Core FFO $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 Recurring capital expenditures 0 0 0 Acquisition costs 0 0 0 Other non-property related depreciation and amortization 0 0 0 Stock-based compensation expense 0 0 0 AFFO $22,461.30616 $16,761 $6,270 Core FFO per share $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 37,821,364 38,613,270 39,079,365 Q2 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 2,589 1,871 General and administrative 4,004 4,444 Share-based compensation 1,390 2,130 Investment management fees 4,881 3,993 Separation costs 0 0 Acquisition fees and other expenses 259 186 Interest expense, including amortization 19,595 5,191 Depreciation and amortization 18,984 7,243 Finance-related expenses and write-off of loan costs 911 5,441 Impairment of real estate 440 1,233 Realized loss (gain) on sales of investments in real estate, net -,458 56 Realized gain on divestiture homes, net -1,101 0 Loss on derivative financial instruments, net 65 470 Income tax expense 199 350 Net income attributable to non-controlling interests 98 83 Total NOI 48,419 20,575 Deduct: Total NPL portfolio NOI ,-19,278 -8,342 Total SFR portfolio NOI 29,141 12,233 Deduct: Non-2Q 2014 same store NOI 18,732 1,959 Same store NOI from homes stabilized prior to 2Q 2014 10,409 10,274 Deduct: Non-1Q 2014 same store NOI 6,113 6,334 Same store NOI from homes stabilized prior to 1Q 2014 4,296 3,940 From Abu's same store workpaper - see support below: Stabilized Prior to 2Q 2014 Stabilized Prior to 1Q 2014 From ABU - Same Store Workpaper - Q2 P:\Financial Reporting\Abu Non-Performing Loan Portfolio Data received form Prime (Contact Jeff Whorton) Total Loan Home Purchase Price Total UPB (3) Total BPO(3) Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 674 727 $86.638026959999934 $160.25578806999985 $143.99724003999998 0.54062338716999336 0.60166449673572475 1.2882879335957085 Illinois 343 370 44.887076109999967 71.56773335000004 68.582644999999999 0.62719711815492252 0.65449613542901364 1.3256906275825335 California 294 296 88.311604929999959 118.61164395 139.93326999999999 0.7445441441417604 0.6310979864188121 0.95868375244172943 New York 209 212 43.862047169999975 68.648038060000005 80.393022000000002 0.63894101578931517 0.54559520315084031 1.0347544622103328 Arizona 160 187 15.205403510000004 25.136570329999994 21.113399999999999 0.60491162121081643 0.72017787329373784 2.0959590448707126 Wisconsin 158 167 13.025531840000001 17.982250160000003 20.422550000000001 0.72435494579950832 0.63780144203343858 1.1233099499095993 Indiana 155 161 11.076065950000004 15.112299879999998 16.37687 0.73291729504774794 0.67632373890737385 1.1594420418107931 Maryland 145 150 28.392923210000014 41.940860920000006 35.693199999999997 0.676975211933728 0.79547149625138724 1.4056774131520449 New Jersey 145 144 22.899024010000002 37.660787069999991 37.142395 0.60803360183199717 0.61651985581435986 1.2410897587714398 Pennsylvania 114 121 11.043847530000006 16.469702270000006 15.879899999999999 0.67055538399845049 0.69546077305272747 1.235603872946867 Georgia 93 100 10.138313269999998 15.807110560000003 14.981350000000001 0.64137675456354848 0.67672895099573782 1.1955475476067292 Other 1,154 1,175 140.16252711000016 198.19937078000009 203.899698 0.70717947568854578 0.6874091942500089 1.147988481154913 Totals 3,644 3,810 $515.64239159999988 $787.39215539999987 $798.41554004 0.6548736713512856 0.6458321083957943 1.2051915879823913 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,424 2,554 $349.38805905999959 $553.28290492000087 $532.03958503999991 0.63144844775730558 0.65660163056050713 1.2674552250399957 Performing 846 811 116.2150023099998 161.61711312000031 192.55931899999999 0.71907609328295863 0.60352832007055346 1.0032578780246222 Delinquent 374 724 50.01433022999997 72.542137359999998 73.766636000000005 0.68945211776428927 0.67800746979976101 1.1802357537437018 #REF! #REF! #REF! Total/Average 3,644 4,089 $515.61739159999934 $787.44215540000118 $798.36554003999981 0.65500000000000003 0.64600000000000002 1.2051915879823913 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") FOR ACQUISITION SLIDE Non-Performing Loans: Total Purchase Purchase Weighted Number of Purchase Price Total UPB Total BPO Price as % Price as % Average Loans ($ in millions) ($ in millions) ($ in millions) of UPB of BPO LTV 1,441 $117 $189.4 $171.6 0.61799999999999999 0.68200000000000005 1.141 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-21 Stabilized & 180 Day Schedules Obtained from Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) Atlanta 2,557 2,509 0.96731765643682743 $1,203.5456202632627 2,490 0.96144578313253015 $1,196.4106524466749 South Florida 2,534 2,301 0.96697088222511951 $1,620.7982043478262 2,212 0.95343580470162748 $1,614.7412766967252 Houston 1,599 1,538 0.96228868660598177 $1,537.7937695312503 1,493 0.95713328868050906 $1,531.8670147161881 Tampa 1,419 1,349 0.95107487027427728 $1,263.946609792285 1,240 0.94516129032258067 $1,254.5354654141763 Dallas 1,402 1,311 0.97559115179252476 $1,571.4624580152674 1,213 0.94723825226710634 $1,559.7443292682931 Denver 715 626 0.99041533546325877 $1,764.7688000000001 561 0.98752228163992872 $1,757.207956600361 Chicago 714 654 0.96636085626911317 $1,664.5738073394496 604 0.95695364238410596 $1,663.679411764704 Orlando 607 538 0.95724907063197029 $1,304.1714312267654 483 0.95238095238095233 $1,304.970065217391 Southern California 457 440 0.94772727272727275 $1,828.6051025056947 426 0.93427230046948362 $1,816.6842317380354 Northern California 273 271 0.97416974169741699 $1,725.9793726937264 254 0.98425196850393704 $1,752.2536399999995 Phoenix 244 244 0.98360655737704916 $1,197.5769672131148 244 0.98360655737704916 $1,195.8157500000002 Las Vegas 41 41 0.95121951219512191 $1,296.875609756097 41 0.95121951219512191 $1,283.8612820512819 Total/Average 12,562 11,822 0.96608018947724583 $1,471.1499398967258 11,261 0.95657579255838732 $1,462.5057996468743 Starwood Waypoint Residential Trust Period Ending 6/30/15 Homes not intend to hold for the long term Home Count as of March 31, 2015 1,151 SFR homes sold -,125 Prime REOs sold -,206 Additional SFR held for sale 207 Additional Prime Non-rentals 176 Additional Prime Rentals 2 Home Count as of June 30, 2015(1) 1,205 1205 Check 0 Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 42078 (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 98 83 219 73 121 Subtotal - NAREIT FFO 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 2,130 3,317 2,459 1,927 Separation costs 0 0 0 3,543 0 Acquisition fees and other expenses 259 186 622 447 363 Write-off of loan costs 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -50 -,200 -50 -,100 Severance expense 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,259 0 4,443 0 2,184 Core FFO(1) $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 Acquisition costs 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 AFFO $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Same Store Growth Q2 15 This comes from Abu and his supporting Files. Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q2 2015 vs. Q2 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,677 -1.2% -0.16667958397116645 9.3% 2Q 2014 4,057 -2.7% -8.9% 1.3% Y/Y % Increase SS2014 - 1677 SS2Q14 - 4057 Net Operating Income 9.3% 1.3% Revenue -1.2% -2.7% Expenses -0.16667958397116645 -8.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 (unaudited) (unaudited) Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 Other property revenues 1,539 890 2833 1,369 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 Total revenues 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 10,195 7,791 21,520 13,823 Real estate taxes and insurance 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 2,589 1,871 6,155 4,286 General and administrative 4,004 4,444 7,862 9,814 Share-based compensation 1,390 2,130 3,317 2,459 Investment management fees 4,881 3,993 9,662 6,750 Separation costs 0 0 0 3,543 Acquisition fees and other expenses 259 186 622 447 Interest expense, including amortization 19,595 5,191 37,212 6,691 Depreciation and amortization 18,984 7,243 36,992 12,716 Finance-related expenses and write-off of loan costs 911 5,441 1,455 5,441 Impairment of real estate 440 1,233 659 2,067 Total expenses 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net loss -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Provided by John Christie Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change South Florida 125 2.8% 110 4.4% 170 2.9% 405 3.3% Atlanta 139 3.5% 164 3.6% 92 2.8% 395 3.4% Houston 152 1.2% 74 2.7% 60 2.9% 286 1.9% Tampa 101 3.3% 75 6.6% 78 3.1% 254 4.2% Dallas 54 .8% 78 3.8% 65 2.8% 197 2.6% Chicago 24 1.2% 26 2.3% 44 0.03 94 2.3% Phoenix 28 .8% 21 1.9% 28 1.8% 77 1.5% Denver 39 1.7% 20 0.03 11 0.03 70 2.3% Northern California 21 .8% 15 3.6% 25 2.9% 61 2.3% Orlando 20 2.2% 17 1.8% 23 2.8% 60 2.3% Southern California 21 .7% 20 2.9% 19 2.9% 60 2.1% Las Vegas 3 0.0% 1 -0.03 0 n.a. 4 -0.8% Total/Average 727 2.2% 621 3.7% 615 2.9% 1,963 2.9% Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Separation costs 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Acquisition fees and other expenses 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Interest expense, including amortization 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Depreciation and amortization 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Finance-related expenses and write-off of loan costs 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Impairment of real estate 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 81,714 1.7506266469567453 49,130 2.0816032539615286 ,162,582 1.8337694563501015 85,669 2.2926378890464849 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized loss on sales of investments in real estate, net 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,470 -,276 -,470 Total other income 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 199 350 424 485 Net income (loss) -3,339 ,-12,033 -3,225 ,-27,351 Net (income) loss attributable to non-controlling interests -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 16,016 Dividend Yield - total assets 3,074,133 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.2099242290427903E-3 26.37 price per share 1.0618126659082291E-2 Net Asset Value Calculation $42,185 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,205,017 $58.27 ok Less accumulated depreciation ,-72,572 -1.92 ok Add real estate held for sale, net 94,293 2.4900000000000002 ok Investments in real estate, net 2,226,738 58.84 ok Add increase in estimated fair value of investments in real estate ,393,221 10.39 ok Less estimated renovation reserve(1) -,229,296 -6.06 ok Estimated SFR Value 2,390,663 63.17 ok Non-performing loans 79,538 2.1 ok Non-performing loans held for sale 87,509 2.31 ok Non-performing loans (fair value option) ,412,503 10.9 ok Add increase in estimated fair value of non-performing loans 63,022 1.67 ok Estimated NPL Value ,642,572 16.98 ok Estimated SFR & NPL Value $3,033,235 $80.150000000000006 ok $80.155371514618039 Total shareholders' equity $1,060,554 $28.03 ok Less unamortized debt discount on convertible senior notes ,-34,708 -0.92 ok Less investments in real estate, net -2,226,738 -58.84 ok Less non-performing loans ,-79,538 -2.1 ok Less: non-performing loans held for sale ,-87,509 -2.31 ok Less non-performing loans (fair value option) -,412,503 -10.9 ok Add estimated SFR & NPL value 3,033,235 80.150000000000006 ok Estimated NAV $1,252,793 $33.11 ok $33.105937504318952 $33.11 Number of Shares 37,841,943 (1) Renovation reserve includes remaining capital expenditures for non-stabilized homes and average turn 2 cost for stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,205,017 Add: real estate held for sale, net 94,293 Adjusted investments in real estate (excl. depreciation) 2,299,310 Add: increase in estimated fair value of investments in real estate 91,353 Estimated SFR Value (Fair Value) 2,390,663 Non-performing loans 79,538 Non-performing loans held for sale 87,509 Non-performing loans (fair value option) ,412,503 Add: increase in estimated fair value of non-performing loans 63,022 Estimated NPL Value (Fair Value) ,642,572 Estimated SFR & NPL Value (Fair Value) 3,033,235 Resident and other receivables, net 23,620 Cash and cash equivalents 79,984 Restricted cash 87,247 Deferred leasing costs 29,605 Asset-backed securitization costs, net 26,553 Other Assets 20,836 Total Assets at fair value $3,301,080 Liabilities Senior SFR facility $,629,558 Master repurchase agreement ,404,730 Asset-backed securitization ,527,043 Convertible senior notes, net ,367,792 Add: unamortized debt discount on convertible senior notes 34,708 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 60,121 Resident security deposits and prepaid rent 22,091 Total liabilities at fair value $2,046,043 Less: Non-controlling interests -2,244 Estimated NAV at fair value $1,252,793 Number of Shares 37,841,943 Estimated NAV $33.105940128862315 -4.0598711376844676E-3 m Check to NAV calculation 0 m Investments in real estate, net 2,226,738 Add back: accumulated depreciation 72,572 Investments in real estate properties, gross 2,299,310 Adjusted fair value as of 6/30/2015 2,390,663 Increase in estimated fair value of investments in real estate 91,353 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $,-50,722,880 $,-50,723 Condition Adjustment for Stabilized Properties B -,172,530,950 -,172,531 Remaining Construction Costs for Non- Stabilized homes C -6,041,600 -6,042 Total estimated reserves at 6/30/2015 $-,229,295,430 $-,229,296 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 6/30/15 (on 12,666 homes (not Units)) D 2,247,278 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\SWAY Q215 FMV Summary v1 From Allen Fair value on homes excluded from valuation (Prime REO) E ,143,385 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q2 2015\Support\REO Schedule June 30 2015 -Prime From Dennis/Prime Adjusted fair value as of 6/30/15 2,390,663 Add: increase in estimated fair value of investments in real estate -,229,296 Per above Investments in real estate 2,226,738 Per above Fair value adjustment ,393,221 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201502. Q2 2015\Fair Value Q2 2015 Book basis ,579,550 Fair value ,642,572 Fair value adjustment F 63,022 DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 49 $,165,582.41571428569 $8,113,538.3699999982 $8,824,263.5800000001 $,710,725.21000000183 $0 $,710,725.21000000183 Other REO Divestitures(2) 80 ,236,992.26712500001 18,959,381.370000001 18,403,054 -,556,327.37000000104 -,556,327.37000000104 0 NPL REO 213 ,132,243.45403755872 28,167,855.710000008 28,054,423.609999999 -,113,432.10000000894 -,113,432.10000000894 0 Total 342 $,161,522.73523391812 $55,240,775.450000003 $55,281,741.189999998 $40,965.739999991842 $-,669,759.47000000998 $,710,725.21000000183 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,185 $42,004 (unaudited) ASSETS Investments in real estate Land $,389,320 $,359,889 Building and improvements 1,815,697 1,619,622 Development costs Total investment in properties 2,205,017 1,979,511 Less accumulated depreciation ,-72,572 ,-41,563 Investment in real estate properties, net 2,132,445 1,937,948 Real estate held for sale, net 94,293 32,102 Total investments in real estate, net 2,226,738 1,970,050 Non-performing loans 79,538 ,125,488 Non-performing loans held for sale 87,509 26,911 Non-performing loans (fair value option) ,412,503 ,491,790 Resident and other receivables, net 23,620 17,270 Cash and cash equivalents 79,984 ,175,198 Restricted cash 87,247 50,749 Deferred financing costs, net 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 Other assets 20,836 17,994 Total assets $3,074,133 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,629,558 $,441,239 Master repurchase agreement ,404,730 ,454,249 Asset-backed securitization, net ,527,043 ,526,816 Convertible senior notes, net ,367,792 ,363,110 Accounts payable and accrued expenses 60,121 52,457 Resident security deposits and prepaid rent 22,091 17,857 Total liabilities 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 381 378 Additional paid-in capital 1,128,334 1,133,239 Accumulated deficit ,-67,999 ,-53,723 Accumulated other comprehensive loss -,162 -70 Total Starwood Waypoint Residential Trust equity 1,060,554 1,079,824 Non-controlling interests 2,244 611 Total equity 1,062,798 1,080,435 Total liabilities and equity $3,074,133 $2,936,163 0 0 ck Shares outstanding end of period 37,841,943 Book value per share $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $-3,444 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 2,589 3,566 3,150 3,508 1,871 6,155 0 General and administrative 4,004 3,858 4,866 4,627 4,444 7,862 0 Share-based compensation 1,390 1,927 3,898 2,101 2,130 3,317 0 Investment management fees 4,881 4,781 4,825 4,522 3,993 9,662 0 Separation costs 0 0 0 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 186 622 0 Interest expense, including amortization 19,595 17,617 16,633 11,899 5,191 37,212 0 Depreciation and amortization 18,984 18,008 19,918 9,238 7,243 36,992 0 Finance-related expenses and write-off of loan costs 911 544 940 1,334 5,441 1,455 0 Impairment of real estate 440 219 171 341 1,233 659 0 Realized loss (gain) on sales of investments in real estate, net -,458 -,246 148 -,125 56 -,704 0 Realized gain on divestiture homes, net -1,101 782 0 0 0 -,319 0 Loss on derivative financial instruments, net 65 211 132 104 470 276 0 Income tax expense 199 225 -44 19 350 424 0 Net income attributable to non-controlling interests 98 121 79 13 83 219 0 check to NOI page QTD YTD Total NOI 48,419 51,969 45,795 31,085 20,575 ,100,388 0 0 0 Add (deduct) adjustments to get to total stabilized home portfolio NOI 0 NPL portfolio NOI components: 0 Realized gain on non-performing loans, net -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-14,486 0 Realized gain on loan conversions, net -6,123 -8,549 -6,994 -5,791 -6,483 ,-14,672 0 Mortgage loan servicing costs 9,586 9,995 11,020 7,918 5,139 19,581 0 Unrealized gain on non-performing loans, net ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-38,383 0 Deduct: Total NPL portfolio NOI ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-47,960 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 1,766 3,289 2,236 2,537 2,726 5,055 0 Add Total Non-stabilized portfolio NOI 1,766 3,289 2,236 2,537 2,726 5,055 0 0 Total stabilized portfolio NOI $30,907 $26,576 $22,181 $20,103 $14,959 $57,483 $0 $0 $0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $30,907 $26,576 $22,903 $20,103 $14,959 $57,483 $0 check to NOI page 0 0 $0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $46,677 $41,983 $37,097 $30,366 $23,602 $88,660 $0 Less Allowance for doubtful accounts -,229.60091323913264 -,708 -,645 -,870 -,614 -,938 0.3990867608673625 Total rental revenues $46,447.399086760866 $41,275 $36,452 $29,496 $22,988 0 0 $87,722 $0.39908676086633932 Stabilized portfolio NOI margin 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.65528601719067048 Check Balance $0 $28,801 Total Rental Homes Portfolio Obtained from Tri Long - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment Atlanta 2,509 48 2,557 0.95463433711380519 $,101,226.29641376612 $,131,087.46535784123 $335.19064892 1933.0782166601487 22.393038717246782 1992.6069612827532 $1,203.401435602953 $1,203.401435602953 29,861 ,131,087 ,101,226 #REF! $335.2 $29.86069999999998 $101.22630000000001 $131.08699999999999 South Florida 2,301 233 2,534 0.89936858721389112 $,139,002.83067482235 $,174,732.64466456161 442.7 1581.8606395578365 45.031570639305528 1969.9684293606945 $1,622.3531942003515 $1,622.3531942003515 35,730 ,174,733 ,139,003 #REF! $442.7 $35.730200000000025 $139.00279999999998 $174.733 Houston 1,538 61 1,599 0.94308943089430897 $,131,144.58370856775 $,149,831.86085678538 239.5811455099998 2029.5347091932458 26.49093183239529 1988.5090681676047 $1,537.2903253652062 $1,537.2903253652062 18,687 ,149,832 ,131,145 #REF! $239.6 $18.687399999999997 $131.1446 $149.83199999999999 Tampa 1,349 70 1,419 0.90909090909090906 $,104,278.8060606068 $,126,131.956941508 178.98124689999986 1457.1719520789288 40.181113460183269 1974.8188865398167 $1,263.2591388673393 $1,263.2591388673393 21,783 ,126,061 ,104,278 #REF! $179 $21.8 $104.27810000000001 $126.13200000000001 Dallas 1,311 91 1,402 0.91940085592011411 $,140,461.35123395151 $,161,959.56352353797 227.06730806000024 2132.9564907275321 20.074179743224022 1994.925820256776 $1,575.2348524844722 $1,575.2348524844722 21,498 ,161,959 ,140,461 #REF! $227.1 $21.49860000000001 $140.4614 $161.96 Denver 626 89 715 0.90069930069930071 $,200,979.58907692303 $,229,160.70693706267 163.8499054599998 1601.4321678321678 31.928671328671271 1983.0713286713287 $1,767.7161741835148 $1,767.7161741835148 28,181 ,229,161 ,200,980 #REF! $163.80000000000001 $28.181399999999996 $200.9796 $229.161 Chicago 654 60 714 0.90196078431372551 $,120,853.42096638647 $,150,190.40901960791 107.23595204000004 1574.3011204481793 37.906162464985982 1977.093837535014 $1,665.8466925465839 $1,665.8466925465839 29,377 ,150,230 ,120,853 #REF! $107.2 $29.336600000000004 $120.85339999999999 $150.19 Orlando 538 69 607 0.86985172981878089 $,115,203.99233937399 $,141,157.4938056012 85.682598739999932 1583.5172981878088 37.191103789126828 1977.8088962108732 $1,310.2907590132825 $1,310.2907590132825 25,958 ,141,162 ,115,204 #REF! $85.7 $25.953000000000017 $115.20399999999999 $141.15700000000001 Southern California 440 17 457 0.91903719912472648 $,240,908.22404814026 $,254,065.29792122537 116.10784114999998 1640.5295404814005 38.050328227571072 1976.9496717724289 $1,831.941582733813 $1,831.941582733813 13,157 ,254,065 ,240,908 #REF! $116.1 $13.156799999999976 $240.90820000000002 $254.065 Northern California 271 2 273 0.97069597069597069 $,214,385.34564102555 $,227,743.68695970683 62.174026539999964 1506.03663003663 45.505494505494426 1969.4945054945056 $1,729.9144318181814 $1,729.9144318181814 13,323 ,227,708 ,214,385 #REF! $62.2 $13.358699999999999 $214.3853 $227.744 Phoenix 244 0 244 0.98360655737704916 $,139,867.52475409844 $,158,648.43540983609 38.71021824000001 1536.5040983606557 40.127049180327958 1974.872950819672 $1,195.8157500000002 $1,195.8157500000002 18,781 ,158,649 ,139,868 #REF! $38.700000000000003 $18.780499999999989 $139.86750000000001 $158.648 Las Vegas 41 0 41 0.95121951219512191 $,155,992.54487804876 $,167,626.55780487802 6.8726888699999984 1964.560975609756 28.268292682926813 1986.7317073170732 $1,283.8612820512819 $1,283.8612820512819 11,634 ,167,627 ,155,993 #REF! $6.9 $11.634500000000003 $155.99250000000001 $167.62700000000001 Total/Average 11,822 740 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020099986 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 $1,473.9904856970031 26114.377347318557 2,072,274 1,804,304 #REF! $2,004.2 $267.97839999999997 $1,804.3037000000002 $2,072.3359999999998 239.2 2011 1771.8 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Weighted Average Year Built Average Monthly Rent Per Leased Home(4) Stabilized(5) 11,822 0.96608018947724583 $,131,988.45301302712 $,158,081.405157334 $1,868.8383717700026 1758.6831063361815 32.716291659617582 1982.2837083403824 $1,471.6824316508948 Non-stabilized(5) 740 0.22432432432432434 $,154,544.7591081085 $,182,956.39221621651 135.38773024000022 1770.6662162162163 34.254054054053995 1980.745945945946 $1,639.6477987421383 Total/Average 12,562 0.92238497054609137 $,133,317.19576978267 $,159,546.73634851212 $2,004.2261020100027 1759.3890613804633 32.806877885687072 1982.1931221143129 $1,473.9904856970031 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE

22 The statements herein that are not historical facts, and the assumptions upon which those statements are based, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements involve significant risks and uncertainties, which are difficult to predict, and are not guarantees of future performance. Such statements can generally be identified by words such as “projects,” “forecasts,” “anticipates,” “expects,” “intends,” “will,” “could,” “believes,” “estimates,” “continue,” and similar expressions. Forward-looking statements are based on certain assumptions, discuss future expectations, describe future plans and strategies, contain financial and operating projections or state other forward-looking information. Our ability to predict results or the actual effect of future events, actions, plans or strategies is inherently uncertain. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results and performance could differ materially from those set forth in, or implied by, the forward-looking statements. Factors that could materially and adversely affect our business, financial condition, liquidity, results of operations and prospects, as well as our ability to make distributions to our shareholders, include, but are not limited to: expectations regarding the timing of generating additional revenues; changes in our business and growth strategies; volatility in the real estate industry, interest rates and spreads, the debt or equity markets, the economy generally or the rental home market specifically; events or circumstances that undermine confidence in the financial markets or otherwise have a broad impact on financial markets; declines in the value of homes, and macroeconomic shifts in demand for, and competition in the supply of, rental homes; the availability of attractive investment opportunities in homes that satisfy our investment objective and business and growth strategies; the impact of changes to the supply of, value of and the returns on NPLs; our ability to convert the homes and NPLs we acquire into rental homes generating attractive returns; our ability to successfully modify or otherwise resolve NPLs; our ability to lease or re-lease our rental homes to qualified residents on attractive terms or at all; the failure of residents to pay rent when due or otherwise perform their lease obligations; our ability to effectively manage our portfolio of rental homes; the concentration of credit risks to which we are exposed; the availability, terms and deployment of short-term and long-term capital; the adequacy of our cash reserves and working capital; our relationships with Starwood Capital Group, L.P., and our manager and their ability to retain qualified personnel; potential conflicts of interest; the timing of cash flows, if any, from our investments; unanticipated increases in financing and other costs; our expected leverage; effects of derivative and hedging transactions; actions and initiatives of the U.S. government and changes to U.S. government policies that impact the economy generally and, more specifically, the housing and rental markets; changes in governmental regulations, tax laws and rates and similar matters; limitations imposed on our business and our ability to satisfy complex rules in order for us and, if applicable, certain of our subsidiaries to qualify as a REIT for U.S. federal income tax purposes and the ability of certain of our subsidiaries to qualify as taxable REIT subsidiaries for U.S. federal income tax purposes, and our ability and the ability of our subsidiaries to operate effectively within the limitations imposed by these rules; and estimates relating to our ability to make distributions to our shareholders in the future. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by us with the Securities and Exchange Commission from time to time. Furthermore, except as required by law, we are under no duty to, and we do not intend to, update any of our forward-looking statements appearing herein, whether as a result of new information, future events or otherwise. Forward-Looking Statements